UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3990

Northwestern Mutual Series Fund, Inc.

(Exact name of registrant as specified in charter)

720 East Wisconsin Avenue,

Milwaukee Wisconsin 53202

(Address of principal executive offices) (Zip code)

Barbara E. Courtney, Controller and Chief Accounting Officer Northwestern Mutual Series Fund, Inc.

(Name and address of agent for service)

Registrant’s telephone number, including area code: 414-271-1444

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders

[Attached EDGARIZED ANNUAL REPORT]

Annual Report December 31, 2010

Northwestern Mutual Series Fund, Inc.

A Series Fund Offering 27 Portfolios

•	Growth Stock Portfolio
•	Focused Appreciation Portfolio
•	Large Cap Core Stock Portfolio
•	Large Cap Blend Portfolio
•	Index 500 Stock Portfolio
•	Large Company Value Portfolio
•	Domestic Equity Portfolio
•	Equity Income Portfolio
•	Mid Cap Growth Stock Portfolio
•	Index 400 Stock Portfolio
•	Mid Cap Value Portfolio
•	Small Cap Growth Stock Portfolio
•	Index 600 Stock Portfolio
•	Small Cap Value Portfolio
•	International Growth Portfolio
•	Research International Core Portfolio
•	International Equity Portfolio
•	Emerging Markets Equity Portfolio
•	Money Market Portfolio
•	Short-Term Bond Portfolio
•	Select Bond Portfolio
•	Long-Term U.S. Government Bond Portfolio
•	Inflation Protection Portfolio
•	High Yield Bond Portfolio
•	Multi-Sector Bond Portfolio
•	Balanced Portfolio
•	Asset Allocation Portfolio

Letter to Clients

December 31, 2010

Financial markets enjoyed positive returns in 2010, as economic conditions generally improved around the globe. Riskier, lower-quality, more economically sensitive issues performed best—growth stocks outperformed value; small-company stocks beat large; and emerging market shares outdid those of developed economies. In the U.S., both stocks and bonds performed well—the S&P 500® Index returned 15.1%, while the Barclays Capital® U.S. Aggregate Bond Index gained 6.5%. Overseas investment performance was hampered by the European sovereign debt crisis; as a result, the MSCI EAFE® Index (a measure of the performance of developed markets outside the United States) posted a more modest gain of 8.2% in dollar terms, while the MSCI® Emerging Markets Index rose 19.2%.

U.S. economic growth benefited early in the year from existing federal stimulus policies, although jobs and the housing market remained concerns. Later, as the effect of the stimulus wore off, growth slowed and members of the Federal Reserve (“Fed”) openly debated the possibility of a “double-dip” recession and deflation. A key moment for financial markets, then, was the Fed’s decision to intervene in the Treasury market and buy bonds directly (so called “quantitative easing,” or “QE2”), with the aim of lowering interest rates and aiding growth. Even though questions surround the economy, financial markets were beneficiaries of Fed policy.

There were a number of positives on the corporate front during the year, as U.S. firms saw profits increase and took advantage of that cash flow to raise dividend payouts to investors and pay down debt, making for healthier corporate balance sheets. This goes a long way toward explaining a second-straight year of gains by equities, as well as outlooks by many analysts calling for further gains in 2011.

In fixed income markets, better corporate financial health helped account for the outperformance of corporate bonds relative to other bond sectors in 2010. Indeed, the most economically sensitive bonds did best—the Barclays Capital® U.S. Corporate High Yield Index gained 15.1%, while the corporate bond portion of the Barclays Capital® U.S. Aggregate Index was up nearly 8% for the year. Treasurys also enjoyed positive returns, but lagged corporate debt. In part, that was because the Fed’s decision to intervene in the Treasury market had unintended consequences—rather than result in lower bond yields, investors sold long-term Treasurys aggressively because of concern about the potential inflationary effect of the Fed’s policies. Elsewhere, municipal bonds performed worst of the major fixed income market segments because of worries about the effect on municipal credit quality of the decline in tax revenues and property values (changes in municipal credit quality often lag changes in the economy by 12 months or more).

In international markets, developed economies saw their growth constrained by massive debts, with investors worried about the ability of many peripheral European countries to meet their debt obligations. At the other end of the spectrum, smaller, more dynamic emerging market economies with comparatively less debt posted better growth and asset performance. However, strong growth by a number of the world’s growing economies also proved to be a source of commodity inflation, as prices for many industrial and agricultural commodities ended 2010 at or near record highs.

As we look ahead to 2011, our outlook for economic growth is clouded. While corporations and consumers are making gradual improvement, we are not sure the same can be said of governments around the world. The Fed’s attempts to stimulate the U.S. economy so far have had mixed results—financial markets have generally benefited, though progress on jobs and housing has been harder to come by. Meanwhile, yawning budget deficits in the U.S. and other developed economies are a drag on growth, as are higher commodity prices.

But it’s worth remembering that we don’t invest in economic growth directly, but financial assets, which can be cheap or rich irrespective of the direction of the economy. So while we are encouraged by the improvement in corporate financial health, after two years of sizable gains, stocks are not nearly as attractive to us as they once were. It is a similar story for many corporate bonds, whose yields have fallen to levels more in line with historical norms.

What is clear to us is that forecasting economic and financial outcomes is never certain. As a result, we continue to believe a balanced approach to investing provides the best opportunity to maximize performance across divergent economic and market cycles. We would encourage you to work with your financial adviser to come up with a well-thought-out plan to meet your individual investment objectives.

R. David Ells, CFA

President of Northwestern Mutual Series Fund, Inc.

Managing Director of Mason Street Advisors, LLC

Northwestern Mutual Series Fund, Inc.

Mason Street Advisors, LLC (“Mason Street Advisors”), adviser to the Northwestern Mutual Series Fund, Inc., is a wholly owned subsidiary of The Northwestern Mutual Life Insurance Company. Mason Street Advisors is the principal investment adviser for all the Portfolios of the Northwestern Mutual Series Fund, Inc., and has engaged and oversees sub-advisers who provide day-to-day management for certain of the Portfolios. Each sub-adviser may be replaced without the approval of shareholders. Please see the Series Fund prospectus for more information.

The views expressed in the portfolio manager commentaries set forth in the following pages reflect those of the portfolio managers only through the end of the period covered by this report and do not necessarily represent the views of any affiliated organization. The views expressed are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. These views are subject to change at any time based upon market conditions or other events and should not be relied upon as investment advice. Mason Street Advisors disclaims any responsibility to update these views.

Expense Examples (unaudited)

Example

As a shareholder of each Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each Portfolio provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period July 1, 2010 to December 31, 2010*	Annualized Expense Ratio

Growth Stock Portfolio
Actual	$1,000.00	$1,248.83	$2.49	0.44%
Hypothetical (5% return before expenses)	1,000.00	1,022.99	2.24	0.44

Focused Appreciation Portfolio
Actual	1,000.00	1,215.26	4.19	0.75
Hypothetical (5% return before expenses)	1,000.00	1,021.42	3.82	0.75

Large Cap Core Stock Portfolio
Actual	1,000.00	1,246.49	2.60	0.46
Hypothetical (5% return before expenses)	1,000.00	1,022.89	2.35	0.46

Large Cap Blend Portfolio
Actual	1,000.00	1,256.12	4.78	0.84
Hypothetical (5% return before expenses)	1,000.00	1,020.97	4.28	0.84

Index 500 Stock Portfolio
Actual	1,000.00	1,231.36	1.18	0.21
Hypothetical (5% return before expenses)	1,000.00	1,024.15	1.07	0.21

i	Expense Examples

Expense Examples (unaudited)

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period July 1, 2010 to December 31, 2010*	Annualized Expense Ratio

Large Company Value Portfolio
Actual	$1,000.00	$1,210.22	$4.40	0.79%
Hypothetical (5% return before expenses)	1,000.00	1,021.22	4.02	0.79

Domestic Equity Portfolio
Actual	1,000.00	1,223.55	3.25	0.58
Hypothetical (5% return before expenses)	1,000.00	1,022.28	2.96	0.58

Equity Income Portfolio
Actual	1,000.00	1,222.95	3.75	0.67
Hypothetical (5% return before expenses)	1,000.00	1,021.83	3.41	0.67

Mid Cap Growth Stock Portfolio
Actual	1,000.00	1,286.48	3.11	0.54
Hypothetical (5% return before expenses)	1,000.00	1,022.48	2.75	0.54

Index 400 Stock Portfolio
Actual	1,000.00	1,282.46	1.55	0.27
Hypothetical (5% return before expenses)	1,000.00	1,023.84	1.38	0.27

Mid Cap Value Portfolio
Actual	1,000.00	1,215.35	5.14	0.92
Hypothetical (5% return before expenses)	1,000.00	1,020.57	4.69	0.92

Small Cap Growth Stock Portfolio
Actual	1,000.00	1,283.78	3.40	0.59
Hypothetical (5% return before expenses)	1,000.00	1,022.23	3.01	0.59

Index 600 Stock Portfolio
Actual	1,000.00	1,272.27	2.00	0.35
Hypothetical (5% return before expenses)	1,000.00	1,023.44	1.79	0.35

Small Cap Value Portfolio
Actual	1,000.00	1,267.54	4.97	0.87
Hypothetical (5% return before expenses)	1,000.00	1,020.82	4.43	0.87

International Growth Portfolio
Actual	1,000.00	1,228.71	3.03	0.54
Hypothetical (5% return before expenses)	1,000.00	1,022.48	2.75	0.54

Research International Core Portfolio
Actual	1,000.00	1,268.20	6.57	1.15
Hypothetical (5% return before expenses)	1,000.00	1,019.41	5.85	1.15

International Equity Portfolio
Actual	1,000.00	1,230.76	3.77	0.67
Hypothetical (5% return before expenses)	1,000.00	1,021.83	3.41	0.67

Expense Examples	ii

Expense Examples

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period July 1, 2010 to December 31, 2010*	Annualized Expense Ratio

Emerging Markets Equity Portfolio
Actual	$1,000.00	$1,291.10	$8.66	1.50%
Hypothetical (5% return before expenses)	1,000.00	1,017.64	7.63	1.50

Money Market Portfolio
Actual	1,000.00	1,001.59	0.01	0.003
Hypothetical (5% return before expenses)	1,000.00	1,025.21	0.01	0.003

Short-Term Bond Portfolio
Actual	1,000.00	1,011.67	1.98	0.39
Hypothetical (5% return before expenses)	1,000.00	1,023.24	1.99	0.39

Select Bond Portfolio
Actual	1,000.00	1,010.36	1.52	0.30
Hypothetical (5% return before expenses)	1,000.00	1,023.69	1.53	0.30

Long-Term U.S. Government Bond Portfolio
Actual	1,000.00	970.25	2.98	0.60
Hypothetical (5% return before expenses)	1,000.00	1,022.18	3.06	0.60

Inflation Protection Portfolio
Actual	1,000.00	1,017.69	3.10	0.61
Hypothetical (5% return before expenses)	1,000.00	1,022.13	3.11	0.61

High Yield Bond Portfolio
Actual	1,000.00	1,106.58	2.50	0.47
Hypothetical (5% return before expenses)	1,000.00	1,022.84	2.40	0.47

Multi-Sector Bond Portfolio
Actual	1,000.00	1,068.39	4.38	0.84
Hypothetical (5% return before expenses)	1,000.00	1,020.97	4.28	0.84

Balanced Portfolio
Actual	1,000.00	1,132.84	1.61	0.30
Hypothetical (5% return before expenses)	1,000.00	1,023.69	1.53	0.30

Asset Allocation Portfolio
Actual	1,000.00	1,175.53	2.91	0.53
Hypothetical (5% return before expenses)	1,000.00	1,022.53	2.70	0.53

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

iii	Expense Examples

Growth Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital. Income is a secondary objective.	Invest in well-established companies with above-average potential for earnings growth.	$557 million

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Growth Stock Portfolio (the “Portfolio”). The Portfolio invests primarily in the equity securities of well established, medium and large capitalization companies that are selected for their above-average earnings growth potential, with an emphasis on high quality companies that have strong financial characteristics. In evaluating individual companies, factors such as the company management team, product outlook, competitive position, global exposure, financial characteristics and valuation are important factors considered in this bottom up analysis.

Market Overview

Overall, stocks enjoyed solid performance in 2010, when corporate earnings improved, economic growth stabilized, and the Federal Reserve demonstrated its commitment to pursue aggressive policies to support the economy and financial markets. In terms of the broad U.S. stock market, small-cap shares performed best, followed by those of medium- and large-sized companies, though all managed double-digit gains. For the year, returns for the Russell 1000®, MidCap®, and 2000® Stock Indices were 16.10%, 25.48%, and 26.85%, respectively. Growth-oriented shares beat value across all capitalization ranges, as measured by the relevant Russell Indices. Within the large-cap growth universe, economically sensitive Consumer Discretionary and Industrials shares did best. Only the Utilities sector, which comprised less than 1% of the Russell 1000® Growth Index, had a negative return for the year.

Portfolio Results

The Portfolio returned 12.37% for the twelve months ended December 31, 2010. By comparison, the Russell 1000® Growth Index (the “Index”) returned 16.71%. (The Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) The Large-Cap Growth Funds peer group had an average return of 15.62%, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

The key theme explaining the Portfolio’s underperformance of the benchmark was the management team’s focus on large, high quality companies trading at levels they thought justified by the companies’ demonstrated earnings power; unfortunately, smaller, lower quality, momentum stocks did best in 2010. It seems that many investors decided they had to own certain stocks, irrespective of that stock’s price or earnings. Good examples of stocks that benefited from this theme and to which the Portfolio had little exposure were computer networking firm F5 Networks, cloud-computing company Salesforce.com, Inc., and casino operator Las Vegas Sands Corp.

In addition, some of our stock choices for the Portfolio disappointed. For example, credit card companies Visa, Inc. and MasterCard, Inc. underperformed because of worry about the effect of regulatory changes on their business. Another victim of the changing regulatory environment was for-profit education firm DeVry, Inc., which faced additional concerns over student loan defaults and slower enrollment growth.

In Health Care, it hurt relative results to be overweight this lagging sector. Stock choices in the biotechnology and pharmaceutical industry segments also detracted—stakes in Amgen, Gilead Sciences, Inc., Celgene Corp. and Teva Pharmaceutical Industries, Ltd. underperformed.

Looking at positive contributors to relative results, it was beneficial to favor companies with exposure to growing foreign economies. Good examples were machinery firm Cummins, Inc., miner Freeport McMoRan Copper & Gold, Inc., chemical fertilizer company Potash Corp. of Saskatchewan, Inc., automotive parts supplier Johnson Controls, Inc., and specialty retailer Abercrombie & Fitch Co. In addition, the Portfolio benefited from the decision to underweight shares of Microsoft Corp. and overweight those of Apple, Inc.

During the period, the Portfolio used futures contracts to help maintain a fully invested position.

Portfolio Manager Outlook

We expect gradual economic growth in 2011 but should remind investors that stocks can be rich or cheap irrespective of the direction of the economy. And after two straight years of outsized gains, our return expectations for stocks are somewhat more modest. Nevertheless, we believe a continued focus on what we consider to be high quality companies offering attractive growth rates and reasonable valuations provides the best opportunity for growth over time. Our consistent application of this process means that the Portfolio’s sector and industry allocations reflect where we are finding what we consider to be the best growth opportunities at a given time.

Growth Stock Portfolio	1

Growth Stock Portfolio

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2010
	1 Year	5 Years	10 Years
Growth Stock Portfolio	12.37%	2.43%	0.46%
Russell 1000® Growth Index	16.71%	3.75%	0.02%
Lipper® Variable Insurance Products (VIP) Large Cap Growth Funds Average	15.62%	2.85%	0.05%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/00. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may invest in derivative instruments for hedging purposes or as alternatives to direct investments. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/10

Security Description	% of Net Assets
Apple, Inc.	5.7%
Google, Inc. - Class A	3.2%
Schlumberger, Ltd.	2.2%
Microsoft Corp.	2.2%
Oracle Corp.	2.2%
Cisco Systems, Inc.	2.0%
QUALCOMM, Inc.	1.9%
PepsiCo, Inc.	1.8%
Amazon.com, Inc.	1.8%
Express Scripts, Inc.	1.7%

Sector Allocation 12/31/10

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

2	Growth Stock Portfolio

Growth Stock Portfolio

Schedule of Investments

December 31, 2010

	Common Stocks (95.7%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (14.4%)
	Abercrombie & Fitch Co. - Class A	71,000	4,092
*	Amazon.com, Inc.	54,700	9,846
	Coach, Inc.	66,900	3,700
	DeVry, Inc.	60,100	2,884
*	DIRECTV - Class A	93,000	3,714
*	Discovery Communications, Inc.	103,800	3,808
	Johnson Controls, Inc.	139,200	5,317
*	Kohl’s Corp.	94,400	5,130
*	Las Vegas Sands Corp.	20,300	933
	Limited Brands, Inc.	94,300	2,898
	Marriott International, Inc. - Class A	148,900	6,185
	McDonald’s Corp.	86,300	6,624
	NIKE, Inc. - Class B	73,200	6,253
*	O’Reilly Automotive, Inc.	48,600	2,936
*	Priceline.com, Inc.	11,000	4,395
	Target Corp.	134,000	8,057
	The Walt Disney Co.	88,100	3,305

	Total		80,077

	Consumer Staples (7.7%)
	Avon Products, Inc.	121,700	3,537
	The Coca-Cola Co.	76,600	5,038
	Costco Wholesale Corp.	64,800	4,679
	CVS Caremark Corp.	120,529	4,191
*	Hansen Natural Corp.	30,100	1,574
	PepsiCo, Inc.	156,000	10,191
	Philip Morris International, Inc.	70,200	4,109
	The Procter & Gamble Co.	68,600	4,413
	Wal-Mart Stores, Inc.	98,800	5,328

	Total		43,060

	Energy (7.9%)
	Anadarko Petroleum Corp.	61,300	4,669
	Halliburton Co.	167,200	6,827
	Hess Corp.	48,000	3,674
	Occidental Petroleum Corp.	75,700	7,426
	Petroleo Brasileiro SA, ADR	102,600	3,882
	Schlumberger, Ltd.	147,400	12,308
*	Weatherford International, Ltd.	237,800	5,422

	Total		44,208

	Financials (6.6%)
	Aflac, Inc.	72,800	4,108
	American Express Co.	92,400	3,966
	CME Group, Inc. - Class A	8,000	2,574

	Common Stocks (95.7%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	The Goldman Sachs Group, Inc.	46,700	7,853
	Invesco, Ltd.	124,100	2,986
	JPMorgan Chase & Co.	166,000	7,042
	MetLife, Inc.	77,100	3,426
	T. Rowe Price Group, Inc.	72,213	4,660

	Total		36,615

	Health Care (10.6%)
	Abbott Laboratories	118,300	5,668
*	Agilent Technologies, Inc.	83,800	3,472
	Allergan, Inc.	73,800	5,068
	AmerisourceBergen Corp.	165,700	5,654
*	Celgene Corp.	95,100	5,624
	Covidien PLC	58,900	2,689
*	Express Scripts, Inc.	174,400	9,426
*	Life Technologies Corp.	66,500	3,691
	Pharmaceutical Product Development, Inc.	157,200	4,266
	Teva Pharmaceutical Industries, Ltd., ADR	132,800	6,923
*	Thermo Fisher Scientific, Inc.	112,900	6,250

	Total		58,731

	Industrials (12.0%)
	Caterpillar, Inc.	74,900	7,015
	Cummins, Inc.	38,100	4,191
	Danaher Corp.	158,800	7,491
	Dover Corp.	88,700	5,185
	FedEx Corp.	53,200	4,948
*	Foster Wheeler AG	84,300	2,910
	Honeywell International, Inc.	80,300	4,269
	Illinois Tool Works, Inc.	125,300	6,691
	PACCAR, Inc.	58,100	3,336
	Precision Castparts Corp.	17,400	2,422
	Union Pacific Corp.	66,800	6,190
	United Parcel Service, Inc. - Class B	59,000	4,282
	United Technologies Corp.	99,800	7,856

	Total		66,786

	Information Technology (30.7%)
	Amphenol Corp. - Class A	46,200	2,438
*	Apple, Inc.	98,300	31,708
	Automatic Data Processing, Inc.	73,600	3,406
	Avago Technologies, Ltd.	158,400	4,510
*	BMC Software, Inc.	50,100	2,362

	Common Stocks (95.7%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
	Broadcom Corp. - Class A	67,650	2,946
*	Cisco Systems, Inc.	556,100	11,250
*	Citrix Systems, Inc.	42,700	2,921
*	Cognizant Technology Solutions Corp. - Class A	44,100	3,232
*	EMC Corp.	192,600	4,410
*	Google, Inc. - Class A	29,842	17,725
	Hewlett-Packard Co.	178,500	7,515
	Intel Corp.	265,800	5,590
	International Business Machines Corp.	57,100	8,380
*	Juniper Networks, Inc.	72,100	2,662
*	Marvell Technology Group, Ltd.	272,400	5,053
	MasterCard, Inc. - Class A	20,000	4,482
	Microsoft Corp.	438,300	12,237
*	NetApp, Inc.	59,000	3,243
	Oracle Corp.	382,000	11,957
	QUALCOMM, Inc.	214,400	10,611
	Siliconware Precision Industries Co., ADR	395,500	2,353
	Texas Instruments, Inc.	81,300	2,642
	Visa, Inc. - Class A	75,400	5,307
	Western Union Co.	122,100	2,267

	Total		171,207

	Materials (4.4%)
	The Dow Chemical Co.	169,600	5,790
	Freeport-McMoRan Copper & Gold, Inc.	52,000	6,245
	Goldcorp, Inc.	59,600	2,740
	Potash Corp. of Saskatchewan, Inc.	30,800	4,769
	Praxair, Inc.	54,400	5,194

	Total		24,738

	Telecommunication Services (1.4%)
*	American Tower Corp. - Class A	148,700	7,679

	Total		7,679

	Total Common Stocks
	(Cost: $437,007)		533,101

	Short-Term Investments (7.6%)

	Commercial Banks Non-US (2.7%)
	Barclays US Funding LLC, 0.25%, 1/24/11	5,200,000	5,199
	HSBC Finance Corp., 0.22%, 1/6/11	5,000,000	5,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Growth Stock Portfolio	3

Growth Stock Portfolio

	Short-Term Investments (7.6%)	Shares/ $ Par	Value $ (000’s)

	Commercial Banks Non-US continued
	Royal Bank of Canada, 0.19%, 1/5/11	5,000,000	5,000

	Total		15,199

	Energy (1.8%)
	ONEOK Partners LP, 0.33%, 1/12/11	10,000,000	9,999

	Total		9,999

	Federal Government & Agencies (0.3%)
(b)	Federal Home Loan Bank, 0.145%, 2/24/11	1,700,000	1,700

	Total		1,700

	Miscellaneous Business Credit Institutions (1.0%)
	General Electric Capital Corp., 0.03%, 1/3/11	5,300,000	5,300

	Total		5,300

Short-Term Investments (7.6%)	Shares/ $ Par	Value $ (000’s)

Short Term Business Credit (1.8%)
Falcon Asset Securitization Co. LLC, 0.23%, 1/26/11	10,000,000	9,998

Total		9,998

Total Short-Term Investments
(Cost: $42,196)		42,196

Total Investments (103.3%)
(Cost: $479,203)(a)		575,297

Other Assets, Less
Liabilities (-3.3%)		(18,425)

Net Assets (100.0%)		556,872

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2010 the aggregate cost of securities for federal tax purposes (in thousands) was $480,954 and the net unrealized appreciation of investments based on that cost was $94,343 which is comprised of $105,119 aggregate gross unrealized appreciation and $10,776 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P 500 Index Futures (Long) (Total Notional Value at December 31, 2010, $10,823)	35	3/11	$141

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2010. See Note 2C for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$533,101	$-	$-
Short-Term Investments	-	42,196	-
Other Financial Instruments - Futures^	141	-	-
Total	$533,242	$42,196	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

4	Growth Stock Portfolio

Focused Appreciation Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest in equity securities selected for their growth potential.	$311 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Focused Appreciation Portfolio (the “Portfolio”), has engaged Janus Capital Management LLC (“Janus”) to act as sub-adviser for the Portfolio. The Portfolio seeks to achieve its objective by employing a “bottom-up” approach. That is, the sub-adviser looks at companies one at a time to determine if a company is an attractive investment opportunity and is consistent with the Portfolio’s investment policies. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. Although the Portfolio is diversified, it may hold larger positions in a smaller number of companies than more diversified funds. The Portfolio invests in a core group of 20-40 common stocks.

Market Overview

U.S. equity markets posted double-digit gains during the twelve months ended December 31, 2010 and closed near their highest level since June 2008 amid improving manufacturing, housing and retail data and better-than-expected corporate earnings. Another round of quantitative easing by the Federal Reserve also provided a positive backdrop for risk assets. In terms of the broad U.S. stock market, small-cap shares performed best, followed by those of medium- and large-sized companies, though all managed double-digit gains. For the year, returns for the Russell 1000®, MidCap®, and 2000® Stock Indices were 16.10%, 25.48%, and 26.85%, respectively. Growth-oriented shares beat value across all capitalization ranges, as measured by the relevant Russell Indices. Within the large-cap growth universe, economically sensitive Consumer Discretionary and Industrials shares did best. Only the Utilities sector, which comprised less than 1% of the Russell 1000® Growth Index, had a negative return for the year.

Portfolio Performance

The Portfolio returned 9.33% for the twelve months ended December 31, 2010. By comparison, the Russell 1000® Growth Index (the “Index”) returned 16.71%. (The Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) The Large-Cap Growth Funds peer group had an average return of 15.62%, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

The largest individual detractor over the period was the Portfolio’s position in Research In Motion. The wireless communication device maker was weak early in the period and the Portfolio sold its position. Janus believed the company faced a more difficult pricing and competitive environment, and felt there were more compelling opportunities to gain exposure to the trend in the mobile and wireless space.

Another significant individual detractor was Cisco Systems, Inc., a networking equipment company, which declined during the year after the company cited tight public spending on information technology, falling cable set-top box sales, and retrenchment following strong “catch-up” sales in earlier quarters, among other factors. Biotechnology company Gilead Sciences, Inc. also held back the Portfolio’s returns. Janus believed the company faced a more challenging patent environment and exited the position late in the period.

Apple, Inc. was a top contributor for the year and remained a top position in the Portfolio largely because of its highly successful line of differentiated mobile computing products, from the iPad to the iPhone, and because of its growing market share in personal computers.

Ivanhoe Mines, Ltd., an international mineral exploration and development company that is levered to copper prices, finished the period as a top contributor as well. The company has one of the largest new copper discoveries in close proximity to one of the largest customers of copper—China. Janus believed this put Ivanhoe Mines, Inc. in a uniquely strong position to benefit from China’s growth.

Enterprise software company Oracle Corp. was a strong performer that Janus liked because of its recurring maintenance contracts, dominant market share and pricing power.

Portfolio Manager Outlook

The following forward looking comments are the opinion of Janus, the Portfolio’s sub-adviser.

Rather than focus on near-term economic or market trends, we have constructed the Portfolio to take advantage of multiyear themes. In Information Technology, we are seeing a proliferation of data usage through mobile devices at work and at home, with broad implications for content owners, Internet companies and device manufacturers. This continues to be a major theme behind several of our positions, including shares of Apple, Inc. and Google, Inc. Another theme in the Portfolio is consolidation of suppliers. More people and companies are doing business with their most trusted suppliers, a dynamic that accentuates the competitive advantages of these companies and may enable them to gain market share.

Focused Appreciation Portfolio	5

Focused Appreciation Portfolio

Looking ahead, we are expecting a slow recovery for both the U.S. and global economies. Companies with healthy balance sheets and global demand for their products are driving the recovery. Many firms have record levels of cash, which may be used to pay higher dividends, reinvest in the business or fund mergers and acquisitions. Several of our top holdings supply corporations, not consumers, and we expect corporate spending to pick up as management teams grow more confident that the economy will not slip back into recession.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2010
	1 Year	5 Years	Since Inception*
Focused Appreciation Portfolio	9.33%	4.45%	10.07%
Russell 1000® Growth Index	16.71%	3.75%	6.68%
Lipper® Variable Insurance Products (VIP) Large Cap Growth Funds Average	15.62%	2.85%	–
*	Inception date of 5/1/03

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 5/1/03 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may hold fewer securities than other diversified portfolios because of its focused investment strategy. Holding fewer securities increases the risk that the value of the Portfolio could go down because of the poor performance of a single investment.

Top 10 Equity Holdings 12/31/10

Security Description	% of Net Assets
Apple, Inc.	10.5%
Oracle Corp.	5.6%
Celgene Corp.	5.6%
Google, Inc. - Class A	4.7%
eBay, Inc.	4.5%
Bank of America Corp.	4.5%
Ivanhoe Mines, Ltd.	3.6%
United Parcel Service, Inc. - Class B	3.4%
News Corp. - Class A	3.4%
Precision Castparts Corp.	3.4%

Sector Allocation 12/31/10

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

6	Focused Appreciation Portfolio

Focused Appreciation Portfolio

Schedule of Investments

December 31, 2010

	Common Stocks (92.6%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (10.8%)
*	Ford Motor Co.	621,825	10,440
*	General Motors Co.	115,770	4,267
	Limited Brands, Inc.	277,140	8,517
	News Corp. - Class A	722,710	10,523

	Total		33,747

	Consumer Staples (3.2%)
	Anheuser-Busch InBev NV, ADR	102,090	5,829
	Colgate-Palmolive Co.	50,120	4,028

	Total		9,857

	Energy (2.2%)
	BG Group PLC, ADR	31,830	3,247
	Petroleo Brasileiro SA, ADR	91,397	3,458

	Total		6,705

	Financials (14.2%)
	Bank of America Corp.	1,042,345	13,905
	The Charles Schwab Corp.	333,689	5,709
	CME Group, Inc. - Class A	27,935	8,988
	The Goldman Sachs Group, Inc.	17,415	2,929
	JPMorgan Chase & Co.	135,780	5,760
	Prudential PLC, ADR	334,572	6,979

	Total		44,270

	Health Care (9.1%)
*	Celgene Corp.	292,870	17,320
*	Intuitive Surgical, Inc.	5,930	1,528
*	Medco Health Solutions, Inc.	102,000	6,250
*	Vertex Pharmaceuticals, Inc.	91,893	3,219

	Total		28,317

	Industrials (10.4%)
	C.H. Robinson Worldwide, Inc.	49,396	3,961
	FANUC, Ltd., ADR	282,075	7,233
	Precision Castparts Corp.	75,195	10,468
	United Parcel Service, Inc. - Class B	147,000	10,669

	Total		32,331

	Information Technology (35.5%)
*	Adobe Systems, Inc.	197,180	6,069
	Amphenol Corp. - Class A	67,470	3,561
*	Apple, Inc.	101,174	32,635
*	Cisco Systems, Inc.	478,555	9,681
*	eBay, Inc.	506,515	14,096
*	Google, Inc. - Class A	24,437	14,515

	Common Stocks (92.6%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
	Oracle Corp.	556,015	17,403
	Tyco Electronics, Ltd.	71,820	2,542
*	Yahoo!, Inc.	599,185	9,965

	Total		110,467

	Materials (3.8%)
*	Ivanhoe Mines, Ltd.	490,605	11,245
*	Ivanhoe Mines, Ltd. - Rights	490,605	687

	Total		11,932

	Telecommunication Services (3.4%)
	America Movil SAB de CV - Series L, ADR	44,200	2,534
*	Crown Castle International Corp.	184,230	8,075

	Total		10,609

	Total Common Stocks
	(Cost: $230,431)		288,235

	Short-Term Investments (7.5%)

	Commercial Banks US (1.0%)
	Wells Fargo & Co., 0.05%, 1/3/11	3,000,000	3,000

	Total		3,000

	Government (6.5%)
	US Treasury Bill, 0.075%, 2/10/11	20,400,000	20,398

	Total		20,398

	Total Short-Term Investments
	(Cost: $23,398)		23,398

	Total Investments (100.1%)
	(Cost: $253,829)(a)		311,633

	Other Assets, Less Liabilities (-0.1%)		(436)

	Net Assets (100.0%)		311,197

The Accompanying Notes are an Integral Part of the Financial Statements.

Focused Appreciation Portfolio	7

Focused Appreciation Portfolio

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2010 the aggregate cost of securities for federal tax purposes (in thousands) was $254,289 and the net unrealized appreciation of investments based on that cost was $57,344 which is comprised of $61,059 aggregate gross unrealized appreciation and $3,715 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2010. See Note 2C for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$288,235	$-	$-
Short-Term Investments	-	23,398	-
Other Financial Instruments^	-	-	-
Total	$288,235	$23,398	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value. On December 31, 2010, this Portfolio did not hold any derivative instruments.

The Accompanying Notes are an Integral Part of the Financial Statements.

8	Focused Appreciation Portfolio

Large Cap Core Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest primarily in equity securities of large U.S. companies.	$408 million

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Large Cap Core Stock Portfolio. The Portfolio invests primarily in equity securities of high quality, large capitalization companies across all market sectors that may include both “growth” and “value” stocks. In selecting investments, the Portfolio’s manager looks for characteristics such as strong management teams, solid balance sheets, consistent earnings growth, sustainable cash flows and leading market shares in their industries. The Portfolio may be broadly diversified, potentially reflecting all sectors of the S&P 500® Index. However, the manager’s economic outlook determines the relative attractiveness of market sectors and sector weights may differ from those in the S&P 500® Index, reflecting the economic outlook.

Market Overview

Overall, stocks enjoyed solid performance in 2010, when corporate earnings improved, economic growth stabilized, and the Federal Reserve demonstrated its commitment to pursue aggressive policies to support the economy and financial markets. In terms of the broad U.S. stock market, small-cap shares performed best, followed by those of medium- and large-sized companies, though all managed double-digit gains. For the year, returns for the Russell 1000®, MidCap®, and 2000® Stock Indices were 16.10%, 25.48%, and 26.85%, respectively. Growth-oriented shares beat value across all capitalization ranges, as measured by the relevant Russell Indices. Within the S&P 500® Index, economically sensitive Consumer Discretionary and Industrials shares did best. The more value-oriented Health Care and Utilities sectors performed worst in absolute terms, but nevertheless eked out positive returns for the year ended December 31, 2010.

Portfolio Results

The Large Cap Core Stock Portfolio returned 12.91% for all of 2010. By comparison, the S&P 500® Index returned 15.06%. (This Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) The Portfolio’s Large-Cap Core Funds peer group average return was 13.45%, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

The key theme explaining the Portfolio’s underperformance of the S&P 500® Index was its bias toward the largest companies in the market and Index in a year when smaller was better. According to the manager’s analysis, the stocks in the top 20% of the Index by market capitalization returned about 12% on aggregate, while those in the bottom 20% returned approximately 24%.

This effect can be seen in the Financials sector, where the Portfolio held an overweight position in big, diversified financial services companies Bank of America Corp. and JPMorgan Chase & Co., which underperformed. The manager thought these companies were being undervalued by the market, and that the stocks would benefit from the economic recovery; repayment of TARP funds; and greater clarity about the regulatory environment after passage of financial reform in Congress. Despite the underperformance, the manager’s investment thesis on these stocks remained intact, and the Portfolio continued to hold overweight positions as of December 31. At the other end of the spectrum, the Portfolio had little exposure to many of the comparatively small commercial banks and real estate investment trusts in the Index, which generally outperformed.

It was a similar story in Health Care, where some of the larger names in the Portfolio lagged because of uncertainty about the outcome and effect of the election on the sector; meanwhile, the smaller companies in the sector benefited from some new product launches, or from being takeover targets.

In terms of positive contributors to performance, many of the Portfolio’s strong performers were companies that benefited from exposure to rapidly industrializing emerging economies. Good examples were machinery firms Cummins, Inc. and Caterpillar, Inc., chemical fertilizer company Potash Corp. of Saskatchewan, Inc., metals and mining firm Freeport-McMoRan Copper & Gold, Inc., and automotive parts supplier Johnson Controls, Inc. Similarly, specialty retailer Abercrombie & Fitch Co. benefited from the growth of its international business.

Portfolio Manager Outlook

We expect the global economic recovery to continue in 2011, which should benefit companies with exposure to rapidly growing emerging market economies. In developed markets, we believe Europe is behind the U.S. in terms of progress on financial reform. As a result, we are likely to favor a “barbell” approach focusing on companies whose business is weighted toward the United States and emerging economies, with less exposure to Europe. And we are likely to continue to maintain exposure to some of the largest companies in the market, which we feel represent more attractive values relative to smaller companies. But regardless of economic or market conditions, we will continue to follow our investment discipline, which targets what we consider to be attractive, growing large-cap companies trading at reasonable valuations. As a result, the Portfolio’s sector and industry allocations reflect where we are finding what we consider to be the best opportunities at a given time. As of December 31, 2010, the Portfolio’s largest sector overweight was in Consumer Discretionary, with Consumer Staples the largest underweight.

Large Cap Core Stock Portfolio	9

Large Cap Core Stock Portfolio

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2010
	1 Year	5 Years	10 Years
Large Cap Core Stock Portfolio	12.91%	1.71%	0.48%
S&P 500® Index	15.06%	2.29%	1.41%
Lipper® Variable Insurance Products (VIP) Large Cap Core Funds Average	13.45%	1.75%	1.41%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/00. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Top 10 Equity Holdings 12/31/10

Security Description	% of Net Assets
Exxon Mobil Corp.	2.8%
Apple, Inc.	2.6%
JPMorgan Chase & Co.	2.4%
Chevron Corp.	2.3%
Microsoft Corp.	2.1%
Schlumberger, Ltd.	1.9%
Wells Fargo & Co.	1.7%
International Business Machines Corp.	1.7%
The Goldman Sachs Group, Inc.	1.6%
General Electric Co.	1.6%

Sector Allocation 12/31/10

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

10	Large Cap Core Stock Portfolio

Large Cap Core Stock Portfolio

Schedule of Investments

December 31, 2010

	Common Stocks (97.8%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (11.4%)
	Abercrombie & Fitch Co. - Class A	54,700	3,152
*	Amazon.com, Inc.	9,700	1,746
	Coach, Inc.	28,200	1,560
*	DIRECTV - Class A	65,100	2,600
*	Discovery Communications, Inc.	73,700	2,704
*	Ford Motor Co.	200,200	3,361
	The Home Depot, Inc.	31,500	1,104
	Johnson Controls, Inc.	98,100	3,747
*	Kohl’s Corp.	56,600	3,076
	Limited Brands, Inc.	67,700	2,081
	Marriott International, Inc. - Class A	104,400	4,337
	McDonald’s Corp.	52,500	4,030
	NIKE, Inc. - Class B	43,200	3,690
	Target Corp.	83,900	5,045
	The Walt Disney Co.	116,400	4,366

	Total		46,599

	Consumer Staples (8.8%)
	Avon Products, Inc.	87,100	2,531
	The Coca-Cola Co.	53,600	3,525
	Costco Wholesale Corp.	59,200	4,275
	CVS Caremark Corp.	101,422	3,526
*	Hansen Natural Corp.	21,300	1,114
	Mead Johnson Nutrition Co.	22,000	1,369
	PepsiCo, Inc.	87,800	5,736
	Philip Morris International, Inc.	52,700	3,085
	The Procter & Gamble Co.	73,662	4,739
	Wal-Mart Stores, Inc.	112,300	6,056

	Total		35,956

	Energy (12.6%)
	Anadarko Petroleum Corp.	66,600	5,072
	Chevron Corp.	101,400	9,253
	Exxon Mobil Corp.	153,549	11,228
	Halliburton Co.	110,400	4,508
	Hess Corp.	51,600	3,949
	Occidental Petroleum Corp.	40,100	3,934
	Petroleo Brasileiro SA, ADR	51,300	1,941
	Schlumberger, Ltd.	93,100	7,774
*	Weatherford International, Ltd.	169,800	3,871

	Total		51,530

	Financials (14.4%)
	American Express Co.	36,200	1,554
	Bank of America Corp.	343,307	4,580
*	Citigroup, Inc.	960,600	4,544
	CME Group, Inc. - Class A	5,900	1,898

	Common Stocks (97.8%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	The Goldman Sachs Group, Inc.	37,700	6,339
	Invesco, Ltd.	87,700	2,110
	JPMorgan Chase & Co.	227,196	9,638
	MetLife, Inc.	110,100	4,893
	Morgan Stanley	129,800	3,532
	PNC Financial Services Group, Inc.	35,930	2,182
	Prudential Financial, Inc.	55,000	3,229
	SunTrust Banks, Inc.	70,700	2,086
	T. Rowe Price Group, Inc.	56,500	3,646
	The Travelers Cos., Inc.	26,800	1,493
	Wells Fargo & Co.	223,900	6,939

	Total		58,663

	Health Care (11.2%)
	Abbott Laboratories	72,000	3,449
	Allergan, Inc.	49,200	3,378
	AmerisourceBergen Corp.	108,600	3,705
	Bristol-Myers Squibb Co.	152,100	4,028
*	Celgene Corp.	51,195	3,028
	Covidien PLC	29,100	1,329
*	Express Scripts, Inc.	81,400	4,400
	Johnson & Johnson	52,900	3,272
*	Life Technologies Corp.	46,800	2,597
	Pfizer, Inc.	279,800	4,899
	Pharmaceutical Product Development, Inc.	111,100	3,015
	Teva Pharmaceutical Industries, Ltd., ADR	57,600	3,003
*	Thermo Fisher Scientific, Inc.	77,200	4,274
	UnitedHealth Group, Inc.	40,300	1,455

	Total		45,832

	Industrials (11.6%)
	Caterpillar, Inc.	57,500	5,385
	Cummins, Inc.	27,600	3,036
	Danaher Corp.	51,259	2,418
	Dover Corp.	51,600	3,016
	FedEx Corp.	38,500	3,581
*	Foster Wheeler AG	62,500	2,157
	General Electric Co.	346,600	6,339
	Honeywell International, Inc.	71,900	3,822
	Illinois Tool Works, Inc.	92,600	4,945
	PACCAR, Inc.	22,600	1,298
	Precision Castparts Corp.	8,400	1,169
	Union Pacific Corp.	43,500	4,031
	United Parcel Service, Inc. - Class B	45,200	3,281
	United Technologies Corp.	37,800	2,976

	Total		47,454

	Common Stocks (97.8%)	Shares/ $ Par	Value $ (000’s)

	Information Technology (18.0%)
*	Apple, Inc.	33,100	10,677
*	Agilent Technologies, Inc.	40,300	1,670
	Automatic Data Processing, Inc.	31,100	1,439
	Avago Technologies, Ltd.	95,800	2,727
	Broadcom Corp. - Class A	22,800	993
*	Cisco Systems, Inc.	257,800	5,215
*	Cognizant Technology Solutions Corp. - Class A	11,600	850
*	eBay, Inc.	56,600	1,575
*	EMC Corp.	162,400	3,719
*	Google, Inc. - Class A	8,400	4,989
	Hewlett-Packard Co.	98,600	4,151
	Intel Corp.	220,500	4,637
	International Business Machines Corp.	46,100	6,766
*	Juniper Networks, Inc.	39,800	1,469
*	Marvell Technology Group, Ltd.	132,100	2,451
	MasterCard, Inc. - Class A	5,700	1,277
	Microsoft Corp.	313,500	8,753
	Oracle Corp.	152,100	4,761
	QUALCOMM, Inc.	77,100	3,816
	Texas Instruments, Inc.	49,800	1,619

	Total		73,554

	Materials (4.5%)
	Agnico-Eagle Mines, Ltd.	18,100	1,388
	The Dow Chemical Co.	151,000	5,155
	Freeport-McMoRan Copper & Gold, Inc.	33,100	3,975
	Goldcorp, Inc.	49,700	2,285
	Potash Corp. of Saskatchewan, Inc.	19,700	3,050
	Praxair, Inc.	25,300	2,416

	Total		18,269

	Telecommunication Services (3.0%)
*	American Tower Corp. - Class A	91,300	4,715
	AT&T, Inc.	117,600	3,455
*	Sprint Nextel Corp.	399,500	1,690
	Verizon Communications, Inc.	61,200	2,190

	Total		12,050

	Utilities (2.3%)
	American Electric Power Co., Inc.	111,000	3,994
	CenterPoint Energy, Inc.	169,000	2,657
	PG&E Corp.	56,900	2,722

	Total		9,373

	Total Common Stocks
	(Cost: $332,741)		399,280

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Cap Core Stock Portfolio	11

Large Cap Core Stock Portfolio

Short-Term Investments (2.6%)	Shares/ $ Par	Value $ (000’s)

Miscellaneous Business Credit Institutions (1.9%)
General Electric Capital Corp., 0.03%, 1/3/11	7,500,000	7,500

Total		7,500

Short Term Business Credit (0.7%)
Falcon Asset Securitization Co. LLC, 0.24%, 1/28/11	3,000,000	2,999

Total		2,999

Total Short-Term Investments
(Cost: $10,499)		10,499

Total Investments (100.4%)
(Cost: $343,240)(a)		409,779

Other Assets, Less
Liabilities (-0.4%)		(1,449)

Net Assets (100.0%)		408,330

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2010 the aggregate cost of securities for federal tax purposes (in thousands) was $344,730 and the net unrealized appreciation of investments based on that cost was $65,049 which is comprised of $75,152 aggregate gross unrealized appreciation and $10,103 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2010. See Note 2C for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$399,280	$-	$-
Short-Term Investments	-	10,499	-
Other Financial Instruments^	-	-	-
Total	$399,280	$10,499	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value. On December 31, 2010, this Portfolio did not hold any derivative instruments.

The Accompanying Notes are an Integral Part of the Financial Statements.

12	Large Cap Core Stock Portfolio

Large Cap Blend Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest primarily in equity and equity-related securities of large U.S. companies.	$64 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Large Cap Blend Portfolio (the “Portfolio”), has engaged Capital Guardian Trust Company (“Capital Guardian”) to act as sub-adviser for the Portfolio. In selecting investments to meet the Portfolio’s objectives, portfolio managers look across industry sectors, seeking quality companies at attractive prices. In keeping with the sub-adviser’s bottom-up philosophy, the weighting for any given sector reflects the portfolio managers’ assessments and outlooks for individual companies within that sector.

Market Overview

Stocks endured considerable volatility but a rally in the second half pushed full-year returns substantially higher. Investors oscillated between “risk on” and “risk off” as they interpreted mixed signals on the vitality of global economies and the sustainability of corporate profits.

Economically sensitive stocks advanced the most, with the Consumer Discretionary, Industrials and Materials sectors each providing returns of 20% or more. Retailers, luxury goods, hotels and media companies saw consumer spending and advertising sales recover from depressed levels. Auto stocks surged as sales increased in both the U.S. and in increasingly important foreign markets. Industrials reported robust international trade as customers stopped depleting inventories. Metals and mining companies were supported by strong commodity prices while chemicals producers saw rising volumes. Energy stocks also had strong gains, helped by spending on energy infrastructure and a record level of mergers and acquisitions.

Portfolio Results

The Portfolio returned 14.29% for the twelve months ended December 31, 2010. By comparison, its benchmark, the S&P 500® Index (the “Index”), returned 15.06%. (This Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) The Portfolio’s Large-Cap Core Funds peer group average return was 13.45%, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

In terms of detractors from relative results, stock selection among Financials was a negative factor, with The Charles Schwab Corp. and The Goldman Sachs Group, Inc. among the largest detractors.

Stock selection in the Materials sector was also negative. General building materials company Vulcan Materials declined as construction spending has taken longer to recover than had been anticipated. The Portfolio’s cash position also was a drag in a rising market.

Health Care also was a challenging sector in 2010. The choice of health care companies contributed to relative performance, but the Portfolio’s larger-than-index weight in the sector was a negative. We trimmed our exposure to a number of key holdings in this area, including Davita, a company specializing in kidney dialysis, on concerns related to health care reform, and Baxter International, on headwinds for its plasma business.

Stock selection in the Energy sector contributed to returns, where an emphasis on energy equipment and services companies helped results. Both Weatherford International, Ltd. and Halliburton Co. benefited from increased spending on energy infrastructure. We added to positions in Weatherford and Halliburton during the course of the year.

Tobacco company Philip Morris International, Inc. helped boost Portfolio returns as the company continued to show incremental growth, mostly from Asia, and announced it would buy back shares. Jeweler Tiffany & Co., which was added to the Portfolio in 2010, also saw its shares rise due to a recovery in retail sales. The Portfolio’s less-than-index weight in the weak Utilities sector was another positive factor.

Information Technology stocks helped returns. There was a wide dispersion of returns in the sector, and avoiding most of the disappointments was a positive factor. Broadcom provided record earnings thanks to strong demand for its chips for mobile devices. Because of its mix of customers, shares of networking company Juniper Networks, Inc. rose—but shares of competitor Cisco Systems, Inc. declined after it predicted weaker revenue growth. The Portfolio’s position in electronic payments company Visa, Inc. fell, however, after the Federal Reserve proposed a cap on fees banks can charge for debit card transactions and considered giving merchants other options to process transactions.

Portfolio Manager Outlook

The following forward looking comments are the opinion of Capital Guardian, the Portfolio’s sub-adviser.

We appear to be in the rebuilding phase of corporate and consumer confidence. On the corporate side of the equation, that should lead to hiring, capital spending and the replenishment of inventories. On the consumer side, spending is picking up. Companies are also likely to use their ample uninvested cash for acquisitions, buybacks and dividend increases, providing additional support for stock prices.

Large Cap Blend Portfolio	13

Large Cap Blend Portfolio

The Portfolio is constructed company by company; however, a more holistic view suggests it is positioned to benefit from an economy on the mend. As of December 31, 2010, together the Energy, Consumer Discretionary, and Information Technology sectors comprised approximately half the Portfolio. Also, while still only a small part of the U.S. economy, Materials stocks represent a significant overweight in the Portfolio relative to the benchmark. Although equities appear reasonably valued, markets have risen quickly in a short period of time—so while the Portfolio reflects optimism over the long term, caution is merited.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2010
	1 Year	Since Inception*
Large Cap Blend Portfolio	14.29%	-5.47%
S&P 500® Index	15.06%	-2.24%
Lipper® Variable Insurance Products (VIP) Large Cap Core Funds Average	13.45%	-
*	Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Top 10 Equity Holdings 12/31/10

Security Description	% of Net Assets
Philip Morris International, Inc.	3.5%
Schlumberger, Ltd.	2.7%
Target Corp.	2.7%
Google, Inc. - Class A	2.6%
The Allstate Corp.	2.5%
Weatherford International, Ltd.	2.5%
Halliburton Co.	2.1%
The Charles Schwab Corp.	2.0%
QUALCOMM, Inc.	2.0%
Juniper Networks, Inc.	1.9%

Sector Allocation 12/31/10

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

14	Large Cap Blend Portfolio

Large Cap Blend Portfolio

Schedule of Investments

December 31, 2010

	Common Stocks (95.3%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (13.6%)
	CBS Corp. - Class B	23,200	442
	Coach, Inc.	11,900	658
	Comcast Corp. - Class A	42,700	938
*	DreamWorks Animation SKG, Inc. - Class A	8,000	236
	Gannett Co., Inc.	11,500	174
	Lowe’s Cos., Inc.	14,900	374
	McDonald’s Corp.	2,000	153
	NIKE, Inc. - Class B	1,500	128
	Scripps Networks Interactive - Class A	8,300	430
	Stanley Black & Decker, Inc.	1,500	100
	Target Corp.	28,900	1,738
	Tiffany & Co.	16,300	1,015
	Time Warner Cable, Inc.	9,543	630
	Time Warner, Inc.	7,000	225
*	Urban Outfitters, Inc.	21,200	759
	Viacom, Inc. - Class B	11,500	455
	The Walt Disney Co.	6,500	244

	Total		8,699

	Consumer Staples (8.6%)
	Alberto-Culver Co.	3,100	115
	Altria Group, Inc.	7,100	175
	Avon Products, Inc.	8,200	238
	Colgate-Palmolive Co.	7,800	627
	General Mills, Inc.	9,100	324
	Kraft Foods, Inc. - Class A	22,500	709
	PepsiCo, Inc.	12,900	843
	Philip Morris International, Inc.	38,300	2,242
	The Procter & Gamble Co.	3,600	231

	Total		5,504

	Energy (16.1%)
	Anadarko Petroleum Corp.	13,600	1,036
	Baker Hughes, Inc.	6,100	349
	Cenovus Energy, Inc.	26,800	891
	Chevron Corp.	6,300	575
	Halliburton Co.	32,500	1,327
	Noble Energy, Inc.	9,100	783
	Royal Dutch Shell PLC - Class A, ADR	16,400	1,095
	Royal Dutch Shell PLC - Class B, ADR	1,700	113
	Schlumberger, Ltd.	20,900	1,745
*	Transocean, Ltd.	6,700	466
*	Ultra Petroleum Corp.	5,500	263
*	Weatherford International, Ltd.	70,500	1,607

	Total		10,250

	Financials (9.6%)
	ACE, Ltd.	3,000	187

	Common Stocks (95.3%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	The Allstate Corp.	50,500	1,610
	Aon Corp.	7,200	331
	The Bank of New York Mellon Corp.	2,300	70
	BB&T Corp.	3,800	100
*	Berkshire Hathaway, Inc. - Class A	1	120
	The Charles Schwab Corp.	73,700	1,261
	CME Group, Inc. - Class A	300	97
	The Goldman Sachs Group, Inc.	5,400	908
	JPMorgan Chase & Co.	11,400	484
	Plum Creek Timber Co., Inc.	1,400	52
	The Progressive Corp.	21,400	425
	T. Rowe Price Group, Inc.	3,100	200
	Ventas, Inc.	2,600	136
	Wells Fargo & Co.	4,300	133

	Total		6,114

	Health Care (10.5%)
	Allergan, Inc.	11,400	783
*	Boston Scientific Corp.	88,200	668
	Bristol-Myers Squibb Co.	8,300	220
*	Celgene Corp.	17,400	1,029
*	Cerner Corp.	10,200	966
	Medtronic, Inc.	18,100	671
	Merck & Co., Inc.	28,599	1,031
*	Mettler-Toledo International, Inc.	800	121
	Shire PLC, ADR	10,200	738
	Universal Health Services, Inc. - Class B	10,300	447

	Total		6,674

	Industrials (7.8%)
	The Boeing Co.	3,400	222
	Danaher Corp.	7,700	363
	Emerson Electric Co.	8,800	503
	FedEx Corp.	12,900	1,200
	General Electric Co.	16,100	294
	Illinois Tool Works, Inc.	11,600	619
	Iron Mountain, Inc.	4,300	108
*	Jacobs Engineering Group, Inc.	2,000	92
	Norfolk Southern Corp.	12,500	785
*	Spirit AeroSystems Holdings, Inc. - Class A	19,200	400
	United Technologies Corp.	5,400	425

	Total		5,011

	Information Technology (19.8%)
*	Akamai Technologies, Inc.	6,000	282
*	Alliance Data Systems Corp.	1,300	92
*	Apple, Inc.	1,900	613

	Common Stocks (95.3%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
	Broadcom Corp. - Class A	20,400	889
*	Cisco Systems, Inc.	48,100	973
*	First Solar, Inc.	600	78
*	Google, Inc. - Class A	2,770	1,645
	International Business Machines Corp.	5,400	793
	Jabil Circuit, Inc.	17,800	358
*	Juniper Networks, Inc.	32,900	1,215
	KLA-Tencor Corp.	14,600	564
	Maxim Integrated Products, Inc.	26,800	633
	Microchip Technology, Inc.	4,600	157
	Microsoft Corp.	17,300	483
	Nintendo Co., Ltd., ADR	21,200	770
	Oracle Corp.	25,100	786
	QUALCOMM, Inc.	25,100	1,242
	Tyco Electronics, Ltd.	7,200	255
	Visa, Inc. - Class A	11,300	795

	Total		12,623

	Materials (6.5%)
	Air Products and Chemicals, Inc.	4,800	437
	Allegheny Technologies, Inc.	15,300	844
	Barrick Gold Corp.	14,100	750
	Cliffs Natural Resources, Inc.	7,300	570
	Freeport-McMoRan Copper & Gold, Inc.	3,300	396
	Monsanto Co.	9,800	682
	Nucor Corp.	6,100	267
	Potash Corp. of Saskatchewan, Inc.	1,400	217

	Total		4,163

	Telecommunication Services (1.8%)
*	American Tower Corp. - Class A	22,400	1,157

	Total		1,157

	Utilities (1.0%)
	American Water Works Co., Inc.	9,000	228
	Edison International	4,800	185
	PG&E Corp.	2,800	134
	PPL Corp.	2,500	66

	Total		613

	Total Common Stocks
	(Cost: $49,413)		60,808

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Cap Blend Portfolio	15

Large Cap Blend Portfolio

Short-Term Investments (4.4%)	Shares/ $ Par	Value $ (000’s)

Commercial Banks US (1.6%)
Wells Fargo & Co., 0.05%, 1/3/11	1,000,000	1,000

Total		1,000

Government (2.8%)
US Treasury Bill, 0.075%, 2/10/11	1,800,000	1,800

Total		1,800

Total Short-Term Investments
(Cost: $2,800)		2,800

Total Investments (99.7%)
(Cost: $52,213)(a)		63,608

Other Assets, Less
Liabilities (0.3%)		169

Net Assets (100.0%)		63,777

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2010 the aggregate cost of securities for federal tax purposes (in thousands) was $52,192 and the net unrealized appreciation of investments based on that cost was $11,416 which is comprised of $11,889 aggregate gross unrealized appreciation and $473 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2010. See Note 2C for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$60,808	$-	$-
Short-Term Investments	-	2,800	-
Other Financial Instruments^	-	-	-
Total	$60,808	$2,800	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value. On December 31, 2010, this Portfolio did not hold any derivative instruments.

The Accompanying Notes are an Integral Part of the Financial Statements.

16	Large Cap Blend Portfolio

Index 500 Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Investment results that approximate the performance of the S&P 500® Index.	Invest in stocks included in the S&P 500® Index in approximately the same proportion as each stock’s weighting in the Index.	$1.6 billion

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Index 500 Stock Portfolio (the “Portfolio”). The S&P 500® Index (the “Index”) is composed of the stocks of primarily large capitalization companies that represent a broad spectrum of the U.S. economy and a substantial part of the U.S. stock market’s total capitalization. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in the stocks that make up the S&P 500® Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in S&P 500® Index stock futures and options contracts, as well as swap agreements, to help achieve full replication.

Market Overview

Overall, stocks enjoyed solid performance in 2010, when corporate earnings improved, economic growth stabilized, and the Federal Reserve demonstrated its commitment to pursue aggressive policies to support the economy and financial markets. In terms of the broad U.S. stock market, mid-cap shares performed best, followed by those of small- and large-sized companies, though all managed double-digit gains. For the year, returns for the S&P 500®, MidCap 400® and SmallCap 600® Indices were 15.06%, 26.64%, and 26.31%, respectively.

Within the S&P 500® Index, economically sensitive Consumer Discretionary and Industrial stocks performed best. Materials stocks benefited from surging commodity prices, driven by demand from emerging market economies. The Energy sector also produced returns better than those of the Index as a whole, benefiting on the one hand from higher oil prices, but being weighed down on the other hand by the disaster in the Gulf of Mexico.

Telecommunication Services was the best performing sector of the traditionally value-oriented sectors, benefiting from the surge in use and build-out of networks for smart phones. Financials stocks also enjoyed double-digit gains, despite being buffeted by concerns about the effect of new financial regulation coming out of Washington. Consumer Staples and Information Technology also produced solid gains. But in the IT sector, performance was split between a group of winners concentrated around promising new technologies—such as cloud-based computing and popular consumer brands—and laggards in less desirable industry segments. Utilities and Health Care stocks managed barely positive returns as investors gravitated toward more growth-oriented sectors. The Health Care sector had to bear the further burden of uncertainty as a result of health care reform.

Portfolio Results

Consistent with the performance of large-cap stocks overall in 2010, the Portfolio posted strong positive results in the twelve months ended December 31, 2010, enjoying a total return of 14.89%. By comparison, the Index returned 15.06%. (This Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) Portfolio performance slightly lagged the Index due to transaction costs, administrative expenses, cash flow effects and costs associated with the use of stock index futures contracts. The average return for the Portfolio’s peer group, S&P 500 Index Objective Funds, was 14.64%, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

As the Portfolio seeks to track the performance and weightings of stocks in the Index, the managers make changes in the Portfolio’s holdings as the Index changes. Standard & Poor’s changes the composition of the Index as companies go public or private, merge, divest or have major changes in market capitalization. Additionally, Standard & Poor’s adjusts the Index to better reflect the companies that are most representative of the composition of the U.S. economy. During 2010, 16 companies were added to the Index, with a like number eliminated during the year. The managers try to make these adjustments in a way that minimizes the cost and market impact of trading, and during the period, the Portfolio used futures contracts to help achieve full replication.

Portfolio Manager Outlook

We expect the global economic recovery to continue in 2011, believing that corporations and many consumers are making gradual improvement. But we should remind investors that stocks can be rich or cheap irrespective of the direction of the economy. And after two straight years of outsized gains, our return expectations for stocks are somewhat more modest. But because mid- and small-cap stocks outperformed large last year, large-company shares look like better relative values to us.

Index 500 Stock Portfolio	17

Index 500 Stock Portfolio

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2010
	1 Year	5 Years	10 Years
Index 500 Stock Portfolio	14.89%	2.22%	1.33%
S&P 500® Index	15.06%	2.29%	1.41%
Lipper® Variable Insurance Products (VIP) S&P 500 Index Objective Funds Average	14.64%	1.96%	1.08%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/00. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

“Standard & Poor’s®”, “S&P®”, “S&P 500” and “Standard & Poor’s 500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Northwestern Mutual Life Insurance Company. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio.

The Portfolio may invest in derivative instruments such as exchange-traded funds, futures and option contracts and swap agreements to help achieve full replication. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/10

Security Description	% of Net Assets
Exxon Mobil Corp.	3.2%
Apple, Inc.	2.5%
Microsoft Corp.	1.8%
General Electric Co.	1.7%
Chevron Corp.	1.6%
International Business Machines Corp.	1.6%
The Procter & Gamble Co.	1.5%
AT&T, Inc.	1.5%
Johnson & Johnson	1.5%
JPMorgan Chase & Co.	1.4%

Sector Allocation 12/31/10

Sector Allocation is based on equities.

Sector Allocation and Top 10 Holdings are subject to change.

18	Index 500 Stock Portfolio

Index 500 Stock Portfolio

Schedule of Investments

December 31, 2010

	Common Stocks (97.9%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (10.4%)
	Abercrombie & Fitch Co. - Class A	12,200	703
*	Amazon.com, Inc.	49,400	8,892
*	Apollo Group, Inc. - Class A	17,700	699
*	AutoNation, Inc.	8,829	249
*	AutoZone, Inc.	3,825	1,043
*	Bed Bath & Beyond, Inc.	36,100	1,774
	Best Buy Co., Inc.	45,975	1,577
*	Big Lots, Inc.	10,500	320
	Cablevision Systems Corp. - Class A	33,400	1,130
*	CarMax, Inc.	31,300	998
	Carnival Corp.	60,009	2,767
	CBS Corp. - Class B	94,824	1,806
	Coach, Inc.	41,300	2,284
	Comcast Corp. - Class A	388,605	8,538
	D.R. Horton, Inc.	39,100	467
	Darden Restaurants, Inc.	19,250	894
	DeVry, Inc.	8,700	417
*	DIRECTV - Class A	116,100	4,636
*	Discovery Communications, Inc. - Class A	39,600	1,651
	Expedia, Inc.	28,200	708
	Family Dollar Stores, Inc.	17,500	870
*	Ford Motor Co.	521,865	8,762
	Fortune Brands, Inc.	21,267	1,281
*	GameStop Corp. - Class A	21,100	483
	Gannett Co., Inc.	33,250	502
	The Gap, Inc.	61,175	1,354
	Genuine Parts Co.	21,900	1,124
*	The Goodyear Tire & Rubber Co.	33,800	401
	H&R Block, Inc.	43,000	512
	Harley-Davidson, Inc.	32,800	1,137
*	Harman International Industries, Inc.	9,700	449
	Hasbro, Inc.	18,925	893
	The Home Depot, Inc.	228,300	8,004
	International Game Technology	41,500	734
*	The Interpublic Group of Companies, Inc.	68,100	723
	J.C. Penney Co., Inc.	32,950	1,065
	Johnson Controls, Inc.	93,900	3,587
*	Kohl’s Corp.	42,867	2,329
	Leggett & Platt, Inc.	20,433	465
	Lennar Corp. - Class A	22,200	416
	Limited Brands, Inc.	36,887	1,134
	Lowe’s Cos., Inc.	192,200	4,820
	Macy’s, Inc.	58,946	1,491
	Marriott International, Inc. - Class A	40,056	1,664
	Mattel, Inc.	49,988	1,271

	Common Stocks (97.9%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary continued
	McDonald’s Corp.	147,178	11,297
	The McGraw-Hill Cos., Inc.	42,720	1,555
	Meredith Corp.	5,100	177
*	NetFlix, Inc.	6,000	1,054
	Newell Rubbermaid, Inc.	40,392	734
	News Corp. - Class A	318,100	4,632
	NIKE, Inc. - Class B	53,300	4,553
	Nordstrom, Inc.	23,434	993
	Omnicom Group, Inc.	42,000	1,924
*	O’Reilly Automotive, Inc.	19,500	1,178
	Polo Ralph Lauren Corp.	9,000	998
*	Priceline.com, Inc.	6,800	2,717
*	Pulte Homes, Inc.	46,835	352
	RadioShack Corp.	15,900	294
	Ross Stores, Inc.	16,800	1,063
	Scripps Networks Interactive - Class A	12,500	647
*	Sears Holdings Corp.	6,080	448
	Stanley Black & Decker, Inc.	23,142	1,548
	Staples, Inc.	100,750	2,294
	Starbucks Corp.	103,200	3,316
	Starwood Hotels & Resorts Worldwide, Inc.	26,600	1,617
	Target Corp.	98,657	5,932
	Tiffany & Co.	17,567	1,094
	Time Warner Cable, Inc.	49,592	3,275
	Time Warner, Inc.	154,533	4,971
	The TJX Cos., Inc.	55,100	2,446
*	Urban Outfitters, Inc.	17,900	641
	VF Corp.	12,057	1,039
	Viacom, Inc. - Class B	84,224	3,336
	The Walt Disney Co.	263,757	9,894
	The Washington Post Co. - Class B	800	352
	Whirlpool Corp.	10,544	937
	Wyndham Worldwide Corp.	24,386	731
	Wynn Resorts, Ltd.	10,500	1,090
	Yum! Brands, Inc.	65,260	3,201

	Total		169,354

	Consumer Staples (10.4%)
	Altria Group, Inc.	290,822	7,160
	Archer-Daniels-Midland Co.	89,003	2,677
	Avon Products, Inc.	59,800	1,738
	Brown-Forman Corp. - Class B	14,422	1,004
	Campbell Soup Co.	26,722	928
	The Clorox Co.	19,450	1,231
	The Coca-Cola Co.	323,475	21,275
	Coca-Cola Enterprises, Inc.	47,200	1,181
	Colgate-Palmolive Co.	67,222	5,403

	Common Stocks (97.9%)	Shares/ $ Par	Value $ (000’s)

	Consumer Staples continued
	ConAgra Foods, Inc.	61,267	1,383
*	Constellation Brands, Inc. - Class A	24,800	549
	Costco Wholesale Corp.	60,264	4,352
	CVS Caremark Corp.	189,261	6,581
*	Dean Foods Co.	25,400	224
	Dr. Pepper Snapple Group, Inc.	31,600	1,111
	The Estee Lauder Cos., Inc. - Class A	15,800	1,275
	General Mills, Inc.	89,234	3,176
	H.J. Heinz Co.	44,717	2,212
	The Hershey Co.	21,500	1,014
	Hormel Foods Corp.	9,600	492
	The J.M. Smucker Co.	16,600	1,090
	Kellogg Co.	35,357	1,806
	Kimberly-Clark Corp.	56,756	3,578
	Kraft Foods, Inc. - Class A	243,296	7,666
	The Kroger Co.	88,805	1,986
	Lorillard, Inc.	20,846	1,711
	McCormick & Co., Inc.	18,500	861
	Mead Johnson Nutrition Co.	28,531	1,776
	Molson Coors Brewing Co. - Class B	22,000	1,104
	PepsiCo, Inc.	220,725	14,420
	Philip Morris International, Inc.	252,722	14,792
	The Procter & Gamble Co.	389,864	25,080
	Reynolds American, Inc.	47,100	1,536
	Safeway, Inc.	51,900	1,167
	Sara Lee Corp.	89,035	1,559
	SUPERVALU, INC.	29,570	285
	Sysco Corp.	81,525	2,397
	Tyson Foods, Inc. - Class A	41,500	715
	Walgreen Co.	128,946	5,024
	Wal-Mart Stores, Inc.	272,900	14,717
	Whole Foods Market, Inc.	20,500	1,037

	Total		169,273

	Energy (11.8%)
	Anadarko Petroleum Corp.	69,024	5,257
	Apache Corp.	53,246	6,348
	Baker Hughes, Inc.	60,064	3,434
	Cabot Oil & Gas Corp.	14,500	549
*	Cameron International Corp.	33,800	1,715
	Chesapeake Energy Corp.	91,100	2,360
	Chevron Corp.	280,314	25,579
	ConocoPhillips	204,638	13,936
	CONSOL Energy, Inc.	31,500	1,535

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio	19

Index 500 Stock Portfolio

	Common Stocks (97.9%)	Shares/ $ Par	Value $ (000’s)

	Energy continued
*	Denbury Resources, Inc.	55,700	1,063
	Devon Energy Corp.	60,200	4,726
	Diamond Offshore Drilling, Inc.	9,700	649
	El Paso Corp.	98,071	1,349
	EOG Resources, Inc.	35,420	3,238
	EQT Corp.	20,800	933
	Exxon Mobil Corp.	702,401	51,360
*	FMC Technologies, Inc.	16,700	1,485
	Halliburton Co.	126,738	5,175
	Helmerich & Payne, Inc.	14,800	717
	Hess Corp.	41,800	3,199
	Marathon Oil Corp.	98,866	3,661
	Massey Energy Co.	14,200	762
	Murphy Oil Corp.	26,800	1,998
*	Nabors Industries, Ltd.	39,800	934
	National-Oilwell Varco, Inc.	58,500	3,934
*	Newfield Exploration Co.	18,600	1,341
	Noble Energy, Inc.	24,400	2,100
	Occidental Petroleum Corp.	113,140	11,099
	Peabody Energy Corp.	37,600	2,406
	Pioneer Natural Resources Co.	16,200	1,406
	QEP Resources, Inc.	24,500	890
	Range Resources Corp.	22,300	1,003
*	Rowan Cos., Inc.	17,550	613
	Schlumberger, Ltd.	190,084	15,872
*	Southwestern Energy Co.	48,300	1,808
	Spectra Energy Corp.	90,336	2,257
	Sunoco, Inc.	16,800	677
*	Tesoro Corp.	19,900	369
	Valero Energy Corp.	78,900	1,824
	The Williams Companies, Inc.	81,500	2,015

	Total		191,576

	Financials (15.7%)
	ACE, Ltd.	47,300	2,944
	Aflac, Inc.	65,650	3,705
	The Allstate Corp.	74,928	2,389
	American Express Co.	145,875	6,261
*	American International Group, Inc.	19,491	1,123
	Ameriprise Financial, Inc.	34,555	1,989
	Aon Corp.	46,000	2,116
	Apartment Investment & Management Co. - Class A	16,256	420
	Assurant, Inc.	14,800	570
	AvalonBay Communities, Inc.	11,873	1,336
	Bank of America Corp.	1,404,796	18,740
	The Bank of New York Mellon Corp.	172,763	5,217
	BB&T Corp.	96,600	2,540
*	Berkshire Hathaway, Inc. - Class B	241,066	19,312
	Boston Properties, Inc.	19,500	1,679

	Common Stocks (97.9%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Capital One Financial Corp.	63,629	2,708
*	CB Richard Ellis Group, Inc. - Class A	40,500	829
	The Charles Schwab Corp.	138,111	2,363
	The Chubb Corp.	42,500	2,535
	Cincinnati Financial Corp.	22,675	719
*	Citigroup, Inc.	4,046,548	19,140
	CME Group, Inc. - Class A	9,300	2,992
	Comerica, Inc.	24,550	1,037
	Discover Financial Services	75,856	1,406
*	E*TRADE Financial Corp.	27,660	443
	Equity Residential	39,600	2,057
	Federated Investors, Inc. - Class B	12,800	335
	Fifth Third Bancorp	110,934	1,629
*	First Horizon National Corp.	33,066	390
	Franklin Resources, Inc.	20,250	2,252
*	Genworth Financial, Inc. - Class A	68,200	896
	The Goldman Sachs Group, Inc.	71,200	11,973
	The Hartford Financial Services Group, Inc.	61,950	1,641
	HCP, Inc.	45,200	1,663
	Health Care REIT, Inc.	20,200	962
	Host Hotels & Resorts, Inc.	92,794	1,658
	Hudson City Bancorp, Inc.	73,400	935
	Huntington Bancshares, Inc.	99,942	687
*	IntercontinentalExchange, Inc.	10,200	1,215
	Invesco, Ltd.	64,400	1,549
	Janus Capital Group, Inc.	25,629	332
	JPMorgan Chase & Co.	544,529	23,099
	KeyCorp	122,675	1,086
	Kimco Realty Corp.	56,500	1,019
	Legg Mason, Inc.	21,300	773
	Leucadia National Corp.	27,500	802
	Lincoln National Corp.	44,130	1,227
	Loews Corp.	44,021	1,713
	M&T Bank Corp.	16,600	1,445
	Marsh & McLennan Cos., Inc.	75,680	2,069
	Marshall & Ilsley Corp.	73,500	509
	MetLife, Inc.	126,274	5,612
	Moody’s Corp.	28,350	752
	Morgan Stanley	210,713	5,733
*	The Nasdaq OMX Group, Inc.	19,600	465
	Northern Trust Corp.	33,750	1,870
	NYSE Euronext	36,400	1,091

	Common Stocks (97.9%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	People’s United Financial, Inc.	51,400	720
	Plum Creek Timber Co., Inc.	22,500	843
	PNC Financial Services Group, Inc.	73,289	4,450
	Principal Financial Group, Inc.	44,600	1,452
	The Progressive Corp.	92,400	1,836
	ProLogis	79,300	1,145
	Prudential Financial, Inc.	67,600	3,969
	Public Storage	19,500	1,978
	Regions Financial Corp.	174,990	1,225
	Simon Property Group, Inc.	40,836	4,063
*	SLM Corp.	67,642	852
	State Street Corp.	69,900	3,239
	SunTrust Banks, Inc.	69,633	2,055
	T. Rowe Price Group, Inc.	35,700	2,304
	Torchmark Corp.	11,150	666
	The Travelers Cos., Inc.	63,910	3,560
	U.S. Bancorp	267,221	7,207
	Unum Group	44,131	1,069
	Ventas, Inc.	21,900	1,149
	Vornado Realty Trust	22,674	1,889
	Wells Fargo & Co.	731,131	22,658
	Weyerhaeuser Co.	74,653	1,413
	XL Group PLC	45,000	982
	Zions Bancorporation	24,800	601

	Total		255,277

	Health Care (10.7%)
	Abbott Laboratories	215,350	10,317
	Aetna, Inc.	55,708	1,700
*	Agilent Technologies, Inc.	48,237	1,998
	Allergan, Inc.	42,834	2,941
	AmerisourceBergen Corp.	38,500	1,314
*	Amgen, Inc.	131,617	7,226
	Baxter International, Inc.	81,200	4,110
	Becton, Dickinson and Co.	32,050	2,709
*	Biogen Idec, Inc.	33,190	2,225
*	Boston Scientific Corp.	211,722	1,603
	Bristol-Myers Squibb Co.	238,413	6,313
	C.R. Bard, Inc.	12,900	1,184
	Cardinal Health, Inc.	48,625	1,863
*	CareFusion Corp.	31,012	797
*	Celgene Corp.	65,600	3,880
*	Cephalon, Inc.	10,500	648
*	Cerner Corp.	9,900	938
	CIGNA Corp.	37,787	1,385
*	Coventry Health Care, Inc.	20,700	546
*	DaVita, Inc.	13,500	938
	DENTSPLY International, Inc.	19,800	677
	Eli Lilly and Co.	141,306	4,951

The Accompanying Notes are an Integral Part of the Financial Statements.

20	Index 500 Stock Portfolio

Index 500 Stock Portfolio

	Common Stocks (97.9%)	Shares/ $ Par	Value $ (000’s)

	Health Care continued
*	Express Scripts, Inc.	73,400	3,967
*	Forest Laboratories, Inc.	39,766	1,272
*	Genzyme Corp.	36,100	2,570
*	Gilead Sciences, Inc.	113,100	4,099
*	Hospira, Inc.	23,265	1,296
*	Humana, Inc.	23,400	1,281
*	Intuitive Surgical, Inc.	5,500	1,418
	Johnson & Johnson	382,537	23,660
*	King Pharmaceuticals, Inc.	35,066	493
*	Laboratory Corp. of America Holdings	14,200	1,248
*	Life Technologies Corp.	25,980	1,442
	McKesson Corp.	35,205	2,478
*	Medco Health Solutions, Inc.	59,144	3,624
	Medtronic, Inc.	150,400	5,578
	Merck & Co., Inc.	429,183	15,468
*	Mylan, Inc.	60,600	1,280
	Patterson Cos., Inc.	13,500	414
	PerkinElmer, Inc.	16,400	423
	Pfizer, Inc.	1,115,692	19,536
	Quest Diagnostics, Inc.	19,700	1,063
*	St. Jude Medical, Inc.	47,800	2,043
	Stryker Corp.	47,600	2,556
*	Tenet Healthcare Corp.	67,650	453
*	Thermo Fisher Scientific, Inc.	55,400	3,067
	UnitedHealth Group, Inc.	153,244	5,534
*	Varian Medical Systems, Inc.	16,600	1,150
*	Waters Corp.	12,700	987
*	Watson Pharmaceuticals, Inc.	17,500	904
*	WellPoint, Inc.	54,800	3,116
*	Zimmer Holdings, Inc.	27,537	1,478

	Total		174,161

	Industrials (10.7%)
	3M Co.	99,576	8,593
	Avery Dennison Corp.	15,050	637
	The Boeing Co.	102,176	6,668
	C.H. Robinson Worldwide, Inc.	23,100	1,852
	Caterpillar, Inc.	88,376	8,277
	Cintas Corp.	17,633	493
	CSX Corp.	52,100	3,366
	Cummins, Inc.	27,600	3,036
	Danaher Corp.	74,700	3,524
	Deere & Co.	59,020	4,902
	Dover Corp.	26,067	1,524
	The Dun & Bradstreet Corp.	6,900	566
	Eaton Corp.	23,400	2,375
	Emerson Electric Co.	104,800	5,991
	Equifax, Inc.	17,200	612
	Expeditors International of Washington, Inc.	29,600	1,616
	Fastenal Co.	20,500	1,228
	FedEx Corp.	43,820	4,076

	Common Stocks (97.9%)	Shares/ $ Par	Value $ (000’s)

	Industrials continued
	Flowserve Corp.	7,800	930
	Fluor Corp.	24,900	1,650
	General Dynamics Corp.	52,600	3,732
	General Electric Co.	1,484,106	27,144
	Goodrich Corp.	17,500	1,541
	Honeywell International, Inc.	108,650	5,776
	Illinois Tool Works, Inc.	69,100	3,690
	Ingersoll-Rand PLC	45,100	2,124
	Iron Mountain, Inc.	27,900	698
	ITT Corp.	25,600	1,334
*	Jacobs Engineering Group, Inc.	17,600	807
	L-3 Communications Holdings, Inc.	15,800	1,114
	Lockheed Martin Corp.	41,108	2,874
	Masco Corp.	49,900	632
	Norfolk Southern Corp.	50,657	3,182
	Northrop Grumman Corp.	40,720	2,638
	PACCAR, Inc.	50,815	2,918
	Pall Corp.	16,050	796
	Parker Hannifin Corp.	22,512	1,943
	Pitney Bowes, Inc.	28,337	685
	Precision Castparts Corp.	19,900	2,770
*	Quanta Services, Inc.	30,000	598
	R.R. Donnelley & Sons Co.	28,734	502
	Raytheon Co.	50,800	2,354
	Republic Services, Inc.	42,807	1,278
	Robert Half International, Inc.	20,540	629
	Rockwell Automation, Inc.	19,750	1,416
	Rockwell Collins, Inc.	21,850	1,273
	Roper Industries, Inc.	13,200	1,009
	Ryder System, Inc.	7,200	379
	Snap-on, Inc.	8,117	459
	Southwest Airlines Co.	104,067	1,351
*	Stericycle, Inc.	11,900	963
	Textron, Inc.	38,300	905
	Tyco International, Ltd.	68,200	2,826
	Union Pacific Corp.	68,720	6,368
	United Parcel Service, Inc. - Class B	137,800	10,002
	United Technologies Corp.	128,634	10,126
	W.W. Grainger, Inc.	8,100	1,119
	Waste Management, Inc.	66,285	2,444

	Total		174,315

	Information Technology (18.3%)
*	Adobe Systems, Inc.	70,850	2,181
*	Advanced Micro Devices, Inc.	79,500	650
*	Akamai Technologies, Inc.	25,400	1,195
	Altera Corp.	43,511	1,548
	Amphenol Corp. - Class A	24,300	1,283
	Analog Devices, Inc.	41,557	1,565

	Common Stocks (97.9%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
*	Apple, Inc.	127,800	41,223
	Applied Materials, Inc.	186,100	2,615
*	Autodesk, Inc.	31,668	1,210
	Automatic Data Processing, Inc.	68,750	3,182
*	BMC Software, Inc.	24,760	1,167
	Broadcom Corp. - Class A	63,400	2,761
	CA, Inc.	53,492	1,307
*	Cisco Systems, Inc.	772,100	15,620
*	Citrix Systems, Inc.	26,120	1,787
*	Cognizant Technology Solutions Corp. - Class A	42,200	3,093
	Computer Sciences Corp.	21,550	1,069
*	Compuware Corp.	30,557	357
	Corning, Inc.	217,700	4,206
*	Dell, Inc.	233,933	3,170
*	eBay, Inc.	159,800	4,447
*	Electronic Arts, Inc.	46,200	757
*	EMC Corp.	286,974	6,572
*	F5 Networks, Inc.	11,300	1,471
	Fidelity National Information Services, Inc.	36,900	1,011
*	First Solar, Inc.	7,500	976
*	Fiserv, Inc.	20,725	1,214
*	FLIR Systems, Inc.	22,100	657
*	Google, Inc. - Class A	34,700	20,611
	Harris Corp.	17,900	811
	Hewlett-Packard Co.	315,926	13,300
	Intel Corp.	776,963	16,340
	International Business Machines Corp.	173,039	25,395
*	Intuit, Inc.	38,900	1,918
	Jabil Circuit, Inc.	27,267	548
*	JDS Uniphase Corp.	31,050	450
*	Juniper Networks, Inc.	72,900	2,691
	KLA-Tencor Corp.	23,300	900
*	Lexmark International, Inc. - Class A	10,900	380
	Linear Technology Corp.	31,350	1,084
*	LSI Corp.	85,900	515
	MasterCard, Inc. - Class A	13,500	3,025
*	McAfee, Inc.	21,500	996
*	MEMC Electronic Materials, Inc.	31,700	357
	Microchip Technology, Inc.	26,000	889
*	Micron Technology, Inc.	119,350	957
	Microsoft Corp.	1,048,692	29,279
	Molex, Inc.	19,250	437
*	Monster Worldwide, Inc.	18,067	427
*	Motorola, Inc.	327,277	2,968
	National Semiconductor Corp.	33,386	459
*	NetApp, Inc.	50,300	2,764
*	Novell, Inc.	49,000	290
*	Novellus Systems, Inc.	12,600	407

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio	21

Index 500 Stock Portfolio

	Common Stocks (97.9%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
*	NVIDIA Corp.	80,850	1,245
	Oracle Corp.	539,225	16,878
	Paychex, Inc.	44,835	1,386
*	QLogic Corp.	14,700	250
	QUALCOMM, Inc.	225,234	11,147
*	Red Hat, Inc.	26,500	1,210
*	SAIC, Inc.	40,900	649
*	Salesforce.com, Inc.	16,500	2,178
*	SanDisk Corp.	32,700	1,630
*	Symantec Corp.	108,154	1,811
	Tellabs, Inc.	51,392	348
*	Teradata Corp.	23,300	959
*	Teradyne, Inc.	25,250	355
	Texas Instruments, Inc.	163,600	5,317
	Total System Services, Inc.	22,778	350
	VeriSign, Inc.	24,000	784
	Visa, Inc. - Class A	67,900	4,779
*	Western Digital Corp.	32,000	1,085
	Western Union Co.	91,332	1,696
	Xerox Corp.	193,270	2,226
	Xilinx, Inc.	36,100	1,046
*	Yahoo!, Inc.	181,600	3,020

	Total		296,841

	Materials (3.7%)
	Air Products and Chemicals, Inc.	29,867	2,716
	Airgas, Inc.	10,400	650
	AK Steel Holding Corp.	15,300	250
	Alcoa, Inc.	142,307	2,190
	Allegheny Technologies, Inc.	13,717	757
	Ball Corp.	12,332	839
	Bemis Co., Inc.	15,100	493
	CF Industries Holdings, Inc.	9,900	1,338
	Cliffs Natural Resources, Inc.	18,900	1,474
	The Dow Chemical Co.	161,709	5,521
	E.I. du Pont de Nemours and Co.	127,128	6,341
	Eastman Chemical Co.	10,025	843
	Ecolab, Inc.	32,300	1,629
	FMC Corp.	10,100	807
	Freeport-McMoRan Copper & Gold, Inc.	65,588	7,876
	International Flavors & Fragrances, Inc.	11,100	617
	International Paper Co.	60,966	1,661
	MeadWestvaco Corp.	23,479	614
	Monsanto Co.	74,706	5,203
	Newmont Mining Corp.	68,680	4,219
	Nucor Corp.	43,932	1,925
*	Owens-Illinois, Inc.	22,800	700
	PPG Industries, Inc.	22,667	1,906
	Praxair, Inc.	42,700	4,077
	Sealed Air Corp.	22,242	566
	The Sherwin-Williams Co.	12,513	1,048

	Common Stocks (97.9%)	Shares/ $ Par	Value $ (000’s)

	Materials continued
	Sigma-Aldrich Corp.	16,900	1,125
*	Titanium Metals Corp.	12,500	215
	United States Steel Corp.	20,050	1,171
	Vulcan Materials Co.	17,900	794

	Total		59,565

	Telecommunication Services (3.0%)
*	American Tower Corp. - Class A	55,600	2,871
	AT&T, Inc.	823,275	24,188
	CenturyLink, Inc.	42,259	1,951
	Frontier Communications Corp.	138,397	1,347
*	MetroPCS Communications, Inc.	36,500	461
	Qwest Communications International, Inc.	242,735	1,847
*	Sprint Nextel Corp.	416,102	1,760
	Verizon Communications, Inc.	393,742	14,088
	Windstream Corp.	67,392	940

	Total		49,453

	Utilities (3.2%)
*	The AES Corp.	92,200	1,123
	Allegheny Energy, Inc.	23,700	575
	Ameren Corp.	33,367	941
	American Electric Power Co., Inc.	66,940	2,409
	CenterPoint Energy, Inc.	58,962	927
	CMS Energy Corp.	34,100	634
	Consolidated Edison, Inc.	40,450	2,005
	Constellation Energy Group, Inc.	27,800	852
	Dominion Resources, Inc.	80,876	3,455
	DTE Energy Co.	23,550	1,067
	Duke Energy Corp.	184,473	3,285
	Edison International	45,420	1,753
	Entergy Corp.	25,209	1,786
	Exelon Corp.	92,124	3,836
	FirstEnergy Corp.	42,465	1,572
	Integrys Energy Group, Inc.	10,832	525
	NextEra Energy, Inc.	57,914	3,011
	Nicor, Inc.	6,350	317
	NiSource, Inc.	38,773	683
	Northeast Utilities	24,600	784
*	NRG Energy, Inc.	34,400	672
	ONEOK, Inc.	14,800	821
	Pepco Holdings, Inc.	31,300	571
	PG&E Corp.	54,625	2,613
	Pinnacle West Capital Corp.	15,100	626
	PPL Corp.	67,368	1,773
	Progress Energy, Inc.	40,792	1,774
	Public Service Enterprise Group, Inc.	70,472	2,242
	SCANA Corp.	15,800	642
	Sempra Energy	33,402	1,753
	Southern Co.	116,800	4,465

	Common Stocks (97.9%)	Shares/ $ Par	Value $ (000’s)

	Utilities continued
	TECO Energy, Inc.	29,900	532
	Wisconsin Energy Corp.	16,300	959
	Xcel Energy, Inc.	64,120	1,510

	Total		52,493

	Total Common Stocks
	(Cost: $1,303,809)		1,592,308

	Short-Term Investments (2.0%)

	Commercial Banks Non-US (0.4%)
	Barclays US Funding LLC, 0.23%, 1/4/11	5,700,000	5,700

	Total		5,700

	Commercial Banks US (0.5%)
	Wells Fargo & Co., 0.05%, 1/3/11	8,100,000	8,100

	Total		8,100

	Federal Government & Agencies (0.3%)
(b)	Federal Home Loan Bank, 0.16%, 3/11/11	4,000,000	3,998

	Total		3,998

	Personal Credit Institutions (0.2%)
	Old Line Funding LLC, 0.23%, 1/18/11	4,000,000	4,000

	Total		4,000

	Short Term Business Credit (0.6%)
	Atlantic Asset Securitization LLC, 0.24%, 1/5/11	10,000,000	10,000

	Total		10,000

	Total Short-Term Investments
	(Cost: $31,798)		31,798

	Total Investments (99.9%)
	(Cost: $1,335,607)(a)		1,624,106

	Other Assets, Less
	Liabilities (0.1%)		1,681

	Net Assets (100.0%)		1,625,787

The Accompanying Notes are an Integral Part of the Financial Statements.

22	Index 500 Stock Portfolio

Index 500 Stock Portfolio

*	Non-Income Producing

(a)	At December 31, 2010 the aggregate cost of securities for federal tax purposes (in thousands) was $1,345,035 and the net unrealized appreciation of investments based on that cost was $279,071 which is comprised of $488,273 aggregate gross unrealized appreciation and $209,202 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P 500 Index Futures (Long) (Total Notional Value at December 31, 2010, $31,266)	101	3/11	$372

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2010. See Note 2C for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$1,592,308	$-	$-
Short-Term Investments	-	31,798	-
Other Financial Instruments-Futures^	372	-	-
Total	1,592,680	31,798	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio	23

Large Company Value Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term of capital growth. Income is a secondary objective.	Invest primarily in equity securities of larger companies that are temporarily out of favor in the market.	$61 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Large Company Value Portfolio (the “Portfolio”), has engaged American Century Investment Management, Inc. (“American Century”) to act as sub-adviser for the Portfolio. The Portfolio seeks to invest in stocks of companies that it believes are undervalued at the time of purchase. Companies typically may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. The Portfolio purchases the stocks of these undervalued companies and holds each stock until it has returned to favor in the market and the price has increased to, or is higher than, a level the sub-adviser believes more accurately reflects the fair value of the company.

Market Overview

The stock market posted double-digit gains in 2010, its second-straight annual increase. Although the economy expanded in response to government stimulus spending, growth slowed during the spring, raising concern about the sustainability of the recovery. Corporate earnings remained solid but the low rate of economic growth failed to jumpstart hiring. Consumers modestly increased their spending, and inflation was benign. As fears of a double-dip recession eased, investors generally favored higher-risk stocks, and sought out higher-yielding securities because of very low interest rates. Against this backdrop, growth stocks beat their value counterparts across the capitalization spectrum.

Portfolio Results

The Portfolio returned 10.95% for the twelve months ended December 31, 2010. By comparison, its benchmark, the Russell 1000® Value Index (the “Index”), returned 15.51%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Large-Cap Value Funds peer group was 13.47%.

An overweight in Health Care, the weakest sector in the benchmark, detracted from relative performance. The Portfolio’s mix of pharmaceutical stocks also was a drag on results. A top detractor was Abbott Laboratories. Rival drugmaker Pfizer, Inc. is in late-stage testing of an oral medication for the treatment of rheumatoid arthritis, which has raised questions about the future growth prospects of Abbott’s blockbuster drug Humira. A position in Pfizer also dampened performance as its stock price declined after the company provided disappointing earnings guidance, largely because of higher expenses.

The Portfolio also was hindered by security selection in the Information Technology sector. The computers and peripherals industry supplied the Portfolio’s top detractor, Hewlett-Packard Co. Despite posting profit gains, the technology giant’s share price declined after the abrupt exit of its chief executive officer and uncertainty surrounding the appointment of a successor.

In Financials, the Portfolio’s exposure to diversified financial services detracted. Specifically, the Portfolio was modestly overweight Bank of America Corp., which did not keep up with the rally in the equity market. Uncertainties about the slow economic recovery, delinquent mortgage exposure, and the impact on earnings of financial regulatory reform weighed on the bank’s share price.

The Portfolio also owned just a single real estate investment trust (REIT). We believed that many of these stocks were overvalued and that conditions were challenging for commercial real estate fundamentals. However, REITs performed strongly during the period and our stance hampered relative performance.

On the positive side, the capital markets segment provided notable contributor, Ameriprise Financial, Inc. Its stock price appreciated after the asset manager announced strong results due in part to a large acquisition. Revenue also increased as the rally in the financial markets boosted the performance of Ameriprise’s mutual fund business.

Security selection in the materials sector enhanced results versus the benchmark. The Portfolio benefited from overweight positions in metals and mining company Freeport-McMoRan Copper & Gold, Inc. and chemical company E.I. Dupont de Nemours and Co. Shares of Freeport McMoRan climbed on reports of higher profits driven by a sharp increase in copper prices. E.I. Dupont de Nemours experienced a significant rebound in profits as a result of increased sales, higher selling prices, and market share gains.

During the one-year period, the Portfolio used futures contracts to equitize the Portfolio’s cash holdings and currency forward exchange contracts to insulate one of its positions from adverse currency movements.

24	Large Company Value Portfolio

Large Company Value Portfolio

Portfolio Manager Outlook

The following forward looking comments are the opinion of American Century, the Portfolio’s sub-adviser.

We continue to be bottom-up investment managers, evaluating each company individually and building our portfolio one stock at a time. The Portfolio is broadly diversified, with ongoing overweight positions in the Information Technology and Health Care sectors. Our valuation work contributed to our smaller relative weightings in Utilities and Financials stocks. We are still finding greater value opportunities among mega-cap stocks and have maintained our bias toward these firms.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2010
	1 Year	Since Inception*
Large Company Value Portfolio	10.95%	-6.21%
Russell 1000® Value Index	15.51%	-4.94%
Lipper® Variable Insurance Products (VIP) Large Cap Value Funds Average	13.47%	-
*	Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may invest in derivative instruments for hedging purposes or as alternatives to direct investments. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/10

Security Description	% of Net Assets
Chevron Corp.	3.8%
JPMorgan Chase & Co.	3.6%
AT&T, Inc.	3.6%
General Electric Co.	3.4%
Pfizer, Inc.	3.4%
Johnson & Johnson	2.9%
Wells Fargo & Co.	2.8%
Merck & Co., Inc.	2.6%
Bank of America Corp.	2.6%
Exxon Mobil Corp.	2.3%

Sector Allocation 12/31/10

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Large Company Value Portfolio	25

Large Company Value Portfolio

Schedule of Investments

December 31, 2010

	Common Stocks (96.0%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (7.3%)
	Best Buy Co., Inc.	7,700	264
	CBS Corp. - Class B	26,500	505
	Comcast Corp. - Class A	42,300	930
	Darden Restaurants, Inc.	2,200	102
*	Kohl’s Corp.	6,900	375
	Macy’s, Inc.	14,400	364
	Starbucks Corp.	2,600	84
	Time Warner Cable, Inc.	4,300	284
	Time Warner, Inc.	21,800	701
	VF Corp.	2,900	250
	Viacom, Inc. - Class B	14,800	586

	Total		4,445

	Consumer Staples (10.6%)
	Altria Group, Inc.	20,900	514
	The Clorox Co.	4,800	304
	The Coca-Cola Co.	10,200	671
*	Energizer Holdings, Inc.	2,400	175
	Kraft Foods, Inc. - Class A	24,500	772
	The Kroger Co.	28,200	630
	The Procter & Gamble Co.	21,400	1,377
	Sysco Corp.	10,500	309
	Unilever NV	7,000	220
	Walgreen Co.	13,000	506
	Wal-Mart Stores, Inc.	18,000	971

	Total		6,449

	Energy (12.9%)
	Apache Corp.	7,100	846
	Baker Hughes, Inc.	7,800	446
	Chevron Corp.	25,600	2,336
	ConocoPhillips	16,100	1,096
	Exxon Mobil Corp.	19,200	1,404
	National-Oilwell Varco, Inc.	8,000	538
	Occidental Petroleum Corp.	4,900	481
*	Transocean, Ltd.	4,800	334
	Valero Energy Corp.	17,000	393

	Total		7,874

	Financials (24.1%)
	The Allstate Corp.	21,800	695
	Ameriprise Financial, Inc.	6,000	345
	Bank of America Corp.	116,700	1,557
	The Bank of New York Mellon Corp.	19,700	595
*	Berkshire Hathaway, Inc. - Class B	7,000	561
	The Chubb Corp.	11,500	686
*	Citigroup, Inc.	243,800	1,153
	The Goldman Sachs Group, Inc.	6,600	1,110
	JPMorgan Chase & Co.	52,100	2,210
	Loews Corp.	16,700	650

	Common Stocks (96.0%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Morgan Stanley	17,700	482
	PNC Financial Services Group, Inc.	9,700	589
	Principal Financial Group, Inc.	11,700	381
	Torchmark Corp.	6,100	364
	The Travelers Cos., Inc.	13,900	774
	U.S. Bancorp	32,100	866
	Wells Fargo & Co.	55,100	1,707

	Total		14,725

	Health Care (14.1%)
	Abbott Laboratories	10,700	513
	Aetna, Inc.	10,200	311
*	Amgen, Inc.	16,800	922
	Eli Lilly and Co.	2,600	91
*	Gilead Sciences, Inc.	10,600	384
	Johnson & Johnson	28,700	1,775
	Medtronic, Inc.	10,900	404
	Merck & Co., Inc.	44,000	1,586
	Pfizer, Inc.	117,600	2,059
	Quest Diagnostics, Inc.	3,200	173
*	WellPoint, Inc.	6,500	370

	Total		8,588

	Industrials (8.2%)
	Avery Dennison Corp.	8,700	368
	Dover Corp.	4,700	275
	General Electric Co.	113,800	2,081
	Honeywell International, Inc.	2,800	149
	Ingersoll-Rand PLC	12,500	589
	Lockheed Martin Corp.	5,300	371
	Northrop Grumman Corp.	10,100	654
*	The Shaw Group, Inc.	5,000	171
	Tyco International, Ltd.	9,300	385

	Total		5,043

	Information Technology (7.6%)
	Activision Blizzard, Inc.	17,400	216
	Applied Materials, Inc.	21,700	305
*	Cisco Systems, Inc.	24,000	486
*	Fiserv, Inc.	3,800	223
	Hewlett-Packard Co.	14,700	619
	Intel Corp.	22,100	465
	International Business Machines Corp.	3,900	572
	Microsoft Corp.	41,700	1,164
	Oracle Corp.	14,400	451
*	Western Digital Corp.	5,000	169

	Total		4,670

	Materials (1.9%)
	E.I. du Pont de Nemours and Co.	8,100	404

	Common Stocks (96.0%)	Shares/ $ Par	Value $ (000’s)

	Materials continued
	Freeport-McMoRan Copper & Gold, Inc.	800	96
	International Paper Co.	10,600	289
	Nucor Corp.	8,200	359

	Total		1,148

	Telecommunication Services (6.0%)
	AT&T, Inc.	73,900	2,171
	CenturyLink, Inc.	5,500	254
	Verizon Communications, Inc.	34,700	1,242

	Total		3,667

	Utilities (3.3%)
	American Electric Power Co., Inc.	13,100	472
	Exelon Corp.	12,300	512
*	NRG Energy, Inc.	8,300	162
	PG&E Corp.	8,700	416
	PPL Corp.	16,800	442

	Total		2,004

	Total Common Stocks
	(Cost: $52,973)		58,613

	Short-Term Investments (3.8%)

	Federal Government & Agencies (3.8%)
(b)	Federal Home Loan Bank, 0.00%, 1/3/11	2,299,000	2,299

	Total		2,299

	Other Holdings (0.0%)
	JPMorgan Money Market Fund	966	1

	Total		1

	Total Short-Term Investments
	(Cost: $2,300)		2,300

	Total Investments (99.8%)
	(Cost: $55,273)(a)		60,913

	Other Assets, Less
	Liabilities (0.2%)		98

	Net Assets (100.0%)		61,011

The Accompanying Notes are an Integral Part of the Financial Statements.

26	Large Company Value Portfolio

Large Company Value Portfolio

*	Non-Income Producing

(a)	At December 31, 2010 the aggregate cost of securities for federal tax purposes (in thousands) was $57,168 and the net unrealized appreciation of investments based on that cost was $3,745 which is comprised of $6,821 aggregate gross unrealized appreciation and $3,076 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P 500 Mini Index Futures (Long) (Total Notional Value at December 31, 2010, $1,608)	26	3/11	$21

(h)	Forward foreign currency contracts outstanding on December 31, 2010.

Type	Counterparty	Currency	Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	UBS AG	EUR	116	1/11	$-	$(3)	$(3)

					$-	$(3)	$(3)

EUR — Euro

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2010. See Note 2C for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$58,613	$-	$-
Short-Term Investments	-	2,300	-
Other Financial Instruments-Futures^	21	-	-
Liabilities:
Other Financial Instruments-Forward Currency Contracts^	-	(3)	-
Total	$58,634	$2,297	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Company Value Portfolio	27

Domestic Equity Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest primarily in U.S. companies that are selling at attractive prices relative to the market.	$408 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Domestic Equity Portfolio (the “Portfolio”), has engaged Capital Guardian Trust Company (“Capital Guardian”) to act as sub-adviser for the Portfolio. The Portfolio seeks to meet its investment objective by investing primarily in equity securities of U.S. issuers and securities whose principal markets are in the U.S., including American Depositary Receipts and other U.S. registered securities. Reflecting a value approach to investing, the sub-adviser generally attempts to keep Portfolio assets invested in securities that exhibit one or more value characteristics relative to the market norms reflected in the S&P 500® Index. These value characteristics include below market price-to-earnings, below market price-to-book ratios and dividend yields that are equal to or above the market norms.

Market Overview

Stocks endured considerable volatility but a rally in the second half pushed full-year returns substantially higher. Investors oscillated between “risk on” and “risk off” as they interpreted mixed signals on the vitality of global economies and the sustainability of corporate profits.

Economically sensitive stocks advanced the most, with the Consumer Discretionary, Industrials and Materials sectors each providing returns of 20% or more. Retailers, luxury goods, hotels and media companies saw consumer spending and advertising sales recover from depressed levels. Auto stocks surged as sales increased in both the U.S. and in increasingly important foreign markets. Industrials reported robust international trade as customers stopped depleting inventories. Metals and mining companies were supported by strong commodity prices while chemicals producers saw rising volumes. Many energy stocks also had significant gains, helped by spending on energy infrastructure and a record level of mergers and acquisitions.

Portfolio Results

The Portfolio returned 14.62% for the twelve months ended December 31, 2010. By comparison, its benchmark, the Russell 1000 Value® Index (the “Index”), returned 15.51%. (This Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) The Portfolio’s Large-Cap Value Funds peer group average return was 13.47%, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

Stock selection within the Energy sector hampered results. Transocean, Ltd. shares fell after an explosion on its Deepwater Horizon rig in the Gulf of Mexico led to the largest ever offshore oil spill in the U.S. Diamond Offshore Drilling, Inc. also declined significantly.

Stock selection in the Materials sector also detracted from relative results. Nucor Corp. declined as steel makers faced rising input costs but lacked pricing power. General building materials company Vulcan Materials Co. fell as construction spending has taken longer to recover than had been anticipated. The Portfolio’s cash position also was a drag in a rising market.

The Portfolio’s emphasis on Consumer Discretionary stocks was beneficial. Media companies in particular, including Discovery Communications, Inc., Viacom, Inc. and Time Warner Cable, Inc., helped results as advertising sales recovered. Stock selection in the Information Technology sector was a positive factor. Electronic equipment company Jabil Circuit, Inc. and Maxim Integrated Products, Inc., a semiconductor company, both reported stronger profits. Cigarette company Philip Morris International, Inc. helped boost Portfolio returns as the company continued to show incremental growth, mostly from Asia, and announced it would buy back shares. Stock selection in the Utilities sector also contributed.

The Portfolio continues to be significantly underweight in the largest sector of the Index, Financials, which was beneficial to relative returns for the year. The benefit was offset in part by stock selection in the sector with investment bank The Goldman Sachs Group, Inc. and insurer The Allstate, Corp. among the largest detractors.

Portfolio Manager Outlook

The following forward looking comments are the opinion of Capital Guardian, the Portfolio’s sub-adviser.

We appear to be in the rebuilding phase of corporate and consumer confidence. On the corporate side of the equation that should lead to hiring, capital spending and the replenishment of inventories. On the consumer side, spending is picking up. These trends should be positive for the economy and for corporate revenues. Companies also are likely to use their ample uninvested cash for acquisitions, buybacks and dividend increases, which should provide additional support for stock prices.

28	Domestic Equity Portfolio

Domestic Equity Portfolio

That said, we remain well below the credit-fueled pace of activity of just a few years ago. Unemployment is high and growth in other developed markets is tepid. Although equities appear reasonably valued, markets have risen quickly in a short period of time—so while the Portfolio reflects optimism over the long term, caution is merited.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2010
	1 Year	5 Years	Since Inception*
Domestic Equity Portfolio	14.62%	-0.06%	2.85%
Russell 1000® Value Index	15.51%	1.28%	3.62%
Lipper® Variable Insurance Products (VIP) Large Cap Value Funds Average	13.47%	1.13%	-
*	Inception date of 7/31/01

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Top 10 Equity Holdings 12/31/10

Security Description	% of Net Assets
Merck & Co., Inc.	3.3%
Philip Morris International, Inc.	3.3%
Maxim Integrated Products, Inc.	3.2%
Chevron Corp.	2.9%
General Electric Co.	2.7%
Illinois Tool Works, Inc.	2.6%
Jabil Circuit, Inc.	2.6%
Stanley Black & Decker, Inc.	2.5%
Emerson Electric Co.	2.5%
Norfolk Southern Corp.	2.3%

Sector Allocation 12/31/10

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Domestic Equity Portfolio	29

Domestic Equity Portfolio

Schedule of Investments

December 31, 2010

	Common Stocks (95.1%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (15.2%)
	CBS Corp. - Class B	231,300	4,406
	Comcast Corp. - Class A	390,300	8,575
*	Daimler AG	16,700	1,129
*	Discovery Communications, Inc. - Class A	83,500	3,482
	Gannett Co., Inc.	124,400	1,877
	The Home Depot, Inc.	60,300	2,114
	Leggett & Platt, Inc.	223,700	5,091
	Lowe’s Cos., Inc.	97,400	2,443
	McDonald’s Corp.	50,500	3,876
	Stanley Black & Decker, Inc.	154,600	10,338
	Target Corp.	96,300	5,790
	Time Warner Cable, Inc.	86,000	5,679
	Time Warner, Inc.	16,233	522
	Viacom, Inc. - Class B	167,800	6,647

	Total		61,969

	Consumer Staples (9.5%)
	Altria Group, Inc.	305,800	7,529
	Colgate-Palmolive Co.	29,900	2,403
	General Mills, Inc.	95,100	3,385
	Kraft Foods, Inc. - Class A	202,857	6,392
	PepsiCo, Inc.	32,100	2,097
	Philip Morris International, Inc.	228,400	13,368
	The Procter & Gamble Co.	55,900	3,596

	Total		38,770

	Energy (10.6%)
	Anadarko Petroleum Corp.	59,600	4,539
	Cenovus Energy, Inc.	51,000	1,695
	Chevron Corp.	129,446	11,812
	ConocoPhillips	61,600	4,195
	Diamond Offshore Drilling, Inc.	28,200	1,886
	Royal Dutch Shell PLC - Class A, ADR	113,000	7,546
	Royal Dutch Shell PLC - Class B, ADR	46,628	3,109
*	Transocean, Ltd.	43,847	3,048
*	Weatherford International, Ltd.	243,900	5,561

	Total		43,391

	Financials (12.4%)
	The Allstate Corp.	281,200	8,965
	Aon Corp.	54,300	2,498
	Arthur J. Gallagher & Co.	179,900	5,232
	The Bank of New York Mellon Corp.	143,000	4,319
	BB&T Corp.	160,100	4,209

	Common Stocks (95.1%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	The Goldman Sachs Group, Inc.	42,430	7,135
	JPMorgan Chase & Co.	166,300	7,054
	Mercury General Corp.	153,000	6,581
	Plum Creek Timber Co., Inc.	5,300	198
	Ventas, Inc.	81,600	4,282
	Total		50,473
	Health Care (8.1%)
*	Boston Scientific Corp.	1,198,400	9,072
	Bristol-Myers Squibb Co.	246,400	6,525
	Medtronic, Inc.	111,900	4,150
	Merck & Co., Inc.	373,703	13,468

	Total		33,215

	Industrials (14.7%)
	3M Co.	59,100	5,100
	The Boeing Co.	33,000	2,154
	Emerson Electric Co.	177,000	10,119
	General Electric Co.	602,300	11,016
	Illinois Tool Works, Inc.	199,200	10,637
*	Jacobs Engineering Group, Inc.	36,500	1,674
	Norfolk Southern Corp.	147,300	9,253
*	Spirit AeroSystems Holdings, Inc. - Class A	99,100	2,062
	United Parcel Service, Inc. - Class B	43,200	3,136
	United Technologies Corp.	62,400	4,912

	Total		60,063

	Information Technology (11.8%)
	International Business Machines Corp.	47,500	6,971
	Jabil Circuit, Inc.	523,900	10,525
	KLA-Tencor Corp.	125,000	4,830
	Maxim Integrated Products, Inc.	549,600	12,982
	Microsoft Corp.	88,900	2,482
	Nintendo Co., Ltd., ADR	196,800	7,150
	Tyco Electronics, Ltd.	92,300	3,267

	Total		48,207

	Materials (6.1%)
	Air Products and Chemicals, Inc.	74,100	6,739
	Cliffs Natural Resources, Inc.	61,500	4,798
	The Dow Chemical Co.	55,800	1,905
	Nucor Corp.	204,300	8,952
	Vulcan Materials Co.	61,200	2,715

	Total		25,109

Common Stocks (95.1%)	Shares/ $ Par	Value $ (000’s)

Telecommunication Services (1.1%)
CenturyLink, Inc.	38,000	1,754
Qwest Communications International, Inc.	85,000	647
Verizon Communications, Inc.	56,900	2,036

Total		4,437

Utilities (5.6%)
American Electric Power Co., Inc.	107,700	3,875
American Water Works Co., Inc.	327,200	8,275
Edison International	116,600	4,501
National Grid PLC, ADR	107,900	4,789
PG&E Corp.	27,100	1,296

Total		22,736

Total Common Stocks
(Cost: $318,007)		388,370

Short-Term Investments (4.7%)

Commercial Banks US (0.7%)
Wells Fargo & Co., 0.05%, 1/3/11	3,000,000	3,000

Total		3,000

Government (4.0%)
US Treasury Bill, 0.075%, 2/10/11	16,100,000	16,099

Total		16,099

Total Short-Term Investments
(Cost: $19,099)		19,099

Total Investments (99.8%)
(Cost: $337,106)(a)		407,469

Other Assets, Less
Liabilities (0.2%)		968

Net Assets (100.0%)		408,437

The Accompanying Notes are an Integral Part of the Financial Statements.

30	Domestic Equity Portfolio

Domestic Equity Portfolio

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2010 the aggregate cost of securities for federal tax purposes (in thousands) was $339,581 and the net unrealized appreciation of investments based on that cost was $67,888 which is comprised of $76,557 aggregate gross unrealized appreciation and $8,669 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2010. See Note 2C for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$388,370	$-	$-
Short-Term Investments	-	19,099	-
Other Financial Instruments^	-	-	-
Total	$388,370	$19,099	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value. On December 31, 2010, this Portfolio did not hold any derivative instruments.

The Accompanying Notes are an Integral Part of the Financial Statements.

Domestic Equity Portfolio	31

Equity Income Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invests in commons stocks with a focus on well-established, dividend-paying companies.	$259 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Equity Income Portfolio (the “Portfolio”), has engaged T. Rowe Price Associates, Inc. (“T. Rowe Price”) to act as sub-adviser for the Portfolio. A value approach is used in selecting investments, with an effort made to identify companies that appear to be undervalued by various measures but that have good prospects for capital appreciation and dividend growth.

Market Overview

U.S. stocks rose briskly in the fourth quarter of 2010, closing near their highest levels of the year and capping a second consecutive year of strong gains. Stocks produced robust returns through late April, extending the rally that started in March 2009, but fell sharply through early July. Equities rebounded briskly, starting in late August as the economy showed signs of improvement and the Federal Reserve signaled that it would purchase more Treasury securities in an attempt to reduce long-term interest rates. The rally was supported by late-year bipartisan legislation to extend tax cuts that were set to expire at the end of 2010. Small- and mid-cap stocks outperformed large caps. Growth stocks outperformed their value counterparts across all market capitalizations. Within the large-cap value universe, Energy and Materials shares significantly outpaced the broader Index.

Portfolio Results

The Portfolio returned 15.33% for the twelve months ended December 31, 2010. By comparison, its benchmark, the Russell 1000® Value Index (the “Index”), returned 15.51%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return of the Equity Income Funds peer group was 14.97%, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency. The leading contributors to relative results came from the Health Care and Consumer Discretionary sectors. Stock choices detracted from performance in the Information Technology and Materials sectors.

The leading contribution to performance relative to the benchmark came from an underweight position in Health Care, the weakest-performing sector in the Index during 2010, and strong stock selection in that sector. The shares of Beckman Coulter, Inc., a medical instruments company, shot up after it was announced in December that it was up for sale at a premium price. A sizable overweight position to Consumer Discretionary, the Index’s top-performing sector, also contributed to relative results.

At the other end of the spectrum, holdings within the Information Technology sector detracted from relative results. Shares of desktop software leader Microsoft Corp. fell amid worries about its long-term growth prospects. The company faced long-term challenges from the move toward Internet/cloud-based computing. Computer Sciences Corp. revised its revenue guidance down due to softness in its government business as well as concerns over a major U.K. contract.

The positive impact of the Portfolio’s overweight position in the Materials sector was outweighed by the negative impact of stock selection. General building materials company Vulcan Materials Co. faced weaker-than-expected volumes and prices, largely driven by weak construction markets. Investors apparently worried that as private construction spending and a new highway bill are pushed further out into the future, it could take longer for volumes to improve.

Portfolio Manager Outlook

The following forward looking comments are the opinion of T. Rowe Price, the Portfolio’s sub-adviser.

Despite 2010’s volatility, we believe we are on the road toward both economic and equity market recovery. Many corporations are reporting strong earnings and free cash flow. Many large-cap companies also are showing sharp improvements in profitability. Additionally, there is a lot of cash still on the sidelines. As a result, corporations are beginning to participate in share repurchases and raising their dividends. Overall, most economic indicators point to continued growth, albeit at a slightly slower rate than some had expected given the magnitude of the downturn. We remain positive about the market’s direction over the medium term because of our position that equities are still attractively valued relative to many asset classes.

Our view is tempered by the many challenges that the global economy still faces. We envision that the recovery will be muted by highly indebted governments, elevated unemployment levels, and rising oil and food prices. Since the economic environment is likely to remain difficult for many companies, stock selection will be critical.

We have not varied our approach as a result of the volatility of the past few years and have maintained our focus on investing in good quality companies that are well managed with strong competitive and financial positions and attractive value characteristics.

32	Equity Income Portfolio

Equity Income Portfolio

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2010
	1 Year	5 Years	Since Inception*
Equity Income Portfolio	15.33%	2.56%	7.03%
Russell 1000® Value Index	15.51%	1.28%	6.92%
Lipper® Variable Insurance Products (VIP) Equity Income Funds Average	14.97%	1.80%	-
*	Inception date of 5/1/03

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 5/1/03 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Top 10 Equity Holdings 12/31/10

Security Description	% of Net Assets
JPMorgan Chase & Co.	2.8%
Chevron Corp.	2.6%
General Electric Co.	2.5%
Exxon Mobil Corp.	2.2%
American Express Co.	1.9%
AT&T, Inc.	1.9%
Royal Dutch Shell PLC - Class A, ADR	1.9%
Wells Fargo & Co.	1.9%
The Home Depot, Inc.	1.7%
Bank of America Corp.	1.6%

Sector Allocation 12/31/10

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Equity Income Portfolio	33

Equity Income Portfolio

Schedule of Investments

December 31, 2010

	Common Stocks (94.3%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (14.9%)
*	Bed Bath & Beyond, Inc.	49,000	2,408
	Cablevision Systems Corp. - Class A	58,600	1,983
	Comcast Corp. - Class A	59,800	1,314
	D.R. Horton, Inc.	37,500	447
	Fortune Brands, Inc.	60,300	3,633
*	General Motors Co.	23,700	874
	Genuine Parts Co.	24,800	1,273
	H&R Block, Inc.	41,300	492
	Harley-Davidson, Inc.	35,400	1,227
	The Home Depot, Inc.	121,800	4,270
	Macy’s, Inc.	43,500	1,101
*	Madison Square Garden, Inc. - Class A	14,350	370
	Marriott International, Inc. - Class A	51,127	2,124
	Mattel, Inc.	88,900	2,261
	The McGraw-Hill Cos., Inc.	71,800	2,614
*	MGM Resorts International	40,200	597
*	The New York Times Co. - Class A	88,200	864
	Tiffany & Co.	20,100	1,252
	Time Warner, Inc.	106,800	3,436
	The Walt Disney Co.	81,200	3,046
	Whirlpool Corp.	31,900	2,834
	WPP PLC, ADR	5,400	335

	Total		38,755

	Consumer Staples (3.8%)
	Archer-Daniels-Midland Co.	22,200	668
	Campbell Soup Co.	29,400	1,022
	The Clorox Co.	3,200	202
	ConAgra Foods, Inc.	41,000	926
	The Hershey Co.	73,600	3,470
	Kimberly-Clark Corp.	38,000	2,396
	McCormick & Co., Inc.	23,600	1,098

	Total		9,782

	Energy (13.7%)
	Anadarko Petroleum Corp.	40,700	3,100
	Baker Hughes, Inc.	18,800	1,075
	BP PLC, ADR	48,800	2,155
	Chevron Corp.	74,100	6,762
	ConocoPhillips	24,500	1,668
	Exxon Mobil Corp.	77,500	5,667
	Murphy Oil Corp.	53,300	3,973
	Royal Dutch Shell PLC - Class A, ADR	73,200	4,888
	Schlumberger, Ltd.	43,900	3,666
	Spectra Energy Corp.	46,950	1,173
	Sunoco, Inc.	38,200	1,540

	Total		35,667

	Common Stocks (94.3%)	Shares/ $ Par	Value $ (000’s)

	Financials (19.4%)
	The Allstate Corp.	63,100	2,012
	American Express Co.	116,200	4,987
	Bank of America Corp.	315,723	4,212
	The Bank of New York Mellon Corp.	78,000	2,356
	Capital One Financial Corp.	37,400	1,592
	The Chubb Corp.	18,700	1,115
	JPMorgan Chase & Co.	171,488	7,274
	KeyCorp	120,800	1,069
	Legg Mason, Inc.	66,800	2,423
	Lincoln National Corp.	63,676	1,771
	Marsh & McLennan Cos., Inc.	100,000	2,734
	Marshall & Ilsley Corp.	74,500	516
	Morgan Stanley	25,300	688
	NYSE Euronext	44,300	1,328
	Och-Ziff Capital Management Group - Class A	32,700	509
	Regions Financial Corp.	132,900	930
*	SLM Corp.	119,900	1,510
	Sun Life Financial, Inc.	50,700	1,526
	SunTrust Banks, Inc.	68,300	2,016
	U.S. Bancorp	146,000	3,938
	Wells Fargo & Co.	154,900	4,800
	Weyerhaeuser Co.	48,135	911

	Total		50,217

	Health Care (5.3%)
*	Amgen, Inc.	22,500	1,235
	Beckman Coulter, Inc.	15,100	1,136
	Bristol-Myers Squibb Co.	75,000	1,986
	Eli Lilly and Co.	48,000	1,682
	Johnson & Johnson	44,200	2,734
	Merck & Co., Inc.	70,000	2,523
	Pfizer, Inc.	146,526	2,565

	Total		13,861

	Industrials (12.7%)
	3M Co.	46,900	4,048
	Avery Dennison Corp.	39,200	1,660
	The Boeing Co.	32,600	2,128
	Cooper Industries PLC	32,700	1,906
	Eaton Corp.	11,400	1,157
	Emerson Electric Co.	18,400	1,052
	General Electric Co.	355,500	6,502
	Honeywell International, Inc.	56,400	2,998
	Illinois Tool Works, Inc.	63,800	3,407
	ITT Corp.	37,400	1,949
	Lockheed Martin Corp.	18,800	1,314
	Masco Corp.	103,000	1,304
	United Parcel Service, Inc. - Class B	38,800	2,816
*	USG Corp.	37,500	631

	Total		32,872

The Accompanying Notes are an Integral Part of the Financial Statements.

34	Equity Income Portfolio

Equity Income Portfolio

	Common Stocks (94.3%)		Shares/ $ Par	Value $ (000’s)

	Information Technology (6.5%)
	Analog Devices, Inc.		66,900	2,520
	Applied Materials, Inc.		135,400	1,902
*	Cisco Systems, Inc.		72,500	1,467
	Computer Sciences Corp.		39,000	1,934
*	Dell, Inc.		80,200	1,087
*	eBay, Inc.		48,500	1,350
*	Electronic Arts, Inc.		48,200	790
	Hewlett-Packard Co.		50,500	2,126
	Microsoft Corp.		109,900	3,068
	Texas Instruments, Inc.		18,800	611

	Total			16,855

	Materials (6.4%)
	E.I. du Pont de Nemours and Co.		48,600	2,424
	International Flavors & Fragrances, Inc.		39,400	2,190
	International Paper Co.		108,700	2,961
	MeadWestvaco Corp.		50,900	1,332
	Monsanto Co.		43,100	3,001
	Nucor Corp.		61,500	2,695
	Vulcan Materials Co.		44,500	1,974

	Total			16,577

	Telecommunication Services (3.6%)
	AT&T, Inc.		167,035	4,907
	Qwest Communications International, Inc.		286,600	2,181
	Verizon Communications, Inc.		63,800	2,283

	Total			9,371

	Utilities (8.0%)
	CenterPoint Energy, Inc.		40,600	638
	Constellation Energy Group, Inc.		40,300	1,234
	Duke Energy Corp.		87,400	1,557
	Entergy Corp.		38,800	2,748
	Exelon Corp.		66,100	2,753
	FirstEnergy Corp.		28,900	1,070
	NiSource, Inc.		126,500	2,229
*	NRG Energy, Inc.		23,900	467
	PG&E Corp.		31,200	1,493
	Pinnacle West Capital Corp.		31,200	1,293
	PPL Corp.		47,500	1,250
	Progress Energy, Inc.		40,600	1,765
	TECO Energy, Inc.		30,000	534
	Xcel Energy, Inc.		75,000	1,766

	Total			20,797

	Total Common Stocks
	(Cost: $233,232)			244,754

	Foreign Common Stocks (0.6%)	Country

	Consumer Discretionary (0.2%)
	WPP PLC	United Kingdom	49,400	609

	Total			609

	Foreign Common Stocks (0.6%)	Country	Shares/ $ Par	Value $ (000’s)

	Telecommunication Services (0.4%)
	Vodafone Group PLC	United Kingdom	365,100	944

	Total			944

	Total Foreign Common Stocks
	(Cost: $1,106)			1,553

	Preferred Stocks (0.6%)

	Consumer Discretionary (0.6%)
*	General Motors Co., Series B, 4.75%, 12/1/13		28,400	1,537

	Total Preferred Stocks
	(Cost: $1,440)			1,537

	Short-Term Investments (4.2%)

	Other Holdings (4.2%)
	T. Rowe Price Reserve Investment Fund		10,806,669	10,807

	Total Short-Term Investments
	(Cost: $10,807)			10,807

	Total Investments (99.7%)
	(Cost: $246,585)(a)			258,651

	Other Assets, Less
	Liabilities (0.3%)			656

	Net Assets (100.0%)			259,307

The Accompanying Notes are an Integral Part of the Financial Statements.

Equity Income Portfolio	35

Equity Income Portfolio

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2010 the aggregate cost of securities for federal tax purposes (in thousands) was $247,920 and the net unrealized appreciation of investments based on that cost was $10,731 which is comprised of $33,065 aggregate gross unrealized appreciation and $22,334 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2010. See Note 2C for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$244,754	$-	$-
Foreign Common Stocks	1,553	-	-
Preferred Stocks	1,537	-	-
Short-Term Investments	-	10,807	-
Other Financial Instruments^	-	-	-
Total	$247,844	$10,807	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value. On December 31, 2010, this Portfolio did not hold any derivative instruments.

The Accompanying Notes are an Integral Part of the Financial Statements.

36	Equity Income Portfolio

Mid Cap Growth Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invests in mid-sized companies with potential for above-average growth.	$942 million

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Mid Cap Growth Stock Portfolio (the “Portfolio”). The Portfolio seeks to achieve its objective by investing in mid-sized companies that are selected for their above average growth potential. In evaluating individual companies, the Portfolio’s managers give consideration to factors such as company management, growth rate of revenues and earnings, opportunities for margin expansion, strong financial characteristics and attractive valuations.

Market Overview

Overall, stocks enjoyed solid performance in 2010, when corporate earnings improved, economic growth stabilized, and the Federal Reserve demonstrated its commitment to pursue aggressive policies to support the economy and financial markets. In terms of the broad U.S. stock market, small-cap shares performed best, followed by those of medium- and large-sized companies, though all managed double-digit gains. For the year, returns for the Russell 1000®, MidCap®, and 2000® Stock Indices were 16.10%, 25.48%, and 26.85%, respectively. Growth-oriented shares beat value across all capitalization ranges, as measured by the relevant Russell Indices. Within the mid-cap growth universe, economically sensitive Consumer Discretionary and Industrials shares did best. Only the Utilities sector, which comprised less than 1% of the Russell 1000® Growth Index, had a negative return for the year.

Portfolio Results

The Portfolio returned 23.86% for the twelve months ended December 31, 2010. By comparison, the Russell MidCap® Growth Index (the “Index”) returned 26.38%. (The Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) The Portfolio’s Mid-Cap Growth Funds peer group had an average return of 26.86%, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

In 2010, the market for mid cap stocks was essentially flat through August, prior to the Federal Reserve announcing its intentions of additional quantitative easing (buying Treasury bonds directly) to aid economic growth. After the Fed’s announcement, mid-cap stocks generally jumped approximately 25% through the end of the year, led by many of the market’s most expensive, momentum-driven stocks. During this rally, the Portfolio lost a significant portion of its relative performance, as the managers favored higher quality companies offering what they considered to be sustainable, attractively valued growth rates. As a result, the Portfolio had little or no exposure to a handful of companies that performed very well in 2010, including computer networking firm F5 Networks, enterprise software firm Red Hat, and internet retailer Netflix. Similarly, the Portfolio did not hold some of the highest-flying commodity and chemical companies in the Materials sector.

In addition, some of the management team’s stock choices disappointed. For example, glass maker Owens-Illinois, Inc. was hit by weakness in one of its business units. For-profit education firm DeVry, Inc. faced concerns over the regulatory environment, student loan defaults, and slower enrollment growth. Finally, we viewed specialty retailers Chico’s FAS, Inc. and GameStop Corp. as attractively valued companies demonstrating steady earnings growth, but the market was unimpressed.

Looking at positive contributors to relative results, the Portfolio’s stake in reasonably priced growers meant a number of portfolio holdings were attractive takeover targets. A good example was software firm Sybase, which was bought out by its larger rival SAP. Another leading contributor to performance was for-profit mental health provider Psychiatric Solutions, which was bought by hospital giant Universal Health Services, its largest competitor.

A number of other notable contributors grew their business organically and through acquisitions of their own. Examples here were electronic payments processor VeriFone Systems, Inc., data storage provider NetApp, Inc., and discount retailer Dollar Tree, Inc. Elsewhere, performance also benefited from stakes in auto-related securities, including parts retailer O’Reilly Automotive, Inc. and engine maker BorgWarner, Inc.

During the period, the Portfolio used futures contracts to help maintain a fully invested position.

Portfolio Manager Outlook

We are generally positive on the economy, despite some headwinds that could limit its strength in 2011. While the new year has commenced with accommodative monetary and fiscal stimulus measures, the ability of the U.S. economy to lower the unemployment rate and integrate a new Congress’s attempts to cut spending may prove to be deciding factors in how the economy progresses during the year. From an investment perspective, we believe the market has gone a long way toward pricing in a better economic environment, and we expect future gains to be more modest, as investors sort through the various economic headwinds. In addition, there is some risk that the emerging market growth that was so beneficial to many Industrials and Materials stocks in 2010 could slow. China and some other emerging countries have been raising interest rates

Mid Cap Growth Stock Portfolio	37

Mid Cap Growth Stock Portfolio

to cool red-hot economies, with others erecting trade barriers because of the dramatic decline of the dollar in 2010. Furthermore, we believe some of the high-momentum stocks that did so well in 2010 might be vulnerable to declines if they fail to deliver on their promise of future earnings growth. In that environment, we will stick to our focus on what we consider to be high quality companies offering attractive, demonstrable, sustainable earnings growth at reasonable valuations. Our consistent application of this process means that the Portfolio’s sector and industry allocations reflect where we are finding what we consider to be the best growth opportunities at attractive valuations at a given time. As of December 31, 2010, the Portfolio’s largest overweights were in Information Technology stocks, with the Consumer Staples sector representing the largest underweight.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2010
	1 Year	5 Years	10 Years
Mid Cap Growth Stock Portfolio	23.86%	4.32%	1.67%
Russell MidCap® Growth Index	26.38%	4.88%	3.12%
Lipper® Variable Insurance Products (VIP) Mid Cap Growth Funds Average	26.86%	5.23%	2.88%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/00. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investing in small and medium-sized companies involves a greater degree of risk than investing in large company stocks.

The Portfolio may invest in derivative instruments for hedging purposes or as alternatives to direct investments. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/10

Security Description	% of Net Assets
Amphenol Corp. - Class A	2.1%
O’Reilly Automotive, Inc.	2.0%
Dover Corp.	1.9%
Weatherford International, Ltd.	1.8%
Roper Industries, Inc.	1.7%
AmerisourceBergen Corp.	1.7%
Mettler-Toledo International, Inc.	1.7%
BMC Software, Inc.	1.6%
MSC Industrial Direct Co., Inc. - Class A	1.6%
FactSet Research Systems, Inc.	1.6%

Sector Allocation 12/31/10

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

38	Mid Cap Growth Stock Portfolio

Mid Cap Growth Stock Portfolio

Schedule of Investments

December 31, 2010

	Common Stocks (95.7%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (20.1%)
*	Bed Bath & Beyond, Inc.	251,500	12,361
*	BorgWarner, Inc.	166,800	12,070
	Chico’s FAS, Inc.	824,100	9,914
	DeVry, Inc.	311,400	14,941
*	Dollar Tree, Inc.	229,050	12,845
*	GameStop Corp. - Class A	416,200	9,523
	International Game Technology	587,300	10,389
*	Jack in the Box, Inc.	500,600	10,578
*	Lamar Advertising Co. - Class A	293,400	11,689
	Limited Brands, Inc.	251,300	7,722
	Marriott International, Inc. - Class A	182,900	7,598
	The McGraw-Hill Cos., Inc.	179,800	6,546
*	MGM Resorts International	563,000	8,361
	Nordstrom, Inc.	252,500	10,701
*	O’Reilly Automotive, Inc.	304,960	18,426
*	Penn National Gaming, Inc.	293,100	10,302
*	Priceline.com, Inc.	24,300	9,709
	Strayer Education, Inc.	34,500	5,252

	Total		188,927

	Consumer Staples (1.6%)
	Mead Johnson Nutrition Co.	143,000	8,902
*	Ralcorp Holdings, Inc.	101,700	6,611

	Total		15,513

	Energy (6.1%)
*	Cameron International Corp.	252,300	12,799
	Cimarex Energy Co.	81,700	7,233
*	Denbury Resources, Inc.	492,200	9,396
*	FMC Technologies, Inc.	119,400	10,616
*	Weatherford International, Ltd.	744,400	16,972

	Total		57,016

	Financials (7.8%)
	Assured Guaranty, Ltd.	397,912	7,043
*	CB Richard Ellis Group, Inc. - Class A	388,700	7,960
	DuPont Fabros Technology, Inc.	277,700	5,907
	Greenhill & Co., Inc.	80,900	6,608
*	IntercontinentalExchange, Inc.	112,483	13,402
	Invesco, Ltd.	421,100	10,132
*	MBIA, Inc.	601,300	7,210
	Raymond James Financial, Inc.	327,300	10,703

	Common Stocks (95.7%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Synovus Financial Corp.	1,735,800	4,582

	Total		73,547

	Health Care (12.4%)
	AmerisourceBergen Corp.	470,800	16,064
*	Celgene Corp.	153,100	9,054
*	Cerner Corp.	73,900	7,001
*	Charles River Laboratories International, Inc.	198,000	7,037
*	Covance, Inc.	129,700	6,668
*	DaVita, Inc.	179,800	12,494
*	Express Scripts, Inc.	253,000	13,675
*	Immucor, Inc.	755,049	14,973
*	Intuitive Surgical, Inc.	27,000	6,959
*	Mettler-Toledo International, Inc.	104,400	15,786
	Pharmaceutical Product Development, Inc.	269,000	7,301

	Total		117,012

	Industrials (15.9%)
	C.H. Robinson Worldwide, Inc.	140,500	11,267
*	Corrections Corp. of America	483,700	12,122
	Cummins, Inc.	117,800	12,959
	Dover Corp.	307,600	17,979
	Expeditors International of Washington, Inc.	216,060	11,797
*	Foster Wheeler AG	292,300	10,090
	Joy Global, Inc.	85,600	7,426
	Knight Transportation, Inc.	329,500	6,260
	MSC Industrial Direct Co., Inc. - Class A	236,700	15,312
	Precision Castparts Corp.	41,200	5,735
	Regal-Beloit Corp.	94,800	6,329
	Republic Services, Inc.	219,000	6,539
	Robert Half International, Inc.	317,800	9,725
	Roper Industries, Inc.	211,200	16,142

	Total		149,682

	Information Technology (25.0%)
*	Alliance Data Systems Corp.	198,600	14,107
	Amphenol Corp. - Class A	365,100	19,270
*	Autodesk, Inc.	355,000	13,561
	Avago Technologies, Ltd.	430,100	12,245
*	BMC Software, Inc.	325,500	15,344
*	Citrix Systems, Inc.	166,500	11,390

	Common Stocks (95.7%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
*	Cognizant Technology Solutions Corp. - Class A	131,500	9,638
	FactSet Research Systems, Inc.	162,700	15,255
	Global Payments, Inc.	288,000	13,308
*	Juniper Networks, Inc.	313,200	11,563
*	Marvell Technology Group, Ltd.	622,100	11,540
	Microchip Technology, Inc.	332,995	11,392
*	Monster Worldwide, Inc.	122,000	2,883
*	NetApp, Inc.	245,500	13,493
	Siliconware Precision Industries Co., ADR	1,230,600	7,322
*	Skyworks Solutions, Inc.	500,600	14,332
*	VeriFone Systems, Inc.	293,600	11,321
	Western Union Co.	794,800	14,759
*	Zebra Technologies Corp. - Class A	347,900	13,217

	Total		235,940

	Materials (5.3%)
	Ecolab, Inc.	189,300	9,545
	Martin Marietta Materials, Inc.	51,200	4,723
*	Owens-Illinois, Inc.	434,800	13,348
	Praxair, Inc.	133,240	12,720
*	Solutia, Inc.	145,400	3,356
*	Titanium Metals Corp.	363,600	6,247

	Total		49,939

	Telecommunication Services (1.5%)
*	Crown Castle International Corp.	98,200	4,304
*	SBA Communications Corp. - Class A	238,300	9,756

	Total		14,060

	Total Common Stocks
	(Cost: $739,494)		901,636

	Short-Term Investments (4.3%)

	Commercial Banks Non-US (2.1%)
(b)	Barclays US Funding LLC, 0.25%, 1/27/11	10,000,000	9,998
	HSBC Finance Corp., 0.22%, 1/6/11	5,000,000	5,000
	Royal Bank Of Canada, 0.19%, 1/5/11	5,000,000	5,000

	Total		19,998

	Energy (1.1%)
	ONEOK Partners LP, 0.33%, 1/12/11	10,000,000	9,999

	Total		9,999

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Growth Stock Portfolio	39

Mid Cap Growth Stock Portfolio

Short Term Investments (4.3%)	Shares/ $ Par	Value $ (000’s)

Federal Government & Agencies (0.1%)
Federal Home Loan Bank, 0.14%, 2/24/11	1,000,000	1,000

Total		1,000

Miscellaneous Business Credit Institutions (1.0%)
General Electric Capital Corp., 0.03%, 1/3/11	9,300,000	9,300

Total		9,300

Total Short-Term Investments
(Cost: $40,297)		40,297

Total Investments (100.0%)
(Cost: $779,791)(a)		941,933

Other Assets, Less
Liabilities (0.0%)		(5)

Net Assets (100.0%)		941,928

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2010 the aggregate cost of securities for federal tax purposes (in thousands) was $784,225 and the net unrealized appreciation of investments based on that cost was $157,708 which is comprised of $209,048 aggregate gross unrealized appreciation and $51,340 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P MidCap 400 Index Futures (Long) (Total Notional Value at December 31, 2010, $6,255)	14	3/11	$82

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2010. See Note 2C for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$901,636	$-	$-
Short-Term Investments	-	40,297	-
Other Financial Instruments - Futures^	82	-	-
Total	$901,718	$40,297	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

40	Mid Cap Growth Stock Portfolio

Index 400 Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Investment results that approximate the performance of the S&P MidCap 400® Index.	Invest in stocks included in the S&P MidCap 400® Index in approximately the same proportion as each stock’s weighting in the Index.	$471 million

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Index 400 Stock Portfolio (the “Portfolio”). The Portfolio seeks investment results that approximate the performance of the S&P MidCap 400® Index (the “Index”), which is composed of the stocks of companies whose capitalizations generally are smaller than those of companies that comprise the S&P 500® Index. The S&P MidCap 400® Index does not include the very large issues that account for most of the weighting in the S&P 500® Index. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in the stocks that make up the S&P MidCap 400® Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in S&P MidCap 400® Index stock futures and options contracts, as well as swap agreements, to help achieve full replication.

Market Overview

Overall, stocks enjoyed solid performance in 2010, when corporate earnings improved, economic growth stabilized, and the Federal Reserve demonstrated its commitment to pursue aggressive policies to support the economy and financial markets. In terms of the broad U.S. stock market, mid-cap shares performed best, followed by those of small- and large-sized companies, though all managed double-digit gains. For the year, returns for the S&P 500®, MidCap 400® and SmallCap 600® Indices were 15.06%, 26.64%, and 26.31%, respectively.

Within the S&P MidCap 400® Index, economically sensitive Information Technology, Consumer Discretionary, and Energy stocks did best. Many stocks in the IT sector benefited from surging investor demand for new technologies relating to cloud-based computing and popular consumer brands. Industrials and Materials stocks benefited from surging demand for their products from emerging market economies.

The traditionally value-oriented Health Care, Financials, Telecommunication Services, and Utilities sectors lagged, as investors gravitated toward more growth-oriented sectors. Health Care and Financials stocks were also buffeted by concerns about the effect of new financial regulation coming out of Washington.

Portfolio Results

Consistent with the performance of mid-cap stocks in 2010, the Portfolio posted strong positive results in the twelve months ended December 31, 2010, enjoying a total return of 26.29%. By comparison, the Index returned 26.64%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) Portfolio performance slightly lagged the Index due to transaction costs, administrative expenses, cash flow effects and costs associated with the use of stock index futures contracts. The average return for the Portfolio’s peer group, Mid-Cap Core Funds, was 24.78%, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency. However, the Mid-Cap Core Funds peer group is not strictly comparable to the Portfolio because many of the funds in the group are actively managed.

As the managers seek to track the performance and weightings of stocks in the Index, they make adjustments to the Portfolio’s holdings as the Index changes. Standard & Poor’s modifies the composition of the Index as companies go public or private, merge, divest or have major changes in market capitalization. Additionally, Standard & Poor’s adjusts the Index to better reflect the companies that are most representative of the composition of the U.S. economy. During 2010, there were 31 stocks added to the Index, and a like number of companies were eliminated. The managers try to make these adjustments in a way that minimizes the cost and market impact of trading, and during the period, the Portfolio used futures contracts to help achieve full replication.

Portfolio Manager Outlook

We expect the global economic recovery to continue in 2011, believing that corporations and many consumers are making gradual improvement. But we should remind investors that stocks can be rich or cheap irrespective of the direction of the economy. And after two straight years of outsized gains, our return expectations for stocks are somewhat more modest.

Index 400 Stock Portfolio	41

Index 400 Stock Portfolio

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2010
	1 Year	5 Years	10 Years
Index 400 Stock Portfolio	26.29%	5.54%	6.97%
S&P MidCap 400® Index	26.64%	5.74%	7.16%
Lipper® Variable Insurance Products (VIP) Mid Cap Core Funds Average	24.78%	4.28%	5.96%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/00. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

“Standard & Poor’s®”, “S&P®”, “S&P MidCap 400 Index” and “Standard & Poor’s MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Northwestern Mutual Life Insurance Company. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio.

Investing in small and medium-sized companies involves a greater degree of risk than investing in large company stocks.

The Portfolio may invest in derivative instruments such as exchange-traded funds, futures and option contracts and swap agreements to help achieve full replication. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/10

Security Description	% of Net Assets
Edwards Lifesciences Corp.	0.8%
Joy Global, Inc.	0.7%
BorgWarner, Inc.	0.7%
New York Community Bancorp, Inc.	0.7%
Cimarex Energy Co.	0.6%
Bucyrus International, Inc.	0.6%
Cree, Inc.	0.6%
Vertex Pharmaceuticals, Inc.	0.6%
Dollar Tree, Inc.	0.6%
The Lubrizol Corp.	0.6%

Sector Allocation 12/31/10

Sector Allocation is based on equities.

Sector Allocation and Top 10 Holdings are subject to change.

42	Index 400 Stock Portfolio

Index 400 Stock Portfolio

Schedule of Investments

December 31, 2010

	Common Stocks (90.3%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (12.9%)
*	99 Cents Only Stores	17,933	286
	Aaron’s, Inc.	28,000	571
	Advance Auto Parts, Inc.	32,200	2,130
*	Aeropostale, Inc.	35,375	872
	American Eagle Outfitters, Inc.	74,950	1,097
	American Greetings Corp. - Class A	15,400	341
*	AnnTaylor Stores Corp.	22,250	609
*	Bally Technologies, Inc.	20,500	865
	Barnes & Noble, Inc.	15,000	212
	Bob Evans Farms, Inc.	11,600	382
*	BorgWarner, Inc.	43,600	3,155
*	Boyd Gaming Corp.	21,500	228
	Brinker International, Inc.	35,375	739
*	Career Education Corp.	25,200	522
*	The Cheesecake Factory, Inc.	22,650	694
	Chico’s FAS, Inc.	68,000	818
*	Chipotle Mexican Grill, Inc.	11,900	2,531
*	Collective Brands, Inc.	24,642	520
*	Deckers Outdoor Corp.	14,800	1,180
*	Dick’s Sporting Goods, Inc.	33,900	1,271
*	Dollar Tree, Inc.	47,950	2,689
*	DreamWorks Animation SKG, Inc. - Class A	27,400	808
*	The Dress Barn, Inc.	26,500	700
*	Eastman Kodak Co.	103,000	552
	Foot Locker, Inc.	59,600	1,169
*	Fossil, Inc.	19,700	1,388
	Gentex Corp.	53,700	1,587
	Guess?, Inc.	24,300	1,150
*	Hanesbrands, Inc.	36,700	932
	Harte-Hanks, Inc.	14,850	190
	International Speedway Corp. - Class A	11,200	293
*	ITT Educational Services, Inc.	10,000	637
*	J. Crew Group, Inc.	24,500	1,057
	John Wiley & Sons, Inc. - Class A	17,800	805
	KB Home	27,700	374
*	Krispy Kreme Doughnuts, Inc. - Warrants	1,559	1
*	Lamar Advertising Co. - Class A	22,000	877
*	Life Time Fitness, Inc.	16,000	656
*	LKQ Corp.	55,300	1,256
	M.D.C. Holdings, Inc.	14,400	414
	Matthews International Corp. - Class A	11,300	395
*	Mohawk Industries, Inc.	21,500	1,220

	Common Stocks (90.3%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary continued
*	The New York Times Co. - Class A	45,300	444
*	NVR, Inc.	2,200	1,520
*	Office Depot, Inc.	106,100	573
*	Panera Bread Co. - Class A	11,600	1,174
	PetSmart, Inc.	45,000	1,792
	Phillips-Van Heusen Corp.	25,400	1,600
	Polaris Industries, Inc.	13,000	1,014
	Regis Corp.	22,100	367
	Rent-A-Center, Inc.	24,600	794
	The Ryland Group, Inc.	16,900	288
*	Saks, Inc.	61,600	659
	Scholastic Corp.	9,100	269
*	Scientific Games Corp. - Class A	24,200	241
	Service Corp. International	93,600	772
	Sotheby’s	25,700	1,157
	Strayer Education, Inc.	5,200	792
	Thor Industries, Inc.	16,200	550
*	The Timberland Co. - Class A	14,800	364
*	Toll Brothers, Inc.	55,300	1,051
	Tractor Supply Co.	27,900	1,353
	Tupperware Brands Corp.	24,200	1,154
*	Under Armour, Inc.	13,500	740
*	The Warnaco Group, Inc.	17,000	936
	Wendy’s/Arby’s Group, Inc.	123,300	570
	Williams-Sonoma, Inc.	40,700	1,453
*	WMS Industries, Inc.	22,100	1,000

	Total		60,800

	Consumer Staples (3.3%)
	Alberto-Culver Co.	32,900	1,219
*	BJ’s Wholesale Club, Inc.	20,900	1,001
	Church & Dwight Co., Inc.	27,250	1,881
	Corn Products International, Inc.	28,901	1,330
*	Energizer Holdings, Inc.	27,000	1,968
	Flowers Foods, Inc.	29,000	780
*	Green Mountain Coffee Roasters, Inc.	44,400	1,459
*	Hansen Natural Corp.	26,500	1,385
	Lancaster Colony Corp.	7,400	423
*	Ralcorp Holdings, Inc.	21,000	1,365
	Ruddick Corp.	16,300	601
*	Smithfield Foods, Inc.	63,600	1,312
	Tootsie Roll Industries, Inc.	9,411	273

	Common Stocks (90.3%)	Shares/ $ Par	Value $ (000’s)

	Consumer Staples continued
	Universal Corp.	9,100	370

	Total		15,367

	Energy (5.4%)
	Arch Coal, Inc.	62,200	2,181
*	Atwood Oceanics, Inc.	21,500	803
*	Bill Barrett Corp.	17,800	732
	Cimarex Energy Co.	32,400	2,868
*	Comstock Resources, Inc.	18,100	445
*	Dril-Quip, Inc.	13,100	1,018
*	Exterran Holdings, Inc.	24,202	580
*	Forest Oil Corp.	43,400	1,648
*	Frontier Oil Corp.	40,500	729
*	Helix Energy Solutions Group, Inc.	40,400	490
*	Oceaneering International, Inc.	20,700	1,524
	Overseas Shipholding Group, Inc.	10,300	365
*	Patriot Coal Corp.	30,700	595
	Patterson-UTI Energy, Inc.	59,000	1,271
*	Plains Exploration & Production Co.	53,666	1,725
*	Pride International, Inc.	67,300	2,221
*	Quicksilver Resources, Inc.	45,000	663
	SM Energy Co.	24,200	1,426
	Southern Union Co.	47,700	1,148
*	Superior Energy Services, Inc.	30,200	1,057
	Tidewater, Inc.	19,700	1,061
*	Unit Corp.	15,200	707

	Total		25,257

	Financials (17.8%)
*	Affiliated Managers Group, Inc.	19,800	1,965
	Alexandria Real Estate Equities, Inc.	21,200	1,553
	AMB Property Corp.	64,500	2,045
	American Financial Group, Inc.	30,150	973
	Apollo Investment Corp.	74,663	826
	Arthur J. Gallagher & Co.	40,600	1,181
	Associated Banc-Corp.	66,263	1,004
	Astoria Financial Corp.	31,500	438
	BancorpSouth, Inc.	28,100	448
	Bank of Hawaii Corp.	18,500	873
	BRE Properties, Inc.	24,500	1,066
	Brown & Brown, Inc.	44,800	1,072
	Camden Property Trust	26,300	1,420
	Cathay General Bancorp	30,100	503
	City National Corp.	17,800	1,092

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio	43

Index 400 Stock Portfolio

	Common Stocks (90.3%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Commerce Bancshares, Inc.	29,727	1,181
	Corporate Office Properties Trust	25,600	895
	Cousins Properties, Inc.	39,876	333
	Cullen/Frost Bankers, Inc.	23,300	1,424
	Duke Realty Corp.	96,600	1,204
	East West Bancorp, Inc.	56,700	1,108
	Eaton Vance Corp.	45,300	1,369
	Equity One, Inc.	17,700	322
	Essex Property Trust, Inc.	12,000	1,371
	Everest Re Group, Ltd.	21,000	1,781
	Federal Realty Investment Trust	23,600	1,839
	Fidelity National Financial, Inc. - Class A	86,991	1,190
	First American Financial Corp.	39,900	596
	First Niagara Financial Group, Inc.	80,100	1,120
	FirstMerit Corp.	41,710	825
	Fulton Financial Corp.	76,200	788
	Greenhill & Co., Inc.	9,700	792
	Hanover Insurance Group, Inc.	17,300	808
	HCC Insurance Holdings, Inc.	44,150	1,278
	Highwoods Properties, Inc.	27,400	873
	Hospitality Properties Trust	47,300	1,090
	International Bancshares Corp.	20,200	405
	Jefferies Group, Inc.	47,400	1,262
	Jones Lang LaSalle, Inc.	16,300	1,368
	Liberty Property Trust	43,700	1,395
	The Macerich Co.	49,788	2,358
	Mack-Cali Realty Corp.	30,500	1,008
	Mercury General Corp.	13,600	585
*	MSCI, Inc. - Class A	45,500	1,773
	Nationwide Health Properties, Inc.	48,400	1,761
	New York Community Bancorp, Inc.	166,821	3,145
	NewAlliance Bancshares, Inc.	40,200	602
	Old Republic International Corp.	97,475	1,329
	OMEGA Healthcare Investors, Inc.	37,700	846
	PacWest Bancorp	12,100	259
	Potlatch Corp.	15,347	500
	Prosperity Bancshares, Inc.	17,900	703
	Protective Life Corp.	32,800	874
	Raymond James Financial, Inc.	38,225	1,250
	Rayonier, Inc.	30,866	1,621

	Common Stocks (90.3%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Realty Income Corp.	44,900	1,536
	Regency Centers Corp.	31,400	1,326
	Reinsurance Group of America, Inc.	28,000	1,504
	SEI Investments Co.	55,900	1,330
	Senior Housing Properties Trust	53,600	1,176
	SL Green Realty Corp.	30,000	2,025
	StanCorp Financial Group, Inc.	17,600	794
*	SVB Financial Group	16,100	854
	Synovus Financial Corp.	300,700	794
	TCF Financial Corp.	48,600	720
	Transatlantic Holdings, Inc.	24,200	1,249
	Trustmark Corp.	21,800	541
	UDR, Inc.	69,802	1,642
	Unitrin, Inc.	19,100	469
	Valley National Bancorp	61,730	883
	W.R. Berkley Corp.	45,550	1,247
	Waddell & Reed Financial, Inc. - Class A	32,700	1,154
	Washington Federal, Inc.	43,065	729
	Webster Financial Corp.	25,300	498
	Weingarten Realty Investors	46,100	1,095
	Westamerica Bancorporation	11,200	621

	Total		83,877

	Health Care (10.0%)
*	Allscripts Healthcare Solutions, Inc.	71,700	1,382
	Beckman Coulter, Inc.	26,500	1,994
*	Bio-Rad Laboratories, Inc. - Class A	7,500	779
*	Charles River Laboratories International, Inc.	22,100	785
*	Community Health Systems, Inc.	35,400	1,323
*	Covance, Inc.	24,800	1,275
*	Edwards Lifesciences Corp.	43,700	3,533
*	Endo Pharmaceuticals Holdings, Inc.	44,300	1,582
*	Gen-Probe, Inc.	18,500	1,079
*	Health Management Associates, Inc. - Class A	96,000	916
*	Health Net, Inc.	36,600	999
*	Henry Schein, Inc.	35,300	2,167
	Hill-Rom Holdings, Inc.	24,200	953
*	Hologic, Inc.	99,500	1,873
*	IDEXX Laboratories, Inc.	22,000	1,523
*	Immucor, Inc.	26,800	531
*	Kindred Healthcare, Inc.	15,100	277
*	Kinetic Concepts, Inc.	24,000	1,005
*	LifePoint Hospitals, Inc.	20,200	742

	Common Stocks (90.3%)	Shares/ $ Par	Value $ (000’s)

	Health Care continued
	Lincare Holdings, Inc.	37,350	1,002
	Masimo Corp.	22,600	657
	Medicis Pharmaceutical Corp. - Class A	23,200	621
*	MEDNAX, Inc.	18,300	1,231
*	Mettler-Toledo International, Inc.	12,600	1,905
	Omnicare, Inc.	44,400	1,127
	Owens & Minor, Inc.	24,250	714
	Perrigo Co.	31,800	2,014
	Pharmaceutical Product Development, Inc.	45,500	1,235
*	ResMed, Inc.	57,900	2,006
	STERIS Corp.	22,700	828
	Techne Corp.	14,200	932
	Teleflex, Inc.	15,300	823
*	Thoratec Corp.	22,400	634
*	United Therapeutics Corp.	19,200	1,214
	Universal Health Services, Inc. - Class B	37,300	1,620
*	VCA Antech, Inc.	33,000	769
*	Vertex Pharmaceuticals, Inc.	77,800	2,725
*	WellCare Health Plans, Inc.	16,300	493

	Total		47,268

	Industrials (14.7%)
	Acuity Brands, Inc.	16,500	952
*	Aecom Technology Corp.	45,400	1,270
*	AGCO Corp.	35,600	1,804
*	AirTran Holdings, Inc.	51,900	384
*	Alaska Air Group, Inc.	14,100	799
	Alexander & Baldwin, Inc.	15,800	632
*	Alliant Techsystems, Inc.	12,800	953
	AMETEK, Inc.	61,275	2,405
	Baldor Electric Co.	18,000	1,135
*	BE Aerospace, Inc.	39,200	1,452
	The Brink’s Co.	17,800	478
	Bucyrus International, Inc.	31,000	2,771
	Carlisle Cos., Inc.	23,400	930
*	Clean Harbors, Inc.	8,800	740
	Con-way, Inc.	20,900	764
*	Copart, Inc.	26,800	1,001
	The Corporate Executive Board Co.	13,100	492
*	Corrections Corp. of America	42,200	1,058
	Crane Co.	17,700	727
	Deluxe Corp.	19,700	454
	Donaldson Co., Inc.	29,300	1,708
*	FTI Consulting, Inc.	17,800	664
	Gardner Denver, Inc.	20,100	1,383
	GATX Corp.	17,700	624
	Graco, Inc.	22,900	903

The Accompanying Notes are an Integral Part of the Financial Statements.

44	Index 400 Stock Portfolio

Index 400 Stock Portfolio

	Common Stocks (90.3%)	Shares/ $ Par	Value $ (000’s)

	Industrials continued
	Granite Construction, Inc.	13,100	359
	Harsco Corp.	30,800	872
	Herman Miller, Inc.	21,900	554
	HNI Corp.	17,200	537
	Hubbell, Inc. - Class B	23,000	1,383
	IDEX Corp.	31,380	1,228
	J.B. Hunt Transport Services, Inc.	34,000	1,388
*	JetBlue Airways Corp.	77,225	510
	Joy Global, Inc.	39,550	3,431
*	Kansas City Southern	39,300	1,881
	KBR, Inc.	57,800	1,761
	Kennametal, Inc.	31,400	1,239
*	Kirby Corp.	20,500	903
*	Korn/Ferry International	17,700	409
	Landstar System, Inc.	18,800	770
	Lennox International, Inc.	17,200	813
	Lincoln Electric Holdings, Inc.	16,200	1,057
	Manpower, Inc.	31,200	1,958
	Mine Safety Appliances Co.	11,800	367
	MSC Industrial Direct Co., Inc. - Class A	17,100	1,106
*	Navigant Consulting, Inc.	19,200	177
	Nordson Corp.	13,000	1,194
*	Oshkosh Corp.	34,700	1,223
	Pentair, Inc.	37,800	1,380
	Regal-Beloit Corp.	14,800	988
	Rollins, Inc.	24,230	479
*	The Shaw Group, Inc.	32,500	1,112
	SPX Corp.	19,200	1,373
*	Terex Corp.	41,700	1,294
*	Thomas & Betts Corp.	19,800	956
	The Timken Co.	30,900	1,475
	Towers Watson & Co. - Class A	17,400	906
	Trinity Industries, Inc.	30,550	813
*	United Rentals, Inc.	23,223	528
*	URS Corp.	31,700	1,319
	Valmont Industries, Inc.	8,200	728
	Wabtec Corp.	18,400	973
	Waste Connections, Inc.	44,150	1,215
	Watsco, Inc.	10,700	675
	Werner Enterprises, Inc.	16,950	383
	Woodward Governor Co.	22,700	853

	Total		69,053

	Information Technology (14.1%)
*	ACI Worldwide, Inc.	12,700	341
*	Acxiom Corp.	30,702	527
	ADTRAN, Inc.	24,200	876
*	Advent Software, Inc.	6,100	353
*	Alliance Data Systems Corp.	19,900	1,414
*	ANSYS, Inc.	34,900	1,817
*	AOL, Inc.	40,900	970

	Common Stocks (90.3%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
*	Arrow Electronics, Inc.	44,400	1,521
*	Atmel Corp.	175,500	2,162
*	Avnet, Inc.	58,200	1,922
	Broadridge Financial Solutions, Inc.	47,900	1,050
*	Cadence Design Systems, Inc.	102,200	844
*	Ciena Corp.	35,800	754
*	CommScope, Inc.	36,377	1,136
*	Concur Technologies, Inc.	17,500	909
*	Convergys Corp.	46,700	615
	CoreLogic, Inc.	39,900	739
*	Cree, Inc.	41,500	2,734
	Diebold, Inc.	25,200	808
*	Digital River, Inc.	15,200	523
	DST Systems, Inc.	13,600	603
*	Equinix, Inc.	17,600	1,430
	FactSet Research Systems, Inc.	17,800	1,669
	Fair Isaac Corp.	15,300	358
*	Fairchild Semiconductor International, Inc.	47,400	740
*	Gartner, Inc.	28,000	930
	Global Payments, Inc.	30,500	1,409
*	Informatica Corp.	35,900	1,581
*	Ingram Micro, Inc. - Class A	60,100	1,147
*	Integrated Device Technology, Inc.	58,830	392
*	International Rectifier Corp.	26,600	790
	Intersil Corp. - Class A	47,500	725
*	Itron, Inc.	15,500	860
	Jack Henry & Associates, Inc.	32,800	956
*	Lam Research Corp.	47,100	2,439
	Lender Processing Services, Inc.	35,000	1,033
*	ManTech International Corp. - Class A	8,600	355
*	Mentor Graphics Corp.	42,000	504
*	MICROS Systems, Inc.	30,800	1,351
	National Instruments Corp.	22,450	845
*	NCR Corp.	61,000	938
*	NeuStar, Inc. - Class A	28,300	737
*	Parametric Technology Corp.	45,100	1,016
	Plantronics, Inc.	18,200	677
*	Polycom, Inc.	32,700	1,275
*	Quest Software, Inc.	23,000	638
*	Rackspace Hosting, Inc.	37,200	1,168
*	RF Micro Devices, Inc.	105,300	774
*	Riverbed Technology, Inc.	56,300	1,980
*	Rovi Corp.	40,300	2,499
*	Semtech Corp.	23,800	539
*	Silicon Laboratories, Inc.	16,800	773
*	Skyworks Solutions, Inc.	70,200	2,010

	Common Stocks (90.3%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
	Solera Holdings, Inc.	26,900	1,381
*	SRA International, Inc. - Class A	16,400	335
*	Synopsys, Inc.	56,900	1,531
*	Tech Data Corp.	17,900	788
*	TIBCO Software, Inc.	64,000	1,261
*	Trimble Navigation, Ltd.	46,000	1,837
*	ValueClick, Inc.	30,900	495
*	Vishay Intertechnology, Inc.	63,187	928
*	Zebra Technologies Corp. - Class A	21,700	824

	Total		66,536

	Materials (6.1%)
	Albemarle Corp.	35,100	1,958
	AptarGroup, Inc.	25,700	1,222
	Ashland, Inc.	30,200	1,536
	Cabot Corp.	25,000	941
	Carpenter Technology Corp.	16,800	676
	Commercial Metals Co.	43,800	727
	Compass Minerals International, Inc.	12,500	1,116
	Cytec Industries, Inc.	18,900	1,003
	Grief, Inc. - Class A	11,900	737
*	Intrepid Potash, Inc.	17,000	634
*	Louisiana-Pacific Corp.	50,500	478
	The Lubrizol Corp.	25,100	2,683
	Martin Marietta Materials, Inc.	17,400	1,605
	Minerals Technologies, Inc.	7,100	464
	NewMarket Corp.	3,800	469
	Olin Corp.	30,400	624
	Packaging Corp. of America	39,300	1,015
	Reliance Steel & Aluminum Co.	28,600	1,461
	Rock-Tenn Co. - Class A	14,900	804
	RPM International, Inc.	49,400	1,092
	The Scotts Miracle-Gro Co. - Class A	17,600	893
	Sensient Technologies Corp.	19,000	698
	Silgan Holdings, Inc.	19,213	688
	Sonoco Products Co.	39,400	1,326
	Steel Dynamics, Inc.	83,100	1,521
	Temple-Inland, Inc.	41,300	877
	The Valspar Corp.	37,700	1,300
	Worthington Industries, Inc.	21,300	392

	Total		28,940

	Telecommunication Services (0.7%)
*	Cincinnati Bell, Inc.	77,300	216
*	Syniverse Holdings, Inc.	26,900	830
	Telephone and Data Systems, Inc.	35,200	1,287

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio	45

Index 400 Stock Portfolio

	Common Stocks (90.3%)	Shares/ $ Par	Value $ (000’s)

	Telecommunication Services continued
*	tw telecom, Inc.	58,000	989

	Total		3,322

	Utilities (5.3%)
	AGL Resources, Inc.	29,900	1,072
	Alliant Energy Corp.	42,500	1,563
	Aqua America, Inc.	52,733	1,185
	Atmos Energy Corp.	34,600	1,080
	Black Hills Corp.	15,000	450
	Cleco Corp.	23,300	717
	DPL, Inc.	45,600	1,172
*	Dynegy, Inc.	39,320	221
	Energen Corp.	27,500	1,327
	Great Plains Energy, Inc.	51,977	1,008
	Hawaiian Electric Industries, Inc.	36,000	820
	IDACORP, Inc.	18,800	695
	MDU Resources Group, Inc.	72,100	1,461
	National Fuel Gas Co.	31,500	2,067
	NSTAR	39,700	1,675
	NV Energy, Inc.	90,081	1,266
	OGE Energy Corp.	37,300	1,699
	PNM Resources, Inc.	33,150	432
	Questar Corp.	66,900	1,165
	UGI Corp.	42,300	1,336
	Vectren Corp.	31,200	792
	Westar Energy, Inc.	42,700	1,074
	WGL Holdings, Inc.	19,500	697

	Total		24,974

	Total Common Stocks
	(Cost: $365,360)		425,394

	Short-Term Investments (9.8%)

	Commercial Banks Non-US (1.1%)
	Barclays US Funding LLC, 0.23%, 1/4/11	5,000,000	5,000

	Total		5,000

	Commercial Banks US (1.5%)
	Wells Fargo & Co., 0.05%, 1/3/11	7,000,000	7,000

	Total		7,000

	Federal Government & Agencies (0.9%)
(b)	Federal Home Loan Bank, 0.15%, 3/11/11	1,000,000	1,000
	Federal Home Loan Bank, 0.16%, 3/11/11	3,000,000	2,999

	Total		3,999

	Personal Credit Institutions (4.2%)
	Old Line Funding LLC, 0.23%, 1/4/11	6,000,000	6,000
	Old Line Funding LLC, 0.23%, 1/18/11	4,000,000	3,999
	Straight-A Funding LLC, 0.20%, 1/5/11	10,000,000	10,000

	Total		19,999

Short-Term Investments (9.8%)	Shares/ $ Par	Value $ (000’s)

Short Term Business Credit (2.1%)
Atlantic Asset Securitization LLC, 0.24%, 1/5/11	10,000,000	10,000

Total		10,000

Total Short-Term Investments
(Cost: $45,998)		45,998

Total Investments (100.1%)
(Cost: $411,358)(a)		471,392

Other Assets, Less
Liabilities (-0.1%)		(380)

Net Assets (100.0%)		471,012

The Accompanying Notes are an Integral Part of the Financial Statements.

46	Index 400 Stock Portfolio

Index 400 Stock Portfolio

*	Non-Income Producing

(a)	At December 31, 2010 the aggregate cost of securities for federal tax purposes (in thousands) was $412,391 and the net unrealized appreciation of investments based on that cost was $59,001 which is comprised of $97,640 aggregate gross unrealized appreciation and $38,639 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P MidCap 400 Index Futures (Long) (Total Notional Value at December 31, 2010, $45,206)	101	3/11	$511

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2010. See Note 2C for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$425,394	$-	$-
Short-Term Investments	-	45,998	-
Other Financial Instruments - Futures^	511	-	-
Total	$425,905	$45,998	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio	47

Mid Cap Value Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term capital growth. Current income is a secondary objective.	Invest primarily in equity securities of mid-sized companies that are believed to be undervalued in relation to their fundamentals.	$118 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Mid Cap Value Portfolio (the “Portfolio”), has engaged American Century Investment Management, Inc. (“American Century”) to act as sub-adviser for the Portfolio. In selecting securities for the Portfolio, the portfolio managers attempt to identify companies whose long-term earnings, cash flows and/or assets are not reflected in the current market price of their securities and hold each security until it has returned to favor in the market and the price has increased to, or is higher than, a level the portfolio managers believe more accurately reflects the fair value of the company.

Market Overview

The stock market posted double-digit gains in 2010, its second straight annual increase. Although the economy expanded in response to government stimulus spending, growth slowed during the spring, raising concern about the sustainability of the recovery. Corporate earnings remained solid but the low rate of economic growth failed to jumpstart hiring. Consumers modestly increased their spending, and inflation was benign. As fears of a double-dip recession eased, investors generally favored higher risk stocks. They sought out higher yielding securities because of very low interest rates. Against this backdrop, growth stocks beat their value counterparts across the capitalization spectrum.

Portfolio Results

The Portfolio returned 19.93% for the twelve months ended December 31, 2010. By comparison, the Russell MidCap® Value Index (the “Index”) returned 24.75%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Mid-Cap Value Funds peer group was 22.94%.

Security selection in the Financials sector dampened relative performance. The Portfolio was hampered by its underweight in commercial banks, especially a lack of exposure to Fifth Third Bancorp, KeyCorp and Huntington Bancshares, all of which were up significantly.

The Portfolio’s mix of capital markets stocks also hindered results. Two notable detractors were Northern Trust Corp. and State Street Corp. Both were negatively impacted by expectations of a prolonged period of historically low interest rates and concerns about the diminished profitability of the companies’ securities lending and foreign exchange businesses.

An underweight in Energy, the second-strongest sector in the benchmark, also detracted. The Portfolio’s complement of oil and gas companies also slowed progress. A key detractor was Imperial Oil, Ltd. Despite the company’s high quality business model and solid balance sheet, its shares lagged the equity market rally.

Another notable detractor was EQT Corp. A low cost producer of unconventional tight shale natural gas, EQT reported significant success with two of its experimental shale wells. We believe weak natural gas prices temporarily pushed down the company’s share price. The stock rebounded in the fourth quarter on news that a competitor was being acquired by a larger integrated energy producer.

Stock selection within the Consumer Discretionary sector weighed on relative results. The Portfolio was hampered by investments among hotel, restaurant and leisure stocks. The specialty retailing segment provided notable detractor Lowe’s Cos., Inc. Although the home improvement retailer reported better comparable store sales and stabilizing trends in big ticket sales, Lowe’s stock performed poorly on concerns about the drawn-out economic recovery, lackluster consumer spending and renewed softening in the housing market.

However, the Consumer Discretionary sector also supplied top contributor PetSmart. Although the retail environment was challenging, pet products appeared to be relatively well insulated from economic conditions and the pet store operator posted strong profits.

In Utilities, the benchmark’s weakest performing sector, the Portfolio benefited from its exposure to regulated utilities, which typically have stable business models and held up well during the 2008-2009 market decline. The Portfolio also held no independent power producers, primarily because of their financial and operating volatility. The segment declined more than 10% in the benchmark.

48	Mid Cap Value Portfolio

Mid Cap Value Portfolio

An underweight in Information Technology contributed to relative performance. Holdings among IT services companies and semiconductor names were advantageous. A notable contributor was Teradyne, Inc., a semiconductor test equipment maker. The company reported improved earnings and had the potential to make market gains if its rival Verigy was acquired by Advantest, a supplier of automatic test equipment for the semiconductor industry.

During the one-year period, the Portfolio used certain forward currency exchange contracts to insulate the Portfolio from adverse currency movements.

Portfolio Manager Outlook

The following forward looking comments are the opinion of American Century, the Portfolio’s sub-adviser.

We take a fundamental, bottom-up approach, evaluating each company individually on its own merits and building the portfolio from the ground up, one stock at a time. As a result of this process, our sector and industry allocations reflect where we are finding what we consider to be the best value opportunities at a given time. The Portfolio is broadly diversified with overweight positions in Industrials, Consumer Staples, and Health Care stocks. Our valuation work has led to smaller relative weightings in Financials and Utilities stocks as of December 31, 2010.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2010
	1 Year	5 Years	Since Inception*
Mid Cap Value Portfolio	19.93%	1.87%	8.18%
Russell MidCap® Value Index	24.75%	4.08%	11.35%
Lipper® Variable Insurance Products (VIP) Mid Cap Value Funds Average	22.94%	3.89%	-

*	Inception date of 5/1/03

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 5/1/03 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investing in small and medium-sized companies involves a greater degree of risk than investing in large company stocks.

The Portfolio may invest in derivative instruments for hedging purposes or as alternatives to direct investments. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

The Portfolio may engage in active and frequent trading in pursuit of its investment objective. Active and frequent trading may cause higher brokerage expenses and other transaction costs, which may adversely affect the Portfolio’s performance.

Mid Cap Value Portfolio	49

Mid Cap Value Portfolio

Top 10 Equity Holdings 12/31/10

Security Description	% of Net Assets
Republic Services, Inc.	3.1%
Imperial Oil, Ltd.	2.9%
iShares Russell Midcap Value Index Fund	2.8%
Northern Trust Corp.	2.5%
Lowe’s Cos., Inc.	2.3%
Kimberly-Clark Corp.	2.2%
ConAgra Foods, Inc.	1.9%
Beckman Coulter, Inc.	1.8%
Zimmer Holdings, Inc.	1.7%
EQT Corp.	1.7%

Sector Allocation 12/31/10

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

50	Mid Cap Value Portfolio

Mid Cap Value Portfolio

Schedule of Investments

December 31, 2010

	Common Stocks (95.7%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (9.2%)
	Best Buy Co., Inc.	23,753	815
*	CEC Entertainment, Inc.	38,123	1,480
	Genuine Parts Co.	8,417	432
	International Speedway Corp. - Class A	23,707	620
	Lowe’s Cos., Inc.	105,934	2,657
	Mattel, Inc.	9,972	254
	Speedway Motorsports, Inc.	26,452	405
	Stanley Black & Decker, Inc.	8,841	591
	Staples, Inc.	71,221	1,622
	Target Corp.	8,344	502
*	Toll Brothers, Inc.	27,175	516
	Whirlpool Corp.	11,039	981

	Total		10,875

	Consumer Staples (10.0%)
	The Clorox Co.	12,267	776
	ConAgra Foods, Inc.	97,295	2,197
	CVS Caremark Corp.	42,650	1,483
	General Mills, Inc.	27,350	974
	H.J. Heinz Co.	29,844	1,476
	Kellogg Co.	38,236	1,953
	Kimberly-Clark Corp.	40,296	2,540
	Sysco Corp.	14,037	413

	Total		11,812

	Energy (6.0%)
	Baker Hughes, Inc.	10,209	584
	Devon Energy Corp.	15,132	1,188
	EOG Resources, Inc.	3,928	359
	EQT Corp.	45,201	2,027
	Murphy Oil Corp.	16,349	1,219
	Noble Energy, Inc.	5,395	464
*	Southwestern Energy Co.	17,566	657
	Spectra Energy Partners LP	19,382	637

	Total		7,135

	Financials (26.2%)
	ACE, Ltd.	24,317	1,514
	The Allstate Corp.	37,499	1,196
	Annaly Capital Management, Inc.	20,646	370
	Aon Corp.	42,422	1,952
	BlackRock, Inc.	1,567	299
	Capitol Federal Financial, Inc.	38,463	458
	Capstead Mortgage Corp.	33,649	424
	The Charles Schwab Corp.	33,007	565
	The Chubb Corp.	15,195	906
	Comerica, Inc.	39,704	1,677
	Commerce Bancshares, Inc.	41,424	1,646
	Franklin Resources, Inc.	5,371	597
	Government Properties Income Trust	46,217	1,238

	Common Stocks (95.7%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	HCC Insurance Holdings, Inc.	56,130	1,624
	Host Hotels & Resorts, Inc.	18,755	335
	Hudson City Bancorp, Inc.	125,041	1,593
	Marsh & McLennan Cos., Inc.	66,451	1,817
	National Health Investors, Inc.	1,309	59
	Northern Trust Corp.	52,528	2,911
	People’s United Financial, Inc.	126,039	1,766
	Piedmont Office Realty Trust, Inc. - Class A	81,052	1,632
	State Street Corp.	10,588	491
	SunTrust Banks, Inc.	24,301	717
	Symetra Financial Corp.	57,234	784
	Transatlantic Holdings, Inc.	29,278	1,511
	The Travelers Cos., Inc.	27,543	1,534
	Unum Group	19,975	484
	Weyerhaeuser Co.	45,764	866

	Total		30,966

	Health Care (8.5%)
	Beckman Coulter, Inc.	28,008	2,107
*	Boston Scientific Corp.	81,276	615
*	CareFusion Corp.	41,085	1,056
	Covidien PLC	12,917	590
*	LifePoint Hospitals, Inc.	41,292	1,517
	Patterson Cos., Inc.	54,447	1,668
*	Select Medical Holdings Corp.	39,776	291
*	Symmetry Medical, Inc.	19,187	177
*	Zimmer Holdings, Inc.	38,258	2,054

	Total		10,075

	Industrials (13.6%)
*	Altra Holdings, Inc.	27,823	553
*	Beacon Roofing Supply, Inc.	46,125	824
	Cintas Corp.	27,774	777
	Harsco Corp.	33,541	950
	Hubbell, Inc. - Class B	22,783	1,370
	ITT Corp.	22,683	1,182
	Kaydon Corp.	39,599	1,612
	Pitney Bowes, Inc.	24,323	588
	Republic Services, Inc.	122,867	3,669
	Southwest Airlines Co.	37,900	492
*	Thomas & Betts Corp.	36,667	1,771
	Tyco International, Ltd.	34,829	1,443
	Waste Management, Inc.	24,177	891

	Total		16,122

	Information Technology (4.5%)
	Applied Materials, Inc.	122,691	1,724
	Automatic Data Processing, Inc.	7,976	369
*	Booz Allen Hamilton Holding Corp.	15,227	296
*	Cadence Design Systems, Inc.	71,173	588
*	Emulex Corp.	61,349	715

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Value Portfolio	51

Mid Cap Value Portfolio

	Common Stocks (95.7%)		Shares/ $ Par	Value $ (000’s)

	Information Technology continued
	Molex, Inc.		33,208	754
*	Teradyne, Inc.		62,872	883

	Total			5,329

	Materials (3.7%)
	Bemis Co., Inc.		53,004	1,731
	MeadWestvaco Corp.		27,373	716
	Minerals Technologies, Inc.		11,683	764
	Newmont Mining Corp.		18,490	1,136

	Total			4,347

	Other Holdings (2.8%)
	iShares Russell Midcap Value Index Fund		72,455	3,261

	Total			3,261

	Telecommunication Services (1.9%)
	Consolidated Communications Holdings, Inc.		24,029	464
	Qwest Communications International, Inc.		197,132	1,500
	Windstream Corp.		17,705	247

	Total			2,211

	Utilities (9.3%)
	AGL Resources, Inc.		25,508	914
	American Electric Power Co., Inc.		19,614	706
	Consolidated Edison, Inc.		7,875	390
	Great Plains Energy, Inc.		8,230	160
	IDACORP, Inc.		7,182	266
	Northeast Utilities		35,106	1,119
	NV Energy, Inc.		119,979	1,686
	PG&E Corp.		33,780	1,616
	Portland General Electric Co.		32,026	695
	Southwest Gas Corp.		2,233	82
	Westar Energy, Inc.		68,078	1,713
	Wisconsin Energy Corp.		7,332	431
	Xcel Energy, Inc.		49,351	1,162

	Total			10,940

	Total Common Stocks (Cost: $100,700)			113,073

	Foreign Common Stocks (3.3%)	Country

	Energy (2.9%)
	Imperial Oil, Ltd.	Canada	83,824	3,411

	Total			3,411

	Telecommunication Services (0.4%)
	Rogers Communications, Inc. - Class B	Canada	12,975	450

	Total			450

	Total Foreign Common Stocks (Cost: $3,650)			3,861

	Short-Term Investments (1.4%)	Shares/ $ Par	Value $ (000’s)

	Federal Government & Agencies (1.4%)
	Federal Home Loan Bank, 0.001%, 1/3/11	1,618,000	1,618

	Total		1,618

	Other Holdings (0.0%)
(m)	JPMorgan Money Market Fund	363	-

	Total		-

	Total Short-Term Investments
	(Cost: $1,618)		1,618

	Total Investments (100.4%)
	(Cost: $105,968)(a)		118,552

	Other Assets, Less
	Liabilities (-0.4%)		(422)

	Net Assets (100.0%)		118,130

The Accompanying Notes are an Integral Part of the Financial Statements.

52	Mid Cap Value Portfolio

Mid Cap Value Portfolio

*	Non-Income Producing

(a)	At December 31, 2010 the aggregate cost of securities for federal tax purposes (in thousands) was $106,742 and the net unrealized appreciation of investments based on that cost was $11,810 which is comprised of $12,883 aggregate gross unrealized appreciation and $1,073 aggregate gross unrealized depreciation.

(h)	Forward foreign currency contracts outstanding on December 31, 2010.

Type	Counterparty	Currency	Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	Bank of America, N.A.	CAD	2,770	1/11	$-	$(9)	$(9)

					$-	$(9)	$(9)

CAD — Canadian Dollar

(m)	Amount is less than one thousand.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2010. See Note 2C for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$113,073	$-	$-
Foreign Common Stocks	3,861	-	-
Short-Term Investments	-	1,618	-
Liabilities:
Other Financial Instruments - Forward Currency Contracts^	-	(9)	-
Total	$116,934	$1,609	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Value Portfolio	53

Small Cap Growth Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital	Seek capital appreciation by investing in small companies with potential for above-average growth.	$419 million

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Small Cap Growth Stock Portfolio (the “Portfolio”). The Portfolio seeks to achieve its objective by investing in small companies that are selected for their above average growth potential. In evaluating individual companies, the Portfolio’s managers give consideration to factors such as company management, growth rate of revenues and earnings, opportunities for margin expansion and strong financial characteristics.

Market Overview

Overall, stocks enjoyed solid performance in 2010, when corporate earnings improved, economic growth stabilized, and the Federal Reserve demonstrated its commitment to pursue aggressive policies to support the economy and financial markets. In terms of the broad U.S. stock market, small-cap shares performed best, followed by those of medium- and large-sized companies, though all managed double-digit gains. For the year, returns for the Russell 1000®, MidCap®, and 2000® Stock Indices were 16.10%, 25.48%, and 26.85%, respectively. Growth-oriented shares beat value across all capitalization ranges, as measured by the relevant Russell Indices. Within the small-cap growth universe, economically sensitive Energy and Information Technology shares did best. Only the Utilities sector, which comprised less than 1% of the Russell 1000® Growth Index, had a negative return for the year.

Portfolio Results

The Portfolio returned 25.85% for the twelve months ended December 31, 2010. By comparison, the Russell 2000® Growth Index (the “Index”) returned 29.09%. (The Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) The Small Cap Growth Funds peer group had an average return of 27.81%, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

When comparing results to the Index, stock selection made the Industrial and Health Care sectors leading detractors. Consumer Staples and Discretionary stocks contributed most.

In the Industrial sector, the Portfolio had a lack of exposure to some of the lower quality, momentum stocks that did best in 2010. Instead, the management team favored higher quality companies offering what they considered to be sustainable growth rates. Unfortunately, some of these positions underperformed. For example, “green” technology equipment maker SmartHeat suffered from worry about a slowdown in industrial activity in China, while marine fuel provider Aegean Marine Petroleum Network posted disappointing results as higher fuel prices depressed demand.

In the Health Care sector, some of the leading detractors were health care services companies, which faced questions about the environment for government regulation and reimbursement going forward. At the same time, the challenging consumer environment further suppressed spending for some Health Care companies. For the year, some of the leading detractors in this space were home health care provider Amedisys and Cardionet, which provides outpatient health monitoring services.

At the other end of the spectrum, relative returns benefited from positioning in the Consumer Staples sector. The Portfolio tended to avoid some of the poorer-performing food products and personal products companies, while the stocks it did hold in these industry segments outperformed those in the Index.

In the Consumer Discretionary sector, the management team’s preference for stocks offering established, attractive growth rates backed by solid brands and good sales growth led us to take positions in a number of outperforming stocks. These included Deckers Outdoor Corp., maker of UGG brand footwear, Monro Muffler Brake, Inc., discount retailer Dollar Tree, Inc., and Ulta Salon, Cosmetics & Fragrance, Inc. Elsewhere, a number of the stocks in the Portfolio were acquired during the period, making them leading contributors to return, including stakes in electronic security company ArcSight and data management firm Netezza.

During the period, the Portfolio used futures contracts to help maintain a fully invested position and total return swap agreements to gain additional exposure to the biotechnology industry. Adding additional biotechnology exposure to the Portfolio had a slightly negative effect on relative performance during the period due to the relatively weak performance of the biotechnology industry in 2010.

Portfolio Manager Outlook

Regardless of market environment, we believe the best way to achieve performance over time is to hold well-managed, attractively valued, fast growing, small-cap companies. Despite underperforming in 2010, we continue to believe in our investment process and its ability to help us identify companies with the potential to do well over a complete market cycle. As a result of the bottom-up application of this investment process, the Portfolio’s sector and industry allocations reflect where we are finding what we consider to be the best opportunities at a given time. As of December 31, 2010, the Portfolio’s largest overweights were in Energy and non-credit-sensitive Financials stocks, with the Industrials and Materials sectors representing leading underweights.

54	Small Cap Growth Stock Portfolio

Small Cap Growth Stock Portfolio

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2010
	1 Year	5 Years	10 Years
Small Cap Growth Stock Portfolio	25.85%	1.60%	4.10%
Russell 2000® Growth Index	29.09%	5.30%	3.78%
Lipper® Variable Insurance Products (VIP) Small Cap Growth Funds Average	27.81%	4.50%	2.52%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/00. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Stocks of smaller or newer companies, such as those held in this Portfolio, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

The Portfolio may invest in derivative instruments for hedging purposes or as alternatives to direct investments. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/10

Security Description	% of Net Assets
Hub Group, Inc. - Class A	2.0%
Sourcefire, Inc.	1.9%
Portfolio Recovery Associates, Inc.	1.9%
Illumina, Inc.	1.9%
TreeHouse Foods, Inc.	1.7%
Carrizo Oil & Gas, Inc.	1.7%
Monro Muffler Brake, Inc.	1.7%
CARBO Ceramics, Inc.	1.6%
IPC The Hospitalist Co.	1.6%
The Ultimate Software Group, Inc.	1.6%

Sector Allocation 12/31/10

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Small Cap Growth Stock Portfolio	55

Small Cap Growth Stock Portfolio

Schedule of Investments

December 31, 2010

	Common Stocks (93.6%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (16.4%)
*	American Public Education, Inc.	95,790	3,567
*	Bally Technologies, Inc.	123,650	5,217
*	Bravo Brio Restaurant Group, Inc.	113,200	2,170
*	Deckers Outdoor Corp.	40,000	3,190
*	Deer Consumer Products, Inc.	218,735	2,459
*	Dollar Tree, Inc.	100,507	5,636
*	Genesco, Inc.	20,500	768
*	Grand Canyon Education, Inc.	117,703	2,306
	Guess?, Inc.	89,300	4,226
*	Kirkland’s, Inc.	205,700	2,886
*	LKQ Corp.	292,865	6,654
	Monro Muffler Brake, Inc.	203,059	7,024
	P.F. Chang’s China Bistro, Inc.	133,942	6,491
	Strayer Education, Inc.	21,050	3,204
*	Ulta Salon, Cosmetics & Fragrance, Inc.	172,650	5,870
*	Vera Bradley, Inc.	98,400	3,247
*	Vitamin Shoppe, Inc.	116,362	3,914

	Total		68,829

	Consumer Staples (3.7%)
	Diamond Foods, Inc.	65,150	3,465
*	Primo Water Corp.	163,314	2,321
*	TreeHouse Foods, Inc.	142,600	7,285
*	United Natural Foods, Inc.	71,843	2,635

	Total		15,706

	Energy (7.2%)
*	Brigham Exploration Co.	231,843	6,315
	CARBO Ceramics, Inc.	66,446	6,880
*	Carrizo Oil & Gas, Inc.	207,351	7,152
	Lufkin Industries, Inc.	10,000	624
*	Superior Energy Services, Inc.	140,650	4,921
*	Swift Energy Co.	108,000	4,228

	Total		30,120

	Financials (6.9%)
	Boston Private Financial Holdings, Inc.	641,690	4,203
	Digital Realty Trust, Inc.	60,816	3,135
	Greenhill & Co., Inc.	27,658	2,259
*	MF Global Holdings, Ltd.	577,966	4,832
	MFA Financial, Inc.	460,942	3,761
*	Netspend Holdings, Inc.	215,097	2,758
*	Portfolio Recovery Associates, Inc.	105,231	7,913

	Total		28,861

	Common Stocks (93.6%)	Shares/ $ Par	Value $ (000’s)

	Health Care (14.5%)
*	Align Technology, Inc.	285,234	5,573
*	Allscripts Healthcare Solutions, Inc.	163,400	3,149
*	American Medical Systems Holdings, Inc.	179,802	3,391
*	Conceptus, Inc.	104,850	1,447
*	Dexcom, Inc.	473,392	6,462
*	Exact Sciences Corp.	303,000	1,812
*	Illumina, Inc.	123,450	7,819
*	IPC The Hospitalist Co.	173,350	6,762
*	MAP Pharmaceuticals, Inc.	107,750	1,804
	Masimo Corp.	123,851	3,600
*	Natus Medical, Inc.	148,200	2,102
*	Nektar Therapeutics	187,150	2,405
*	NxStage Medical, Inc.	117,962	2,935
*	Obagi Medical Products, Inc.	281,885	3,256
*	Thoratec Corp.	155,377	4,400
*	Volcano Corp.	136,650	3,732

	Total		60,649

	Industrials (14.6%)
	Actuant Corp. - Class A	154,900	4,123
*	Generac Holdings, Inc.	208,100	3,365
*	GrafTech International, Ltd.	251,404	4,988
*	Higher One Holdings, Inc.	164,900	3,336
*	Hub Group, Inc. - Class A	241,190	8,475
*	The Keyw Holding Corp.	203,450	2,984
	Knight Transportation, Inc.	183,038	3,478
*	Oshkosh Corp.	120,650	4,252
*	Polypore International, Inc.	110,700	4,509
	Resources Connection, Inc.	74,500	1,385
	Snap-on, Inc.	102,000	5,771
	Tennant Co.	76,150	2,925
*	Titan Machinery, Inc.	122,850	2,371
*	TransDigm Group, Inc.	87,100	6,272
*	WESCO International, Inc.	57,780	3,051

	Total		61,285

	Information Technology (26.3%)
*	Advanced Energy Industries, Inc.	329,217	4,490
*	Atheros Communications, Inc.	121,800	4,375
*	Calix, Inc.	271,250	4,584
*	Cardtronics, Inc.	219,450	3,884
*	Concur Technologies, Inc.	70,850	3,679
*	DG Fastchannel, Inc.	192,529	5,560
*	Dice Holdings, Inc.	343,950	4,936
*	Diodes, Inc.	215,900	5,827

	Common Stocks (93.6%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
*	Equinix, Inc.	62,380	5,069
*	Microsemi Corp.	199,765	4,575
*	MKS Instruments, Inc.	221,355	5,421
	Pegasystems, Inc.	101,550	3,720
*	RightNow Technologies, Inc.	179,550	4,250
*	Riverbed Technology, Inc.	89,400	3,144
*	Rubicon Technology, Inc.	116,403	2,454
*	SemiLEDs Corp.	11,400	331
*	Sourcefire, Inc.	306,437	7,946
*	SPS Commerce, Inc.	191,500	3,026
*	SuccessFactors, Inc.	97,853	2,834
*	Synchronoss Technologies, Inc.	208,032	5,556
*	Taleo Corp. - Class A	96,223	2,661
*	The Ultimate Software Group, Inc.	137,800	6,701
*	VanceInfo Technologies, Inc., ADR	125,655	4,340
*	VeriFone Systems, Inc.	123,200	4,751
*	VistaPrint NV	133,326	6,133

	Total		110,247

	Materials (0.8%)
	Kronos Worldwide, Inc.	74,450	3,163

	Total		3,163

	Other Holdings (2.3%)
	iShares Nasdaq Biotechnology Index Fund	42,170	3,940
	SPDR Metals & Mining ETF	80,939	5,567

	Total		9,507

	Telecommunication Services (0.9%)
	AboveNet, Inc.	67,050	3,920

	Total		3,920

	Total Common Stocks
	(Cost: $293,516)		392,287

	Short-Term Investments (6.1%)

	Commercial Banks US (1.6%)
	Wells Fargo & Co., 0.05%, 1/3/11	6,800,000	6,800

	Total		6,800

	Federal Government & Agencies (0.3%)
(b)	Federal Home Loan Bank, 0.16%, 3/11/11	1,000,000	1,000

	Total		1,000

The Accompanying Notes are an Integral Part of the Financial Statements.

56	Small Cap Growth Stock Portfolio

Small Cap Growth Stock Portfolio

Short-Term Investments (6.1%)	Shares/ $ Par	Value $ (000’s)

Finance Services (1.8%)
Govco LLC, 0.26%, 1/25/11	7,400,000	7,399

Total		7,399

Personal Credit Institutions (1.4%)
Old Line Funding LLC, 0.23%, 1/18/11	6,000,000	5,999

Total		5,999

Short-Term Investments (6.1%)	Shares/ $ Par	Value $ (000’s)

Short Term Business Credit (1.0%)
Atlantic Asset Securitization LLC, 0.24%, 1/5/11	4,300,000	4,300

Total		4,300

Total Short-Term Investments
(Cost: $25,498)		25,498

Total Investments (99.7%)
(Cost: $319,014)(a)		417,785

Other Assets, Less
Liabilities (0.3%)		1,180

Net Assets (100.0%)		418,965

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2010 the aggregate cost of securities for federal tax purposes (in thousands) was $326,116 and the net unrealized appreciation of investments based on that cost was $91,669 which is comprised of $101,611 aggregate gross unrealized appreciation and $9,942 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
Russell 2000 Mini Index Futures (Long) (Total Notional Value at December 31, 2010, $1,926)	25	3/11	$30

(j)	Swap agreements outstanding on December 31, 2010.

Total Return Swaps

Reference Entity	Counterparty	Payment Made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
Russell 2000 Growth Biotechnology Industry Index	JPMorgan Chase Bank, N.A.	3-Month USD LIBOR - 20 Basis Points (Bps)	Russell 2000 Growth Biotechnology Industry Index Total Return	12/11	9,542	$1,064

						$1,064

(k)	Cash in the amount of $1,270 (in thousands) has been pledged as collateral for swap contracts outstanding on December 31, 2010.

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Growth Stock Portfolio	57

Small Cap Growth Stock Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2010. See Note 2C for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$392,287	$-	$-
Short-Term Investments	-	25,498	-
Other Financial Instruments^
Futures	30	-	-
Total Return Swaps	-	1,064	-
Total	$392,317	$26,562	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

58	Small Cap Growth Stock Portfolio

Index 600 Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Investment results that approximate the performance of the S&P SmallCap 600® Index.	Invest in the stocks included in the S&P SmallCap 600® Index in approximately the same proportion as each stock’s weighting in the Index.	$46 million

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Index 600 Stock Portfolio (the “Portfolio”). The S&P SmallCap 600® Index (the “Index”) is comprised of 600 selected common stocks of U.S.-based companies with small market capitalizations. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in the stocks that make up the S&P SmallCap 600® Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in exchange traded funds, futures, options contracts and swap agreements to help achieve full replication.

Market Overview

Overall, stocks enjoyed solid performance in 2010, when corporate earnings improved, economic growth stabilized, and the Federal Reserve demonstrated its commitment to pursue aggressive policies to support the economy and financial markets. In terms of the broad U.S. stock market, mid-cap shares performed best, followed by those of small- and large-sized companies, though all managed double-digit gains. For the year, returns for the S&P 500®, MidCap 400® and SmallCap 600® Indices were 15.06%, 26.64% and 26.31%, respectively.

Within the S&P SmallCap 600® Index, Energy stocks performed best, buoyed by rising energy prices. Economically sensitive Consumer Discretionary stocks also did very well, followed by the Industrials and Information Technology sectors.

At the other end of the spectrum, stocks of companies in more traditionally defensive-oriented segments of the economy generally underperformed in 2010. For example, Health Care, Financials, and Utilities stocks all had positive results but lagged the Index. In addition, the tiny Telecommunication Services sector reflects the performance of only a handful of companies and produced only fractional gains. However, the notable exception was Consumer Staples, which was among the better performing sectors in the Index.

Portfolio Results

Consistent with the performance of small-cap stocks overall in 2010, the Portfolio posted strong positive results for the twelve months ended December 31, 2010, enjoying a total return of 25.90%. By comparison, the Index returned 26.31%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) Portfolio performance slightly lagged the Index due to transaction costs, administrative expenses, cash flow effects and the costs associated with the use of exchange traded funds and other derivative instruments used to achieve full replication. The average return for the Portfolio’s peer group, Small-Cap Core Funds, was 26.26%, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency. However, the Small-Cap Core Funds peer group is not strictly comparable to the Portfolio because many of the funds in the group are actively managed.

As the Portfolio seeks to track the performance and weightings of stocks in the Index, the managers make adjustments to the Portfolio’s holdings as the Index changes. Standard & Poor’s modifies the composition of the Index as companies go public or private, merge, divest or have major changes in market capitalization. Additionally, Standard & Poor’s adjusts the Index to better reflect the companies that are most representative of the composition of the U.S. economy. In 2010 there were 50 stocks added to the Index, and a like number of companies were eliminated. The managers try to make these adjustments in a way that minimizes the cost and market impact of trading, and during the period, the Portfolio used total return swap agreements to help achieve full replication.

Portfolio Manager Outlook

We expect the global economic recovery to continue in 2011, believing that corporations and many consumers are making gradual improvement. But we should remind investors that stocks can be rich or cheap irrespective of the direction of the economy. And after two straight years of outsized gains, our return expectations for stocks are somewhat more modest.

Index 600 Stock Portfolio	59

Index 600 Stock Portfolio

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2010
	1 Year	Since Inception*
Index 600 Stock Portfolio	25.90%	0.51%
S&P SmallCap 600® Index	26.31%	0.89%
Lipper® Variable Insurance Products (VIP) Small Cap Core Funds Average	26.26%	-
*	Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

“Standard & Poor’s®”, “S&P®”, “S&P SmallCap 600” and “Standard & Poor’s SmallCap 600” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Northwestern Mutual Life Insurance Company. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio.

Stocks of smaller or newer companies, such as those held in this Portfolio, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

The Portfolio may invest in derivative instruments such as exchange-traded funds, futures and option contracts and swap agreements to help achieve full replication. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/10

Security Description	% of Net Assets
iShares S&P SmallCap 600 Index Fund	2.7%
Oil States International, Inc.	0.6%
Cypress Semiconductor Corp.	0.6%
Varian Semiconductor Equipment Associates, Inc.	0.5%
Salix Pharmaceuticals, Ltd.	0.5%
The Cooper Cos., Inc.	0.5%
World Fuel Services Corp.	0.4%
BioMed Realty Trust, Inc.	0.4%
Regeneron Pharmaceuticals, Inc.	0.4%
National Retail Properties, Inc.	0.4%

Sector Allocation 12/31/10

Sector Allocation is based on equities.

Sector Allocation and Top 10 Holdings are subject to change.

60	Index 600 Stock Portfolio

Index 600 Stock Portfolio

Schedule of Investments

December 31, 2010

	Common Stocks (88.0%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (12.6%)
*	American Public Education, Inc.	1,461	54
	Arbitron, Inc.	2,191	91
*	Arctic Cat, Inc.	993	15
*	Audiovox Corp. - Class A	1,511	13
	Big 5 Sporting Goods Corp.	1,775	27
*	Biglari Holdings, Inc.	117	48
*	BJ’s Restaurants, Inc.	1,838	65
*	Blue Nile, Inc.	1,170	67
	Blyth, Inc.	442	15
	Brown Shoe Co., Inc.	3,568	50
	Brunswick Corp.	7,211	135
	The Buckle, Inc.	2,123	80
*	Buffalo Wild Wings, Inc.	1,479	65
*	Cabela’s, Inc.	3,258	71
*	California Pizza Kitchen, Inc.	1,999	35
	Callaway Golf Co.	5,238	42
*	Capella Education Co.	1,345	90
*	Carter’s, Inc.	4,677	138
	The Cato Corp. - Class A	2,398	66
*	CEC Entertainment, Inc.	1,670	65
*	The Children’s Place Retail Stores, Inc.	2,113	105
	Christopher & Banks Corp.	2,915	18
*	Coinstar, Inc.	2,576	145
*	Coldwater Creek, Inc.	4,885	16
*	Corinthian Colleges, Inc.	6,863	36
	Cracker Barrel Old Country Store, Inc.	1,898	104
*	Crocs, Inc.	7,096	121
*	DineEquity, Inc.	1,261	62
	Drew Industries, Inc.	1,555	35
*	The E.W. Scripps Co. - Class A	2,497	25
	Ethan Allen Interiors, Inc.	2,337	47
	The Finish Line, Inc. - Class A	4,336	75
	Fred’s, Inc. - Class A	3,189	44
*	Genesco, Inc.	1,956	73
	Group 1 Automotive, Inc.	1,930	81
	Haverty Furniture Cos., Inc.	1,510	20
*	Helen of Troy, Ltd.	2,492	74
*	Hibbett Sports, Inc.	2,273	84
	Hillenbrand, Inc.	5,066	105
	Hot Topic, Inc.	3,626	23
*	HSN, Inc.	3,147	96
*	Iconix Brand Group, Inc.	5,899	114
*	Interval Leisure Group, Inc.	3,296	53
*	Jack in the Box, Inc.	4,303	91
*	JAKKS Pacific, Inc.	2,246	41
*	Jo-Ann Stores, Inc.	2,142	129
*	Jos. A. Bank Clothiers, Inc.	2,247	91
*	Kid Brands, Inc.	1,752	15
*	Kirkland’s, Inc.	1,278	18

	Common Stocks (88.0%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary continued
*	K-Swiss, Inc. - Class A	2,208	28
*	La-Z-Boy, Inc.	4,218	38
	Lithia Motors, Inc. - Class A	1,766	25
*	Live Nation, Inc.	12,140	139
*	Liz Claiborne, Inc.	7,684	55
*	Lumber Liquidators Holdings, Inc.	1,896	47
*	M/I Homes, Inc.	1,507	23
*	Maidenform Brands, Inc.	1,900	45
	The Marcus Corp.	1,759	23
*	MarineMax, Inc.	1,801	17
	The Men’s Wearhouse, Inc.	4,285	107
*	Meritage Homes Corp.	2,613	58
*	Midas, Inc.	1,155	9
*	Monarch Casino & Resort, Inc.	919	12
	Monro Muffler Brake, Inc.	2,457	85
*	Movado Group, Inc.	1,407	23
*	Multimedia Games, Inc.	2,246	13
	NutriSystem, Inc.	2,173	46
*	O’Charley’s, Inc.	1,541	11
*	OfficeMax, Inc.	6,915	122
	Oxford Industries, Inc.	1,131	29
	P.F. Chang’s China Bistro, Inc.	1,868	91
*	Papa John’s International, Inc.	1,635	45
*	Peet’s Coffee & Tea, Inc.	1,041	43
	The Pep Boys - Manny, Moe & Jack	4,272	57
*	Perry Ellis International, Inc.	815	22
	PetMed Express, Inc.	1,853	33
*	Pinnacle Entertainment, Inc.	4,995	70
	Pool Corp.	4,043	91
*	Pre-Paid Legal Services, Inc.	794	48
*	Quiksilver, Inc.	10,534	53
*	RC2 Corp.	1,761	38
*	Red Robin Gourmet Burgers, Inc.	1,268	27
*	Ruby Tuesday, Inc.	5,275	69
*	Ruth’s Hospitality Group, Inc.	2,516	12
*	Shuffle Master, Inc.	4,362	50
*	Skechers U.S.A., Inc. - Class A	2,750	55
	Skyline Corp.	560	15
	Sonic Automotive, Inc. - Class A	2,874	38
*	Sonic Corp.	5,013	51
	Spartan Motors, Inc.	2,651	16
	Stage Stores, Inc.	2,977	52
	Stamps.com, Inc.	968	13

	Common Stocks (88.0%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary continued
	Standard Motor Products, Inc.	1,585	22
*	Standard Pacific Corp.	8,080	37
	Stein Mart, Inc.	2,192	20
*	Steven Madden, Ltd.	1,873	78
	Sturm, Ruger & Co., Inc.	1,531	23
	Superior Industries International, Inc.	1,891	40
*	Texas Roadhouse, Inc.	4,728	81
*	True Religion Apparel, Inc.	2,071	46
*	Tuesday Morning Corp.	2,975	16
*	Universal Electronics, Inc.	1,207	34
	Universal Technical Institute, Inc.	1,699	37
	Volcom, Inc.	1,390	26
*	Winnebago Industries, Inc.	2,368	36
	Wolverine World Wide, Inc.	3,972	127
*	Zale Corp.	1,880	8
*	Zumiez, Inc.	1,692	45

	Total		5,793

	Consumer Staples (2.9%)
*	Alliance One International, Inc.	7,083	30
	The Andersons, Inc.	1,497	54
*	The Boston Beer Co., Inc. - Class A	740	70
	Calavo Growers, Inc.	978	23
	Cal-Maine Foods, Inc.	1,086	34
	Casey’s General Stores, Inc.	3,078	131
*	Central Garden & Pet Co. - Class A	4,465	44
*	Darling International, Inc.	6,707	89
	Diamond Foods, Inc.	1,787	95
*	The Hain Celestial Group, Inc.	3,485	94
	J & J Snack Foods Corp.	1,159	56
*	Medifast, Inc.	1,091	32
	Nash Finch Co.	990	42
	Sanderson Farms, Inc.	1,572	62
*	Seneca Foods Corp. - Class A	745	20
	Snyders-Lance, Inc.	3,759	88
	Spartan Stores, Inc.	1,840	31
*	TreeHouse Foods, Inc.	2,879	147
*	United Natural Foods, Inc.	3,918	144
	WD-40 Co.	1,361	55

	Total		1,341

	Energy (4.6%)
*	Basic Energy Services, Inc.	1,879	31
*	Bristow Group, Inc.	2,946	139
	CARBO Ceramics, Inc.	1,541	160
*	Contango Oil & Gas Co.	1,045	61
	Gulf Island Fabrication, Inc.	1,165	33
*	Gulfport Energy Corp.	2,249	49

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio	61

Index 600 Stock Portfolio

	Common Stocks (88.0%)	Shares/ $ Par	Value $ (000’s)

	Energy continued
	Holly Corp.	3,592	146
*	Hornbeck Offshore Services, Inc.	1,893	39
*	ION Geophysical Corp.	12,398	105
	Lufkin Industries, Inc.	2,445	153
*	Matrix Service Co.	2,147	26
*	Oil States International, Inc.	4,111	263
	Penn Virginia Corp.	3,704	62
*	Petroleum Development Corp.	1,904	80
*	PetroQuest Energy, Inc.	4,522	34
*	Pioneer Drilling Co.	4,406	39
	SEACOR Holdings, Inc.	1,728	175
*	Seahawk Drilling, Inc.	973	9
*	Stone Energy Corp.	3,947	88
*	Swift Energy Co.	3,386	133
*	TETRA Technologies, Inc.	6,196	74
	World Fuel Services Corp.	5,620	203

	Total		2,102

	Financials (16.2%)
	Acadia Realty Trust	3,274	60
*	AMERISAFE, Inc.	1,499	26
	Bank Mutual Corp.	3,721	18
	Bank of the Ozarks, Inc.	1,064	46
	BioMed Realty Trust, Inc.	10,642	199
	Boston Private Financial Holdings, Inc.	6,220	41
	Brookline Bancorp, Inc.	4,804	52
	Cash America International, Inc.	2,405	89
	Cedar Shopping Centers, Inc.	3,824	24
	City Holding Co.	1,260	46
	Colonial Properties Trust	6,831	123
	Columbia Banking System, Inc.	3,199	67
	Community Bank System, Inc.	2,698	75
	Delphi Financial Group, Inc. - Class A	4,418	127
	DiamondRock Hospitality Co.	12,572	151
	Dime Community Bancshares	2,250	33
	EastGroup Properties, Inc.	2,194	93
*	eHealth, Inc.	1,805	26
	Employers Holdings, Inc.	3,240	57
	Entertainment Properties Trust	3,785	175
	Extra Space Storage, Inc.	7,120	124
*	EZCORP, Inc. - Class A	4,051	110
*	First BanCorp	25,990	12
*	First Cash Financial Services, Inc.	2,465	76
	First Commonwealth Financial Corp.	7,673	54
	First Financial Bancorp.	4,722	87
	First Financial Bankshares, Inc.	1,696	87

	Common Stocks (88.0%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	First Midwest Bancorp, Inc.	6,023	69
*	Forestar Group, Inc.	2,882	56
	Franklin Street Properties Corp.	5,649	81
	Glacier Bancorp, Inc.	5,849	88
	Hancock Holding Co.	2,400	84
*	Hanmi Financial Corp.	12,297	14
	Healthcare Realty Trust, Inc.	5,240	111
	Home Bancshares, Inc.	1,781	39
	Home Properties, Inc.	3,061	170
	Horace Mann Educators Corp.	3,212	58
	Independent Bank Corp./Rockland Trust Co.	1,725	47
	Infinity Property & Casualty Corp.	1,018	63
	Inland Real Estate Corp.	6,162	54
	Interactive Brokers Group, Inc. - Class A	3,434	61
*	Investment Technology Group, Inc.	3,405	56
	Kilroy Realty Corp.	4,258	155
	Kite Realty Group Trust	5,152	28
*	LaBranche & Co., Inc.	2,874	10
	LaSalle Hotel Properties	5,942	157
	Lexington Realty Trust	9,418	75
	LTC Properties, Inc.	2,133	60
	Medical Properties Trust, Inc.	9,050	98
	Mid-America Apartment Communities, Inc.	2,780	177
*	Nara Bancorp, Inc.	3,088	30
*	National Financial Partners Corp.	3,552	48
	National Penn Bancshares, Inc.	10,256	82
	National Retail Properties, Inc.	6,790	180
*	The Navigators Group, Inc.	1,013	51
	NBT Bancorp, Inc.	2,804	68
	Old National Bancorp	7,090	84
	optionsXpress Holdings, Inc.	3,457	54
	Parkway Properties, Inc.	1,783	31
	Pennsylvania Real Estate Investment Trust	4,504	65
*	Pinnacle Financial Partners, Inc.	2,738	37
*	Piper Jaffray Cos., Inc.	1,300	46
*	Portfolio Recovery Associates, Inc.	1,388	104
	Post Properties, Inc.	3,967	144
	Presidential Life Corp.	1,732	17
	PrivateBancorp, Inc.	4,761	68
*	ProAssurance Corp.	2,499	151
	Provident Financial Services, Inc.	4,221	64
	PS Business Parks, Inc.	1,522	85
	RLI Corp.	1,346	71

	Common Stocks (88.0%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	S&T Bancorp, Inc.	2,016	46
	Safety Insurance Group, Inc.	1,223	58
	Saul Centers, Inc.	932	44
	Selective Insurance Group, Inc.	4,352	79
*	Signature Bank	3,302	165
	Simmons First National Corp. - Class A	1,401	40
	Sovran Self Storage, Inc.	2,249	83
	Sterling Bancorp	2,183	23
	Sterling Bancshares, Inc.	8,292	58
	Stewart Information Services Corp.	1,494	17
*	Stifel Financial Corp.	2,862	178
	Susquehanna Bancshares, Inc.	10,556	102
	SWS Group, Inc.	2,380	12
	Tanger Factory Outlet Centers, Inc.	3,293	169
*	Texas Capital Bancshares, Inc.	2,989	64
	Tompkins Financial Corp.	673	26
	Tower Group, Inc.	3,377	86
*	TradeStation Group, Inc.	3,252	22
	TrustCo Bank Corp. NY	6,273	40
	UMB Financial Corp.	2,432	101
	Umpqua Holdings Corp.	9,315	113
	United Bankshares, Inc.	3,121	91
*	United Community Banks, Inc.	7,686	15
	United Fire & Casualty Co.	1,728	39
	Universal Health Realty Income Trust	1,016	37
	Urstadt Biddle Properties, Inc. - Class A	1,880	37
	Whitney Holding Corp.	7,860	111
	Wilmington Trust Corp.	7,441	32
	Wilshire Bancorp, Inc.	1,583	12
	Wintrust Financial Corp.	2,795	92
*	World Acceptance Corp.	1,273	67

	Total		7,428

	Health Care (10.8%)
*	Abaxis, Inc.	1,818	49
*	Affymetrix, Inc.	5,745	29
*	Air Methods Corp.	908	51
*	Align Technology, Inc.	5,524	108
*	Almost Family, Inc.	669	26
*	Amedisys, Inc.	2,361	79
*	American Medical Systems Holdings, Inc.	6,219	117
*	AMERIGROUP Corp.	4,032	177
*	AMN Healthcare Services, Inc.	3,180	20
*	AmSurg Corp.	2,516	53
	Analogic Corp.	1,042	52
*	ArQule, Inc.	3,034	18
*	Bio-Reference Laboratories, Inc.	1,992	44

The Accompanying Notes are an Integral Part of the Financial Statements.

62	Index 600 Stock Portfolio

Index 600 Stock Portfolio

	Common Stocks (88.0%)	Shares/ $ Par	Value $ (000’s)

	Health Care continued
*	Cambrex Corp.	2,393	12
	Cantel Medical Corp.	1,040	24
*	Catalyst Health Solutions, Inc.	3,178	148
*	Centene Corp.	4,007	102
	Chemed Corp.	1,854	118
	Computer Programs and Systems, Inc.	892	42
*	CONMED Corp.	2,287	60
	The Cooper Cos., Inc.	3,714	209
*	CorVel Corp.	533	26
*	Cross Country Healthcare, Inc.	2,530	21
*	CryoLife, Inc.	2,288	12
*	Cubist Pharmaceuticals, Inc.	4,823	103
*	Cyberonics, Inc.	1,960	61
*	Dionex Corp.	1,417	167
*	Emergent Biosolutions, Inc.	1,751	41
	Ensign Group, Inc.	1,065	27
*	Enzo Biochem, Inc.	2,787	15
*	eResearchTechnology, Inc.	3,511	26
*	Genoptix, Inc.	1,432	27
*	Gentiva Health Services, Inc.	2,430	65
*	Greatbatch, Inc.	1,893	46
*	Haemonetics Corp.	2,013	127
*	Hanger Orthopedic Group, Inc.	2,642	56
*	Healthspring, Inc.	4,655	124
*	Healthways, Inc.	2,791	31
*	Hi-Tech Pharmacal Co., Inc.	829	21
*	HMS Holdings Corp.	2,242	145
*	ICU Medical, Inc.	962	35
*	Integra LifeSciences Holdings	1,655	78
	Invacare Corp.	2,635	79
*	IPC The Hospitalist Co.	1,323	52
*	Kendle International, Inc.	1,214	13
*	Kensey Nash Corp.	691	19
	Landauer, Inc.	765	46
*	LCA-Vision, Inc.	1,521	9
*	LHC Group, Inc.	1,276	38
*	Magellan Health Services, Inc.	2,728	129
*	Martek Biosciences Corp.	2,723	85
*	MedCath Corp.	1,665	23
	Meridian Bioscience, Inc.	3,308	77
*	Merit Medical Systems, Inc.	2,303	36
*	Molina Healthcare, Inc.	1,377	38
*	MWI Veterinary Supply, Inc.	1,013	64
*	Natus Medical, Inc.	2,351	33
*	Neogen Corp.	1,846	76
*	Omnicell, Inc.	2,682	39
*	Palomar Medical Technologies, Inc.	1,511	21
*	Par Pharmaceutical Cos., Inc.	2,895	111

	Common Stocks (88.0%)	Shares/ $ Par	Value $ (000’s)

	Health Care continued
*	PAREXEL International Corp.	4,730	100
*	PharMerica Corp.	2,381	27
*	PSS World Medical, Inc.	4,494	102
	Quality Systems, Inc.	1,554	109
*	Regeneron Pharmaceuticals, Inc.	5,910	194
*	RehabCare Group, Inc.	2,028	48
*	Salix Pharmaceuticals, Ltd.	4,712	221
*	Savient Pharmaceuticals, Inc.	5,714	64
*	SurModics, Inc.	1,416	17
*	Symmetry Medical, Inc.	2,923	27
*	ViroPharma, Inc.	6,342	110
	West Pharmaceutical Services, Inc.	2,708	112
*	Zoll Medical Corp.	1,749	65

	Total		4,976

	Industrials (13.8%)
	A.O. Smith Corp.	2,720	104
	AAON, Inc.	968	27
*	AAR Corp.	3,194	88
	ABM Industries, Inc.	3,822	100
	Actuant Corp. - Class A	5,544	148
	Administaff, Inc.	1,818	53
*	Aerovironment, Inc.	1,222	33
	Albany International Corp. - Class A	2,255	53
	Allegiant Travel Co.	1,221	60
	American Science and Engineering, Inc.	731	62
	Apogee Enterprises, Inc.	2,286	31
	Applied Industrial Technologies, Inc.	3,071	100
	Applied Signal Technology, Inc.	1,090	41
	Arkansas Best Corp.	2,059	56
*	Astec Industries, Inc.	1,619	52
	AZZ, Inc.	1,015	41
	Badger Meter, Inc.	1,223	54
	Barnes Group, Inc.	3,693	76
	Belden, Inc.	3,818	141
	Brady Corp. - Class A	4,276	139
	Briggs & Stratton Corp.	4,094	81
	Cascade Corp.	749	35
	CDI Corp.	1,053	20
*	Ceradyne, Inc.	2,025	64
	CIRCOR International, Inc.	1,391	59
	CLARCOR, Inc.	4,098	176
	Comfort Systems USA, Inc.	3,080	41
*	Consolidated Graphics, Inc.	828	40
	Cubic Corp.	1,283	60
	Curtiss-Wright Corp.	3,750	124
*	Dolan Co.	2,482	35
*	Dycom Industries, Inc.	2,857	42
*	EMCOR Group, Inc.	5,405	157
	Encore Wire Corp.	1,548	39
*	EnPro Industries, Inc.	1,675	70
	ESCO Technologies, Inc.	2,158	82

	Common Stocks (88.0%)	Shares/ $ Par	Value $ (000’s)

	Industrials continued
*	Esterline Technologies Corp.	2,446	168
*	Exponent, Inc.	1,128	42
	Federal Signal Corp.	5,060	35
	Forward Air Corp.	2,360	67
	G & K Services, Inc. - Class A	1,520	47
*	GenCorp, Inc.	4,799	25
*	The GEO Group, Inc.	5,242	129
*	Gibraltar Industries, Inc.	2,464	33
*	Griffon Corp.	3,789	48
	Healthcare Services Group, Inc.	5,360	87
	Heartland Express, Inc.	4,131	66
	Heidrick & Struggles International, Inc.	1,426	41
*	Hub Group, Inc. - Class A	3,035	107
*	II-VI, Inc.	2,065	96
*	Insituform Technologies, Inc. - Class A	3,190	85
	Interface, Inc. - Class A	5,228	82
	John Bean Technologies Corp.	2,297	46
	Kaman Corp.	2,114	61
	Kaydon Corp.	2,721	111
*	Kelly Services, Inc. - Class A	2,298	43
	Knight Transportation, Inc.	5,035	96
	Lawson Products, Inc.	326	8
	Lindsay Corp.	1,019	61
*	Lydall, Inc.	1,389	11
*	Mobile Mini, Inc.	2,963	58
*	Moog, Inc. - Class A	3,693	147
	Mueller Industries, Inc.	3,077	101
	National Presto Industries, Inc.	424	55
*	NCI Building Systems, Inc.	1,369	19
*	Old Dominion Freight Line, Inc.	3,411	109
*	On Assignment, Inc.	2,974	24
*	Orbital Sciences Corp.	4,717	81
*	Orion Marine Group, Inc.	2,188	25
*	Powell Industries, Inc.	721	24
	Quanex Building Products Corp.	3,059	58
	Robbins & Myers, Inc.	2,681	96
*	School Specialty, Inc.	1,305	18
*	SFN Group, Inc.	4,303	42
	Simpson Manufacturing Co., Inc.	3,216	99
	SkyWest, Inc.	4,477	70
	The Standard Register Co.	955	3
	Standex International Corp.	1,023	31
*	Sykes Enterprises, Inc.	3,315	67
*	Teledyne Technologies, Inc.	2,952	130
*	Tetra Tech, Inc.	5,023	126
	The Toro Co.	2,547	157
	Tredegar Corp.	1,865	36
	Triumph Group, Inc.	1,338	120
*	TrueBlue, Inc.	3,583	64

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio	63

Index 600 Stock Portfolio

	Common Stocks (88.0%)	Shares/ $ Par	Value $ (000’s)

	Industrials continued
	UniFirst Corp.	1,193	66
*	United Stationers, Inc.	1,883	120
	Universal Forest Products, Inc.	1,569	61
	Viad Corp.	1,642	42
	Vicor Corp.	1,595	26
*	Volt Information Sciences, Inc.	966	8
	Watts Water Technologies, Inc. - Class A	2,379	87

	Total		6,349

	Information Technology (16.8%)
*	Advanced Energy Industries, Inc.	3,136	43
*	Agilysys, Inc.	1,593	9
	Anixter International, Inc.	2,291	137
*	Arris Group, Inc.	10,048	113
*	ATMI, Inc.	2,553	51
*	Avid Technology, Inc.	2,357	41
	Bel Fuse, Inc. - Class B	952	23
*	Benchmark Electronics, Inc.	4,955	90
	Black Box Corp.	1,439	55
	Blackbaud, Inc.	3,570	92
*	Blue Coat Systems, Inc.	3,513	105
*	Bottomline Technologies, Inc.	2,627	57
*	Brightpoint, Inc.	5,485	48
*	Brooks Automation, Inc.	5,310	48
*	Cabot Microelectronics Corp.	1,866	77
*	CACI International, Inc. - Class A	2,466	132
*	CEVA, Inc.	1,790	37
*	Checkpoint Systems, Inc.	3,225	66
*	CIBER, Inc.	5,676	27
	Cognex Corp.	3,256	96
	Cohu, Inc.	1,941	32
*	CommVault Systems, Inc.	3,502	100
*	Compellent Technologies, Inc.	1,892	52
*	comScore, Inc.	2,070	46
	Comtech Telecommunications Corp.	2,249	62
*	CSG Systems International, Inc.	2,772	53
	CTS Corp.	2,780	31
*	Cymer, Inc.	2,407	108
*	Cypress Semiconductor Corp.	13,489	251
	Daktronics, Inc.	2,866	46
*	DealerTrack Holdings, Inc.	3,302	66
*	DG Fastchannel, Inc.	1,975	57
*	Digi International, Inc.	2,042	23
*	Diodes, Inc.	2,923	79
*	DSP Group, Inc.	1,900	15
*	DTS, Inc.	1,394	68
*	Ebix, Inc.	2,829	67
*	Electro Scientific Industries, Inc.	1,941	31

	Common Stocks (88.0%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
*	EMS Technologies, Inc.	1,245	25
*	Epicor Software Corp.	3,762	38
	EPIQ Systems, Inc.	2,639	36
*	Exar Corp.	3,601	25
*	FARO Technologies, Inc.	1,314	43
*	FEI Co.	3,109	82
	Forrester Research, Inc.	1,186	42
*	Gerber Scientific, Inc.	2,044	16
*	Harmonic, Inc.	7,921	68
	Heartland Payment Systems, Inc.	3,109	48
*	Hittite Microwave Corp.	2,005	122
*	Hutchinson Technology, Inc.	1,815	7
	iGATE Corp.	2,363	47
*	InfoSpace, Inc.	2,939	24
*	Insight Enterprises, Inc.	3,764	50
*	Integral Systems, Inc.	1,429	14
*	Interactive Intelligence, Inc.	1,087	28
*	Intermec, Inc.	3,912	50
*	Intevac, Inc.	1,825	26
*	j2 Global Communications, Inc.	3,709	107
*	JDA Software Group, Inc.	3,559	100
*	The Knot, Inc.	2,488	25
*	Kopin Corp.	5,276	22
*	Kulicke and Soffa Industries, Inc.	5,728	41
*	Liquidity Services, Inc.	1,397	20
	Littelfuse, Inc.	1,808	85
*	LogMeIn, Inc.	1,329	59
*	LoJack Corp.	1,488	10
*	Manhattan Associates, Inc.	1,782	54
	MAXIMUS, Inc.	1,400	92
*	Mercury Computer Systems, Inc.	1,981	36
	Methode Electronics, Inc.	2,993	39
	Micrel, Inc.	4,041	52
*	Microsemi Corp.	6,794	156
*	MicroStrategy, Inc. - Class A	683	58
*	MKS Instruments, Inc.	4,094	100
*	Monolithic Power Systems	2,915	48
	MTS Systems Corp.	1,245	47
*	NCI, Inc. - Class A	639	15
*	NETGEAR, Inc.	2,915	98
*	NetScout Systems, Inc.	2,843	65
*	Network Equipment Technologies, Inc.	2,445	11
*	Newport Corp.	2,989	52
*	Novatel Wireless, Inc.	2,573	25
*	Oplink Communications, Inc.	1,591	29
*	OSI Systems, Inc.	1,518	55
	Park Electrochemical Corp.	1,678	50
*	PC-Tel, Inc.	1,464	9
*	Perficient, Inc.	2,417	30
*	Pericom Semiconductor Corp.	2,025	22
*	Plexus Corp.	3,292	102

	Common Stocks (88.0%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
	Power Integrations, Inc.	2,273	91
*	Progress Software Corp.	3,521	149
	Pulse Electronics Corp.	3,375	18
*	Radiant Systems, Inc.	2,696	53
*	RadiSys Corp.	1,976	18
*	RightNow Technologies, Inc.	1,920	45
*	Rofin-Sinar Technologies, Inc.	2,310	82
*	Rogers Corp.	1,287	49
*	Rudolph Technologies, Inc.	2,554	21
*	ScanSource, Inc.	2,174	69
*	Sigma Designs, Inc.	2,246	32
*	Smith Micro Software, Inc.	2,453	39
*	Sonic Solutions	3,970	60
*	Sourcefire, Inc.	2,278	59
*	Standard Microsystems Corp.	1,842	53
*	StarTek, Inc.	903	5
*	Stratasys, Inc.	1,680	55
*	Super Micro Computer, Inc.	2,041	24
*	Supertex, Inc.	1,059	26
*	Symmetricom, Inc.	3,528	25
*	Synaptics, Inc.	2,774	82
*	Synchronoss Technologies, Inc.	1,950	52
*	SYNNEX Corp.	1,920	60
*	Take-Two Interactive Software, Inc.	6,911	85
*	Taleo Corp. - Class A	3,291	91
*	Tekelec	5,578	66
*	TeleTech Holdings, Inc.	2,356	49
*	Tessera Technologies, Inc.	4,104	91
*	THQ, Inc.	5,526	33
*	Tollgrade Communications, Inc.	853	8
*	TriQuint Semiconductor, Inc.	12,937	151
*	TTM Technologies, Inc.	3,517	52
*	Tyler Technologies, Inc.	2,046	42
*	Ultratech, Inc.	1,986	39
	United Online, Inc.	6,992	46
*	Varian Semiconductor Equipment Associates, Inc.	6,019	223
*	Veeco Instruments, Inc.	3,245	139
*	ViaSat, Inc.	3,339	148
*	Volterra Semiconductor Corp.	2,186	51
*	Websense, Inc.	3,397	69
*	Wright Express Corp.	3,114	143

	Total		7,732

	Materials (3.9%)
	A. Schulman, Inc.	2,561	59
*	A.M. Castle & Co.	1,363	25
	AMCOL International Corp.	2,050	64
	American Vanguard Corp.	1,742	15
	Arch Chemicals, Inc.	2,044	78
	Balchem Corp.	2,320	78

The Accompanying Notes are an Integral Part of the Financial Statements.

64	Index 600 Stock Portfolio

Index 600 Stock Portfolio

	Common Stocks (88.0%)	Shares/ $Par	Value $(000’s)

	Materials continued
*	Brush Engineered Materials, Inc.	1,643	63
	Buckeye Technologies, Inc.	3,212	67
*	Calgon Carbon Corp.	4,581	69
*	Century Aluminum Co.	4,601	71
*	Clearwater Paper Corp.	934	73
	Deltic Timber Corp.	874	49
	Eagle Materials, Inc.	3,593	101
	H.B. Fuller Co.	3,984	82
*	Headwaters, Inc.	4,920	23
	Kaiser Aluminum Corp.	1,203	60
*	KapStone Paper & Packaging Corp.	3,106	48
*	LSB Industries, Inc.	1,321	32
	Myers Industries, Inc.	2,872	28
	Neenah Paper, Inc.	1,200	24
	Olympic Steel, Inc.	744	21
*	OM Group, Inc.	2,510	97
*	Penford Corp.	924	6
*	PolyOne Corp.	7,608	95
	Quaker Chemical Corp.	925	39
*	RTI International Metals, Inc.	2,450	66
	Schweitzer-Mauduit International, Inc.	1,466	92
	Stepan Co.	629	48
*	STR Holdings, Inc.	3,363	67
	Texas Industries, Inc.	2,262	104
	Wausau Paper Corp.	3,987	34
	Zep, Inc.	1,769	35

	Total		1,813

	Other Holdings (2.7%)
	iShares S&P SmallCap 600 Index Fund	18,332	1,255

	Total		1,255

	Telecommunication Services (0.5%)
	Atlantic Tele-Network, Inc.	738	28
*	Cbeyond, Inc.	2,507	38
*	General Communication, Inc. -Class A	3,169	40
*	Neutral Tandem, Inc.	2,694	39
	NTELOS Holdings Corp.	2,409	46
	USA Mobility, Inc.	1,795	32

	Total		223

	Utilities (3.2%)
	ALLETE, Inc.	2,533	94
	American States Water Co.	1,514	52
	Avista Corp.	4,602	104
	Central Vermont Public Service Corp.	1,066	23
	CH Energy Group, Inc.	1,287	63
*	El Paso Electric Co.	3,466	96
	The Laclede Group, Inc.	1,813	66
	New Jersey Resources Corp.	3,355	145
	Northwest Natural Gas Co.	2,167	101
	NorthWestern Corp.	2,945	85

Common Stocks (88.0%)	Shares/ $Par	Value $(000’s)

Utilities continued
Piedmont Natural Gas Co., Inc.	5,865	164
South Jersey Industries, Inc.	2,430	128
Southwest Gas Corp.	3,705	136
UIL Holdings Corp.	4,102	123
Unisource Energy Corp.	2,963	106

Total		1,486

Total Common Stocks (Cost: $36,998)		40,498

Short-Term Investments (9.8%)

Commercial Banks Non-US (1.8%)
Barclays US Funding LLC, 0.23%, 1/4/11	800,000	800

Total		800

Commercial Banks US (1.1%)
Wells Fargo & Co., 0.05%, 1/3/11	500,000	500

Total		500

Finance Services (1.7%)
Govco LLC, 0.26%, 1/25/11	800,000	800

Total		800

Personal Credit Institutions (2.8%)
Old Line Funding LLC, 0.23%, 1/18/11	800,000	800
Straight-A Funding LLC, 0.20%, 1/5/11	500,000	500

Total		1,300

Short Term Business Credit (2.4%)
Atlantic Asset Securitization LLC, 0.24%, 1/5/11	700,000	700
Falcon Asset Securitization Co. LLC, 0.23%, 1/27/11	400,000	400

Total		1,100

Total Short-Term Investments
(Cost: $4,500)		4,500

Total Investments (97.8%)
(Cost: $41,498)(a)		44,998

Other Assets, Less
Liabilities (2.2%)		993

Net Assets (100.0%)		45,991

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio	65

Index 600 Stock Portfolio

*	Non-Income Producing

(a)	At December 31, 2010 the aggregate cost of securities for federal tax purposes (in thousands) was $41,939 and the net unrealized appreciation of investments based on that cost was $3,059 which is comprised of $6,098 aggregate gross unrealized appreciation and $3,039 aggregate gross unrealized depreciation.

(j)	Swap agreements outstanding on December 31, 2010.

Total Return Swaps

Reference Entity	Counterparty	Payment Made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
S&P SmallCap 600 Index	JPMorgan Chase Bank, N.A.	1-Month USD LIBOR - 10 Basis Points (Bps)	S&P SmallCap 600 Index Total Return	5/11	5,452	$- (m)

						$- (m)

(k)	Cash in the amount of $620 (in thousands) has been pledged as collateral for swap contracts outstanding on December 31, 2010.

(m)	Amount is less than one thousand.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2010. See Note 2C for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs		Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$40,498	$-		$-
Short-Term Investments	-	4,500		-
Liabilities:				-
Other Financial Instruments - Total Return Swaps^	-	-	(m)	-
Total	$40,498	$4,500		$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

66	Index 600 Stock Portfolio

Small Cap Value Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest primarily in small companies whose common stocks are believed to be undervalued.	$374 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Small Cap Value Portfolio (“the Portfolio”), has engaged T. Rowe Price Associates, Inc. (“T. Rowe Price”) to act as sub-adviser for the Portfolio. Reflecting a value approach to investing, the Portfolio will seek the stocks of companies whose current stocks prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises. The major emphasis is on selection of individual stocks, but consideration also is given to industry weightings in an attempt to keep the Portfolio broadly diversified among economic sectors.

Market Overview

U.S. stocks rose briskly during the last quarter of 2010, closing near their highs for the year and capping a second consecutive year of strong gains. Equities advanced as the economy showed signs of improvement and the Federal Reserve announced plans to purchase more Treasury securities in an effort to keep long-term interest rates low. Small-cap value stocks underperformed small-cap growth stocks for the year. On the whole, small-cap stocks outperformed mid- and large-cap stocks as measured by the relevant Russell Indices.

Portfolio Results

The Portfolio produced a strong absolute return for the twelve months ended December 31, 2010, but trailed its benchmark, the Russell 2000® Value Index (the “Index”). For the twelve months, returns for the Portfolio and Index were 21.95% and 24.50%, respectively. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The Portfolio’s Small-Cap Value Funds peer group had an average return of 24.53%, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency. Performance relative to the Index was hindered by stock selection. Sector allocation offset some of the negative impact of stock selection.

In terms of decisions that led to underperformance, stock selection in the Consumer Discretionary sector detracted from performance versus the Index. The share price of rent-to-own retailer Aarons, Inc. came under pressure early in the year due to consumer credit regulation and concern over store comparables.

The Portfolio’s Health Care investments did not keep pace with those in the Index. Hospital and surgical supplies distributor Owens & Minor, Inc. was a detractor, hurt by weaker utilization of health care services and general pessimism surrounding the Health Care sector.

While performance relative to the Index in the Industrials sector was hampered by stock selection, an overweight position in the sector helped lessen the impact. Two professional services firms weighed on results versus the Index.

Stock selection also detracted in the Materials sector. However, the Portfolio’s overweight allocation proved beneficial and allowed the Portfolio to outperform the Index in the sector. The Materials sector had the highest return in the Index for the one-year period.

In terms of contributors to relative performance, the Portfolio’s Energy holdings outperformed those in the Index by a wide margin. Whiting Petroleum Corp. was a top contributor. The independent oil and gas company benefited from strong production growth resulting in outsized returns for the year.

The Portfolio’s outperformance relative to the Index in the Financials sector was driven by a substantially underweight position and stock selection, notably real estate investment trust CBL & Associates Properties, Inc. Improved occupancy and leasing activity helped the regional mall operator beat earnings estimates.

Portfolio Manager Outlook

The following forward looking comments are the opinion of T. Rowe Price, the Portfolio’s sub-adviser.

The economic recovery appears to have entered a more secure phase in recent months. Continued growth in the U.S. and abroad should provide a favorable backdrop for stocks, but T. Rowe Price is mindful that strong gains may be difficult for small-cap stocks to achieve since they rose more than 20% in 2010. In line with our moderately positive expectations, we perceive that stocks are valued roughly where they should be—neither sharply undervalued, as they were two years ago, nor particularly pricey in historical terms. We continue to search for opportunities in a range of industries as part of the goal of maintaining a highly diversified portfolio with a clear value bias.

Small Cap Value Portfolio	67

Small Cap Value Portfolio

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2010
	1 Year	5 Years	Since Inception*
Small Cap Value Portfolio	21.95%	5.36%	9.00%
Russell 2000® Value Index	24.50%	3.52%	7.84%
Lipper® Variable Insurance Products (VIP) Small Cap Value Funds Average	24.53%	4.20%	-

*Inception date of 7/31/01

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Stocks of smaller or newer companies, such as those held in this Portfolio, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

Top 10 Equity Holdings 12/31/10

Security Description	% of Net Assets
Nordson Corp.	1.9%
Aaron’s, Inc.	1.7%
Landstar System, Inc.	1.7%
ProAssurance Corp.	1.7%
Genesee & Wyoming, Inc. - Class A	1.7%
Owens & Minor, Inc.	1.5%
CBL & Associates Properties, Inc.	1.5%
Woodward Governor Co.	1.5%
AptarGroup, Inc.	1.4%
Kirby Corp.	1.4%

Sector Allocation 12/31/10

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

68	Small Cap Value Portfolio

Small Cap Value Portfolio

Schedule of Investments

December 31, 2010

	Common Stocks (95.9%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (10.7%)
	Aaron’s, Inc.	318,500	6,494
*	Ascent Media Corp. - Class A	41,800	1,620
	Brunswick Corp.	49,200	922
	CSS Industries, Inc.	66,500	1,371
*	Culp, Inc.	72,000	746
	Drew Industries, Inc.	123,600	2,808
	Ethan Allen Interiors, Inc.	45,900	918
	Fred’s, Inc. - Class A	118,800	1,635
	Haverty Furniture Cos., Inc.	143,600	1,864
*	M/I Homes, Inc.	69,100	1,063
*	MarineMax, Inc.	114,000	1,066
	Matthews International Corp. - Class A	104,400	3,652
	The Men’s Wearhouse, Inc.	99,600	2,488
*	Meritage Homes Corp.	114,000	2,531
*	Orient-Express Hotels, Ltd. - Class A	239,000	3,105
	Pool Corp.	99,525	2,243
*	Saga Communications, Inc. - Class A	35,200	926
*	Stanley Furniture Co., Inc.	84,100	261
	Stein Mart, Inc.	223,800	2,070
*	Winnebago Industries, Inc.	153,400	2,332

	Total		40,115

	Consumer Staples (1.0%)
*	Alliance One International, Inc.	280,400	1,189
	Nash Finch Co.	60,700	2,580

	Total		3,769

	Energy (6.6%)
*	Atwood Oceanics, Inc.	44,000	1,644
	CARBO Ceramics, Inc.	36,900	3,821
*	Cloud Peak Energy, Inc.	90,300	2,098
*	Forest Oil Corp.	69,650	2,645
*	Hercules Offshore, Inc.	148,100	512
*	Northern Oil and Gas, Inc.	133,700	3,638
*	Oasis Petroleum, Inc.	145,000	3,932
	Penn Virginia Corp.	178,900	3,009
*	TETRA Technologies, Inc.	197,700	2,347
*	Union Drilling, Inc.	68,900	501
*	Whiting Petroleum Corp.	5,752	674

	Total		24,821

	Financials (21.2%)
	Acadia Realty Trust	76,000	1,386
	Alterra Capital Holdings, Ltd.	118,600	2,566
	Ares Capital Corp.	276,600	4,558

	Common Stocks (95.9%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	CBL & Associates Properties, Inc.	320,900	5,616
	Cedar Shopping Centers, Inc.	147,000	925
	Columbia Banking System, Inc.	66,400	1,398
	Compass Diversified Holdings	129,500	2,291
	East West Bancorp, Inc.	190,300	3,720
	Employers Holdings, Inc.	65,700	1,148
	First Opportunity Fund, Inc.	130,900	973
	First Potomac Realty Trust	145,600	2,449
*	Fortegra Financial Corp.	28,300	313
	Glacier Bancorp, Inc.	175,800	2,656
	Hatteras Financial Corp.	71,700	2,170
	Hercules Technology Growth Capital, Inc.	179,400	1,859
	Home Bancshares, Inc.	113,620	2,503
	JMP Group, Inc.	87,800	670
	Kilroy Realty Corp.	110,600	4,034
	Kohlberg Capital Corp.	162,050	1,129
	LaSalle Hotel Properties	132,200	3,490
*	Markel Corp.	5,900	2,231
	National Interstate Corp.	99,300	2,125
	Parkway Properties, Inc.	53,400	936
*	Piper Jaffray Cos., Inc.	34,800	1,218
	Potlatch Corp.	78,300	2,549
*	ProAssurance Corp.	104,200	6,315
	Redwood Trust, Inc.	125,500	1,874
*	Signature Bank	49,200	2,460
*	Stifel Financial Corp.	54,500	3,381
*	SVB Financial Group	96,900	5,141
	Washington Real Estate Investment Trust	70,300	2,179
	Wintrust Financial Corp.	96,500	3,187

	Total		79,450

	Health Care (5.9%)
*	Accelrys, Inc.	92,974	772
	Analogic Corp.	32,300	1,599
*	AngioDynamics, Inc.	92,200	1,417
*	Exelixis, Inc.	230,000	1,888
	Landauer, Inc.	32,300	1,937
	National Healthcare Corp.	56,200	2,600
	Owens & Minor, Inc.	191,350	5,632
*	Quidel Corp.	93,300	1,348
*	Triple-S Management Corp. - Class B	86,100	1,643
	West Pharmaceutical Services, Inc.	77,000	3,173

	Total		22,009

	Industrials (25.3%)
*	Alaska Air Group, Inc.	79,000	4,479

	Common Stocks (95.9%)	Shares/ $ Par	Value $ (000’s)

	Industrials continued
	Ameron International Corp.	39,300	3,001
*	Astec Industries, Inc.	44,100	1,429
*	Beacon Roofing Supply, Inc.	268,000	4,789
	Belden, Inc.	92,400	3,402
	Cascade Corp.	44,400	2,099
	CIRCOR International, Inc.	58,800	2,486
	Comfort Systems USA, Inc.	119,000	1,567
*	Dolan Co.	64,000	891
	Franklin Electric Co., Inc.	24,000	934
*	FTI Consulting, Inc.	64,600	2,408
	G & K Services, Inc. - Class A	77,000	2,380
*	Genesee & Wyoming, Inc. - Class A	117,300	6,211
*	Gibraltar Industries, Inc.	131,500	1,785
	IDEX Corp.	99,500	3,892
*	Insituform Technologies, Inc. - Class A	140,600	3,727
	Kaman Corp.	65,000	1,890
*	Kirby Corp.	116,800	5,145
*	Kratos Defense & Security Solutions, Inc.	44,000	580
	Landstar System, Inc.	158,200	6,477
	McGrath Rentcorp	150,800	3,954
	Mine Safety Appliances Co.	57,000	1,774
*	Navigant Consulting, Inc.	165,500	1,523
	Nordson Corp.	75,600	6,946
*	On Assignment, Inc.	224,000	1,826
	Robbins & Myers, Inc.	97,300	3,481
*	Sterling Construction Co., Inc.	40,600	529
	Universal Forest Products, Inc.	64,000	2,490
	UTI Worldwide, Inc.	157,820	3,346
	Waste Connections, Inc.	136,950	3,770
	Woodward Governor Co.	145,500	5,465

	Total		94,676

	Information Technology (9.7%)
*	Advanced Energy Industries, Inc.	139,600	1,904
*	ATMI, Inc.	65,400	1,304
*	Brooks Automation, Inc.	166,387	1,509
*	Cabot Microelectronics Corp.	32,200	1,335
*	Cymer, Inc.	62,100	2,799
	Electro Rent Corp.	163,500	2,642
*	Ixia	193,500	3,247
	Littelfuse, Inc.	66,600	3,134
	Methode Electronics, Inc.	55,400	719
*	Newport Corp.	97,200	1,688

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Value Portfolio	69

Small Cap Value Portfolio

	Common Stocks (95.9%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
*	Progress Software Corp.	120,400	5,095
*	Sonus Networks, Inc.	464,500	1,240
*	StarTek, Inc.	123,000	624
*	SYNNEX Corp.	82,500	2,574
*	Teradyne, Inc.	188,000	2,640
*	Websense, Inc.	106,600	2,159
*	Xyratex, Ltd.	92,300	1,505

	Total		36,118

	Materials (10.3%)
	AMCOL International Corp.	68,000	2,108
	American Vanguard Corp.	120,300	1,027
	AptarGroup, Inc.	112,200	5,337
	Arch Chemicals, Inc.	87,300	3,311
	Carpenter Technology Corp.	77,600	3,123
*	Clearwater Paper Corp.	41,200	3,226
	Deltic Timber Corp.	54,800	3,088
*	Innospec, Inc.	129,400	2,640
	Minerals Technologies, Inc.	30,500	1,995
	Myers Industries, Inc.	180,700	1,760
*	North American Palladium, Ltd.	544,400	3,778
	Royal Gold, Inc.	49,486	2,703
	Sims Metal Management, Ltd., ADR	138,740	3,030
	Wausau Paper Corp.	168,700	1,453

	Total		38,579

	Common Stocks (95.9%)	Shares/ $ Par	Value $ (000’s)

	Other Holdings (0.8%)
	iShares Russell 2000 Value Index Fund	39,100	2,780

	Total		2,780

	Telecommunication Services (0.4%)
*	Premiere Global Services, Inc.	207,900	1,414

	Total		1,414

	Utilities (4.0%)
	Black Hills Corp.	50,467	1,514
	Cleco Corp.	109,400	3,365
*	El Paso Electric Co.	132,400	3,645
	The Empire District Electric Co.	33,000	733
	NorthWestern Corp.	56,900	1,640
	Southwest Gas Corp.	73,200	2,684
	Vectren Corp.	51,400	1,305

	Total		14,886

	Total Common Stocks
	(Cost: $286,496)		358,617

Preferred Stocks (1.0%)	Shares/ $ Par	Value $ (000’s)
Federal Savings Institutions
East West Bancorp, Inc., 8.00%, 12/31/49	1,359	1,933

Total		1,933

Finance Services (0.5%)
Assured Guaranty, Ltd., 8.50%, 6/1/14	25,200	1,858

Total		1,858

Total Preferred Stocks
(Cost: $2,620)		3,791

Short-Term Investments (2.9%)

Other Holdings (2.9%)
T. Rowe Price Reserve Investment Fund	10,960,128	10,960

Total Short-Term Investments
(Cost: $10,960)		10,960

Total Investments (99.8%)
(Cost: $300,076)(a)		373,368

Other Assets, Less
Liabilities (0.2%)		891

Net Assets (100.0%)		374,259

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2010 the aggregate cost of securities for federal tax purposes (in thousands) was $301,133 and the net unrealized appreciation of investments based on that cost was $72,235 which is comprised of $94,877 aggregate gross unrealized appreciation and $22,642 aggregate gross unrealized depreciation.

The	following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2010. See Note 2C for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$358,617	$-	$ -
Preferred Stocks	-	3,791	-
Short-Term Investments	-	10,960	-
Other Financial Instruments^	-	-	-
Total	$358,617	$14,751	$ -

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value. On December 31, 2010, this Portfolio did not hold any derivative instruments.

The Accompanying Notes are an Integral Part of the Financial Statements.

70	Small Cap Value Portfolio

International Growth Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest primarily in securities of issuers from countries outside the U.S. that have above-average growth potential.	$298 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the International Growth Portfolio (the “Portfolio”), has engaged Janus Capital Management LLC (“Janus”) to act as sub-adviser for the Portfolio. The Portfolio normally invests in a core group of equity securities of 50–70 issuers from countries outside the United States. The Portfolio’s investments in equity securities may include small, medium and large capitalization issues and investments in emerging markets up to 15% of net assets. Janus employs a “bottom up” approach in choosing investments and assesses companies for their growth potential. In other words, Janus looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies.

Market Overview

International equities enjoyed positive returns in dollar terms in 2010, though performance was uneven. In Europe, financial markets were weighed down by the ongoing sovereign debt crisis, and comparatively slow economic growth. More attractive growth rates and a relative lack of debt made the stocks of emerging market economies appealing. Within developed markets, smaller, more growth-oriented stocks outperformed value stocks by a wide margin. For the year, the MSCI EAFE® Index (a measure of large-cap stock performance in the developed economies of Europe, Australasia and the Far East) returned 8.21%, while the MSCI® Emerging Markets Index returned 19.20%. The MSCI® All Country World (ex-US) Index (a measure of both developed and emerging market stocks) returned 11.60%.

Portfolio Results

For the twelve months ended December 31, 2010, the Portfolio returned 16.43%, while its benchmark, the MSCI® All Country World (ex-US) Growth Index (the “Index”), returned 14.79%. (The index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return for the Portfolio’s peer group, International Growth Funds, was 14.17%, according to Lipper® Analytical Services, Inc., an independent mutual fund rating agency.

Holdings within Industrials, Health Care and Energy were the largest contributors. In terms of detractors, our overweight in Financials and holdings in Consumer Discretionary weighed on relative performance. On a country basis, our holdings and overweight in the U.K. were the top contributors followed by our holdings in China and Hong Kong. Detractors included our non-Index holdings in the U.S. and our holdings in Singapore.

Our largest individual security contributor was U.K.-based Aggreko PLC. The company, which makes and ships large generators that can power sports stadiums, factories or even cities for a short length of time, benefited from strong demand in emerging markets. Africa, which has suffered from significant under-investment in power plants because of high capital costs and risks, was among its strongest markets.

Fertilizer company Potash Corp. of Saskatchewan also recorded strong gains during the period as it benefited from a take-out offer from BHP Billiton, which was later withdrawn. On the belief the offer represented a fair price, the Portfolio exited its position in Potash Corp. on the initial announcement.

The Portfolio’s top individual detractor was Man Group, a U.K. investment manager which suffered from performance issues in its main hedge fund. Janus felt the fund’s underperformance was likely to continue, so the position was eliminated from the Portfolio.

Hansen Transmissions also weighed on performance. The manufacturer of gear boxes for wind turbines suffered due to lower-than-expected turbine installations. We sold our position.

Portfolio Manager Outlook

The following forward looking comments are the opinion of Janus, the Portfolio’s sub-adviser.

In terms of 2011, we think sovereign risk in Europe will remain high and believe it will likely take an event, such as a failed sovereign auction or moderate-sized bank failure followed by a fixed-income buyers’ strike, to crystallize the European Commission’s resolve to act in unison. Without such an event, we believe the governments of the economically strong Northern European markets may not have the popular backing to push through the financial support packages that are essential for regional stability. The uncertainty, however, has created significant investment opportunities.

Despite the tightening measures in China, our outlook for that country remains positive with consumption increasing and gross domestic product per capita growing.

We also feel global growth generally should pleasantly surprise as risk premiums come down. Despite market noise, the economic recovery is turning into a textbook recovery in our view. We expect loan growth to accelerate and jobless claims to continue to decline. We also think corporate capital expenditures will increase as the early-cycle recovery moves to a mid-cycle recovery. Therefore, we view 2011 as a transition year with potential for growth companies to outperform.

International Growth Portfolio	71

International Growth Portfolio

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2010
	1 Year	5 Years	Since Inception*
International Growth Portfolio	16.43%	1.09%	5.61%
MSCI® All Country World (ex-US) Growth Index (Gross)	14.79%	5.59%	7.56%
MSCI EAFE® Index (Gross)	8.21%	2.94%	6.12%
Lipper® Variable Insurance Products (VIP) International Growth Funds Average	14.17%	4.17%	–
*	Inception date of 7/31/01

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

The Portfolio may hold fewer securities than other diversified portfolios because of its focused investment strategy. Holding fewer securities increases the risk that the value of the Portfolio could go down because of the poor performance of a single investment.

Top 10 Equity Holdings 12/31/10

Security Description	% of Net Assets
Li & Fung, Ltd.	2.7%
BHP Billiton, Ltd.	2.7%
Kuehne + Nagel International AG	2.4%
Isuzu Motors, Ltd.	2.4%
Fanuc Corp.	2.3%
Banco Bilbao Vizcaya Argentaria SA	2.2%
ArcelorMittal	2.1%
Vodafone Group PLC	2.1%
Petroleo Brasileiro SA, ADR	2.1%
Teva Pharmaceutical Industries, Ltd., ADR	2.1%

Sector Allocation 12/31/10

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

72	International Growth Portfolio

International Growth Portfolio

Schedule of Investments

December 31, 2010

	Foreign Common Stocks (99.7%)	Country	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (13.6%)
*	Ctrip.com International, Ltd., ADR	China	35,580	1,439
*	Daimler AG	Germany	72,953	4,948
	Fast Retailing Co., Ltd.	Japan	17,600	2,802
	Hengdeli Holdings, Ltd.	Hong Kong	4,368,000	2,602
	Isuzu Motors, Ltd.	Japan	1,555,000	7,065
	Jupiter Telecommunications Co., Ltd.	Japan	2,545	2,676
*	Kabel Deutschland Holding AG	Germany	36,760	1,714
	Li & Fung, Ltd.	Hong Kong	1,392,000	8,140
	WPP PLC	Ireland	383,112	4,719
	Yamada Denki Co., Ltd.	Japan	65,880	4,494

	Total			40,599

	Consumer Staples (8.4%)
	Anheuser-Busch InBev NV	Belgium	49,667	2,842
	Danone SA	France	68,385	4,299
	Imperial Tobacco Group PLC	United Kingdom	138,751	4,260
	Japan Tobacco, Inc.	Japan	1,157	4,281
	Olam International, Ltd.	Singapore	1,474,000	3,607
	Reckitt Benckiser Group PLC	United Kingdom	76,091	4,184
	Sugi Holdings Co., Ltd.	Japan	63,900	1,538

	Total			25,011

	Energy (9.2%)
	AMEC PLC	United Kingdom	272,340	4,886
	BG Group PLC	United Kingdom	232,940	4,710
*	Cairn Energy PLC	United Kingdom	445,260	2,917
	Petroleo Brasileiro SA, ADR	Brazil	166,445	6,298
	Reliance Industries, Ltd.	India	112,734	2,668
	Royal Dutch Shell PLC	Netherlands	92,653	3,063
	Total SA	France	54,056	2,866

	Total			27,408

	Financials (27.4%)
*	AIA Group, Ltd.	Hong Kong	1,885,600	5,301
	Australia & New Zealand Banking Group, Ltd.	Australia	98,840	2,358
	Banco Bilbao Vizcaya Argentaria SA	Spain	641,321	6,482
	Banco do Brasil SA	Brazil	162,500	3,076
	Banco Santander Brasil SA	Brazil	104,400	1,418
	BM&F BOVESPA SA	Brazil	348,400	2,756
	China Merchants Bank Co., Ltd.	China	1,000,500	2,536
	Credit Suisse Group AG	Switzerland	95,610	3,855
	DBS Group Holdings, Ltd.	Singapore	469,000	5,234
	Hang Lung Properties, Ltd.	Hong Kong	1,313,000	6,107
	Hong Kong Exchanges & Clearing, Ltd.	Hong Kong	127,300	2,887
	HSBC Holdings PLC	United Kingdom	534,466	5,429
*	ING Groep NV	Netherlands	359,987	3,504
*	Lloyds Banking Group PLC	United Kingdom	2,700,817	2,768
	Mitsubishi Estate Co., Ltd.	Japan	164,000	3,041
	Mizuho Financial Group, Inc.	Japan	1,616,800	3,046

	Foreign Common Stocks (99.7%)	Country	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Prudential PLC	United Kingdom	586,848	6,116
	Standard Chartered PLC	United Kingdom	111,934	3,013
*	UBS AG	Switzerland	154,028	2,531
	Unibail-Rodamco SE	France	18,704	3,701
	UniCredit SpA	Italy	1,689,870	3,497
	Zurich Financial Services AG	Switzerland	11,888	3,082

	Total			81,738

	Health Care (3.7%)
	Novartis AG	Switzerland	80,205	4,717
	Teva Pharmaceutical Industries, Ltd., ADR	Israel	119,400	6,224

	Total			10,941

	Industrials (11.7%)
	Adani Enterprises, Ltd.	India	110,685	1,604
	Aggreko PLC	United Kingdom	125,369	2,898
*	British Airways PLC	United Kingdom	651,077	2,768
	Canadian National Railway Co.	Canada	52,384	3,485
*	Deutsche Lufthansa AG	Germany	210,475	4,602
	Fanuc Corp.	Japan	44,000	6,756
	Kuehne + Nagel International AG	Switzerland	51,605	7,180
	Prysmian SpA	Italy	158,902	2,709
	Ryanair Holdings PLC, ADR	Ireland	89,235	2,745

	Total			34,747

	Information Technology (9.2%)
	ARM Holdings PLC	United Kingdom	425,119	2,807
	ASML Holding NV	Netherlands	136,744	5,283
*	Autonomy Corp. PLC	United Kingdom	63,064	1,481
	Hirose Electric Co., Ltd.	Japan	46,000	5,183
	Keyence Corp.	Japan	19,300	5,589
*	Research In Motion, Ltd.	Canada	73,210	4,256
	Yahoo! Japan Corp.	Japan	6,901	2,677

	Total			27,276

	Materials (12.1%)
	ArcelorMittal	Luxembourg	167,254	6,346
	BHP Billiton, Ltd.	Australia	171,889	7,948
	Huabao International Holdings, Ltd.	Hong Kong	1,638,000	2,697
	K+S AG	Germany	65,528	4,938
	Linde AG	Germany	23,571	3,578
*	LyondellBasell Industries NV—Class A	Netherlands	90,320	3,107
	Rio Tinto PLC	United Kingdom	64,647	4,525
	Syngenta AG	Switzerland	10,125	2,964

	Total			36,103

	Telecommunication Services (3.3%)
	Telstra Corp., Ltd.	Australia	1,224,586	3,491
	Vodafone Group PLC	United Kingdom	2,448,654	6,334

	Total			9,825

The Accompanying Notes are an Integral Part of the Financial Statements.

International Growth Portfolio	73

International Growth Portfolio

Foreign Common Stocks (99.7%)	Country	Shares/ $ Par	Value $ (000’s)

Utilities (1.1%)
Fortum OYJ	Finland	103,585	3,120

Total			3,120

Total Foreign Common Stocks
(Cost: $265,379)			296,768

Total Investments (99.7%)
(Cost: $265,379)(a)			296,768

Other Assets, Less Liabilities (0.3%)			1,036

Net Assets (100.0%)			297,804

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2010 the aggregate cost of securities for federal tax purposes (in thousands) was $266,341 and the net unrealized appreciation of investments based on that cost was $30,427 which is comprised of $35,911 aggregate gross unrealized appreciation and $5,484 aggregate gross unrealized depreciation.

Investments Percentage by Country is based on Net Assets:
United Kingdom	19.8%
Japan	16.5%
Hong Kong	9.3%
Switzerland	8.2%
Germany	6.6%
Netherlands	5.0%
Other	34.3%

Total	99.7%

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2010. See Note 2C for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Foreign Common Stocks	$296,768	$-	$-
Other Financial Instruments^	-	-	-
Total	$296,768	$-	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value. On December 31, 2010, this Portfolio did not hold any derivative instruments.

The Accompanying Notes are an Integral Part of the Financial Statements.

74	International Growth Portfolio

Research International Core Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Capital appreciation.	Invest primarily in foreign equity securities, including emerging markets.	$66 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Research International Core Portfolio (the “Portfolio”), has engaged Massachusetts Financial Services Company (“MFS®”) to act as sub-adviser for the Portfolio. When selecting its foreign investments, the Portfolio is not constrained to any particular style. The Portfolio may invest in stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. The Portfolio also may invest in companies of any size. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, as well as market, economic, political and regulatory conditions. A team of research analysts selects investments for the Portfolio. The sub-adviser allocates the Portfolio’s assets to analysts by broad market sectors, which generally approximate the sector weightings in the MSCI EAFE® Index.

Market Overview

International equities enjoyed positive returns in dollar terms in 2010, though performance was uneven. In Europe, financial markets were weighed down by the ongoing sovereign debt crisis, and comparatively slow economic growth. More attractive growth rates and a relative lack of debt made the stocks of emerging market economies appealing. Within developed markets, smaller, more growth-oriented stocks outperformed value stocks by a wide margin. For the year, the MSCI EAFE® Index (a measure of large-cap stock performance in the developed economies of Europe, Australasia and the Far East) returned 8.21%, while the MSCI® Emerging Markets Index returned 19.20%. The MSCI® All Country World (ex-US) Index (a measure of both developed and emerging market stocks) returned 11.60%.

Portfolio Results

For the twelve months ended December 31, 2010, the Portfolio provided a total return of 11.05%. By comparison, its primary and secondary benchmarks, the MSCI® All Country World (ex-US) Index and MSCI EAFE® Index, returned 11.60% and 8.21%, respectively. (These Indices are unmanaged, cannot be invested in directly, and do not include administrative expenses or sales charges.) The average return for the Portfolio’s peer group, International Core Funds, was 9.21%, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency. The performance attribution commentary is presented against the MSCI EAFE® Index (the “Index”).

Stock selection among capital goods companies contributed to the Portfolio’s performance relative to the Index. Holdings of U.K.-based automotive and industrial products manufacturer Tomkins, Australian mining company Iluka Resources, Inc., and Canadian diversified mining company Teck Resources, Ltd. were among the Portfolio’s top contributors. The Portfolio’s overweight position in shares of shipbuilder and shipyard operator Keppel Corp., Ltd., based in Singapore, and industrial conglomerate Hutchison Whampoa, Ltd., from Hong Kong, also aided relative returns. The Portfolio’s ownership in shares of German industrial transport and engineering firm MAN SE was another contributor.

Stock selection in the Financials sector also had a positive impact on relative returns. The Portfolio’s ownership in shares of Indian banking and treasury management firm ICICI Bank, Ltd. and our avoidance of weak-performing Spanish financial services firm Banco Santander Brasil SA, ADR contributed to relative returns. Securities in other sectors that bolstered relative results included integrated oil company BP, based in the United Kingdom, and the world’s largest luxury goods company LVMH Moët Hennessy Louis Vuitton SA, of France.

In addition, the Portfolio’s investment in emerging market stocks, which outperformed developed market stocks in 2010, benefited results versus the Index. The Index does not have exposure to emerging markets.

Stock selection in the Health Care sector detracted from relative performance during the reporting period. The Portfolio’s overweight position in Swiss pharmaceutical and diagnostic company Roche Holding AG weakened relative returns. Holdings of French pharmaceutical and diagnostic company Sanofi-Aventis SA also detracted from relative returns.

In addition, the Portfolio’s stake in poor-performing French-based global banking group BNP Paribas, German power and gas company E.ON, and Hong Kong-based retailer Esprit Holdings, Ltd. weighed on relative returns. Holdings of Italian banking services provider Unione Di Banche, Japanese oil and gas exploration company Inpex, Dutch financial services firm SNS Reaal, and French energy and environmental service provider GDF SUEZ also detracted from relative returns. Not owning shares of standout performer Australian mining operator Rio Tinto was an additional negative factor.

Because the sub-adviser’s investment decisions were driven by the fundamentals of each individual opportunity, the Portfolio had different currency exposure than the Index, and during the reporting period the Portfolio’s currency exposure detracted from relative performance.

Portfolio Manager Outlook

The following forward looking comments are the opinion of MFS, the Portfolio’s sub-adviser.

The Research International Core Portfolio is a sector-neutral portfolio that emphasizes bottom-up fundamental research. Because of this approach, the Portfolio’s sector weightings vary only modestly from those of the Index. Instead, we attempt to outperform the benchmark by holding what we believe to be the most attractive opportunities among growth and value companies within each sector of the Index without regard to market capitalization.

Research International Core Portfolio	75

Research International Core Portfolio

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2010
	1 Year	Since Inception*
Research International Core Portfolio	11.05%	-3.40%
MSCI® All Country World (ex-US) Index (Gross)	11.60%	-1.77%
MSCI EAFE® Index (Gross)	8.21%	-4.71%
Lipper® Variable Insurance Products (VIP) International Core Funds Average	9.21%	-

*	Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

The Portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Portfolio’s performance may be more volatile than that of a more geographically diversified fund, and may be tied more closely to the performance of a single country or region.

Top 10 Equity Holdings 12/31/10

Security Description	% of Net Assets
Nestle SA	3.1%
Royal Dutch Shell PLC - Class A	2.7%
HSBC Holdings PLC	2.7%
BHP Billiton PLC	2.3%
Siemens AG	2.1%
Roche Holding AG	2.0%
LVMH Moet Hennessy Louis Vuitton SA	1.9%
BNP Paribas	1.9%
Vodafone Group PLC	1.9%
BP PLC	1.6%

Sector Allocation 12/31/10

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

76	Research International Core Portfolio

Research International Core Portfolio

Schedule of Investments

December 31, 2010

	Foreign Common Stocks (99.0%)	Country	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (8.0%)
	Bayerische Motoren Werke (BMW) AG	Germany	10,786	849
	DENSO Corp.	Japan	17,800	614
	Esprit Holdings, Ltd.	Hong Kong	95,675	454
	Inditex SA	Spain	4,606	345
	Kingfisher PLC	United Kingdom	97,390	400
	Li & Fung, Ltd.	Hong Kong	54,000	316
	LVMH Moet Hennessy Louis Vuitton SA	France	7,733	1,273
	Publicis Groupe SA	France	12,763	665
*	Urbi Desarrollos Urbanos SAB de CV	Mexico	56,440	133
	WPP PLC	Ireland	16,516	203

	Total			5,252

	Consumer Staples (9.8%)
	DANONE SA	France	15,543	977
	Heineken NV	Netherlands	14,866	729
	Japan Tobacco, Inc.	Japan	127	470
	Kimberly - Clark de Mexico SAB de CV - Class A	Mexico	30,680	187
	Lawson, Inc.	Japan	15,000	742
	Nestle SA	Switzerland	34,700	2,033
	Reckitt Benckiser Group PLC	United Kingdom	13,345	734
	Tesco PLC	United Kingdom	88,833	589

	Total			6,461

	Energy (8.3%)
*	Bankers Petroleum, Ltd.	Canada	30,916	236
	BG Group PLC	United Kingdom	37,972	768
	BP PLC	United Kingdom	148,810	1,081
	China Petroleum & Chemical Corp. - Class H	China	468,000	448
	INPEX Corp.	Japan	96	562
	Royal Dutch Shell PLC - Class A	United Kingdom	52,350	1,746
	Schlumberger, Ltd.	Netherlands	7,020	586

	Total			5,427

	Financials (23.3%)
	Aberdeen Asset Management PLC	United Kingdom	115,565	366
	Aeon Credit Service Co., Ltd.	Japan	31,300	442
	Amlin PLC	United Kingdom	18,664	119
	Banco Santander Brasil SA, ADR	Brazil	43,750	595
	Bank of China, Ltd.	China	605,000	320
	Barclays PLC	United Kingdom	153,085	625
	BM&F BOVESPA SA	Brazil	42,900	339
	BNP Paribas	France	19,354	1,232
	BOC Hong Kong Holdings, Ltd.	Hong Kong	91,500	313
	China Construction Bank Corp. - Class H	China	461,980	416
	China Pacific Insurance Group Co., Ltd. - Class H	China	96,400	400
	Credit Suisse Group AG	Switzerland	18,340	739

	Foreign Common Stocks (99.0%)	Country	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Deutsche Boerse AG	Germany	7,000	485
	Erste Group Bank AG	Austria	8,589	404
	HDFC Bank, Ltd., ADR	India	2,490	416
	Hiscox, Ltd.	Bermuda	43,276	258
	Hong Kong Exchanges & Clearing, Ltd.	Hong Kong	5,300	120
	HSBC Holdings PLC	United Kingdom	171,919	1,746
	ICICI Bank, Ltd.	India	15,692	400
*	ING Groep NV	Netherlands	90,213	878
	Julius Baer Group, Ltd.	Switzerland	7,024	329
*	KBC Groep NV	Belgium	7,183	245
	Komercni Banka AS	Czech Republic	1,264	300
	Mitsubishi UFJ Financial Group, Inc.	Japan	66,900	362
	Nomura Holdings, Inc.	Japan	57,500	365
*	SNS REAAL NV	Netherlands	52,474	224
	Sumitomo Mitsui Financial Group, Inc.	Japan	23,200	826
	Sun Hung Kai Properties, Ltd.	Hong Kong	15,000	248
	Swiss Reinsurance Co., Ltd.	Switzerland	13,782	742
	United Overseas Bank, Ltd.	Singapore	18,000	255
	Westpac Banking Corp.	Australia	34,460	782

	Total			15,291

	Health Care (8.2%)
	Bayer AG	Germany	8,744	646
	Diagnosticos da America SA	Brazil	23,400	317
	Miraca Holdings, Inc.	Japan	13,800	556
	Rhoen-Klinikum AG	Germany	24,093	531
	Roche Holding AG	Switzerland	8,855	1,298
	Sanofi-Aventis SA	France	12,674	811
	Santen Pharmaceutical Co., Ltd.	Japan	13,800	479
	Sonova Holding AG	Switzerland	2,406	311
	Synthes, Inc.	United States	3,430	464

	Total			5,413

	Industrials (14.2%)
	BEML, Ltd.	India	7,164	166
	East Japan Railway Co.	Japan	9,600	624
	Geberit AG	Switzerland	1,521	352
	Glory, Ltd.	Japan	20,100	495
	Hutchison Whampoa, Ltd.	Hong Kong	102,000	1,053
	JGC Corp.	Japan	28,000	609
	Keppel Corp., Ltd.	Singapore	76,000	670
	Kone Oyj - Class B	Finland	1,735	97
	Legrand SA	France	4,101	167
	MAN SE	Germany	8,467	1,007
	Mitsubishi Corp.	Japan	24,500	663
	Outotec OYJ	Finland	3,913	242
	Schindler Holding AG	Switzerland	828	98
	Schneider Electric SA	France	6,021	902
	Siemens AG	Germany	10,851	1,345
	Sinotruk Hong Kong, Ltd.	Hong Kong	137,500	140
	Yamato Holdings Co., Ltd.	Japan	50,400	717

	Total			9,347

The Accompanying Notes are an Integral Part of the Financial Statements.

Research International Core Portfolio	77

Research International Core Portfolio

	Foreign Common Stocks (99.0%)	Country	Shares/ $ Par	Value $ (000’s)

	Information Technology (7.2%)
	Acer, Inc.	Taiwan	298,697	923
*	Cognizant Technology Solutions Corp. - Class A	United States	5,130	376
	Dassault Systemes SA	France	4,101	309
	Konica Minolta Holdings, Inc.	Japan	88,500	920
	Nomura Research Institute, Ltd.	Japan	15,100	336
	Ricoh Co., Ltd.	Japan	27,000	396
	Samsung Electronics Co., Ltd.	South Korea	839	710
	Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	104,189	253
	Telefonaktiebolaget LM Ericsson - Class B	Sweden	42,393	493

	Total			4,716

	Materials (10.1%)
	Akzo Nobel NV	Netherlands	16,378	1,018
	BHP Billiton PLC	United Kingdom	37,178	1,480
	Chugoku Marine Paints, Ltd.	Japan	9,000	76
*	Iluka Resources, Ltd.	Australia	68,881	643
	Linde AG	Germany	6,941	1,054
	Monsanto Co.	United States	3,190	222
	Newcrest Mining, Ltd.	Australia	12,039	497
	Nippon Paint Co., Ltd.	Japan	9,000	69
*	Nufarm, Ltd.	Australia	57,105	300
	Symrise AG	Germany	8,476	233
	Teck Resources, Ltd. - Class B	Canada	17,322	1,073

	Total			6,665

	Foreign Common Stocks (99.0%)	Country	Shares/ $ Par	Value $ (000’s)

	Telecommunication Services (5.4%)
	Cellcom Israel, Ltd.	Israel	5,510	180
	China Unicom Hong Kong, Ltd.	Hong Kong	232,000	332
	KDDI Corp.	Japan	74	427
	Koninklijke KPN NV	Netherlands	48,151	703
*	PT XL Axiata Tbk	Indonesia	209,000	123
	Telecom Italia S.p.A.	Italy	145,753	189
	Telecom Italia S.p.A. - Rights	Italy	145,628	158
	Vivo Participacoes SA, ADR	Brazil	7,770	253
	Vodafone Group PLC	United Kingdom	468,757	1,213

	Total			3,578

	Utilities (4.5%)
	CEZ AS	Czech Republic	8,971	375
	Cheung Kong Infrastructure Holdings, Ltd.	Hong Kong	38,000	174
	EDP - Energias de Portugal SA	Portugal	219,757	732
	Fortum OYJ	Finland	12,015	362
	Red Electrica Corp. SA	Spain	6,330	298
	Tokyo Gas Co., Ltd.	Japan	171,000	758
	Tractebel Energia SA	Brazil	14,170	234

	Total			2,933

	Total Foreign Common Stocks
	(Cost: $56,249)			65,083

	Total Investments (99.0%)
	(Cost: $56,249)(a)			65,083

	Other Assets, Less
	Liabilities (1.0%)			628

	Net Assets (100.0%)			65,711

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2010 the aggregate cost of securities for federal tax purposes (in thousands) was $57,362 and the net unrealized appreciation of investments based on that cost was $7,721 which is comprised of $10,251 aggregate gross unrealized appreciation and $2,530 aggregate gross unrealized depreciation.

Investments Percentage by Country is based on Net Assets:
Japan	17.5%
United Kingdom	16.5%
France	9.6%
Germany	9.4%
Switzerland	9.0%
Netherlands	6.3%
Other	30.7%
Total	99.0%

The Accompanying Notes are an Integral Part of the Financial Statements.

78	Research International Core Portfolio

Research International Core Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2010. See Note 2C for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Foreign Common Stocks	$65,083	$-	$-
Other Financial Instruments^	-	-	-
Total	$65,083	$-	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value. On December 31, 2010, this Portfolio did not hold any derivative instruments.

The Accompanying Notes are an Integral Part of the Financial Statements.

Research International Core Portfolio	79

International Equity Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invests primarily in equity securities of issuers outside of the U.S. with favorable long-term potential relative to current market values.	$1.4 billion

Portfolio Overview

Mason Street Advisors, the investment adviser for the International Equity Portfolio (“the Portfolio”), has engaged Templeton Investment Counsel, LLC (“Templeton”) to act as sub-adviser for the Portfolio. The Portfolio has an unlimited right to purchase securities in any foreign country, developed or undeveloped. The Portfolio’s strategy reflects a bottom-up, value-oriented and long-term investment philosophy. In choosing equities, the Portfolio’s manager will focus on the market price of a company’s security in relation to its long-term earnings, asset value and cash flow potential. A company’s historical value measures, including price/earnings ratio, profit margins and liquidation value, also will be considered.

Market Overview

International equities enjoyed positive returns in dollar terms in 2010, though performance was uneven. In Europe, financial markets were weighed down by the ongoing sovereign debt crisis, and comparatively slow economic growth. More attractive growth rates and a relative lack of debt made the stocks of emerging market economies appealing. Within developed markets, smaller, more growth-oriented stocks outperformed value stocks by a wide margin. For the year, the MSCI EAFE® Index (a measure of large-cap stock performance in the developed economies of Europe, Australasia and the Far East) returned 8.21%, while the MSCI® Emerging Markets Index returned 19.20%. The MSCI® All Country World (ex-US) Index (a measure of both developed and emerging market stocks) returned 11.60%.

Portfolio Results

For the twelve months ended December 31, 2010, the Portfolio returned 7.67%, while its benchmark, the MSCI® All Country World (ex-US) Index (“the Index”) returned 11.60%. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return for the Portfolio’s peer group, International Value Funds, was 5.18%, according to Lipper® Analytical Services, Inc., an independent mutual fund rating agency.

The key theme explaining the Portfolio’s relative performance was its comparatively heavy exposure to value-oriented shares that lagged the broad MSCI® All Country World (ex-US) Index. Stock selection and overweight positions in the Materials, Utilities, and Health Care sectors made these the leading detractors from relative results for the year.

Examples of stocks that fit this general theme were European chemical giants BASF and Akzo Nobel NV in the Materials segment, and electric utilities Electricite de France, E.ON AG, Iberdrola SA, and multi-line utility GDF Suez in the Utilities space. In the Health Care sector, pharmaceutical names detracted most as a result of stock choices. Merck KGaA (“German Merck,” as opposed to U.S.-based pharma giant Merck & Co.) was a leading detractor amid concern about the company’s decision to acquire life sciences company Millipore, as well as cuts to future earnings estimates and dividend payouts. Similarly, in the Energy sector, the main source of weakness was a stake in Brazilian energy giant Petroleo Brasileiro SA, ADR.

At the other end of the spectrum, the leading contribution to the Portfolio’s relative performance came from positioning among Financials shares, as a result of stock selection and an underweight position in this lagging sector. In particular, it helped to be underrepresented in many of the poorest-performing commercial banks, including Banco Bilbao Vizcaya Argentaria, BNP Paribas, and Societe Generale, among others. Notable contributors in the Consumer Discretionary sector benefited from improving economic growth, led by luxury car maker BMW, automotive and industrial manufacturer Hyundai Motor and British retailer Burberry Group. The Industrials sector was home to a number of leading contributors in the capital goods segment, led by Siemens AG, ADR and Chinese energy giant Shanghai Electric.

Portfolio Manager Outlook

The following forward looking comments are the opinion of Templeton, the Portfolio’s sub-adviser.

Templeton believes the best way to generate performance over time versus the benchmark is through superior individual security selection, rather than top-down sector or industry allocation decisions. We think this is particularly likely to be true in an environment of modest global economic growth and fairly tight credit, which Templeton believes ought to favor attractively valued companies with healthy balance sheets offering sustainable, growing dividend payouts.

As a result, the Portfolio’s sector and industry selection as well as capitalization range allocations are primarily a result of identifying what Templeton believes to be superior individual securities, consistent with the Portfolio’s value-oriented approach. As of December 31, 2010, the largest overweight position was in Telecommunication Services shares, followed by the Information Technology and Energy sectors. The largest sector underweights were in the Consumer Staples, Materials and Financials sectors.

80	International Equity Portfolio

International Equity Portfolio

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2010
	1 Year	5 Years	10 Years
International Equity Portfolio	7.67%	4.48%	5.16%
MSCI® All Country World (ex-US) Index (Gross)	11.60%	5.29%	5.97%
MSCI EAFE® Index (Gross)	8.21%	2.94%	3.94%
Lipper® Variable Insurance Products (VIP) International Value Funds Average	5.18%	1.03%	3.20%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/00. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

Top 10 Equity Holdings 12/31/10

Security Description	% of Net Assets
Vodafone Group PLC	2.3%
Samsung Electronics Co., Ltd.	2.2%
AIA Group, Ltd.	2.2%
DBS Group Holdings, Ltd.	2.2%
SAP AG	2.0%
Roche Holding AG	2.0%
Telefonica SA, ADR	2.0%
Vale SA, ADR	1.9%
GlaxoSmithKline PLC	1.9%
China Telecom Corp., Ltd.	1.9%

Sector Allocation 12/31/10

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

International Equity Portfolio	81

International Equity Portfolio

Schedule of Investments

December 31, 2010

	Foreign Common Stocks (96.2%)	Country	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (8.1%)
	Cie Generale des Etablissements Michelin - Class B	France	307,508	22,077
*	Hyundai Motor Co.	South Korea	123,810	19,158
	Kingfisher PLC	United Kingdom	3,825,490	15,720
	Marks & Spencer Group PLC	United Kingdom	1,142,320	6,576
	Nissan Motor Co., Ltd.	Japan	1,132,980	10,784
	Pearson PLC	United Kingdom	697,770	10,973
	Sony Corp.	Japan	323,400	11,655
	Vivendi	France	547,770	14,793

	Total			111,736

	Consumer Staples (2.7%)
	Carrefour SA	France	80,360	3,315
	Nestle SA	Switzerland	389,800	22,842
	Unilever PLC	United Kingdom	348,295	10,666

	Total			36,823

	Energy (8.8%)
	BP PLC	United Kingdom	1,866,830	13,558
	China Shenhua Energy Co., Ltd.	China	1,578,500	6,621
	ENI SPA	Italy	414,535	9,056
	Gazprom OAO, ADR	Russia	368,660	9,379
	Husky Energy, Inc.	Canada	85,000	2,263
	Petroleo Brasileiro SA, ADR	Brazil	359,140	13,590
	Royal Dutch Shell PLC - Class B	United Kingdom	704,315	23,239
	SBM Offshore NV	Netherlands	464,278	10,406
	Statoil ASA	Norway	771,470	18,351
	Talisman Energy, Inc.	Canada	188,100	4,172
	Total SA	France	205,958	10,918

	Total			121,553

	Financials (21.1%)
	ACE, Ltd.	Switzerland	234,580	14,603
*	AIA Group, Ltd.	Hong Kong	10,626,000	29,872
	Aviva PLC	United Kingdom	2,395,180	14,685
	AXA SA	France	554,855	9,236
	Bangkok Bank Public Co., Ltd.	Thailand	2,570,000	13,036
	Cheung Kong Holdings, Ltd.	Hong Kong	1,035,000	15,953
	Credit Agricole SA	France	364,020	4,625
	DBS Group Holdings, Ltd.	Singapore	2,652,000	29,594
	Hana Financial Group, Inc.	South Korea	415,550	16,047
	Housing Development Finance Corp., Ltd.	India	220,670	3,588
	HSBC Holdings PLC	United Kingdom	1,474,937	15,124
*	ING Groep NV	Netherlands	1,268,502	12,346
*	KB Financial Group, Inc.	South Korea	289,785	15,507
	Mitsubishi UFJ Financial Group, Inc.	Japan	1,955,720	10,571

	Foreign Common Stocks (96.2%)	Country	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Mitsubishi UFJ Financial Group, Inc., ADR	Japan	222,000	1,201
	Nomura Holdings, Inc.	Japan	332,400	2,108
*	Shinhan Financial Group Co., Ltd.	South Korea	254,270	11,996
	Standard Chartered PLC	United Kingdom	370,360	9,970
	Swire Pacific, Ltd.	Hong Kong	1,276,500	20,989
	Swiss Reinsurance Co., Ltd.	Switzerland	410,402	22,095
	UniCredit SpA	Italy	2,143,121	4,435
	United Overseas Bank, Ltd.	Singapore	940,000	13,332

	Total			290,913

	Health Care (9.6%)
*	Basilea Pharmaceutica AG	Switzerland	87,430	6,083
	Bayer AG	Germany	43,920	3,247
	Celesio AG	Germany	261,230	6,496
	GlaxoSmithKline PLC	United Kingdom	1,355,400	26,220
	Lonza Group AG	Switzerland	162,050	13,000
	Merck KGaA	Germany	192,990	15,442
	Rhoen-Klinikum AG	Germany	284,710	6,269
	Roche Holding AG	Switzerland	189,550	27,794
	Sanofi-Aventis SA	France	259,555	16,605
	Takeda Pharmaceutical Co., Ltd.	Japan	208,500	10,256

	Total			131,412

	Industrials (14.9%)
	Alstom SA	France	102,790	4,921
	BAE Systems PLC	United Kingdom	3,411,020	17,561
*	British Airways PLC	United Kingdom	930,000	3,954
*	Deutsche Lufthansa AG	Germany	373,830	8,174
	Deutsche Post AG	Germany	935,380	15,882
	Embraer SA, ADR	Brazil	416,340	12,240
	G4S PLC	United Kingdom	2,415,570	9,594
	Hutchison Whampoa, Ltd.	Hong Kong	1,826,000	18,841
	ITOCHU Corp.	Japan	1,481,000	14,990
	Koninklijke Philips Electronics NV	Netherlands	449,135	13,763
	Mabuchi Motor Co., Ltd.	Japan	168,400	8,678
*	Rentokil Initial PLC	United Kingdom	375,383	568
	Rolls-Royce Group PLC	United Kingdom	1,916,990	18,631
(p)*	Rolls-Royce Group PLC - Class C	United Kingdom	122,687,360	191
	Shanghai Electric Group Co., Ltd.	China	31,604,000	20,859
	Siemens AG, ADR	Germany	199,230	24,754
	Thales SA	France	180,240	6,310
*	Vestas Wind Systems A/S	Denmark	167,380	5,287

	Total			205,198

	Information Technology (14.3%)
*	Check Point Software Technologies, Ltd.	Israel	387,430	17,922
	Compal Electronics, Inc.	Taiwan	8,390,247	11,117

The Accompanying Notes are an Integral Part of the Financial Statements.

82	International Equity Portfolio

International Equity Portfolio

	Foreign Common Stocks (96.2%)	Country	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
*	Flextronics International, Ltd.	Singapore	1,651,810	12,967
	FUJIFILM Holdings Corp.	Japan	159,300	5,759
	Lite-On Technology Corp.	Taiwan	3,502,639	4,815
	Nintendo Co., Ltd.	Japan	77,630	22,778
	Samsung Electronics Co., Ltd.	South Korea	35,970	30,444
	SAP AG	Germany	549,400	27,985
	Siliconware Precision Industries Co.	Taiwan	12,980,000	15,574
	Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	10,216,825	24,868
	Telefonaktiebolaget LM Ericsson - Class B	Sweden	622,120	7,236
	Trend Micro, Inc.	Japan	455,100	15,023

	Total			196,488

	Materials (3.3%)
	Akzo Nobel NV	Netherlands	155,660	9,674
	Rexam PLC	United Kingdom	1,797,609	9,330
	Vale SA, ADR	Brazil	881,000	26,624

	Total			45,628

	Telecommunication Services (12.4%)
	China Mobile, Ltd.	Hong Kong	2,423,500	24,071
	China Telecom Corp., Ltd.	China	49,406,000	25,680
	France Telecom SA	France	756,770	15,779
*	KT Corp., ADR	South Korea	385,100	8,010
	Nippon Telegraph & Telephone Corp.	Japan	193,000	8,733
	Telefonica SA, ADR	Spain	395,838	27,083
	Telenor ASA	Norway	1,208,610	19,665
	Turkcell Iletisim Hizmetleri AS	Turkey	1,369,410	9,370
	Vodafone Group PLC	United Kingdom	12,341,413	31,922

	Total			170,313

	Utilities (1.0%)
	E.ON AG	Germany	223,660	6,858
	Iberdrola SA	Spain	975,027	7,519

	Total			14,377

	Total Foreign Common Stocks
	(Cost: $1,145,150)			1,324,441

	Short-Term Investments (4.3%)

	Commercial Banks US (0.7%)
	Wells Fargo & Co., 0.05%, 1/3/11	United States	8,700,000	8,700

Short-Term Investments (4.3%)	Country	Shares/ $ Par	Value $ (000’s)

Government (3.6%)
US Treasury Bill, 0.075%, 2/10/11	United States	50,000,000	49,996
Total Short-Term Investments (Cost: $58,696)			58,696

Total Investments (100.5%) (Cost: $1,203,846)(a)			1,383,137

Other Assets, Less
Liabilities (-0.5%)			(6,544)

Net Assets (100.0%)			1,376,593

The Accompanying Notes are an Integral Part of the Financial Statements.

International Equity Portfolio	83

International Equity Portfolio

*	Non-Income Producing

ADR after the name of a security represents — American Depositary Receipt.

(a)	At December 31, 2010 the aggregate cost of securities for federal tax purposes (in thousands) was $1,205,595 and the net unrealized appreciation of investments based on that cost was $177,542 which is comprised of $280,158 aggregate gross unrealized appreciation and $102,616 aggregate gross unrealized depreciation.

Investments Percentage by Country is based on Net Assets:
United Kingdom	17.3%
Japan	8.9%
Germany	8.4%
Hong Kong	8.0%
France	7.9%
Switzerland	7.7%
South Korea	7.3%
Other	35.0%
Total	100.5%

(l)	As of December 31, 2010 portfolio securities with an aggregate value of $191 (in thousands) were fair valued under procedures adopted by the Board of Directors.

(p)	Restricted securities (excluding 144A issues) on December 31, 2010.

Description	Acquisition Date	Cost (000’s)	Value (000’s)	Value as a Percentage of Net Assets
Rolls-Royce Group PLC - Class C (122,687,360 Restricted Shares)	10/27/10	$194	$191	0.01%

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2010. See Note 2C for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Foreign Common Stocks -
Industrials	$205,007	$-	$191
All Others	1,119,243	-	-
Short-Term Investments	-	58,696	-
Other Financial Instruments^	-	-	-
Total	$1,324,250	$58,696	$191

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value. On December 31, 2010, this Portfolio did not hold any derivative instruments.

84	International Equity Portfolio

Emerging Markets Equity Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Capital appreciation.	Invest primarily in equity securities of issuers that are tied economically to emerging market countries.	$141 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Emerging Markets Equity Portfolio (“the Portfolio”), has engaged Massachusetts Financial Services Company (“MFS®”) to act as sub-adviser for the Portfolio. When investing in emerging market equities, the Portfolio may invest in companies of any size and may have a relatively large percentage of its assets invested in a single or small number of issuers, countries or regions. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Emerging market countries may include countries determined to have emerging market economies, taking into account a number of factors, including whether a particular country has a low to middle economy according to the International Bank for Reconstruction and Development, the country’s foreign currency debt rating, its political and economic stability, and the development of its financial and capital markets.

Market Overview

International equities enjoyed positive returns in dollar terms in 2010, though performance was uneven. In Europe, financial markets were weighed down by the ongoing sovereign debt crisis, and comparatively slow economic growth. More attractive growth rates and a relative lack of debt made the stocks of emerging market economies appealing. Strength in emerging markets was relatively broad, with the strongest performing emerging market countries representing the Asia, Africa and Latin America regions. For the year, the MSCI EAFE® Index (a measure of large-cap stock performance in the developed economies of Europe, Australasia and the Far East) returned 8.21%, while the MSCI® Emerging Markets Index returned 19.20%.

Portfolio Results

For the twelve months ended December 31, 2010, the Portfolio returned 24.08%. This compares with a return of 19.20% for the Portfolio’s benchmark, the MSCI® Emerging Markets Index (the “Index”). (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return for the Portfolio’s peer group, Emerging Markets Funds, was 18.61%, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio’s stock selection and overweight position among strong-performing retail stocks was a primary contributor to performance relative to the Index. South African household product retailer Lewis Group, Ltd. and Hong Kong-based export trading company Li & Fung, Ltd. contributed relative results.

Stock selection among Utilities, Telecommunication Services, and Information Technology sectors was another positive factor for relative returns. Indonesian telecommunications services provider PT XL Axiata Tbk was among the Portfolio’s top contributors. In the Information Technology sector, an overweight in Taiwanese Smartphone maker HTC was a top contributor as the company’s stock price appreciated significantly over the reporting period.

Stock selection in the Financials sector was another significant positive, where the Portfolio’s timing of ownership in shares of life insurance company China Life Insurance, and not holding poor-performing banking firm Industrial & Commercial Bank of China, contributed to relative performance.

Stocks in other segments that contributed to relative results included over-the-counter Mexican pharmaceutical and personal care products maker Genomma Lab Internacional SAB de CV, Asian investment and management company First Pacific Co., and oil and natural gas companies, PTT Public of Thailand and Brazil’s Petroleo Brasileiro.

Because the sub-adviser’s investment decisions were driven by the fundamentals of each individual opportunity, the Portfolio had different currency exposure than the Index, and during the reporting period the Portfolio’s currency exposure contributed to relative performance.

At the other end of the spectrum, stock selection and underweight position in the Materials sector held back relative performance. Steel products manufacturer Steel Authority of India, Ltd. detracted from relative results as the stock underperformed the benchmark.

The Portfolio’s underweight position and stock selection in the Industrials sector also negatively impacted relative returns. Not owning South Korean shipbuilding and engineering company Hyundai Heavy Industries hurt relative performance as the stock significantly outperformed the benchmark.

In addition, the Portfolio’s timing of ownership in shares of Israeli generic drug manufacturer Teva Pharmaceutical Industries, Ltd., insurance company China Pacific Insurance Group Co., Ltd., South Korean automobile products maker Mando Corp., and Taiwan Semiconductor Manufacturing Co., Ltd. also dampened relative returns.

Portfolio Manager Outlook

The following forward looking comments are the opinion of MFS, the Portfolio’s sub-adviser.

Emerging Markets Equity Portfolio	85

Emerging Markets Equity Portfolio

Regardless of changing economic and market conditions, we will continue to adhere to our investment process, building a portfolio of companies that we regard as undergoing fundamental operational improvements and whose shares trade at discounted valuations. As a result, the Portfolio’s sector and industry allocation will reflect where we are finding what we believe to be the best investment opportunities at any given time.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2010
	1 Year	Since Inception*
Emerging Markets Equity Portfolio	24.08%	4.52%
MSCI® Emerging Markets Index (Gross)	19.20%	7.49%
Lipper® Variable Insurance Products (VIP) Emerging Markets Funds Average	18.61%	-
*	Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

Investments in the securities of companies in developing nations impose risks different from, and greater than, risks of investing in developed countries.

The Portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Portfolio’s performance may be more volatile than that of a more geographically diversified fund, and may be tied more closely to the performance of a single country or region.

Top 10 Equity Holdings 12/31/10

Security Description	% of Net Assets
Samsung Electronics Co., Ltd.	4.2%
Infosys Technologies, Ltd., ADR	2.5%
Vale SA, ADR	2.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	2.2%
Petroleo Brasileiro SA, ADR	2.0%
China Construction Bank Corp. - Class H	1.9%
MTN Group, Ltd.	1.7%
HTC Corp.	1.7%
Gazprom OAO, ADR	1.7%
Public Bank Bhd	1.6%

Sector Allocation 12/31/10

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

86	Emerging Markets Equity Portfolio

Emerging Markets Equity Portfolio

Schedule of Investments

December 31, 2010

	Foreign Common Stocks (99.1%)	Country	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (11.6%)
	Anhanguera Educacional Participacoes SA	Brazil	38,000	916
	Companhia Hering	Brazil	43,100	701
*	Corporacion GEO SAB de CV - Series B	Mexico	118,880	436
	Genting Bhd	Malaysia	134,200	487
*	Grupo Televisa SA, ADR	Mexico	26,238	680
*	Kroton Educacional SA	Brazil	61,001	803
	Lewis Group, Ltd.	South Africa	96,893	1,189
	Li & Fung, Ltd.	Hong Kong	298,000	1,743
*	Mando Corp.	South Korea	14,380	1,654
	Naspers, Ltd. - Class N	South Africa	35,041	2,052
*	Sands China, Ltd.	Macau	884,000	1,956
	Stella International Holdings, Ltd.	Hong Kong	615,500	1,228
	Truworths International, Ltd.	South Africa	183,308	1,983
*	Urbi Desarrollos Urbanos SAB de CV	Mexico	231,474	544

	Total			16,372

	Consumer Staples (7.7%)
	BIM Birlesik Magazalar AS	Turkey	33,878	1,153
	Companhia de Bebidas das Americas, ADR	Brazil	31,860	989
	Dabur India, Ltd.	India	666,611	1,498
	Dairy Farm International Holdings, Ltd.	Hong Kong	71,100	661
	Grupo Continental SAB de CV	Mexico	206,900	590
	Hengan International Group Co., Ltd.	Hong Kong	107,500	927
	Kimberly-Clark de Mexico SAB de CV - Class A	Mexico	40,528	247
*	KT&G Corp.	South Korea	17,132	989
*	Shinsegae Co., Ltd.	South Korea	3,937	2,156
	Shoprite Holdings, Ltd.	South Africa	59,970	902
	Tiger Brands, Ltd.	South Africa	26,883	786

	Total			10,898

	Energy (10.6%)
*	Bankers Petroleum, Ltd.	Canada	100,499	766
	China Shenhua Energy Co., Ltd.	China	255,500	1,072
	CNOOC, Ltd.	Hong Kong	689,000	1,643
	Gazprom OAO, ADR	Russia	93,857	2,388
	Inpex Corp.	Japan	161	943
	Lukoil OAO, ADR	Russia	27,801	1,591
	Petroleo Brasileiro SA, ADR	Brazil	73,724	2,790
(n)	PTT Exploration & Production PCL	Thailand	130,600	730
	Reliance Industries, Ltd.	India	69,902	1,654
	Tenaris SA, ADR	Luxembourg	9,588	469
	Tupras-Turkiye Petrol Rafinerileri AS	Turkey	33,495	838

	Total			14,884

	Foreign Common Stocks (99.1%)	Country	Shares/ $ Par	Value $ (000’s)

	Financials (24.5%)
	Banco Santander Brasil SA	Brazil	62,200	845
	Banco Santander Chile, ADR	Chile	3,366	315
	Bancolombia SA, ADR	Colombia	5,204	322
	Bank of China, Ltd.	China	2,985,000	1,578
	BM&F BOVESPA SA	Brazil	92,700	733
	Bolsa Mexicana de Valores SAB de CV	Mexico	177,600	374
	Brasil Brokers Participacoes SA	Brazil	163,600	942
*	Brasil Insurance Participacoes e Administracao SA	Brazil	1,000	1,193
	CETIP SA - Balcao Organizado de Ativos e Derivativos	Brazil	40,900	582
	China Construction Bank Corp. - Class H	China	2,897,020	2,609
	China Merchants Bank Co., Ltd.	China	73,698	187
	China Overseas Land & Investment, Ltd.	Hong Kong	434,000	804
	China Pacific Insurance Group Co., Ltd. - Class H	China	443,200	1,839
	Commercial International Bank Egypt SAE	Egypt	147,200	1,229
*	Compartamos SAB de CV	Mexico	161,920	352
	Credicorp, Ltd.	Peru	4,361	519
	Erste Group Bank AG	Austria	20,423	960
	First Pacific Co., Ltd.	Hong Kong	2,168,000	1,953
	Hana Financial Group, Inc.	South Korea	41,990	1,622
	Hang Lung Properties, Ltd.	Hong Kong	138,000	642
	Hong Kong Exchanges & Clearing, Ltd.	Hong Kong	31,000	703
	Housing Development Finance Corp., Ltd.	India	132,517	2,155
	ICICI Bank, Ltd.	India	45,774	1,166
	Itau Unibanco Holding SA, ADR	Brazil	26,958	647
	Komercni Banka AS	Czech Republic	5,129	1,215
	LPS Brasil - Consultoria de Imoveis SA	Brazil	26,400	620
	PT Bank Negara Indonesia Persero Tbk	Indonesia	214,331	92
	Public Bank Bhd	Malaysia	546,800	2,305
	Samsung Fire & Marine Insurance Co., Ltd.	South Korea	6,227	1,250
	Standard Chartered PLC	United Kingdom	88,973	2,416
	Turkiye Garanti Bankasi AS	Turkey	449,374	2,279

	Total			34,448

	Health Care (3.5%)
	Diagnosticos da America SA	Brazil	86,300	1,170
	Fleury SA	Brazil	75,500	1,212
*	Genomma Lab Internacional SAB de CV - Class B	Mexico	302,000	734

The Accompanying Notes are an Integral Part of the Financial Statements.

Emerging Markets Equity Portfolio	87

Emerging Markets Equity Portfolio

	Foreign Common Stocks (99.1%)	Country	Shares/ $ Par	Value $ (000’s)

	Health Care continued
	Teva Pharmaceutical Industries, Ltd., ADR	Israel	34,524	1,800

	Total			4,916

	Industrials (3.0%)
	Alfa SAB de CV - Class A	Mexico	71,740	720
	BEML, Ltd.	India	18,879	437
	Copa Holdings SA - Class A	Panama	6,866	404
	Grupo Aeroportuario del Sureste SAB de CV, ADR	Mexico	13,310	751
	Sinotruk Hong Kong, Ltd.	Hong Kong	915,500	935
*	TK Corp.	South Korea	43,198	1,027

	Total			4,274

	Information Technology (17.1%)
	Acer, Inc.	Taiwan	504,812	1,559
	Cielo SA	Brazil	72,240	585
	CSU Cardsystem SA	Brazil	170,719	695
	Hon Hai Precision Industry Co., Ltd.	Taiwan	401,568	1,618
	HTC Corp.	Taiwan	77,609	2,395
	Infosys Technologies, Ltd., ADR	India	45,673	3,475
*	NICE Systems, Ltd., ADR	Israel	18,668	652
	Redecard SA	Brazil	33,600	426
	Samsung Electronics Co., Ltd.	South Korea	6,982	5,909
*	Seoul Semiconductor Co., Ltd.	South Korea	16,857	611
	Siliconware Precision Industries Co.	Taiwan	1,634,000	1,961
	Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	1,250,290	3,043
	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	Taiwan	28,963	363
	Totvs SA	Brazil	4,200	428
	Universo Online SA	Brazil	38,700	309

	Total			24,029

	Materials (12.2%)
*	Anglo Platinum, Ltd.	South Africa	10,485	1,099
	Anhui Conch Cement Co., Ltd.	China	382,000	1,791
	Corporacion Moctezuma SAB de CV	Mexico	203,300	507
	Duratex SA	Brazil	33,486	360
	Formosa Plastics Corp.	Taiwan	399,000	1,334
	Gold Fields, Ltd.	South Africa	50,329	916
	Grupo Mexico SAB de CV - Series B	Mexico	170,780	704
	Maanshan Iron and Steel Co., Ltd.	China	866,000	459
	Magnitogorsk Iron & Steel Works	Russia	55,050	801
	Mexichem SAB de CV	Mexico	119,800	429
	Mining and Metallurgical Co. Norilsk Nickel, ADR	Russia	48,350	1,162
*	MOIL, Ltd.	India	1,601	16
	Novolipetsk Steel	Russia	19,500	930
	POSCO	South Korea	1,600	695
	Steel Authority of India, Ltd.	India	380,060	1,551

	Foreign Common Stocks (99.1%)	Country	Shares/ $ Par	Value $ (000’s)

	Materials continued
	Suzano Papel e Celulose SA	Brazil	27,875	248
	Ternium SA, ADR	Luxembourg	11,050	469
	Usinas Siderurgicas de Minas Gerais SA - Class A	Brazil	27,900	322
	Vale SA, ADR	Brazil	95,847	3,313

	Total			17,106

	Telecommunication Services (7.1%)
	America Movil SAB de CV - Series L, ADR	Mexico	34,470	1,976
	China Mobile, Ltd.	Hong Kong	99,500	988
	China Unicom Hong Kong, Ltd., ADR	Hong Kong	86,621	1,234
	Empresa Nacional de Telecomunicaciones SA	Chile	18,574	325
	Mobile TeleSystems OAO, ADR	Russia	35,303	737
	MTN Group, Ltd.	South Africa	120,370	2,442
*	PT XL Axiata Tbk	Indonesia	3,091,500	1,819
	Vivo Participacoes SA, ADR	Brazil	15,605	509

	Total			10,030

	Utilities (1.8%)
	CPFL Energia SA	Brazil	12,000	298
	Eletropaulo Metropolitana SA	Brazil	27,360	529
	Enersis SA, ADR	Chile	14,665	341
	Equatorial Energia SA	Brazil	25,400	175
	Manila Water Co., Inc.	Philippines	1,416,000	622
	Tractebel Energia SA	Brazil	31,585	522

	Total			2,487

	Total Foreign Common Stocks (Cost: $107,496)			139,444

	Short-Term Investments (1.3%)

	Commercial Banks Non-US (1.3%)
	BNP Paribas Finance, Inc., 0.067%, 1/3/11	United States	1,810,000	1,810

	Total Short-Term Investments (Cost: $1,810)			1,810

	Total Investments (100.4%) (Cost: $109,306)(a)			141,254

	Other Assets, Less Liabilities (-0.4%)			(589)

	Net Assets (100.0%)			140,665

The Accompanying Notes are an Integral Part of the Financial Statements.

88	Emerging Markets Equity Portfolio

Emerging Markets Equity Portfolio

*	Non-Income Producing

ADR after the name of a security represents — American Depositary Receipt.

(a)	At December 31, 2010 the aggregate cost of securities for federal tax purposes (in thousands) was $110,814 and the net unrealized appreciation of investments based on that cost was $30,440 which is comprised of $34,525 aggregate gross unrealized appreciation and $4,085 aggregate gross unrealized depreciation.

Investments Percentage by Country is based on Net Assets:
Brazil	16.3%
South Korea	11.3%
Hong Kong	9.6%
Taiwan	8.7%
India	8.5%
South Africa	8.1%
China	6.8%
Mexico	6.4%
Russia	5.4%
Other	19.3%
Total	100.4%

(n)	At December 31, 2010 portfolio securities with an aggregate value of $730 (in thousands) were valued with reference to securities whose values are more readily available.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2010. See Note 2C for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Foreign Common Stocks - Energy	$14,154	$730	$-
All Other	124,560	-	-
Short-Term Investments	-	1,810	-
Other Financial Instruments^	-	-	-
Total	$138,714	$2,540	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value. On December 31, 2010, this Portfolio did not hold any derivative instruments.

The Accompanying Notes are an Integral Part of the Financial Statements.

Emerging Markets Equity Portfolio	89

Money Market Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Maximum current income to the extent consistent with liquidity and stability of capital.	Invest in high quality, short-term money market instruments that present minimal credit risk.	$476 million

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Money Market Portfolio (the “Portfolio”). The Portfolio seeks to achieve its investment objective by investing primarily in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations. The Portfolio may also invest up to 3% of total assets in money market securities that are in the second-highest rating category for short-term obligations. The Portfolio may only invest in U.S. dollar denominated securities that mature in 397 days or fewer from the date of purchase.

The Portfolio will attempt to maximize its return by trading to take advantage of changing money market conditions and trends. The Portfolio will also trade to take advantage of what are believed to be disparities in yield relationships between different money market instruments. This procedure may increase or decrease the Portfolio’s yield depending upon management’s ability to correctly time and execute such transactions.

Market Overview

Concern over the pace of U.S. economic growth intensified over the course of the year, with members of the Federal Reserve (“Fed”) openly debating the possibility of a “double-dip” recession and deflation. The Fed’s primary concerns were with the poor state of the employment and housing markets. Against that backdrop, the Fed kept its short-term rate target in a range between 0% and 0.25%, and late in the year took the additional step of quantitative easing (buying Treasury bonds directly) to further lower bond yields and aid growth. Fed policies are important for money market investors, because they determine rates on money market securities. Record low Fed rate policy meant continued historically low yields on Treasury bills and LIBOR (the London interbank offered rate), two prominent money market benchmarks. Against that backdrop, the Merrill Lynch 3-Month T-Bill Index returned just 0.13% for the full year. By way of comparison, stocks and bonds returned 15.06% and 6.54%, as measured by the S&P 500® Index and Barclays Capital Aggregate Bond Index, respectively.

Portfolio Results

The Portfolio returned 0.29% for the twelve months ended December 31, 2010; by comparison, the Portfolio’s benchmark, the Merrill Lynch 3-Month Treasury Bill (T-Bill) Index (the “Index”), returned 0.13%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return of the Portfolio’s Money Market Funds peer group was 0.01%, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio’s absolute return reflects the historically low yields currently available on money market instruments. Relative to the peer group and benchmark, outperformance resulted from a management fee waiver which has been in effect since late 2008. The adviser will continue to monitor the need for this voluntary waiver in light of market and economic developments, and may discontinue the waiver at any time. In the absence of the fee waiver, the Portfolio’s return would have been lower.

With respect to the Portfolio’s yield, the manager added attractively valued securities when the opportunity presented itself over the course of the year; however, because interest rates on money market securities were so low, there was little differentiation in yield on securities in the marketplace. Indeed, the money market yield curve was essentially flat (there was little difference in yield on securities out to one year).

90	Money Market Portfolio

Money Market Portfolio

Portfolio Manager Outlook

Because the key determinant of money market rates is Fed interest rate policy, it is instructive to consider the Fed’s latest policy stance. The Federal Open Market Committee, which sets interest rate policy, continues to indicate that it will hold its rate target at current levels “for the foreseeable future”. Given prevailing economic conditions, we see no reason to doubt the Fed’s statement. In the meantime, we will work hard to maintain a positive yield consistent with maximum safety and liquidity.

AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NOT INSURED OR GUARANTEED

BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT

AGENCY. ALTHOUGH THE MONEY MARKET PORTFOLIO SEEKS TO PRESERVE THE VALUE

OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING

IN THE MONEY MARKET PORTFOLIO.

Money Market Portfolio	91

Money Market Portfolio

Schedule of Investments

December 31, 2010

Money Market Investments (100.1%)	Shares/ $ Par	Value $ (000’s)

Asset - Backed Securities (0.0%)
Nissan Auto Lease Trust, Series 2010 - A, Class A1, 0.561%, 6/15/11	6,223	6

Total		6

Autos (8.2%)
American Honda Finance Corp., 0.21%, 1/21/11	8,500,000	8,499
American Honda Finance Corp., 0.339%, 10/7/11 144A	10,000,000	10,000
Toyota Motor Credit Corp., 0.27%, 1/13/11	10,000,000	9,999
Toyota Motor Credit Corp., 0.364%, 8/22/11	10,500,000	10,500

Total		38,998

Beverage/Bottling (2.6%)
Coca - Cola Refreshments USA, Inc., 0.886%, 5/6/11	12,295,000	12,321

Total		12,321

Commercial Banks Non - US (14.9%)
Barclays Bank PLC, 0.439%, 7/19/11	10,000,000	10,000
Barclays US Funding LLC, 0.45%, 7/19/11	5,000,000	4,988
Barclays US Funding LLC, 0.48%, 7/1/11	5,500,000	5,487
HSBC Finance Corp., 0.17%, 1/7/11	10,000,000	10,000
HSBC Finance Corp., 0.21%, 1/26/11	6,200,000	6,199
Rabobank Nederland NV of NY, 0.306%, 8/8/11	15,000,000	15,000
Royal Bank of Canada, 0.20%, 2/1/11	9,500,000	9,498
Royal Bank of Canada, 0.20%, 2/22/11	10,000,000	9,997

Total		71,169

Commercial Banks US (1.7%)
Wells Fargo & Co., 0.05%, 1/3/11	8,040,000	8,040

Total		8,040

Consumer Products/Retailing (3.9%)
eBay, Inc., 0.18%, 1/10/11	9,000,000	9,000
eBay, Inc., 0.18%, 1/20/11	9,500,000	9,499

Total		18,499

Finance Services (7.0%)
Ciesco LLC, 0.27%, 2/22/11	9,500,000	9,496
Govco LLC, 0.37%, 6/10/11	9,000,000	8,985

Money Market Investments (100.1%)	Shares/ $ Par	Value $ (000’s)

Finance Services continued
Morgan Stanley, 0.539%, 1/18/11	14,800,000	14,800

Total		33,281

Government (25.2%)
US Treasury, 0.875%, 1/31/11	30,000,000	30,017
US Treasury, 0.875%, 2/28/11	30,000,000	30,035
US Treasury, 0.875%, 3/31/11	30,000,000	30,050
US Treasury, 0.875%, 4/30/11	30,000,000	30,069

Total		120,171

Information Technology (3.8%)
Google, Inc., 0.19%, 2/15/11	10,000,000	9,998
Google, Inc., 0.23%, 6/7/11	8,000,000	7,992

Total		17,990

Life Insurance (3.6%)
Mass Mutual Global Funding II, 0.289%, 4/21/11 144A	9,900,000	9,900
New York Life Global Funding, 0.258%, 4/1/11 144A	7,400,000	7,400

Total		17,300

Machinery (6.9%)
Caterpillar Financial Services Corp., 0.16%, 1/19/11	5,180,000	5,179
Caterpillar Financial Services Corp., 0.20%, 2/25/11	12,500,000	12,496
John Deere Capital Corp., 0.989%, 1/18/11	5,500,000	5,502
John Deere Credit, Ltd., 0.21%, 1/6/11	9,800,000	9,800

Total		32,977

Miscellaneous Business Credit Institutions (3.8%)
General Electric Capital Corp., 0.20%, 2/16/11	12,500,000	12,497
General Electric Capital Corp., 0.359%, 4/18/11	5,500,000	5,499

Total		17,996

Personal Credit Institutions (7.1%)
Old Line Funding LLC, 0.23%, 1/5/11	4,018,000	4,018
Old Line Funding LLC, 0.24%, 1/25/11	11,234,000	11,232
Straight - A Funding LLC, 0.21%, 1/18/11	4,000,000	3,999

Money Market Investments (100.1%)	Shares/ $ Par	Value $ (000’s)

Personal Credit Institutions continued
Straight - A Funding LLC, 0.24%, 2/14/11	14,400,000	14,396

Total		33,645

Short Term Business Credit (11.4%)
Atlantic Asset Securitization LLC, 0.25%, 1/18/11	9,700,000	9,699
Atlantic Asset Securitization LLC, 0.26%, 1/11/11	8,800,000	8,799
Falcon Asset Securitization Co. LLC, 0.25%, 2/11/11	11,500,000	11,497
Falcon Asset Securitization Co. LLC, 0.25%, 2/23/11	5,700,000	5,698
Sheffield Receivables, 0.24%, 1/24/11	9,500,000	9,498
Sheffield Receivables, 0.25%, 2/18/11	9,000,000	8,997

Total		54,188

Total Money Market Investments (Cost: $476,581)		476,581

Total Investments (100.1%)
(Cost: $476,581)		476,581

Other Assets, Less
Liabilities (-0.1%)		(290)

Net Assets (100.0%)		476,291

The Accompanying Notes are an Integral Part of the Financial Statements.

92	Money Market Portfolio

Money Market Portfolio

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010 the value of these securities (in thousands) was $27,300 representing 5.73% of the net assets.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2010. See Note 2C for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
US Government & Agency Bonds	$-	$120,171	$-
Corporate Bonds	-	100,922	-
Structured Products	-	6	-
Commercial Paper	-	255,482	-
Other Financial Instruments^	-	-	-
Total	$-	$476,581	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value. On December 31, 2010, this Portfolio did not hold any derivative instruments.

The Accompanying Notes are an Integral Part of the Financial Statements.

Money Market Portfolio	93

Short-Term Bond Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Provide as high a level of current income as is consistent with prudent investment risk.	Invest primarily in a diversified portfolio of high quality debt securities.	$130 million

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Short-Term Bond Portfolio (the “Portfolio”). In pursuit of its objective, the Portfolio invests primarily in a diversified portfolio of investment grade debt securities. The Portfolio may invest up to 20% of net assets in non-investment grade and up to 30% of net assets in foreign securities. Under normal market conditions, the Portfolio attempts to maintain an effective duration (a measure of the Portfolio’s share price sensitivity to changes in interest rates) of between zero and three years. Both a top-down and bottom-up investment approach is used to construct the portfolio of investments. The top-down investment approach involves an evaluation of the overall economic environment and its potential impact on the level and direction of interest rates. The bottom-up investment approach focuses on fundamental research of issuers to identify issuers that appear to have strong relative credit quality, solid balance sheets, improving company specific fundamentals, and free cash flows.

Market Overview

The performance of fixed income securities varied widely in 2010, as concern over the pace of U.S. economic growth grew and members of the Federal Reserve (“Fed”) openly debated the possibility of a “double-dip” recession and deflation. But despite challenges in the employment and housing markets, corporate profits and balance sheets generally improved during the year. In that environment, the Fed kept its short-term rate target at zero and late in the year took the additional step of quantitative easing (buying Treasury bonds directly) to further aid growth. Against that backdrop, more credit sensitive high yield and investment grade corporate bonds performed best. Treasurys did well until about November, when investors sold these bonds aggressively because of worries that the Fed’s policies would lead to future inflation. Mortgage-backed securities also had positive returns as a sector, although worry about interest rate volatility meant “plain vanilla” mortgages underperformed “structured” mortgage products. For the year, the broad Barclays Capital® Aggregate Bond Index gained 6.54%, and all sectors of the bond market managed positive results.

Portfolio Results

The Portfolio returned 3.63% for the twelve months ended December 31, 2010; by comparison, the Portfolio’s benchmark, the Barclays Capital® U.S. Aggregate 1-3 Year Index (the “Index”), returned 2.62%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return for the Portfolio’s peer group, Short-Intermediate Investment-Grade Debt Funds, was 3.34% according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio’s absolute returns were consistent with the performance of short-term investment grade bonds in 2010. Relative to the benchmark and Lipper group, the Portfolio benefited from the management team’s sector and security selection decisions.

In terms of sector allocation, it was beneficial to hold an underweight position in Treasurys and corresponding overweight to corporate securities. And within the mortgage allocation, the managers favored commercial mortgage-backed securities (CMBS) over traditional pass-through mortgages. This helped relative results because CMBS were among the best performers for the year.

Some of the management team’s individual security selection decisions also aided relative results. In the corporate slice, a number of the Portfolio’s Financials and Industrials bonds did well. It also helped to favor bonds rated BBB, which was the best-performing ratings tranche in the investment grade universe.

The managers also made some trades based on the shape of the yield curve for short-term bonds. The difference in yield between two- and five-year securities approached the widest level on record (the yield curve was steep) early in the year. This created an opportunity to buy some five-year corporate bonds with very attractive yields. The management team also implemented a yield curve “flattener” trade using two- and five-year Treasury futures based on the expectation that the yield difference between these maturities would narrow going forward. Despite some changes in between, the shape of the yield curve ended the year little changed, so the trade had only a modest effect on performance for the year.

Portfolio Manager Outlook

We have a mixed outlook, believing that corporations and consumers are making gradual improvement. But it is not clear the same can be said of the government, which is pursuing inflationary monetary and fiscal policies that are likely to lead to higher interest rates down the road. Given those concerns, we are likely to continue to underweight more interest rate sensitive Treasury bonds in favor of more attractively valued, higher-yielding securities in other sectors. Having said that, corporate bond yields are no longer as compelling to us as they once were. As a result, we are likely to add mortgage-backed securities, which look comparatively more attractive after underperforming in 2010. We also see some opportunities in non-dollar securities as a means to hedge against an increase in U.S. Treasury yields.

94	Short-Term Bond Portfolio

Short-Term Bond Portfolio

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2010
	1 Year	Since Inception*
Short-Term Bond Portfolio	3.63%	4.53%
Barclays Capital® U.S. Aggregate 1-3 Years Index	2.62%	4.64%
Lipper® Variable Insurance Products (VIP) Short-Intermediate Investment Grade Debt Funds Average	3.34%	-

*	Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

The Portfolio may use derivative instruments for hedging or other purposes as part of its investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Fixed Income Holdings 12/31/10

Security Description	% of Net Assets
US Treasury, Various	35.7%
Federal National Mortgage Association, Various	6.3%
Federal Home Loan Mortgage Corp., Various	4.2%
Federal Home Loan Bank, 1.625%, 3/20/13	3.9%
Swedbank AB, 2.90%, 1/14/13	1.6%
Cie de Financement Foncier, Various	1.5%
Mexico Cetes, 0.00%, 1/27/11	1.2%
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-C1, Class A3, 4.719%, 1/15/38	1.2%
Nationwide Building Society, 2.50%, 8/17/12	0.9%
Volkswagen Auto Loan Enhanced Trust, Series 2008-2, Class A4A, 6.24%, 7/20/15	0.8%

Sector Allocation 12/31/10

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

The Corporate Bonds sector includes bonds of companies and governments headquartered outside the United States.

The Government and Structured Product categories include domestic taxable bonds.

Consistent with the Portfolio’s stated parameters, no more than 30% of the Portfolio is invested in foreign securities, and no more than 20% is invested in high yield securities.

Short-Term Bond Portfolio	95

Short-Term Bond Portfolio

Schedule of Investments

December 31, 2010

Corporate Bonds (33.6%)	Shares/ $ Par	Value $ (000’s)

Aerospace/Defense (0.8%)
Boeing Capital Corp., 5.80%, 1/15/13	80,000	87
The Boeing Co., 1.875%, 11/20/12	170,000	173
General Dynamics Corp., 1.80%, 7/15/11	105,000	106
General Dynamics Corp., 5.25%, 2/1/14	135,000	148
Northrop Grumman Corp., 1.85%, 11/15/15	250,000	240
Northrop Grumman Systems Corp., 7.125%, 2/15/11	250,000	252

Total		1,006

Auto Manufacturing (1.4%)
American Honda Finance Corp., 2.375%, 3/18/13 144A	50,000	51
American Honda Finance Corp., 2.50%, 9/21/15 144A	750,000	741
Daimler Finance North America LLC, 5.75%, 9/8/11	250,000	258
PACCAR Financial Corp., 1.95%, 12/17/12	155,000	158
PACCAR, Inc., 6.875%, 2/15/14	95,000	109
Toyota Motor Credit Corp., 3.20%, 6/17/15	200,000	206
Volkswagen International Finance NV, 1.625%, 8/12/13 144A	300,000	300

Total		1,823

Banking (13.2%)
ANZ National Int’l, Ltd./London, 2.375%, 12/21/12 144A	165,000	167
The Bank of New York Mellon Corp., 2.95%, 6/18/15	250,000	253
Bank of Nova Scotia, 3.40%, 1/22/15	250,000	259
Bank of Tokyo-Mitsubishi UFJ, Ltd., 3.85%, 1/22/15 144A	125,000	130
Barclays Bank PLC, 2.50%, 9/21/15 144A	750,000	723
BB&T Corp., 3.375%, 9/25/13	240,000	251

Corporate Bonds (33.6%)	Shares/ $ Par	Value $ (000’s)

Banking continued
BNP Paribas, 3.25%, 3/11/15	250,000	253
BNP Paribas Home Loan Covered Bonds SA, 2.20%, 11/2/15 144A	800,000	766
Canadian Imperial Bank of Commerce, 2.35%, 12/11/15	100,000	98
Canadian Imperial Bank of Commerce, 2.60%, 7/2/15 144A	600,000	603
Cie de Financement Foncier, 1.625%, 7/23/12 144A	1,000,000	1,005
Cie de Financement Foncier, 2.50%, 9/16/15 144A	1,000,000	975
Citigroup, Inc., 4.75%, 5/19/15	250,000	262
Citigroup, Inc., 6.50%, 8/19/13	200,000	220
Commonwealth Bank of Australia, 2.50%, 12/10/12 144A	1,000,000	1,031
Credit Suisse USA, Inc., 5.50%, 8/16/11	225,000	232
Deutsche Bank AG/London, 2.375%, 1/11/13	250,000	254
DnB NOR Boligkreditt, 2.10%, 10/14/15 144A	600,000	571
Eksportfinans ASA, 2.00%, 9/15/15	1,000,000	977
The Goldman Sachs Group, Inc., 3.70%, 8/1/15	180,000	183
HSBC Bank PLC, 3.50%, 6/28/15 144A	200,000	205
Jefferies Group, Inc., 3.875%, 11/9/15	215,000	211
JPMorgan Chase & Co., 4.75%, 5/1/13	250,000	268
Morgan Stanley, 3.45%, 11/2/15	250,000	244
Morgan Stanley, 6.00%, 5/13/14	150,000	162
National Australia Bank, Ltd., 2.75%, 9/28/15 144A	250,000	246
Nationwide Building Society, 2.50%, 8/17/12 144A	1,200,000	1,229
Nordea Bank AB, 3.70%, 11/13/14 144A	250,000	258
PNC Funding Corp., 3.00%, 5/19/14	185,000	188

Corporate Bonds (33.6%)	Shares/ $ Par	Value $ (000’s)

Banking continued
Regions Financial Corp., 4.875%, 4/26/13	100,000	97
Royal Bank of Canada, 2.625%, 12/15/15	150,000	150
The Royal Bank of Scotland PLC, 3.40%, 8/23/13	350,000	353
Santander US Debt SA Unipersonal, 3.724%, 1/20/15 144A	250,000	237
Sparebanken 1 Boligkreditt, 1.25%, 10/25/13 144A	550,000	546
Standard Chartered PLC, 3.85%, 4/27/15 144A	160,000	165
Swedbank AB, 2.90%, 1/14/13 144A	2,000,000	2,064
The Toronto-Dominion Bank, 2.20%, 7/29/15 144A	625,000	615
U.S. Bancorp, 2.45%, 7/27/15	390,000	387
Union Bank NA, 2.125%, 12/16/13	250,000	250
Westpac Banking Corp., 3.00%, 8/4/15	100,000	100

Total		17,188

Beverage/Bottling (0.3%)
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 3/26/13	250,000	256
Dr. Pepper Snapple Group, Inc., 2.35%, 12/21/12	170,000	174

Total		430

Cable/Media/Broadcasting/Satellite (0.7%)
Comcast Corp., 4.95%, 6/15/16	90,000	97
Comcast Corp., 5.90%, 3/15/16	160,000	179
Discovery Communications LLC, 3.70%, 6/1/15	180,000	187
Time Warner, Inc., 3.15%, 7/15/15	135,000	137
Viacom, Inc., 4.375%, 9/15/14	250,000	266

Total		866

Conglomerate/Diversified Manufacturing (0.6%)
E. I. du Pont de Nemours & Co., 1.95%, 1/15/16	475,000	460

The Accompanying Notes are an Integral Part of the Financial Statements.

96	Short-Term Bond Portfolio

Short-Term Bond Portfolio

Corporate Bonds (33.6%)	Shares/ $ Par	Value $ (000’s)

Conglomerate/Diversified Manufacturing continued
General Electric Co., 5.00%, 2/1/13	325,000	347

Total		807

Consumer Products (0.3%)
The Clorox Co., 3.55%, 11/1/15	250,000	257
Colgate-Palmolive Co., 4.20%, 5/15/13	125,000	134

Total		391

Electric Utilities (1.9%)
Consolidated Edison Co. of New York, 3.85%, 6/15/13	250,000	264
Entergy Arkansas, Inc., 5.40%, 8/1/13	250,000	272
Exelon Corp., 4.90%, 6/15/15	250,000	267
FPL Group Capital, Inc., 2.60%, 9/1/15	500,000	490
Nevada Power Co., 6.50%, 4/15/12	250,000	266
Pacific Gas & Electric Co., 4.80%, 3/1/14	250,000	269
PacifiCorp, 5.45%, 9/15/13	250,000	274
PSEG Power LLC, 2.50%, 4/15/13	100,000	102
Southern California Edison Co., 5.75%, 3/15/14	250,000	279

Total		2,483

Electronics (0.8%)
Broadcom Corp., 2.375%, 11/1/15 144A	400,000	389
Hewlett-Packard Co., 4.50%, 3/1/13	250,000	268
International Business Machines Corp., 1.00%, 8/5/13	330,000	329

Total		986

Finance Services (0.3%)
ACE INA Holdings, Inc., 2.60%, 11/23/15	450,000	443

Total		443

Food Processors (0.6%)
ConAgra Foods, Inc., 5.875%, 4/15/14	250,000	277
H.J. Heinz Co., 5.35%, 7/15/13	250,000	274
Kraft Foods, Inc., 5.625%, 11/1/11	20,000	21
Kraft Foods, Inc., 6.25%, 6/1/12	35,000	37

Corporate Bonds (33.6%)	Shares/ $ Par	Value $ (000’s)

Food Processors continued
Mead Johnson Nutrition Co., 3.50%, 11/1/14	200,000	207

Total		816

Gas Pipelines (0.8%)
DCP Midstream Operating LP, 3.25%, 10/1/15	270,000	266
Enterprise Products Operating LLC, 5.60%, 10/15/14	250,000	276
Kinder Morgan Energy Partner LP, 6.75%, 3/15/11	250,000	253
Plains All American Pipeline LP/PAA Finance Corp., 3.95%, 9/15/15	30,000	31
Plains All American Pipeline LP/PAA Finance Corp., 5.625%, 12/15/13	175,000	191
TransCanada PipeLines, Ltd., 3.40%, 6/1/15	85,000	88

Total		1,105

Health Care/Pharmaceuticals (1.0%)
Baxter International, Inc., 1.80%, 3/15/13	50,000	51
Express Scripts, Inc., 5.25%, 6/15/12	250,000	264
Life Technologies Corp., 3.375%, 3/1/13	105,000	107
Medtronic, Inc., 3.00%, 3/15/15	250,000	256
Novartis Capital Corp., 2.90%, 4/24/15	250,000	257
Stryker Corp., 3.00%, 1/15/15	135,000	138
Thermo Fisher Scientific, Inc., 3.25%, 11/20/14	250,000	257

Total		1,330

Independent Finance (0.1%)
General Electric Capital Corp., 5.25%, 10/19/12	25,000	27
Nissan Motor Acceptance Corp., 3.25%, 1/30/13 144A	65,000	66
Nissan Motor Acceptance Corp., 4.50%, 1/30/15 144A	30,000	31

Total		124

Information/Data Technology (0.4%)
Adobe Systems, Inc., 3.25%, 2/1/15	250,000	255
Xerox Corp., 4.25%, 2/15/15	250,000	261

Total		516

Corporate Bonds (33.6%)	Shares/ $ Par	Value $ (000’s)

Life Insurance (0.5%)
American International Group, Inc., 3.65%, 1/15/14	115,000	117
Metropolitan Life Global Funding I, 2.50%, 1/11/13 144A	250,000	255
Prudential Financial, Inc., 4.75%, 9/17/15	250,000	265

Total		637

Machinery (0.3%)
Caterpillar Financial Services Corp., 1.90%, 12/17/12	180,000	183
John Deere Capital Corp., 4.95%, 12/17/12	250,000	270

Total		453

Metals/Mining (0.9%)
Alcoa, Inc., 5.375%, 1/15/13	76,000	81
Anglo American Capital PLC, 2.15%, 9/27/13 144A	300,000	302
ArcelorMittal, 5.375%, 6/1/13	250,000	266
Rio Tinto Alcan, Inc., 4.875%, 9/15/12	250,000	264
Steel Dynamics, Inc., 7.375%, 11/1/12	250,000	264

Total		1,177

Oil and Gas (2.0%)
BP Capital Markets PLC, 3.125%, 10/1/15	385,000	385
Cenovus Energy, Inc., 4.50%, 9/15/14	250,000	268
Devon Financing Corp. ULC, 6.875%, 9/30/11	250,000	261
EnCana Corp., 4.75%, 10/15/13	250,000	270
EOG Resources, Inc., 2.95%, 6/1/15	450,000	453
Occidental Petroleum Corp., 2.50%, 2/1/16	400,000	399
Occidental Petroleum Corp., 7.00%, 11/1/13	250,000	289
XTO Energy, Inc., 4.90%, 2/1/14	250,000	276

Total		2,601

Other Finance (0.7%)
American Express Credit Corp., 2.75%, 9/15/15	200,000	197
American Express Credit Corp., 5.125%, 8/25/14	215,000	232
USAA Capital Corp., 2.24%, 3/30/12	500,000	509

Total		938

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio	97

Short-Term Bond Portfolio

	Corporate Bonds (33.6%)	Shares/ $ Par	Value $ (000’s)

	Other Holdings (2.7%)
(f)	Brazilian Government International Bond, 12.50%, 1/5/16	675,000	471
(f)	Canadian Treasury Bill, 0.00%, 2/3/11	850,000	852
(f)	Commonwealth of Australia, 0.00%, 1/21/11	505,000	515
(f)	Mexico Cetes, 0.00%, 1/27/11	1,960,000	1,583
(f)	Morgan Stanley, 10.00%, 4/8/12 144A	250,000	151

	Total		3,572

	Railroads (0.2%)
	Norfolk Southern Corp., 6.75%, 2/15/11	237,000	238

	Total		238

	Real Estate Investment Trusts (1.3%)
	Duke Realty LP, 5.625%, 8/15/11	250,000	255
	Simon Property Group LP, 6.75%, 5/15/14	250,000	282
	Vornado Realty LP, 4.25%, 4/1/15	235,000	237
	WEA Finance LLC / WT Finance Aust Pty, Ltd., 7.50%, 6/2/14 144A	250,000	284
	World Financial Properties Tower B Corp., 6.91%, 9/1/13 144A	549,123	581

	Total		1,639

	Retail Stores (0.4%)
	Lowe’s Cos., 5.00%, 10/15/15	250,000	278
	Staples, Inc., 7.75%, 4/1/11	250,000	254

	Total		532

	Telecommunications (1.2%)
	America Movil SAB de CV, 3.625%, 3/30/15	215,000	221
	Cellco Partnership/Verizon Wireless Captial LLC, 3.75%, 5/20/11	250,000	253
	France Telecom SA, 4.375%, 7/8/14	250,000	267
	Sprint Capital Corp., 7.625%, 1/30/11	250,000	251
	Telecom Italia Capital SA, 4.95%, 9/30/14	250,000	256
	Telefonica Emisiones SAU, 5.855%, 2/4/13	250,000	267

	Total		1,515

	Corporate Bonds (33.6%)	Shares/ $ Par	Value $ (000’s)

	Vehicle Parts (0.2%)
	Johnson Controls, Inc., 5.25%, 1/15/11	250,000	250

	Total		250

	Total Corporate Bonds
	(Cost: $43,315)		43,866

	Governments (43.8%)

	Governments (43.8%)
	Federal Home Loan Bank, 1.625%, 3/20/13	5,000,000	5,090
	Federal National Mortgage Association, 3.875%, 7/12/13	5,000,000	5,370
(b)	US Treasury, 0.50%, 11/30/12	4,400,000	4,394
	US Treasury, 0.50%, 11/15/13	1,600,000	1,579
(b)	US Treasury, 0.625%, 6/30/12	5,545,000	5,561
	US Treasury, 0.75%, 5/31/12	6,000,000	6,029
(b)	US Treasury, 0.875%, 2/29/12	16,822,000	16,920
	US Treasury, 1.00%, 3/31/12	729,000	735
	US Treasury, 1.375%, 11/30/15	725,000	705
	US Treasury, 2.625%, 8/15/20	1,400,000	1,327
	US Treasury, 2.75%, 2/15/19	2,133,000	2,105
(b)	US Treasury, 3.50%, 5/15/20	6,380,000	6,536
	US Treasury, 4.00%, 2/15/15	659,000	722

	Total Governments
	(Cost: $56,867)		57,073

	Structured Products (20.1%)

	Structured Products (20.1%)
	Banc of America Commercial Mortgage, Inc., Series 2004-6, Class A2, 4.161%, 12/10/42	316,129	320
	BCRR Trust, Series 2010-LEAF, Class 39A, 4.23%, 3/22/34 144A	157,895	158
	BCRR Trust, Series 2010-LEAF, Class 41A, 4.23%, 12/22/35 144A	500,000	504

Structured Products (20.1%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
BCRR Trust, Series 2010-LEAF, Class 15A, 4.23%, 5/22/33 144A	556,043	557
BCRR Trust, Series 2010-LEAF, Class 33A, 4.23%, 9/22/34 144A	750,000	753
BCRR Trust, Series 2010-LEAF, Class 5A, 4.23%, 5/22/35 144A	500,000	508
Bear Stears Commercial Mortgage Securities, Inc., Series 2007-PW17, Class AAB, 5.703%, 6/11/50	750,000	797
FDIC Structured Sale Guaranteed Notes, Series 2010-S2, Class 2A, 2.57%, 7/29/47 144A	761,329	769
Federal Home Loan Mortgage Corp., Series K009, Class X1, 1.522%, 8/25/20 IO	2,554,238	237
Federal Home Loan Mortgage Corp., 5.00%, 4/1/18	303,107	323
Federal Home Loan Mortgage Corp., 5.00%, 8/1/40	2,863,400	3,005
Federal Home Loan Mortgage Corp., 5.50%, 5/1/22	1,678,358	1,801
Federal Home Loan Mortgage Corp., Series 2439, Class LH, 6.00%, 4/15/32	331,206	363
Federal Home Loan Mortgage Corp., 7.00%, 12/1/35	305,998	347
Federal National Mortgage Association, 5.00%, 5/1/20	858,773	917
Federal National Mortgage Association, 6.00%, 8/1/22	671,654	732
Federal National Mortgage Association, 6.50%, 8/1/37	1,024,599	1,140
First Union National Bank Commercial Mortgage Trust, Series 1999-C4, Class E, 7.713%, 12/15/31 144A	354,221	355
Ford Credit Auto Owner Trust, Series 2009-E, Class D, 5.53%, 5/15/16 144A	600,000	630

The Accompanying Notes are an Integral Part of the Financial Statements.

98	Short-Term Bond Portfolio

Short-Term Bond Portfolio

Structured Products (20.1%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
GMAC Mortgage Corp. Loan Trust, Series 2010-1, Class A, 4.25%, 7/25/40 144A	453,975	458
John Deere Owner Trust, Series 2008-A, Class A4, 4.89%, 3/16/15	997,674	1,013
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-C1, Class A3, 4.719%, 1/15/38	1,490,000	1,568
LB-UBS Commercial Mortgage Trust, Series 2003-C7, Class A2, 4.064%, 9/15/27	43,377	43
LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class A2, 4.201%, 12/15/29	185,489	186
LB-UBS Commercial Mortgage Trust, Series 2004-C6, Class A6, 5.02%, 8/15/29	425,000	452
LB-UBS Commercial Mortgage Trust, Series 2001-WM, Class A2, 6.53%, 7/14/16 144A	750,000	751
LB-UBS Commercial Mortgage Trust, Series 2001-WM, Class F, 7.272%, 7/14/16 144A	180,000	180
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class C, 7.95%, 3/15/32	707,599	709
Lehman Large Loan, Series 1997-LLI, Class E, 7.30%, 10/12/34	1,000,000	1,031
Louisiana Public Facilities Authority, Series 2008, Class A2, 5.75%, 2/1/19	75,000	84

Structured Products (20.1%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
MASTR Asset Securitization Trust, Series 2003-10, Class 1A1, 5.25%, 11/25/23	95,039	98
Merrill Lynch Mortgage Trust, Series 2002-MW1, Class A4, 5.619%, 7/12/34	1,000,000	1,040
Steiner Properties LLC, Series 1997-1, Class A, 7.482%, 3/31/12 144A	132,609	133
Thornburg Mortgage Securities Trust, Series 2006-5, Class A1, 0.381%, 10/25/46	1,081,658	1,072
Thornburg Mortgage Securities Trust, Series 2007-2, Class A3A, 0.383%, 6/25/37	521,678	513
USAA Auto Owner Trust, Series 2008-2, Class A4, 5.16%, 11/15/13	1,000,000	1,035
Volkswagen Auto Loan Enhanced Trust, Series 2008-2, Class A4A, 6.24%, 7/20/15	1,000,000	1,083
Washington Mutual Commercial Mortgage Securities Trust, Series 2003-C1A, Class A, 3.83%, 1/25/35 144A	214,412	216
Washington Mutual Commercial Mortgage Securities Trust, Series 2005-C1A, Class A2, 5.15%, 5/25/36 144A	26,157	26
Wells Fargo Mortgage Backed Securities Trust, Series 2004-3, Class A, 4.75%, 4/25/19	350,349	357

Total Structured Products
(Cost: $25,736)		26,264

	Short Term Investments (3.0%)	Shares/ $ Par	Value $ (000’s)

	Commercial Banks Non-US (0.8%)
(b)	Barclays US Funding LLC, 0.23%, 1/5/11	1,000,000	1,000

	Total		1,000

	Finance Services (0.7%)
(b)	Govco LLC, 0.24%, 1/20/11	1,000,000	1,000

	Total		1,000

	Miscellaneous Business Credit Institutions (0.7%)
(b)	General Electric Capital Corp., 0.03%, 1/3/11	900,000	900

	Total		900

	Short Term Business Credit (0.8%)
(b)	Atlantic Asset Securitization LLC, 0.24%, 1/14/11	1,000,000	1,000

	Total		1,000

	Total Short-Term Investments
	(Cost: $3,900)		3,900

	Total Investments (100.5%)
	(Cost: $129,818)(a)		131,103

	Other Assets, Less
	Liabilities (-0.5%)		(683)

	Net Assets (100.0%)		130,420

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010 the value of these securities (in thousands) was $20,685 representing 15.9% of the net assets.

IO — Interest Only Security

(a) At December 31, 2010 the aggregate cost of securities for federal tax purposes (in thousands) was $129,818 and the net unrealized appreciation of investments based on that cost was $1,285 which is comprised of $1,979 aggregate gross unrealized appreciation and $694 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio	99

Short-Term Bond Portfolio

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
US Five Year Treasury Note Futures (Short) (Total Notional Value at December 31, 2010, $11,132)	93	3/11	$184
US Two Year Treasury Note Futures (Short) (Total Notional Value at December 31, 2010, $23,666)	108	3/11	24

(f)	Foreign Bond — par value is foreign denominated

(h)	Forward foreign currency contracts outstanding on December 31, 2010.

Type	Counterparty	Currency	Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Buy	Barclays Bank PLC	MXN	12,950	1/11	$-	$(7)	$(7)
Sell	Barclays Bank PLC	MXN	12,950	1/11	-	(12)	(12)

					$-	$(19)	$(19)

MXN — Mexican New Peso

(l)	As of December 31, 2010 portfolio securities with an aggregate value of $133 (in thousands) were fair valued under procedures adopted by the Board of Directors.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2010. See Note 2C for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
US Government & Agency Bonds	$-	$57,073	$-
Foreign Bonds	-	3,572	-
Corporate Bonds	-	40,294	-
Structured Products	-	26,131	133
Short-Term Investments	-	3,900	-
Other Financial Instruments - Futures^	208	-	-
Liabilities:
Other Financial Instruments - Forward Currency Contracts^	-	(19)	-
Total	$208	$130,951	$133

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

100	Short-Term Bond Portfolio

Select Bond Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Realize as high a level of total return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholders’ capital.	Invest primarily in a diversified of high quality debt securities.	$1.4 billion

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Select Bond Portfolio (the “Portfolio”). The Portfolio seeks to achieve its objectives by investing in a diversified portfolio of investment grade debt securities with maturities exceeding one year. The Portfolio invests in both domestic and foreign investment grade debt securities. Up to 20% of net assets may be invested in below investment grade securities. Under normal market conditions, the Portfolio attempts to maintain an effective duration (a measure of the Portfolio’s share price sensitivity to changes in interest rates) of between three and eight years. Both a top-down and bottom-up investment approach is used to construct the portfolio of investments. The top-down investment approach involves an evaluation of the overall economic environment and its potential impact on the level and direction of interest rates. The bottom-up investment approach focuses on fundamental research of issuers to identify issuers that appear to have strong relative credit quality, solid balance sheets, improving company specific fundamentals, and free cash flows.

Market Overview

The performance of fixed income securities varied widely in 2010, as concern over the pace of U.S. economic growth grew and members of the Federal Reserve (“Fed”) openly debated the possibility of a “double-dip” recession and deflation. But despite challenges in the employment and housing markets, corporate profits and balance sheets generally improved during the year. In that environment, the Fed kept its short-term rate target at zero and late in the year took the additional step of quantitative easing (buying Treasury bonds directly) to further aid growth. Against that backdrop, more credit sensitive high yield and investment grade corporate bonds performed best. Treasurys did well until about November, when investors sold these bonds aggressively because of worries that the Fed’s policies would lead to future inflation. Mortgage-backed securities also had positive returns as a sector, although worry about interest rate volatility meant “plain vanilla” mortgages underperformed “structured” mortgage products. For the year, the broad Barclays Capital® Aggregate Bond Index gained 6.54%, and all sectors of the bond market managed positive results.

Portfolio Results

The Portfolio returned 6.59% for the twelve months ended December 31, 2010; by comparison, the Portfolio’s benchmark, the Barclays Capital® U.S. Aggregate Bond Index (the “Index”), returned 6.54%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return for the Portfolio’s peer group,

A-Rated Corporate Debt Funds, was 8.18%, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio’s absolute returns reflected the solid performance of investment grade bonds in 2010. Relative to the benchmark, the Portfolio benefited from sector and security selection decisions. Relative to its Lipper® peer group, while the Portfolio outperformed the peer group average over the five- and ten- year periods ended December 31, 2010, it lagged in the one-year period as a result of its decision to hold fewer credit-sensitive bonds, which performed best as a category in 2010.

In terms of sector allocation, it was beneficial to hold an underweight position in Treasurys and a corresponding overweight to corporate securities. And within the mortgage allocation, the managers favored commercial mortgage-backed securities (CMBS) over traditional pass-through mortgages. This helped relative results because CMBS were among the best performers for the year.

Some of the managers’ individual security selection decisions also aided relative results. Within the corporate slice, a number of Financials and Industrials bonds did well. It also helped to favor bonds rated BBB, which was the best-performing ratings tranche in the investment grade universe.

However, not all of the management team’s trades worked as well as expected. The managers initiated a yield curve flattener trade in late 2009 and early 2010 when the slope of the Treasury yield curve approached record levels of steepness (the difference in yield between short- and long-term Treasuries reached the widest level on record). They implemented the trade using two- and 30-year Treasury futures based on the expectation that the yield difference between two- and 30-year securities would narrow going forward. This trade benefited the Portfolio for much of 2010, as the curve gradually flattened. But those benefits were reversed during the Treasury sell-off which occurred in the fourth quarter, when the curve reverted to record levels of steepness.

Portfolio Manager Outlook

We have a mixed outlook, believing that corporations and consumers are making gradual improvement. But it is not clear the same can be said of the government, which is pursuing inflationary monetary and fiscal policies that are likely to lead to higher interest rates down the road. Given those concerns, we are likely to continue to underweight more interest rate sensitive

Select Bond Portfolio	101

Select Bond Portfolio

Treasury bonds in favor of more attractively valued, higher-yielding securities in other sectors. Having said that, corporate bond yields are no longer as compelling to us as they once were. As a result, we are likely to add mortgage-backed securities, which look comparatively more attractive after underperforming in 2010. We also see some opportunities in non-dollar securities as a means to hedge against an increase in U.S. Treasury yields.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2010
	1 Year	5 Years	10 Years
Select Bond Portfolio	6.59%	5.85%	6.38%
Barclays Capital® U.S. Aggregate Index	6.54%	5.80%	5.84%
Lipper® Variable Insurance Products (VIP) Corporate Debt Funds A-Rated Average	8.18%	4.80%	5.26%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/00. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

The Portfolio may use derivative instruments for hedging or other purposes as part of its investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

102	Select Bond Portfolio

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Top 10 Fixed Income Holdings 12/31/10

Security Description	% of Net Assets
US Treasury, Various	31.5%
Federal National Mortgage Association, Various	11.7%
Federal Home Loan Mortgage Corp., Various	8.8%
AEP Texas Central Transition Funding LLC, Series 2006-A, Class A5, 5.306%, 7/1/21	1.3%
Mexico Cetes, 0.00%, 1/27/11	1.0%
Morgan Stanley Reremic Trust, Series 2009-GG10, Class A4A, 5.807%, 8/12/45	1.0%
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2009-RR1, Class A4A, 5.653%, 3/18/51	0.9%
Swedbank AB, 2.90%, 1/14/13	0.8%
Canadian Treasury Bill, 0.00%, 2/3/11	0.8%
US Treasury Inflation Index Bond, Various	0.7%

Sector Allocation 12/31/10

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

The Corporate Bonds sector includes bonds of companies and governments headquartered outside the United States.

The Government and Structured Product categories include domestic taxable bonds.

Consistent with the Portfolio’s stated parameters, no more than 30% of the Portfolio is invested in foreign securities, and no more than 20% is invested in high yield securities.

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Schedule of Investments

December 31, 2010

Corporate Bonds (29.1%)	Shares/ $ Par	Value $ (000’s)

Aerospace/Defense (0.9%)
AWAS Aviation Capital, Ltd., 7.00%, 10/15/16 144A	2,250,000	2,230
BAE Systems Holdings, Inc., 6.375%, 6/1/19 144A	740,000	822
Boeing Capital Corp., 5.80%, 1/15/13	240,000	262
The Boeing Co., 1.875%, 11/20/12	510,000	519
General Dynamics Corp., 1.80%, 7/15/11	415,000	419
Goodrich Corp., 4.875%, 3/1/20	250,000	263
L-3 Communications Corp., 6.375%, 10/15/15	2,820,000	2,905
Litton Industries, Inc., 6.75%, 4/15/18	1,000,000	1,172
Lockheed Martin Corp., 6.15%, 9/1/36	235,000	255
Lockheed Martin Corp., 7.65%, 5/1/16	500,000	608
Meccanica Holdings USA, 6.25%, 7/15/19 144A	615,000	650
Meccanica Holdings USA, 6.25%, 1/15/40 144A	650,000	597
Northrop Grumman Corp., 3.50%, 3/15/21	1,765,000	1,643

Total		12,345

Auto Manufacturing (0.1%)
American Honda Finance Corp., 3.50%, 3/16/15 144A	810,000	830
PACCAR Financial Corp., 1.95%, 12/17/12	690,000	703
PACCAR, Inc., 6.875%, 2/15/14	315,000	361

Total		1,894

Banking (8.2%)
Ameriprise Financial, Inc., 5.30%, 3/15/20	85,000	89
ANZ National Int’l, Ltd./London, 2.375%, 12/21/12 144A	1,335,000	1,356
Australia & New Zealand Banking Group, Ltd., 5.10%, 1/13/20 144A	1,050,000	1,092
Bank of America Corp., 5.625%, 7/1/20	730,000	744
Bank of America Corp., 5.75%, 12/1/17	985,000	1,025
Bank of America Corp., 6.00%, 9/1/17	990,000	1,037
Bank of New York Mellon Corp., 2.50%, 1/15/16	210,000	208

Corporate Bonds (29.1%)	Shares/ $ Par	Value $ (000’s)

Banking continued
Barclays Bank PLC, 2.50%, 9/21/15 144A	4,500,000	4,337
Barclays Bank PLC, 5.00%, 9/22/16	125,000	132
Barclays Bank PLC, 6.05%, 12/4/17 144A	170,000	174
BNP Paribas, 7.195%, 12/31/49 144A	200,000	191
BNP Paribas Home Loan Covered Bonds SA, 2.20%, 11/2/15 144A	9,400,000	9,002
Canadian Imperial Bank of Commerce, 2.60%, 7/2/15 144A	3,470,000	3,489
Cie de Financement Foncier, 2.50%, 9/16/15 144A	6,000,000	5,848
Citigroup, Inc., 4.75%, 5/19/15	3,420,000	3,581
Citigroup, Inc., 6.125%, 11/21/17	2,075,000	2,274
Citigroup, Inc., 6.125%, 5/15/18	605,000	663
Countrywide Financial Corp., 5.80%, 6/7/12	575,000	605
Credit Agricole SA/London, 6.637%, 12/31/49 144A	220,000	189
Credit Suisse Guernsey, Ltd., 5.86%, 12/31/49	85,000	80
Credit Suisse of New York, 4.375%, 8/5/20	3,420,000	3,358
DnB NOR Boligkreditt, 2.10%, 10/14/15 144A	6,680,000	6,353
Eksportfinans ASA, 2.00%, 9/15/15	6,000,000	5,860
First Horizon National Corp., 5.375%, 12/15/15	1,135,000	1,146
The Goldman Sachs Group, Inc., 3.70%, 8/1/15	380,000	387
The Goldman Sachs Group, Inc., 5.75%, 10/1/16	390,000	425
The Goldman Sachs Group, Inc., 5.95%, 1/18/18	120,000	130
The Goldman Sachs Group, Inc., 6.00%, 6/15/20	735,000	794
The Goldman Sachs Group, Inc., 6.15%, 4/1/18	1,115,000	1,228
The Goldman Sachs Group, Inc., 6.25%, 9/1/17	65,000	72
HSBC Bank PLC, 4.125%, 8/12/20 144A	1,690,000	1,624

	Corporate Bonds (29.1%)	Shares/ $ Par	Value $ (000’s)

	Banking continued
	HSBC Capital Funding LP, 4.61%, 12/31/49 144A	570,000	538
	JPMorgan Chase & Co., 4.25%, 10/15/20	5,085,000	4,966
	JPMorgan Chase & Co., 6.00%, 1/15/18	720,000	804
(d)	Lehman Brothers Holdings, Inc., 5.50%, 4/4/16	385,000	89
(d)	Lehman Brothers Holdings, Inc., 6.875%, 5/2/18	480,000	119
	Merrill Lynch & Co., 6.22%, 9/15/26	240,000	228
	Merrill Lynch & Co., 6.40%, 8/28/17	3,110,000	3,288
	Morgan Stanley, 3.45%, 11/2/15	1,770,000	1,726
	Morgan Stanley, 5.55%, 4/27/17	800,000	833
	Morgan Stanley, 5.95%, 12/28/17	2,380,000	2,518
	Morgan Stanley, 6.625%, 4/1/18	640,000	694
	Morgan Stanley, 7.30%, 5/13/19	710,000	799
	National Australia Bank, Ltd., 2.75%, 9/28/15 144A	1,775,000	1,748
	Nationwide Building Society, 2.50%, 8/17/12 144A	5,575,000	5,708
	Nordea Bank AB, 4.875%, 1/27/20 144A	695,000	713
	The Northern Trust Co., 5.85%, 11/9/17	250,000	280
	PNC Funding Corp., 4.375%, 8/11/20	1,680,000	1,660
	Regions Financial Corp., 5.75%, 6/15/15	1,940,000	1,899
	The Royal Bank of Scotland PLC, 5.625%, 8/24/20	1,710,000	1,700
	Santander US Debt SA Unipersonal, 3.724%, 1/20/15 144A	1,240,000	1,175
	Sparebanken 1 Boligkreditt, 1.25%, 10/25/13 144A	6,300,000	6,258
	SunTrust Banks, Inc., 6.00%, 9/11/17	570,000	599
	Swedbank AB, 2.90%, 1/14/13 144A	11,000,000	11,350
	The Toronto-Dominion Bank, 2.20%, 7/29/15 144A	1,775,000	1,746

The Accompanying Notes are an Integral Part of the Financial Statements.

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	Corporate Bonds (29.1%)	Shares/ $ Par	Value $ (000’s)

	Banking continued
	U.S. Bancorp, 4.20%, 5/15/14	400,000	427
	UBS Preferred Funding Trust V, 6.243%, 12/31/49	170,000	163
	USB Capital XIII Trust, 6.625%, 12/15/39	415,000	424
	Wachovia Corp., 5.75%, 2/1/18	280,000	311
(d)	Washington Mutual Bank, 6.75%, 5/20/36	520,000	1
(d)	Washington Mutual Bank, 6.875%, 6/15/11	505,000	1
	Wells Fargo & Co., 7.98%, 12/31/49	250,000	264
	Westpac Banking Corp., 3.00%, 8/4/15	1,015,000	1,020

	Total		111,542

	Beverage/Bottling (0.9%)
	Anheuser-Busch Cos., 4.50%, 4/1/18	40,000	41
	Anheuser-Busch Cos., 5.75%, 4/1/36	200,000	208
	Anheuser-Busch InBev Worldwide, Inc., 8.20%, 1/15/39 144A	1,260,000	1,709
	The Coca-Cola Co., 3.15%, 11/15/20	1,170,000	1,098
	Constellation Brands, Inc., 7.25%, 9/1/16	1,180,000	1,251
	Dr. Pepper Snapple Group, Inc., 2.35%, 12/21/12	630,000	645
	Dr. Pepper Snapple Group, Inc., 6.82%, 5/1/18	645,000	769
	Dr. Pepper Snapple Group, Inc., 7.45%, 5/1/38	510,000	635
	PepsiCo, Inc., 3.125%, 11/1/20	2,590,000	2,434
	PepsiCo, Inc., 7.90%, 11/1/18	345,000	444
	SABMiller PLC, 6.20%, 7/1/11 144A	2,965,000	3,041

	Total		12,275

	Cable/Media/Broadcasting/Satellite (1.2%)
	Comcast Corp., 5.875%, 2/15/18	800,000	888
	Comcast Corp., 6.95%, 8/15/37	1,675,000	1,895
	DIRECTV Holdings LLC, 3.55%, 3/15/15	530,000	538
	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.875%, 10/1/19	1,710,000	1,858
	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 6.00%, 8/15/40	1,475,000	1,481

Corporate Bonds (29.1%)	Shares/ $ Par	Value $ (000’s)

Cable/Media/Broadcasting/Satellite continued
Gannett Co., Inc., 6.375%, 9/1/15 144A	320,000	322
Gannett Co., Inc., 7.125%, 9/1/18 144A	400,000	401
Historic TW, Inc., 6.625%, 5/15/29	880,000	972
Historic TW, Inc., 6.875%, 6/15/18	180,000	211
NBC Universal, Inc., 4.375%, 4/1/21 144A	2,975,000	2,888
News America, Inc., 6.90%, 8/15/39	170,000	195
TCI Communications, Inc., 8.75%, 8/1/15	735,000	905
Time Warner Cable, Inc., 4.125%, 2/15/21	1,785,000	1,698
Time Warner Cable, Inc., 6.55%, 5/1/37	900,000	964
Time Warner Entertainment Co. LP, 8.375%, 3/15/23	690,000	866

Total		16,082

Conglomerate/Diversified Manufacturing (0.5%)
The Dow Chemical Co., 7.60%, 5/15/14	770,000	888
Eastman Chemical Co., 7.25%, 1/15/24	110,000	124
Honeywell International, Inc., 5.30%, 3/1/18	1,165,000	1,296
Monsanto Co., 5.125%, 4/15/18	55,000	60
Potash Corp. of Saskatchewan, Inc., 3.25%, 12/1/17	1,105,000	1,071
PPG Industries, Inc., 3.60%, 11/15/20	1,760,000	1,639
United Technologies Corp., 5.375%, 12/15/17	1,745,000	1,973

Total		7,051

Consumer Products (0.3%)
Colgate-Palmolive Co., 2.95%, 11/1/20	695,000	649
Colgate-Palmolive Co., 4.20%, 5/15/13	700,000	751
Fortune Brands, Inc., 5.375%, 1/15/16	1,485,000	1,536
The Procter & Gamble Co., 5.55%, 3/5/37	460,000	501

Total		3,437

Containers (0.2%)
Ball Corp., 5.75%, 5/15/21	1,340,000	1,296
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 7.125%, 4/15/19 144A	670,000	682

Total		1,978

Corporate Bonds (29.1%)	Shares/ $ Par	Value $ (000’s)

Electric Utilities (2.8%)
AEP Texas Central Co., 6.65%, 2/15/33	575,000	617
Alabama Power Co., 3.375%, 10/1/20	630,000	596
Ameren Corp., 8.875%, 5/15/14	350,000	394
Arizona Public Service Co., 8.75%, 3/1/19	115,000	144
Bruce Mansfield Unit, 6.85%, 6/1/34	407,159	403
Carolina Power & Light, Inc., 5.15%, 4/1/15	320,000	353
Carolina Power & Light, Inc., 6.50%, 7/15/12	255,000	276
CenterPoint Energy Houston Electric LLC, 5.70%, 3/15/13	200,000	217
CenterPoint Energy Houston Electric LLC, 6.95%, 3/15/33	140,000	165
CenterPoint Energy, Inc., 6.50%, 5/1/18	375,000	418
CMS Energy Corp., 4.25%, 9/30/15	2,325,000	2,302
CMS Energy Corp., 6.25%, 2/1/20	1,035,000	1,056
Commonwealth Edison Co., 4.00%, 8/1/20	565,000	556
Commonwealth Edison Co., 5.875%, 2/1/33	100,000	103
Commonwealth Edison Co., 5.95%, 8/15/16	545,000	622
Commonwealth Edison Co., 6.15%, 9/15/17	140,000	160
Connecticut Light & Power Co., 5.65%, 5/1/18	160,000	178
Consumers Energy Co., 5.15%, 2/15/17	1,000,000	1,094
The Detroit Edison Co., 3.45%, 10/1/20	635,000	607
The Detroit Edison Co., 5.45%, 2/15/35	105,000	104
DTE Energy Co., 6.375%, 4/15/33	415,000	431
Duke Energy Corp., 6.25%, 6/15/18	50,000	57
Duke Energy Indiana, Inc., 3.75%, 7/15/20	1,180,000	1,152
Duke Energy Ohio, Inc., 2.10%, 6/15/13	485,000	494
Entergy Louisiana LLC, 4.44%, 1/15/26	1,160,000	1,074
Entergy Louisiana LLC, 6.50%, 9/1/18	385,000	441
Entergy Mississippi, Inc., 6.25%, 4/1/34	660,000	661
Exelon Generation Co. LLC, 6.20%, 10/1/17	455,000	509
Florida Power Corp., 4.80%, 3/1/13	100,000	107

The Accompanying Notes are an Integral Part of the Financial Statements.

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Corporate Bonds (29.1%)	Shares/ $ Par	Value $ (000’s)

Electric Utilities continued
Indiana Michigan Power Co., 5.05%, 11/15/14	1,560,000	1,674
Kiowa Power Partners LLC, 4.811%, 12/30/13 144A	355,278	366
Monongahela Power Co., 5.70%, 3/15/17 144A	615,000	668
Nevada Power Co., 5.95%, 3/15/16	165,000	185
Nevada Power Co., 6.50%, 4/15/12	750,000	798
Nevada Power Co., 6.50%, 5/15/18	1,155,000	1,329
NSTAR, 4.50%, 11/15/19	55,000	57
NV Energy, Inc., 6.25%, 11/15/20	535,000	538
Ohio Edison Co., 6.40%, 7/15/16	1,000,000	1,140
Ohio Edison Co., 6.875%, 7/15/36	130,000	142
Pacific Gas & Electric Co., 3.50%, 10/1/20	2,330,000	2,218
Pacific Gas & Electric Co., 4.80%, 3/1/14	650,000	699
Pacific Gas & Electric Co., 5.625%, 11/30/17	300,000	338
PacifiCorp, 5.45%, 9/15/13	1,510,000	1,655
Potomac Electric Power Co., 6.50%, 11/15/37	170,000	196
PPL Energy Supply LLC, 6.50%, 5/1/18	145,000	161
Public Service Co. of Colorado, 3.20%, 11/15/20	785,000	740
Public Service Co. of Colorado, 5.80%, 8/1/18	500,000	570
Public Service Electric & Gas Co., 3.50%, 8/15/20	685,000	660
Public Service Electric & Gas Co., 5.00%, 1/1/13	1,000,000	1,068
Puget Sound Energy, Inc., 6.274%, 3/15/37	370,000	399
San Diego Gas & Electric Co., 4.50%, 8/15/40	685,000	618
San Diego Gas & Electric Co., 6.125%, 9/15/37	170,000	192
Sempra Energy, 6.15%, 6/15/18	215,000	246
South Carolina Electric & Gas Co., 6.05%, 1/15/38	265,000	286
Southern California Edison Co., 5.00%, 1/15/16	1,005,000	1,114
Tampa Electric Co., 6.10%, 5/15/18	1,420,000	1,599
Tampa Electric Co., 6.15%, 5/15/37	320,000	337
Tampa Electric Co., 6.55%, 5/15/36	385,000	429

Corporate Bonds (29.1%)	Shares/ $ Par	Value $ (000’s)

Electric Utilities continued
The Toledo Edison Co., 6.15%, 5/15/37	490,000	506
Union Electric Co., 6.40%, 6/15/17	140,000	158
Union Electric Co., 6.70%, 2/1/19	195,000	227
Virginia Electric & Power Co., 3.45%, 9/1/22	1,550,000	1,442
Virginia Electric & Power Co., 5.40%, 1/15/16	265,000	298
Virginia Electric & Power Co., 5.40%, 4/30/18	60,000	67
Westar Energy, Inc., 8.625%, 12/1/18	125,000	158

Total		38,569

Electronics (0.4%)
Broadcom Corp., 2.375%, 11/1/15 144A	720,000	701
Cisco Systems, Inc., 5.50%, 1/15/40	560,000	585
Hewlett - Packard Co., 2.125%, 9/13/15	1,430,000	1,412
International Business Machines Corp., 2.00%, 1/5/16	2,380,000	2,327
International Business Machines Corp., 5.60%, 11/30/39	770,000	839

Total		5,864

Food Processors (0.5%)
Campbell Soup Co., 3.05%, 7/15/17	470,000	472
General Mills, Inc., 5.25%, 8/15/13	190,000	209
General Mills, Inc., 5.65%, 2/15/19	325,000	362
General Mills, Inc., 5.70%, 2/15/17	890,000	1,001
Kellogg Co., 4.00%, 12/15/20	1,785,000	1,761
Kellogg Co., 4.45%, 5/30/16	540,000	581
Kraft Foods, Inc., 6.125%, 2/1/18	1,015,000	1,159
Kraft Foods, Inc., 6.50%, 8/11/17	1,250,000	1,455

Total		7,000

Gas Pipelines (0.8%)
CenterPoint Energy Resources Corp., 6.125%, 11/1/17	120,000	134
DCP Midstream LLC, 5.35%, 3/15/20 144A	180,000	187
El Paso Corp., 7.00%, 6/15/17	420,000	443
El Paso Natural Gas Co., 5.95%, 4/15/17	160,000	172

Corporate Bonds (29.1%)	Shares/ $ Par	Value $ (000’s)

Gas Pipelines continued
El Paso Pipeline Partners Operating Co. LLC, 4.10%, 11/15/15	2,055,000	2,034
Energy Transfer Partners LP, 6.70%, 7/1/18	325,000	369
Enterprise Products Operating LLC, 6.65%, 4/15/18	1,000,000	1,148
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20	1,260,000	1,308
Kinder Morgan Energy Partners LP, 5.95%, 2/15/18	165,000	182
Kinder Morgan Energy Partners LP, 6.50%, 2/1/37	200,000	206
Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18 144A	1,430,000	1,405
Magellan Midstream Partners LP, 6.55%, 7/15/19	445,000	507
Midcontinent Express Pipeline LLC, 5.45%, 9/15/14 144A	1,115,000	1,190
Plains All American Pipeline LP/PAA Finance Corp., 3.95%, 9/15/15	680,000	703
Plains All American Pipeline LP/PAA Finance Corp., 6.50%, 5/1/18	220,000	246
Southern Natural Gas Co., 5.90%, 4/1/17 144A	175,000	188
Tennessee Gas Pipeline Co., 7.50%, 4/1/17	170,000	195
Williams Partners LP, 5.25%, 3/15/20	190,000	197

Total		10,814

Health Care/Pharmaceuticals (0.7%)
Becton, Dickinson & Co., 3.25%, 11/12/20	715,000	671
GlaxoSmithKline Capital, Inc., 6.375%, 5/15/38	425,000	502
Johnson & Johnson, 5.55%, 8/15/17	700,000	822
Johnson & Johnson, 5.85%, 7/15/38	735,000	846
Medco Health Solutions, Inc., 7.125%, 3/15/18	1,050,000	1,232
Merck & Co., 3.875%, 1/15/21	1,275,000	1,267
Merck & Co., 4.75%, 3/1/15	500,000	551
Merck & Co., 5.75%, 11/15/36	450,000	495
Merck & Co., 6.40%, 3/1/28	125,000	144
Pfizer, Inc., 5.35%, 3/15/15	450,000	506

The Accompanying Notes are an Integral Part of the Financial Statements.

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Corporate Bonds (29.1%)	Shares/ $ Par	Value $ (000’s)

Health Care/Pharmaceuticals continued
Roche Holdings, Inc., 6.00%, 3/1/19 144A	1,770,000	2,058
Wyeth, 5.50%, 2/15/16	35,000	40
Wyeth, 5.95%, 4/1/37	835,000	924

Total		10,058

Independent Finance (0.4%)
General Electric Capital Corp., 5.625%, 5/1/18	3,635,000	3,964
International Lease Finance Corp., 7.125%, 9/1/18 144A	1,180,000	1,254

Total		5,218

Information/Data Technology (0.4%)
Adobe Systems, Inc., 3.25%, 2/1/15	470,000	479
Oracle Corp., 3.875%, 7/15/20 144A	1,785,000	1,774
SAIC, Inc., 4.45%, 12/1/20 144A	590,000	591
SAIC, Inc., 5.95%, 12/1/40 144A	1,180,000	1,196
Symantec Corp., 2.75%, 9/15/15	535,000	522
Xerox Corp., 4.25%, 2/15/15	400,000	419

Total		4,981

Life Insurance (0.6%)
MassMutual Global Funding II, 2.30%, 9/28/15 144A	1,250,000	1,219
MetLife, Inc., 6.75%, 6/1/16	705,000	818
MetLife, Inc., 6.817%, 8/15/18	295,000	344
Metropolitan Life Global Funding I, 2.50%, 1/11/13 144A	800,000	817
Metropolitan Life Global Funding I, 2.50%, 9/29/15 144A	1,470,000	1,449
Prudential Financial, Inc., 3.625%, 9/17/12	170,000	176
Prudential Financial, Inc., 4.50%, 11/15/20	1,175,000	1,149
Prudential Financial, Inc., 5.375%, 6/21/20	420,000	439
Prudential Financial, Inc., 5.70%, 12/14/36	145,000	144
Teachers Insurance & Annuity Association-College Retirement Equity Fund, 6.85%, 12/16/39 144A	1,665,000	1,948

Total		8,503

Corporate Bonds (29.1%)	Shares/ $ Par	Value $ (000’s)

Machinery (0.2%)
Caterpillar Financial Services Corp., 5.45%, 4/15/18	560,000	615
Caterpillar Financial Services Corp., 5.85%, 9/1/17	800,000	902
John Deere Capital Corp., 5.50%, 4/13/17	1,135,000	1,265

Total		2,782

Metals/Mining (0.4%)
Alcoa, Inc., 5.375%, 1/15/13	472,000	503
ArcelorMittal, 5.375%, 6/1/13	125,000	133
ArcelorMittal, 6.125%, 6/1/18	385,000	410
ArcelorMittal, 9.85%, 6/1/19	565,000	714
ArcelorMittal USA, Inc., 6.50%, 4/15/14	100,000	109
Barrick North America Finance LLC, 6.80%, 9/15/18	375,000	452
Freeport-McMoRan Copper & Gold, Inc., 8.25%, 4/1/15	130,000	137
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17	585,000	647
Rio Tinto Finance USA, Ltd., 1.875%, 11/2/15	795,000	765
Rio Tinto Finance USA, Ltd., 9.00%, 5/1/19	225,000	302
Southern Copper Corp., 5.375%, 4/16/20	80,000	81
Vale Overseas, Ltd., 5.625%, 9/15/19	450,000	480

Total		4,733

Natural Gas Distributors (0.0%)
NiSource Finance Corp., 6.40%, 3/15/18	205,000	227

Total		227

Oil and Gas (1.7%)
BP Capital Markets PLC, 4.50%, 10/1/20	1,570,000	1,566
BP Capital Markets PLC, 4.75%, 3/10/19	2,515,000	2,593
Canadian Natural Resources, Ltd., 5.85%, 2/1/35	140,000	146
Canadian Natural Resources, Ltd., 6.45%, 6/30/33	255,000	284
ConocoPhillips, 6.00%, 1/15/20	3,400,000	3,958
Devon Energy Corp., 6.30%, 1/15/19	500,000	588
EnCana Corp., 5.90%, 12/1/17	325,000	370

Corporate Bonds (29.1%)	Shares/ $ Par	Value $ (000’s)

Oil and Gas continued
EnCana Corp., 6.50%, 8/15/34	490,000	535
EnCana Corp., 6.625%, 8/15/37	340,000	372
EOG Resources, Inc., 4.10%, 2/1/21	1,475,000	1,451
EOG Resources, Inc., 4.40%, 6/1/20	340,000	343
EOG Resources, Inc., 5.625%, 6/1/19	70,000	77
Hess Corp., 5.60%, 2/15/41	585,000	581
Husky Energy, Inc., 7.25%, 12/15/19	195,000	232
Marathon Oil Corp., 6.60%, 10/1/37	130,000	148
Nexen, Inc., 6.20%, 7/30/19	1,220,000	1,314
Occidental Petroleum Corp., 4.10%, 2/1/21	410,000	417
Occidental Petroleum Corp., 4.125%, 6/1/16	885,000	955
Pemex Project Funding Master Trust, 6.625%, 6/15/35	200,000	203
Petro-Canada, 5.95%, 5/15/35	580,000	596
Petro-Canada, 6.05%, 5/15/18	480,000	545
Shell International Finance BV, 4.30%, 9/22/19	1,135,000	1,183
Suncor Energy, Inc., 6.50%, 6/15/38	1,330,000	1,476
Suncor Energy, Inc., 6.85%, 6/1/39	210,000	241
Talisman Energy, Inc., 3.75%, 2/1/21	1,055,000	992
Valero Energy Corp., 6.125%, 2/1/20	585,000	621
XTO Energy, Inc., 5.50%, 6/15/18	460,000	530
XTO Energy, Inc., 6.25%, 8/1/17	145,000	171
XTO Energy, Inc., 6.50%, 12/15/18	750,000	918

Total		23,406

Other Finance (0.4%)
American Express Co., 6.15%, 8/28/17	875,000	986
American Express Credit Corp., 5.125%, 8/25/14	965,000	1,041
CVS Pass-Through Trust, 5.773%, 1/10/33 144A	940,000	932
The NASDAQ OMX Group, Inc., 5.55%, 1/15/20	1,085,000	1,096
SLM Corp., 5.375%, 1/15/13	80,000	82
SLM Corp., 5.375%, 5/15/14	445,000	447

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio	107

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	Corporate Bonds (29.1%)	Shares/ $ Par	Value $ (000’s)

	Other Finance continued
	USAA Capital Corp., 2.24%, 3/30/12	1,370,000	1,395

	Total		5,979

	Other Holdings (2.8%)
(f)	Brazilian Government International Bond, 12.50%, 1/5/16	8,710,000	6,078
(f)	Canadian Treasury Bill, 0.00%, 2/3/11	10,510,000	10,529
(f)	Commonwealth of Australia, 0.00%, 1/21/11	6,270,000	6,392
(f)	Mexico Cetes, 0.00%, 1/27/11	16,666,000	13,465
(f)	Morgan Stanley, 10.00%, 4/8/12 144A	3,665,000	2,220

	Total		38,684

	Other Services (0.2%)
	American Tower Corp., 4.625%, 4/1/15	295,000	308
	American Tower Corp., 7.00%, 10/15/17	300,000	337
	CC Holdings GS V LLC/Crown Castle GS III Corp., 7.75%, 5/1/17 144A	1,650,000	1,803
	Republic Services, Inc., 5.25%, 11/15/21	515,000	543

	Total		2,991

	Railroads (0.5%)
	Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	1,165,000	1,115
	Burlington Northern Santa Fe LLC, 5.75%, 5/1/40	1,135,000	1,174
	Burlington Northern Santa Fe LLC, 6.15%, 5/1/37	135,000	145
	Canadian National Railway Co., 5.85%, 11/15/17	120,000	135
	Canadian Pacific Railway Co., 4.45%, 3/15/23	530,000	513
	CSX Corp., 5.60%, 5/1/17	725,000	794
	Norfolk Southern Corp., 5.257%, 9/17/14	515,000	568
	Norfolk Southern Corp., 5.64%, 5/17/29	1,135,000	1,187
	Norfolk Southern Corp., 5.75%, 1/15/16	815,000	916
	Union Pacific Corp., 4.00%, 2/1/21	340,000	335

	Total		6,882

	Real Estate Investment Trusts (0.9%)
	AvalonBay Communities, Inc., 5.70%, 3/15/17	715,000	788
	BRE Properties, Inc., 5.20%, 3/15/21	1,659,000	1,674

Corporate Bonds (29.1%)	Shares/ $ Par	Value $ (000’s)

Real Estate Investment Trusts continued
BRE Properties, Inc., 5.50%, 3/15/17	315,000	335
Colonial Realty LP, 6.05%, 9/1/16	255,000	253
CommonWealth REIT, 5.75%, 11/1/15	800,000	833
CommonWealth REIT, 5.875%, 9/15/20	995,000	958
Duke Realty LP, 6.50%, 1/15/18	1,000,000	1,067
ERP Operating LP, 4.75%, 7/15/20	1,025,000	1,033
ERP Operating LP, 5.125%, 3/15/16	555,000	599
ERP Operating LP, 5.75%, 6/15/17	125,000	137
HCP, Inc., 6.00%, 1/30/17	290,000	303
HCP, Inc., 6.70%, 1/30/18	170,000	182
Simon Property Group LP, 5.65%, 2/1/20	380,000	411
Simon Property Group LP, 6.10%, 5/1/16	455,000	510
Vornado Realty LP, 4.25%, 4/1/15	2,225,000	2,246
WEA Finance LLC, 7.125%, 4/15/18 144A	305,000	351
WEA Finance LLC / WT Finance Aust Pty, Ltd., 7.50%, 6/2/14 144A	85,000	96

Total		11,776

Restaurants (0.2%)
Darden Restaurants, Inc., 6.20%, 10/15/17	540,000	596
Darden Restaurants, Inc., 6.80%, 10/15/37	1,445,000	1,566

Total		2,162

Retail Food and Drug (0.2%)
CVS Caremark Corp., 6.25%, 6/1/27	1,475,000	1,622
Delhaize Group, 6.50%, 6/15/17	570,000	646
The Kroger Co., 7.50%, 4/1/31	735,000	889

Total		3,157

Retail Stores (1.0%)
AutoZone, Inc., 7.125%, 8/1/18	185,000	215
The Home Depot, Inc., 5.875%, 12/16/36	585,000	609
J.C. Penney Corp., Inc., 5.75%, 2/15/18	1,180,000	1,162
Lowe’s Cos., Inc., 3.75%, 4/15/21	1,755,000	1,697
Lowe’s Cos., Inc., 5.80%, 4/15/40	450,000	476
Macy’s Retail Holdings, Inc., 5.90%, 12/1/16	1,180,000	1,260

Corporate Bonds (29.1%)	Shares/ $ Par	Value $ (000’s)

Retail Stores continued
Nordstrom, Inc., 6.25%, 1/15/18	330,000	371
Nordstrom, Inc., 7.00%, 1/15/38	225,000	255
QVC, Inc., 7.375%, 10/15/20 144A	600,000	629
Sears Holdings Corp., 6.625%, 10/15/18 144A	1,125,000	1,049
Target Corp., 6.50%, 10/15/37	405,000	472
Wal-Mart Stores, Inc., 3.25%, 10/25/20	1,450,000	1,363
Wal-Mart Stores, Inc., 3.625%, 7/8/20	390,000	380
Wal-Mart Stores, Inc., 4.875%, 7/8/40	2,635,000	2,510
Wal-Mart Stores, Inc., 5.00%, 10/25/40	755,000	733

Total		13,181

Telecommunications (1.4%)
America Movil SAB de CV, 5.00%, 3/30/20	1,525,000	1,585
AT&T Corp., 8.00%, 11/15/31	1,470,000	1,848
AT&T Mobility LLC, 7.125%, 12/15/31	1,535,000	1,800
AT&T, Inc., 2.50%, 8/15/15	410,000	408
AT&T, Inc., 6.30%, 1/15/38	4,125,000	4,352
Qwest Corp., 6.50%, 6/1/17	920,000	998
Qwest Corp., 8.375%, 5/1/16	155,000	184
Rogers Communications, Inc., 6.375%, 3/1/14	625,000	702
Telefonica Emisiones SAU, 5.877%, 7/15/19	855,000	874
Verizon Communications, Inc., 5.85%, 9/15/35	3,135,000	3,243
Verizon Communications, Inc., 6.25%, 4/1/37	425,000	453
Verizon Communications, Inc., 6.35%, 4/1/19	1,180,000	1,362
Vodafone Group PLC, 5.375%, 1/30/15	40,000	44
Windstream Corp., 7.75%, 10/15/20	1,690,000	1,741

Total		19,594

Tobacco (0.2%)
Altria Group, Inc., 9.95%, 11/10/38	1,045,000	1,473
Lorillard Tobacco Co., 8.125%, 6/23/19	800,000	890

Total		2,363

The Accompanying Notes are an Integral Part of the Financial Statements.

108	Select Bond Portfolio

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	Corporate Bonds (29.1%)	Shares/ $ Par	Value $ (000’s)

	Transportation Services (0.1%)
	United Parcel Service, Inc., 3.125%, 1/15/21	1,070,000	994

	Total		994

	Total Corporate Bonds
	(Cost: $387,282)		396,522

	Governments (33.3%)

	Governments (33.3%)
	Israel Government AID Bond, 5.50%, 4/26/24	1,910,000	2,181
	Overseas Private Investment, 4.10%, 11/15/14	1,153,680	1,228
(e)	Tennesse Valley Authority Stripped, 0.00%, 4/15/42	3,600,000	3,731
	US Department of Housing & Urban Development, 6.08%, 8/1/13	4,000,000	4,129
	US Department of Housing & Urban Development, 6.17%, 8/1/14	3,000,000	3,250
(b)	US Treasury, 0.50%, 11/15/13	13,875,000	13,696
(b)	US Treasury, 0.875%, 2/29/12	107,457,000	108,082
	US Treasury, 1.25%, 9/30/15	1,370,000	1,329
	US Treasury, 1.25%, 10/31/15	3,430,000	3,320
(g)	US Treasury, 1.375%, 11/30/15	19,315,000	18,770
(b)	US Treasury, 2.50%, 3/31/15	42,703,000	44,201
	US Treasury, 2.625%, 4/30/16	1,265,000	1,295
(g)	US Treasury, 2.625%, 8/15/20	67,665,000	64,150
(b)	US Treasury, 2.625%, 11/15/20	8,415,000	7,938
	US Treasury, 2.75%, 2/15/19	50,717,000	50,063
(b)	US Treasury, 3.00%, 9/30/16	53,068,000	55,037
	US Treasury, 3.25%, 5/31/16	1,240,000	1,308
(g)	US Treasury, 3.50%, 5/15/20	8,788,000	9,002
	US Treasury, 3.625%, 2/15/20	19,455,000	20,191
	US Treasury, 3.875%, 8/15/40	19,035,000	17,533
	US Treasury, 4.375%, 5/15/40	1,490,000	1,497
	US Treasury, 4.625%, 2/15/40	2,105,000	2,205
	US Treasury, 5.50%, 8/15/28	8,317,000	9,800

Governments (33.3%)	Shares/ $ Par	Value $ (000’s)

Governments continued
US Treasury Inflation Index Bond, 2.00%, 4/15/12	4,227,014	4,381
US Treasury Inflation Index Bond, 2.625%, 7/15/17	4,218,810	4,801

Total Governments
(Cost: $454,637)		453,118

Municipal Bonds (1.4%)

Municipal Bonds (1.4%)
American Municipal Power, Inc., Series 2010, 5.939%, 2/15/47 RB	1,930,000	1,755
Board of Regents of the University of Texas System, Series 2010C, 4.794%, 8/15/46 RB	1,525,000	1,378
Board of Regents of the University of Texas System, Series 2009B, 6.276%, 8/15/41 RB	500,000	518
The City of New York, Series C-1, 5.517%, 10/1/37 GO	870,000	804
Connecticut Housing Finance Authority, Series D-2, 5.00%, 11/15/26 RB	1,170,000	1,182
Dallas Area Rapid Transit, Series 2010B, 5.022%, 12/1/48 RB	1,740,000	1,539
Dallas Independent School District, Series 2010C, 6.45%, 2/15/35 GO, PSF	1,755,000	1,830
Dormitory Authority of the State of New York, Series 2010H, 5.389%, 3/15/40 RB	290,000	271
The Illinois State Toll Highway Authority, Series A, 6.184%, 1/1/34 RB	280,000	274
Metropolitan Transportation Authority, Series 2010C-1, 6.687%, 11/15/40 RB	285,000	285
Metropolitan Transportation Authority, Series 2009C, 7.336%, 11/15/39 RB	550,000	607
Montana Facility Finance Authority, Series 2010A, 4.75%, 5/20/37 RB, GNMA, FHA	3,970,000	3,585
New Jersey Turnpike Authority, Series 2009F, 7.414%, 1/1/40 RB	775,000	851

Municipal Bonds (1.4%)	Shares/ $ Par	Value $ (000’s)

Municipal Bonds continued
New York City Municipal Water Finance Authority, Series AA, 5.44%, 6/15/43 RB	640,000	603
New York City Municipal Water Finance Authority, Series AA-1, 5.75%, 6/15/41 RB	170,000	168
State of California, Series 2009, 7.55%, 4/1/39 GO	950,000	985
State of California, Series 2010, 7.60%, 11/1/40 GO	555,000	578
Texas Transportation Commission, Series 2010A, 4.681%, 4/1/40 GO	522,000	475
University of California Regents Medical Center, Series H, 6.548%, 5/15/48 RB	1,230,000	1,200

Total Municipal Bonds
(Cost: $19,824)		18,888

Structured Products (32.0%)

Structured Products (32.0%)
AEP Texas Central Transition Funding LLC, Series 2006-A, Class A5, 5.306%, 7/1/21	15,910,000	17,802
Asset Securitization Corp., Series 1997-D5, Class PS1, 1.386%, 2/14/43 IO	23,107,036	589
Banc of America Alternative Loan Trust, Series 2006-3, Class 1CB1, 6.00%, 4/25/36	1,362,902	1,003
Banc of America Alternative Loan Trust, Series 2006-4, Class 4CB1, 6.50%, 5/25/46	1,631,339	1,167
Banc of America Funding Corp., Series 2007-1, Class TA1A, 0.321%, 1/25/37	747,347	361
Banc of America Funding Corp., Series 2007-4, Class TA1A, 0.351%, 5/25/37	1,139,148	1,030
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PWR18, Class A2, 5.613%, 6/13/50	3,871,000	4,035
CenterPoint Energy Transition Bond Co. LLC, 5.17%, 8/1/19	1,730,000	1,933

The Accompanying Notes are an Integral Part of the Financial Statements.

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Structured Products (32.0%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.698%, 12/10/49	5,502,000	5,881
Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 2CB1, 5.50%, 8/25/34	596,599	602
Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 4/25/35	567,802	567
Credit Suisse Mortgage Capital Certificates, Series 2009-RR1, Class A3A, 5.383%, 2/15/40 144A	1,490,000	1,548
Credit Suisse Mortgage Capital Certificates, Series 2007-5, Class 3A19, 6.00%, 8/25/37	1,965,553	1,748
Credit Suisse Mortgage Capital Certificates, Series 2007-5, Class 3A9, 6.00%, 8/25/37	1,849,012	1,648
DLJ Commercial Mortgage Corp., Series 1998-CF1, Class S, 0.878%, 2/15/31 IO	9,770,116	313
DLJ Mortgage Acceptance Corp., Series 1997-CF2, Class S, 0.542%, 10/15/30 IO 144A	6,105,694	159
FDIC Structured Sale Guaranteed Notes, Series 2010-S2, Class 2A, 2.57%, 7/29/47 144A	8,945,617	9,035
Federal Home Loan Mortgage Corp., Series K009, Class X1, 1.522%, 8/25/20 IO	27,173,640	2,516
Federal Home Loan Mortgage Corp., Series K009, Class A2, 3.808%, 8/25/20	6,700,000	6,587
Federal Home Loan Mortgage Corp., 4.00%, 10/1/20	863,918	894
Federal Home Loan Mortgage Corp., 4.50%, 5/1/19	1,027,262	1,084
Federal Home Loan Mortgage Corp., 4.50%, 7/1/20	2,427,591	2,560
Federal Home Loan Mortgage Corp., Series 3065, Class TN, 4.50%, 10/15/33	1,327,971	1,403

Structured Products (32.0%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal Home Loan Mortgage Corp., Series 3248, Class LN, 4.50%, 7/15/35	2,727,962	2,852
Federal Home Loan Mortgage Corp., 4.50%, 2/1/39	60,000	62
Federal Home Loan Mortgage Corp., 4.50%, 3/1/40	15,457,815	15,855
Federal Home Loan Mortgage Corp., 4.50%, 4/1/40	16,170,411	16,585
Federal Home Loan Mortgage Corp., 4.50%, 10/1/40	13,918,880	14,276
Federal Home Loan Mortgage Corp., 5.00%, 10/1/19	1,641,947	1,752
Federal Home Loan Mortgage Corp., 5.00%, 2/1/20	257,167	275
Federal Home Loan Mortgage Corp., 5.00%, 5/1/20	965,906	1,034
Federal Home Loan Mortgage Corp., 5.00%, 10/1/20	1,075,616	1,146
Federal Home Loan Mortgage Corp., 5.00%, 4/1/22	347,477	367
Federal Home Loan Mortgage Corp., 5.00%, 9/1/35	4,648,142	4,907
Federal Home Loan Mortgage Corp., 5.00%, 11/1/35	1,768,548	1,867
Federal Home Loan Mortgage Corp., 5.00%, 12/1/35	15,455,130	16,315
Federal Home Loan Mortgage Corp., 5.00%, 11/1/39	177,125	187
Federal Home Loan Mortgage Corp., 5.00%, 12/1/39	1,639,439	1,731
Federal Home Loan Mortgage Corp., 5.00%, 3/1/40	8,214,948	8,621
Federal Home Loan Mortgage Corp., 5.00%, 4/1/40	3,834,768	4,024
Federal Home Loan Mortgage Corp., 5.50%, 9/1/19	427,273	461
Federal Home Loan Mortgage Corp., 5.50%, 11/1/19	1,263,545	1,367
Federal Home Loan Mortgage Corp., 5.50%, 12/1/19	286,989	311

Structured Products (32.0%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal Home Loan Mortgage Corp., 5.50%, 3/1/20	1,764,079	1,909
Federal Home Loan Mortgage Corp., 5.50%, 3/1/22	572,613	614
Federal Home Loan Mortgage Corp., 5.50%, 4/1/22	1,458,760	1,564
Federal Home Loan Mortgage Corp., 5.50%, 6/1/35	1,367,352	1,466
Federal Home Loan Mortgage Corp., 5.50%, 5/1/37	4,261,956	4,575
Federal Home Loan Mortgage Corp., 5.50%, 6/1/37	3,904,984	4,192
Federal Home Loan Mortgage Corp., Series K001, Class A2, 5.651%, 4/25/16	3,808,022	4,236
Federal Home Loan Mortgage Corp., Series 2840, Class LK, 6.00%, 11/15/17	830,005	868
Federal Home Loan Mortgage Corp., Series 2439, Class LH, 6.00%, 4/15/32	1,689,149	1,853
Federal Home Loan Mortgage Corp., 6.00%, 8/1/37	1,086,925	1,179
Federal Home Loan Mortgage Corp. TBA, 4.00%, 1/1/41	7,900,000	7,842
Federal National Mortgage Association, 4.00%, 6/1/19	583,761	609
Federal National Mortgage Association, 4.50%, 6/1/19	3,414,514	3,624
Federal National Mortgage Association, 4.50%, 8/1/19	588,528	623
Federal National Mortgage Association, 4.50%, 12/1/19	326,540	346
Federal National Mortgage Association, 4.50%, 7/1/20	1,344,017	1,421
Federal National Mortgage Association, 4.50%, 9/1/20	1,965,621	2,074
Federal National Mortgage Association, 4.50%, 9/1/24	3,006,511	3,153
Federal National Mortgage Association, 5.00%, 3/1/20	1,163,118	1,250

The Accompanying Notes are an Integral Part of the Financial Statements.

110	Select Bond Portfolio

Select Bond Portfolio

Structured Products (32.0%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 5.00%, 4/1/20	469,834	505
Federal National Mortgage Association, 5.00%, 5/1/20	4,853,644	5,198
Federal National Mortgage Association, 5.00%, 5/1/23	3,375,600	3,583
Federal National Mortgage Association, 5.00%, 3/1/34	439,209	466
Federal National Mortgage Association, 5.00%, 4/1/35	1,386,819	1,480
Federal National Mortgage Association, 5.00%, 7/1/35	2,502,614	2,670
Federal National Mortgage Association, 5.00%, 10/1/35	1,568,040	1,673
Federal National Mortgage Association, 5.00%, 2/1/38	1,519,718	1,599
Federal National Mortgage Association, 5.32%, 4/1/14	1,637,222	1,773
Federal National Mortgage Association, Series 2006-M1, Class C, 5.355%, 2/25/16	6,949,000	7,578
Federal National Mortgage Association, 5.38%, 1/1/17	1,954,000	2,125
Federal National Mortgage Association, 5.50%, 4/1/21	920,731	997
Federal National Mortgage Association, 5.50%, 9/1/34	747,578	806
Federal National Mortgage Association, 5.50%, 3/1/35	3,062,736	3,317
Federal National Mortgage Association, 5.50%, 7/1/35	708,876	764
Federal National Mortgage Association, 5.50%, 8/1/35	1,557,751	1,679
Federal National Mortgage Association, 5.50%, 9/1/35	10,699,564	11,529
Federal National Mortgage Association, 5.50%, 10/1/35	2,802,257	3,020
Federal National Mortgage Association, 5.50%, 11/1/35	8,657,295	9,329
Federal National Mortgage Association, 5.50%, 1/1/36	6,065,599	6,536

Structured Products (32.0%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 5.50%, 2/1/37	3,441,961	3,709
Federal National Mortgage Association, 5.50%, 3/1/37	1,047,214	1,128
Federal National Mortgage Association, 5.50%, 5/1/37	1,426,724	1,538
Federal National Mortgage Association, 5.50%, 6/1/37	262,512	283
Federal National Mortgage Association, 5.50%, 2/1/38	5,237,443	5,644
Federal National Mortgage Association, 5.50%, 3/1/38	478,979	517
Federal National Mortgage Association, 5.50%, 4/1/38	7,267,507	7,830
Federal National Mortgage Association, 5.50%, 5/1/38	10,141,344	10,928
Federal National Mortgage Association, 5.50%, 6/1/38	3,752,789	4,044
Federal National Mortgage Association, 5.50%, 7/1/38	509,432	549
Federal National Mortgage Association, 6.00%, 5/1/35	167,119	182
Federal National Mortgage Association, 6.00%, 6/1/35	26,422	29
Federal National Mortgage Association, 6.00%, 7/1/35	2,861,639	3,122
Federal National Mortgage Association, 6.00%, 10/1/35	702,899	767
Federal National Mortgage Association, 6.00%, 11/1/35	2,362,753	2,590
Federal National Mortgage Association, 6.00%, 6/1/36	2,396,868	2,628
Federal National Mortgage Association, 6.00%, 9/1/36	1,531,271	1,679
Federal National Mortgage Association, 6.00%, 1/1/37	9,935	11
Federal National Mortgage Association, 6.00%, 6/1/37	21,352	24
Federal National Mortgage Association, 6.00%, 10/1/37	9,818	11

Structured Products (32.0%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 6.00%, 11/1/37	9,504,141	10,395
Federal National Mortgage Association, 6.00%, 1/1/38	7,442,825	8,097
Federal National Mortgage Association, 6.00%, 6/1/38	3,982,186	4,332
Federal National Mortgage Association, Series 2002-W4, Class A4, 6.25%, 5/25/42	3,687,214	4,236
Federal National Mortgage Association, 6.50%, 10/1/36	1,085,369	1,210
Federal National Mortgage Association, 6.50%, 7/1/37	9,855,683	10,989
Federal National Mortgage Association, 6.50%, 9/1/37	4,435,354	4,965
Federal National Mortgage Association, 6.75%, 4/25/18	488,386	523
Final Maturity Amortizing Notes, Series 2004-1, Class 1, 4.45%, 8/25/12	3,765,045	3,864
First Union National Bank Commercial Mortgage Trust, Series 1999-C4, Class E, 7.713%, 12/15/31 144A	1,098,084	1,099
Ford Credit Auto Owner Trust, Series 2009-E, Class D, 5.53%, 5/15/16 144A	6,900,000	7,248
Ford Credit Auto Owner Trust, Series 2009-D, Class D, 8.14%, 2/15/16 144A	5,500,000	6,141
GE Capital Credit Card Master Note Trust, Series 2009-4, Class A, 3.80%, 11/15/17	5,000,000	5,276
Goldman Sachs Mortgage Securities Corp. II, Series 2009-RR, Class CSA, 5.286%, 12/17/39 144A	600,000	582
Goldman Sachs Mortgage Securities Corp. II, Series 2009-RR1, Class GGA, 5.858%, 7/12/38 144A	600,000	650
Government National Mortgage Association, 5.50%, 10/15/31	34,542	38
Government National Mortgage Association, 5.50%, 11/15/31	9,654	10
Government National Mortgage Association, 5.50%, 12/15/31	100,601	110

The Accompanying Notes are an Integral Part of the Financial Statements.

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Structured Products (32.0%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Government National Mortgage Association, 5.50%, 1/15/32	427,148	464
Government National Mortgage Association, 5.50%, 2/15/32	115,061	125
Government National Mortgage Association, 5.50%, 3/15/32	104,020	113
Government National Mortgage Association, 5.50%, 4/15/32	8,446	9
Government National Mortgage Association, 5.50%, 7/15/32	19,406	21
Government National Mortgage Association, 5.50%, 9/15/32	2,023,036	2,199
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, 4.799%, 8/10/42	307,000	324
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2009-RR1, Class A4A, 5.653%, 3/18/51 144A	12,233,000	12,783
LB-UBS Commercial Mortgage Trust, Series 2001-WM, Class A2, 6.53%, 7/14/16 144A	522,000	523
LB-UBS Commercial Mortgage Trust, Series 2001-WM, Class F, 7.272%, 7/14/16 144A	2,800,000	2,805
Louisiana Public Facilities Authority, Series 2008, Class A2, 5.75%, 2/1/19	833,000	935
Louisiana Public Facilities Authority, Series 2008, Class A3, 6.55%, 8/1/20	2,400,000	2,806
Massachusetts RRB Special Purpose Trust, Series 2001-1, Class A, 6.53%, 6/1/15	560,989	603
MASTR Asset Securitization Trust, Series 2003-10, Class 1A1, 5.25%, 11/25/23	1,054,483	1,083
MASTR Asset Securitization Trust, Series 2003-12, Class 1A1, 5.25%, 12/25/24	682,256	707
Merrill Lynch Alternative Note Asset Trust, Series 2007-A1, Class A2A, 0.331%, 1/25/37	1,671,618	662
Mid-State Trust, Series 6, Class A3, 7.54%, 7/1/35	300,603	304

Structured Products (32.0%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Morgan Stanley Reremic Trust, Series 2009-GG10, Class A4A, 5.807%, 8/12/45 144A	12,290,000	13,141
Residential Funding Mortgage Securities I, Inc., Series 2003-S18, Class A1, 4.50%, 10/25/18	405,387	412
RMF Commercial Mortgage Pass-Through Certificates, Series 1997-1, Class F, 7.471%, 1/15/19 144A	381,619	305
TBW Mortgage Backed Pass Through Certificates, Series 2007-1, Class A1, 0.351%, 3/25/37	958,423	894
Thornburg Mortgage Securities Trust, Series 2007-1, Class A1, 0.371%, 3/25/37	1,344,900	1,303
Thornburg Mortgage Securities Trust, Series 2006-5, Class A1, 0.381%, 10/25/46	1,905,640	1,888
Thornburg Mortgage Securities Trust, Series 2007-2, Class A3A, 0.383%, 6/25/37	2,316,773	2,279
Washington Mutual Alternative Mortgage Pass-Through Certficates, Series 2006-6, Class 4A, 6.791%, 11/25/34	701,291	647
Washington Mutual Commercial Mortgage Securities Trust, Series 2003-C1A, Class A, 3.83%, 1/25/35 144A	342,202	345
Wells Fargo Mortgage Backed Securities, Series 2003-12, Class A1, 4.75%, 11/25/18	127,827	132
Wells Fargo Mortgage Backed Securities Trust, Series 2005-1, Class 2A1, 5.00%, 1/25/20	561,925	568
Wells Fargo Mortgage Backed Securities Trust, Series 2005-11, Class 1A1, 5.50%, 11/25/35	2,439,038	2,340

Total Structured Products
(Cost:$412,667)		436,183

	Short-Term Investments (10.4%)	Shares/ $ Par	Value $ (000’s)

	Autos (2.1%)
	American Honda Finance Corp., 0.656%, 11/7/12 144A	8,000,000	7,992
(b)	Toyota Motor Credit Corp., 0.25%, 1/13/11	10,000,000	9,999
(b)	Toyota Motor Credit Corp., 0.26%, 1/18/11	10,000,000	9,999

	Total		27,990

	Commercial Banks Non-US (0.7%)
(b)	HSBC Finance Corp., 0.21%, 1/28/11	10,000,000	9,998

	Total		9,998

	Commercial Banks US (1.3%)
(b)	Wells Fargo & Co., 0.05%, 1/3/11	18,120,000	18,120

	Total		18,120

	Federal Government & Agencies (0.2%)
(b)	Federal Home Loan Bank, 0.17%, 2/4/11	3,000,000	3,000

	Total		3,000

	Finance Services (2.3%)
(b)	Govco LLC, 0.25%, 1/20/11	20,000,000	19,997
	Merrill Lynch & Co., 0.487%, 11/1/11	10,000,000	9,988

	Total		29,985

	Miscellaneous Business Credit Institutions (0.2%)
(b)	General Electric Capital Corp., 0.03%, 1/3/11	2,200,000	2,200

	Total		2,200

	Personal Credit Institutions (0.7%)
(b)	Old Line Funding LLC, 0.22%, 1/4/11	10,000,000	10,000

	Total		10,000

	Short Term Business Credit (2.9%)
(b)	Atlantic Asset Securitization LLC, 0.25%, 1/18/11	10,000,000	9,999
(b)	Atlantic Asset Securitization LLC, 0.26%, 1/21/11	10,000,000	9,998
(b)	Falcon Asset Securitization Co. LLC, 0.23%, 1/27/11	20,000,000	19,997

	Total		39,994

	Total Short-Term Investments
	(Cost: $141,284)		141,287

	Total Investments (106.2%)
	(Cost: $1,415,694)(a)		1,445,998

	Other Assets, Less
	Liabilities (-6.2%)		(83,902)

	Net Assets (100.0%)		1,362,096

The Accompanying Notes are an Integral Part of the Financial Statements.

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144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010 the value of these securities (in thousands) was $165,510 representing 12.2% of the net assets.

IO — Interest Only Security

GO — General Obligation

RB — Revenue Bond

FHA — Federal Housing Authority

GNMA — Government National Mortgage Association

PSF — Permanent School Fund

(a)	At December 31, 2010 the aggregate cost of securities for federal tax purposes (in thousands) was $1,417,354 and the net unrealized appreciation of investments based on that cost was $28,644 which is comprised of $48,132 aggregate gross unrealized appreciation and $19,488 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
US Long Treasury Bond Futures (Long) (Total Notional Value at December 31, 2010, $4,942)	39	3/11	$(179)
US Ten Year Treasury Note Futures (Long) (Total Notional Value at December 31, 2010, $23,665)	191	3/11	(662)
US Two Year Treasury Note Futures (Short) (Total Notional Value at December 31, 2010, $307,432)	1,403	3/11	303
US Ultra Long Treasury Bond Futures (Long) (Total Notional Value at December 31, 2010, $3,406)	26	3/11	(101)

(d)	Defaulted Security

(e)	Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

(f)	Foreign Bond- par value is foreign denominated

(g)	All or portion of the securities have been loaned. See Note 2K in the Notes to Financial Statements.

(h)	Forward foreign currency contracts outstanding on December 31, 2010.

Type	Counterparty	Currency	Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Buy	Barclays Bank PLC	MXN	122,610	1/11	$-	$(72)	$(72)
Sell	Barclays Bank PLC	MXN	122,610	1/11	-	(109)	(109)

					$-	$(181)	$(181)

MXN — Mexican New Peso

(l)	As of December 31, 2010 portfolio securities with an aggregate value of $305 (in thousands) were fair valued under procedures adopted by the Board of Directors.

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The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2010. See Note 2C for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
US Government & Agency Bonds	$-	$453,118	$-
Foreign Bonds	-	38,684	-
Municipal Bonds	-	18,888	-
Corporate Bonds	-	357,838	-
Structured Products	-	435,878	305
Short-Term Investments	-	141,287	-
Other Financial Instruments-Futures^	303	-	-
Liabilities:
Other Financial Instruments^
Futures	(942)	-	-
Forward Currency Contracts	-	(181)	-
Total	$(639)	$1,445,512	$305

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

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Long-Term U.S. Government Bond Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Seek maximum total return, consistent with preservation of capital and prudent investment management.	Invest primarily in debt securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, and in derivatives designed to replicate such securities.	$103 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Long-Term U.S. Government Bond Portfolio (the “Portfolio”), has engaged Pacific Investment Management Company, LLC (“PIMCO”) to act as sub-adviser for the Portfolio. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”). Assets not invested in U.S. Government Securities may be invested in other types of investment grade fixed income instruments, or in preferred stocks. The Portfolio also may obtain exposure to U.S. Government Securities through the use of futures contracts (including related options) with respect to such securities. The Portfolio may invest all of its assets in derivative instruments, such as options, futures, contracts or swap agreements, or in mortgage-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Market Overview

At the start of 2010, investors sought the relative safety of U.S. bonds amid concern about sovereign debt risk, especially in Greece and other peripheral Eurozone economies, as growing budget shortfalls in Greece, Spain and Portugal raised fears that the region might derail the global economy’s recovery from the crisis that began in 2008. The Federal Reserve (“Fed”) kept its main policy rate unchanged, concluding its $1.25 trillion agency mortgage purchase program in March and also ended the subscription period for purchasing consumer asset-backed securities.

Policy initiatives that aimed to speed up the U.S. recovery and lower the persistently high unemployment rate were the major market drivers during the final quarter. On the monetary front, the Fed continued its unconventional efforts to spur faster growth, launching a second round of quantitative easing (QE2) in November. On the fiscal policy front, in December the Obama Administration and Congress reached a major compromise on tax policy that included a cut in payroll taxes, an extension of unemployment benefits and a tax credit for business capital expenditures.

Signs of economic strength as well as market reaction to expanded fiscal and monetary stimulus caused most fixed income markets to give back some of their gains from earlier in 2010 as interest rates rose sharply and investors began to shift toward riskier assets.

Portfolio Results

The Portfolio returned 10.62% for the twelve months ended December 31, 2010. By comparison, the Portfolio’s benchmark, the Barclays Capital® Long-Term U.S. Treasury Index (the “Index”) returned 9.38%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the General U.S. Government Funds was 5.89%.

An overweight to duration in the U.S. added to returns versus the Index, as 10-year Treasury yields fell during the year. Additionally, a curve steepening position in the U.S., implemented via Eurodollar futures, added to returns as prices rose across most money market futures contracts during the year. A modest exposure to agency mortgage-backed securities was positive for performance as the management team focused on capitalizing on relative value opportunities across coupons and the sector outperformed like-duration Treasurys in 2010. A small allocation to corporate bonds, especially exposure to financial companies, added to performance over the year as this sector outpaced the broader corporate market.

During the period, the Portfolio used futures contracts to help obtain a portion of its exposure to the Treasury market.

Portfolio Manager Outlook

The following forward looking comments are the opinion of PIMCO, the Portfolio’s sub-adviser.

PIMCO’s global cyclical forecast calls for differentiated growth and inflation across regions in 2011. Strong growth and the potential for rising inflation in emerging economies will likely be offset by weaker growth in most developed economies, especially peripheral Europe. Among developed countries, the U.S., Canada and Australia are expected to grow the fastest.

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Long-Term U.S. Government Bond Portfolio

PIMCO will focus on high quality income producing strategies that are positively leveraged to the cyclical upswing that we expect in the U.S. during 2011. With regard to portfolio strategy, we plan to target a flat to slightly overweight duration position overall, consisting predominantly of income producing strategies. We will, however, look to adjust duration tactically as rates move within our forecasted range. We also plan to concentrate our curve exposure around the longer end of the money market curve, where markets are now pricing in more Fed tightening that we foresee. PIMCO continues to favor Build America Bonds (BABs), whose attractive valuations relative to corporates have cheapened further amid uncertainty about the tax status of newly issued BABs.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2010
	1 Year	Since Inception*
Long-Term U.S. Government Bond Portfolio	10.62%	8.22%
Barclays Capital® Long-Term U.S. Treasury Index	9.38%	6.81%
Lipper® Variable Insurance Products (VIP) General U.S. Government Funds Average	5.89%	–

*Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

The Portfolio may invest in securities that are issued or guaranteed by the U.S. Government or its agencies, and in derivatives designed to replicate such securities. This guarantee is to timely repayment of the principal and interest if held to maturity, and does not apply to derivative securities held by the Portfolio. Guarantee does not eliminate market risk. The Portfolio may use derivative instruments for hedging or other purposes as part of its investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. The potential leverage created by use of derivatives may cause the Portfolio to be more sensitive to interest rate movements and thus more volatile than other long-term U.S. Government bond funds that do not use derivatives. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

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Long-Term U.S. Government Bond Portfolio

Top 10 Fixed Income Holdings 12/31/10

Security Description	% of Market Value
US Treasury, Various	47.3%
US Treasury Stripped, Various	23.5%
Residual Funding Stripped, Various	8.0%
Federal Home Loan Mortgage Corp., Various	4.9%
Federal National Mortgage Association, Various	2.8%
Tennessee Valley Authority, Various	2.3%
Financing Corp., Various	2.1%
Israel Government AID Bond, Various	1.5%
Egypt Government AID Bonds, 4.45%, 9/15/15	1.4%
Federal Home Loan Mortgage Corp.2, Series 2752, Class EZ, 5.50%, 2/15/34	0.7%

Sector Allocation 12/31/10

Sector Allocation is based on Total Investments.

Sector Allocation and Top 10 Holdings are subject to change.

The Government and Structured Product categories include domestic taxable bonds.

Consistent with the Portfolio’s stated parameters, no more than 10% of the Portfolio is invested in securities rated A by Moody’s or S&P and no more than 25% of the Portfolio is invested in securities rated Aa by Moody’s or AA by S&P.

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Schedule of Investments

December 31, 2010

Corporate Bonds (1.7%)	Shares/ $ Par	Value $ (000’s)

Banking (0.5%)
Credit Suisse USA, Inc., 0.484%, 8/16/11	300,000	300
The Goldman Sachs Group, Inc., 0.466%, 2/6/12	200,000	200

Total		500

Electronics (0.3%)
Hewlett-Packard Co., 0.406%, 3/1/12	300,000	300

Total		300

Oil & Gas Field Machine and Services (0.3%)
Cal Dive I—Title XI, Inc., 4.93%, 2/1/27	340,364	354

Total		354

Property and Casualty Insurance (0.6%)
American International Group, Inc., 5.85%, 1/16/18	600,000	619

Total		619

Total Corporate Bonds
(Cost: $1,626)		1,773

Governments (98.9%)

Governments (98.9%)
Egypt Government AID Bonds, 4.45%, 9/15/15	1,400,000	1,534
Federal Home Loan Mortgage Corp., 4.25%, 5/22/13	500,000	540
Federal Home Loan Mortgage Corp., 4.50%, 2/10/20	2,900,000	2,912
Federal Home Loan Mortgage Corp., 5.00%, 7/15/14	1,200,000	1,345
Federal Home Loan Mortgage Corp. Stripped, 0.00%, 9/15/29	1,500,000	584
Federal National Mortgage Association, 5.375%, 4/11/22	400,000	422
Federal National Mortgage Association, 5.625%, 4/17/28	100,000	113
Federal National Mortgage Association, 5.625%, 7/15/37	500,000	562
Federal National Mortgage Association, 6.21%, 8/6/38	100,000	120

	Governments (98.9%)	Shares/ $ Par	Value $ (000’s)

	Governments continued
	Financing Corp., 8.60%, 9/26/19	700,000	962
	Financing Corp. Stripped, 0.00%, 12/27/18	500,000	380
	Financing Corp. Stripped, 0.00%, 9/26/19	1,300,000	948
	Israel Government AID Bond, 0.00%, 5/15/21	200,000	132
	Israel Government AID Bond, 0.00%, 2/15/23	100,000	59
	Israel Government AID Bond, 0.00%, 5/15/23	500,000	290
	Israel Government AID Bond, 5.50%, 9/18/23	300,000	344
	Israel Government AID Bond, 5.50%, 12/4/23	300,000	343
	Israel Government AID Bond, 5.50%, 4/26/24	100,000	114
	Israel Government AID Bond, 5.50%, 9/18/33	300,000	333
(k)	Residual Funding Corp. Stripped, 0.00%, 10/15/19	4,400,000	3,242
	Residual Funding Corp. Stripped, 0.00%, 10/15/20	2,100,000	1,447
	Residual Funding Corp. Stripped, 0.00%, 1/15/30	2,400,000	992
	Residual Funding Corp. Stripped, 0.00%, 4/15/30	2,000,000	816
	Resolution Funding Corp. Stripped, 0.00%, 7/15/19	2,300,000	1,706
	Resolution Funding Corp. Stripped, 0.00%, 1/15/20	700,000	503
	Resolution Funding Corp. Stripped, 0.00%, 4/15/28	400,000	176
	Tennessee Valley Authority, 4.625%, 9/15/60	300,000	281
	Tennessee Valley Authority, 5.375%, 4/1/56	1,100,000	1,183
	Tennessee Valley Authority, 5.88%, 4/1/36	1,000,000	1,149
	US Treasury, 4.25%, 5/15/39	600,000	591
	US Treasury, 4.375%, 11/15/39	7,700,000	7,741
	US Treasury, 4.50%, 8/15/39	800,000	821

	Governments (98.9%)	Shares/ $ Par	Value $ (000’s)

	Governments continued
	US Treasury, 4.625%, 2/15/40	350,000	367
	US Treasury, 5.25%, 11/15/28	8,800,000	10,086
	US Treasury, 5.50%, 8/15/28	9,700,000	11,429
	US Treasury, 6.125%, 11/15/27	6,100,000	7,663
	US Treasury, 6.25%, 8/15/23	4,200,000	5,279
	US Treasury, 7.625%, 2/15/25	200,000	284
	US Treasury, 8.00%, 11/15/21	5,300,000	7,496
	US Treasury, 8.75%, 8/15/20	600,000	876
	US Treasury Inflation Index Bond, 2.375%, 1/15/25	174,036	194
	US Treasury Inflation Index Bond, 2.375%, 1/15/27	271,123	301
	US Treasury Inflation Index Bond, 2.50%, 1/15/29	254,660	289
	US Treasury Inflation Index Bond, 3.625%, 4/15/28	1,216,962	1,571
	US Treasury Inflation Index Bond, 3.875%, 4/15/29	133,036	178
	US Treasury Stripped, 0.00%, 8/15/20	1,000,000	712
	US Treasury Stripped, 0.00%, 2/15/21	1,100,000	762
(k)	US Treasury Stripped, 0.00%, 8/15/22	8,250,000	5,227
	US Treasury Stripped, 0.00%, 11/15/24	700,000	390
	US Treasury Stripped, 0.00%, 2/15/26	2,500,000	1,293
	US Treasury Stripped, 0.00%, 8/15/26	1,000,000	502
	US Treasury Stripped, 0.00%, 2/15/27	700,000	341
	US Treasury Stripped, 0.00%, 2/15/28	1,200,000	555
	US Treasury Stripped, 0.00%, 5/15/28	4,500,000	2,055
	US Treasury Stripped, 0.00%, 8/15/28	800,000	360
	US Treasury Stripped, 0.00%, 5/15/32	800,000	299
	US Treasury Stripped, 0.00%, 5/15/33	2,100,000	748
	US Treasury Stripped, 0.00%, 11/15/33	800,000	278

The Accompanying Notes are an Integral Part of the Financial Statements.

118	Long-Term U.S. Government Bond Portfolio

Long-Term U.S. Government Bond Portfolio

	Governments (98.9%)	Shares/ $ Par	Value $ (000’s)

	Governments continued
	US Treasury Stripped, 0.00%, 2/15/38	5,600,000	1,632
	US Treasury Stripped, 0.00%, 11/15/38	800,000	218
(k)	US Treasury Stripped, 0.00%, 5/15/39	27,100,000	7,369
	US Treasury Stripped, 0.00%, 11/15/39	3,100,000	823

	Total Governments (Cost: $104,033)		102,262

	Municipal Bonds (0.7%)

	Municipal Bonds (0.7%)
	Iowa State Special Obligation Build America Bonds, 6.75%, 6/1/34 RB	400,000	420
	Poway Unified Public School District, 4.50%, 9/15/37 RB, AMBAC	200,000	149
	Puerto Rico Sales Tax Financing Corp., Series A, 0.00%, 8/1/54 RB, AMBAC	1,600,000	80

	Total Municipal Bonds
	(Cost: $744)		649

	Structured Products (6.3%)

	Structured Products (6.3%)
	American Home Mortgage Investment Trust, Series 2005-3, Class 2A2, 2.159%, 9/25/35	27,410	27
	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-2, Class 21A, 2.972%, 5/25/34	5,835	6
	Chase Issuance Trust, Series 2007-A1, Class A1, 0.28%, 3/15/13	200,000	200
	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB5, Class 2A1, 3.07%, 4/20/35	20,576	20
	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR18, Class 2A3, 2.528%, 7/25/33	6,034	6

Structured Products (6.3%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR20, Class 2A1, 2.705%, 8/25/33	7,434	7
Federal Home Loan Mortgage Corp., Series 3346, Class FA, 0.490%, 2/15/19	81,760	82
Federal Home Loan Mortgage Corp., Series 3203, Class ZW, 5.00%, 11/15/35	372,411	366
Federal Home Loan Mortgage Corp., Series 2752, Class EZ, 5.50%, 2/15/34	727,477	779
Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-61, Class 1A1, 1.742%, 7/25/44	33,741	33
Federal National Mortgage Association, Series 2007-114, Class A6, 0.461%, 10/27/37	100,000	100
Federal National Mortgage Association, Series 2007-39, Class NZ, 4.25%, 5/25/37	233,662	229
Federal National Mortgage Association, 5.00%, 6/1/35	648,747	685
Federal National Mortgage Association, 5.00%, 2/1/36	1,156,909	1,221
General Motors Acceptance Corp. Mortgage Corp. Loan Trust, Series 2004-AR1, Class 22A, 3.155%, 6/25/34	19,112	17
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A4, 5.742%, 2/12/49	100,000	106
Massachusetts Educational Financing Authority, Series 2008-1, Class A1, 1.238%, 4/25/38	308,730	310
Merrill Lynch Floating Trust, Series 2008-LAQA, Class A1, 0.802%, 7/9/21 144A	399,918	386
Merrill Lynch Mortgage Investors, Inc., Series 2003-A3, Class 1A, 2.456%, 5/25/33	15,872	16
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class 3A, 2.953%, 5/25/33	9,177	9

	Structured Products (6.3%)	Shares/ $ Par	Value $ (000’s)

	Structured Products continued
	MLCC Mortgage Investors, Inc., Series 2005-3, Class 4A, 0.511%, 11/25/35	44,353	38
	MLCC Mortgage Investors, Inc., Series 2005-2, Class 1A, 1.707%, 10/25/35	39,788	36
	SLM Student Loan Trust, Series 2006-6, Class A1, 0.278%, 10/25/18	16,037	16
	SLM Student Loan Trust, Series 2006-9, Class A2, 0.288%, 4/25/17	3,724	4
	SLM Student Loan Trust, Series 2007-2, Class A2, 0.288%, 7/25/17	434,803	431
	SLM Student Loan Trust, Series 2008-7, Class A2, 0.788%, 10/25/17	200,000	200
	SLM Student Loan Trust, Series 2003-7A, Class A5A, 1.502%, 12/15/33 144A	250,000	254
	SLM Student Loan Trust, Series 2008-9, Class A, 1.788%, 4/25/23	504,271	521
	South Carolina Student Loan Corp., Series 2008-1, Class A2, 0.846%, 3/1/18	371,665	365
	Structured Asset Mortgage Investments, Inc., Series 2004-AR5, Class 1A1, 0.591%, 10/19/34	12,992	12
	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR1, Class A, 2.785%, 3/25/34	59,502	56

	Total Structured Products
	(Cost: $6,210)		6,538

	Short-Term Investments (37.0%)

	Other Holdings (10.6%)
(k)	JPMorgan Money Market Fund	10,939,004	10,939

	Total		10,939

The Accompanying Notes are an Integral Part of the Financial Statements.

Long-Term U.S. Government Bond Portfolio	119

Long-Term U.S. Government Bond Portfolio

	Short-Term Investments (37.0%)	Shares/ $ Par	Value $ (000’s)

	Repurchase Agreements (26.4%)
(k)	US Treasury Repurchase, 0.20%, dated 12/31/10, (collateralized by US Treasury Bill, 4.375%, 5/15/40, valued at $10,431,180, repurchase proceeds of $10,200,000)	10,200,000	10,200
(k)	US Treasury Repurchase, 0.23%, dated 12/31/10, (collateralized by US Treasury Bill, 3.50%, 5/15/20, valued at $10,421,738, repurchase proceeds of $10,200,000)	10,200,000	10,200

	Short-Term Investments (37.0%)	Shares/ $ Par	Value $ (000’s)

	Repurchase Agreements continued
(b)	US Treasury Repurchase, 0.25%, dated 12/31/10, (collateralized by US Treasury Bill, 4.625%, 2/15/40, valued at $7,016,155, repurchase proceeds of $6,900,000)	6,900,000	6,900

	Total		27,300

	Total Short-Term Investments (Cost: $38,239)		38,239

	Total Investments (144.6%) (Cost: $150,852)(a)		149,461

	Other Assets, Less
	Liabilities (-44.6%)		(46,081)

	Net Assets (100.0%)		103,380

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010 the value of these securities (in thousands) was $640 representing 0.6% of the net assets.

RB — Revenue Bond

AMBAC — American Municipal Bond Assurance Corp.

(a)	At December 31, 2010 the aggregate cost of securities for federal tax purposes (in thousands) was $154,967 and the net unrealized depreciation of investments based on that cost was $5,506 which is comprised of $1,964 aggregate gross unrealized appreciation and $7,470 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
90 Day Euro $ Commodity Future (Long) (Total Notional Value at December 31, 2010, $6,173)	25	9/11	$42
90 Day Euro $ Commodity Future (Long) (Total Notional Value at December 31, 2010, $25,816)	104	3/12	(63)

(i)	Written options outstanding on December 31, 2010.

Description	Exercise Price	Expiration Date	Number of Contracts	Value (000’s)
Call - CBOT 90 Day Euro $ Commodity	$99.375	9/11	27	$(16)
Put - CBOT 90 Day Euro $ Commodity	99.375	9/11	27	(11)

(Premiums Received $30)				$(27)

CBOT — Chicago Board of Trade

(k)	Securities with an aggregate value of $47,177 (in thousands) have been pledged as collateral for delayed-delivery securities or written options on December 31, 2010.

The Accompanying Notes are an Integral Part of the Financial Statements.

120	Long-Term U.S. Government Bond Portfolio

Long-Term U.S. Government Bond Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2010. See Note 2C for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
US Government & Agency Bonds	$-	$102,262	$-
Municipal Bonds	-	649	-
Corporate Bonds	-	1,773	-
Structured Products	-	6,538	-
Short-Term Investments	-	38,239
Other Financial Instruments - Futures^	42	-
Liabilities:
Other Financial Instruments^
Futures	(63)	-
Written Options	-	(27)
Total	$(21)	$149,434	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Long-Term U.S. Government Bond Portfolio	121

Inflation Protection Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Pursue total return using a strategy that seeks to protect against U.S. inflation.	Invest primarily in investment grade debt securities, with a majority in inflation-linked debt securities.	$116 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Inflation Protection Portfolio (the “Portfolio”), has engaged American Century Investment Management, Inc. (“American Century”) to act as sub-adviser for the Portfolio. The Portfolio invests substantially all of its assets in investment grade debt securities. To help protect against U.S. inflation, under normal conditions, the Portfolio will invest over 50% of its net assets (plus any borrowings for investment purposes) in inflation-linked debt securities. These securities include inflation-linked U.S. Treasury Securities, inflation-linked securities issued by U.S. government agencies and instrumentalities other than the U.S. Treasury, and inflation-linked securities issued by other entities such as domestic and foreign corporations and governments. Inflation-linked securities are designed to protect the future purchasing power of the money invested in them. The Portfolio also may invest in fixed income securities that are not linked to inflation, including mortgage- and asset-backed securities. The Portfolio invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (so called “junk bonds”). Due to Internal Revenue Code provisions governing insurance product funds, no more than 55% of the Portfolio’s assets may be invested in securities issued by the same entity, such as the U.S. Treasury.

Market Overview

Investors started the year on a relatively upbeat note, before a spring slowdown in the pace of economic growth, high unemployment and the potential fallout from the European sovereign debt crisis stoked fears of a double-dip recession. This sentiment boosted demand for perceived “safe haven” investments, including nominal (traditional) Treasurys and Treasury inflation-protected securities (“TIPS”). This demand helped push government bond prices higher and yields lower. In addition, inflation expectations fell during this timeframe.

Dissatisfied with the slow pace of economic growth and the lingering high jobless rate, the Federal Reserve (“Fed”) launched its second government securities purchase program in late 2010. This action, combined with a decision by Congress to extend prevailing federal income tax rates, helped spark a fresh round of economic optimism. In the final three months of the year, investors increased their appetite for riskier investments and sold Treasurys. This sent Treasury prices lower and yields higher, particularly among longer-term securities.

Headline inflation, as measured by the 12-month change in the Consumer Price Index (CPI), was 1.1% as of November 30, 2010. The annual inflation rate in 2009 was 2.7%. While current inflation remained tame, expectations for higher long-term inflation emerged, primarily due to the extraordinary amount of fiscal and monetary stimulus in the financial system. The Treasury breakeven rate, or yield difference between 10-year TIPS and nominal 10-year Treasurys, began the period at 2.41 percentage points, slipped to 1.84 percentage points at the end of June, and climbed to 2.28 percentage points at the end of December. The 10-year breakeven rate is a gauge of the market’s inflation expectation for the next ten years.

Portfolio Results

The Portfolio returned 5.60% for the twelve months ended December 31, 2010. The Portfolio’s benchmark, the Barclays Capital® US Treasury Inflation Protected Securities Index (the “Index”), returned 6.31% for the year. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return of the General U.S. Government Funds peer group was 5.89%, according to Lipper® Analytical Services, Inc., an independent mutual fund rating agency. However, the General U.S. Government Funds peer group is not strictly comparable to the Portfolio because the peer group includes a wide range of U.S. government funds, including funds purchasing only nominal Treasury securities.

The Portfolio’s performance benefited from the generally favorable climate for bonds, which boosted TIPS. The Portfolio’s underperformance relative to the benchmark was due to yield curve positioning. The Portfolio was positioned throughout the period for a long-term flattening of the yield curve, using Treasury futures. This strategy generally helped performance until late in the period, when long-term rates increased, and the yield curve steepened. Nevertheless, the managers maintained this positioning because they believed this strategy should provide longer-term value, as maturity spreads tighten, either due to declining long-term yields or rising short-term yields.

The Portfolio was as fully invested in TIPS as allowed by IRS portfolio diversification regulations for insurance products (55% of the portfolio). The remainder of the Portfolio included non-dollar inflation-linked bonds and investment grade corporate, mortgage and agency securities. The corporate securities contributed favorably to relative performance, while mortgage, agency and non-dollar inflation-linked securities detracted.

In an effort to maintain maximum inflation protection and provide TIPS-like performance without investing further in TIPS, the Portfolio invested in inflation “swaps” to create an inflation-linked “overlay” for the non-inflation-linked securities. Inflation swaps are fixed-maturity instruments, negotiated through a counterparty (investment bank), that return the rate of inflation (CPI). Because all swaps bear counterparty credit risk, the managers attempted to mitigate this risk through stringent

122	Inflation Protection Portfolio

Inflation Protection Portfolio

controls and oversight with regard to counterparty credit risk. The Portfolio’s swaps outperformed during the year, primarily because corporate securities were used as the counterparts to the swap agreements.

Portfolio Manager Outlook

The following forward looking comments are the opinion of American Century, the Portfolio’s sub-adviser.

Our intermediate-term inflation outlook remains low due to weak global economic fundamentals. Over the long term, fiscal and monetary stimulus eventually may result in higher inflation than what is currently priced into the Treasury market.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2010
	1 Year	Since Inception*
Inflation Protection Portfolio	5.60%	5.65%
Barclays Capital® U.S. Treasury Inflation Protected Securities (TIPS) Index	6.31%	6.28%
Lipper® Variable Insurance Products (VIP) General U.S. Government Funds Average	5.89%	–

*	Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

This Portfolio invests over 50% of its assets in inflation-linked bonds. Inflation-linked bonds issued by the U.S. Government, known as TIPs, are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Neither the current market value of the inflation-linked bonds nor the share value of the fund that invests in them is guaranteed, and either or both may fluctuate. Those portions of the Portfolio which are not invested in inflation linked securities will not be automatically protected from inflation. The Portfolio may use derivative instruments for hedging or other purposes as part of its investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Inflation Protection Portfolio	123

Inflation Protection Portfolio

Top 10 Fixed Income Holdings 12/31/10

Security Description	% of Net Assets
US Treasury Inflation Index Bond, Various	54.0%
United Kingdom Gilt Inflation Linked, Various	7.2%
Federal National Mortgage Association, 6.625%, 11/15/30	4.0%
Federal Home Loan Mortgage Corp., 4.875%, 6/13/18	3.7%
Bundesobligation Inflation Linked, 2.25%, 4/15/13	2.4%
Canadian Government Bond, 4.25%, 12/1/26	2.2%
Italy Buoni Poliennali Del Tesoro, 2.35%, 9/15/19	2.1%
Japanese Government CPI Linked Bond, 1.10%, 12/10/16	2.0%
France Government Bond OAT, 2.25%, 7/25/20	1.8%
Federal Home Loan Banks, 0.875%, 12/27/13	1.7%

Sector Allocation 12/31/10

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

The Corporate Bonds sector includes bonds of companies and governments headquartered outside the United States. The Government and Structured Product categories include domestic taxable bonds.

Consistent with the Portfolio’s stated parameters, no more than 20% of the Portfolio is invested in foreign securities, and no more than 10% is invested in high yield securities.

124	Inflation Protection Portfolio

Inflation Protection Portfolio

Schedule of Investments

December 31, 2010

Corporate Bonds (29.2%)	Shares/ $ Par	Value $ (000’s)

Aerospace/Defense (0.3%)
L-3 Communications Corp., 5.20%, 10/15/19	50,000	51
L-3 Communications Corp., 6.375%, 10/15/15	150,000	154
United Technologies Corp., 5.70%, 4/15/40	110,000	120

Total		325

Banking (2.2%)
Bank of America Corp., 5.875%, 1/5/21	50,000	52
Bank of America Corp., 6.50%, 8/1/16	160,000	174
The Bear Stearns Cos. LLC, 3.12%, 1/10/14	70,000	71
Citigroup, Inc., 6.01%, 1/15/15	140,000	154
Credit Suisse AG, 5.40%, 1/14/20	30,000	31
Credit Suisse/New York NY, 5.30%, 8/13/19	110,000	116
Credit Suisse/New York NY, 5.50%, 5/1/14	150,000	164
The Goldman Sachs Group, Inc., 5.375%, 3/15/20	70,000	72
The Goldman Sachs Group, Inc., 7.50%, 2/15/19	130,000	151
The International Bank for Reconstruction & Development, 7.625%, 1/19/23	500,000	684
Kreditanstalt fuer Wiederaufbau, 4.75%, 5/15/12	500,000	528
Morgan Stanley, 4.20%, 11/20/14	110,000	112
Morgan Stanley, 7.30%, 5/13/19	120,000	135
PNC Bank, N.A., 6.00%, 12/7/17	100,000	109

Total		2,553

Beverage/Bottling (0.5%)
Anheuser-Busch InBev Worldwide, Inc., 5.375%, 1/15/20	150,000	162
Anheuser-Busch InBev Worldwide, Inc., 6.875%, 11/15/19 144A	120,000	143
The Coca-Cola Co., 3.15%, 11/15/20	100,000	94

Corporate Bonds (29.2%)	Shares/ $ Par	Value $ (000’s)

Beverage/Bottling continued
The Coca-Cola Co., 3.625%, 3/15/14	100,000	106
Coca-Cola Refreshments USA, Inc., 4.25%, 3/1/15	100,000	108

Total		613

Cable/Media/Broadcasting/Satellite (1.1%)
CBS Corp., 5.75%, 4/15/20	120,000	128
Comcast Corp., 5.15%, 3/1/20	140,000	147
Comcast Corp., 5.90%, 3/15/16	70,000	78
DIRECTV Holdings LLC, 3.55%, 3/15/15	150,000	152
NBC Universal, Inc., 4.375%, 4/1/21 144A	140,000	136
NBC Universal, Inc., 5.15%, 4/30/20 144A	100,000	104
News America, Inc., 6.90%, 8/15/39	110,000	126
Time Warner Cable, Inc., 5.40%, 7/2/12	60,000	64
Time Warner Cable, Inc., 6.75%, 7/1/18	160,000	186
Time Warner, Inc., 4.875%, 3/15/20	110,000	115

Total		1,236

Conglomerate/Diversified Manufacturing (0.2%)
The Dow Chemical Co., 2.50%, 2/15/16	50,000	48
The Dow Chemical Co., 4.25%, 11/15/20	80,000	77
The Dow Chemical Co., 8.55%, 5/15/19	60,000	75
General Electric Co., 5.25%, 12/6/17	60,000	65

Total		265

Consumer Products/Retailing (0.4%)
eBay, Inc., 3.25%, 10/15/20	170,000	158
Hanesbrands, Inc., 6.375%, 12/15/20 144A	110,000	105
Jarden Corp., 6.125%, 11/15/22	60,000	57
Rent-A-Center, Inc., 6.625%, 11/15/20 144A	200,000	199

Total		519

Electric Utilities (0.7%)
CMS Energy Corp., 4.25%, 9/30/15	50,000	50

Corporate Bonds (29.2%)	Shares/ $ Par	Value $ (000’s)

Electric Utilities continued
Dominion Resources, Inc., 6.40%, 6/15/18	240,000	279
Duke Energy Ohio, Inc., 2.10%, 6/15/13	70,000	71
Exelon Generation Co. LLC, 4.00%, 10/1/20	80,000	75
FirstEnergy Solutions Corp., 6.05%, 8/15/21	90,000	92
Pacific Gas & Electric Co., 5.80%, 3/1/37	70,000	74
PG&E Corp., 5.75%, 4/1/14	50,000	55
Sempra Energy, 6.50%, 6/1/16	50,000	58

Total		754

Electronics (0.3%)
Arrow Electronics, Inc., 3.375%, 11/1/15	155,000	150
Cisco Systems, Inc., 5.90%, 2/15/39	100,000	111
Jabil Circuit, Inc., 5.625%, 12/15/20	110,000	108

Total		369

Energy (0.1%)
Newfield Exploration Co., 6.875%, 2/1/20	100,000	105

Total		105

Food Processors (0.3%)
Kraft Foods, Inc., 5.375%, 2/10/20	250,000	269
Kraft Foods, Inc., 6.50%, 2/9/40	80,000	90
Mead Johnson Nutrition Co., 5.90%, 11/1/39	40,000	41

Total		400

Gaming/Leisure/Lodging (0.1%)
Host Hotels & Resorts, Inc., 6.00%, 11/1/20 144A	150,000	148

Total		148

Gas Pipelines (0.1%)
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20	150,000	156

Total		156

Health Care/Pharmaceuticals (0.5%)
Abbott Laboratories, 5.30%, 5/27/40	60,000	62
Amgen, Inc., 5.85%, 6/1/17	90,000	103

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio	125

Inflation Protection Portfolio

Corporate Bonds (29.2%)	Shares/ $ Par	Value $ (000’s)

Health Care/Pharmaceuticals continued
Medtronic, Inc., 3.00%, 3/15/15	200,000	205
Pfizer, Inc., 7.20%, 3/15/39	100,000	129
Roche Holdings, Inc., 6.00%, 3/1/19 144A	90,000	105

Total		604

Independent Finance (0.3%)
General Electric Capital Corp., 4.375%, 9/16/20	50,000	49
General Electric Capital Corp., 5.625%, 9/15/17	200,000	219
General Electric Capital Corp., 6.00%, 8/7/19	60,000	67

Total		335

Information/Data Technology (0.2%)
Adobe Systems, Inc., 3.25%, 2/1/15	100,000	102
Xerox Corp., 6.35%, 5/15/18	100,000	113

Total		215

Life Insurance (0.4%)
Prudential Financial, Inc., 2.62%, 2/10/12	200,000	201
Prudential Financial, Inc., 2.75%, 3/10/15	240,000	235

Total		436

Metals/Mining (0.2%)
Anglo American Capital PLC, 4.45%, 9/27/20 144A	30,000	30
Newmont Mining Corp., 6.25%, 10/1/39	120,000	131
Peabody Energy Corp., 6.50%, 9/15/20	100,000	107

Total		268

Natural Gas Distributors (0.1%)
Chesapeake Energy Corp., 7.625%, 7/15/13	70,000	76
Williams Partners LP, 4.125%, 11/15/20	60,000	57

Total		133

Oil and Gas (1.3%)
Anadarko Petroleum Corp., 5.95%, 9/15/16	100,000	107
Chevron Corp., 3.95%, 3/3/14	100,000	107
ConocoPhillips, 4.75%, 2/1/14	260,000	282
Enterprise Products Operating LLC, 3.70%, 6/1/15	80,000	83

	Corporate Bonds (29.2%)	Shares/ $ Par	Value $ (000’s)

	Oil and Gas continued
	Enterprise Products Operating LLC, 4.60%, 8/1/12	190,000	199
	Enterprise Products Operating LLC, 6.45%, 9/1/40	100,000	108
	EOG Resources, Inc., 2.50%, 2/1/16	300,000	293
	Marathon Oil Corp., 6.50%, 2/15/14	127,000	143
	Shell International Finance BV, 4.30%, 9/22/19	110,000	115
	Talisman Energy, Inc., 7.75%, 6/1/19	50,000	62

	Total		1,499

	Other Holdings (17.7%)
(f)	Bundesobligation Inflation Linked, 2.25%, 4/15/13	1,985,291	2,818
(f)	Canadian Government Bond, 4.25%, 12/1/26	1,722,021	2,543
(f)	France Government Bond OAT, 2.25%, 7/25/20	1,425,650	2,060
(f)	Italy Buoni Poliennali Del Tesoro, 2.35%, 9/15/19	1,849,082	2,385
(f)	Japanese Government CPI Linked Bond, 1.10%, 12/10/16	186,426,500	2,301
(f)	United Kingdom Gilt Inflation Linked, 1.25%, 11/22/17	1,188,035	2,008
(f)	United Kingdom Gilt Inflation Linked, 2.50%, 8/16/13	800,000	3,481
(f)	United Kingdom Gilt Inflation Linked, 2.50%, 7/26/16	595,000	2,910

	Total		20,506

	Paper and Forest Products (0.1%)
	International Paper Co., 9.375%, 5/15/19	60,000	77

	Total		77

	Railroads (0.1%)
	Union Pacific Corp., 7.875%, 1/15/19	110,000	137

	Total		137

	Restaurants (0.1%)
	Yum! Brands, Inc., 5.30%, 9/15/19	100,000	106

	Total		106

Corporate Bonds (29.2%)	Shares/ $ Par	Value $ (000’s)

Retail Food and Drug (0.3%)
CVS Caremark Corp., 6.60%, 3/15/19	170,000	199
Medco Health Solutions, Inc., 4.125%, 9/15/20	110,000	106

Total		305

Retail Stores (0.3%)
Lowe’s Cos., Inc., 2.125%, 4/15/16	120,000	117
Wal-Mart Stores, Inc., 3.25%, 10/25/20	200,000	188

Total		305

Technology (0.2%)
Oracle Corp., 5.75%, 4/15/18	200,000	229

Total		229

Telecommunications (1.0%)
AT&T, Inc., 5.10%, 9/15/14	100,000	109
AT&T, Inc., 6.55%, 2/15/39	110,000	120
Cellco Partnership/Verizon Wireless Capital LLC, 5.55%, 2/1/14	100,000	110
Cellco Partnership/Verizon Wireless Capital LLC, 8.50%, 11/15/18	60,000	79
CenturyLink, Inc., 7.875%, 8/15/12	150,000	162
Deutsche Telekom International Finance BV, 6.75%, 8/20/18	130,000	154
Telecom Italia Capital SA, 6.175%, 6/18/14	160,000	170
Verizon Communications, Inc., 6.10%, 4/15/18	150,000	170
Windstream Corp., 7.875%, 11/1/17	100,000	105

Total		1,179

Yankee Sovereign (0.1%)
The Republic of Italy, 3.125%, 1/26/15	120,000	117

Total		117

Total Corporate Bonds
(Cost: $32,886)		33,894

Governments (64.5%)

Governments (64.5%)
Farmer Mac Guaranteed Notes Trust, 5.125%, 4/19/17 144A	500,000	535
Federal Home Loan Banks, 0.875%, 12/27/13	2,000,000	1,982

The Accompanying Notes are an Integral Part of the Financial Statements.

126	Inflation Protection Portfolio

Inflation Protection Portfolio

Governments (64.5%)	Shares/ $ Par	Value $ (000’s)

Governments continued
Federal Home Loan Mortgage Corp., 4.875%, 6/13/18	3,850,000	4,306
Federal National Mortgage Association, 6.625%, 11/15/30	3,700,000	4,669
Israel Government AID Bond, 0.00%, 11/1/14	500,000	465
Tennessee Valley Authority Generic Stripped, 0.00%, 11/1/12	251,000	245
US Treasury Inflation Index Bond, 0.50%, 4/15/15	630,738	645
US Treasury Inflation Index Bond, 1.25%, 4/15/14	1,705,110	1,793
US Treasury Inflation Index Bond, 1.25%, 7/15/20	1,403,542	1,437
US Treasury Inflation Index Bond, 1.375%, 7/15/18	405,680	428
US Treasury Inflation Index Bond, 1.375%, 1/15/20	1,112,496	1,156
US Treasury Inflation Index Bond, 1.625%, 1/15/15	2,605,717	2,779
US Treasury Inflation Index Bond, 1.625%, 1/15/18	835,152	894
US Treasury Inflation Index Bond, 1.75%, 1/15/28	1,560,690	1,589
US Treasury Inflation Index Bond, 1.875%, 7/15/13	744,231	794
US Treasury Inflation Index Bond, 1.875%, 7/15/15	393,533	426
US Treasury Inflation Index Bond, 1.875%, 7/15/19	2,765,556	3,007
US Treasury Inflation Index Bond, 2.00%, 4/15/12	1,993,875	2,066
US Treasury Inflation Index Bond, 2.00%, 1/15/14	2,367,240	2,541
US Treasury Inflation Index Bond, 2.00%, 7/15/14	1,160,250	1,254
US Treasury Inflation Index Bond, 2.00%, 1/15/16	2,121,190	2,310
US Treasury Inflation Index Bond, 2.00%, 1/15/26	4,297,410	4,563

	Governments (64.5%)	Shares/ $ Par	Value $ (000’s)

	Governments continued
	US Treasury Inflation Index Bond, 2.125%, 1/15/19	1,859,018	2,057
	US Treasury Inflation Index Bond, 2.125%, 2/15/40	2,969,809	3,143
	US Treasury Inflation Index Bond, 2.375%, 1/15/17	4,121,062	4,592
(k)	US Treasury Inflation Index Bond, 2.375%, 1/15/25	3,944,816	4,390
	US Treasury Inflation Index Bond, 2.375%, 1/15/27	2,955,235	3,284
	US Treasury Inflation Index Bond, 2.50%, 7/15/16	1,407,822	1,580
	US Treasury Inflation Index Bond, 2.50%, 1/15/29	850,564	965
	US Treasury Inflation Index Bond, 2.625%, 7/15/17	2,717,217	3,092
	US Treasury Inflation Index Bond, 3.00%, 7/15/12	1,033,906	1,098
	US Treasury Inflation Index Bond, 3.375%, 4/15/32	671,511	868
	US Treasury Inflation Index Bond, 3.625%, 4/15/28	3,380,450	4,364
	US Treasury Inflation Index Bond, 3.875%, 4/15/29	4,124,116	5,531

	Total Governments
	(Cost: $72,116)		74,848

	Municipal Bonds (0.1%)

	Municipal Bonds (0.1%)
	Bay Area Toll Authority, Series S-1, 6.918%, 4/1/40 RB	60,000	60
	Department of Water and Power of the City of Los Angeles Power System, Series A, 5.716%, 7/1/39 RB	15,000	14
	Texas Transportation Commission State of Texas, Series 2009A, 5.517%, 4/1/39 GO	60,000	61

	Total Municipal Bonds
	(Cost: $135)		135

Structured Products (4. 4%)	Shares/ $ Par	Value $ (000’s)

Structured Products (4.4%)
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19	234,915	237
Banc of America Mortgage Securities, Inc., Series 2004-4, Class 2A1, 5.50%, 5/25/34	220,047	221
Countrywide Home Loan Mortgage Pass Through Trust, Series 2003-35, Class 1A3, 5.00%, 9/25/18	183,739	190
Countrywide Home Loan Mortgage Pass Through Trust, Series 2003-J13, Class 1A1, 5.25%, 1/25/34	115,921	118
Credit Suisse Mortgage Capital Certificates, Series 2007-TF2A, Class A1, 0.440%, 4/15/22 144A	359,911	337
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, 4.799%, 8/10/42	100,000	106
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, 4.751%, 7/10/39	700,000	738
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6, 5.396%, 8/10/38	650,000	698
LB-UBS Commercial Mortgage Trust, Series 2004-C1, Class A4, 4.568%, 1/15/31	150,000	157
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class AM, 5.017%, 9/15/40	300,000	307
LB-UBS Commercial Mortgage Trust, Series 2002-C1, Class B, 6.575%, 3/15/34	300,000	314
Lehman Brothers Floating Rate Commercial Mortgage Trust, Series 2007-LLFA, Class A1, 0.560%, 6/15/22 144A	371,607	354
Wachovia Bank Commercial Mortgage Trust, Series 2003-C3, Class A2, 4.867%, 2/15/35	200,000	210

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio	127

Inflation Protection Portfolio

Structured Products (4.4%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class A6A, 5.11%, 7/15/42	150,000	156
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A4, 5.418%, 1/15/45	500,000	536
Wells Fargo Mortgage Backed Securities, Series 2007-3, Class 3A1, 5.50%, 4/25/22	265,953	274
Wells Fargo Mortgage Backed Securities, Series 2007-AR10, Class 1A1, 6.198%, 1/25/38	247,783	247

Total Structured Products
(Cost: $5,194)		5,200

Short-Term Investments (1.2%)	Shares/ $ Par	Value $ (000’s)

Commercial Banks Non-US (0.9%)
BNP Paribas Finance, Inc., 0.10%, 1/3/11	982,000	982

Total		982

Other Holdings (0.3%)
JPMorgan Money Market Fund	380,030	380

Total		380

Total Short-Term Investments
(Cost: $1,362)		1,362

Total Investments (99.4%)
(Cost: $111,693)(a)		115,439

Other Assets, Less
Liabilities (0.6%)		639

Net Assets (100.0%)		116,078

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010 the value of these securities (in thousands) was $2,196 representing 1.9% of the net assets.

GO — General Obligation

RB — Revenue Bond

(a)	At December 31, 2010 the aggregate cost of securities for federal tax purposes (in thousands) was $111,830 and the net unrealized appreciation of investments based on that cost was $3,609 which is comprised of $4,635 aggregate gross unrealized appreciation and $1,026 aggregate gross unrealized depreciation.

(f)	Foreign Bond – par value is foreign denominated

(h)	Forward foreign currency contracts outstanding on December 31, 2010.

Type	Counterparty	Currency	Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)		Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Buy	Westpac Banking	CAD	417	1/11	$3		$-	$3
Sell	Barclays Bank PLC	CAD	2,804	1/11	-		(75)	(75)
Sell	Westpac Banking	CAD	137	1/11	-		(2)	(2)
Buy	Westpac Banking	EUR	1,594	1/11	-		(44)	(44)
Sell	Barclays Bank PLC	EUR	7,144	1/11	346		-	346
Buy	Westpac Banking	GBP	846	1/11	-		(44)	(44)
Sell	HSBC Bank USA	GBP	6,286	1/11	150		-	150
Sell	Westpac Banking	JPY	184,791	1/11	-	(m)	-	- (m)

					$499		$(165)	$334

CAD — Canadian Dollar

EUR — Euro

GBP — British Pound

JPY — Japanese Yen

The Accompanying Notes are an Integral Part of the Financial Statements.

128	Inflation Protection Portfolio

Inflation Protection Portfolio

(j)	Swap agreements outstanding on December 31, 2010.

Total Return Swaps

Reference Entity	Counterparty	Payment Made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	2.90%	CPURNSA Index Total Return at Maturity	5/13	2,500	$(209)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	2.42%	CPURNSA Index Total Return at Maturity	4/18	2,000	(33)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	2.51%	CPURNSA Index Total Return at Maturity	3/19	2,000	(34)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	2.64%	CPURNSA Index Total Return at Maturity	2/20	2,800	(63)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	2.67%	CPURNSA Index Total Return at Maturity	4/22	3,000	(33)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	3.01%	CPURNSA Index Total Return at Maturity	2/30	2,700	(86)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.77%	CPURNSA Index Total Return at Maturity	6/14	1,000	(74)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.72%	CPURNSA Index Total Return at Maturity	8/17	2,000	(140)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.895%	CPURNSA Index Total Return at Maturity	12/27	1,700	(64)

						$(736)

(k)	Securities with an aggregate value of $4,390 (in thousands) have been pledged as collateral for swap contracts outstanding on December 31, 2010.

(m)	Amount is less than one thousand.

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio	129

Inflation Protection Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2010. See Note 2C for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
US Government & Agency Bonds	$-	$74,848	$-
Foreign Bonds	-	20,506	-
Municipal Bonds	-	135	-
Corporate Bonds	-	13,388	-
Structured Products	-	5,200	-
Short-Term Investments	-	1,362	-
Other Financial Instruments - Forward Currency Contracts^	-	499	-
Liabilities:
Other Financial Instruments^
Forward Currency Contracts	-	(165)	-
Total Return Swaps	-	(736)	-

Total	$-	$115,037	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

130	Inflation Protection Portfolio

High Yield Bond Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Achieve high current income and capital appreciation.	Invest in diversified mix of debt securities rated below investment grade.	$344 million

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the High Yield Bond Portfolio (the “Portfolio”). The Portfolio seeks to achieve its objective by investing in a diversified portfolio of non-investment grade debt securities. The Portfolio invests in both domestic and foreign debt securities that are rated below investment grade by at least one major rating agency or, if unrated, determined by management to be of comparable quality. Securities are selected primarily based upon industry and credit analysis performed by management to identify companies that are believed to be attractively priced, or which have stable or improving fundamental financial characteristics, relative to the overall high yield market.

Market Overview

Overall, high yield bonds produced solid returns in 2010, benefiting from improving credit conditions and heavy demand from investors looking for attractive absolute yields and relative to those available on other taxable investments. Surging demand allowed the market to absorb record new bond issuance in 2010. As a result, high yield securities generally outperformed investment grade taxable bonds. For the period, the Barclays Capital® U.S. Corporate High-Yield 2% Issuer Capped Index returned 14.94%, while the Barclays Capital® Aggregate Bond Index (a measure of broad, taxable bond market performance) returned 6.54%.

Outperformance by high yield bonds caused the spread (or difference in yield) over Treasurys to decline by about 90 basis points for the year to roughly 525 basis points (a basis point equals 0.01%, so 525 basis points equal 5.25%) at year end. Within the high yield market, CCC bonds performed best, followed by bonds rated BB and B. In terms of performance by sector, no segment of the market had negative results; finance-related bonds fared best, while more interest rate-sensitive utility bonds lagged.

Portfolio Results

The Portfolio returned 14.56% for the twelve months ended December 31, 2010; by comparison, the Portfolio’s benchmark, the Barclays Capital® U.S. Corporate High-Yield 2% Issuer Capped Index (the “Index”), returned 14.94%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return for the Portfolio’s peer group, High Current Yield Funds, was 13.61%, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio’s absolute returns reflected the solid performance of high yield bonds in 2010. Relative to the benchmark, the Portfolio benefited from certain sector and security selection decisions, while credit allocation detracted modestly.

In terms of sector and security selection, it was beneficial to favor auto-related bonds as well as those of metals and mining companies. The Portfolio’s positioning among select finance-related debt also helped performance. In general, these were economically sensitive issuers that benefited from improving business conditions over the course of the year. However, some of the Portfolio’s non-cable media positions lagged.

The Portfolio held an overweight position in bonds rated B, with a corresponding underweight to BB and CCC securities. The underweight position to BB securities detracted from performance in 2010, as crossover buyers from the investment grade market bought BB securities because of their attractive yields relative to BBB and other investment grade bond categories. Additionally, being underweight to CCCs was a drag on performance late in the year, as the lowest rated bonds surged with renewed optimism over the economy. However, the negative impact of the Portfolio’s credit allocation was partially offset by security selection across the ratings categories.

Portfolio Manager Outlook

We are generally positive on the high yield market, as improving economic and credit conditions argue for a further decline in default rates. In addition, even though yield spreads have narrowed considerably in recent years, the market still offers considerable additional yield relative to investment grade securities. And, because the bulk of the record new bond issuance in 2010 was used to refinance existing, higher rate debt, balance sheets in the high yield space have improved considerably.

However, a healthier economy also argues for higher interest rates, which would likely weigh on the higher quality, more rate-sensitive portion of the market. At the same time, the lowest rated segment of the market rallied most, so yield spreads have become less attractive. As a result, we are likely to favor a credit “bullet” structure—modestly underweighting the highest and lowest quality bonds in favor of the middle of the credit spectrum.

High Yield Bond Portfolio	131

High Yield Bond Portfolio

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2010
	1 Year	5 Years	10 Years
High Yield Bond Portfolio	14.56%	8.04%	8.28%
Barclays Capital® U.S. Corporate High Yield 2% Issuer Capped Index	14.94%	8.90%	9.01%
Lipper® Variable Insurance Products (VIP) High Current Yield Funds Average	13.61%	6.24%	6.81%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/00. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio invests in lower quality securities, which may represent a significant risk for loss of principal and interest. Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds. Return of principal is not guaranteed. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

Top 10 Fixed Income Holdings 12/31/10

Security Description	% of Net Assets
International Lease Finance Corp., Various	2.0%
HCA, Inc., Various	2.0%
Ally Financial, Inc., Various	1.9%
Sprint Nextel Corp., Various	1.8%
Ford Motor Co., Various	1.5%
Harrah’s Operating Co., Various	1.3%
Windstream Corp., Various	1.2%
CCO Holdings LLC/CCO Holdings Capital Corp., Various	1.2%
Frontier Communications Corp., Various	1.2%
CIT Group, Inc., Various	1.1%

Sector Allocation 12/31/10

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

132	High Yield Bond Portfolio

High Yield Bond Portfolio

Schedule of Investments

December 31, 2010 (unaudited)

	Common Stocks (0.9%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (0.5%)
(p)*	Charter Communications, Inc. - Class A	37,604	1,464
*	Dex One Corp.	26,256	196

	Total		1,660

	Materials (0.4%)
*	Smurfit-Stone Container Corp.	52,681	1,349

	Total		1,349

	Total Common Stocks
	(Cost: $3,182)		3,009

	Preferred Stocks (0.3%)
	Finance Services (0.3%)
	Ally Financial, Inc., 7.00%, 12/31/11 144A	995	940

	Total Preferred Stocks
	(Cost: $620)		940

	Bonds (93.0%)
	Aerospace/Defense (2.0%)
	AWAS Aviation Capital, Ltd., 7.00%, 10/15/16 144A	2,050,000	2,032
	BE Aerospace, Inc., 6.875%, 10/1/20	615,000	635
	Bombardier, Inc., 7.75%, 3/15/20 144A	1,240,000	1,336
	Colt Defense LLC/Colt Finance Corp., 8.75%, 11/15/17 144A	815,000	603
	DynCorp International, Inc., 10.375%, 7/1/17 144A	460,000	472
(c)	Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co., 8.875%, 4/1/15	1,002,725	760
	Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co., 9.75%, 4/1/17	860,000	488
	Triumph Group, Inc., 8.625%, 7/15/18	610,000	666

	Total		6,992

	Bonds (93.0%)

	Autos/Vehicle Parts (4.2%)
	American Axle & Manufacturing Holdings, Inc., 9.25%, 1/15/17 144A	810,000	905
	American Axle & Manufacturing, Inc., 7.875%, 3/1/17	1,055,000	1,080
	Cooper-Standard Automotive, Inc., 8.50%, 5/1/18 144A	615,000	652
	Ford Motor Co., 7.45%, 7/16/31	1,240,000	1,328
	Ford Motor Credit Co. LLC, 8.00%, 12/15/16	1,165,000	1,302
	Ford Motor Credit Co. LLC, 8.125%, 1/15/20	2,140,000	2,490
	The Goodyear Tire & Rubber Co., 8.25%, 8/15/20	820,000	849
	The Goodyear Tire & Rubber Co., 10.50%, 5/15/16	1,020,000	1,163
	Lear Corp., 8.125%, 3/15/20	740,000	805
(d)	Motors Liquidation Co., 7.20%, 1/15/11	380,000	128
(d)	Motors Liquidation Co., 8.375%, 7/15/33	3,515,000	1,256
	Navistar International Corp., 8.25%, 11/1/21	610,000	656
	Oshkosh Corp., 8.25%, 3/1/17	125,000	136
	Pinafore LLC/Pinafore, Inc., 9.00%, 10/1/18 144A	310,000	335
	Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc., 10.625%, 9/1/17 144A	1,161,000	1,248

	Total		14,333

	Basic Materials (8.9%)
	ABI Escrow Corp., 10.25%, 10/15/18 144A	1,235,000	1,352
	AK Steel Corp., 7.625%, 5/15/20	430,000	431
	Arch Coal, Inc., 8.75%, 8/1/16	745,000	812
	Ardagh Packaging Finance PLC, 7.375%, 10/15/17 144A	430,000	443
	Ardagh Packaging Finance PLC, 9.125%, 10/15/20 144A	430,000	447

Bonds (93.0%)	Shares/ $ Par	Value $ (000’s)

Basic Materials continued
Berry Plastics Corp., 8.25%, 11/15/15	680,000	721
Berry Plastics Corp., 9.50%, 5/15/18	615,000	617
Boise Paper Holdings LLC/Boise Finance Co., 9.00%, 11/1/17	510,000	557
Boise Paper Holdings LLC/Bosie Co-Issuer Co., 8.00%, 4/1/20	620,000	663
Cascades, Inc., 7.875%, 1/15/20	810,000	846
Celanese US Holdings LLC, 6.625%, 10/15/18 144A	245,000	253
Chemtura Corp., 7.875%, 9/1/18 144A	615,000	653
Clearwater Paper Corp., 7.125%, 11/1/18 144A	120,000	124
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.25%, 12/15/17	410,000	440
CONSOL Energy, Inc., 8.00%, 4/1/17 144A	1,545,000	1,645
CONSOL Energy, Inc., 8.25%, 4/1/20 144A	775,000	837
Essar Steel Algoma, Inc., 9.375%, 3/15/15 144A	820,000	825
FMG Resources Property, Ltd., 7.00%, 11/1/15 144A	1,230,000	1,261
Graham Packaging Co. LP/GPC Capital Corp. I, 8.25%, 1/1/17	675,000	702
Graham Packaging Co. LP/GPC Capital Corp. I, 8.25%, 10/1/18	310,000	326
Graphic Packaging International, Inc., 7.875%, 10/1/18	185,000	194
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18	1,255,000	1,341
Huntsman International LLC, 8.625%, 3/15/20	310,000	337
Huntsman International LLC, 8.625%, 3/15/21 144A	310,000	335
LBI Escrow Corp., 8.00%, 11/1/17 144A	833,000	922
Mercer International, Inc., 9.50%, 12/1/17 144A	550,000	565

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio	133

High Yield Bond Portfolio

Bonds (93.0%)	Shares/ $ Par	Value $ (000’s)

Basic Materials continued
Momentive Performance Materials, Inc., 9.00%, 1/15/21 144A	615,000	649
Murray Energy Corp., 10.25%, 10/15/15 144A	610,000	641
NewPage Corp., 10.00%, 5/1/12	1,585,000	903
NewPage Corp., 11.375%, 12/31/14	2,040,000	1,918
Novelis, Inc., 7.25%, 2/15/15	1,428,000	1,466
Omnova Solutions, Inc., 7.875%, 11/1/18 144A	310,000	312
Patriot Coal Corp., 8.25%, 4/30/18	780,000	794
PolyOne Corp., 7.375%, 9/15/20	185,000	192
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 7.125%, 4/15/19 144A	615,000	626
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 7.75%, 10/15/16 144A	905,000	957
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 9.00%, 4/15/19 144A	615,000	637
Severstal Columbus LLC, 10.25%, 2/15/18 144A	940,000	992
Steel Dynamics, Inc., 7.625%, 3/15/20 144A	370,000	396
TPC Group LLC, 8.25%, 10/1/17 144A	490,000	513
United States Steel Corp., 7.375%, 4/1/20	930,000	953
Verso Paper Holdings LLC/Verso Paper, Inc., 9.125%, 8/1/14	865,000	891
Vertellus Specialties, Inc., 9.375%, 10/1/15 144A	245,000	260

Total		30,749

Builders/Building Materials (2.0%)
Associated Materials LLC, 9.125%, 11/1/17 144A	615,000	643
Cemex Finance LLC, 9.50%, 12/14/16 144A	565,000	583
Headwaters, Inc., 11.375%, 11/1/14	340,000	372
Interline Brands, Inc., 7.00%, 11/15/18 144A	185,000	188
KB Home, 7.25%, 6/15/18	610,000	579

Bonds (93.0%)	Shares/ $ Par	Value $ (000’s)

Builders/Building Materials continued
KB Home, 9.10%, 9/15/17	720,000	763
Lennar Corp., 6.95%, 6/1/18	1,625,000	1,544
Standard Pacific Corp., 8.375%, 5/15/18 144A	615,000	615
Texas Industries, Inc., 9.25%, 8/15/20 144A	615,000	653
Tutor Perini Corp., 7.625%, 11/1/18 144A	740,000	744
USG Corp., 8.375%, 10/15/18 144A	185,000	181

Total		6,865

Capital Goods (1.9%)
Ashtead Capital, Inc., 9.00%, 8/15/16 144A	240,000	250
Case New Holland, Inc., 7.875%, 12/1/17 144A	1,015,000	1,109
The Manitowoc Co., Inc., 8.50%, 11/1/20	740,000	786
The Manitowoc Co., Inc., 9.50%, 2/15/18	415,000	454
RSC Equipment Rental, Inc./RSC Holdings III LLC, 9.50%, 12/1/14	1,077,000	1,131
RSC Equipment Rental, Inc./RSC Holdings III LLC, 10.00%, 7/15/17 144A	950,000	1,069
SPX Corp., 6.875%, 9/1/17 144A	615,000	654
United Rentals North America, Inc., 10.875%, 6/15/16	905,000	1,034

Total		6,487

Consumer Products/Retailing (4.9%)
American Achievement Corp., 10.875%, 4/15/16 144A	310,000	318
Education Management LLC/Education Management Finance Corp., 8.75%, 6/1/14	410,000	420
Hanesbrands, Inc., 6.375%, 12/15/20 144A	615,000	584
Hanesbrands, Inc., 8.00%, 12/15/16	335,000	359
J.C. Penney Corp., Inc., 7.40%, 4/1/37	825,000	784
Levi Strauss & Co., 7.625%, 5/15/20	615,000	635
Limited Brands, Inc., 8.50%, 6/15/19	1,020,000	1,165
Macy’s Retail Holdings, Inc., 6.70%, 7/15/34	1,250,000	1,227

Bonds (93.0%)	Shares/ $ Par	Value $ (000’s)

Consumer Products/Retailing continued
The Neiman Marcus Group, Inc., 10.375%, 10/15/15	755,000	798
Phillips-Van Heusen Corp., 7.375%, 5/15/20	310,000	329
Rent-A-Center, Inc., 6.625%, 11/15/20 144A	245,000	244
Revlon Consumer Products Corp., 9.75%, 11/15/15	675,000	714
Rite Aid Corp., 7.50%, 3/1/17	642,000	617
Rite Aid Corp., 9.375%, 12/15/15	540,000	464
Rite Aid Corp., 10.25%, 10/15/19	270,000	280
Rite Aid Corp., 10.375%, 7/15/16	470,000	489
Sears Holdings Corp., 6.625%, 10/15/18 144A	1,025,000	956
Spectrum Brands Holdings, Inc., 9.50%, 6/15/18 144A	610,000	670
SUPERVALU, Inc., 7.50%, 11/15/14	595,000	574
SUPERVALU, Inc., 8.00%, 5/1/16	1,935,000	1,853
Tops Holding Corp./Tops Markets LLC, 10.125%, 10/15/15	455,000	468
Toys R US Property Co. I LLC, 10.75%, 7/15/17	815,000	929
Toys R US Property Co. II LLC, 8.50%, 12/1/17	810,000	871
Toys R US, Inc.-Delaware, Inc., 7.375%, 9/1/16 144A	465,000	488
Visant Corp., 10.00%, 10/1/17 144A	615,000	653

Total		16,889

Energy (13.5%)
ATP Oil & Gas Corp., 11.875%, 5/1/15 144A	925,000	874
Basic Energy Services, Inc., 11.625%, 8/1/14	340,000	377
Berry Petroleum Co., 6.75%, 11/1/20	430,000	432
Carrizo Oil & Gas, Inc., 8.625%, 10/15/18 144A	430,000	443
Chesapeake Energy Corp., 6.625%, 8/15/20	700,000	690

The Accompanying Notes are an Integral Part of the Financial Statements.

134	High Yield Bond Portfolio

High Yield Bond Portfolio

Bonds (93.0%)	Shares/ $ Par	Value $ (000’s)

Energy continued
Chesapeake Energy Corp., 6.875%, 8/15/18	615,000	624
Chesapeake Energy Corp., 7.25%, 12/15/18	750,000	776
Chesapeake Energy Corp., 9.50%, 2/15/15	680,000	767
Cimarex Energy Co., 7.125%, 5/1/17	1,015,000	1,053
CITGO Petroleum Corp., 11.50%, 7/1/17 144A	570,000	638
Coffeyville Resources LLC/Coffeyville Finance, Inc., 9.00%, 4/1/15 144A	279,000	299
Compagnie Generale de Geophysique-Veritas, 7.50%, 5/15/15	405,000	412
Compagnie Generale de Geophysique-Veritas, 9.50%, 5/15/16	905,000	987
Concho Resources, Inc., 7.00%, 1/15/21	615,000	630
Connacher Oil and Gas, Ltd., 10.25%, 12/15/15 144A	730,000	734
Continental Resources, Inc., 7.375%, 10/1/20	340,000	360
Crosstex Energy LP/Crosstex Energy Finance Corp., 8.875%, 2/15/18	815,000	873
Denbury Resources, Inc., 8.25%, 2/15/20	747,000	811
El Paso Corp., 7.00%, 6/15/17	570,000	602
El Paso Corp., 7.25%, 6/1/18	840,000	899
El Paso Corp., 7.75%, 1/15/32	1,095,000	1,089
Energy Transfer Equity LP, 7.50%, 10/15/20	1,030,000	1,061
EXCO Resources, Inc., 7.50%, 9/15/18	615,000	603
Exterran Holdings, Inc., 7.25%, 12/1/18 144A	735,000	731
Ferrellgas Partners LP, 6.50%, 5/1/21 144A	615,000	600
Forest Oil Corp., 7.25%, 6/15/19	1,100,000	1,117
Harvest Operations Corp., 6.875%, 10/1/17 144A	310,000	319
Helix Energy Solutions Group, Inc., 9.50%, 1/15/16 144A	1,090,000	1,120

Bonds (93.0%)	Shares/ $ Par	Value $ (000’s)

Energy continued
Hilcorp Energy I LP/Hilcorp Finance Co., 7.625%, 4/15/21 144A	410,000	423
Hilcorp Energy I LP/Hilcorp Finance Co., 8.00%, 2/15/20 144A	940,000	995
Key Energy Services, Inc., 8.375%, 12/1/14	650,000	686
Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18 144A	820,000	806
Linn Energy LLC, 9.875%, 7/1/18	705,000	772
Linn Energy LLC/Linn Energy Finance Corp., 8.625%, 4/15/20 144A	640,000	690
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.75%, 11/1/20	615,000	615
Martin Midstream Partners LP/Martin Midstream Finance Corp., 8.875%, 4/1/18	310,000	319
McJunkin Red Man Corp., 9.50%, 12/15/16 144A	1,310,000	1,238
Newfield Exploration Co., 6.875%, 2/1/20	840,000	884
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC, 8.875%, 3/15/18 144A	1,560,000	1,669
Offshore Group Investments, Ltd., 11.50%, 8/1/15 144A	465,000	505
OPTI Canada, Inc., 7.875%, 12/15/14	620,000	438
OPTI Canada, Inc., 8.25%, 12/15/14	1,645,000	1,172
Petrohawk Energy Corp., 7.25%, 8/15/18	925,000	934
Petrohawk Energy Corp., 7.875%, 6/1/15	470,000	489
Petrohawk Energy Corp., 10.50%, 8/1/14	360,000	410
Plains Exploration & Production Co., 7.00%, 3/15/17	680,000	699
Plains Exploration & Production Co., 7.625%, 6/1/18	440,000	463
Plains Exploration & Production Co., 7.75%, 6/15/15	495,000	516
Plains Exploration & Production Co., 8.625%, 10/15/19	745,000	816
QEP Resources, Inc., 6.875%, 3/1/21	1,540,000	1,617

	Bonds (93.0%)	Shares/ $ Par	Value $ (000’s)

	Energy continued
	Range Resources Corp., 6.75%, 8/1/20	410,000	423
	Range Resources Corp., 7.25%, 5/1/18	150,000	158
	Range Resources Corp., 7.50%, 5/15/16	235,000	244
	Regency Energy Partners LP/Regency Energy Finance Corp., 6.875%, 12/1/18	310,000	314
	Rosetta Resources, Inc., 9.50%, 4/15/18	615,000	664
	Sabine Pass LNG LP, 7.50%, 11/30/16	825,000	774
	SandRidge Energy, Inc., 8.00%, 6/1/18 144A	470,000	477
	SandRidge Energy, Inc., 8.75%, 1/15/20	450,000	462
	SandRidge Energy, Inc., 9.875%, 5/15/16 144A	910,000	962
	SESI LLC, 6.875%, 6/1/14	1,145,000	1,162
	Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.375%, 3/15/20	375,000	400
	Swift Energy Co., 8.875%, 1/15/20	900,000	974
	Trinidad Drilling, Ltd., 7.875%, 1/15/19 144A	925,000	934
	W&T Offshore, Inc., 8.25%, 6/15/14 144A	1,040,000	1,011
	Whiting Petroleum Corp., 6.50%, 10/1/18	245,000	248

	Total		46,284

	Financials (8.8%)
	Aircastle, Ltd., 9.75%, 8/1/18	245,000	268
	Ally Financial, Inc., 7.50%, 9/15/20 144A	925,000	970
	Ally Financial, Inc., 8.00%, 3/15/20	2,070,000	2,261
	Ally Financial, Inc., 8.00%, 11/1/31	1,824,000	1,959
	Ally Financial, Inc., 8.30%, 2/12/15	1,250,000	1,375
	American General Finance Corp., 5.40%, 12/1/15	830,000	655
(c)	BWAY Parent Co., Inc., 10.125%, 11/1/15 144A	310,000	313
	CIT Group, Inc., 7.00%, 5/1/16	1,440,000	1,445
	CIT Group, Inc., 7.00%, 5/1/17	2,270,000	2,276
	Crum & Forster Holdings Corp., 7.75%, 5/1/17	772,000	803
	E*TRADE Financial Corp., 0.00%, 8/31/19	1,525,000	2,360

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio	135

High Yield Bond Portfolio

Bonds (93.0%)	Shares/ $ Par	Value $ (000’s)

Financials continued
E*TRADE Financial Corp., 7.875%, 12/1/15	1,320,000	1,310
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 7.75%, 1/15/16 144A	410,000	408
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 1/15/18	965,000	965
International Lease Finance Corp., 6.375%, 3/25/13	415,000	425
International Lease Finance Corp., 7.125%, 9/1/18 144A	1,325,000	1,408
International Lease Finance Corp., 8.625%, 9/15/15 144A	1,235,000	1,328
International Lease Finance Corp., 8.75%, 3/15/17 144A	2,535,000	2,719
International Lease Finance Corp., 8.875%, 9/1/17	925,000	998
JPMorgan Chase & Co., 7.90%, 12/31/49	1,120,000	1,190
NB Capital Trust IV, 8.25%, 4/15/27	1,240,000	1,255
Regions Financial Corp., 7.75%, 11/10/14	820,000	853
SLM Corp., 8.00%, 3/25/20	965,000	978
SLM Corp., 8.45%, 6/15/18	970,000	1,008
Wells Fargo & Co., 7.98%, 12/31/49	560,000	591

Total		30,121

Foods (2.6%)
Bumble Bee Acquisition Corp., 9.00%, 12/15/17 144A	920,000	957
Constellation Brands, Inc., 7.25%, 9/1/16	635,000	673
Cott Beverages, Inc., 8.125%, 9/1/18	615,000	663
Cott Beverages, Inc., 8.375%, 11/15/17	905,000	977
Darling International, Inc., 8.50%, 12/15/18 144A	245,000	255
Dean Foods Co., 7.00%, 6/1/16	820,000	752
Dean Foods Co., 9.75%, 12/15/18 144A	820,000	826
Dole Food Co., Inc., 8.00%, 10/1/16 144A	675,000	712
Dole Food Co., Inc., 13.875%, 3/15/14	399,000	488

Bonds (93.0%)	Shares/ $ Par	Value $ (000’s)

Foods continued
JBS Finance II, Ltd., 8.25%, 1/29/18 144A	965,000	970
Michael Foods, Inc., 9.75%, 7/15/18 144A	245,000	268
Pilgrim’s Pride Corp., 7.875%, 12/15/18 144A	370,000	368
Smithfield Foods, Inc., 10.00%, 7/15/14 144A	475,000	548
TreeHouse Foods, Inc., 7.75%, 3/1/18	500,000	542

Total		8,999

Gaming/Leisure/Lodging (5.3%)
AMC Entertainment Holdings, Inc., 9.75%, 12/1/20 144A	980,000	1,019
AMC Entertainment, Inc., 8.75%, 6/1/19	910,000	971
Cinemark USA, Inc., 8.625%, 6/15/19	340,000	368
Corrections Corp. of America, 7.75%, 6/1/17	1,065,000	1,130
The Geo Group, Inc., 7.75%, 10/15/17	620,000	651
Harrah’s Operating Co., 10.00%, 12/15/18	933,000	851
Harrah’s Operating Co., 11.25%, 6/1/17	1,650,000	1,856
Harrah’s Operating Co., 12.75%, 4/15/18 144A	1,645,000	1,653
Host Hotels & Resorts, Inc., 6.00%, 11/1/20 144A	1,230,000	1,212
Marina District Finance Co., Inc., 9.50%, 10/15/15 144A	185,000	182
Marina District Finance Co., Inc., 9.875%, 8/15/18 144A	185,000	182
MGM Resorts International, 6.75%, 9/1/12	450,000	448
MGM Resorts International, 7.50%, 6/1/16	1,090,000	1,019
MGM Resorts International, 9.00%, 3/15/20 144A	745,000	820
MGM Resorts International, 11.125%, 11/15/17	730,000	839
Midwest Gaming Borrower LLC/Midwest Finance Corp., 11.625%, 4/15/16 144A	310,000	321
Penn National Gaming, Inc., 8.75%, 8/15/19	545,000	601

	Bonds (93.0%)	Shares/ $ Par	Value $ (000’s)

	Gaming/Leisure/Lodging continued
	Pinnacle Entertainment, Inc., 8.625%, 8/1/17	340,000	371
	Regal Entertainment Group, 9.125%, 8/15/18	245,000	261
	Scientific Games Corp., 8.125%, 9/15/18 144A	185,000	186
	Scientific Games International, Inc., 9.25%, 6/15/19	340,000	351
	Seminole Indian Tribe of Florida, 7.75%, 10/1/17 144A	185,000	191
	Speedway Motorsports, Inc., 8.75%, 6/1/16	680,000	733
	Universal City Development Partners, Ltd./UCDP Finance, Inc., 8.875%, 11/15/15	545,000	579
	Universal City Development Partners, Ltd./UCDP Finance, Inc., 10.875%, 11/15/16	270,000	295
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.75%, 8/15/20	615,000	666
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.875%, 5/1/20	500,000	535

	Total		18,291

	Health Care/Pharmaceuticals (7.9%)
	Accellent, Inc., 8.375%, 2/1/17	755,000	774
	Alere, Inc., 8.625%, 10/1/18 144A	925,000	939
	American Renal Holdings, 8.375%, 5/15/18 144A	515,000	528
	AMGH Merger Sub, Inc., 9.25%, 11/1/18 144A	245,000	257
	Apria Healthcare Group, Inc., 12.375%, 11/1/14	680,000	748
(c)	Biomet, Inc., 10.375%, 10/15/17	1,459,500	1,595
	Capella Healthcare, Inc., 9.25%, 7/1/17 144A	365,000	387
	CHS/Community Health Systems, Inc., 8.875%, 7/15/15	1,350,000	1,418
	DaVita, Inc., 6.625%, 11/1/20	310,000	307
	Elan Finance PLC/Elan Finance Corp., 8.75%, 10/15/16	470,000	472
	Endo Pharmaceuticals Holdings, Inc., 7.00%, 12/15/20 144A	245,000	250

The Accompanying Notes are an Integral Part of the Financial Statements.

136	High Yield Bond Portfolio

High Yield Bond Portfolio

	Bonds (93.0%)	Shares/ $ Par	Value $ (000’s)

	Health Care/Pharmaceuticals continued
	Gentiva Health Services, Inc., 11.50%, 9/1/18	615,000	670
	HCA Holding, Inc., 7.75%, 5/15/21 144A	1,230,000	1,230
	HCA, Inc., 7.25%, 9/15/20	415,000	434
	HCA, Inc., 7.875%, 2/15/20	680,000	728
	HCA, Inc., 8.50%, 4/15/19	680,000	745
	HCA, Inc., 9.25%, 11/15/16	1,859,000	1,983
(c)	HCA, Inc., 9.625%, 11/15/16	1,339,000	1,434
	HCA, Inc., 9.875%, 2/15/17	135,000	148
	Health Management Associates, Inc., 6.125%, 4/15/16	1,110,000	1,121
	HealthSouth Corp., 7.25%, 10/1/18	430,000	439
	Mylan, Inc./PA, 6.00%, 11/15/18 144A	1,230,000	1,208
	Mylan, Inc./PA, 7.625%, 7/15/17 144A	305,000	324
	Mylan, Inc./PA, 7.875%, 7/15/20 144A	610,000	657
	Patheon, Inc., 8.625%, 4/15/17 144A	465,000	464
	Quintiles Transnational Corp., 9.50%, 12/30/14 144A	470,000	482
	Radnet Management, Inc., 10.375%, 4/1/18 144A	550,000	514
	Service Corp. International, 6.75%, 4/1/16	825,000	839
	Service Corp. International, 7.00%, 5/15/19	430,000	430
	Service Corp. International, 8.00%, 11/15/21	540,000	567
	Talecris Biotherapeutics Holdings Corp., 7.75%, 11/15/16	680,000	738
	Tenet Healthcare Corp., 8.875%, 7/1/19	1,360,000	1,537
	Valeant Pharmaceuticals International, 6.75%, 10/1/17 144A	245,000	244
	Valeant Pharmaceuticals International, 6.875%, 12/1/18 144A	820,000	814
	Valeant Pharmaceuticals International, 7.00%, 10/1/20 144A	370,000	365

	Bonds (93.0%)	Shares/ $ Par	Value $ (000’s)

	Health Care/Pharmaceuticals continued
	Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8.00%, 2/1/18	835,000	856
	Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75%, 9/15/18 144A	655,000	662

	Total		27,308

	Media (9.7%)
	Allbritton Communications Co., 8.00%, 5/15/18	615,000	621
	Bresnan Broadband Holdings LLC, 8.00%, 12/15/18 144A	245,000	252
	Cablevision Systems Corp., 7.75%, 4/15/18	615,000	644
	Cablevision Systems Corp., 8.00%, 4/15/20	185,000	198
	CCH II LLC/CCH II Capital Corp., 13.50%, 11/30/16	1,229,401	1,466
	CCO Holdings LLC/CCO Holdings Capital Corp., 7.25%, 10/30/17	825,000	837
	CCO Holdings LLC/CCO Holdings Capital Corp., 7.875%, 4/30/18	340,000	352
	CCO Holdings LLC/CCO Holdings Capital Corp., 8.125%, 4/30/20	1,300,000	1,368
	Cequel Communications Holdings I LLC and Cequel Capital Corp., 8.625%, 11/15/17 144A	1,695,000	1,771
	Citadel Broadcasting Corp., 7.75%, 12/15/18 144A	310,000	321
	Clear Channel Worldwide Holdings, Inc., 9.25%, 12/15/17	1,080,000	1,181
	CSC Holdings LLC, 8.625%, 2/15/19	445,000	503
	CSC Holdings, Inc., 7.875%, 2/15/18	1,740,000	1,936
(c)	Dex One Corp., 12.00%, 1/29/17	1,138,054	777
	DISH DBS Corp., 7.125%, 2/1/16	1,310,000	1,353
	DISH DBS Corp., 7.875%, 9/1/19	2,195,000	2,294
	Entravision Communications Corp., 8.75%, 8/1/17 144A	310,000	327

Bonds (93.0%)	Shares/ $ Par	Value $ (000’s)

Media continued
Gannett Co., Inc., 6.375%, 9/1/15 144A	330,000	333
Gannett Co., Inc., 7.125%, 9/1/18 144A	410,000	411
Gannett Co., Inc., 9.375%, 11/15/17	505,000	563
Insight Communications Co., Inc., 9.375%, 7/15/18 144A	800,000	852
Intelsat Jackson Holdings SA, 7.25%, 10/15/20 144A	770,000	778
Intelsat Jackson Holdings SA, 8.50%, 11/1/19 144A	1,020,000	1,109
Intelsat Jackson Holdings SA, 11.25%, 6/15/16	1,365,000	1,471
Intelsat Subsidiary Holding Co., 8.875%, 1/15/15 144A	135,000	138
Lamar Media Corp., 6.625%, 8/15/15	275,000	279
Lamar Media Corp., 7.875%, 4/15/18	185,000	197
The McClatchy Co., 11.50%, 2/15/17	625,000	702
Media General, Inc., 11.75%, 2/15/17	830,000	873
Mediacom LLC/Mediacom Capital Corp., 9.125%, 8/15/19	475,000	485
Nielsen Finance LLC/Nielsen Finance Co., 7.75%, 10/15/18 144A	605,000	626
Nielsen Finance LLC/Nielsen Finance Co., 11.50%, 5/1/16	395,000	456
QVC, Inc., 7.375%, 10/15/20 144A	410,000	430
QVC, Inc., 7.50%, 10/1/19 144A	1,530,000	1,610
Sun Media Corp., 7.625%, 2/15/13	65,000	65
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 8.125%, 12/1/17 144A	1,575,000	1,646
Univision Communications, Inc., 7.875%, 11/1/20 144A	800,000	840
Univision Communications, Inc., 12.00%, 7/1/14 144A	610,000	668
Virgin Media Finance PLC, 9.50%, 8/15/16	655,000	740

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio	137

High Yield Bond Portfolio

	Bonds (93.0%)	Shares/ $ Par	Value $ (000’s)

	Media continued
	Virgin Media Finance PLC., 8.375%, 10/15/19	675,000	737
	WMG Acquisition Corp., 9.50%, 6/15/16	610,000	654
	XM Satellite Radio, Inc., 7.625%, 11/1/18 144A	310,000	320

	Total		33,184

	Other Holdings (0.0%)
	Smith Investment Co. Escrow, 8.00%, 3/15/17	665,000	0
	Stone & Webster, Inc., 8.375%, 7/1/12	1,015,000	0

	Total		0

	Real Estate (0.4%)
	DuPont Fabros Technology LP, 8.50%, 12/15/17	1,125,000	1,204

	Total		1,204

	Services (0.9%)
	Affinion Group, Inc., 7.875%, 12/15/18 144A	615,000	600
	ARAMARK Corp., 8.50%, 2/1/15	880,000	920
	EnergySolutions, Inc./EnergySolutions LLC, 10.75%, 8/15/18 144A	310,000	338
	Mobile Mini, Inc., 7.875%, 12/1/20 144A	615,000	636
	Trans Union LLC/TransUnion Financing Corp., 11.375%, 6/15/18 144A	610,000	695

	Total		3,189

	Technology (3.6%)
	Fidelity National Information Services, Inc., 7.625%, 7/15/17 144A	400,000	421
	First Data Corp., 9.875%, 9/24/15	1,520,000	1,448
(c)	First Data Corp., 10.55%, 9/24/15	685,410	650
	Freescale Semiconductor, Inc., 9.25%, 4/15/18 144A	1,140,000	1,254
	Freescale Semiconductor, Inc., 10.125%, 3/15/18 144A	1,250,000	1,406
	Interactive Data Corp., 10.25%, 8/1/18 144A	370,000	405

Bonds (93.0%)	Shares/ $ Par	Value $ (000’s)

Technology continued
Iron Mountain, Inc., 8.00%, 6/15/20	790,000	830
Seagate HDD Cayman, 6.875%, 5/1/20 144A	735,000	702
Seagate HDD Cayman, 7.75%, 12/15/18 144A	1,230,000	1,245
SunGard Data Systems, Inc., 7.375%, 11/15/18 144A	1,050,000	1,055
SunGard Data Systems, Inc., 7.625%, 11/15/20 144A	925,000	937
West Corp., 7.875%, 1/15/19 144A	820,000	834
West Corp., 8.625%, 10/1/18 144A	615,000	652
West Corp., 11.00%, 10/15/16	415,000	450

Total		12,289

Telecommunications (10.4%)
Cincinnati Bell, Inc., 8.25%, 10/15/17	660,000	653
Cincinnati Bell, Inc., 8.75%, 3/15/18	1,055,000	989
Clearwire Communications LLC/Clearwire Finance, Inc., 12.00%, 12/1/15 144A	3,035,000	3,275
Cricket Communications, Inc., 7.75%, 5/15/16	605,000	628
Cricket Communications, Inc., 7.75%, 10/15/20 144A	1,845,000	1,757
Cricket Communications, Inc., 10.00%, 7/15/15	920,000	986
Digicel Group, Ltd., 8.25%, 9/1/17 144A	450,000	461
Equinix, Inc., 8.125%, 3/1/18	1,245,000	1,301
Frontier Communications Corp., 8.125%, 10/1/18	610,000	670
Frontier Communications Corp., 8.25%, 4/15/17	620,000	680
Frontier Communications Corp., 8.50%, 4/15/20	825,000	901
Frontier Communications Corp., 8.75%, 4/15/22	825,000	899
Frontier Communications Corp., 9.00%, 8/15/31	805,000	827

	Bonds (93.0%)	Shares/ $ Par	Value $ (000’s)

	Telecommunications continued
	GCI, Inc., 8.625%, 11/15/19	1,130,000	1,223
	MetroPCS Wireless, Inc., 6.625%, 11/15/20	1,640,000	1,562
	MetroPCS Wireless, Inc., 7.875%, 9/1/18	595,000	617
	Nextel Communications, Inc., 6.875%, 10/31/13	890,000	892
	NII Capital Corp., 8.875%, 12/15/19	540,000	582
	PAETEC Holding Corp., 8.875%, 6/30/17	450,000	480
	Qwest Communications International, Inc., 7.125%, 4/1/18 144A	965,000	999
	Qwest Communications International, Inc., 8.00%, 10/1/15	1,015,000	1,091
	SBA Telecommunications, Inc., 8.00%, 8/15/16	680,000	736
	SBA Telecommunications, Inc., 8.25%, 8/15/19	475,000	519
	Sprint Capital Corp., 6.90%, 5/1/19	1,635,000	1,615
	Sprint Nextel Corp., 6.00%, 12/1/16	1,565,000	1,512
	Sprint Nextel Corp., 8.375%, 8/15/17	2,160,000	2,317
	Wind Acquisition Finance SA, 7.25%, 2/15/18 144A	920,000	936
	Wind Acquisition Finance SA, 11.75%, 7/15/17 144A	1,160,000	1,308
(c)	Wind Acquisition Holding Finance SA, 12.25%, 7/15/17 144A	932,173	1,081
	Windstream Corp., 7.00%, 3/15/19	680,000	670
	Windstream Corp., 7.75%, 10/15/20	1,335,000	1,375
	Windstream Corp., 7.875%, 11/1/17	1,075,000	1,130
	Windstream Corp., 8.625%, 8/1/16	885,000	932

	Total		35,604

	Transportation (0.6%)
	Continental Airlines, Inc., 6.75%, 9/15/15 144A	615,000	633
	Kansas City Southern de Mexico SAB de CV, 7.375%, 6/1/14	760,000	794
	Kansas City Southern de Mexico SAB de CV, 8.00%, 2/1/18	480,000	520

The Accompanying Notes are an Integral Part of the Financial Statements.

138	High Yield Bond Portfolio

High Yield Bond Portfolio

Bonds (93.0%)	Shares/ $ Par	Value $ (000’s)

Transportation continued
Teekay Corp., 8.50%, 1/15/20	250,000	272
Total		2,219

Utilities (5.4%)
The AES Corp., 7.75%, 10/15/15	1,495,000	1,596
The AES Corp., 8.00%, 10/15/17	585,000	619
The AES Corp., 8.00%, 6/1/20	1,170,000	1,240
Calpine Corp., 7.50%, 2/15/21 144A	925,000	911
Calpine Corp., 7.875%, 7/31/20 144A	1,115,000	1,129
Dynegy Holdings, Inc., 7.50%, 6/1/15	615,000	464
Dynegy Holdings, Inc., 7.75%, 6/1/19	815,000	544
Dynegy Holdings, Inc., 8.375%, 5/1/16	1,465,000	1,095
Edison Mission Energy, 7.00%, 5/15/17	1,155,000	915
Edison Mission Energy, 7.20%, 5/15/19	1,361,000	1,051
Edison Mission Energy, 7.50%, 6/15/13	630,000	617
Elwood Energy LLC, 8.159%, 7/5/26	962,350	938
Energy Future Holdings Corp., 10.875%, 11/1/17	436,000	303
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, 12/1/20	1,135,000	1,171
Mirant Americas Generation LLC, 8.50%, 10/1/21	570,000	570
NRG Energy, Inc., 7.375%, 2/1/16	1,070,000	1,097
NRG Energy, Inc., 7.375%, 1/15/17	816,000	841
NRG Energy, Inc., 8.25%, 9/1/20 144A	1,235,000	1,266
NSG Holdings LLC/NSG Holdings, Inc., 7.75%, 12/15/25 144A	948,000	882
Texas Competitive Electric Holdings Co. LLC, 10.25%, 11/1/15	2,455,000	1,387

Total		18,636

Total Bonds
(Cost: $302,335)		319,643

Short-Term Investments (4.2%)	Shares/ $ Par	Value $ (000’s)

Commercial Banks Non-US (1.5%)
Barclays US Funding LLC, 0.23%, 1/18/11	5,000,000	4,999

Total		4,999

Energy (1.5%)
ONEOK Partners LP, 0.33%, 1/12/11	5,000,000	5,000

Total		5,000

Miscellaneous Business Credit Institutions (1.2%)
General Electric Capital Corp., 0.03%, 1/3/11	4,300,000	4,300

Total		4,300

Total Short-Term Investments
(Cost: $14,299)		14,299

Total Investments (98.4%)
(Cost: $320,436)(a)		337,891

Other Assets, Less Liabilities (1.6%)		5,658

Net Assets (100.0%)		343,549

The Accompanying Notes are an Integral Part of the Financial Statements.

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High Yield Bond Portfolio

*	Non-Income Producing

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010 the value of these securities (in thousands) was $115,629 representing 33.6% of the net assets.

(a)	At December 31, 2010 the aggregate cost of securities for federal tax purposes (in thousands) was $321,154 and the net unrealized appreciation of investments based on that cost was $16,737 which is comprised of $23,997 aggregate gross unrealized appreciation and $7,260 aggregate gross unrealized depreciation.

(c)	PIK—Payment In Kind

(d)	Defaulted Security

(l)	As of December 31, 2010 portfolio securities with an aggregate value of $0 (in thousands) were fair valued under procedures adopted by the Board of Directors.

(p)	Restricted securities (excluding 144A issues) on December 31, 2010.

Description	Acquisition Date	Cost (000’s)	Value (000’s)	Value as a Percentage of Net Assets
Charter Communications, Inc. - Class A (30,467 Restricted Shares)	11/30/09	$762	$1,186	0.35%

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2010. See Note 2C for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks -
Consumer Discretionary	$474	$1,186	$-
All Other	1,349	-	-
Preferred Stocks	-	940	-
Corporate Bonds	-	319,643	0
Short-Term Investments	-	14,299	-
Other Financial Instruments^	-	-	-
Total	$1,823	$336,068	$0

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value. On December 31, 2010, this Portfolio did not hold any derivative instruments.

The Accompanying Notes are an Integral Part of the Financial Statements.

140	High Yield Bond Portfolio

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Objective:	Portfolio Strategy:	Net Assets:
Seek maximum total return, consistent with prudent investment management.	Invest primarily in a diversified portfolio of debt securities of varying maturities, and in derivatives designed to replicate such securities.	$182 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Multi-Sector Bond Portfolio (the “Portfolio”), has engaged Pacific Investment Management Company, LLC (“PIMCO”) to act as sub-adviser for the Portfolio. Normally, the Portfolio seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Portfolio may invest all of its assets in high yield securities subject to a maximum of 10% of its total assets in securities rated below B by Moody’s, or the equivalent by S&P or Fitch or, if unrated, determined to be of comparable quality (so called “junk bonds”). The Portfolio may also invest, without limitation, in securities denominated in foreign currencies and U.S. dollar-denominated securities of foreign issuers. In addition, the Portfolio may invest without limit in fixed income securities of issuers that are economically tied to emerging securities markets, or in preferred stocks. The Portfolio may invest all of its assets in derivative instruments, such as options, futures, contracts or swap agreements, in municipal bonds, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Market Overview

In 2010, the state of the global economy was characterized by a widely divergent set of regional outcomes. As recovery proceeded at varying speeds, policy responses diverged across regions. Most developed central banks maintained their extremely easy monetary stance in light of tepid growth and subdued inflation. The Federal Reserve (“Fed”), the European Central Bank, the Bank of England, and the Bank of Japan have all maintained rates at or near all-time lows and sought creative ways to deliver ever more support. U.S. policymakers, in particular, were doing “whatever it takes”. Not only did the Fed announce a second stimulus package of quantitative easing (QE2) to purchase another $600 billion of longer-term Treasurys, but the U.S. government also unveiled a generous fiscal package, including payroll tax cut, extension of unemployment benefits, and a tax credit for business capital expenditures.

Signs of economic strength as well as market reaction to expanded fiscal and monetary stimulus caused investors to shift toward riskier assets. Corporate earnings surged and global growth began to show signs of improvement, risk appetites increased, benefitting investment-grade and high-yield bonds, which were up 6.54% and 15.12%, respectively, for the year as measured by the relevant Barclays Capital Indices.

Portfolio Results

The Portfolio returned 13.19% for the twelve months ended December 31, 2010. By comparison, the Barclays Capital® Global Credit Hedged USD Index returned 8.00%. The Portfolio’s custom benchmark, comprised of 1/3 Barclays Capital® Global Aggregate Credit component, 1/3 Merrill Lynch Global High Yield BB-B rated constrained and 1/3 J.P. Morgan EMBI Global, all U.S. dollar Hedged Index (the “Equal Weighted Composite Index”), returned 11.04%. (These Indices are unmanaged, cannot be invested in directly and do not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the General Bond Funds category was 9.54% during 2010.

When compared to the Equal Weighted Composite Index, an overweight to duration in the U.S. added to returns as 10-year Treasury yields fell during the year. Additionally, a curve steepening position in the U.S., implemented via Eurodollar futures, added to returns as prices rose across most money market futures contracts during the year. An underweight to the high yield sector was a detractor from returns as high yield spreads tightened and this sector outpaced the emerging market and global investment grade sectors. A modest underweight to investment grade corporate bonds, which was obtained partially via written credit default swaps on a basket of credit entities, was positive for performance as this sector underperformed lower quality credits. Additionally, a focus on bonds of financial companies added to returns as this sector outpaced the broader corporate market amid improving balance sheets. An overweight to select emerging market bonds, with an emphasis on local rates in Brazil, primarily obtained through zero-coupon swaps, added to returns as rates fell in this country; however, an underweight to high beta countries such as Turkey and Philippines was negative as these countries outperformed. During the period, the Portfolio used certain forward foreign currency contracts to manage how the Portfolio was exposed to various foreign currencies.

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Multi-Sector Bond Portfolio

Portfolio Manager Outlook

The following forward looking comments are the opinion of PIMCO, the Portfolio’s sub-adviser.

PIMCO’s global cyclical forecast calls for differentiated growth and inflation across regions in 2011. Strong growth and the potential for rising inflation in emerging economies will likely be offset by weaker growth in most developed economies, especially peripheral Europe.

With an expectation for supportive technicals, improving fundamentals and fair valuations, we expect the high yield market to continue to perform well especially in light of an improved economic backdrop and supportive monetary policy. We also continue to find attractive opportunities within the investment grade credit market. However, we expect to maintain a selective approach amid a very strong technical environment, relying on comprehensive analysis of each credit and the associated risks. On the emerging markets front, we will continue to remain focused on those emerging markets countries with the most durable growth drivers. By contrast, we will continue to avoid or underweight those with high debt burdens, weak growth prospects, constrained room for policy maneuver, or susceptibility to spillover effects from weakness in the developed countries.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2010
	1 Year	Since Inception*
Multi-Sector Bond Portfolio	13.19%	7.43%
Barclays Capital® Global Credit Hedged USD Index	8.00%	5.60%
Equal Weighted Composite of Barclays Capital® Global Aggregate - Credit Component, Hedged USD; Merrill Lynch® Global High Yield BB-B Rated Constrained Index; JP Morgan® EMBI Global	11.04%	6.90%
Lipper® Variable Insurance Products (VIP) General Bond Funds Average	9.54%	-

*	Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio invests in lower-quality securities, which may present a significant risk for loss of principal and interest. Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds. Return of principal is not guaranteed. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

142	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

The Portfolio may use derivative instruments for hedging purposes or as alternatives to direct investments. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

The Portfolio may also invest in municipal securities, which may be more sensitive to certain adverse conditions than other fixed income securities, may be or become illiquid, and may have yields which move differently and adversely compared to the yields of the overall debt securities markets.

Top 10 Fixed Income Holdings 12/31/10

Security Description	% of Net Assets
American International Group, Inc., Various	2.5%
Canadian Government Bond, 2.50%, 6/1/15	2.4%
Brazilian Government International Bond, Various	2.4%
Citigroup, Inc., Various	2.4%
US Treasury Inflation Index Bond, 1.25%, 7/15/20	2.3%
Indonesia Government International Bond, Various	2.3%
Bank of America Corp., Various	2.3%
Russian Government International Bond, 7.50%, 3/31/30	2.1%
Mexico Government International Bond, Various	1.9%
US Treasury, 3.625%, 8/15/19	1.9%

Sector Allocation 12/31/10

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Multi-Sector Bond Portfolio	143

Multi-Sector Bond Portfolio

Schedule of Investments

December 31, 2010

	Common Stocks (0.0%)	Shares/ $ Par	Value $ (000’s)

	Telecommunications (0.0%)
*	Hawaiian Telcom Holdco, Inc. - Warrants	424	3

	Total Common Stocks (Cost: $105)		3

	Convertible Corporate Bonds (0.6%)
	Banking (0.1%)
	National City Corp., 4.00%, 2/1/11	100,000	100

	Total		100

	Oil and Gas (0.4%)
	Transocean, Inc., 1.50%, 12/15/37	800,000	783

	Total		783

	Real Estate Investment Trusts (0.1%)
	Boston Properties LP, 2.875%, 2/15/37	200,000	203

	Total		203

	Total Convertible Corporate Bonds (Cost: $1,056)		1,086

	Corporate Bonds (64.6%)

	Aerospace/Defense (0.7%)
	American Airlines Pass Through Trust, Series 2009-1, Class A, 10.375%, 7/2/19	98,625	116
	Continental Airlines Pass Through Trust, Series 2009-2, Class A 7.25%, 11/10/19	291,712	325
	Continental Airlines Pass Through Trust, Series 2010-1, Class A 4.75%, 1/12/21	100,000	100
	United Airlines Pass Through Trust, Series 2009-2, Class A, 9.75%, 1/15/17	380,690	438
	Waha Aerospace BV, 3.925%, 7/28/20 144A	300,000	303

	Total		1,282

	Autos/Vehicle Parts (1.7%)
	ArvinMeritor, Inc., 8.125%, 9/15/15	165,000	172

	Corporate Bonds (64.6%)	Shares/ $ Par	Value $ (000’s)

	Autos/Vehicle Parts continued
	ArvinMeritor, Inc., 8.75%, 3/1/12	22,000	24
	Ford Motor Credit Co. LLC, 7.375%, 2/1/11	100,000	100
	Ford Motor Credit Co. LLC, 7.50%, 8/1/12	200,000	213
(k)	Ford Motor Credit Co. LLC, 7.80%, 6/1/12	1,300,000	1,382
	Ford Motor Credit Co. LLC, 8.00%, 6/1/14	400,000	441
	Ford Motor Credit Co. LLC, 8.70%, 10/1/14	500,000	563
	Oshkosh Corp., 8.50%, 3/1/20	100,000	110

	Total		3,005

	Banking (12.8%)
(k)	Banco do Brasil SA, 4.50%, 1/22/15 144A	900,000	936
	Banco do Brasil SA, 6.00%, 1/22/20 144A	200,000	216
	Banco Mercantil del Norte SA, 4.375%, 7/19/15 144A	100,000	101
	Banco Santander Chile, 3.75%, 9/22/15 144A	100,000	100
(k)	Bank of America Corp., 5.65%, 5/1/18	1,500,000	1,533
	Bank of America Corp., 5.75%, 12/1/17	700,000	728
	Bank of America Corp., 7.375%, 5/15/14	200,000	222
	Barclays Bank PLC, 5.926%, 12/15/49 144A	200,000	178
(k)	Barclays Bank PLC, 6.75%, 5/22/19	1,700,000	1,920
	Barclays Bank PLC, 10.179%, 6/12/21 144A	560,000	697
	The Bear Stearns LLC, 6.40%, 10/2/17	425,000	485
(k)	Citigroup Capital XXI, 8.30%, 12/21/57	1,200,000	1,248
(b)	Citigroup, Inc., 6.125%, 5/15/18	2,750,000	3,013
	The Export-Import Bank of Korea, 4.00%, 1/29/21	200,000	189
	The Export-Import Bank of Korea, 5.125%, 6/29/20	250,000	257
	The Goldman Sachs Group, Inc., 6.15%, 4/1/18	400,000	440
	The Goldman Sachs Group, Inc., 6.75%, 10/1/37	450,000	460

	Corporate Bonds (64.6%)	Shares/ $ Par	Value $ (000’s)

	Banking continued
	The Goldman Sachs Group, Inc., 7.50%, 2/15/19	400,000	466
	HBOS PLC, 0.503%, 9/30/16	300,000	245
	HSBC Bank PLC, 4.125%, 8/12/20 144A	200,000	192
	HSBC Holdings PLC, 6.50%, 5/2/36	760,000	794
(k)	JPMorgan Chase Bank NA, 0.632%, 6/13/16	1,500,000	1,414
(d)	Lehman Brothers Holdings, Inc., 0.00%, 11/10/09	200,000	46
(d)	Lehman Brothers Holdings, Inc., 0.00%, 5/25/10	200,000	46
(d)	Lehman Brothers Holdings, Inc., 6.00%, 7/19/12	300,000	69
(d)	Lehman Brothers Holdings, Inc., 6.20%, 9/26/14	100,000	23
	Lloyds TSB Bank PLC, 4.375%, 1/12/15 144A	200,000	200
(k)	Merrill Lynch & Co., 6.875%, 4/25/18	1,500,000	1,642
	Morgan Stanley, 5.95%, 12/28/17	200,000	212
	Morgan Stanley, 6.00%, 4/28/15	500,000	542
	Rabobank Nederland NV, 11.00%, 6/30/49 144A	200,000	259
(k)	Regions Financial Corp., 0.473%, 6/26/12	1,300,000	1,230
(k)	The Royal Bank of Scotland Group PLC, 4.875%, 3/16/15	1,300,000	1,330
	RSHB Capital SA for OJSC Russian Agricultural Bank, 7.125%, 1/14/14	500,000	532
	RSHB Capital SA for OJSC Russian Agricultural Bank, 7.75%, 5/29/18	100,000	108
	SB Capital SA, 5.499%, 7/7/15	300,000	307
	State Bank of India/London, 4.50%, 7/27/15 144A	300,000	306
	UBS AG/Stamford Branch, 5.875%, 12/20/17	100,000	110

The Accompanying Notes are an Integral Part of the Financial Statements.

144	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

	Corporate Bonds (64.6%)	Shares/ $ Par	Value $ (000’s)

	Banking continued
	Wells Fargo Capital XIII, 7.70%, 12/31/49	600,000	620

	Total		23,416

	Basic Materials (4.1%)
	Berry Plastics Corp., 8.25%, 11/15/15	400,000	424
	Celanese US Holdings LLC, 6.625%, 10/15/18 144A	100,000	103
	CONSOL Energy, Inc., 8.25%, 4/1/20 144A	500,000	540
	CSN Resources SA, 6.50%, 7/21/20 144A	100,000	105
	CSN Resources SA, 6.50%, 7/21/20	200,000	211
	Desarrolladora Homex SAB de CV, 9.50%, 12/11/19 144A	150,000	172
	Georgia-Pacific LLC, 5.40%, 11/1/20 144A	300,000	297
	Georgia-Pacific LLC, 7.125%, 1/15/17 144A	400,000	426
	Georgia-Pacific LLC, 8.00%, 1/15/24	100,000	114
	Georgia-Pacific LLC, 8.875%, 5/15/31	300,000	369
	Gerdau Trade, Inc., 5.75%, 1/30/21 144A	800,000	800
	Hexion US Finance Corp./ Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18	100,000	107
	LBI Escrow Corp., 8.00%, 11/1/17 144A	270,000	299
	Lyondell Chemical Co., 11.00%, 5/1/18	700,000	793
	Noble Group, Ltd., 4.875%, 8/5/15 144A	200,000	206
	Noble Group, Ltd., 4.875%, 8/5/15	200,000	206
	Noble Group, Ltd., 6.625%, 8/5/20 144A	300,000	314
	Noble Group, Ltd., 6.75%, 1/29/20 144A	700,000	775
	Noble Group, Ltd., 6.75%, 1/29/20	200,000	222
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 7.125%, 4/15/19 144A	300,000	305
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 7.75%, 10/15/16 144A	600,000	634

	Total		7,422

	Builders / Building Materials (0.8%)
(k)	Cemex Finance LLC, 9.50%, 12/14/16 144A	900,000	928

	Corporate Bonds (64.6%)	Shares/ $ Par	Value $ (000’s)

	Builders / Building Materials continued
	Corporacion GEO SAB de CV, 8.875%, 9/25/14	100,000	112
	Corporacion GEO SAB de CV, 9.25%, 6/30/20 144A	200,000	227
	Urbi Desarrollos Urbanos SAB de CV, 9.50%, 1/21/20 144A	100,000	114

	Total		1,381

	Cable/Media/Broadcasting/Satellite (2.1%)
(k)	Charter Communications Operating LLC/Charter Communications Operating Capital, 8.00%, 4/30/12 144A	1,025,000	1,076
	Columbus International, Inc., 11.50%, 11/20/14 144A	300,000	333
	CSC Holdings LLC, 7.625%, 7/15/18	100,000	108
	CSC Holdings LLC, 8.50%, 4/15/14	300,000	330
	CSC Holdings LLC, 8.625%, 2/15/19	200,000	226
	CSC Holdings, Inc., 7.625%, 4/1/11	150,000	152
	CSC Holdings, Inc., 7.875%, 2/15/18	400,000	445
	DISH DBS Corp., 7.125%, 2/1/16	325,000	336
	Echostar DBS Corp., 6.375%, 10/1/11	600,000	618
	Insight Communications Co., Inc., 9.375%, 7/15/18 144A	100,000	106
	Quebecor Media, Inc., 7.75%, 3/15/16	125,000	129

	Total		3,859

	Consumer Products/Retailing (0.2%)
	Jarden Corp., 6.125%, 11/15/22	100,000	95
	Spectrum Brands Holdings, Inc., 9.50%, 6/15/18 144A	200,000	220

	Total		315

	Electric Utilities (0.9%)
	Centrais Eletricas Brasileiras SA, 6.875%, 7/30/19 144A	400,000	452
	Centrais Eletricas Brasileiras SA, 6.875%, 7/30/19	200,000	226
	CMS Energy Corp., 4.25%, 9/30/15	300,000	297

	Corporate Bonds (64.6%)	Shares/ $ Par	Value $ (000’s)

	Electric Utilities continued
	Enel Finance International SA, 5.70%, 1/15/13 144A	100,000	106
	Entergy Corp., 3.625%, 9/15/15	100,000	99
	Korea Hydro & Nuclear Power Co., Ltd., 3.125%, 9/16/15 144A	100,000	97
	Korea Hydro & Nuclear Power Co., Ltd., 6.25%, 6/17/14	100,000	110
	NV Energy, Inc., 6.25%, 11/15/20	200,000	201

	Total		1,588

	Energy (0.7%)
	AmeriGas Partners LP, 7.25%, 5/20/15	100,000	103
	Chesapeake Energy Corp., 9.50%, 2/15/15	500,000	564
	Compagnie Generale de Geophysique-Veritas, 7.75%, 5/15/17	100,000	102
	Compagnie Generale de Geophysique-Veritas, 9.50%, 5/15/16	100,000	109
	Harvest Operations Corp., 6.875%, 10/1/17 144A	100,000	103
	Majapahit Holding BV, 7.25%, 6/28/17	100,000	113
	Majapahit Holding BV, 7.75%, 1/20/20 144A	100,000	115
	Majapahit Holding BV, 7.75%, 1/20/20	100,000	116

	Total		1,325

	Financials (1.8%)
	CIT Group, Inc., 7.00%, 5/1/13	700,000	714
(k)	CIT Group, Inc., 7.00%, 5/1/14	1,700,000	1,717
	CIT Group, Inc., 7.00%, 5/1/15	800,000	802
	Usiminas Commercial, Ltd., 7.25%, 1/18/18 144A	100,000	110

	Total		3,343

	Gas Pipelines (1.7%)
	El Paso Corp., 7.00%, 6/15/17	325,000	343
	El Paso Corp., 7.875%, 6/15/12	100,000	106
	El Paso Corp., 8.25%, 2/15/16	100,000	116
(b)	El Paso Corp., 12.00%, 12/12/13	800,000	1,000
	Midcontinent Express Pipeline LLC, 5.45%, 9/15/14 144A	500,000	534

The Accompanying Notes are an Integral Part of the Financial Statements.

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Multi-Sector Bond Portfolio

	Corporate Bonds (64.6%)	Shares/ $ Par	Value $ (000’s)

	Gas Pipelines continued
(k)	NGPL Pipeco LLC, 6.514%, 12/15/12 144A	1,000,000	1,079
	Selectica, 8.75%, 11/15/15	500,000	0

	Total		3,178

	Health Care/Pharmaceuticals (3.8%)
	Biomet, Inc., 10.00%, 10/15/17	548,000	599
(c)	Biomet, Inc., 10.375%, 10/15/17	300,000	328
	Biomet, Inc., 11.625%, 10/15/17	200,000	221
(k)	Boston Scientific Corp., 6.00%, 1/15/20	1,200,000	1,251
(k)	CHS/Community Health Systems, Inc., 8.875%, 7/15/15	1,575,000	1,654
	DaVita, Inc., 6.375%, 11/1/18	400,000	398
	HCA, Inc., 7.875%, 2/15/20	300,000	321
	HCA, Inc., 8.50%, 4/15/19	400,000	438
(k)	HCA, Inc., 9.25%, 11/15/16	860,000	917
(c)	HCA, Inc., 9.625%, 11/15/16	100,000	107
	HCA, Inc., 9.875%, 2/15/17	200,000	220
	Mylan, Inc./PA, 7.625%, 7/15/17 144A	100,000	106
	Mylan, Inc./PA, 7.875%, 7/15/20 144A	300,000	323

	Total		6,883

	Independent Finance (4.1%)
	Ally Financial, Inc., 6.00%, 12/15/11	20,000	20
	Ally Financial, Inc., 6.625%, 5/15/12	600,000	621
	Ally Financial, Inc., 6.875%, 9/15/11	200,000	205
	Ally Financial, Inc., 6.875%, 8/28/12	100,000	104
	Ally Financial, Inc., 7.00%, 2/1/12	700,000	723
	Ally Financial, Inc., 7.25%, 3/2/11	400,000	403
	Ally Financial, Inc., 7.50%, 12/31/13	400,000	429
	Ally Financial, Inc., 8.30%, 2/12/15	300,000	330
	Fibria Overseas Finance, Ltd., 7.50%, 5/4/20 144A	400,000	420
	Ineos Finance PLC, 9.00%, 5/15/15 144A	500,000	532

	Corporate Bonds (64.6%)	Shares/ $ Par	Value $ (000’s)

	Independent Finance continued
	International Lease Finance Corp., 5.40%, 2/15/12	700,000	707
(n)	LBG Capital No.1 PLC, 8.50%, 12/17/49	660,000	584
	Peru Enhanced Pass-Through Finance, Ltd., 0.00%, 5/31/18 144A	201,721	165
	Temasek Financial I, Ltd., 5.375%, 11/23/39 144A	250,000	258
	TNK-BP Finance SA, 7.25%, 2/2/20 144A	400,000	435
	TNK-BP Finance SA, 7.50%, 3/13/13 144A	200,000	216
	TNK-BP Finance SA, 7.50%, 3/13/13	600,000	647
	TNK-BP Finance SA, 7.875%, 3/13/18 144A	100,000	113
	TNK-BP Finance SA, 7.875%, 3/13/18	500,000	567

	Total		7,479

	Industrial - Other (0.1%)
	Sinochem Overseas Capital Co., Ltd., 4.50%, 11/12/20 144A	100,000	99

	Total		99

	Life Insurance (0.2%)
	American International Group, Inc., 3.65%, 1/15/14	300,000	305
	Genworth Financial, Inc., 7.20%, 2/15/21	100,000	102

	Total		407

	Metals/Mining (3.5%)
	Alcoa, Inc., 6.75%, 7/15/18	200,000	218
	Alrosa Finance SA, 7.75%, 11/3/20 144A	500,000	524
	AngloGold Ashanti Holdings PLC, 5.375%, 4/15/20	100,000	104
	ArcelorMittal, 7.00%, 10/15/39	100,000	104
	CSN Islands IX Corp., 10.50%, 1/15/15	200,000	247
	CSN Islands XI Corp., 6.875%, 9/21/19 144A	700,000	756
	Gerdau Holdings, Inc., 7.00%, 1/20/20 144A	200,000	220
	Gerdau Holdings, Inc., 7.00%, 1/20/20	600,000	660
	Gold Fields Orogen Holding BVI, Ltd., 4.875%, 10/7/20	200,000	191
	Peabody Energy Corp., 6.50%, 9/15/20	200,000	214

	Corporate Bonds (64.6%)	Shares/ $ Par	Value $ (000’s)

	Metals/Mining continued
(k)	Steel Dynamics, Inc., 7.375%, 11/1/12	900,000	950
	Steel Dynamics, Inc., 7.625%, 3/15/20 144A	300,000	321
(k)	Teck Resources, Ltd., 10.25%, 5/15/16	1,100,000	1,361
	Vale Overseas, Ltd., 4.625%, 9/15/20	400,000	396
	Vale Overseas, Ltd., 6.875%, 11/21/36	100,000	110

	Total		6,376

	Oil and Gas (9.1%)
	AmeriGas Partners LP/ AmeriGas Eagle Finance Corp., 7.125%, 5/20/16	150,000	155
	Anadarko Finance Co., 7.50%, 5/1/31	100,000	111
	Anadarko Petroleum Corp., 5.95%, 9/15/16	300,000	322
	Anadarko Petroleum Corp., 6.375%, 9/15/17	300,000	327
	BP Capital Markets PLC, 4.75%, 3/10/19	300,000	309
	Continental Resources, Inc., 7.125%, 4/1/21 144A	100,000	105
	Ecopetrol SA, 7.625%, 7/23/19	720,000	832
	Gaz Capital SA, 7.288%, 8/16/37	700,000	725
	Gazprom OAO, 5.625%, 7/22/13	69,138	71
(k)	Gazprom OAO, 8.625%, 4/28/34	1,000,000	1,200
(k)	Indian Oil Corp., Ltd., 4.75%, 1/22/15	1,100,000	1,132
(k)	KazMunaiGaz Finance Sub BV, 6.375%, 4/9/21 144A	900,000	892
	KazMunaiGaz Finance Sub BV, 7.00%, 5/5/20 144A	300,000	312
	KazMunaiGaz Finance Sub BV, 8.375%, 7/2/13	300,000	330
(k)	KazMunaiGaz Finance Sub BV, 11.75%, 1/23/15	700,000	870
	Nakilat, Inc., 6.067%, 12/31/33	200,000	210
	Newfield Exploration Co., 6.875%, 2/1/20	300,000	316
	Newfield Exploration Co., 7.125%, 5/15/18	100,000	105
(k)	Pemex Project Funding Master Trust, 5.75%, 3/1/18	1,440,000	1,540

The Accompanying Notes are an Integral Part of the Financial Statements.

146	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

Corporate Bonds (64.6%)	Shares/ $ Par	Value $ (000’s)

Oil and Gas continued
Petrobras International Finance Co., 5.875%, 3/1/18	600,000	639
Petrobras International Finance Co., 7.875%, 3/15/19	230,000	272
Petroleos de Venezuela SA, 5.00%, 10/28/15	100,000	57
(k) Petroleos Mexicanos, 4.875%, 3/15/15	1,490,000	1,568
(k) Petroleos Mexicanos, 8.00%, 5/3/19	800,000	964
Petroleum Co. of Trinidad & Tobago, Ltd., 6.00%, 5/8/22 144A	95,833	96
Petroleum Co. of Trinidad & Tobago, Ltd., 9.75%, 8/14/19 144A	100,000	120
Petroleum Co. of Trinidad & Tobago, Ltd., 9.75%, 8/14/19	100,000	120
Pride International, Inc., 8.50%, 6/15/19	500,000	569
Ras Laffan Liquefied Natural Gas Co., Ltd. III, 5.298%, 9/30/20	480,650	507
Ras Laffan Liquefied Natural Gas Co., Ltd. III, 6.75%, 9/30/19	300,000	346
(k) Rockies Express Pipeline LLC, 5.625%, 4/15/20 144A	1,000,000	967
Tengizchevroil Finance Co. SARL, 6.124%, 11/15/14	114,364	119
TransCapitalInvest, Ltd., 7.70%, 8/7/13	200,000	222
TransCapitalInvest, Ltd. for OJSC AK Transneft, 6.103%, 6/27/12 144A	200,000	211

Total		16,641

Other Finance (1.4%)
CEDC Finance Corp. International, Inc., 9.125%, 12/1/16 144A	100,000	106
SLM Corp., 0.502%, 3/15/11	200,000	199
(k) SLM Corp., 0.518%, 10/25/11	2,100,000	2,071
SteelRiver Transmission Co. LLC, 4.71%, 6/30/17 144A	100,000	99

Total		2,475

Paper and Forest Products (0.4%)
Celulosa Arauco y Constitucion SA, 7.25%, 7/29/19	300,000	345

Corporate Bonds (64.6%)	Shares/ $ Par	Value $ (000’s)

Paper and Forest Products continued
Sino-Forest Corp., 6.25%, 10/21/17 144A	200,000	200
Smurfit Kappa Funding PLC, 7.75%, 4/1/15	200,000	205

Total		750

Property and Casualty Insurance (1.7%)
American International Group, Inc., 0.399%, 10/18/11	200,000	198
American International Group, Inc., 5.05%, 10/1/15	300,000	308
American International Group, Inc., 5.60%, 10/18/16	200,000	206
(k) American International Group, Inc., 5.85%, 1/16/18	2,400,000	2,475

Total		3,187

Railroads (0.1%)
Kazakhstan Temir Zholy Finance BV, 6.375%, 10/6/20 144A	200,000	209

Total		209

Real Estate Investment Trusts (0.1%)
Ventas Realty LP/Ventas Capital Corp., 6.75%, 4/1/17	150,000	157

Total		157

Retail Food and Drug (0.1%)
American Stores Co., 7.10%, 3/20/28	100,000	76
New Albertson’s, Inc., 7.45%, 8/1/29	125,000	94
Tesco PLC, 5.50%, 11/15/17 144A	50,000	56

Total		226

Services (0.3%)
ARAMARK Corp., 3.787%, 2/1/15	250,000	244
Hutchison Whampoa International, Ltd., 5.75%, 9/11/19	200,000	214
Pearson PLC, 5.50%, 5/6/13 144A	100,000	108

Total		566

Technology (0.2%)
SunGard Data Systems, Inc., 10.625%, 5/15/15	300,000	331

Total		331

Telecommunications (3.4%)
America Movil SAB de CV, 5.00%, 3/30/20	400,000	416

Corporate Bonds (64.6%)	Shares/ $ Par	Value $ (000’s)

Telecommunications continued
(k) Brocade Communications Systems, Inc., 6.875%, 1/15/20	1,300,000	1,384
Frontier Communications Corp., 7.125%, 3/15/19	125,000	128
Frontier Commmunications Corp., 7.875%, 4/15/15	100,000	109
Qtel International Finance, Ltd., 4.75%, 2/16/21 144A	200,000	194
(k) Qwest Communications International, Inc., 7.50%, 2/15/14	150,000	152
Qwest Corp., 7.25%, 9/15/25	500,000	525
Qwest Corp., 7.625%, 6/15/15	100,000	113
Sprint Capital Corp., 8.375%, 3/15/12	600,000	635
Telesat Canada/Telesat LLC, 11.00%, 11/1/15	300,000	337
tw telecom holdings, inc., 8.00%, 3/1/18	600,000	637
Valor Telecommunications Enterprises Finance Corp., 7.75%, 2/15/15	100,000	103
Wind Acquisition Finance SA, 11.75%, 7/15/17 144A	300,000	338
Windstream Corp., 7.875%, 11/1/17	100,000	105
Windstream Corp., 8.125%, 8/1/13	600,000	660
Windstream Corp., 8.625%, 8/1/16	300,000	316

Total		6,152

Tobacco (0.3%)
Lorillard Tobacco Co., 6.875%, 5/1/20	400,000	413
Reynolds American, Inc., 6.75%, 6/15/17	50,000	56

Total		469

Transportation (0.3%)
DP World, Ltd., 6.85%, 7/2/37	200,000	184
RZD Capital, Ltd., 5.739%, 4/3/17	300,000	312

Total		496

Utilities (1.2%)
The AES Corp., 7.75%, 3/1/14	700,000	747
The AES Corp., 8.00%, 10/15/17	100,000	106

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	147

Multi-Sector Bond Portfolio

	Corporate Bonds (64.6%)	Shares/ $ Par	Value $ (000’s)

	Utilities continued
	The AES Corp., 8.00%, 6/1/20	300,000	318
	Nalco Co., 8.875%, 11/15/13	20,000	20
	NRG Energy, Inc., 7.25%, 2/1/14	100,000	102
(k)	NRG Energy, Inc., 7.375%, 1/15/17	930,000	958

	Total		2,251

	Yankee Sovereign (6.8%)
	Brazilian Government International Bond, 8.25%, 1/20/34	200,000	267
	Brazilian Government International Bond, 8.875%, 4/15/24	500,000	690
	Indonesia Government International Bond, 6.75%, 3/10/14	500,000	560
(b)	Indonesia Government International Bond, 6.875%, 3/9/17	900,000	1,040
	Indonesia Government International Bond, 6.875%, 1/17/18	100,000	116
	Mexico Government International Bond, 6.05%, 1/11/40	200,000	205
	Mexico Government International Bond, 6.75%, 9/27/34	200,000	225
	Mexico Government International Bond, 8.125%, 12/30/19	200,000	254
	Mexico Government International Bond, 8.30%, 8/15/31	100,000	132
(k)	Peruvian Government International Bond, 7.35%, 7/21/25	800,000	973
	Philippine Government International Bond, 4.00%, 1/15/21	500,000	482
	Philippine Government International Bond, 6.50%, 1/20/20	300,000	347
	Philippine Government International Bond, 7.50%, 9/25/24	500,000	619
	Qatar Government International Bond, 4.00%, 1/20/15 144A	100,000	104
	Qatar Government International Bond, 5.25%, 1/20/20 144A	200,000	211
(b)	Russian Government International Bond, 7.50%, 3/31/30	3,222,000	3,726
(k)	Turkey Government International Bond, 5.625%, 3/30/21	1,500,000	1,560

Corporate Bonds (64.6%)	Shares/ $ Par	Value $ (000’s)

Yankee Sovereign continued
Turkey Government International Bond, 6.75%, 5/30/40	500,000	545
Turkey Government International Bond, 6.875%, 3/17/36	100,000	112
Turkey Government International Bond, 7.00%, 6/5/20	100,000	115
Turkey Government International Bond, 7.25%, 3/5/38	100,000	116
United Mexican States, 5.75%, 10/12/2110	100,000	89

Total		12,488

Total Corporate Bonds (Cost: $111,994)		117,756

Foreign Bonds (16.3%)

Autos / Vehicle Parts (0.7%)
Fiat Finance & Trade SA, 6.625%, 2/15/13	300,000	418
Fiat Finance & Trade SA, 7.625%, 9/15/14	500,000	713
Fiat Finance & Trade SA, 9.00%, 7/30/12	100,000	144

Total		1,275

Banking (0.9%)
Morgan Stanley, 1.357%, 3/1/13	1,300,000	1,660

Total		1,660

Basic Materials (0.4%)
Rhodia SA, 3.735%, 10/15/13	256,822	342
Smurfit Kappa Acquisitions, 7.75%, 11/15/19	300,000	421

Total		763

Beverage/Bottling (0.5%)
OI European Group BV, 6.75%, 9/15/20 144A	200,000	270
Pernod-Ricard SA, 7.00%, 1/15/15	400,000	585

Total		855

Cable/Media/Broadcasting/Satellite (1.4%)
UPC Holding BV, 8.375%, 8/15/20	1,300,000	1,799
Ziggo Bond Co. BV, 8.00%, 5/15/18	500,000	690

Total		2,489

Foreign Bonds (16.3%)	Shares/ $ Par	Value $ (000’s)

Energy (0.1%)
NXP BV/NXP Funding LLC, 3.735%, 10/15/13	100,000	129

Total		129

Finance Lessors (0.1%)
The Great Rolling Stock Co., 6.875%, 7/27/35	100,000	162

Total		162

Governments (8.5%)
Banco Nacional de Desenvolvimento Economico e Social, 4.125%, 9/15/17 144A	300,000	391
Banque Centrale de Tunisie, 6.25%, 2/20/13	300,000	427
Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/1/12	108,000	64
Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/1/17	2,603,000	1,438
Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/1/21	604,000	321
Bundesrepublik Deutschland, 4.25%, 7/4/18	300,000	444
Canadian Government Bond, 2.50%, 6/1/15	4,300,000	4,347
Indonesia Treasury Bond, 10.00%, 2/15/28	21,000,000,000	2,491
United Kingdom Gilt, 2.75%, 1/22/15	1,700,000	2,727
Uruguay Government International Bond, 6.875%, 1/19/16	2,000,000	2,910

Total		15,560

Independent Finance (1.7%)
Banque PSA Finance, 8.50%, 5/4/12	200,000	287
Conti-Gummi Finance BV, 8.50%, 7/15/15	400,000	579
General Electric Capital Corp., 4.625%, 9/15/66	980,000	1,084
HeidelbergCement Finance BV, 7.50%, 10/31/14	600,000	862
HeidelbergCement Finance BV, 8.00%, 1/31/17	100,000	143
LBG Capital No.1 PLC, 7.869%, 8/25/20	100,000	136

Total		3,091

The Accompanying Notes are an Integral Part of the Financial Statements.

148	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

Foreign Bonds (16.3%)	Shares/ $ Par	Value $ (000’s)

Other Finance (0.4%)
ING Groep NV, 5.14%, 3/17/49	600,000	721

Total		721

Property and Casualty Insurance (0.2%)
American International Group, Inc., 1.179%, 4/26/11	100,000	132
American International Group, Inc., 8.625%, 5/22/38	100,000	153

Total		285

Retail Food and Drug (0.1%)
Spirit Issuer PLC, 6.582%, 12/28/27	100,000	131

Total		131

Services (0.3%)
Franz Haniel & Cie GmbH, 6.75%, 10/23/14	400,000	573

Total		573

Structured Products (0.3%)
EMF-NL BV, 1.787%, 4/17/41	300,000	310
Eurosail-NL BV, 1.737%, 10/17/40	272,447	328

Total		638

Telecommunications (0.6%)
British Telecommunications PLC, 8.75%, 12/7/16	100,000	186
Koninklijke KPN NV, 5.75%, 3/18/16	200,000	336
Virgin Media Secured Finance PLC, 7.00%, 1/15/18	400,000	662

Total		1,184

Transportation (0.1%)
LeasePlan Finance NV, 3.75%, 3/18/13	100,000	135

Total		135

Total Foreign Bonds (Cost: $29,262)		29,651

Governments (4.1%)

Governments (4.1%)
US Treasury, 3.625%, 8/15/19	3,200,000	3,343
US Treasury Inflation Index Bond, 1.25%, 7/15/20	4,111,290	4,209

Total Governments (Cost: $7,569)		7,552

Municipal Bonds (4.7%)	Shares/ $ Par	Value $ (000’s)

Municipal Bonds (4.7%)
Alameda County California Association of Joint Powers Authorities, 7.046%, 12/1/44 RB	100,000	98
Bay Area Toll Authority, Series 2010, 6.918%, 4/1/40 RB	200,000	201
Buckeye Tobacco Settlement Financing Authority, Series 2007-A2, 5.875%, 6/1/30 RB	100,000	72
Buckeye Tobacco Settlement Financing Authority, Series 2007-A2, 5.875%, 6/1/47 RB	700,000	460
Buckeye Tobacco Settlement Financing Authority, Series 2007-A2, 6.50%, 6/1/47 RB	300,000	217
California State, 7.30%, 10/1/39 GO	200,000	202
California State, 7.70%, 11/1/30 GO	200,000	201
The California State University, 6.484%, 11/1/41 RB	300,000	297
Chicago Illinois Water Revenue, 6.742%, 11/1/40 RB	100,000	98
City of Riverside, 7.605%, 10/1/40 RB	200,000	200
Clovis Unified School District of California, Series 2001-B, 0.00%, 8/1/20 GO, NATL-RE FGIC	100,000	61
Golden State Tobacco Securitization Corp., Series 2007-A2, 0.00%, 6/1/37 RB	100,000	56
Golden State Tobacco Securitization Corp., Series 2007-A1, 5.75%, 6/1/47 RB	100,000	67
Indiana Finance Authority, Series 2009-B, 6.596%, 2/1/39 RB	300,000	306
Irvine Ranch California Water District, 6.622%, 5/1/40 GO	100,000	100
Los Angeles County California Public Works Financing Authority, 7.488%, 8/1/33 RB	100,000	98

Municipal Bonds (4.7%)	Shares/ $ Par	Value $ (000’s)

Municipal Bonds continued
Los Angeles County California Public Works Financing Authority, 7.618%, 8/1/40 RB	200,000	196
Los Angeles Unified School District, Series 2007-A1, 4.50%, 7/1/23 GO, AGM	100,000	95
Metropolitan Government of Nashville & Davidson County Tennessee, 6.568%, 7/1/37 RB	100,000	102
New Jersey Turnpike Authority, 7.102%, 1/1/41 RB	200,000	217
New York City Municipal Water Finance Authority, 5.882%, 6/15/44 RB	100,000	100
New York City Municipal Water Finance Authority, 6.011%, 6/15/42 RB	300,000	300
New York City Transitional Finance Authority, 5.508%, 8/1/37 RB	300,000	289
New York Metropolitan Transportation Authority, 6.089%, 11/15/40 RB	500,000	488
New York State Urban Development Corp., 5.77%, 3/15/39 RB	100,000	99
North Texas Tollway Authority, Series 2009-B, 6.718%, 1/1/49 RB	200,000	196
North Texas Tollway Authority, Series B2, 8.91%, 2/1/30 RB	100,000	102
Northern Tobacco Securitization Corp., Series 2006-A, 5.00%, 6/1/46 RB	200,000	119
Orange County California Local Transportation Authority, 6.908%, 2/15/41 RB	200,000	208
Port Authority New York & New Jersey, 5.647%, 11/1/40 RB	1,100,000	1,063
San Diego County Regional Airport Authority, Series C, 6.628%, 7/1/40 RB	100,000	96

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	149

Multi-Sector Bond Portfolio

Municipal Bonds (4.7%)	Shares/ $ Par	Value $ (000’s)

Municipal Bonds continued
San Diego Redevelopment Agency, Series A, 7.625%, 9/1/30 TRAN	100,000	94
State of California, Series 2010, 7.60%, 11/1/40 GO	100,000	104
Tennessee State School Bond Authority, 4.848%, 9/15/27 GO	100,000	93
Tobacco Securitization Authority of Southern California, Series A1, 5.00%, 6/1/37 RB	100,000	70
Tobacco Settlement Finance Authority of West Virginia, Series A, 7.467%, 6/1/47 RB	1,295,000	897
Triborough Bridge & Tunnel Authority, 5.55%, 11/15/40 RB	800,000	722
University of California Regents Medical Center, 6.398%, 5/15/31 RB	100,000	99
University of California Regents Medical Center, Series H, 6.548%, 5/15/48 RB	100,000	98

Total Municipal Bonds (Cost: $8,991)		8,581

Structured Products (8.8%)
American Home Mortgage Investment Trust, Series 2005-2, Class 4A1, 1.957%, 9/25/45	17,532	15
Banc of America Commercial Mortgage, Inc., Series 2007-3, Class A4, 5.658%, 6/10/49	100,000	103
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4, 5.742%, 2/10/51	100,000	107
Banc of America Funding Corp., Series 2005-H, Class 5A1, 5.319%, 11/20/35	577,023	414
Bear Stearns ALT-A Trust, Series 2006-6, Class 2A1, 5.091%, 11/25/36	642,854	446

Structured Products (8.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Bear Stearns ARM Trust, Series 2005-10, Class A1, 2.871%, 10/25/35	82,181	82
Bear Stearns Asset Backed Securities I Trust, Series 2004-B01, Class 1A3, 0.811%, 9/25/34	979,151	934
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-BBA7, Class A2, 0.42%, 3/15/19 144A	500,000	482
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-T20, Class A4A, 5.144%, 10/12/42	300,000	323
Bear Sterns Adjustable Rate Mortgage Trust, Series 2007-3, Class 1A1, 5.326%, 5/25/47	69,361	52
CHL Mortgage Pass-Through Trust, Series 2006-9, Class A1, 6.00%, 5/25/36	1,040,782	941
Citigroup Mortgage Loan Trust, Inc., Series 2007-10, Class 22AA, 5.873%, 9/25/37	70,371	51
Countrywide Alternative Loan Trust, Series 2006-0A17, Class 1A1A, 0.456%, 12/20/46	102,386	53
Countrywide Alternative Loan Trust, Series 2006-0A9, Class 2A1A, 0.471%, 7/20/46	45,157	21
Countrywide Alternative Loan Trust, Series 2005-59, Class 1A1, 0.591%, 11/20/35	23,487	14
Countrywide Alternative Loan Trust, Series 2005-62, Class 2A1, 1.328%, 12/25/35	22,679	14
Countrywide Alternative Loan Trust, Series 2005-79CB, Class A3, 5.50%, 1/25/36	1,000,000	734
Encore Credit Receivables Trust, Series 2005-3, Class 2A2, 0.531%, 10/25/35	19,173	19

Structured Products (8.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, Series 2003-W6, Class F, 0.611%, 9/25/42	81,810	82
First Horizon Mortgage Pass-Through Trust, Series 2005-5, Class 2A1, 5.00%, 10/25/20	106,494	106
First Horizon Mortgage Pass-Through Trust, Series 2007-2, Class 1A5, 5.75%, 5/25/37	1,300,000	1,146
GSR Mortgage Loan Trust, Series 2006-AR1, Class 2A1, 2.964%, 1/25/36	13,199	10
GSR Mortgage Loan Trust, Series 2006-2F, Class 3A6, 6.00%, 2/25/36	582,691	540
Indymac Indx Mortgage Loan Trust, Series 2005-AR12, Class 2A1A, 0.501%, 7/25/35	6,756	4
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4, 5.203%, 12/15/44	200,000	215
J.P. Morgan Mortgage Trust, Series 2007-A1, Class 6A1, 4.784%, 7/25/35	139,353	131
J.P. Morgan Mortgage Trust, Series 2007-A4, Class 3A1, 5.885%, 6/25/37	459,450	400
JPMorgan Reremic, Series 2009-10, Class 4A1, 0.755%, 3/26/37 144A	717,434	665
Merrill Lynch Mortgage Investors Trust, Series 2005-A9, Class 5A1, 5.431%, 12/25/35	1,537,725	1,379
Morgan Stanley Capital I Trust, Series 2006-IQ12, Class A4, 5.332%, 12/15/43	1,200,000	1,271
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 4A, 5.226%, 7/25/35	1,465,868	1,315
Residential Accredit Loans, Inc., Series 2005-QA3, Class NB2, 3.265%, 3/25/35	705,631	494

The Accompanying Notes are an Integral Part of the Financial Statements.

150	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

Structured Products (8.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
SLM Student Loan Trust, Series 2008-9, Class A, 1.788%, 4/25/23	840,451	868
Structured Asset Securities Corp., Series 2006-GEL4, Class A1, 0.381%, 10/25/36 144A	28,169	28
Thornburg Mortgage Securities Trust, Series 2007-2, Class A2A, 0.391%, 6/25/37	298,652	290
WaMu Mortgage Pass-Through Certificates, Series 2007-0A1, Class A1A, 1.028%, 2/25/47	46,502	28
WaMu Mortgage Pass-Through Certificates, Series 2006-AR2, Class 1A1, 4.991%, 3/25/37	949,011	771

Structured Products (8.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
WaMu Mortgage Pass-Through Certificates, Series 2007-HY1, Class 4A1, 5.00%, 2/25/37	49,597	39
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 4A1, 5.046%, 7/25/36	877,569	694
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 5A6, 5.402%, 7/25/36	15,166	12
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR5, Class 2A1, 5.471%, 4/25/36	454,678	378
Wells Fargo Mortgage Backed Securities Trust, Series 2007-AR8, Class A1, 6.134%, 11/25/37	499,795	403

Total Structured Products
(Cost: $15,568)		16,074

	Short-Term Investments (1.7%)	Shares/ $ Par	Value $ (000’s)

	Government (0.2%)
(b)	US Treasury Bill, 0.13%, 2/3/11	321,000	321

	Repurchase Agreements (1.5%)
	US Treasury Repurchase, 0.23%, dated 12/31/10, (collateralized by US Treasury Bill, 3.50%, 5/15/20, valued at $2,861,211, repurchase proceeds of $2,800,000)	2,800,000	2,800

	Total Short-Term Investments
	(Cost: $3,121)		3,121

	Total Investments (100.8%)
	(Cost: $177,666)(a)		183,824

	Other Assets, Less
	Liabilities (-0.8%)		(1,371)

	Net Assets (100.0%)		182,453

*	Non-Income Producing

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010 the value of these securities (in thousands) was $24,716 representing 13.6% of the net assets.

GO — General Obligation

RB — Revenue Bond

TRAN — Tax Allocation Bond

AGM — Assured Guaranty Municipal Corp.

FGIC — Financial Guaranty Insurance Co.

NATL-RE — National Public Finance Guarantee Corp.

(a)	At December 31, 2010 the aggregate cost of securities for federal tax purposes (in thousands) was $178,087 and the net unrealized appreciation of investments based on that cost was $5,737 which is comprised of $8,776 aggregate gross unrealized appreciation and $3,039 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
90 Day Euro $ Commodity Future (Long) (Total Notional Value at December 31, 2010, $12,867)	52	3/12	$10
90 Day Euro $ Commodity Future (Long) (Total Notional Value at December 31, 2010, $44,803)	183	9/12	263
Euro Bund Future (Long) (Total Notional Value at December 31, 2010, $5,975)	36	3/11	(16)
Long Gilt Future (Long) (Total Notional Value at December 31, 2010, $2,839)	15	3/11	(12)

(c)	PIK — Payment In Kind

(d)	Defaulted Security

The Accompanying Notes are an Integral Part of the Financial Statements.

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Multi-Sector Bond Portfolio

(h)	Forward foreign currency contracts outstanding on December 31, 2010.

Type	Counterparty	Currency	Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)		Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Buy	Royal Bank of Scotland PLC	AUD	182	1/11	$12		$-	$12
Sell	Citibank, NA	BRL	3,580	3/11	-		(29)	(29)
Sell	HSBC Bank USA	CAD	4,226	2/11	-		(43)	(43)
Buy	Bank of America, NA	CNY	2,191	1/11	2		-	2
Buy	Barclays Bank PLC	CNY	4,659	1/11	7		-	7
Buy	Citibank, NA	CNY	7,419	1/11	10		-	10
Buy	HSBC Bank USA	CNY	7,721	1/11	24		-	24
Buy	Morgan Stanley & Co., Inc.	CNY	6,516	1/11	8		-	8
Buy	JP Morgan Chase Bank, NA	CNY	27,170	2/12	-		(11)	(11)
Sell	Barclays Bank PLC	CNY	1,336	1/11	-		(3)	(3)
Sell	JP Morgan Chase Bank, NA	CNY	27,170	1/11	-		(46)	(46)
Sell	HSBC Bank USA	CNY	1,336	2/12	-	(m)	-	- (m)
Buy	Bank of America, NA	EUR	21	1/11	-		(1)	(1)
Buy	Credit Suisse International	EUR	443	1/11	1		-	1
Sell	BNP Paribas SA	EUR	54	1/11	-		(1)	(1)
Sell	Citibank, NA	EUR	14,945	1/11	449		-	449
Sell	Credit Suisse International	EUR	49	1/11	3		-	3
Sell	JP Morgan Chase Bank, NA	EUR	61	1/11	4		-	4
Sell	Royal Bank of Scotland PLC	EUR	166	1/11	-		(3)	(3)
Sell	Royal Bank of Scotland PLC	GBP	3,663	3/11	15		-	15
Sell	Citibank, NA	IDR	24,300,000	3/11	31		-	31
Buy	Barclays Bank PLC	INR	44,624	3/11	-		(2)	(2)
Buy	Royal Bank of Scotland PLC	INR	25,000	3/11	-		(3)	(3)
Buy	Barclays Bank PLC	KRW	134,600	5/11	-		- (m)	- (m)
Buy	Citibank, NA	KRW	790,000	5/11	-		(4)	(4)
Buy	Goldman Sach Bank USA	KRW	108,468	5/11	1		-	1
Buy	HSBC Bank USA	KRW	254,000	5/11	-		(1)	(1)
Buy	JP Morgan Chase Bank, NA	KRW	1,106,100	5/11	4		-	4
Buy	Royal Bank of Scotland PLC	KRW	509,000	5/11	2		-	2
Buy	JP Morgan Chase Bank, NA	MXN	22,251	2/11	61		-	61
Sell	Citibank, NA	PHP	1,148	6/11	-		- (m)	- (m)
Buy	Bank of America, NA	SGD	940	3/11	33		-	33
Buy	JP Morgan Chase Bank, NA	SGD	190	3/11	7		-	7
Buy	Royal Bank of Scotland PLC	SGD	3,509	3/11	56		-	56
Buy	JP Morgan Chase Bank, NA	SGD	230	6/11	3		-	3
Buy	Citibank, NA	TRY	492	1/11	-		(20)	(20)
Sell	HSBC Bank USA	ZAR	99	1/11	-		(1)	(1)

					$733		$(168)	$565

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

CNY — China Yuan Renminbi

EUR — Euro

GBP — British Pound

IDR — Indonesian Rupiah

INR — Indian Rupee

KRW — South Korean Won

MXN — Mexican New Peso

PHP — Philippines Peso

SGD — Singapore Dollar

TRY — Turkish Lira

ZAR — South African Rand

The Accompanying Notes are an Integral Part of the Financial Statements.

152	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

(i)	Written options outstanding on December 31, 2010.

Description	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount (000’s)	Value (000’s)
Put — OTC 3-Year Interest Rate Swap	Royal Bank of Scotland PLC	3-Month USD LIBOR	Receive	2.75%	6/12	3,700	$(56)
Put — OTC 2-Year Interest Rate Swap	Royal Bank of Scotland PLC	3-Month USD LIBOR	Receive	2.25%	9/12	1,800	(24)

(Premiums Received $49)							$(80)

OTC — Over-the-Counter

(j)	Swap agreements outstanding on December 31, 2010.

Interest Rate Swaps

Floating Rate Index	Counterparty	Pay/ Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
28 Day Mexico Interbank TIIE Banxico	Barclays Bank PLC	Pay	7.34%	1/15 MXN	6,700	$21
28 Day Mexico Interbank TIIE Banxico	HSBC Bank USA	Pay	7.33%	1/15 MXN	5,800	18
28 Day Mexico Interbank TIIE Banxico	JP Morgan Chase Bank, NA	Pay	8.95%	2/19 MXN	2,900	27
28 Day Mexico Interbank TIIE Banxico	JP Morgan Chase Bank, NA	Pay	7.78%	4/19 MXN	1,900	4
BBA Libor USD 3 Month	Citibank NA	Pay	2.10%	12/15 USD	900	(2)
BBA Libor USD 3 Month	JP Morgan Chase Bank, NA	Pay	2.10%	12/15 USD	900	(2)
Brazil Cetip Interbank Deposit	Goldman Sachs Bank USA	Pay	11.36%	1/12 BRL	18,000	147
Brazil Cetip Interbank Deposit	JP Morgan Chase Bank, NA	Pay	11.14%	1/12 BRL	6,000	72
Brazil Cetip Interbank Deposit	BNP Paribas SA	Pay	11.88%	1/13 BRL	700	4
Brazil Cetip Interbank Deposit	HSBC Bank USA	Pay	12.12%	1/14 BRL	200	1

						$290

Credit Default Swaps

Reference Entity	Counterparty	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
American International Group, Inc., 6.25%, 5/1/36	UBS AG	Sell	5.00%	9/12 USD	300	$42
American International Group, Inc., 6.25%, 5/1/36	UBS AG	Sell	5.00%	9/14 USD	100	23
BP Capital Markets America, Inc., 4.20%, 6/15/18	Goldman Sachs International	Sell	1.00%	6/15 USD	500	2
BP Capital Markets America, Inc., 4.20%, 6/15/18	Goldman Sachs International	Sell	5.00%	6/15 USD	200	32
BP Capital Markets America, Inc., 4.20%, 6/15/18	Goldman Sachs International	Sell	5.00%	9/15 USD	100	18
BP Capital Markets America, Inc., 4.20%, 6/15/18	HSBC Bank USA	Sell	1.00%	9/11 USD	100	5
BP Capital Markets America, Inc., 4.20%, 6/15/18	JP Morgan Chase Bank, NA	Sell	5.00%	9/11 USD	100	6
BP Capital Markets America, Inc., 4.20%, 6/15/18	JP Morgan Chase Bank, NA	Sell	5.00%	6/15 USD	100	15
Brazilian Government International Bond, 12.25%, 3/6/30	Goldman Sachs International	Sell	1.00%	3/11 USD	200	(1)
Brazilian Government International Bond, 12.25%, 3/6/30	HSBC Bank USA	Sell	1.00%	12/15 USD	1,200	(5)
Brazilian Government International Bond, 12.25%, 3/6/30	Morgan Stanley Capital Services, Inc.	Sell	1.00%	12/12 USD	700	(1)
Credit Default Index (CDX) Emerging Markets Index, Series 13	Barclays Bank PLC	Sell	5.00%	6/15 USD	2,500	21
CDX Emerging Markets Index, Series 13	HSBC Bank USA	Sell	5.00%	6/15 USD	1,200	39
CDX Emerging Markets Index, Series 13	Morgan Stanley Capital Services, Inc.	Sell	5.00%	6/15 USD	300	2

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	153

Multi-Sector Bond Portfolio

Reference Entity	Counterparty	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
CDX Emerging Markets Index, Series 14	Barclays Bank PLC	Sell	5.00%	12/15 USD	200	$3
CDX Emerging Markets Index, Series 14	HSBC Bank USA	Sell	5.00%	12/15 USD	200	2
CDX Emerging Markets Index, Series 14	Morgan Stanley Capital Services, Inc.	Sell	5.00%	12/15 USD	200	1
CDX North America (NA) High Yield Index, Series 15	Citibank, NA	Sell	5.00%	12/15 USD	700	23
CDX NA Investment Grade Index, Series 15	BNP Paribas SA	Sell	1.00%	12/15 USD	100	1
CDX NA Investment Grade Index, Series 15	Morgan Stanley Capital Services, Inc.	Sell	1.00%	12/15 USD	9,200	93
Codelco, Inc., 7.50%, 1/15/19	Barclays Bank PLC	Sell	1.00%	12/11 USD	600	3
Conti-Gummi Finance BV, 8.50%, 7/15/15	Barclays Bank PLC	Sell	5.00%	12/13 EUR	400	39
Dow Jones CDX NA High Yield Index, Series 9	Morgan Stanley Capital Services, Inc.	Sell	3.75%	12/12 USD	4,300	253
Emirate of Abu Dhabi, 5.50%, 8/2/12	Goldman Sachs International	Sell	1.00%	3/11 USD	200	-	(m)
MCDX Index, Series 15	Goldman Sachs International	Sell	1.00%	12/15 USD	1,200	7
Morgan Stanley, 6.60%, 4/1/12	JP Morgan Chase Bank, NA	Sell	1.00%	9/11 USD	900	7
Petrobras International Finance Co., 8.375%, 12/10/18	JP Morgan Chase Bank, NA	Sell	1.00%	9/11 USD	200	1
Petrobras International Finance Co., 8.375%, 12/10/18	JP Morgan Chase Bank, NA	Sell	1.00%	12/12 USD	5,600	(20)
Petrobras International Finance Co., 8.375%, 12/10/18	Morgan Stanley Capital Services, Inc.	Sell	1.00%	12/12 USD	1,600	2
Petrobras International Finance Co., 8.375%, 12/10/18	Morgan Stanley Capital Services, Inc.	Sell	1.00%	9/15 USD	200	1
Philippine Government International Bond, 10.625%, 3/16/25	Morgan Stanley Capital Services, Inc.	Sell	2.44%	9/17 USD	100	6
Republic of China, 4.75%, 10/29/13	Barclays Bank PLC	Sell	1.00%	6/11 USD	900	1
Republic of China, 4.75%, 10/29/13	Barclays Bank PLC	Sell	1.00%	9/15 USD	100	1
Republic of China, 4.75%, 10/29/13	Barclays Bank PLC	Sell	1.00%	9/15 USD	200	1
Republic of China, 4.75%, 10/29/13	BNP Paribas SA	Sell	1.00%	9/15 USD	100	1
Republic of China, 4.75%, 10/29/13	HSBC Bank USA	Sell	1.00%	9/15 USD	100	1
Republic of China, 4.75%, 10/29/13	Morgan Stanley Capital Services, Inc.	Sell	1.00%	9/15 USD	200	2
Republic of China, 4.75%, 10/29/13	Royal Bank of Scotland PLC	Sell	1.00%	9/15 USD	100	1
Republic of China, 4.75%, 10/29/13	Royal Bank of Scotland PLC	Sell	1.00%	9/15 USD	200	1
Republic of Korea, 4.25%, 6/1/13	Barclays Bank PLC	Sell	1.00%	3/11 USD	100	-	(m)
Republic of Korea, 4.25%, 6/1/13	Goldman Sachs International	Sell	1.00%	3/11 USD	200	-	(m)
Royal Caribbean Cruises, Ltd., 6.875%, 12/1/13	Goldman Sachs International	Buy	(5.00%)	3/11 USD	1,000	(6)
TNK-BP Finance SA, 7.50%, 7/18/16	HSBC Bank USA	Sell	1.00%	12/12 USD	700	(6)

						$617

(k)	Cash in the amount of $308 (in thousands) and securities with an aggregate value of $42,274 (in thousands) have been pledged as collateral for delayed delivery securities, options on over-the-counter swaps, and outstanding swap contracts on December 31, 2010.

(m)	Amount is less than one thousand.

(n)	At December 31, 2010 portfolio securities with an aggregate value of $584 (in thousands) were valued with reference to securities whose values are more readily available.

The Accompanying Notes are an Integral Part of the Financial Statements.

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The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2010. See Note 2C for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$-	$-	$3
US Government & Agency Bonds	-	7,552	-
Foreign Bonds	-	42,139	-
Municipal Bonds	-	8,581	-
Corporate Bonds	-	106,354	-
Structured Products	-	16,074	-
Short-Term Investments	-	3,121	-
Other Financial Instruments^
Futures	273	-	-
Forward Currency Contracts	-	733	-
Written Options	-	-	-
Interest Rate Swaps	-	294	-
Credit Default Swaps	-	656	-
Liabilities:
Other Financial Instruments^
Futures	(28)	-	-
Forward Currency Contracts	-	(168)	-
Written Options	-	(80)	-
Interest Rate Swaps	-	(4)	-
Credit Default Swaps	-	(33)	(6)
Total	$245	$185,219	$(3)

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	155

Balanced Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation.	Capitalize on changing financial market and economic conditions by allocating the Portfolio’s assets across a diverse mix of investments in the equity, debt and cash market sectors. The Portfolio will typically invest between 35% and 55% of its assets in equity securities.	$2.3 billion

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Balanced Portfolio (the “Portfolio”). The Portfolio seeks to achieve its objective by investing in seven broad categories of assets: large capitalization equity securities, mid-capitalization equity securities, small capitalization equity securities, foreign equity securities, investment grade bonds, below investment grade bonds, and cash equivalents. The proportion of investments in each category is adjusted as appropriate to seek to take advantage of market trends and opportunities, and the selection of investments within each category is overseen by different investment professionals. The Portfolio may invest in options, futures, forwards, exchange traded funds and swap agreements to gain exposure to certain markets, sectors or regions.

Market Overview

Financial markets enjoyed positive returns, as economic conditions generally improved around the globe in 2010. Riskier, lower quality, more economically sensitive issues performed best—growth stocks outperformed value; small company stocks beat large; and emerging market shares outdid those of developed economies. For the year, returns for the Russell 1000®, MidCap®, and 2000® Stock Indices were 16.10%, 25.48%, and 26.85%, respectively. Overseas, the MSCI EAFE® Index (a measure of the performance of developed markets outside the United States) gained 8.21% in dollar terms, while the MSCI® Emerging Markets Index rose 19.20%.

In domestic fixed income markets, more credit sensitive high yield and investment grade corporate bonds did best, while Treasurys slumped in November because of worry about the possibility of future inflation. For the year, the broad Barclays Capital® U.S. Aggregate Index gained 6.54%, and the Barclays Capital® U.S. Corporate High-Yield 2% Issuer Capped Index returned 14.94%. The Merrill Lynch 3-Month T-Bill Index returned just 0.13%, as Federal Reserve (“Fed”) interest rate policy kept money market yields at record lows.

Portfolio Results

The Portfolio returned 11.96% for the twelve months ended December 31, 2010. That compares with the 15.06% return of the broad stock market, as measured by the S&P 500® Index. At the same time, the Balanced Portfolio Blended Composite Benchmark returned 12.14%. (The benchmark weights are detailed in the “Benchmark Definitions” section of this annual report.) The Portfolio outperformed its Mixed-Asset Target Allocation Moderate Funds peer group, which had an average return of 11.28%, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio’s absolute return is consistent with the broad, positive performance of financial assets in 2010. Relative to the blended benchmark, the Portfolio benefited from many of the management team’s allocation decisions. For example, it helped to overweight stocks and underweight cash equivalent investments. And within international equities, it was better to favor emerging market securities over those of developed markets. In the fixed income component, it was helpful to favor high yield over investment grade bonds.

In contrast, individual security selection decisions were the primary detractors in 2010, as the domestic equity allocations trailed their underlying benchmarks.

During the period, the Portfolio made significant use of total return swap agreements with the intention of reducing the growth bias inherent in the Portfolio’s equity strategies. Use of these instruments slightly detracted from relative results during a year in which having a growth bias would have been beneficial due to the general outperformance of growth versus value stocks.

Portfolio Manager Outlook

We expect the global economic recovery to continue in 2011, believing that corporations and consumers are making gradual improvement. But we are not sure the same can be said of the government sector. In the U.S., we see the government pursuing inflationary monetary and fiscal policies that are likely to lead to higher interest rates down the road, while Europe continues to work through its own debt crisis. We believe the prospects are brighter for emerging market economies.

156	Balanced Portfolio

Balanced Portfolio

In the U.S., we think it makes sense to favor large-cap stocks after a period of underperformance compared with small- and mid-cap stocks. But it is worth pointing out that we see few significant valuation disparities across equity markets, so the Portfolio’s over- and underweights relative to the blended benchmark are likely to be modest.

In the fixed income allocation, our concern about rising debt loads means we are likely to continue to underweight more interest rate sensitive Treasury bonds in favor of more attractively valued, higher yielding securities in other sectors. Having said that, corporate bond yields are no longer as compelling to us as they once were. As a result, we are likely to consider mortgage-backed securities, which we believe look comparatively more attractive after underperforming in 2010. And because the Fed has made it clear they will keep rates low for the foreseeable future, the Portfolio’s cash allocation may be lower while we put some of that money to work elsewhere.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2010
	1 Year	5 Years	10 Years
Balanced Portfolio	11.96%	4.25%	3.82%
S&P 500® Index	15.06%	2.29%	1.41%
Barclays Capital® U.S. Aggregate Index	6.54%	5.80%	5.84%
Balanced Portfolio Blended Composite Benchmark	12.14%	5.17%	4.96%
Lipper® Variable Insurance Products (VIP) Mixed Asset Target Allocation Moderate Funds Average	11.28%	3.85%	3.73%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/00. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards. Small cap stocks also may carry additional risk. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both volatile and more speculative. Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds.

The Portfolio may use derivative instruments for hedging purposes or as alternatives to direct investments. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Balanced Portfolio	157

Balanced Portfolio

Top 5 Equity Holdings 12/31/10

Security Description	% of Net Assets
iShares MSCI EAFE Index Fund	2.3%
Vanguard Emerging Markets ETF	1.3%
Apple, Inc.	1.1%
Exxon Mobil Corp.	0.9%
iShares MSCI Emerging Markets Index	0.8%

Top 5 Fixed Income Holdings 12/31/10

Security Description	% of Net Assets
US Treasury, Various	10.1%
Federal National Mortgage Association, Various	3.6%
Federal Home Loan Mortgage Corp., Various	2.0%
AEP Texas Central Transition Funding LLC, 5.306%, 7/01/21	1.1%
Israel Government AID Bond, Various	1.1%

Sector Allocation 12/31/10

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

The Investment Grade Segment includes bonds of companies and governments headquartered outside the United States.

158	Balanced Portfolio

Balanced Portfolio

Schedule of Investments

December 31, 2010

	Domestic Common Stocks and Warrants (37.2%)	Shares/ $ Par	Value $ (000’s)

	Large Cap Common Stocks (25.0%)

	Consumer Discretionary (3.3%)
	Abercrombie & Fitch Co. - Class A	68,700	3,959
*	Amazon.com, Inc.	31,300	5,634
	Coach, Inc.	65,400	3,617
*	DIRECTV - Class A	90,700	3,622
*	Discovery Communications, Inc.	99,000	3,632
	The Home Depot, Inc.	124,600	4,369
	Johnson Controls, Inc.	137,900	5,268
*	Kohl’s Corp.	88,500	4,809
	Limited Brands, Inc.	152,600	4,689
	Marriott International, Inc. - Class A	191,700	7,963
	McDonald’s Corp.	104,100	7,991
	NIKE, Inc. - Class B	73,200	6,253
*	Priceline.com, Inc.	11,000	4,395
	Target Corp.	132,200	7,949
	The Walt Disney Co.	51,300	1,924

	Total		76,074

	Consumer Staples (2.3%)
	Avon Products, Inc.	115,900	3,368
	The Coca-Cola Co.	92,900	6,110
	Costco Wholesale Corp.	64,000	4,621
	CVS Caremark Corp.	119,100	4,141
*	Hansen Natural Corp.	28,300	1,480
	Kimberly-Clark Corp.	26,600	1,677
	PepsiCo, Inc.	122,900	8,029
	Philip Morris International, Inc.	193,400	11,320
	Reynolds American, Inc.	61,200	1,996
	Walgreen Co.	61,600	2,400
	Wal-Mart Stores, Inc.	132,600	7,151

	Total		52,293

	Energy (2.9%)
	Anadarko Petroleum Corp.	59,800	4,554
	Chevron Corp.	23,200	2,117
	Exxon Mobil Corp.	284,400	20,795
	Halliburton Co.	146,300	5,973
	Hess Corp.	48,600	3,720
	Occidental Petroleum Corp.	41,100	4,032
	Petroleo Brasileiro SA, ADR	136,300	5,158
	Schlumberger, Ltd.	141,800	11,840
*	Weatherford International, Ltd.	407,400	9,289

	Total		67,478

	Financials (1.2%)
	Aflac, Inc.	62,600	3,533
	American Express Co.	91,600	3,931
	CME Group, Inc. - Class A	7,700	2,478

	Domestic Common Stocks and Warrants (37.2%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	The Goldman Sachs Group, Inc.	16,300	2,741
	Invesco, Ltd.	219,700	5,286
	JPMorgan Chase & Co.	62,800	2,664
	MetLife, Inc.	74,100	3,293
	T. Rowe Price Group, Inc.	70,300	4,537

	Total		28,463

	Health Care (2.4%)
	Abbott Laboratories	153,700	7,364
*	Agilent Technologies, Inc.	80,000	3,314
	Allergan, Inc.	72,500	4,979
*	Celgene Corp.	126,900	7,505
	Covidien PLC	58,200	2,657
*	Express Scripts, Inc.	214,800	11,610
*	Life Technologies Corp.	65,500	3,635
	Merck & Co., Inc.	50,100	1,806
	Pfizer, Inc.	108,800	1,905
	Teva Pharmaceutical Industries, Ltd., ADR	98,600	5,140
*	Thermo Fisher Scientific, Inc.	83,200	4,606

	Total		54,521

	Industrials (3.1%)
	Caterpillar, Inc.	92,300	8,645
	Cummins, Inc.	67,700	7,448
	Danaher Corp.	153,800	7,255
	Dover Corp.	152,000	8,884
	FedEx Corp.	51,700	4,808
	Honeywell International, Inc.	98,800	5,252
	Illinois Tool Works, Inc.	110,200	5,885
	PACCAR, Inc.	44,200	2,538
	Precision Castparts Corp.	27,700	3,856
	Union Pacific Corp.	56,400	5,226
	United Parcel Service, Inc. - Class B	58,300	4,231
	United Technologies Corp.	97,100	7,644

	Total		71,672

	Information Technology (7.4%)
*	Apple, Inc.	77,900	25,127
	Automatic Data Processing, Inc.	72,900	3,374
	Broadcom Corp. - Class A	67,200	2,927
*	Cisco Systems, Inc.	602,200	12,182
*	Citrix Systems, Inc.	83,000	5,678
*	Cognizant Technology Solutions Corp. - Class A	75,700	5,548
*	EMC Corp.	174,200	3,989
*	Google, Inc. - Class A	22,900	13,602
	Hewlett-Packard Co.	189,600	7,982
	Intel Corp.	314,100	6,606
	International Business Machines Corp.	109,100	16,011
*	Juniper Networks, Inc.	148,100	5,468

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	159

Balanced Portfolio

	Domestic Common Stocks and Warrants (37.2%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
*	Marvell Technology Group, Ltd.	397,700	7,377
	MasterCard, Inc. - Class A	10,600	2,376
	Microsoft Corp.	545,300	15,225
*	NetApp, Inc.	118,500	6,513
	Oracle Corp.	378,200	11,838
	QUALCOMM, Inc.	156,900	7,765
	Texas Instruments, Inc.	82,700	2,688
	Visa, Inc. - Class A	32,800	2,308
	Western Union Co.	316,500	5,877

	Total		170,461

	Materials (1.2%)
	The Dow Chemical Co.	122,300	4,175
	Freeport-McMoRan Copper & Gold, Inc.	51,000	6,125
	Goldcorp, Inc.	56,100	2,580
	Potash Corp. of Saskatchewan, Inc.	25,100	3,886
	Praxair, Inc.	85,500	8,163
	Southern Copper Corp.	60,800	2,963

	Total		27,892

	Telecommunication Services (0.6%)
*	American Tower Corp. - Class A	128,400	6,631
	AT&T, Inc.	65,100	1,913
	CenturyLink, Inc.	48,000	2,216
	Verizon Communications, Inc.	58,700	2,100

	Total	12,8	60

	Utilities (0.6%)
	Consolidated Edison, Inc.	36,700	1,819
	Duke Energy Corp.	101,100	1,801
	Exelon Corp.	42,800	1,782
	FirstEnergy Corp.	48,600	1,799
	PPL Corp.	65,100	1,714
	Progress Energy, Inc.	40,500	1,761
	Southern Co.	47,900	1,831

	Total		12,507

	Total Large Cap Common Stocks		574,221

	Mid Cap Common Stocks (9.1%)

	Consumer Discretionary (2.1%)
*	Bed Bath & Beyond, Inc.	61,700	3,032
*	BorgWarner, Inc.	41,000	2,967
(p)*	Charter Communications, Inc. - Class A	19,643	765
	Chico’s FAS, Inc.	203,100	2,443
	DeVry, Inc.	77,200	3,704
*	Dollar Tree, Inc.	75,100	4,212
*	GameStop Corp. - Class A	101,800	2,329
	International Game Technology	143,600	2,540
*	Jack in the Box, Inc.	122,988	2,599

	Domestic Common Stocks and Warrants (37.2%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary continued
*	Lamar Advertising Co. - Class A	71,600	2,852
	The McGraw-Hill Cos., Inc.	44,100	1,606
*	MGM Resorts International	137,800	2,046
	Nordstrom, Inc.	61,700	2,615
*	O’Reilly Automotive, Inc.	118,600	7,166
*	Penn National Gaming, Inc.	71,800	2,524
	Strayer Education, Inc.	12,100	1,842
	VF Corp.	23,300	2,008

	Total		47,250

	Consumer Staples (0.2%)
	The Clorox Co.	26,800	1,696
	Mead Johnson Nutrition Co.	35,200	2,191
*	Ralcorp Holdings, Inc.	24,900	1,619

	Total		5,506

	Energy (0.4%)
*	Cameron International Corp.	62,100	3,150
	Cimarex Energy Co.	19,900	1,762
*	Denbury Resources, Inc.	120,100	2,293
*	FMC Technologies, Inc.	29,300	2,605

	Total		9,810

	Financials (0.7%)
	Assured Guaranty, Ltd.	97,700	1,729
*	CB Richard Ellis Group, Inc. - Class A	95,400	1,954
	DuPont Fabros Technology, Inc.	68,200	1,451
	Greenhill & Co., Inc.	24,250	1,981
*	IntercontinentalExchange, Inc.	27,400	3,265
*	MBIA, Inc.	150,900	1,809
	Raymond James Financial, Inc.	80,000	2,616
	Synovus Financial Corp.	425,900	1,124

	Total		15,929

	Health Care (1.4%)
	AmerisourceBergen Corp.	240,300	8,199
*	Cerner Corp.	18,400	1,743
*	Charles River Laboratories International, Inc.	42,300	1,503
*	Covance, Inc.	31,700	1,630
*	DaVita, Inc.	44,100	3,065
*	Immucor, Inc.	185,724	3,683
*	Intuitive Surgical, Inc.	6,600	1,701
*	Mettler-Toledo International, Inc.	25,700	3,886
*	Pharmaceutical Product Development, Inc.	214,700	5,827

	Total		31,237

	Industrials (1.3%)
	C.H. Robinson Worldwide, Inc.	34,400	2,758
*	Corrections Corp. of America	110,600	2,772

The Accompanying Notes are an Integral Part of the Financial Statements.

160	Balanced Portfolio

Balanced Portfolio

	Domestic Common Stocks and Warrants (37.2%)	Shares/ $ Par	Value $ (000’s)

	Industrials continued
	Expeditors International of Washington, Inc.	52,900	2,888
*	Foster Wheeler AG	160,700	5,547
	Joy Global, Inc.	20,900	1,813
	MSC Industrial Direct Co., Inc. - Class A	58,200	3,765
	Regal-Beloit Corp.	23,500	1,569
	Republic Services, Inc.	53,400	1,594
	Robert Half International, Inc.	78,000	2,387
	Roper Industries, Inc.	51,900	3,967

	Total		29,060

	Information Technology (2.4%)
*	Alliance Data Systems Corp.	49,200	3,495
	Amphenol Corp. - Class A	135,300	7,141
*	Autodesk, Inc.	87,100	3,327
	Avago Technologies, Ltd.	254,800	7,254
*	BMC Software, Inc.	129,400	6,100
	FactSet Research Systems, Inc.	39,900	3,741
	Global Payments, Inc.	70,800	3,272
	Microchip Technology, Inc.	142,900	4,889
*	Monster Worldwide, Inc.	29,800	704
	Siliconware Precision Industries Co., ADR	674,100	4,011
*	Skyworks Solutions, Inc.	122,200	3,498
*	VeriFone Systems, Inc.	94,000	3,625
*	Zebra Technologies Corp. - Class A	85,500	3,248

	Total		54,305

	Materials (0.4%)
	Ecolab, Inc.	46,100	2,324
	Martin Marietta Materials, Inc.	12,700	1,171
*	Owens-Illinois, Inc.	106,800	3,279
*	Smurfit-Stone Container Corp.	16,720	428
*	Solutia, Inc.	35,649	823
*	Titanium Metals Corp.	89,400	1,536

	Total		9,561

	Telecommunication Services (0.2%)
*	Crown Castle International Corp.	24,100	1,056
*	SBA Communications Corp. - Class A	58,500	2,395
	Windstream Corp.	156,500	2,182

	Total		5,633

	Total Mid Cap Common Stocks		208,291

	Small Cap Common Stocks (3.1%)

	Consumer Discretionary (0.5%)
*	American Public Education, Inc.	17,750	661
*	Bally Technologies, Inc.	21,800	920

	Domestic Common Stocks and Warrants (37.2%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary continued
*	Bravo Brio Restaurant Group, Inc.	21,100	404
*	Deckers Outdoor Corp.	7,250	578
*	Deer Consumer Products, Inc.	39,930	449
*	Dex One Corp.	12,630	94
*	Genesco, Inc.	3,700	139
*	Grand Canyon Education, Inc.	18,700	366
	Guess?, Inc.	16,300	771
*	Kirkland’s, Inc.	37,700	529
*	LKQ Corp.	58,650	1,333
	Monro Muffler Brake, Inc.	35,400	1,224
	P.F. Chang’s China Bistro, Inc.	22,000	1,066
*	Ulta Salon, Cosmetics & Fragrance, Inc.	30,550	1,039
*	Vera Bradley, Inc.	18,200	601
*	Vitamin Shoppe, Inc.	21,950	738

	Total		10,912

	Consumer Staples (0.1%)
	Diamond Foods, Inc.	11,300	601
*	Primo Water Corp.	30,505	433
*	TreeHouse Foods, Inc.	25,800	1,318
*	United Natural Foods, Inc.	12,500	459

	Total		2,8 11

	Energy (0.2%)
*	Brigham Exploration Co.	42,300	1,152
	CARBO Ceramics, Inc.	12,550	1,300
*	Carrizo Oil & Gas, Inc.	36,250	1,250
	Lufkin Industries, Inc.	1,898	119
*	Superior Energy Services, Inc.	24,700	864
*	Swift Energy Co.	18,900	740

	Total		5, 425

	Financials (0.2%)
	Boston Private Financial Holdings, Inc.	121,250	794
	Digital Realty Trust, Inc.	11,147	575
*	MF Global Holdings, Ltd.	95,500	798
	MFA Financial, Inc.	85,653	699
*	Netspend Holdings, Inc.	40,400	518
*	Portfolio Recovery Associates, Inc.	19,950	1,500

	Total		4, 884

	Health Care (0.5%)
*	Align Technology, Inc.	46,350	906
*	Allscripts Healthcare Solutions, Inc.	30,950	596
*	American Medical Systems Holdings, Inc.	31,600	596
*	Conceptus, Inc.	20,600	284
*	Dexcom, Inc.	89,491	1,222
*	Exact Sciences Corp.	53,550	320

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	161

Balanced Portfolio

	Domestic Common Stocks and Warrants (37.2%)	Shares/ $ Par	Value $ (000’s)

	Health Care continued
*	Illumina, Inc.	26,500	1,678
*	IPC The Hospitalist Co.	31,650	1,235
*	MAP Pharmaceuticals, Inc.	20,300	340
	Masimo Corp.	22,617	657
*	Natus Medical, Inc.	27,900	396
*	Nektar Therapeutics	25,500	328
*	NxStage Medical, Inc.	19,450	484
*	Obagi Medical Products, Inc.	49,600	573
*	Thoratec Corp.	29,088	824
*	Volcano Corp.	24,250	662

	Total		11,101

	Industrials (0.6%)
	Actuant Corp. - Class A	27,300	727
*	Generac Holdings, Inc.	33,700	545
*	GrafTech International, Ltd.	40,150	797
*	Higher One Holdings, Inc.	29,000	587
*	Hub Group, Inc. - Class A	44,200	1,553
*	The Keyw Holding Corp.	38,700	568
	Knight Transportation, Inc.	122,709	2,331
*	Oshkosh Corp.	21,950	773
*	Polypore International, Inc.	20,300	827
	Resources Connection, Inc.	14,100	262
	Snap-on, Inc.	18,700	1,058
	Tennant Co.	14,450	555
*	Titan Machinery, Inc.	21,350	412
*	TransDigm Group, Inc.	17,450	1,256
*	WESCO International, Inc.	11,000	581

	Total		12,832

	Information Technology (0.9%)
*	Advanced Energy Industries, Inc.	57,928	790
*	Atheros Communications, Inc.	21,350	767
*	Calix, Inc.	51,950	878
*	Cardtronics, Inc.	40,050	709
*	Concur Technologies, Inc.	12,450	647
*	DG Fastchannel, Inc.	36,600	1,057
*	Dice Holdings, Inc.	62,850	902
*	Diodes, Inc.	38,000	1,026
*	Equinix, Inc.	11,773	957
*	Microsemi Corp.	37,700	863
*	MKS Instruments, Inc.	37,650	922
	Pegasystems, Inc.	19,200	703
*	RightNow Technologies, Inc.	33,166	785
*	Riverbed Technology, Inc.	15,850	558
*	Rubicon Technology, Inc.	22,015	464
*	SemiLEDs Corp.	2,100	61
*	Sourcefire, Inc.	53,950	1,399
*	SPS Commerce, Inc.	37,900	599
*	SuccessFactors, Inc.	17,900	518
*	Synchronoss Technologies, Inc.	39,500	1,055
*	Taleo Corp. - Class A	17,050	471
*	The Ultimate Software Group, Inc.	25,250	1,228
*	VanceInfo Technologies, Inc., ADR	22,271	769

	Domestic Common Stocks and Warrants (37.2%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
*	VistaPrint NV	24,350	1,120

	Total		19,248

	Materials (0.0%)
	Kronos Worldwide, Inc.	13,100	557

	Total		557

	Other Holdings (0.1%)
	iShares Nasdaq Biotechnology Index Fund	9,100	850
	SPDR Metals & Mining ETF	17,350	1,193

	Total		2,043

	Telecommunication Services (0.0%)
	AboveNet, Inc.	11,900	696

	Total		696

	Total Small Cap Common Stocks		70,509

	Total Domestic Common Stocks and Warrants (Cost: $686,544)		853,021

	Foreign Common Stocks (4.4%)

	Other Holdings (4.4%)
	iShares MSCI EAFE Index Fund	907,000	52,815
	iShares MSCI Emerging Markets Index	370,692	17,652
	Vanguard Emerging Markets ETF	617,700	29,742

	Total Foreign Common Stocks (Cost: $87,589)		100,209

	Preferred Stocks (0.0%)

	Finance Services (0.0%)
	Ally Financial, Inc., 7.00%, 12/31/11 144A	509	481

	Total Preferred Stocks (Cost: $305)		481

	Investment Grade Segment (10.9%)

	Aerospace/Defense (0.2%)
	BAE Systems Holdings, Inc., 6.375%, 6/1/19 144A	180,000	200
	Goodrich Corp., 4.875%, 3/1/20	85,000	89
	Lockheed Martin Corp., 6.15%, 9/1/36	1,320,000	1,431
	Meccanica Holdings USA, 6.25%, 7/15/19 144A	455,000	481
	Meccanica Holdings USA, 6.25%, 1/15/40 144A	450,000	414

The Accompanying Notes are an Integral Part of the Financial Statements.

162	Balanced Portfolio

Balanced Portfolio

Investment Grade Segment (10.9%)	Shares/ $ Par	Value $ (000’s)

Aerospace/Defense continued
Northrop Grumman Corp., 3.50%, 3/15/21	1,165,000	1,085

Total		3,700

Auto Manufacturing (0.0%)
American Honda Finance Corp., 3.50%, 3/16/15 144A	535,000	549
PACCAR Financial Corp., 1.95%, 12/17/12	170,000	173
PACCAR, Inc., 6.875%, 2/15/14	170,000	195

Total		917

Banking (3.4%)
Ameriprise Financial, Inc., 5.30%, 3/15/20	50,000	53
ANZ National Int’l, Ltd./London, 2.375%, 12/21/12 144A	665,000	675
Australia & New Zealand Banking Group, Ltd., 5.10%, 1/13/20 144A	450,000	468
Bank of America Corp., 5.625%, 7/1/20	155,000	158
Bank of America Corp., 5.75%, 12/1/17	870,000	905
Bank of America Corp., 6.00%, 9/1/17	830,000	870
Bank of New York Mellon Corp., 2.50%, 1/15/16	310,000	306
Barclays Bank PLC, 2.50%, 9/21/15 144A	3,000,000	2,891
Barclays Bank PLC, 5.00%, 9/22/16	100,000	106
Barclays Bank PLC, 6.05%, 12/4/17 144A	140,000	144
BNP Paribas, 7.195%, 12/31/49 144A	300,000	287
BNP Paribas Home Loan Covered Bonds SA, 2.20%, 11/2/15 144A	6,000,000	5,746
Canadian Imperial Bank of Commerce, 2.60%, 7/2/15 144A	2,480,000	2,494
Cie de Financement Foncier, 2.50%, 9/16/15 144A	4,000,000	3,899
Citigroup, Inc., 4.75%, 5/19/15	2,450,000	2,565
Citigroup, Inc., 6.125%, 11/21/17	1,045,000	1,145
Countrywide Financial Corp., 5.80%, 6/7/12	730,000	768
Credit Agricole SA/London, 6.637%, 12/31/49 144A	310,000	266
Credit Suisse Guernsey, Ltd., 5.86%, 12/31/49	105,000	99
Credit Suisse of New York, 4.375%, 8/5/20	2,580,000	2,533
DnB NOR Boligkreditt, 2.10%, 10/14/15 144A	4,300,000	4,089
Eksportfinans ASA, 2.00%, 9/15/15	4,000,000	3,907
First Horizon National Corp., 5.375%, 12/15/15	725,000	732
The Goldman Sachs Group, Inc., 3.70%, 8/1/15	270,000	275
The Goldman Sachs Group, Inc., 5.95%, 1/18/18	100,000	109
The Goldman Sachs Group, Inc., 6.00%, 6/15/20	525,000	567
The Goldman Sachs Group, Inc., 6.15%, 4/1/18	835,000	920
The Goldman Sachs Group, Inc., 6.25%, 9/1/17	50,000	55
HSBC Bank PLC, 4.125%, 8/12/20 144A	1,220,000	1,173
HSBC Capital Funding LP, 4.61%, 12/31/49 144A	405,000	382
JPMorgan Chase & Co., 4.25%, 10/15/20	3,485,000	3,404
JPMorgan Chase & Co., 6.00%, 1/15/18	540,000	603
JPMorgan Chase & Co., 7.90%, 12/31/49	625,000	664
Merrill Lynch & Co., 6.22%, 9/15/26	375,000	356

Investment Grade Segment (10.9%)	Shares/ $ Par	Value $ (000’s)

Banking continued
Merrill Lynch & Co., 6.40%, 8/28/17	2,185,000	2,310
Morgan Stanley, 3.45%, 11/2/15	1,160,000	1,131
Morgan Stanley, 5.55%, 4/27/17	700,000	729
Morgan Stanley, 5.95%, 12/28/17	1,590,000	1,682
Morgan Stanley, 6.625%, 4/1/18	800,000	868
Morgan Stanley, 7.30%, 5/13/19	60,000	68
National Australia Bank, Ltd., 2.75%, 9/28/15 144A	1,185,000	1,167
Nationwide Building Society, 2.50%, 8/17/12 144A	4,175,000	4,275
NB Capital Trust IV, 8.25%, 4/15/27	580,000	587
Nordea Bank AB, 4.875%, 1/27/20 144A	505,000	518
PNC Funding Corp., 4.375%, 8/11/20	995,000	983
Regions Financial Corp., 5.75%, 6/15/15	1,315,000	1,287
The Royal Bank of Scotland PLC, 5.625%, 8/24/20	1,215,000	1,208
Santander US Debt SA Unipersonal, 3.724%, 1/20/15 144A	760,000	720
Sparebanken 1 Boligkreditt, 1.25%, 10/25/13 144A	4,050,000	4,023
SunTrust Banks, Inc., 6.00%, 9/11/17	405,000	425
Swedbank AB, 2.90%, 1/14/13 144A	7,900,000	8,151
The Toronto-Dominion Bank, 2.20%, 7/29/15 144A	1,270,000	1,249
U.S. Bancorp, 4.20%, 5/15/14	170,000	182
UBS Preferred Funding Trust V, 6.243%, 12/31/49	200,000	192
USB Capital XIII Trust, 6.625%, 12/15/39	190,000	194
Wachovia Corp., 5.75%, 2/1/18	215,000	239
Wells Fargo & Co., 7.98%, 12/31/49	570,000	601
Westpac Banking Corp., 3.00%, 8/4/15	865,000	869

Total		77,272

Beverage/Bottling (0.3%)
Anheuser-Busch Cos., 4.50%, 4/1/18	40,000	41
Anheuser-Busch Cos., 5.75%, 4/1/36	255,000	265
Anheuser-Busch InBev Worldwide, Inc., 8.20%, 1/15/39 144A	1,020,000	1,384
The Coca-Cola Co., 3.15%, 11/15/20	775,000	727
Dr. Pepper Snapple Group, Inc., 6.82%, 5/1/18	665,000	792
Dr. Pepper Snapple Group, Inc., 7.45%, 5/1/38	145,000	181
PepsiCo, Inc., 3.125%, 11/1/20	2,255,000	2,119
PepsiCo, Inc., 7.90%, 11/1/18	80,000	103
SABMiller PLC, 6.20%, 7/1/11 144A	2,150,000	2,206

Total		7,818

Cable/Media/Broadcasting/Satellite (0.5%)
Comcast Corp., 6.95%, 8/15/37	1,105,000	1,250
DIRECTV Holdings LLC, 3.55%, 3/15/15	1,310,000	1,331
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.875%, 10/1/19	600,000	652
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 6.00%, 8/15/40	960,000	964
Gannett Co., Inc., 6.375%, 9/1/15 144A	355,000	358
Gannett Co., Inc., 7.125%, 9/1/18 144A	445,000	446
Gannett Co., Inc., 9.375%, 11/15/17	250,000	279
Historic TW, Inc., 6.625%, 5/15/29	580,000	640
Historic TW, Inc., 6.875%, 6/15/18	195,000	228
NBC Universal, Inc., 4.375%, 4/1/21 144A	1,900,000	1,844
News America, Inc., 6.90%, 8/15/39	120,000	137
TCI Communications, Inc., 8.75%, 8/1/15	1,030,000	1,268

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	163

Balanced Portfolio

Investment Grade Segment (10.9%)	Shares/ $ Par	Value $ (000’s)

Cable/Media/Broadcasting/Satellite continued
Time Warner Cable, Inc., 4.125%, 2/15/21	1,140,000	1,085
Time Warner Entertainment Co. LP, 8.375%, 3/15/23	1,650,000	2,072

Total		12,554

Conglomerate/Diversified Manufacturing (0.2%)
The Dow Chemical Co., 7.60%, 5/15/14	460,000	531
Eastman Chemical Co., 7.25%, 1/15/24	85,000	95
Honeywell International, Inc., 5.30%, 3/1/18	790,000	879
Monsanto Co., 5.125%, 4/15/18	55,000	60
Potash Corp. of Saskatchewan, Inc., 3.25%, 12/1/17	725,000	703
PPG Industries, Inc., 3.60%, 11/15/20	1,170,000	1,089
United Technologies Corp., 5.375%, 12/15/17	1,185,000	1,340

Total		4,697

Consumer Products (0.1%)
Colgate-Palmolive Co., 2.95%, 11/1/20	445,000	415
Colgate-Palmolive Co., 4.20%, 5/15/13	280,000	301
Fortune Brands, Inc., 5.375%, 1/15/16	950,000	983
The Procter & Gamble Co., 5.55%, 3/5/37	645,000	702

Total		2,401

Electric Utilities (1.1%)
Alabama Power Co., 3.375%, 10/1/20	420,000	397
Ameren Corp., 8.875%, 5/15/14	300,000	338
Arizona Public Service Co., 8.75%, 3/1/19	95,000	119
Bruce Mansfield Unit, 6.85%, 6/1/34	500,364	495
Carolina Power & Light, Inc., 5.15%, 4/1/15	420,000	464
Carolina Power & Light, Inc., 6.50%, 7/15/12	415,000	449
CenterPoint Energy Houston Electric LLC, 5.70%, 3/15/13	260,000	282
CenterPoint Energy Houston Electric LLC, 6.95%, 3/15/33	180,000	212
Commonwealth Edison Co., 4.00%, 8/1/20	410,000	403
Commonwealth Edison Co., 5.875%, 2/1/33	115,000	119
Commonwealth Edison Co., 5.95%, 8/15/16	410,000	468
Commonwealth Edison Co., 6.15%, 9/15/17	105,000	120
Connecticut Light & Power Co., 5.65%, 5/1/18	150,000	167
The Detroit Edison Co., 3.45%, 10/1/20	410,000	392
DTE Energy Co., 6.375%, 4/15/33	175,000	182
Duke Energy Corp., 6.25%, 6/15/18	40,000	45
Duke Energy Indiana, Inc., 3.75%, 7/15/20	775,000	757
Entergy Louisiana LLC, 4.44%, 1/15/26	790,000	732
Entergy Louisiana LLC, 6.50%, 9/1/18	360,000	412
Entergy Mississippi, Inc., 6.25%, 4/1/34	1,030,000	1,032
Exelon Generation Co. LLC, 6.20%, 10/1/17	535,000	599
Indiana Michigan Power Co., 5.05%, 11/15/14	2,660,000	2,854
Kiowa Power Partners LLC, 4.811%, 12/30/13 144A	672,633	692
Monongahela Power Co., 5.70%, 3/15/17 144A	860,000	934

Investment Grade Segment (10.9%)	Shares/ $ Par	Value $ (000’s)

Electric Utilities continued
Nevada Power Co., 5.95%, 3/15/16	60,000	67
NSTAR, 4.50%, 11/15/19	40,000	41
Ohio Edison Co., 6.875%, 7/15/36	145,000	158
Pacific Gas & Electric Co., 3.50%, 10/1/20	1,575,000	1,499
Pacific Gas & Electric Co., 4.80%, 3/1/14	470,000	505
Pacific Gas & Electric Co., 5.625%, 11/30/17	225,000	253
PacifiCorp, 5.45%, 9/15/13	1,030,000	1,129
Potomac Electric Power Co., 6.50%, 11/15/37	180,000	208
PPL Energy Supply LLC, 6.50%, 5/1/18	150,000	167
Public Service Co. of Colorado, 3.20%, 11/15/20	520,000	490
Public Service Co. of Colorado, 5.80%, 8/1/18	140,000	160
Public Service Electric & Gas Co., 5.00%, 1/1/13	1,500,000	1,603
Puget Sound Energy, Inc., 6.274%, 3/15/37	550,000	592
San Diego Gas & Electric Co., 4.50%, 8/15/40	485,000	437
San Diego Gas & Electric Co., 6.125%, 9/15/37	200,000	226
Sempra Energy, 6.15%, 6/15/18	250,000	286
South Carolina Electric & Gas Co., 6.05%, 1/15/38	295,000	318
Tampa Electric Co., 6.10%, 5/15/18	405,000	456
Tampa Electric Co., 6.15%, 5/15/37	385,000	406
Tampa Electric Co., 6.55%, 5/15/36	520,000	579
The Toledo Edison Co., 6.15%, 5/15/37	720,000	744
Union Electric Co., 6.40%, 6/15/17	180,000	204
Union Electric Co., 6.70%, 2/1/19	180,000	210
Virginia Electric & Power Co., 3.45%, 9/1/22	1,050,000	977
Virginia Electric & Power Co., 5.40%, 4/30/18	55,000	61

Total		24,440

Electronics (0.1%)
Broadcom Corp., 2.375%, 11/1/15 144A	460,000	448
Cisco Systems, Inc., 5.50%, 1/15/40	480,000	501
Hewlett-Packard Co., 2.125%, 9/13/15	915,000	904
International Business Machines Corp., 2.00%, 1/5/16	1,520,000	1,486

Total		3,339

Food Processors (0.2%)
Campbell Soup Co., 3.05%, 7/15/17	310,000	312
General Mills, Inc., 5.65%, 2/15/19	255,000	284
General Mills, Inc., 5.70%, 2/15/17	970,000	1,091
Kellogg Co., 4.00%, 12/15/20	1,140,000	1,124
Kellogg Co., 4.45%, 5/30/16	140,000	151
Kraft Foods, Inc., 6.125%, 2/1/18	410,000	468
Kraft Foods, Inc., 6.50%, 8/11/17	410,000	477

Total		3,907

Gas Pipelines (0.2%)
CenterPoint Energy Resources Corp., 6.125%, 11/1/17	140,000	156
DCP Midstream LLC, 5.35%, 3/15/20 144A	105,000	109
Energy Transfer Partners LP, 6.70%, 7/1/18	230,000	261

The Accompanying Notes are an Integral Part of the Financial Statements.

164	Balanced Portfolio

Balanced Portfolio

Investment Grade Segment (10.9%)	Shares/ $ Par	Value $ (000’s)

Gas Pipelines continued
Enterprise Products Operating LLC, 6.65%, 4/15/18	450,000	516
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20	695,000	722
Kinder Morgan Energy Partners LP, 5.95%, 2/15/18	125,000	138
Kinder Morgan Energy Partners LP, 6.50%, 2/1/37	280,000	289
Magellan Midstream Partners LP, 6.55%, 7/15/19	335,000	382
Plains All American Pipeline LP/PAA Finance Corp., 3.95%, 9/15/15	490,000	506
Plains All American Pipeline LP/PAA Finance Corp., 6.50%, 5/1/18	175,000	196
Southern Natural Gas Co., 5.90%, 4/1/17 144A	200,000	214
Tennessee Gas Pipeline Co., 7.50%, 4/1/17	200,000	230
Williams Partners LP, 5.25%, 3/15/20	135,000	140

Total		3,859

Health Care/Pharmaceuticals (0.2%)
Becton, Dickinson & Co., 3.25%, 11/12/20	455,000	427
Medco Health Solutions, Inc., 7.125%, 3/15/18	750,000	880
Merck & Co., 3.875%, 1/15/21	815,000	810
Merck & Co., 5.75%, 11/15/36	55,000	61
Pfizer, Inc., 5.35%, 3/15/15	370,000	416
Roche Holdings, Inc., 6.00%, 3/1/19 144A	1,155,000	1,343
Wyeth, 5.50%, 2/15/16	25,000	28
Wyeth, 5.95%, 4/1/37	630,000	697

Total		4,662

Independent Finance (0.1%)
General Electric Capital Corp., 5.375%, 10/20/16	1,000,000	1,085
General Electric Capital Corp., 5.625%, 5/1/18	1,735,000	1,892

Total		2,977

Information/Data Technology (0.1%)
Adobe Systems, Inc., 3.25%, 2/1/15	250,000	255
Oracle Corp., 3.875%, 7/15/20 144A	1,140,000	1,133
SAIC, Inc., 4.45%, 12/1/20 144A	385,000	385
SAIC, Inc., 5.95%, 12/1/40 144A	775,000	786
Symantec Corp., 2.75%, 9/15/15	345,000	337

Total		2,896

Life Insurance (0.2%)
MassMutual Global Funding II, 2.30%, 9/28/15 144A	850,000	829
MetLife, Inc., 6.75%, 6/1/16	190,000	220
MetLife, Inc., 6.817%, 8/15/18	80,000	93
Metropolitan Life Global Funding I, 2.50%, 9/29/15 144A	1,000,000	986
Prudential Financial, Inc., 3.625%, 9/17/12	130,000	135
Prudential Financial, Inc., 4.50%, 11/15/20	780,000	763
Prudential Financial, Inc., 5.375%, 6/21/20	250,000	261
Prudential Financial, Inc., 5.70%, 12/14/36	170,000	169
Teachers Insurance & Annuity Association-College Retirement Equity Fund, 6.85%, 12/16/39 144A	385,000	450

Total		3,906

Investment Grade Segment (10.9%)	Shares/ $ Par	Value $ (000’s)

Machinery (0.1%)
Caterpillar Financial Services Corp., 5.45%, 4/15/18	425,000	466
Caterpillar Financial Services Corp., 5.85%, 9/1/17	590,000	665
John Deere Capital Corp., 5.50%, 4/13/17	815,000	909

Total		2,040

Metals/Mining (0.2%)
Alcoa, Inc., 5.375%, 1/15/13	335,000	357
ArcelorMittal, 5.375%, 6/1/13	70,000	74
ArcelorMittal, 6.125%, 6/1/18	230,000	245
ArcelorMittal, 9.85%, 6/1/19	410,000	518
ArcelorMittal USA, Inc., 6.50%, 4/15/14	60,000	65
Barrick North America Finance LLC, 6.80%, 9/15/18	370,000	446
Freeport-McMoRan Copper & Gold, Inc., 8.25%, 4/1/15	125,000	132
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17	560,000	620
Rio Tinto Finance USA, Ltd., 1.875%, 11/2/15	520,000	501
Rio Tinto Finance USA, Ltd., 9.00%, 5/1/19	200,000	269
Southern Copper Corp., 5.375%, 4/16/20	60,000	61
Vale Overseas, Ltd., 5.625%, 9/15/19	360,000	383

Total		3,671

Natural Gas Distributors (0.0%)
NiSource Finance Corp., 6.40%, 3/15/18	210,000	233

Total		233

Oil and Gas (0.6%)
BP Capital Markets PLC, 4.50%, 10/1/20	1,030,000	1,028
BP Capital Markets PLC, 4.75%, 3/10/19	1,715,000	1,768
Canadian Natural Resources, Ltd., 5.85%, 2/1/35	90,000	94
Canadian Natural Resources, Ltd., 6.45%, 6/30/33	335,000	373
ConocoPhillips, 6.00%, 1/15/20	1,485,000	1,729
EnCana Corp., 6.50%, 8/15/34	230,000	251
EnCana Corp., 6.625%, 8/15/37	105,000	115
EOG Resources, Inc., 4.10%, 2/1/21	965,000	949
EOG Resources, Inc., 4.40%, 6/1/20	245,000	247
EOG Resources, Inc., 5.625%, 6/1/19	50,000	55
Hess Corp., 5.60%, 2/15/41	420,000	417
Husky Energy, Inc., 7.25%, 12/15/19	80,000	95
Marathon Oil Corp., 6.60%, 10/1/37	140,000	160
Nexen, Inc., 6.20%, 7/30/19	805,000	867
Occidental Petroleum Corp., 4.10%, 2/1/21	265,000	269
Occidental Petroleum Corp., 4.125%, 6/1/16	725,000	782
Pemex Project Funding Master Trust, 6.625%, 6/15/35	245,000	249
Petro-Canada, 5.95%, 5/15/35	820,000	842
Shell International Finance BV, 4.30%, 9/22/19	800,000	834
Suncor Energy, Inc., 6.50%, 6/15/38	415,000	461
Suncor Energy, Inc., 6.85%, 6/1/39	265,000	305
Talisman Energy, Inc., 3.75%, 2/1/21	700,000	658
Valero Energy Corp., 6.125%, 2/1/20	375,000	398
XTO Energy, Inc., 5.50%, 6/15/18	275,000	317
XTO Energy, Inc., 6.25%, 8/1/17	85,000	100

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	165

Balanced Portfolio

	Investment Grade Segment (10.9%)	Shares/ $ Par	Value $ (000’s)

	Oil and Gas continued
	XTO Energy, Inc., 6.50%, 12/15/18	540,000	661

	Total		14,024

	Other Finance (0.2%)
	American Express Co., 6.15%, 8/28/17	590,000	665
	American Express Credit Corp., 5.125%, 8/25/14	750,000	809
	CVS Pass-Through Trust, 5.773%, 1/10/33 144A	600,000	595
	The NASDAQ OMX Group, Inc., 5.55%, 1/15/20	820,000	828
	USAA Capital Corp., 2.24%, 3/30/12	1,050,000	1,069

	Total		3,966

	Other Holdings (1.2%)
(f)	Brazilian Government International Bond, 12.50%, 1/5/16	6,100,000	4,256
(f)	Canadian Treasury Bill, 0.00%, 2/3/11	6,895,000	6,908
(f)	Commonwealth of Australia, 0.00%, 1/21/11	4,800,000	4,894
(f)	Mexico Cetes, 0.00%, 1/27/11	11,293,000	9,124
(f)	Morgan Stanley, 10.00%, 4/8/12 144A	2,335,000	1,414

	Total		26,596

	Other Services (0.1%)
	American Tower Corp., 4.625%, 4/1/15	195,000	204
	American Tower Corp., 7.00%, 10/15/17	200,000	225
	CC Holdings GS V LLC/Crown Castle GS III Corp., 7.75%, 5/1/17 144A	1,095,000	1,196
	Republic Services, Inc., 5.25%, 11/15/21	425,000	448

	Total		2,073

	Railroads (0.2%)
	Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	790,000	756
	Burlington Northern Santa Fe LLC, 5.75%, 5/1/40	815,000	843
	Burlington Northern Santa Fe LLC, 6.15%, 5/1/37	45,000	49
	Canadian National Railway Co., 5.85%, 11/15/17	140,000	158
	Canadian Pacific Railway Co., 4.45%, 3/15/23	360,000	348
	CSX Corp., 5.60%, 5/1/17	490,000	536
	Norfolk Southern Corp., 5.257%, 9/17/14	460,000	507
	Norfolk Southern Corp., 5.64%, 5/17/29	815,000	852
	Norfolk Southern Corp., 5.75%, 1/15/16	385,000	433
	Union Pacific Corp., 4.00%, 2/1/21	245,000	242

	Total		4,724

	Real Estate Investment Trusts (0.3%)
	AvalonBay Communities, Inc., 5.70%, 3/15/17	605,000	667
	BRE Properties, Inc., 5.20%, 3/15/21	1,070,000	1,080
	BRE Properties, Inc., 5.50%, 3/15/17	420,000	446
	CommonWealth REIT, 5.75%, 11/1/15	1,225,000	1,275
	CommonWealth REIT, 5.875%, 9/15/20	630,000	606
	ERP Operating LP, 4.75%, 7/15/20	730,000	736
	ERP Operating LP, 5.125%, 3/15/16	400,000	431
	ERP Operating LP, 5.75%, 6/15/17	90,000	99
	HCP, Inc., 6.00%, 1/30/17	400,000	418
	HCP, Inc., 6.70%, 1/30/18	200,000	215
	Vornado Realty LP, 4.25%, 4/1/15	1,455,000	1,469
	WEA Finance LLC, 7.125%, 4/15/18 144A	360,000	414

Investment Grade Segment (10.9%)	Shares/ $ Par	Value $ (000’s)

Real Estate Investment Trusts continued
WEA Finance LLC / WT Finance Aust Pty, Ltd., 7.50%, 6/2/14 144A	65,000	74

Total		7,930

Restaurants (0.1%)
Darden Restaurants, Inc., 6.20%, 10/15/17	360,000	397
Darden Restaurants, Inc., 6.80%, 10/15/37	945,000	1,024

Total		1,421

Retail Food and Drug (0.1%)
CVS Caremark Corp., 6.25%, 6/1/27	715,000	786
Delhaize Group, 6.50%, 6/15/17	770,000	873

Total		1,659

Retail Stores (0.3%)
AutoZone, Inc., 7.125%, 8/1/18	130,000	151
The Home Depot, Inc., 5.875%, 12/16/36	525,000	546
Lowe’s Cos., Inc., 3.75%, 4/15/21	1,120,000	1,083
Lowe’s Cos., Inc., 5.80%, 4/15/40	290,000	307
Nordstrom, Inc., 6.25%, 1/15/18	225,000	253
Nordstrom, Inc., 7.00%, 1/15/38	265,000	300
Target Corp., 6.50%, 10/15/37	470,000	548
Wal-Mart Stores, Inc., 3.25%, 10/25/20	930,000	874
Wal-Mart Stores, Inc., 3.625%, 7/8/20	250,000	244
Wal-Mart Stores, Inc., 4.875%, 7/8/40	1,710,000	1,629
Wal-Mart Stores, Inc., 5.00%, 10/25/40	490,000	476

Total		6,411

Telecommunications (0.5%)
America Movil SAB de CV, 5.00%, 3/30/20	1,010,000	1,050
AT&T Corp., 8.00%, 11/15/31	380,000	478
AT&T Mobility LLC, 7.125%, 12/15/31	2,740,000	3,213
AT&T, Inc., 2.50%, 8/15/15	270,000	269
AT&T, Inc., 6.30%, 1/15/38	2,375,000	2,505
Qwest Corp., 6.50%, 6/1/17	595,000	646
Qwest Corp., 8.375%, 5/1/16	115,000	136
Rogers Communications, Inc., 6.375%, 3/1/14	875,000	983
Telefonica Emisiones SAU, 5.877%, 7/15/19	555,000	567
Verizon Communications, Inc., 5.85%, 9/15/35	1,425,000	1,474
Verizon Communications, Inc., 6.25%, 4/1/37	400,000	427
Verizon Communications, Inc., 6.35%, 4/1/19	770,000	889

Total		12,637

Tobacco (0.1%)
Altria Group, Inc., 9.95%, 11/10/38	940,000	1,324
Lorillard Tobacco Co., 8.125%, 6/23/19	565,000	629

Total		1,953

Transportation Services (0.0%)
United Parcel Service, Inc., 3.125%, 1/15/21	685,000	636

Total		636

Total Investment Grade Segment (Cost: $243,754)		249,319

The Accompanying Notes are an Integral Part of the Financial Statements.

166	Balanced Portfolio

Balanced Portfolio

	Governments (12.8%)	Shares/ $ Par	Value $ (000’s)

	Governments (12.8%)
	Israel Government AID Bond, 0.00%, 11/15/22	11,600,000	6,945
	Israel Government AID Bond, 0.00%, 11/15/23	11,500,000	6,475
	Israel Government AID Bond, 5.50%, 4/26/24	9,840,000	11,238
	Overseas Private Investment, 4.10%, 11/15/14	1,738,880	1,851
(e)	Tennesse Valley Authority Stripped, 0.00%, 4/15/42	6,100,000	6,322
	US Department of Housing & Urban Development, 6.17%, 8/1/14	14,981,000	16,227
	US Treasury, 0.50%, 11/15/13	325,000	321
	US Treasury, 0.625%, 6/30/12	4,990,000	5,005
	US Treasury, 0.875%, 2/29/12	84,571,000	85,063
	US Treasury, 1.00%, 3/31/12	5,500,000	5,542
	US Treasury, 1.25%, 9/30/15	390,000	378
	US Treasury, 1.25%, 10/31/15	2,050,000	1,984
	US Treasury, 1.25%, 8/31/15	700,000	681
(g)	US Treasury, 1.375%, 11/30/15	7,105,000	6,905
(g)	US Treasury, 2.50%, 3/31/15	32,172,000	33,301
(g)	US Treasury, 2.625%, 8/15/20	17,400,000	16,496
	US Treasury, 2.625%, 11/15/20	5,590,000	5,273
	US Treasury, 2.75%, 2/15/19	14,332,000	14,147
	US Treasury, 3.00%, 9/30/16	21,134,000	21,918
	US Treasury, 3.25%, 3/31/17	225,000	235
	US Treasury, 3.50%, 5/15/20	1,917,000	1,964
(g)	US Treasury, 3.625%, 2/15/20	17,065,000	17,710
	US Treasury, 3.875%, 8/15/40	10,430,000	9,607
	US Treasury, 4.375%, 5/15/40	790,000	794
	US Treasury, 4.625%, 2/15/40	5,100,000	5,342
	US Treasury Inflation Index Bond, 2.00%, 4/15/12	5,984,857	6,202
	US Treasury Inflation Index Bond, 2.625%, 7/15/17	5,574,780	6,344

	Total Governments (Cost: $286,359)		294,270

	Municipal Bonds (0.5%)

	Municipal Bonds (0.5%)
	American Municipal Power, Inc., Series 2010, 5.939%, 2/15/47 RB	1,312,000	1,193
	Board of Regents of the University of Texas System, Series 2010C, 4.794%, 8/15/46 RB	1,040,000	940
	Board of Regents of the University of Texas System, Series 2009B, 6.276%, 8/15/41 RB	400,000	414
	The City of New York, Series C-1, 5.517%, 10/1/37 GO	590,000	546
	Connecticut Housing Finance Authority, Series D-2, 5.00%, 11/15/26 RB	760,000	768
	Dallas Area Rapid Transit, Series 2010B, 5.022%, 12/1/48 RB	1,185,000	1,048
	Dallas Independent School District, Series 2010C, 6.45%, 2/15/35 GO, PSF	1,170,000	1,220
	Dormitory Authority of the State of New York, Series 2010H, 5.389%, 3/15/40 RB	200,000	187

Municipal Bonds (0.5%)	Shares/ $ Par	Value $ (000’s)

Municipal Bonds continued
Metropolitan Transportation Authority, Series 2010C-1, 6.687%, 11/15/40 RB	203,000	203
Metropolitan Transportation Authority, Series 2009C, 7.336%, 11/15/39 RB	415,000	458
Montana Facility Finance Authority, Series 2010A, 4.75%, 5/20/37 RB, GNMA, FHA	2,550,000	2,302
New York City Municipal Water Finance Authority, Series AA, 5.44%, 6/15/43 RB	432,000	407
New York City Municipal Water Finance Authority, Series AA-1, 5.75%, 6/15/41 RB	115,000	114
State of California, Series 2010, 7.60%, 11/1/40 GO	370,000	385
Texas Transportation Commission, Series 2010A, 4.681%, 4/1/40 GO	355,000	323
University of California Regents Medical Center, Series H, 6.548%, 5/15/48 RB	820,000	800

Total Municipal Bonds (Cost: $11,991)		11,308

Structured Products (12.9%)

Structured Products (12.9%)
AEP Texas Central Transition Funding LLC, Series 2006-A, Class A5, 5.306%, 7/1/21	22,665,000	25,360
Asset Securitization Corp., Series 1997-D5, Class PS1, 1.386%, 2/14/43 IO	32,228,240	822
Banc of America Alternative Loan Trust, Series 2006-3, Class 1CB1, 6.00%, 4/25/36	1,608,420	1,184
Banc of America Alternative Loan Trust, Series 2006-4, Class 4CB1, 6.50%, 5/25/46	1,922,989	1,375
Banc of America Funding Corp., Series 2007-1, Class TA1A, 0.321%, 1/25/37	1,082,255	523
Banc of America Funding Corp., Series 2007-4, Class TA1A, 0.351%, 5/25/37	1,437,928	1,301
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.698%, 12/10/49	6,462,000	6,908
Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 2CB1, 5.50%, 8/25/34	607,926	613
Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 4/25/35	635,946	635
Credit Suisse Mortgage Capital Certificates, Series 2009-RR1, Class A3A, 5.383%, 2/15/40 144A	1,125,000	1,169
Credit Suisse Mortgage Capital Certificates, Series 2007-5, Class 3A19, 6.00%, 8/25/37	2,408,252	2,142

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	167

Balanced Portfolio

Structured Products (12.9%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Credit Suisse Mortgage Capital Certificates, Series 2007-5, Class 3A9, 6.00%, 8/25/37	1,795,043	1,600
DLJ Commercial Mortgage Corp., Series 1998-CF1, Class S, 0.878%, 2/15/31 IO	20,683,029	662
DLJ Mortgage Acceptance Corp., Series 1997-CF2, Class S, 0.542%, 10/15/30 IO 144A	1,094,271	28
FDIC Structured Sale Guaranteed Notes, Series 2010-S2, Class 2A, 2.57%, 7/29/47 144A	5,709,968	5,767
Federal Home Loan Mortgage Corp., Series K009, Class X1, 1.522%, 8/25/20 IO	17,498,636	1,620
Federal Home Loan Mortgage Corp., Series K009, Class A2, 3.808%, 8/25/20	4,300,000	4,227
Federal Home Loan Mortgage Corp., 4.00%, 10/1/20	1,183,353	1,224
Federal Home Loan Mortgage Corp., 4.50%, 5/1/19	1,495,694	1,579
Federal Home Loan Mortgage Corp., Series 3065, Class TN, 4.50%, 10/15/33	1,430,724	1,511
Federal Home Loan Mortgage Corp., Series 3248, Class LN, 4.50%, 7/15/35	9,532,541	9,967
Federal Home Loan Mortgage Corp., 4.50%, 2/1/39	940,000	964
Federal Home Loan Mortgage Corp., 5.00%, 10/1/19	700,519	747
Federal Home Loan Mortgage Corp., 5.00%, 2/1/20	473,533	507
Federal Home Loan Mortgage Corp., 5.00%, 5/1/20	1,781,249	1,906
Federal Home Loan Mortgage Corp., 5.00%, 11/1/35	12,760,238	13,582
Federal Home Loan Mortgage Corp., 5.00%, 12/1/35	10,839,059	11,442
Federal Home Loan Mortgage Corp., 5.00%, 8/1/39	1,286,098	1,358
Federal Home Loan Mortgage Corp., 5.50%, 9/1/19	565,103	609
Federal Home Loan Mortgage Corp., 5.50%, 11/1/19	1,168,792	1,264
Federal Home Loan Mortgage Corp., 5.50%, 12/1/19	265,263	287
Federal Home Loan Mortgage Corp., 5.50%, 3/1/20	1,631,210	1,765
Federal Home Loan Mortgage Corp., 5.50%, 6/1/35	2,567,053	2,752
Federal Home Loan Mortgage Corp., Series K001, Class A2, 5.651%, 4/25/16	5,322,855	5,921

Structured Products (12.9%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal Home Loan Mortgage Corp., Series 2840, Class LK, 6.00%, 11/15/17	2,335,431	2,444
Federal Home Loan Mortgage Corp., Series 2439, Class LH, 6.00%, 4/15/32	1,407,625	1,544
Federal Home Loan Mortgage Corp., 6.00%, 10/1/37	6,134,466	6,652
Federal Home Loan Mortgage Corp., 6.50%, 4/1/11	14,144	14
Federal Home Loan Mortgage Corp. TBA, 4.00%, 1/1/41	12,700,000	12,607
Federal National Mortgage Association, 4.00%, 6/1/19	778,347	812
Federal National Mortgage Association, 4.50%, 6/1/19	6,349,696	6,739
Federal National Mortgage Association, 4.50%, 12/1/19	629,802	668
Federal National Mortgage Association, 4.50%, 6/1/23	1,107,510	1,163
Federal National Mortgage Association, 4.50%, 9/1/24	2,816,226	2,954
Federal National Mortgage Association, 5.00%, 3/1/20	2,144,562	2,305
Federal National Mortgage Association, 5.00%, 4/1/20	815,601	877
Federal National Mortgage Association, 5.00%, 5/1/20	3,219,229	3,450
Federal National Mortgage Association, 5.00%, 4/1/35	2,555,135	2,726
Federal National Mortgage Association, 5.00%, 7/1/35	3,699,089	3,947
Federal National Mortgage Association, 5.00%, 10/1/35	1,450,299	1,547
Federal National Mortgage Association, 5.32%, 4/1/14	2,536,353	2,747
Federal National Mortgage Association, Series 2006- M1, Class C, 5.355%, 2/25/16	10,762,000	11,737
Federal National Mortgage Association, 5.38%, 1/1/17	2,848,000	3,098
Federal National Mortgage Association, 5.50%, 4/1/21	1,293,593	1,401
Federal National Mortgage Association, 5.50%, 3/1/35	6,238,383	6,756
Federal National Mortgage Association, 5.50%, 9/1/35	7,472,739	8,053
Federal National Mortgage Association, 5.50%, 11/1/35	9,405,062	10,135
Federal National Mortgage Association, 6.00%, 5/1/35	311,233	340
Federal National Mortgage Association, 6.00%, 6/1/35	759,813	829
Federal National Mortgage Association, 6.00%, 7/1/35	4,375,805	4,776

The Accompanying Notes are an Integral Part of the Financial Statements.

168	Balanced Portfolio

Balanced Portfolio

Structured Products (12.9%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 6.00%, 10/1/35	653,733	713
Federal National Mortgage Association, 6.00%, 11/1/35	4,888,649	5,359
Federal National Mortgage Association, 6.00%, 9/1/36	2,180,086	2,390
Federal National Mortgage Association, 6.00%, 3/1/38	893,194	977
Federal National Mortgage Association, Series 2002-W4, Class A4, 6.25%, 5/25/42	5,150,507	5,917
Federal National Mortgage Association, 6.50%, 7/1/37	6,888,787	7,681
Federal National Mortgage Association, 6.75%, 4/25/18	1,139,568	1,220
Final Maturity Amortizing Notes, Series 2004-1, Class 1, 4.45%, 8/25/12	4,930,416	5,061
First Union National Bank Commercial Mortgage Trust, Series 1999-C4, Class E, 7.713%, 12/15/31 144A	1,098,084	1,099
Ford Credit Auto Owner Trust, Series 2009-E, Class D, 5.53%, 5/15/16 144A	4,200,000	4,412
Ford Credit Auto Owner Trust, Series 2009-D, Class D, 8.14%, 2/15/16 144A	4,200,000	4,690
Goldman Sachs Mortgage Securities Corp. II, Series 2009-RR, Class CSA, 5.286%, 12/17/39 144A	500,000	485
Goldman Sachs Mortgage Securities Corp. II, Series 2009-RR1, Class GGA, 5.858%, 7/12/38 144A	400,000	434
Government National Mortgage Association, 5.00%, 7/15/33	1,407,059	1,502
Government National Mortgage Association, 5.50%, 1/15/32	95,428	104
Government National Mortgage Association, 5.50%, 2/15/32	1,044,907	1,136
Government National Mortgage Association, 5.50%, 9/15/32	31,272	34
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, 4.799%, 8/10/42	198,000	209
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2009-RR1, Class A4A, 5.653%, 3/18/51 144A	9,095,000	9,504
LB-UBS Commercial Mortgage Trust, Series 2001-WM, Class A2, 6.53%, 7/14/16 144A	385,000	386

Structured Products (12.9%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
LB-UBS Commercial Mortgage Trust, Series 2001-WM, Class F, 7.272%, 7/14/16 144A	2,283,000	2,287
Louisiana Public Facilities Authority, Series 2008, Class A2, 5.75%, 2/1/19	536,000	601
Louisiana Public Facilities Authority, Series 2008, Class A3, 6.55%, 8/1/20	2,250,000	2,631
MASTR Asset Securitization Trust, Series 2003-10, Class 1A1, 5.25%, 11/25/23	679,041	697
MASTR Asset Securitization Trust, Series 2003-12, Class 1A1, 5.25%, 12/25/24	597,786	619
Merrill Lynch Alternative Note Asset Trust, Series 2007-A1, Class A2A, 0.331%, 1/25/37	2,412,791	955
Morgan Stanley Reremic Trust, Series 2009-GG10, Class A4A, 5.807%, 8/12/45 144A	8,919,000	9,537
Residential Funding Mortgage Securities I, Inc., Series 2003-S18, Class A1, 4.50%, 10/25/18	311,082	316
RMF Commercial Mortgage Pass-Through Certificates, Series 1997-1, Class F, 7.471%, 1/15/19 144A	381,619	305
TBW Mortgage Backed Pass Through Certificates, Series 2007-1, Class A1, 0.351%, 3/25/37	1,383,375	1,291
Thornburg Mortgage Securities Trust, Series 2007-1, Class A1, 0.371%, 3/25/37	1,507,733	1,460
Thornburg Mortgage Securities Trust, Series 2006-5, Class A1, 0.381%, 10/25/46	2,108,607	2,089
Thornburg Mortgage Securities Trust, Series 2007-2, Class A3A, 0.383%, 6/25/37	2,567,179	2,526
Washington Mutual Alternative Mortgage Pass-Through Certficates, Series 2006-6, Class 4A, 6.791%, 11/25/34	840,436	775
Washington Mutual Commercial Mortgage Securities Trust, Series 2003-C1A, Class A, 3.83%, 1/25/35 144A	506,658	511
Wells Fargo Mortgage Backed Securities, Series 2003-12, Class A1, 4.75%, 11/25/18	94,188	97
Wells Fargo Mortgage Backed Securities Trust, Series 2005-1, Class 2A1, 5.00%, 1/25/20	526,513	532

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	169

Balanced Portfolio

	Structured Products (12.9%)	Shares/ $ Par	Value $ (000’s)

	Structured Products continued
	Wells Fargo Mortgage Backed Securities Trust, Series 2005-11, Class 1A1, 5.50%, 11/25/35	2,922,591	2,804

	Total Structured Products (Cost: $280,353)		296,988

	Below Investment Grade Segment (7.4%)

	Aerospace/Defense (0.3%)
	AWAS Aviation Capital, Ltd., 7.00%, 10/15/16 144A	2,385,000	2,364
	BE Aerospace, Inc., 6.875%, 10/1/20	295,000	305
	Bombardier, Inc., 7.75%, 3/15/20 144A	580,000	625
	Colt Defense LLC/Colt Finance Corp., 8.75%, 11/15/17 144A	400,000	296
	DynCorp International, Inc., 10.375%, 7/1/17 144A	215,000	220
(c)	Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co., 8.875%, 4/1/15	445,125	337
	Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co., 9.75%, 4/1/17	465,000	264
	L-3 Communications Corp., 6.375%, 10/15/15	2,040,000	2,101
	Triumph Group, Inc., 8.625%, 7/15/18	290,000	317

	Total		6,829

	Autos/Vehicle Parts (0.3%)
	American Axle & Manufacturing Holdings, Inc., 9.25%, 1/15/17 144A	400,000	447
	American Axle & Manufacturing, Inc., 7.875%, 3/1/17	398,000	407
	Cooper-Standard Automotive, Inc., 8.50%, 5/1/18 144A	290,000	307
	Ford Motor Co., 7.45%, 7/16/31	580,000	621
	Ford Motor Credit Co. LLC, 8.00%, 12/15/16	560,000	626
	Ford Motor Credit Co. LLC, 8.125%, 1/15/20	1,035,000	1,204
	The Goodyear Tire & Rubber Co., 8.25%, 8/15/20	395,000	409
	The Goodyear Tire & Rubber Co., 10.50%, 5/15/16	490,000	559
	Lear Corp., 8.125%, 3/15/20	350,000	381
(d)	Motors Liquidation Co., 7.20%, 1/15/11	200,000	67
(d)	Motors Liquidation Co., 8.375%, 7/15/33	1,840,000	658
	Navistar International Corp., 8.25%, 11/1/21	300,000	322
	Oshkosh Corp., 8.25%, 3/1/17	55,000	60
	Pinafore LLC/Pinafore, Inc., 9.00%, 10/1/18 144A	145,000	157
	Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc., 10.625%, 9/1/17 144A	555,000	597

	Total		6,822

	Basic Materials (0.7%)
	ABI Escrow Corp., 10.25%, 10/15/18 144A	590,000	646
	AK Steel Corp., 7.625%, 5/15/20	200,000	201
	Arch Coal, Inc., 8.75%, 8/1/16	365,000	398
	Ardagh Packaging Finance PLC, 7.375%, 10/15/17 144A	205,000	211

Below Investment Grade Segment (7.4%)	Shares/ $ Par	Value $ (000’s)

Basic Materials continued
Ardagh Packaging Finance PLC, 9.125%, 10/15/20 144A	205,000	213
Ball Corp., 5.75%, 5/15/21	855,000	827
Berry Plastics Corp., 8.25%, 11/15/15	330,000	350
Berry Plastics Corp., 9.50%, 5/15/18	290,000	291
Boise Paper Holdings LLC/Boise Finance Co., 9.00%, 11/1/17	245,000	268
Boise Paper Holdings LLC/Bosie Co-Issuer Co., 8.00%, 4/1/20	290,000	310
Cascades, Inc., 7.875%, 1/15/20	400,000	418
Celanese US Holdings LLC, 6.625%, 10/15/18 144A	120,000	124
Chemtura Corp., 7.875%, 9/1/18 144A	295,000	313
Clearwater Paper Corp., 7.125%, 11/1/18 144A	60,000	62
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.25%, 12/15/17	200,000	215
CONSOL Energy, Inc., 8.00%, 4/1/17 144A	725,000	772
CONSOL Energy, Inc., 8.25%, 4/1/20 144A	360,000	389
Essar Steel Algoma, Inc., 9.375%, 3/15/15 144A	395,000	397
FMG Resources Property, Ltd., 7.00%, 11/1/15 144A	590,000	605
Graham Packaging Co. LP/GPC Capital Corp. I, 8.25%, 1/1/17	335,000	348
Graham Packaging Co. LP/GPC Capital Corp. I, 8.25%, 10/1/18	145,000	152
Graphic Packaging International, Inc., 7.875%, 10/1/18	90,000	94
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18	585,000	625
Huntsman International LLC, 8.625%, 3/15/20	145,000	158
Huntsman International LLC, 8.625%, 3/15/21 144A	145,000	157
LBI Escrow Corp., 8.00%, 11/1/17 144A	392,000	434
Mercer International, Inc., 9.50%, 12/1/17 144A	265,000	272
Momentive Performance Materials, Inc., 9.00%, 1/15/21 144A	295,000	311
Murray Energy Corp., 10.25%, 10/15/15 144A	300,000	315
NewPage Corp., 10.00%, 5/1/12	795,000	453
NewPage Corp., 11.375%, 12/31/14	990,000	931
Novelis, Inc., 7.25%, 2/15/15	534,000	548
Omnova Solutions, Inc., 7.875%, 11/1/18 144A	145,000	146
Patriot Coal Corp., 8.25%, 4/30/18	370,000	377
PolyOne Corp., 7.375%, 9/15/20	90,000	93
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 7.125%, 4/15/19 144A	720,000	733
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 7.75%, 10/15/16 144A	445,000	471
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 9.00%, 4/15/19 144A	295,000	306
Severstal Columbus LLC, 10.25%, 2/15/18 144A	435,000	459

The Accompanying Notes are an Integral Part of the Financial Statements.

170	Balanced Portfolio

Balanced Portfolio

Below Investment Grade Segment (7.4%)	Shares/ $ Par	Value $ (000’s)

Basic Materials continued
Steel Dynamics, Inc., 7.625%, 3/15/20 144A	175,000	187
TPC Group LLC, 8.25%, 10/1/17 144A	235,000	246
United States Steel Corp., 7.375%, 4/1/20	435,000	446
Verso Paper Holdings LLC/Verso Paper, Inc., 9.125%, 8/1/14	415,000	427
Vertellus Specialties, Inc., 9.375%, 10/1/15 144A	120,000	127

Total		15,826

Builders/Building Materials (0.2%)
Associated Materials LLC, 9.125%, 11/1/17 144A	295,000	308
Cemex Finance LLC, 9.50%, 12/14/16 144A	260,000	268
Headwaters, Inc., 11.375%, 11/1/14	165,000	181
Interline Brands, Inc., 7.00%, 11/15/18 144A	90,000	91
KB Home, 7.25%, 6/15/18	290,000	276
KB Home, 9.10%, 9/15/17	340,000	360
Lennar Corp., 6.95%, 6/1/18	780,000	741
Standard Pacific Corp., 8.375%, 5/15/18 144A	295,000	295
Texas Industries, Inc., 9.25%, 8/15/20 144A	295,000	314
Tutor Perini Corp., 7.625%, 11/1/18 144A	350,000	352
USG Corp., 8.375%, 10/15/18 144A	90,000	88

Total		3,274

Capital Goods (0.1%)
Ashtead Capital, Inc., 9.00%, 8/15/16 144A	110,000	115
Case New Holland, Inc., 7.875%, 12/1/17 144A	485,000	530
The Manitowoc Co., Inc., 8.50%, 11/1/20	355,000	377
The Manitowoc Co., Inc., 9.50%, 2/15/18	195,000	214
RSC Equipment Rental, Inc./RSC Holdings III LLC, 9.50%, 12/1/14	405,000	425
RSC Equipment Rental, Inc./RSC Holdings III LLC, 10.00%, 7/15/17 144A	460,000	517
SPX Corp., 6.875%, 9/1/17 144A	295,000	313
United Rentals North America, Inc., 10.875%, 6/15/16	440,000	503

Total		2,994

Consumer Products/Retailing (0.4%)
American Achievement Corp., 10.875%, 4/15/16 144A	145,000	149
Education Management LLC/Education Management Finance Corp., 8.75%, 6/1/14	195,000	200
Hanesbrands, Inc., 6.375%, 12/15/20 144A	295,000	280
Hanesbrands, Inc., 8.00%, 12/15/16	170,000	182
J.C. Penney Corp., Inc., 5.75%, 2/15/18	770,000	759
J.C. Penney Corp., Inc., 7.40%, 4/1/37	385,000	366
Levi Strauss & Co., 7.625%, 5/15/20	290,000	299
Limited Brands, Inc., 8.50%, 6/15/19	490,000	560
Macy’s Retail Holdings, Inc., 5.90%, 12/1/16	770,000	822
Macy’s Retail Holdings, Inc., 6.70%, 7/15/34	580,000	569
The Neiman Marcus Group, Inc., 10.375%, 10/15/15	325,000	343

Below Investment Grade Segment (7.4%)	Shares/ $ Par	Value $ (000’s)

Consumer Products/Retailing continued
Phillips-Van Heusen Corp., 7.375%, 5/15/20	145,000	154
Rent-A-Center, Inc., 6.625%, 11/15/20 144A	120,000	119
Revlon Consumer Products Corp., 9.75%, 11/15/15	335,000	354
Rite Aid Corp., 9.375%, 12/15/15	325,000	279
Rite Aid Corp., 10.25%, 10/15/19	135,000	140
Rite Aid Corp., 10.375%, 7/15/16	255,000	265
Sears Holdings Corp., 6.625%, 10/15/18 144A	1,205,000	1,124
Spectrum Brands Holdings, Inc., 9.50%, 6/15/18 144A	290,000	319
SUPERVALU, Inc., 7.50%, 11/15/14	285,000	275
SUPERVALU, Inc., 8.00%, 5/1/16	925,000	886
Tops holding Corp./Tops Markets LLC, 10.125%, 10/15/15	220,000	226
Toys R US Property Co. I LLC, 10.75%, 7/15/17	395,000	450
Toys R US Property Co. II LLC, 8.50%, 12/1/17	405,000	435
Toys R US, Inc.-Delaware, Inc., 7.375%, 9/1/16 144A	220,000	231
Visant Corp., 10.00%, 10/1/17 144A	295,000	314

Total		10,100

Energy (1.1%)
ATP Oil & Gas Corp., 11.875%, 5/1/15 144A	435,000	411
Basic Energy Services, Inc., 11.625%, 8/1/14	165,000	183
Berry Petroleum Co., 6.75%, 11/1/20	205,000	206
Carrizo Oil & Gas, Inc., 8.625%, 10/15/18 144A	205,000	211
Chesapeake Energy Corp., 6.625%, 8/15/20	335,000	330
Chesapeake Energy Corp., 6.875%, 8/15/18	295,000	299
Chesapeake Energy Corp., 7.25%, 12/15/18	420,000	435
Chesapeake Energy Corp., 9.50%, 2/15/15	330,000	372
Cimarex Energy Co., 7.125%, 5/1/17	585,000	607
CITGO Petroleum Corp., 11.50%, 7/1/17 144A	270,000	302
Coffeyville Resources LLC/Coffeyville Finance, Inc., 9.00%, 4/1/15 144A	130,000	139
Compagnie Generale de Geophysique-Veritas, 9.50%, 5/15/16	435,000	474
Concho Resources, Inc., 7.00%, 1/15/21	295,000	302
Connacher Oil and Gas, Ltd., 10.25%, 12/15/15 144A	450,000	452
Continental Resources, Inc., 7.375%, 10/1/20	160,000	170
Crosstex Energy LP/Crosstex Energy Finance Corp., 8.875%, 2/15/18	380,000	407
Denbury Resources, Inc., 8.25%, 2/15/20	348,000	378
El Paso Corp., 7.00%, 6/15/17	515,000	544
El Paso Corp., 7.25%, 6/1/18	460,000	492
El Paso Corp., 7.75%, 1/15/32	670,000	666
El Paso Pipeline Partners Operating Co. LLC, 4.10%, 11/15/15	1,365,000	1,351
Energy Transfer Equity LP, 7.50%, 10/15/20	490,000	505
EXCO Resources, Inc., 7.50%, 9/15/18	295,000	289

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	171

Balanced Portfolio

Below Investment Grade Segment (7.4%)	Shares/ $ Par	Value $ (000’s)

Energy continued
Exterran Holdings, Inc., 7.25%, 12/1/18 144A	355,000	353
Ferrellgas Partners LP, 6.50%, 5/1/21 144A	295,000	288
Forest Oil Corp., 7.25%, 6/15/19	640,000	650
Harvest Operations Corp., 6.875%, 10/1/17 144A	145,000	149
Helix Energy Solutions Group, Inc., 9.50%, 1/15/16 144A	680,000	699
Hilcorp Energy I LP/Hilcorp Finance Co., 7.625%, 4/15/21 144A	195,000	201
Hilcorp Energy I LP/Hilcorp Finance Co., 8.00%, 2/15/20 144A	435,000	461
Key Energy Services, Inc., 8.375%, 12/1/14	400,000	422
Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18 144A	1,305,000	1,282
Linn Energy LLC, 9.875%, 7/1/18	380,000	416
Linn Energy LLC/Linn Energy Finance Corp., 8.625%, 4/15/20 144A	295,000	318
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.75%, 11/1/20	295,000	295
Martin Midstream Partners LP/Martin Midstream Finance Corp., 8.875%, 4/1/18	145,000	149
McJunkin Red Man Corp., 9.50%, 12/15/16 144A	650,000	614
Midcontinent Express Pipeline LLC, 5.45%, 9/15/14 144A	835,000	892
Newfield Exploration Co., 6.875%, 2/1/20	390,000	411
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC, 8.875%, 3/15/18 144A	725,000	776
Offshore Group Investments, Ltd., 11.50%, 8/1/15 144A	220,000	239
OPTI Canada, Inc., 7.875%, 12/15/14	290,000	205
OPTI Canada, Inc., 8.25%, 12/15/14	395,000	281
Petrohawk Energy Corp., 7.25%, 8/15/18	440,000	444
Petrohawk Energy Corp., 7.875%, 6/1/15	300,000	312
Petrohawk Energy Corp., 10.50%, 8/1/14	185,000	211
Plains Exploration & Production Co., 7.00%, 3/15/17	500,000	514
Plains Exploration & Production Co., 7.625%, 6/1/18	230,000	242
Plains Exploration & Production Co., 7.75%, 6/15/15	315,000	328
Plains Exploration & Production Co., 8.625%, 10/15/19	365,000	400
QEP Resources, Inc., 6.875%, 3/1/21	735,000	772
Range Resources Corp., 6.75%, 8/1/20	195,000	201
Range Resources Corp., 7.25%, 5/1/18	85,000	90
Regency Energy Partners LP/Regency Energy Finance Corp., 6.875%, 12/1/18	145,000	147
Rosetta Resources, Inc., 9.50%, 4/15/18	290,000	313
Sabine Pass LNG LP, 7.50%, 11/30/16	385,000	361
SandRidge Energy, Inc., 8.00%, 6/1/18 144A	260,000	264
SandRidge Energy, Inc., 8.75%, 1/15/20	220,000	226
SandRidge Energy, Inc., 9.875%, 5/15/16 144A	435,000	460
Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.375%, 3/15/20	175,000	187
Swift Energy Co., 8.875%, 1/15/20	445,000	482

	Below Investment Grade Segment (7.4%)	Shares/ $ Par	Value $ (000’s)

	Energy continued
	Trinidad Drilling, Ltd., 7.875%, 1/15/19 144A	440,000	444
	W&T Offshore, Inc., 8.25%, 6/15/14 144A	620,000	603
	Whiting Petroleum Corp., 6.50%, 10/1/18	120,000	121

	Total		25,748

	Financials (0.6%)
	Aircastle, Ltd., 9.75%, 8/1/18	120,000	131
	Ally Financial, Inc., 7.50%, 9/15/20 144A	440,000	461
	Ally Financial, Inc., 8.00%, 3/15/20	970,000	1,060
	Ally Financial, Inc., 8.00%, 11/1/31	949,000	1,019
	Ally Financial, Inc., 8.30%, 2/12/15	580,000	638
	American General Finance Corp., 5.40%, 12/1/15	385,000	304
(c)	BWAY Parent Co., Inc., 10.125%, 11/1/15 144A	145,000	146
	CIT Group, Inc., 7.00%, 5/1/16	680,000	683
	CIT Group, Inc., 7.00%, 5/1/17	1,060,000	1,063
	Crum & Forster Holdings Corp., 7.75%, 5/1/17	562,000	584
	E*TRADE Financial Corp., 0.00%, 8/31/19	700,000	1,083
	E*TRADE Financial Corp., 7.875%, 12/1/15	755,000	749
	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 7.75%, 1/15/16 144A	195,000	194
	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 1/15/18	450,000	450
	International Lease Finance Corp., 6.375%, 3/25/13	195,000	200
	International Lease Finance Corp., 7.125%, 9/1/18 144A	1,405,000	1,493
	International Lease Finance Corp., 8.625%, 9/15/15 144A	580,000	624
	International Lease Finance Corp., 8.75%, 3/15/17 144A	1,190,000	1,276
	International Lease Finance Corp., 8.875%, 9/1/17	440,000	475
(d)	Lehman Brothers Holdings, Inc., 5.50%, 4/4/16	490,000	113
	Regions Financial Corp., 7.75%, 11/10/14	395,000	411
	SLM Corp., 5.375%, 1/15/13	80,000	82
	SLM Corp., 5.375%, 5/15/14	520,000	523
	SLM Corp., 8.00%, 3/25/20	450,000	456
	SLM Corp., 8.45%, 6/15/18	470,000	489
(d)	Washington Mutual Bank, 6.75%, 5/20/36	580,000	1
(d)	Washington Mutual Bank, 6.875%, 6/15/11	1,115,000	1

	Total		14,709

	Foods (0.2%)
	Bumble Bee Acquisition Corp., 9.00%, 12/15/17 144A	440,000	458
	Constellation Brands, Inc., 7.25%, 9/1/16	835,000	885
	Cott Beverages, Inc., 8.125%, 9/1/18	295,000	318
	Cott Beverages, Inc., 8.375%, 11/15/17	445,000	481
	Darling International, Inc., 8.50%, 12/15/18 144A	120,000	125
	Dean Foods Co., 7.00%, 6/1/16	395,000	362
	Dean Foods Co., 9.75%, 12/15/18 144A	395,000	398
	Dole Food Co., Inc., 8.00%, 10/1/16 144A	335,000	353
	Dole Food Co., Inc., 13.875%, 3/15/14	191,000	234
	JBS Finance II, Ltd., 8.25%, 1/29/18 144A	460,000	462
	Michael Foods, Inc., 9.75%, 7/15/18 144A	115,000	126

The Accompanying Notes are an Integral Part of the Financial Statements.

172	Balanced Portfolio

Balanced Portfolio

Below Investment Grade Segment (7.4%)	Shares/ $ Par	Value $ (000’s)

Foods continued
Pilgrim’s Pride Corp., 7.875%, 12/15/18 144A	175,000	174
Smithfield Foods, Inc., 10.00%, 7/15/14 144A	230,000	265
TreeHouse Foods, Inc., 7.75%, 3/1/18	230,000	249

Total		4,890

Gaming/Leisure/Lodging (0.4%)
AMC Entertainment Holdings, Inc., 9.75%, 12/1/20 144A	470,000	489
AMC Entertainment, Inc., 8.75%, 6/1/19	435,000	464
Cinemark USA, Inc., 8.625%, 6/15/19	165,000	179
Corrections Corp. of America, 7.75%, 6/1/17	510,000	541
The Geo Group, Inc., 7.75%, 10/15/17	295,000	310
Harrah’s Operating Co., 10.00%, 12/15/18	526,000	480
Harrah’s Operating Co., 11.25%, 6/1/17	800,000	900
Harrah’s Operating Co., 12.75%, 4/15/18 144A	770,000	774
Host Hotels & Resorts, Inc., 6.00%, 11/1/20 144A	590,000	581
Marina District Finance Co., Inc., 9.50%, 10/15/15 144A	90,000	88
Marina District Finance Co., Inc., 9.875%, 8/15/18 144A	90,000	89
MGM Resorts International, 6.75%, 9/1/12	375,000	373
MGM Resorts International, 7.50%, 6/1/16	670,000	626
MGM Resorts International, 9.00%, 3/15/20 144A	350,000	385
MGM Resorts International, 11.125%, 11/15/17	355,000	408
Midwest Gaming Borrower LLC/Midwest Finance Corp., 11.625%, 4/15/16 144A	145,000	150
Penn National Gaming, Inc., 8.75%, 8/15/19	265,000	292
Pinnacle Entertainment, Inc., 8.625%, 8/1/17	165,000	180
Regal Entertainment Group, 9.125%, 8/15/18	120,000	128
Scientific Games Corp., 8.125%, 9/15/18 144A	90,000	91
Scientific Games International, Inc., 9.25%, 6/15/19	165,000	170
Seminole Indian Tribe of Florida, 7.75%, 10/1/17 144A	90,000	93
Speedway Motorsports, Inc., 8.75%, 6/1/16	330,000	356
Universal City Development Partners, Ltd./UCDP Finance, Inc., 8.875%, 11/15/15	265,000	282
Universal City Development Partners, Ltd./UCDP Finance, Inc., 10.875%, 11/15/16	135,000	147
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.75%, 8/15/20	295,000	319
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.875%, 5/1/20	310,000	332

Total		9,227

Health Care/Pharmaceuticals (0.6%)
Accellent, Inc., 8.375%, 2/1/17	350,000	359
Alere, Inc., 8.625%, 10/1/18 144A	440,000	447
American Renal Holdings, 8.375%, 5/15/18 144A	235,000	241

	Below Investment Grade Segment (7.4%)	Shares/ $ Par	Value $ (000’s)

	Health Care/Pharmaceuticals continued
	AMGH Merger Sub, Inc., 9.25%, 11/1/18 144A	120,000	126
	Apria Healthcare Group, Inc., 12.375%, 11/1/14	330,000	363
(c)	Biomet, Inc., 10.375%, 10/15/17	785,000	858
	Capella Healthcare, Inc., 9.25%, 7/1/17 144A	175,000	185
	CHS/Community Health Systems, Inc., 8.875%, 7/15/15	530,000	556
	DaVita, Inc., 6.625%, 11/1/20	145,000	144
	Elan Finance PLC/Elan Finance Corp., 8.75%, 10/15/16	235,000	236
	Endo Pharmaceuticals Holdings, Inc., 7.00%, 12/15/20 144A	120,000	122
	Gentiva Health Services, Inc., 11.50%, 9/1/18	295,000	322
	HCA Holding, Inc., 7.75%, 5/15/21 144A	590,000	590
	HCA, Inc., 7.25%, 9/15/20	195,000	204
	HCA, Inc., 7.875%, 2/15/20	330,000	353
	HCA, Inc., 8.50%, 4/15/19	325,000	356
	HCA, Inc., 9.25%, 11/15/16	845,000	902
(c)	HCA, Inc., 9.625%, 11/15/16	946,000	1,013
	HCA, Inc., 9.875%, 2/15/17	70,000	77
	Health Management Associates, Inc., 6.125%, 4/15/16	590,000	596
	HealthSouth Corp., 7.25%, 10/1/18	205,000	209
	Mylan, Inc./PA, 6.00%, 11/15/18 144A	590,000	580
	Mylan, Inc./PA, 7.625%, 7/15/17 144A	145,000	154
	Mylan, Inc./PA, 7.875%, 7/15/20 144A	290,000	312
	Patheon, Inc., 8.625%, 4/15/17 144A	215,000	214
	Quintiles Transnational Corp., 9.50%, 12/30/14 144A	235,000	241
	Radnet Management, Inc., 10.375%, 4/1/18 144A	260,000	243
	Service Corp. International, 7.00%, 5/15/19	205,000	205
	Service Corp. International, 8.00%, 11/15/21	270,000	284
	Talecris Biotherapeutics Holdings Corp., 7.75%, 11/15/16	335,000	363
	Tenet Healthcare Corp., 8.875%, 7/1/19	715,000	808
	Valeant Pharmaceuticals International, 6.75%, 10/1/17 144A	120,000	119
	Valeant Pharmaceuticals International, 6.875%, 12/1/18 144A	395,000	392
	Valeant Pharmaceuticals International, 7.00%, 10/1/20 144A	175,000	173
	Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8.00%, 2/1/18	390,000	400
	Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75%, 9/15/18 144A	315,000	318

	Total		13,065

	Media (0.7%)
	Allbritton Communications Co., 8.00%, 5/15/18	290,000	293
	Bresnan Broadband Holdings LLC, 8.00%, 12/15/18 144A	120,000	124
	Cablevision Systems Corp., 7.75%, 4/15/18	290,000	304
	Cablevision Systems Corp., 8.00%, 4/15/20	85,000	91

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	173

Balanced Portfolio

	Below Investment Grade Segment (7.4%)	Shares/ $ Par	Value $ (000’s)

	Media continued
	CCH II LLC/CCH II Capital Corp., 13.50%, 11/30/16	768,120	916
	CCO Holdings LLC/CCO Holdings Capital Corp., 7.25%, 10/30/17	395,000	401
	CCO Holdings LLC/CCO Holdings Capital Corp., 7.875%, 4/30/18	160,000	166
	CCO Holdings LLC/CCO Holdings Capital Corp., 8.125%, 4/30/20	610,000	642
	Cequel Communications Holdings I LLC and Cequel Capital Corp., 8.625%, 11/15/17 144A	830,000	867
	Citadel Broadcasting Corp., 7.75%, 12/15/18 144A	145,000	150
	Clear Channel Worldwide Holdings, Inc., 9.25%, 12/15/17	540,000	591
	CSC Holdings LLC, 8.625%, 2/15/19	235,000	265
	CSC Holdings, Inc., 7.875%, 2/15/18	1,005,000	1,118
(c)	Dex One Corp., 12.00%, 1/29/17	537,599	367
	DISH DBS Corp., 7.125%, 2/1/16	775,000	800
	DISH DBS Corp., 7.875%, 9/1/19	1,060,000	1,108
	Entravision Communications Corp., 8.75%, 8/1/17 144A	145,000	153
	Insight Communications Co., Inc., 9.375%, 7/15/18 144A	385,000	410
	Intelsat Jackson Holdings SA, 7.25%, 10/15/20 144A	370,000	374
	Intelsat Jackson Holdings SA, 8.50%, 11/1/19 144A	500,000	544
	Intelsat Jackson Holdings SA, 11.25%, 6/15/16	685,000	738
	Intelsat Subsidiary Holding Co., 8.875%, 1/15/15 144A	70,000	72
	Lamar Media Corp., 6.625%, 8/15/15	165,000	167
	Lamar Media Corp., 7.875%, 4/15/18	85,000	90
	The McClatchy Co., 11.50%, 2/15/17	290,000	326
	Media General, Inc., 11.75%, 2/15/17	395,000	415
	Mediacom LLC/Mediacom Capital Corp., 9.125%, 8/15/19	230,000	235
	Nielsen Finance LLC/Nielsen Finance Co., 7.75%, 10/15/18 144A	290,000	300
	Nielsen Finance LLC/Nielsen Finance Co., 11.50%, 5/1/16	190,000	219
	QVC, Inc., 7.375%, 10/15/20 144A	570,000	597
	QVC, Inc., 7.50%, 10/1/19 144A	430,000	452
	Sun Media Corp., 7.625%, 2/15/13	35,000	35
	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 8.125%, 12/1/17 144A	780,000	815
	Univision Communications, Inc., 7.875%, 11/1/20 144A	385,000	404
	Univision Communications, Inc., 12.00%, 7/1/14 144A	295,000	323
	Virgin Media Finance PLC, 9.50%, 8/15/16	85,000	96
	Virgin Media Finance PLC., 8.375%, 10/15/19	335,000	366
	WMG Acquisition Corp., 9.50%, 6/15/16	290,000	311
	XM Satellite Radio, Inc., 7.625%, 11/1/18 144A	145,000	150

	Total		15,795

	Other Holdings (0.0%)
	Smith Investment Co. Escrow, 8.00%, 3/15/17	350,000	0

	Below Investment Grade Segment (7.4%)	Shares/ $ Par	Value $ (000’s)

	Other Holdings continued
	Stone & Webster, Inc., 8.375%, 7/1/12	180,000	0

	Total		0

	Real Estate (0.0%)
	Colonial Realty LP, 6.05%, 9/1/16	360,000	357
	DuPont Fabros Technology LP, 8.50%, 12/15/17	550,000	588

	Total		945

	Services (0.1%)
	Affinion Group, Inc., 7.875%, 12/15/18 144A	295,000	288
	ARAMARK Corp., 8.50%, 2/1/15	420,000	439
	EnergySolutions, Inc./EnergySolutions LLC, 10.75%, 8/15/18 144A	145,000	158
	Mobile Mini, Inc., 7.875%, 12/1/20 144A	295,000	305
	Trans Union LLC/TransUnion Financing Corp., 11.375%, 6/15/18 144A	290,000	331

	Total		1,521

	Technology (0.3%)
	Fidelity National Information Services, Inc., 7.625%, 7/15/17 144A	190,000	200
	First Data Corp., 9.875%, 9/24/15	840,000	800
(c)	First Data Corp., 10.55%, 9/24/15	320,595	304
	Freescale Semiconductor, Inc., 9.25%, 4/15/18 144A	535,000	588
	Freescale Semiconductor, Inc., 10.125%, 3/15/18 144A	585,000	658
	Interactive Data Corp., 10.25%, 8/1/18 144A	175,000	192
	Iron Mountain, Inc., 8.00%, 6/15/20	425,000	446
	Seagate HDD Cayman, 6.875%, 5/1/20 144A	350,000	334
	Seagate HDD Cayman, 7.75%, 12/15/18 144A	590,000	597
	SunGard Data Systems, Inc., 7.375%, 11/15/18 144A	500,000	503
	SunGard Data Systems, Inc., 7.625%, 11/15/20 144A	440,000	445
	West Corp., 7.875%, 1/15/19 144A	395,000	402
	West Corp., 8.625%, 10/1/18 144A	295,000	313
	West Corp., 11.00%, 10/15/16	195,000	212

	Total		5,994

	Telecommunications (0.8%)
	Cincinnati Bell, Inc., 8.25%, 10/15/17	330,000	327
	Cincinnati Bell, Inc., 8.75%, 3/15/18	495,000	464
	Clearwire Communications LLC/Clearwire Finance, Inc., 12.00%, 12/1/15 144A	1,260,000	1,359
	Cricket Communications, Inc., 7.75%, 5/15/16	290,000	301
	Cricket Communications, Inc., 7.75%, 10/15/20 144A	885,000	843
	Cricket Communications, Inc., 10.00%, 7/15/15	475,000	509
	Digicel Group, Ltd., 8.25%, 9/1/17 144A	225,000	231
	Equinix, Inc., 8.125%, 3/1/18	580,000	606
	Frontier Communications Corp., 8.125%, 10/1/18	300,000	329
	Frontier Communications Corp., 8.25%, 4/15/17	290,000	318

The Accompanying Notes are an Integral Part of the Financial Statements.

174	Balanced Portfolio

Balanced Portfolio

	Below Investment Grade Segment (7.4%)	Shares/ $ Par	Value $ (000’s)

	Telecommunications continued
	Frontier Communications Corp., 8.50%, 4/15/20	385,000	421
	Frontier Communications Corp., 8.75%, 4/15/22	385,000	420
	Frontier Communications Corp., 9.00%, 8/15/31	315,000	324
	GCI, Inc., 8.625%, 11/15/19	550,000	595
	MetroPCS Wireless, Inc., 6.625%, 11/15/20	785,000	748
	MetroPCS Wireless, Inc., 7.875%, 9/1/18	285,000	296
	Nextel Communications, Inc., 6.875%, 10/31/13	475,000	476
	NII Capital Corp., 8.875%, 12/15/19	270,000	291
	PAETEC Holding Corp., 8.875%, 6/30/17	220,000	235
	Qwest Communications International, Inc., 7.125%, 4/1/18 144A	460,000	476
	Qwest Communications International, Inc., 8.00%, 10/1/15	500,000	537
	SBA Telecommunications, Inc., 8.00%, 8/15/16	330,000	357
	SBA Telecommunications, Inc., 8.25%, 8/15/19	230,000	251
	Sprint Capital Corp., 6.90%, 5/1/19	880,000	869
	Sprint Nextel Corp., 6.00%, 12/1/16	860,000	831
	Sprint Nextel Corp., 8.375%, 8/15/17	1,075,000	1,153
	Wind Acquisition Finance SA, 7.25%, 2/15/18 144A	440,000	448
	Wind Acquisition Finance SA, 11.75%, 7/15/17 144A	460,000	519
(c)	Wind Acquisition Holding Finance SA, 12.25%, 7/15/17 144A	460,729	534
	Windstream Corp., 7.00%, 3/15/19	500,000	492
	Windstream Corp., 7.75%, 10/15/20	1,710,000	1,761
	Windstream Corp., 7.875%, 11/1/17	225,000	236
	Windstream Corp., 8.625%, 8/1/16	625,000	658

	Total		18,215

	Transportation (0.1%)
	Continental Airlines, Inc., 6.75%, 9/15/15 144A	295,000	304
	Kansas City Southern de Mexico SAB de CV, 7.375%, 6/1/14	990,000	1,035
	Kansas City Southern de Mexico SAB de CV, 8.00%, 2/1/18	230,000	249
	Teekay Corp., 8.50%, 1/15/20	115,000	125

	Total		1,713

	Utilities (0.5%)
	The AES Corp., 7.75%, 10/15/15	380,000	406
	The AES Corp., 8.00%, 10/15/17	325,000	344
	The AES Corp., 8.00%, 6/1/20	600,000	636
	Calpine Corp., 7.50%, 2/15/21 144A	440,000	433
	Calpine Corp., 7.875%, 7/31/20 144A	530,000	537
	CenterPoint Energy, Inc., 6.50%, 5/1/18	380,000	423
	CMS Energy Corp., 4.25%, 9/30/15	1,580,000	1,564
	CMS Energy Corp., 6.25%, 2/1/20	1,360,000	1,388
	Dynegy Holdings, Inc., 7.50%, 6/1/15	345,000	260
	Dynegy Holdings, Inc., 7.75%, 6/1/19	485,000	324
	Dynegy Holdings, Inc., 8.375%, 5/1/16	625,000	467
	Edison Mission Energy, 7.00%, 5/15/17	765,000	606
	Edison Mission Energy, 7.20%, 5/15/19	570,000	440
	Edison Mission Energy, 7.50%, 6/15/13	250,000	245
	Elwood Energy LLC, 8.159%, 7/5/26	488,861	477

	Below Investment Grade Segment (7.4%)	Shares/ $ Par	Value $ (000’s)

	Utilities continued
	Energy Future Holdings Corp., 10.875%, 11/1/17	214,000	149
	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, 12/1/20	556,000	573
	Mirant Americas Generation LLC, 8.50%, 10/1/21	200,000	200
	NRG Energy, Inc., 7.375%, 2/1/16	325,000	333
	NRG Energy, Inc., 7.375%, 1/15/17	490,000	505
	NRG Energy, Inc., 8.25%, 9/1/20 144A	590,000	605
	NV Energy, Inc., 6.25%, 11/15/20	340,000	342
	Texas Competitive Electric Holdings Co. LLC, 10.25%, 11/1/15	1,125,000	636

	Total		11,893

	Total Below Investment Grade Segment (Cost: $161,227)		169,560

	Short-Term Investments (16.5%)

	Asset-Backed Securities (0.0%)
	Nissan Auto Lease Trust, Series 2010-A, Class A1, 0.561%, 6/15/11	3,345	3

	Total		3

	Autos (1.6%)
	American Honda Finance Corp., 0.656%, 11/7/12 144A	20,000,000	19,982
(k)	Toyota Motor Credit Corp., 0.25%, 1/13/11	10,000,000	9,999
	Toyota Motor Credit Corp., 0.364%, 8/22/11	6,000,000	5,997

	Total		35,978

	Beverage/Bottling (0.6%)
(b)	Coca-Cola Refreshments USA, Inc., 0.886%, 5/6/11	4,500,000	4,508
	Pepsico, Inc., 0.17%, 2/22/11	10,000,000	9,998

	Total		14,506

	Commercial Banks Non-US (2.8%)
(b)	Barclays US Funding LLC, 0.23%, 1/19/11	10,000,000	9,999
(b)	Barclays US Funding LLC, 0.25%, 1/24/11	10,000,000	9,998
(b)	HSBC Finance Corp., 0.21%, 1/28/11	20,000,000	19,997
	Rabobank Nederland NV of NY, 0.306%, 8/8/11	5,000,000	4,999
(b)	Royal Bank of Canada, 0.20%, 2/15/11	20,000,000	19,995

	Total		64,988

	Commercial Banks US (1.6%)
(b)	Bank of America Corp., 0.24%, 1/27/11	10,000,000	9,998
(b)	Bank of America Corp., 0.24%, 1/31/11	10,000,000	9,998

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	175

Balanced Portfolio

	Short-Term Investments (16.5%)	Shares/ $ Par	Value $ (000’s)

	Commercial Banks US continued
(b)	Wells Fargo & Co., 0.05%, 1/3/11	16,340,000	16,340

	Total		36,336

	Consumer Products/Retailing (0.4%)
(b)	eBay, Inc., 0.18%, 1/20/11	10,000,000	9,999

	Total		9,999

	Federal Government & Agencies (0.7%)
(b)	Federal Home Loan Bank, 0.17%, 2/4/11	15,000,000	14,998

	Total		14,998

	Finance Services (1.8%)
	Govco LLC, 0.25%, 1/20/11	10,000,000	9,999
	Govco LLC, 0.25%, 1/26/11	10,000,000	9,998
	Merrill Lynch & Co., 0.666%, 11/1/11	10,000,000	9,987
	Morgan Stanley, 0.539%, 1/18/11	10,000,000	10,001

	Total		39,985

	Life Insurance (0.5%)
	Mass Mutual Global Funding II, 0.289%, 4/21/11 144A	6,600,000	6,600
	New York Life Global Funding, 0.258%, 4/1/11 144A	5,000,000	4,999

	Total		11,599

	Machinery (1.4%)
(b)	Caterpillar Financial Services Corp., 0.20%, 2/25/11	20,000,000	19,994
(b)	John Deere Capital Corp., 0.22%, 1/24/11	10,000,000	9,999
(k)	John Deere Capital Corp., 0.989%, 1/18/11	3,000,000	3,001

	Total		32,994

	Short-Term Investments (16.5%)	Shares/ $ Par	Value $ (000’s)

	Miscellaneous Business Credit Institutions (0.8%)
	General Electric Capital Corp., 0.03%, 1/3/11	4,600,000	4,600
(b)	General Electric Capital Corp., 0.21%, 2/28/11	10,000,000	9,997
	General Electric Capital Corp., 0.359%, 4/18/11	3,000,000	3,000

	Total		17,597

	Personal Credit Institutions (1.7%)
	Old Line Funding LLC, 0.22%, 1/4/11	10,000,000	10,000
	Old Line Funding LLC, 0.25%, 2/17/11	10,000,000	9,997
(b)	Straight-A Funding LLC, 0.23%, 1/7/11	20,000,000	19,999

	Total		39,996

	Short Term Business Credit (2.6%)
(k)	Atlantic Asset Securitization LLC, 0.24%, 1/11/11	10,000,000	9,999
(b)	Atlantic Asset Securitization LLC, 0.25%, 1/18/11	10,000,000	9,999
(b)	Falcon Asset Securitization Co. LLC, 0.23%, 1/27/11	10,000,000	9,998
(b)	Falcon Asset Securitization Co. LLC, 0.24%, 2/4/11	10,000,000	9,998
	Sheffield Receivables, 0.25%, 2/4/11	10,000,000	9,998
	Sheffield Receivables, 0.25%, 2/10/11	10,000,000	9,997

	Total		59,989

	Total Short-Term Investments
	(Cost: $378,979)		378,968

	Total Investments (102.6%)
	(Cost: $2,137,101)(a)		2,354,124

	Other Assets, Less
	Liabilities (-2.6%)		(59,022)

	Net Assets (100.0%)		2,295,102

*	Non-Income Producing

ADR after the name of a security represents — American Depositary Receipt.

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010 the value of these securities (in thousands) was $194,461 representing 8.5% of the net assets.

IO — Interest Only Security

GO — General Obligation

RB — Revenue Bond

FHA — Federal Housing Authority

GNMA — Government National Mortgage Association

PSF — Permanent School Fund

(a)	At December 31, 2010 the aggregate cost of securities for federal tax purposes (in thousands) was $2,144,152 and the net unrealized appreciation of investments based on that cost was $209,972 which is comprised of $251,788 aggregate gross unrealized appreciation and $41,816 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

176	Balanced Portfolio

Balanced Portfolio

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P 500 Index Futures (Long) (Total Notional Value at December 31, 2010, $71,430)	231	3/11	$930
US Five Year Treasury Note Futures (Long) (Total Notional Value at December 31, 2010, $6,942)	58	3/11	(115)
US Long Treasury Bond Futures (Long) (Total Notional Value at December 31, 2010, $12,184)	97	3/11	(338)
US Two Year Treasury Note Futures (Short) (Total Notional Value at December 31, 2010, $181,874)	830	3/11	179

(c)	PIK — Payment In Kind

(d)	Defaulted Security

(e)	Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

(f)	Foreign Bond — par value is foreign denominated

(g)	All or a portion of the securities have been loaned. See Note 2K in the Notes to Financial Statements.

(h)	Forward foreign currency contracts outstanding on December 31, 2010.

Type	Counterparty	Currency	Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Buy	Barclays Bank PLC	MXN	84,740	1/11	$-	$(49)	$(49)
Sell	Barclays Bank PLC	MXN	84,740	1/11	-	(76)	(76)

					$-	$(125)	$(125)

MXN — Mexican New Peso

(i)	Written options outstanding on December 31, 2010.

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Value (000’s)
Call - OTC Merck & Co., Inc.	Credit Suisse International	$38.000	1/11	500	$(5)
Call - OTC Pfizer, Inc.	Credit Suisse International	17.500	1/11	1,080	(38)
Call - OTC PPL Corp.	Credit Suisse International	30.000	1/11	650	(3)

(Premiums Received $145)					$(46)

OTC — Over-the-Counter

(j)	Swap agreements outstanding on December 31, 2010.

Total Return Swaps

Reference Entity	Counterparty	Payment Made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
MSCI Daily Net EAFE Index	Goldman Sachs International	3-Month USD LIBOR - 25 Basis Points (Bps)	MSCI Daily Net EAFE Index Total Return	8/11	146,452	$3,061
Russell 1000 Growth Index	Credit Suisse International	Russell 1000 Growth Index Total Return	3-Month USD LIBOR - 9 Bps	5/11	130,714	(3,986)
Russell 1000 Growth Index	JPMorgan Chase Bank, N.A.	Russell 1000 Growth Index Total Return	3-Month USD LIBOR - 8 Bps	5/11	108,928	(3,321)
Russell 1000 Value Index	Credit Suisse International	3-Month USD LIBOR - 1 Bps	Russell 1000 Value Index Total Return	5/11	124,684	4,375
Russell 1000 Value Index	JPMorgan Chase Bank, N.A.	3-Month USD LIBOR	Russell 1000 Value Index Total Return	5/11	103,903	3,646
Russell 2000 Growth Biotechnology Industry Index	JPMorgan Chase Bank, N.A.	3-Month USD LIBOR - 20 Bps	Russell 2000 Growth Biotechnology Industry Index Total Return	12/11	1,012	113

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	177

Balanced Portfolio

Reference Entity	Counterparty	Payment Made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
Russell 2000 Growth Index	JPMorgan Chase Bank, N.A.	Russell 2000 Growth Index Total Return	3-Month USD LIBOR - 83 Bps	5/11	29,986	$(2,264)
Russell 2000 Value Index	JPMorgan Chase Bank, N.A.	3-Month USD LIBOR - 45 Bps	Russell 2000 Value Index Total Return	5/11	28,795	1,632
Russell Midcap Growth Index	Credit Suisse International	Russell Midcap Growth Index Total Return	3-Month USD LIBOR - 21 Bps	5/11	100,146	(5,952)
Russell Midcap Value Index	Credit Suisse International	3-Month USD LIBOR - 9 Bps	Russell Midcap Value Index Total Return	5/11	97,464	4,072

						$1,376

(k)	Cash in the amount of $15,490 (in thousands) and securities with an aggregate value of $22,999 (in thousands) have been pledged as collateral for swap contracts outstanding or written options on December 31, 2010.

(l)	As of December 31, 2010 portfolio securities with an aggregate value of $305 (in thousands) were fair valued under procedures adopted by the Board of Directors.

(p)	Restricted securities (excluding 144A issues) on December 31, 2010.

Description	Acquisition Date	Cost (000’s)	Value (000’s)	Value as a Percentage of Net Assets
Charter Communications, Inc. - Class A (15,915 restricted shares)	11/30/09	$398	$620	0.03%

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2010. See Note 2C for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks -
Consumer Discretionary	$46,630	$620	$-
All Other	805,771	-	-
Foreign Common Stocks	100,209	-	-
Preferred Stocks	-	481	-
US Government & Agency Bonds	-	294,270	-
Foreign Bonds	-	26,596	-
Municipal Bonds	-	11,308	-
Corporate Bonds	-	392,283	-
Structured Products	-	296,683	305
Short-Term Investments	-	378,968	-
Other Financial Instruments^
Futures	1,109	-	-
Forward Currency Contracts	-	-	-
Written Options	-	-	-
Total Return Swaps	-	16,899	-
Liabilities:
Other Financial Instruments^
Futures	(453)	-	-
Forward Currency Contracts	-	(125)	-
Written Options	-	(46)	-
Total Return Swaps	-	(15,523)	-
Total	$953,266	$1,402,414	$305

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

178	Balanced Portfolio

Asset Allocation Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Realize as high a level of total return as is consistent with reasonable investment risk.	Allocate the Portfolio’s assets among stocks, bonds and cash, adjusting the mix to capitalize on changing financial markets and economic conditions. The Portfolio will typically invest between 55% and 75% of its assets in equity securities.	$248 million

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Asset Allocation Portfolio (the “Portfolio”). The Portfolio seeks to achieve its objective by investing in seven broad categories of assets: large capitalization securities, mid capitalization securities, small capitalization securities, foreign securities, investment grade bonds, below investment grade bonds, and cash equivalents. The proportion of investments in each category is adjusted as appropriate to seek to take advantage of market trends and opportunities, and the selection of investments within each category is overseen by different investment professionals. The Portfolio may invest in options, futures, forwards, exchange traded funds and swap agreements to gain exposure to certain markets, sectors or regions.

Market Overview

Financial markets enjoyed positive returns, as economic conditions generally improved around the globe in 2010. Riskier, lower-quality, more economically sensitive issues performed best—growth stocks outperformed value; small-company stocks beat large; and emerging market shares outdid those of developed economies. For the year, returns for the Russell 1000®, MidCap®, and 2000® Stock Indices were 16.10%, 25.48%, and 26.85%, respectively. Overseas, the MSCI EAFE® Index (a measure of the performance of developed markets outside the United States) gained 8.21% in dollar terms, while the MSCI® Emerging Markets Index rose 19.20%.

In domestic fixed income markets, more credit sensitive high yield and investment grade corporate bonds did best, while Treasurys slumped in November because of worry about the possibility of future inflation. For the year, the broad Barclays Capital® U.S. Aggregate Index gained 6.54%, and the Barclays Capital® U.S. Corporate High-Yield 2% Issuer Capped Index returned 14.94%. The Merrill Lynch 3-Month T-Bill Index returned just 0.13%, as Federal Reserve (“Fed”) interest rate policy kept money market yields at record lows.

Portfolio Results

The Portfolio returned 13.01% for the twelve months ended December 31, 2010. That compares with the 15.06% return of the broad stock market, as measured by the S&P 500® Index. At the same time, the Asset Allocation Portfolio Blended Composite Benchmark returned 13.79%. (The benchmark weights are detailed in the “Benchmark Definitions” section of this annual report.) The Mixed-Asset Target Allocation Growth Funds peer group had an average return of 13.14%, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio’s absolute return is consistent with the broad, positive performance of financial assets in 2010. Relative to the blended benchmark, the Portfolio benefited from many of the management team’s allocation decisions. For example, it helped to overweight stocks and underweight cash equivalent investments. And within international equities, it was better to favor emerging market securities over those of developed markets. In the fixed income component, it was helpful to favor high yield over investment grade bonds.

In contrast, individual security selection decisions were the primary detractors in 2010, as the domestic equity allocations trailed their underlying benchmarks.

During the period, the Portfolio made significant use of total return swap agreements with the intention of reducing the growth bias inherent in the Portfolio’s equity strategies. Use of these instruments slightly detracted from relative results during a year in which having a growth bias would have been beneficial due to the general outperformance of growth versus value stocks.

Portfolio Manager Outlook

We expect the global economic recovery to continue in 2011, believing that corporations and consumers are making gradual improvement. But we are not sure the same can be said of the government sector. In the U.S., we see the government pursuing inflationary monetary and fiscal policies that are likely to lead to higher interest rates down the road, while Europe continues to work through its own debt crisis. We believe the prospects are brighter for emerging market economies.

In the U.S., we think it makes sense to favor large-cap stocks after a period of underperformance compared with small- and mid-cap stocks. But it is worth pointing out that we see few significant valuation disparities across equity markets, so the Portfolio’s over- and underweights relative to the blended benchmark are likely to be modest.

Asset Allocation Portfolio	179

Asset Allocation Portfolio

In the fixed-income allocation, our concern about rising debt loads means we are likely to continue to underweight more interest rate sensitive Treasury bonds in favor of more attractively valued, higher-yielding securities in other sectors. Having said that, corporate bond yields are no longer as compelling as they once were. As a result, we are likely to consider mortgage-backed securities, which we believe look comparatively more attractive after underperforming in 2010. And because the Fed has made it clear they will keep rates low for the foreseeable future, the Portfolio’s cash allocation may be lower while we put some of that money to work elsewhere.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2010
	1 Year	5 Years	Since Inception*
Asset Allocation Portfolio	13.01%	3.83%	4.44%
S&P 500® Index	15.06%	2.29%	2.36%
Barclays Capital® U.S. Aggregate Index	6.54%	5.80%	5.56%
Asset Allocation Portfolio Blended Composite Benchmark	13.79%	4.93%	5.46%
Lipper® Variable Insurance Products (VIP) Mixed Asset Target Allocation Growth Funds Average	13.14%	3.53%	-

*	Inception date of 7/31/01

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards. Small cap stocks also may carry additional risk. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both volatile and more speculative. Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds.

The Portfolio may use derivative instruments for hedging purposes or as alternatives to direct investments. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

180	Asset Allocation Portfolio

Asset Allocation Portfolio

Top 5 Equity Holdings 12/31/10

Security Description	% of Net Assets
iShares MSCI EAFE Index Fund	2.2%
Vanguard Emerging Markets ETF	2.0%
Apple, Inc.	1.4%
Exxon Mobil Corp.	1.2%
iShares MSCI Emerging Markets Index	1.0%

Top 5 Fixed Income Holdings 12/31/10

Security Description	% of Net Assets
US Treasury, Various	6.4%
Federal National Mortgage Association, Various	2.9%
Federal Home Loan Mortgage Corp., Various	1.0%
AEP Texas Central Transition Funding LLC, 5.306%, 7/01/21	0.5%
Tennesse Valley Authority Stripped, 0.00%, 4/15/42	0.4%

Sector Allocation 12/31/10

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

The Investment Grade Segment includes bonds of companies and governments headquartered outside the United States.

Asset Allocation Portfolio	181

Asset Allocation Portfolio

Schedule of Investments

December 31, 2010

	Domestic Common Stocks and Warrants (47.9%)	Shares/ $ Par	Value $ (000’s)

	Large Cap Common Stocks (32.3%)

	Consumer Discretionary (4.3%)
	Abercrombie & Fitch Co. - Class A	9,900	571
*	Amazon.com, Inc.	4,200	756
	Coach, Inc.	9,200	509
*	DIRECTV - Class A	12,600	503
*	Discovery Communications, Inc.	14,100	517
	The Home Depot, Inc.	17,800	624
	Johnson Controls, Inc.	19,600	749
*	Kohl’s Corp.	12,700	690
	Limited Brands, Inc.	20,700	636
	Marriott International, Inc. - Class A	26,300	1,093
	McDonald’s Corp.	14,700	1,128
	NIKE, Inc. - Class B	9,900	846
*	Priceline.com, Inc.	1,400	559
	Target Corp.	18,600	1,118
	The Walt Disney Co.	7,200	270

	Total		10,569

	Consumer Staples (2.8%)
	Avon Products, Inc.	16,600	482
	The Coca-Cola Co.	12,600	829
	Costco Wholesale Corp.	8,900	643
	CVS Caremark Corp.	16,805	584
*	Hansen Natural Corp.	4,100	214
	Kimberly-Clark Corp.	2,800	177
	PepsiCo, Inc.	16,800	1,098
	Philip Morris International, Inc.	26,300	1,539
	Reynolds American, Inc.	6,400	209
	Walgreen Co.	6,400	249
	Wal-Mart Stores, Inc.	17,800	960

	Total		6,984

	Energy (3.8%)
	Anadarko Petroleum Corp.	8,400	640
	Chevron Corp.	2,400	219
	Exxon Mobil Corp.	39,000	2,852
	Halliburton Co.	20,500	837
	Hess Corp.	6,700	513
	Occidental Petroleum Corp.	5,700	559
	Petroleo Brasileiro SA, ADR	19,500	738
	Schlumberger, Ltd.	19,800	1,653
*	Weatherford International, Ltd.	55,000	1,254

	Total		9,265

	Financials (1.6%)
	Aflac, Inc.	8,800	497
	American Express Co.	13,100	562
	CME Group, Inc. - Class A	1,100	354
	The Goldman Sachs Group, Inc.	2,400	404

	Domestic Common Stocks and Warrants (47.9%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Invesco, Ltd.	29,400	707
	JPMorgan Chase & Co.	8,900	378
	MetLife, Inc.	10,600	471
	T. Rowe Price Group, Inc.	10,000	645

	Total		4,018

	Health Care (3.0%)
	Abbott Laboratories	20,600	987
*	Agilent Technologies, Inc.	11,200	464
	Allergan, Inc.	10,000	687
*	Celgene Corp.	17,700	1,047
	Covidien PLC	8,300	379
*	Express Scripts, Inc.	30,000	1,621
*	Life Technologies Corp.	9,200	510
	Merck & Co., Inc.	5,200	187
	Pfizer, Inc.	11,400	200
	Teva Pharmaceutical Industries, Ltd., ADR	14,200	740
*	Thermo Fisher Scientific, Inc.	11,700	648

	Total		7,470

	Industrials (4.0%)
	Caterpillar, Inc.	13,000	1,218
	Cummins, Inc.	9,300	1,023
	Danaher Corp.	20,400	962
	Dover Corp.	20,300	1,187
	FedEx Corp.	7,400	688
	Honeywell International, Inc.	15,200	808
	Illinois Tool Works, Inc.	15,600	833
	PACCAR, Inc.	6,400	368
	Precision Castparts Corp.	3,800	529
	Union Pacific Corp.	8,000	741
	United Parcel Service, Inc. - Class B	8,500	617
	United Technologies Corp.	13,000	1,023

	Total		9,997

	Information Technology (9.6%)
*	Apple, Inc.	11,000	3,548
	Automatic Data Processing, Inc.	10,300	477
	Broadcom Corp. - Class A	9,500	414
*	Cisco Systems, Inc.	84,400	1,707
*	Citrix Systems, Inc.	11,000	752
*	Cognizant Technology Solutions Corp. - Class A	10,200	748
*	EMC Corp.	24,800	568
*	Google, Inc. - Class A	3,300	1,960
	Hewlett-Packard Co.	26,800	1,128
	Intel Corp.	44,400	934
	International Business Machines Corp.	15,600	2,289
*	Juniper Networks, Inc.	19,700	727
*	Marvell Technology Group, Ltd.	54,000	1,002

The Accompanying Notes are an Integral Part of the Financial Statements.

182	Asset Allocation Portfolio

Asset Allocation Portfolio

	Domestic Common Stocks and Warrants (47.9%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
	MasterCard, Inc. - Class A	1,500	336
	Microsoft Corp.	76,900	2,147
*	NetApp, Inc.	15,900	874
	Oracle Corp.	53,500	1,675
	QUALCOMM, Inc.	22,200	1,099
	Texas Instruments, Inc.	11,600	377
	Visa, Inc. - Class A	4,500	317
	Western Union Co.	41,300	767

	Total		23,846

	Materials (1.5%)
	The Dow Chemical Co.	17,200	587
	Freeport-McMoRan Copper & Gold, Inc.	7,200	865
	Goldcorp, Inc.	8,000	368
	Potash Corp. of Saskatchewan, Inc.	3,600	557
	Praxair, Inc.	11,200	1,069
	Southern Copper Corp.	6,400	312

	Total		3,758

	Other Holdings (0.6%)
	iShares Russell 1000 Growth Index Fund	26,300	1,506

	Total		1,506

	Telecommunication Services (0.6%)
*	American Tower Corp. - Class A	17,100	883
	AT&T, Inc.	6,800	200
	CenturyLink, Inc.	5,000	231
	Verizon Communications, Inc.	6,100	218

	Total		1,532

	Utilities (0.5%)
	Consolidated Edison, Inc.	3,800	188
	Duke Energy Corp.	10,600	189
	Exelon Corp.	4,500	187
	FirstEnergy Corp.	5,100	189
	PPL Corp.	6,800	179
	Progress Energy, Inc.	4,200	183
	Southern Co.	5,000	191

	Total		1,306

	Total Large Cap Common Stocks		80,251

	Mid Cap Common Stocks (10.7%)

	Consumer Discretionary (2.4%)
*	Bed Bath & Beyond, Inc.	7,700	378
*	BorgWarner, Inc.	5,100	369
(p) *	Charter Communications, Inc. - Class A	2,806	109
	Chico’s FAS, Inc.	25,200	303
	DeVry, Inc.	9,900	475
*	Dollar Tree, Inc.	10,575	593
*	GameStop Corp. - Class A	12,800	293
	International Game Technology	17,900	317

	Domestic Common Stocks and Warrants (47.9%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary continued
*	Jack in the Box, Inc.	15,112	319
*	Lamar Advertising Co. - Class A	8,800	351
	The McGraw-Hill Cos., Inc.	5,500	200
*	MGM Resorts International	17,200	255
	Nordstrom, Inc.	7,800	331
*	O’Reilly Automotive, Inc.	16,100	973
*	Penn National Gaming, Inc.	8,900	313
	Strayer Education, Inc.	1,550	236
	VF Corp.	2,400	207

	Total		6,022

	Consumer Staples (0.3%)
	The Clorox Co.	2,800	177
	Mead Johnson Nutrition Co.	4,400	274
*	Ralcorp Holdings, Inc.	3,100	202

	Total		653

	Energy (0.5%)
*	Cameron International Corp.	7,700	391
	Cimarex Energy Co.	2,400	212
*	Denbury Resources, Inc.	14,800	283
*	FMC Technologies, Inc.	3,700	329

	Total		1,215

	Financials (0.8%)
	Assured Guaranty, Ltd.	12,100	214
*	CB Richard Ellis Group, Inc. - Class A	11,800	242
	DuPont Fabros Technology, Inc.	8,500	181
	Greenhill & Co., Inc.	3,200	261
*	IntercontinentalExchange, Inc.	3,315	395
*	MBIA, Inc.	18,900	227
	Raymond James Financial, Inc.	10,000	327
	Synovus Financial Corp.	53,000	140

	Total		1,987

	Health Care (1.6%)
	AmerisourceBergen Corp.	32,200	1,099
*	Cerner Corp.	2,300	218
*	Charles River Laboratories International, Inc.	5,300	188
*	Covance, Inc.	3,900	200
*	DaVita, Inc.	5,550	386
*	Immucor, Inc.	22,976	455
*	Intuitive Surgical, Inc.	800	206
*	Mettler-Toledo International, Inc.	3,200	484
	Pharmaceutical Product Development, Inc.	29,500	801

	Total		4,037

	Industrials (1.5%)
	C.H. Robinson Worldwide, Inc.	4,350	349
*	Corrections Corp. of America	15,000	376
	Expeditors International of Washington, Inc.	6,700	366

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio	183

Asset Allocation Portfolio

	Domestic Common Stocks and Warrants (47.9%)	Shares/ $ Par	Value $ (000’s)

	Industrials continued
*	Foster Wheeler AG	20,700	715
	Joy Global, Inc.	2,600	225
	MSC Industrial Direct Co., Inc. - Class A	7,200	466
	Regal-Beloit Corp.	3,000	200
	Republic Services, Inc.	6,600	197
	Robert Half International, Inc.	9,700	297
	Roper Industries, Inc.	6,479	495

	Total		3,686

	Information Technology (2.8%)
*	Alliance Data Systems Corp.	6,400	455
	Amphenol Corp. - Class A	17,600	929
*	Autodesk, Inc.	10,900	416
	Avago Technologies, Ltd.	34,500	982
*	BMC Software, Inc.	17,000	801
	FactSet Research Systems, Inc.	4,900	459
	Global Payments, Inc.	8,800	407
	Microchip Technology, Inc.	16,700	571
*	Monster Worldwide, Inc.	3,700	87
	Siliconware Precision Industries Co., ADR	91,100	542
*	Skyworks Solutions, Inc.	15,200	435
*	VeriFone Systems, Inc.	12,850	496
*	Zebra Technologies Corp. - Class A	10,700	407

	Total		6,987

	Materials (0.5%)
	Ecolab, Inc.	5,700	287
	Martin Marietta Materials, Inc.	1,500	138
*	Owens-Illinois, Inc.	13,200	405
*	Smurfit-Stone Container Corp.	4,078	104
*	Solutia, Inc.	4,486	104
*	Titanium Metals Corp.	11,200	193

	Total		1,231

	Telecommunication Services (0.3%)
*	Crown Castle International Corp.	2,900	127
*	SBA Communications Corp. - Class A	7,200	295
	Windstream Corp.	16,400	228

	Total		650

	Total Mid Cap Common Stocks		26,468

	Small Cap Common Stocks (4.9%)

	Consumer Discretionary (0.8%)
*	American Public Education, Inc.	3,350	125
*	Bally Technologies, Inc.	3,800	160
*	Bravo Brio Restaurant Group, Inc.	3,800	73
*	Deckers Outdoor Corp.	1,300	104
*	Deer Consumer Products, Inc.	6,800	76
*	Dex One Corp.	1,989	15

	Domestic Common Stocks and Warrants (47.9%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary continued
*	Genesco, Inc.	600	22
*	Grand Canyon Education, Inc.	3,000	59
	Guess?, Inc.	2,950	140
*	Kirkland’s, Inc.	6,700	94
*	LKQ Corp.	9,500	216
	Monro Muffler Brake, Inc.	6,225	215
	P.F. Chang’s China Bistro, Inc.	3,950	191
*	Ulta Salon, Cosmetics & Fragrance, Inc.	5,600	190
*	Vera Bradley, Inc.	3,300	109
*	Vitamin Shoppe, Inc.	3,850	130

	Total		1,919

	Consumer Staples (0.2%)
	Diamond Foods, Inc.	2,000	106
*	Primo Water Corp.	5,400	77
*	TreeHouse Foods, Inc.	4,194	214
*	United Natural Foods, Inc.	2,200	81

	Total		478

	Energy (0.4%)
*	Brigham Exploration Co.	7,400	201
	CARBO Ceramics, Inc.	2,200	228
*	Carrizo Oil & Gas, Inc.	6,450	222
	Lufkin Industries, Inc.	300	19
*	Superior Energy Services, Inc.	4,400	154
*	Swift Energy Co.	3,400	133

	Total		957

	Financials (0.3%)
	Boston Private Financial Holdings, Inc.	22,550	148
	Digital Realty Trust, Inc.	1,978	102
*	MF Global Holdings, Ltd.	17,050	142
	MFA Financial, Inc.	13,400	109
*	Netspend Holdings, Inc.	7,250	93
*	Portfolio Recovery Associates, Inc.	3,546	267

	Total		861

	Health Care (0.8%)
*	Align Technology, Inc.	8,350	163
*	Allscripts Healthcare Solutions, Inc.	5,700	110
*	American Medical Systems Holdings, Inc.	5,600	106
*	Conceptus, Inc.	3,700	51
*	Dexcom, Inc.	15,909	217
*	Exact Sciences Corp.	9,400	56
*	Illumina, Inc.	4,350	276
*	IPC The Hospitalist Co.	5,665	221
*	MAP Pharmaceuticals, Inc.	3,600	60
	Masimo Corp.	3,993	116
*	Natus Medical, Inc.	4,950	70
*	Nektar Therapeutics	6,500	84
*	NxStage Medical, Inc.	3,450	86
*	Obagi Medical Products, Inc.	8,900	103
*	Thoratec Corp.	5,201	147

The Accompanying Notes are an Integral Part of the Financial Statements.

184	Asset Allocation Portfolio

Asset Allocation Portfolio

	Domestic Common Stocks and Warrants (47.9%)	Shares/ $ Par	Value $ (000’s)

	Health Care continued
*	Volcano Corp.	4,400	120

	Total		1,986

	Industrials (0.9%)
	Actuant Corp. - Class A	4,800	128
*	Generac Holdings, Inc.	6,150	99
*	GrafTech International, Ltd.	6,850	136
*	Higher One Holdings, Inc.	5,150	104
*	Hub Group, Inc. - Class A	7,900	278
*	The Keyw Holding Corp.	6,800	100
	Knight Transportation, Inc.	17,299	329
*	Oshkosh Corp.	3,850	136
*	Polypore International, Inc.	3,650	149
	Resources Connection, Inc.	2,400	45
	Snap-on, Inc.	3,350	189
	Tennant Co.	2,550	98
*	Titan Machinery, Inc.	3,850	74
*	TransDigm Group, Inc.	2,850	205
*	WESCO International, Inc.	1,900	100

	Total		2,170

	Information Technology (1.4%)
*	Advanced Energy Industries, Inc.	10,241	140
*	Atheros Communications, Inc.	3,800	136
*	Calix, Inc.	9,100	154
*	Cardtronics, Inc.	7,000	124
*	Concur Technologies, Inc.	2,200	114
*	DG Fastchannel, Inc.	6,450	186
*	Dice Holdings, Inc.	11,050	159
*	Diodes, Inc.	6,700	181
*	Equinix, Inc.	2,086	170
*	Microsemi Corp.	6,700	153
*	MKS Instruments, Inc.	6,700	164
	Pegasystems, Inc.	3,500	128
*	RightNow Technologies, Inc.	6,000	142
*	Riverbed Technology, Inc.	2,750	97
*	Rubicon Technology, Inc.	3,901	82
*	SemiLEDs Corp.	300	9
*	Sourcefire, Inc.	9,550	248
*	SPS Commerce, Inc.	6,600	104
*	SuccessFactors, Inc.	3,000	87
*	Synchronoss Technologies, Inc.	7,000	187
*	Taleo Corp. - Class A	1,350	37
*	The Ultimate Software Group, Inc.	4,550	221
*	VanceInfo Technologies, Inc., ADR	3,995	138
*	VistaPrint NV	4,250	195

	Total		3,356

	Materials (0.0%)
	Kronos Worldwide, Inc.	2,300	98

	Total		98

	Other Holdings (0.1%)
	iShares Nasdaq Biotechnology Index Fund	1,500	140

Domestic Common Stocks and Warrants (47.9%)	Shares/ $ Par	Value $ (000’s)

Other Holdings continued
SPDR Metals & Mining ETF	2,850	196

Total		336

Telecommunication Services (0.0%)
AboveNet, Inc.	2,050	120

Total		120

Total Small Cap Common Stocks		12,281

Total Domestic Common Stocks and Warrants (Cost: $93,663)		119,000

Foreign Common Stocks (5.2%)

Other Holdings (5.2%)
iShares MSCI EAFE Index Fund	93,000	5,416
iShares MSCI Emerging Markets Index	52,900	2,519
Vanguard Emerging Markets ETF	102,000	4,911

Total Foreign Common Stocks (Cost: $11,549)		12,846

Preferred Stocks (0.0%)

Finance Services (0.0%)
Ally Financial, Inc., 7.00%, 12/31/11 144A	70	66

Total Preferred Stocks (Cost: $43)		66

Investment Grade Segment (6.0%)

Aerospace/Defense (0.1%)
BAE Systems Holdings, Inc., 6.375%, 6/1/19 144A	15,000	16
Goodrich Corp., 4.875%, 3/1/20	15,000	16
Meccanica Holdings USA, 6.25%, 7/15/19 144A	30,000	32
Meccanica Holdings USA, 6.25%, 1/15/40 144A	15,000	14
Northrop Grumman Corp., 3.50%, 3/15/21	70,000	65

Total		143

Auto Manufacturing (0.0%)
American Honda Finance Corp., 3.50%, 3/16/15 144A	35,000	36
PACCAR Financial Corp., 1.95%, 12/17/12	10,000	10
PACCAR, Inc., 6.875%, 2/15/14	20,000	23

Total		69

Banking (1.8%)
Ameriprise Financial, Inc., 5.30%, 3/15/20	5,000	5
ANZ National Int’l, Ltd./London, 2.375%, 12/21/12 144A	135,000	137

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio	185

Asset Allocation Portfolio

Investment Grade Segment (6.0%)	Shares/ $ Par	Value $ (000’s)

Banking continued
Bank of America Corp., 5.625%, 7/1/20	115,000	117
Bank of America Corp., 5.75%, 12/1/17	20,000	21
Bank of America Corp., 6.00%, 9/1/17	30,000	32
Bank of New York Mellon Corp., 2.50%, 1/15/16	15,000	15
Barclays Bank PLC, 2.50%, 9/21/15 144A	200,000	193
BNP Paribas Home Loan Covered Bonds SA, 2.20%, 11/2/15 144A	300,000	287
Canadian Imperial Bank of Commerce, 2.60%, 7/2/15 144A	150,000	151
Cie de Financement Foncier, 2.50%, 9/16/15 144A	250,000	244
Citigroup, Inc., 4.75%, 5/19/15	150,000	157
Citigroup, Inc., 6.125%, 11/21/17	65,000	71
Countrywide Financial Corp., 5.80%, 6/7/12	40,000	42
Credit Suisse Guernsey, Ltd., 5.86%, 12/31/49	5,000	5
Credit Suisse/New York NY, 5.50%, 5/1/14	125,000	137
DnB NOR Boligkreditt, 2.10%, 10/14/15 144A	250,000	238
Eksportfinans ASA, 2.00%, 9/15/15	250,000	244
First Horizon National Corp., 5.375%, 12/15/15	45,000	45
The Goldman Sachs Group, Inc., 3.70%, 8/1/15	15,000	15
The Goldman Sachs Group, Inc., 5.95%, 1/18/18	5,000	5
The Goldman Sachs Group, Inc., 6.00%, 6/15/20	35,000	38
The Goldman Sachs Group, Inc., 6.15%, 4/1/18	50,000	55
The Goldman Sachs Group, Inc., 6.25%, 9/1/17	5,000	6
HSBC Capital Funding LP, 4.61%, 12/31/49 144A	25,000	24
JPMorgan Chase & Co., 4.25%, 10/15/20	175,000	171
JPMorgan Chase & Co., 6.00%, 1/15/18	30,000	34
JPMorgan Chase & Co., 7.90%, 12/31/49	85,000	90
Merrill Lynch & Co., 6.22%, 9/15/26	20,000	19
Merrill Lynch & Co., 6.40%, 8/28/17	120,000	127
Morgan Stanley, 3.45%, 11/2/15	70,000	68
Morgan Stanley, 5.55%, 4/27/17	100,000	104
Morgan Stanley, 5.95%, 12/28/17	100,000	106
Morgan Stanley, 6.625%, 4/1/18	40,000	43
Morgan Stanley, 7.30%, 5/13/19	5,000	6
Nationwide Building Society, 2.50%, 8/17/12 144A	250,000	256
NB Capital Trust IV, 8.25%, 4/15/27	85,000	86
PNC Funding Corp., 4.375%, 8/11/20	65,000	64
Regions Financial Corp., 5.75%, 6/15/15	80,000	78
Sparebanken 1 Boligkreditt, 1.25%, 10/25/13 144A	200,000	199
SunTrust Banks, Inc., 6.00%, 9/11/17	25,000	26
Swedbank AB, 2.90%, 1/14/13 144A	500,000	516
The Toronto-Dominion Bank, 2.20%, 7/29/15 144A	80,000	79
U.S. Bancorp, 4.20%, 5/15/14	30,000	32
USB Capital XIII Trust, 6.625%, 12/15/39	20,000	20
Wachovia Corp., 5.75%, 2/1/18	5,000	6
Wells Fargo & Co., 7.98%, 12/31/49	40,000	42
Westpac Banking Corp., 3.00%, 8/4/15	20,000	20

Total		4,476

Beverage/Bottling (0.2%)
Anheuser-Busch Cos., 4.50%, 4/1/18	5,000	5
Anheuser-Busch Cos., 5.75%, 4/1/36	15,000	16
Anheuser-Busch InBev Worldwide, Inc., 8.20%, 1/15/39 144A	70,000	95
The Coca-Cola Co., 3.15%, 11/15/20	50,000	47

Investment Grade Segment (6.0%)	Shares/ $ Par	Value $ (000’s)

Beverage/Bottling continued
Dr. Pepper Snapple Group, Inc., 6.82%, 5/1/18	35,000	42
Dr. Pepper Snapple Group, Inc., 7.45%, 5/1/38	30,000	37
PepsiCo, Inc., 3.125%, 11/1/20	145,000	136
PepsiCo, Inc., 7.90%, 11/1/18	35,000	45

Total		423

Cable/Media/Broadcasting/Satellite (0.3%)
Comcast Corp., 6.95%, 8/15/37	70,000	79
DIRECTV Holdings LLC, 3.55%, 3/15/15	40,000	41
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.875%, 10/1/19	90,000	98
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 6.00%, 8/15/40	65,000	65
Gannett Co., Inc., 6.375%, 9/1/15 144A	35,000	35
Gannett Co., Inc., 7.125%, 9/1/18 144A	45,000	45
Gannett Co., Inc., 9.375%, 11/15/17	40,000	45
Historic TW, Inc., 6.625%, 5/15/29	40,000	44
Historic TW, Inc., 6.875%, 6/15/18	10,000	12
NBC Universal, Inc., 4.375%, 4/1/21 144A	120,000	117
News America, Inc., 6.90%, 8/15/39	10,000	11
TCI Communications, Inc., 8.75%, 8/1/15	60,000	74
Time Warner Cable, Inc., 4.125%, 2/15/21	75,000	71
Time Warner Entertainment Co. LP, 8.375%, 3/15/23	55,000	69

Total		806

Conglomerate/Diversified Manufacturing (0.1%)
The Dow Chemical Co., 7.60%, 5/15/14	40,000	46
Eastman Chemical Co., 7.25%, 1/15/24	5,000	6
Honeywell International, Inc., 5.30%, 3/1/18	45,000	50
Potash Corp. of Saskatchewan, Inc., 3.25%, 12/1/17	45,000	44
PPG Industries, Inc., 3.60%, 11/15/20	70,000	65
United Technologies Corp., 5.375%, 12/15/17	70,000	79

Total		290

Consumer Products (0.1%)
Colgate-Palmolive Co., 2.95%, 11/1/20	30,000	28
Colgate-Palmolive Co., 4.20%, 5/15/13	15,000	16
Fortune Brands, Inc., 5.375%, 1/15/16	65,000	67
The Procter & Gamble Co., 5.55%, 3/5/37	40,000	44

Total		155

Electric Utilities (0.5%)
Alabama Power Co., 3.375%, 10/1/20	25,000	24
Ameren Corp., 8.875%, 5/15/14	15,000	17
Arizona Public Service Co., 8.75%, 3/1/19	10,000	13
Bruce Mansfield Unit, 6.85%, 6/1/34	29,433	29
Carolina Power & Light, Inc., 5.15%, 4/1/15	25,000	28
Carolina Power & Light, Inc., 6.50%, 7/15/12	20,000	22
CenterPoint Energy Houston Electric LLC, 5.70%, 3/15/13	15,000	16
CenterPoint Energy Houston Electric LLC, 6.95%, 3/15/33	10,000	12
Commonwealth Edison Co., 4.00%, 8/1/20	25,000	25
Commonwealth Edison Co., 5.95%, 8/15/16	5,000	6
Commonwealth Edison Co., 6.15%, 9/15/17	5,000	6
Connecticut Light & Power Co., 5.65%, 5/1/18	10,000	11
The Detroit Edison Co., 3.45%, 10/1/20	25,000	24
DTE Energy Co., 6.375%, 4/15/33	5,000	5
Duke Energy Corp., 6.25%, 6/15/18	5,000	6
Duke Energy Indiana, Inc., 3.75%, 7/15/20	45,000	44
Entergy Louisiana LLC, 4.44%, 1/15/26	50,000	46

The Accompanying Notes are an Integral Part of the Financial Statements.

186	Asset Allocation Portfolio

Asset Allocation Portfolio

Investment Grade Segment (6.0%)	Shares/ $ Par	Value $ (000’s)

Electric Utilities continued
Entergy Louisiana LLC, 6.50%, 9/1/18	25,000	29
Entergy Mississippi, Inc., 6.25%, 4/1/34	55,000	55
Exelon Generation Co. LLC, 6.20%, 10/1/17	30,000	34
Indiana Michigan Power Co., 5.05%, 11/15/14	160,000	172
Kiowa Power Partners LLC, 4.811%, 12/30/13 144A	29,939	31
Monongahela Power Co., 5.70%, 3/15/17 144A	45,000	49
Nevada Power Co., 5.95%, 3/15/16	10,000	11
NSTAR, 4.50%, 11/15/19	10,000	10
Ohio Edison Co., 6.875%, 7/15/36	5,000	5
Pacific Gas & Electric Co., 3.50%, 10/1/20	95,000	90
Pacific Gas & Electric Co., 4.80%, 3/1/14	30,000	32
Pacific Gas & Electric Co., 5.625%, 11/30/17	10,000	11
Potomac Electric Power Co., 6.50%, 11/15/37	5,000	6
PPL Energy Supply LLC, 6.50%, 5/1/18	10,000	11
Public Service Co. of Colorado, 3.20%, 11/15/20	30,000	28
Public Service Co. of Colorado, 5.80%, 8/1/18	10,000	11
Public Service Electric & Gas Co., 5.00%, 1/1/13	100,000	107
Puget Sound Energy, Inc., 6.274%, 3/15/37	30,000	32
San Diego Gas & Electric Co., 4.50%, 8/15/40	30,000	27
San Diego Gas & Electric Co., 6.125%, 9/15/37	10,000	11
Sempra Energy, 6.15%, 6/15/18	15,000	17
South Carolina Electric & Gas Co., 6.05%, 1/15/38	15,000	16
Tampa Electric Co., 6.10%, 5/15/18	25,000	28
Tampa Electric Co., 6.15%, 5/15/37	25,000	26
Tampa Electric Co., 6.55%, 5/15/36	30,000	33
The Toledo Edison Co., 6.15%, 5/15/37	40,000	41
Union Electric Co., 6.40%, 6/15/17	10,000	11
Union Electric Co., 6.70%, 2/1/19	10,000	12
Virginia Electric & Power Co., 3.45%, 9/1/22	65,000	61

Total		1,341

Electronics (0.1%)
Broadcom Corp., 2.375%, 11/1/15 144A	35,000	34
Cisco Systems, Inc., 5.50%, 1/15/40	25,000	26
Hewlett-Packard Co., 2.125%, 9/13/15	55,000	54
International Business Machines Corp., 2.00%, 1/5/16	100,000	98

Total		212

Food Processors (0.1%)
Campbell Soup Co., 3.05%, 7/15/17	20,000	20
General Mills, Inc., 5.25%, 8/15/13	10,000	11
General Mills, Inc., 5.65%, 2/15/19	20,000	22
General Mills, Inc., 5.70%, 2/15/17	55,000	62
Kellogg Co., 4.00%, 12/15/20	75,000	74
Kellogg Co., 4.45%, 5/30/16	10,000	11
Kraft Foods, Inc., 6.125%, 2/1/18	55,000	63
Kraft Foods, Inc., 6.50%, 8/11/17	20,000	23

Total		286

Gas Pipelines (0.1%)
CenterPoint Energy Resources Corp., 6.125%, 11/1/17	10,000	11
DCP Midstream LLC, 5.35%, 3/15/20 144A	15,000	16
Energy Transfer Partners LP, 6.70%, 7/1/18	15,000	17
Enterprise Products Operating LLC, 6.65%, 4/15/18	50,000	57
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20	45,000	47

Investment Grade Segment (6.0%)	Shares/ $ Par	Value $ (000’s)

Gas Pipelines continued
Kinder Morgan Energy Partners LP, 5.95%, 2/15/18	10,000	11
Kinder Morgan Energy Partners LP, 6.50%, 2/1/37	15,000	16
Magellan Midstream Partners LP, 6.55%, 7/15/19	30,000	34
Plains All American Pipeline LP/PAA Finance Corp., 3.95%, 9/15/15	30,000	31
Plains All American Pipeline LP/PAA Finance Corp., 6.50%, 5/1/18	15,000	17
Southern Natural Gas Co., 5.90%, 4/1/17 144A	20,000	21
Williams Partners LP, 5.25%, 3/15/20	10,000	10

Total		288

Health Care/Pharmaceuticals (0.1%)
Becton, Dickinson & Co., 3.25%, 11/12/20	30,000	28
GlaxoSmithKline Capital, Inc., 6.375%, 5/15/38	20,000	24
Johnson & Johnson, 5.85%, 7/15/38	40,000	46
Medco Health Solutions, Inc., 7.125%, 3/15/18	25,000	29
Merck & Co., 3.875%, 1/15/21	50,000	50
Merck & Co., 5.75%, 11/15/36	5,000	5
Novartis Securities Investment, Ltd., 5.125%, 2/10/19	5,000	5
Pfizer, Inc., 5.35%, 3/15/15	15,000	17
Roche Holdings, Inc., 6.00%, 3/1/19 144A	75,000	87
Wyeth, 5.50%, 2/15/16	5,000	6
Wyeth, 5.95%, 4/1/37	35,000	39

Total		336

Independent Finance (0.1%)
General Electric Capital Corp., 5.625%, 5/1/18	125,000	136

Total		136

Information/Data Technology (0.1%)
Adobe Systems, Inc., 3.25%, 2/1/15	30,000	31
Oracle Corp., 3.875%, 7/15/20 144A	75,000	74
SAIC, Inc., 4.45%, 12/1/20 144A	25,000	25
SAIC, Inc., 5.95%, 12/1/40 144A	50,000	51
Symantec Corp., 2.75%, 9/15/15	20,000	19

Total		200

Life Insurance (0.0%)
MetLife, Inc., 6.75%, 6/1/16	20,000	23
MetLife, Inc., 6.817%, 8/15/18	10,000	12
Prudential Financial, Inc., 3.625%, 9/17/12	5,000	5
Prudential Financial, Inc., 4.50%, 11/15/20	45,000	44
Prudential Financial, Inc., 5.375%, 6/21/20	19,000	20
Prudential Financial, Inc., 5.70%, 12/14/36	5,000	5
Teachers Insurance & Annuity Association-College Retirement Equity Fund, 6.85%, 12/16/39 144A	20,000	23

Total		132

Machinery (0.0%)
Caterpillar Financial Services Corp., 5.45%, 4/15/18	10,000	11
Caterpillar Financial Services Corp., 5.85%, 9/1/17	50,000	56
John Deere Capital Corp., 5.50%, 4/13/17	50,000	56

Total		123

Metals/Mining (0.1%)
Alcoa, Inc., 5.375%, 1/15/13	19,000	20
ArcelorMittal, 5.375%, 6/1/13	10,000	11

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio	187

Asset Allocation Portfolio

	Investment Grade Segment (6.0%)	Shares/ $ Par	Value $ (000’s)

	Metals/Mining continued
	ArcelorMittal, 6.125%, 6/1/18	35,000	37
	ArcelorMittal, 9.85%, 6/1/19	25,000	31
	ArcelorMittal USA, Inc., 6.50%, 4/15/14	10,000	11
	Barrick North America Finance LLC, 6.80%, 9/15/18	25,000	30
	Freeport-McMoRan Copper & Gold, Inc., 8.25%, 4/1/15	15,000	16
	Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17	35,000	39
	Rio Tinto Finance USA, Ltd., 1.875%, 11/2/15	30,000	29
	Rio Tinto Finance USA, Ltd., 9.00%, 5/1/19	15,000	20
	Southern Copper Corp., 5.375%, 4/16/20	5,000	5
	Vale Overseas, Ltd., 5.625%, 9/15/19	10,000	11

	Total		260

	Natural Gas Distributors (0.0%)
	NiSource Finance Corp., 6.40%, 3/15/18	10,000	11

	Total		11

	Oil and Gas (0.4%)
	BP Capital Markets PLC, 4.50%, 10/1/20	60,000	60
	BP Capital Markets PLC, 4.75%, 3/10/19	110,000	113
	Canadian Natural Resources, Ltd., 5.85%, 2/1/35	5,000	5
	Canadian Natural Resources, Ltd., 6.45%, 6/30/33	45,000	50
	ConocoPhillips, 6.00%, 1/15/20	120,000	140
	EnCana Corp., 6.50%, 8/15/34	30,000	33
	EnCana Corp., 6.625%, 8/15/37	10,000	11
	EOG Resources, Inc., 4.10%, 2/1/21	60,000	59
	EOG Resources, Inc., 4.40%, 6/1/20	15,000	15
	EOG Resources, Inc., 5.625%, 6/1/19	5,000	6
	Hess Corp., 5.60%, 2/15/41	25,000	25
	Husky Energy, Inc., 7.25%, 12/15/19	5,000	6
	Marathon Oil Corp., 6.60%, 10/1/37	10,000	11
	Nexen, Inc., 6.20%, 7/30/19	50,000	54
	Occidental Petroleum Corp., 4.10%, 2/1/21	20,000	20
	Occidental Petroleum Corp., 4.125%, 6/1/16	40,000	43
	Pemex Project Funding Master Trust, 6.625%, 6/15/35	15,000	15
	Petro-Canada, 5.95%, 5/15/35	45,000	46
	Shell International Finance BV, 4.30%, 9/22/19	65,000	68
	Suncor Energy, Inc., 6.50%, 6/15/38	20,000	22
	Suncor Energy, Inc., 6.85%, 6/1/39	15,000	17
	Talisman Energy, Inc., 3.75%, 2/1/21	45,000	42
	Valero Energy Corp., 6.125%, 2/1/20	45,000	48
	XTO Energy, Inc., 5.50%, 6/15/18	30,000	35
	XTO Energy, Inc., 6.25%, 8/1/17	10,000	12

	Total		956

	Other Finance (0.1%)
	American Express Co., 6.15%, 8/28/17	35,000	39
	American Express Credit Corp., 5.125%, 8/25/14	15,000	16
	CVS Pass-Through Trust, 5.773%, 1/10/33 144A	40,000	40
	The NASDAQ OMX Group, Inc., 5.55%, 1/15/20	55,000	56
	USAA Capital Corp., 2.24%, 3/30/12	60,000	61

	Total		212

	Other Holdings (0.7%)
(f)	Brazilian Government International Bond, 12.50%, 1/5/16	345,000	241

	Investment Grade Segment (6.0%)	Shares/ $ Par	Value $ (000’s)

	Other Holdings continued
(f)	Canadian Treasury Bill, 0.00%, 2/3/11	420,000	421
(f)	Commonwealth of Australia, 0.00%, 1/21/11	260,000	265
(f)	Mexico Cetes, 0.00%, 1/27/11	699,000	565
(f)	Morgan Stanley, 10.00%, 4/8/12 144A	250,000	151

	Total		1,643

	Other Services (0.1%)
	American Tower Corp., 4.625%, 4/1/15	10,000	11
	American Tower Corp., 7.00%, 10/15/17	15,000	17
	CC Holdings GS V LLC/Crown Castle GS III Corp., 7.75%, 5/1/17 144A	80,000	87
	Republic Services, Inc., 5.25%, 11/15/21	25,000	26

	Total		141

	Railroads (0.1%)
	Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	45,000	43
	Burlington Northern Santa Fe LLC, 5.75%, 5/1/40	50,000	52
	Burlington Northern Santa Fe LLC, 6.15%, 5/1/37	5,000	5
	Canadian National Railway Co., 5.85%, 11/15/17	5,000	6
	Canadian Pacific Railway Co., 4.45%, 3/15/23	25,000	24
	CSX Corp., 5.60%, 5/1/17	30,000	33
	Norfolk Southern Corp., 5.257%, 9/17/14	25,000	27
	Norfolk Southern Corp., 5.64%, 5/17/29	50,000	52
	Norfolk Southern Corp., 5.75%, 1/15/16	30,000	34
	Union Pacific Corp., 4.00%, 2/1/21	15,000	15

	Total		291

	Real Estate Investment Trusts (0.2%)
	AvalonBay Communities, Inc., 5.70%, 3/15/17	35,000	39
	BRE Properties, Inc., 5.20%, 3/15/21	61,000	61
	BRE Properties, Inc., 5.50%, 3/15/17	25,000	26
	CommonWealth REIT, 5.75%, 11/1/15	65,000	68
	CommonWealth REIT, 5.875%, 9/15/20	40,000	38
	ERP Operating LP, 4.75%, 7/15/20	45,000	45
	ERP Operating LP, 5.125%, 3/15/16	20,000	22
	ERP Operating LP, 5.75%, 6/15/17	10,000	11
	HCP, Inc., 6.00%, 1/30/17	25,000	26
	HCP, Inc., 6.70%, 1/30/18	10,000	11
	Vornado Realty LP, 4.25%, 4/1/15	90,000	91
	WEA Finance LLC, 7.125%, 4/15/18 144A	25,000	29
	WEA Finance LLC / WT Finance Aust Pty, Ltd., 7.50%, 6/2/14 144A	15,000	17

	Total		484

	Restaurants (0.0%)
	Darden Restaurants, Inc., 6.20%, 10/15/17	25,000	28
	Darden Restaurants, Inc., 6.80%, 10/15/37	60,000	65

	Total		93

	Retail Food and Drug (0.1%)
	CVS Caremark Corp., 6.25%, 6/1/27	40,000	44
	Delhaize Group, 6.50%, 6/15/17	40,000	45
	The Kroger Co., 7.50%, 4/1/31	40,000	49

	Total		138

	Retail Stores (0.2%)
	AutoZone, Inc., 7.125%, 8/1/18	10,000	12
	The Home Depot, Inc., 5.875%, 12/16/36	45,000	47
	Lowe’s Cos., Inc., 3.75%, 4/15/21	75,000	72
	Lowe’s Cos., Inc., 5.80%, 4/15/40	20,000	21
	Nordstrom, Inc., 6.25%, 1/15/18	15,000	17

The Accompanying Notes are an Integral Part of the Financial Statements.

188	Asset Allocation Portfolio

Asset Allocation Portfolio

	Investment Grade Segment (6.0%)	Shares/ $ Par	Value $ (000’s)

	Retail Stores continued
	Nordstrom, Inc., 7.00%, 1/15/38	15,000	17
	Target Corp., 6.50%, 10/15/37	15,000	17
	Wal-Mart Stores, Inc., 3.25%, 10/25/20	65,000	61
	Wal-Mart Stores, Inc., 3.625%, 7/8/20	15,000	15
	Wal-Mart Stores, Inc., 4.875%, 7/8/40	115,000	110
	Wal-Mart Stores, Inc., 5.00%, 10/25/40	30,000	29

	Total		418

	Telecommunications (0.3%)
	America Movil SAB de CV, 5.00%, 3/30/20	65,000	68
	AT&T Corp., 8.00%, 11/15/31	200,000	251
	AT&T, Inc., 2.50%, 8/15/15	20,000	20
	Qwest Corp., 6.50%, 6/1/17	40,000	43
	Qwest Corp., 8.375%, 5/1/16	10,000	12
	Rogers Communications, Inc., 6.375%, 3/1/14	50,000	56
	Telefonica Emisiones SAU, 5.877%, 7/15/19	35,000	36
	Verizon Communications, Inc., 5.85%, 9/15/35	80,000	83
	Verizon Communications, Inc., 6.25%, 4/1/37	30,000	32
	Verizon Communications, Inc., 6.35%, 4/1/19	50,000	58

	Total		659

	Tobacco (0.0%)
	Altria Group, Inc., 9.95%, 11/10/38	50,000	71
	Lorillard Tobacco Co., 8.125%, 6/23/19	35,000	39

	Total		110

	Transportation Services (0.0%)
	United Parcel Service, Inc., 3.125%, 1/15/21	45,000	42

	Total		42

	Total Investment Grade Segment (Cost: $14,482)		14,874

	Governments (7.1%)

	Governments (7.1%)
	Overseas Private Investment, 4.10%, 11/15/14	50,160	53
(e)	Tennesse Valley Authority Stripped, 0.00%, 4/15/42	1,000,000	1,036
	US Department of Housing & Urban Development, 6.08%, 8/1/13	100,000	103
	US Treasury, 0.50%, 11/15/13	25,000	25
	US Treasury, 0.875%, 2/29/12	4,290,000	4,315
	US Treasury, 1.25%, 9/30/15	25,000	24
	US Treasury, 1.25%, 10/31/15	95,000	92
	US Treasury, 1.375%, 11/30/15	85,000	83
	US Treasury, 2.50%, 3/31/15	3,215,000	3,328
	US Treasury, 2.625%, 8/15/20	1,020,000	967
	US Treasury, 2.625%, 11/15/20	335,000	316
	US Treasury, 2.75%, 2/15/19	2,890,000	2,853
	US Treasury, 3.50%, 5/15/20	645,000	661
	US Treasury, 3.625%, 2/15/20	1,830,000	1,899
	US Treasury, 3.875%, 8/15/40	125,000	115
	US Treasury, 4.375%, 5/15/40	60,000	60
	US Treasury, 4.625%, 2/15/40	480,000	503
	US Treasury, 5.25%, 2/15/29	540,000	619
	US Treasury Inflation Index Bond, 2.00%, 4/15/12	169,210	175
	US Treasury Inflation Index Bond, 2.625%, 7/15/17	291,243	332

	Total Governments (Cost: $17,547)		17,559

Municipal Bonds (0.3%)	Shares/ $ Par	Value $ (000’s)

Municipal Bonds (0.3%)
American Municipal Power, Inc., Series 2010, 5.939%, 2/15/47 RB	88,000	80
Board of Regents of the University of Texas System, Series 2010C, 4.794%, 8/15/46 RB	60,000	54
Board of Regents of the University of Texas System, Series 2009B, 6.276%, 8/15/41 RB	10,000	10
The City of New York, Series C-1, 5.517%, 10/1/37 GO	40,000	37
Connecticut Housing Finance Authority, Series D-2, 5.00%, 11/15/26 RB	50,000	51
Dallas Area Rapid Transit, Series 2010B, 5.022%, 12/1/48 RB	75,000	66
Dallas Independent School District, Series 2010C, 6.45%, 2/15/35 GO, PSF	75,000	78
Dormitory Authority of the State of New York, Series 2010H, 5.389%, 3/15/40 RB	15,000	14
Metropolitan Transportation Authority, Series 2010C-1, 6.687%, 11/15/40 RB	12,000	12
Metropolitan Transportation Authority, Series 2009C, 7.336%, 11/15/39 RB	35,000	39
Montana Facility Finance Authority, Series 2010A, 4.75%, 5/20/37 RB, GNMA, FHA	110,000	99
New Jersey Turnpike Authority, Series 2009F, 7.414%, 1/1/40 RB	25,000	28
New York City Municipal Water Finance Authority, Series AA, 5.44%, 6/15/43 RB	30,000	28
New York City Municipal Water Finance Authority, Series AA-1, 5.75%, 6/15/41 RB	10,000	10
State of California, Series 2009, 7.55%, 4/1/39 GO	50,000	52
State of California, Series 2010, 7.60%, 11/1/40 GO	25,000	26
Texas Transportation Commission, Series 2010A, 4.681%, 4/1/40 GO	23,000	21
University of California Regents Medical Center, Series H, 6.548%, 5/15/48 RB	50,000	49

Total Municipal Bonds (Cost: $789)		754

Structured Products (7.1%)

Structured Products (7.1%)
AEP Texas Central Transition Funding LLC, Series 2006-A, Class A5, 5.306%, 7/1/21	1,183,000	1,324
Asset Securitization Corp., Series 1997-D5, Class PS1, 1.386%, 2/14/43 IO	1,824,154	47
Banc of America Alternative Loan Trust, Series 2006-3, Class 1CB1, 6.00%, 4/25/36	83,699	62
Banc of America Alternative Loan Trust, Series 2006-4, Class 4CB1, 6.50%, 5/25/46	100,176	72
Banc of America Funding Corp., Series 2007-1, Class TA1A, 0.321%, 1/25/37	57,900	28

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio	189

Asset Allocation Portfolio

Structured Products (7.1%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Banc of America Funding Corp., Series 2007-4, Class TA1A, 0.351%, 5/25/37	81,308	74
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PWR18, Class A2, 5.613%, 6/13/50	175,000	182
CenterPoint Energy Transition Bond Co. LLC, 5.17%, 8/1/19	140,000	156
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.698%, 12/10/49	336,000	359
Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 2CB1, 5.50%, 8/25/34	33,520	34
Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 4/25/35	33,208	33
Credit Suisse Mortgage Capital Certificates, Series 2009-RR1, Class A3A, 5.383%, 2/15/40 144A	85,000	88
Credit Suisse Mortgage Capital Certificates, Series 2007-5, Class 3A19, 6.00%, 8/25/37	124,363	111
Credit Suisse Mortgage Capital Certificates, Series 2007-5, Class 3A9, 6.00%, 8/25/37	113,412	101
FDIC Structured Sale Guaranteed Notes, Series 2010-S2, Class 2A, 2.57%, 7/29/47 144A	285,498	288
Federal Home Loan Mortgage Corp., Series K009, Class X1, 1.522%, 8/25/20 IO	1,048,368	97
Federal Home Loan Mortgage Corp., 4.00%, 10/1/20	72,976	75
Federal Home Loan Mortgage Corp., 4.50%, 5/1/19	106,835	113
Federal Home Loan Mortgage Corp., 4.50%, 7/1/20	204,339	215
Federal Home Loan Mortgage Corp., Series 3065, Class TN, 4.50%, 10/15/33	76,314	81
Federal Home Loan Mortgage Corp., 4.50%, 2/1/39	1,010,000	1,036
Federal Home Loan Mortgage Corp., 5.00%, 11/1/19	131,080	140
Federal Home Loan Mortgage Corp., 5.00%, 2/1/20	22,991	25
Federal Home Loan Mortgage Corp., 5.00%, 5/1/20	87,277	94
Federal Home Loan Mortgage Corp., 5.00%, 10/1/20	73,889	79
Federal Home Loan Mortgage Corp., 5.00%, 11/1/39	88,562	93
Federal Home Loan Mortgage Corp., 5.50%, 9/1/19	27,566	30

Structured Products (7.1%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal Home Loan Mortgage Corp., 5.50%, 11/1/19	85,547	92
Federal Home Loan Mortgage Corp., 5.50%, 12/1/19	19,464	21
Federal Home Loan Mortgage Corp., 5.50%, 3/1/20	120,947	132
Federal Home Loan Mortgage Corp., 5.50%, 4/1/22	243,713	261
Federal Home Loan Mortgage Corp., 5.50%, 6/1/35	82,855	89
Federal Home Loan Mortgage Corp., Series K001, Class A2, 5.651%, 4/25/16	290,700	323
Federal Home Loan Mortgage Corp., Series 2840, Class LK, 6.00%, 11/15/17	115,422	121
Federal Home Loan Mortgage Corp., Series 2439, Class LH, 6.00%, 4/15/32	82,802	91
Federal National Mortgage Association, 4.50%, 6/1/19	230,225	244
Federal National Mortgage Association, 4.50%, 12/1/19	22,946	24
Federal National Mortgage Association, 4.50%, 7/1/20	107,324	113
Federal National Mortgage Association, 4.50%, 9/1/24	171,257	180
Federal National Mortgage Association, 5.00%, 3/1/20	104,664	113
Federal National Mortgage Association, 5.00%, 4/1/20	42,372	46
Federal National Mortgage Association, 5.00%, 5/1/20	167,113	179
Federal National Mortgage Association, 5.00%, 11/1/34	616,480	655
Federal National Mortgage Association, 5.00%, 4/1/35	93,644	100
Federal National Mortgage Association, 5.00%, 7/1/35	287,150	306
Federal National Mortgage Association, 5.00%, 10/1/35	49,713	53
Federal National Mortgage Association, 5.32%, 4/1/14	130,620	141
Federal National Mortgage Association, Series 2006-M1, Class C, 5.355%, 2/25/16	555,000	605
Federal National Mortgage Association, 5.38%, 1/1/17	151,000	164
Federal National Mortgage Association, 5.50%, 4/1/21	85,441	93
Federal National Mortgage Association, 5.50%, 10/1/34	278,192	299
Federal National Mortgage Association, 5.50%, 3/1/35	119,513	130

The Accompanying Notes are an Integral Part of the Financial Statements.

190	Asset Allocation Portfolio

Asset Allocation Portfolio

Structured Products (7.1%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 5.50%, 9/1/35	620,595	668
Federal National Mortgage Association, 5.50%, 11/1/35	611,355	658
Federal National Mortgage Association, 5.50%, 2/1/37	478,687	516
Federal National Mortgage Association, 5.50%, 4/1/38	813,701	877
Federal National Mortgage Association, 6.00%, 10/1/34	252,676	278
Federal National Mortgage Association, 6.00%, 11/1/34	212,207	233
Federal National Mortgage Association, 6.00%, 5/1/35	11,252	12
Federal National Mortgage Association, 6.00%, 6/1/35	1,807	2
Federal National Mortgage Association, 6.00%, 7/1/35	121,635	133
Federal National Mortgage Association, 6.00%, 10/1/35	57,508	63
Federal National Mortgage Association, 6.00%, 11/1/35	161,712	177
Federal National Mortgage Association, 6.00%, 9/1/36	75,437	83
Federal National Mortgage Association, Series 2002-W4, Class A4, 6.25%, 5/25/42	278,779	320
Federal National Mortgage Association, 6.50%, 1/1/39	592,078	658
Final Maturity Amortizing Notes, Series 2004-1, Class 1, 4.45%, 8/25/12	239,051	245
Ford Credit Auto Owner Trust, Series 2009-E, Class D, 5.53%, 5/15/16 144A	300,000	315
Ford Credit Auto Owner Trust, Series 2009-D, Class D, 8.14%, 2/15/16 144A	300,000	335
Goldman Sachs Mortgage Securities Corp. II, Series 2009-RR, Class CSA, 5.286%, 12/17/39 144A	40,000	39
Goldman Sachs Mortgage Securities Corp. II, Series 2009-RR1, Class GGA, 5.858%, 7/12/38 144A	30,000	33
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, 4.799%, 8/10/42	25,000	26
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2009-RR1, Class A4A, 5.653%, 3/18/51 144A	522,000	545
LB-UBS Commercial Mortgage Trust, Series 2001-WM, Class A2, 6.53%, 7/14/16 144A	23,500	24

Structured Products (7.1%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
LB-UBS Commercial Mortgage Trust, Series 2001-WM, Class F, 7.272%, 7/14/16 144A	140,000	140
Louisiana Public Facilities Authority, Series 2008, Class A2, 5.75%, 2/1/19	32,000	36
Louisiana Public Facilities Authority, Series 2008, Class A3, 6.55%, 8/1/20	150,000	175
MASTR Asset Securitization Trust, Series 2003-10, Class 1A1, 5.25%, 11/25/23	40,682	42
MASTR Asset Securitization Trust, Series 2003-12, Class 1A1, 5.25%, 12/25/24	36,387	38
Merrill Lynch Alternative Note Asset Trust, Series 2007-A1, Class A2A, 0.331%, 1/25/37	131,342	52
Morgan Stanley Reremic Trust, Series 2009-GG10, Class A4A, 5.807%, 8/12/45 144A	557,000	596
Residential Funding Mortgage Securities I, Inc., Series 2003-S18, Class A1, 4.50%, 10/25/18	18,371	19
TBW Mortgage Backed Pass Through Certificates, Series 2007-1, Class A1, 0.351%, 3/25/37	75,305	70
Thornburg Mortgage Securities Trust, Series 2007-1, Class A1, 0.371%, 3/25/37	78,369	76
Thornburg Mortgage Securities Trust, Series 2006-5, Class A1, 0.381%, 10/25/46	108,584	108
Thornburg Mortgage Securities Trust, Series 2007-2, Class A3A, 0.383%, 6/25/37	135,636	133
Washington Mutual Alternative Mortgage Pass-Through Certficates, Series 2006-6, Class 4A, 6.791%, 11/25/34	43,544	40
Washington Mutual Commercial Mortgage Securities Trust, Series 2003-C1A, Class A, 3.83%, 1/25/35 144A	31,089	31
Wells Fargo Mortgage Backed Securities, Series 2003-12, Class A1, 4.75%, 11/25/18	6,728	7
Wells Fargo Mortgage Backed Securities Trust, Series 2005-1, Class 2A1, 5.00%, 1/25/20	33,467	34
Wells Fargo Mortgage Backed Securities Trust, Series 2005-11, Class 1A1, 5.50%, 11/25/35	151,218	145

Total Structured Products (Cost: $16,638)		17,594

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio	191

Asset Allocation Portfolio

	Below Investment Grade Segment (9.2%)	Shares/ $ Par	Value $ (000’s)

	Aerospace/Defense (0.3%)
	AWAS Aviation Capital, Ltd., 7.00%, 10/15/16 144A	240,000	238
	BE Aerospace, Inc., 6.875%, 10/1/20	45,000	46
	Bombardier, Inc., 7.75%, 3/15/20 144A	85,000	91
	Colt Defense LLC/Colt Finance Corp., 8.75%, 11/15/17 144A	60,000	44
	DynCorp International, Inc., 10.375%, 7/1/17 144A	30,000	31
(c)	Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co., 8.875%, 4/1/15	77,546	59
	Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co., 9.75%, 4/1/17	65,000	37
	L-3 Communications Corp., 6.375%, 10/15/15	100,000	103
	Triumph Group, Inc., 8.625%, 7/15/18	40,000	44

	Total		693

	Autos/Vehicle Parts (0.4%)
	American Axle & Manufacturing Holdings, Inc., 9.25%, 1/15/17 144A	60,000	67
	American Axle & Manufacturing, Inc., 7.875%, 3/1/17	45,000	46
	Cooper-Standard Automotive, Inc., 8.50%, 5/1/18 144A	40,000	42
	Ford Motor Co., 7.45%, 7/16/31	90,000	97
	Ford Motor Credit Co. LLC, 8.00%, 12/15/16	25,000	28
	Ford Motor Credit Co. LLC, 8.125%, 1/15/20	130,000	151
	The Goodyear Tire & Rubber Co., 8.25%, 8/15/20	55,000	57
	The Goodyear Tire & Rubber Co., 10.50%, 5/15/16	75,000	86
	Lear Corp., 8.125%, 3/15/20	50,000	54
(d)	Motors Liquidation Co., 7.20%, 1/15/11	30,000	10
(d)	Motors Liquidation Co., 8.375%, 7/15/33	260,000	93
	Navistar International Corp., 8.25%, 11/1/21	45,000	48
	Oshkosh Corp., 8.25%, 3/1/17	10,000	11
	Pinafore LLC/Pinafore, Inc., 9.00%, 10/1/18 144A	20,000	22
	Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc., 10.625%, 9/1/17 144A	80,000	86

	Total		898

	Basic Materials (0.9%)
	ABI Escrow Corp., 10.25%, 10/15/18 144A	80,000	88
	AK Steel Corp., 7.625%, 5/15/20	30,000	30
	Arch Coal, Inc., 8.75%, 8/1/16	55,000	60
	Ardagh Packaging Finance PLC, 7.375%, 10/15/17 144A	30,000	31
	Ardagh Packaging Finance PLC, 9.125%, 10/15/20 144A	30,000	31
	Ball Corp., 5.75%, 5/15/21	55,000	53
	Berry Plastics Corp., 8.25%, 11/15/15	50,000	53
	Berry Plastics Corp., 9.50%, 5/15/18	40,000	40
	Boise Paper Holdings LLC/Boise Finance Co., 9.00%, 11/1/17	40,000	44
	Boise Paper Holdings LLC/Bosie Co-Issuer Co., 8.00%, 4/1/20	45,000	48
	Cascades, Inc., 7.875%, 1/15/20	60,000	63
	Celanese US Holdings LLC, 6.625%, 10/15/18 144A	15,000	16
	Chemtura Corp., 7.875%, 9/1/18 144A	45,000	48
	Clearwater Paper Corp., 7.125%, 11/1/18 144A	10,000	10

Below Investment Grade Segment (9.2%)	Shares/ $ Par	Value $ (000’s)

Basic Materials continued
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.25%, 12/15/17	30,000	32
CONSOL Energy, Inc., 8.00%, 4/1/17 144A	105,000	112
CONSOL Energy, Inc., 8.25%, 4/1/20 144A	55,000	59
Essar Steel Algoma, Inc., 9.375%, 3/15/15 144A	55,000	55
FMG Resources Property, Ltd., 7.00%, 11/1/15 144A	90,000	92
Graham Packaging Co. LP/GPC Capital Corp. I, 8.25%, 1/1/17	50,000	52
Graham Packaging Co. LP/GPC Capital Corp. I, 8.25%, 10/1/18	20,000	21
Graphic Packaging International, Inc., 7.875%, 10/1/18	10,000	10
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18	85,000	91
Huntsman International LLC, 8.625%, 3/15/20	20,000	22
Huntsman International LLC, 8.625%, 3/15/21 144A	20,000	22
LBI Escrow Corp., 8.00%, 11/1/17 144A	58,000	64
Mercer International, Inc., 9.50%, 12/1/17 144A	40,000	41
Momentive Performance Materials, Inc., 9.00%, 1/15/21 144A	45,000	47
Murray Energy Corp., 10.25%, 10/15/15 144A	45,000	47
NewPage Corp., 10.00%, 5/1/12	120,000	68
NewPage Corp., 11.375%, 12/31/14	155,000	146
Novelis, Inc., 7.25%, 2/15/15	112,000	115
Omnova Solutions, Inc., 7.875%, 11/1/18 144A	20,000	20
Patriot Coal Corp., 8.25%, 4/30/18	55,000	56
PolyOne Corp., 7.375%, 9/15/20	10,000	10
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 7.125%, 4/15/19 144A	75,000	76
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 7.75%, 10/15/16 144A	70,000	74
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 9.00%, 4/15/19 144A	45,000	47
Severstal Columbus LLC, 10.25%, 2/15/18 144A	65,000	69
Steel Dynamics, Inc., 7.625%, 3/15/20 144A	25,000	27
TPC Group LLC, 8.25%, 10/1/17 144A	35,000	37
United States Steel Corp., 7.375%, 4/1/20	65,000	67
Verso Paper Holdings LLC/Verso Paper, Inc., 9.125%, 8/1/14	65,000	67
Vertellus Specialties, Inc., 9.375%, 10/1/15 144A	15,000	16

Total		2,277

Builders/Building Materials (0.2%)
Associated Materials LLC, 9.125%, 11/1/17 144A	45,000	47
Cemex Finance LLC, 9.50%, 12/14/16 144A	45,000	47
Headwaters, Inc., 11.375%, 11/1/14	25,000	27
Interline Brands, Inc., 7.00%, 11/15/18 144A	10,000	10
KB Home, 7.25%, 6/15/18	40,000	38
KB Home, 9.10%, 9/15/17	50,000	53
Lennar Corp., 6.95%, 6/1/18	115,000	109
Standard Pacific Corp., 8.375%, 5/15/18 144A	40,000	40
Texas Industries, Inc., 9.25%, 8/15/20 144A	45,000	48
Tutor Perini Corp., 7.625%, 11/1/18 144A	55,000	55
USG Corp., 8.375%, 10/15/18 144A	10,000	10

Total		484

The Accompanying Notes are an Integral Part of the Financial Statements.

192	Asset Allocation Portfolio

Asset Allocation Portfolio

Below Investment Grade Segment (9.2%)	Shares/ $ Par	Value $ (000’s)

Capital Goods (0.2%)
Ashtead Capital, Inc., 9.00%, 8/15/16 144A	15,000	16
Case New Holland, Inc., 7.875%, 12/1/17 144A	70,000	76
The Manitowoc Co., Inc., 8.50%, 11/1/20	50,000	53
The Manitowoc Co., Inc., 9.50%, 2/15/18	30,000	33
RSC Equipment Rental, Inc./RSC Holdings III LLC, 9.50%, 12/1/14	88,000	92
RSC Equipment Rental, Inc./RSC Holdings III LLC, 10.00%, 7/15/17 144A	70,000	79
SPX Corp., 6.875%, 9/1/17 144A	45,000	48
United Rentals North America, Inc., 10.875%, 6/15/16	70,000	80

Total		477

Consumer Products/Retailing (0.5%)
American Achievement Corp., 10.875%, 4/15/16 144A	20,000	21
Education Management LLC/Education Management Finance Corp., 8.75%, 6/1/14	30,000	31
Hanesbrands, Inc., 6.375%, 12/15/20 144A	45,000	43
Hanesbrands, Inc., 8.00%, 12/15/16	25,000	27
J.C. Penney Corp., Inc., 5.75%, 2/15/18	50,000	49
J.C. Penney Corp., Inc., 7.40%, 4/1/37	55,000	52
Levi Strauss & Co., 7.625%, 5/15/20	40,000	41
Limited Brands, Inc., 8.50%, 6/15/19	75,000	86
Macy’s Retail Holdings, Inc., 5.90%, 12/1/16	50,000	53
Macy’s Retail Holdings, Inc., 6.70%, 7/15/34	85,000	83
The Neiman Marcus Group, Inc., 10.375%, 10/15/15	25,000	26
Phillips-Van Heusen Corp., 7.375%, 5/15/20	20,000	21
Rent-A-Center, Inc., 6.625%, 11/15/20 144A	15,000	15
Revlon Consumer Products Corp., 9.75%, 11/15/15	50,000	53
Rite Aid Corp., 7.50%, 3/1/17	56,000	54
Rite Aid Corp., 9.375%, 12/15/15	45,000	39
Rite Aid Corp., 10.25%, 10/15/19	20,000	21
Rite Aid Corp., 10.375%, 7/15/16	35,000	36
Sears Holdings Corp., 6.625%, 10/15/18 144A	105,000	98
Spectrum Brands Holdings, Inc., 9.50%, 6/15/18 144A	40,000	44
SUPERVALU, Inc., 7.50%, 11/15/14	40,000	39
SUPERVALU, Inc., 8.00%, 5/1/16	140,000	134
Tops Holding Corp./Tops Markets LLC, 10.125%, 10/15/15	35,000	36
Toys R US Property Co. I LLC, 10.75%, 7/15/17	60,000	68
Toys R US Property Co. II LLC, 8.50%, 12/1/17	60,000	65
Toys R US, Inc.-Delaware, Inc., 7.375%, 9/1/16 144A	30,000	31
Visant Corp., 10.00%, 10/1/17 144A	45,000	48

Total		1,314

Energy (1.4%)
ATP Oil & Gas Corp., 11.875%, 5/1/15 144A	65,000	61
Basic Energy Services, Inc., 11.625%, 8/1/14	25,000	28
Berry Petroleum Co., 6.75%, 11/1/20	30,000	30
Carrizo Oil & Gas, Inc., 8.625%, 10/15/18 144A	30,000	31
Chesapeake Energy Corp., 6.625%, 8/15/20	45,000	44
Chesapeake Energy Corp., 6.875%, 8/15/18	45,000	46
Chesapeake Energy Corp., 7.25%, 12/15/18	55,000	57
Chesapeake Energy Corp., 9.50%, 2/15/15	50,000	56
Cimarex Energy Co., 7.125%, 5/1/17	80,000	83
CITGO Petroleum Corp., 11.50%, 7/1/17 144A	40,000	45

Below Investment Grade Segment (9.2%)	Shares/ $ Par	Value $ (000’s)

Energy continued
Coffeyville Resources LLC/Coffeyville Finance, Inc., 9.00%, 4/1/15 144A	18,000	19
Compagnie Generale de Geophysique-Veritas, 7.50%, 5/15/15	33,000	34
Compagnie Generale de Geophysique-Veritas, 9.50%, 5/15/16	70,000	76
Concho Resources, Inc., 7.00%, 1/15/21	40,000	41
Connacher Oil and Gas, Ltd., 10.25%, 12/15/15 144A	60,000	60
Continental Resources, Inc., 7.375%, 10/1/20	25,000	26
Crosstex Energy LP/Crosstex Energy Finance Corp., 8.875%, 2/15/18	55,000	59
Denbury Resources, Inc., 8.25%, 2/15/20	50,000	54
El Paso Corp., 7.00%, 6/15/17	25,000	26
El Paso Corp., 7.25%, 6/1/18	65,000	70
El Paso Corp., 7.75%, 1/15/32	90,000	90
El Paso Pipeline Partners Operating Co. LLC, 4.10%, 11/15/15	80,000	79
Energy Transfer Equity LP, 7.50%, 10/15/20	70,000	72
EXCO Resources, Inc., 7.50%, 9/15/18	45,000	44
Exterran Holdings, Inc., 7.25%, 12/1/18 144A	50,000	50
Ferrellgas Partners LP, 6.50%, 5/1/21 144A	40,000	39
Forest Oil Corp., 7.25%, 6/15/19	90,000	91
Harvest Operations Corp., 6.875%, 10/1/17 144A	20,000	21
Helix Energy Solutions Group, Inc., 9.50%, 1/15/16 144A	100,000	103
Hilcorp Energy I LP/Hilcorp Finance Co., 7.625%, 4/15/21 144A	30,000	31
Hilcorp Energy I LP/Hilcorp Finance Co., 8.00%, 2/15/20 144A	65,000	69
Key Energy Services, Inc., 8.375%, 12/1/14	50,000	53
Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18 144A	115,000	113
Linn Energy LLC, 9.875%, 7/1/18	55,000	60
Linn Energy LLC/Linn Energy Finance Corp., 8.625%, 4/15/20 144A	45,000	48
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.75%, 11/1/20	45,000	45
Martin Midstream Partners LP/Martin Midstream Finance Corp., 8.875%, 4/1/18	20,000	21
McJunkin Red Man Corp., 9.50%, 12/15/16 144A	100,000	94
Midcontinent Express Pipeline LLC, 5.45%, 9/15/14 144A	50,000	53
Newfield Exploration Co., 6.875%, 2/1/20	55,000	58
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC, 8.875%, 3/15/18 144A	105,000	112
Offshore Group Investments, Ltd., 11.50%, 8/1/15 144A	30,000	33
OPTI Canada, Inc., 7.875%, 12/15/14	40,000	28
OPTI Canada, Inc., 8.25%, 12/15/14	135,000	96
Petrohawk Energy Corp., 7.25%, 8/15/18	65,000	66
Petrohawk Energy Corp., 7.875%, 6/1/15	35,000	36
Petrohawk Energy Corp., 10.50%, 8/1/14	25,000	28
Plains Exploration & Production Co., 7.00%, 3/15/17	55,000	56
Plains Exploration & Production Co., 7.625%, 6/1/18	30,000	32
Plains Exploration & Production Co., 7.75%, 6/15/15	40,000	42
Plains Exploration & Production Co., 8.625%, 10/15/19	55,000	60
QEP Resources, Inc., 6.875%, 3/1/21	110,000	115

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio	193

Asset Allocation Portfolio

	Below Investment Grade Segment (9.2%)	Shares/ $ Par	Value $ (000’s)

	Energy continued
	Range Resources Corp., 6.75%, 8/1/20	30,000	31
	Range Resources Corp., 7.25%, 5/1/18	10,000	11
	Range Resources Corp., 7.50%, 5/15/16	15,000	16
	Regency Energy Partners LP/Regency Energy Finance Corp., 6.875%, 12/1/18	20,000	20
	Rosetta Resources, Inc., 9.50%, 4/15/18	45,000	49
	Sabine Pass LNG LP, 7.50%, 11/30/16	55,000	52
	SandRidge Energy, Inc., 8.00%, 6/1/18 144A	35,000	36
	SandRidge Energy, Inc., 8.75%, 1/15/20	35,000	36
	SandRidge Energy, Inc., 9.875%, 5/15/16 144A	65,000	69
	SESI LLC, 6.875%, 6/1/14	85,000	86
	Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.375%, 3/15/20	25,000	27
	Swift Energy Co., 8.875%, 1/15/20	65,000	70
	Trinidad Drilling, Ltd., 7.875%, 1/15/19 144A	65,000	66
	W&T Offshore, Inc., 8.25%, 6/15/14 144A	85,000	83
	Whiting Petroleum Corp., 6.50%, 10/1/18	15,000	15

	Total		3,551

	Financials (0.8%)
	Aircastle, Ltd., 9.75%, 8/1/18	15,000	16
	Ally Financial, Inc., 7.50%, 9/15/20 144A	65,000	68
	Ally Financial, Inc., 8.00%, 3/15/20	145,000	158
	Ally Financial, Inc., 8.00%, 11/1/31	128,000	138
	Ally Financial, Inc., 8.30%, 2/12/15	85,000	94
	American General Finance Corp., 5.40%, 12/1/15	55,000	43
(c)	BWAY Parent Co., Inc., 10.125%, 11/1/15 144A	20,000	20
	CIT Group, Inc., 7.00%, 5/1/16	100,000	100
	CIT Group, Inc., 7.00%, 5/1/17	160,000	160
	Crum & Forster Holdings Corp., 7.75%, 5/1/17	64,000	67
	E*TRADE Financial Corp., 0.00%, 8/31/19	100,000	155
	E*TRADE Financial Corp., 7.875%, 12/1/15	100,000	99
	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 7.75%, 1/15/16 144A	30,000	30
	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 1/15/18	65,000	65
	International Lease Finance Corp., 6.375%, 3/25/13	30,000	31
	International Lease Finance Corp., 7.125%, 9/1/18 144A	140,000	149
	International Lease Finance Corp., 8.625%, 9/15/15 144A	90,000	97
	International Lease Finance Corp., 8.75%, 3/15/17 144A	175,000	188
	International Lease Finance Corp., 8.875%, 9/1/17	65,000	70
(d)	Lehman Brothers Holdings, Inc., 5.50%, 4/4/16	35,000	8
(d)	Lehman Brothers Holdings, Inc., 6.875%, 5/2/18	25,000	6
	Regions Financial Corp., 7.75%, 11/10/14	55,000	57
	SLM Corp., 5.375%, 1/15/13	10,000	10
	SLM Corp., 5.375%, 5/15/14	35,000	35
	SLM Corp., 8.00%, 3/25/20	65,000	66
	SLM Corp., 8.45%, 6/15/18	75,000	78

	Total		2,008

	Foods (0.3%)
	Bumble Bee Acquisition Corp., 9.00%, 12/15/17 144A	65,000	68
	Constellation Brands, Inc., 7.25%, 9/1/16	35,000	37
	Cott Beverages, Inc., 8.125%, 9/1/18	45,000	49
	Cott Beverages, Inc., 8.375%, 11/15/17	70,000	76

Below Investment Grade Segment (9.2%)	Shares/ $ Par	Value $ (000’s)

Foods continued
Darling International, Inc., 8.50%, 12/15/18 144A	15,000	16
Dean Foods Co., 7.00%, 6/1/16	55,000	50
Dean Foods Co., 9.75%, 12/15/18 144A	55,000	55
Dole Food Co., Inc., 8.00%, 10/1/16 144A	50,000	53
Dole Food Co., Inc., 13.875%, 3/15/14	30,000	37
JBS Finance II, Ltd., 8.25%, 1/29/18 144A	65,000	65
Michael Foods, Inc., 9.75%, 7/15/18 144A	15,000	16
Pilgrim’s Pride Corp., 7.875%, 12/15/18 144A	25,000	25
Smithfield Foods, Inc., 10.00%, 7/15/14 144A	35,000	40
TreeHouse Foods, Inc., 7.75%, 3/1/18	35,000	38

Total		625

Gaming/Leisure/Lodging (0.5%)
AMC Entertainment Holdings, Inc., 9.75%, 12/1/20 144A	70,000	73
AMC Entertainment, Inc., 8.75%, 6/1/19	65,000	69
Cinemark USA, Inc., 8.625%, 6/15/19	25,000	27
Corrections Corp. of America, 7.75%, 6/1/17	80,000	85
The Geo Group, Inc., 7.75%, 10/15/17	45,000	47
Harrah’s Operating Co., 10.00%, 12/15/18	73,000	67
Harrah’s Operating Co., 11.25%, 6/1/17	125,000	141
Harrah’s Operating Co., 12.75%, 4/15/18 144A	115,000	116
Host Hotels & Resorts, Inc., 6.00%, 11/1/20 144A	85,000	84
Marina District Finance Co., Inc., 9.50%, 10/15/15 144A	10,000	10
Marina District Finance Co., Inc., 9.875%, 8/15/18 144A	10,000	10
MGM Resorts International, 6.75%, 9/1/12	30,000	30
MGM Resorts International, 7.50%, 6/1/16	85,000	79
MGM Resorts International, 9.00%, 3/15/20 144A	50,000	55
MGM Resorts International, 11.125%, 11/15/17	55,000	63
Midwest Gaming Borrower LLC/Midwest Finance Corp., 11.625%, 4/15/16 144A	20,000	21
Penn National Gaming, Inc., 8.75%, 8/15/19	40,000	44
Pinnacle Entertainment, Inc., 8.625%, 8/1/17	25,000	27
Regal Entertainment Group, 9.125%, 8/15/18	15,000	16
Scientific Games Corp., 8.125%, 9/15/18 144A	10,000	10
Scientific Games International, Inc., 9.25%, 6/15/19	25,000	26
Seminole Indian Tribe of Florida, 7.75%, 10/1/17 144A	10,000	10
Speedway Motorsports, Inc., 8.75%, 6/1/16	50,000	54
Universal City Development Partners, Ltd./UCDP Finance, Inc., 8.875%, 11/15/15	40,000	42
Universal City Development Partners, Ltd./UCDP Finance, Inc., 10.875%, 11/15/16	20,000	22
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.75%, 8/15/20	45,000	49
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.875%, 5/1/20	35,000	37

Total		1,314

Health Care/Pharmaceuticals (0.7%)
Accellent, Inc., 8.375%, 2/1/17	50,000	51
Alere, Inc., 8.625%, 10/1/18 144A	65,000	66
American Renal Holdings, 8.375%, 5/15/18 144A	35,000	36
AMGH Merger Sub, Inc., 9.25%, 11/1/18 144A	15,000	16
Apria Healthcare Group, Inc., 12.375%, 11/1/14	50,000	55

The Accompanying Notes are an Integral Part of the Financial Statements.

194	Asset Allocation Portfolio

Asset Allocation Portfolio

	Below Investment Grade Segment (9.2%)	Shares/ $ Par	Value $ (000’s)

	Health Care/Pharmaceuticals continued
(c)	Biomet, Inc., 10.375%, 10/15/17	110,000	120
	Capella Healthcare, Inc., 9.25%, 7/1/17 144A	25,000	26
	CHS/Community Health Systems, Inc., 8.875%, 7/15/15	60,000	63
	DaVita, Inc., 6.625%, 11/1/20	20,000	20
	Elan Finance PLC/Elan Finance Corp., 8.75%, 10/15/16	35,000	35
	Endo Pharmaceuticals Holdings, Inc., 7.00%, 12/15/20 144A	15,000	15
	Gentiva Health Services, Inc., 11.50%, 9/1/18	45,000	49
	HCA Holding, Inc., 7.75%, 5/15/21 144A	85,000	85
	HCA, Inc., 7.25%, 9/15/20	30,000	31
	HCA, Inc., 7.875%, 2/15/20	50,000	53
	HCA, Inc., 8.50%, 4/15/19	50,000	55
	HCA, Inc., 9.25%, 11/15/16	63,000	67
(c)	HCA, Inc., 9.625%, 11/15/16	91,000	97
	HCA, Inc., 9.875%, 2/15/17	10,000	11
	Health Management Associates, Inc., 6.125%, 4/15/16	85,000	86
	HealthSouth Corp., 7.25%, 10/1/18	30,000	31
	Mylan, Inc./PA, 6.00%, 11/15/18 144A	85,000	84
	Mylan, Inc./PA, 7.625%, 7/15/17 144A	20,000	21
	Mylan, Inc./PA, 7.875%, 7/15/20 144A	45,000	48
	Patheon, Inc., 8.625%, 4/15/17 144A	30,000	30
	Quintiles Transnational Corp., 9.50%, 12/30/14 144A	35,000	36
	Radnet Management, Inc., 10.375%, 4/1/18 144A	35,000	33
	Service Corp. International, 6.75%, 4/1/16	60,000	61
	Service Corp. International, 7.00%, 5/15/19	30,000	30
	Service Corp. International, 8.00%, 11/15/21	40,000	42
	Talecris Biotherapeutics Holdings Corp., 7.75%, 11/15/16	50,000	54
	Tenet Healthcare Corp., 8.875%, 7/1/19	105,000	119
	Valeant Pharmaceuticals International, 6.75%, 10/1/17 144A	15,000	15
	Valeant Pharmaceuticals International, 6.875%, 12/1/18 144A	55,000	55
	Valeant Pharmaceuticals International, 7.00%, 10/1/20 144A	25,000	25
	Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8.00%, 2/1/18	55,000	56
	Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75%, 9/15/18 144A	50,000	51

	Total		1,828

	Media (0.9%)
	Allbritton Communications Co., 8.00%, 5/15/18	45,000	45
	Bresnan Broadband Holdings LLC, 8.00%, 12/15/18 144A	15,000	15
	Cablevision Systems Corp., 7.75%, 4/15/18	45,000	47
	Cablevision Systems Corp., 8.00%, 4/15/20	15,000	16
	CCH II LLC/CCH II Capital Corp., 13.50%, 11/30/16	87,818	105
	CCO Holdings LLC/CCO Holdings Capital Corp., 7.25%, 10/30/17	55,000	56
	CCO Holdings LLC/CCO Holdings Capital Corp., 7.875%, 4/30/18	20,000	21
	CCO Holdings LLC/CCO Holdings Capital Corp., 8.125%, 4/30/20	90,000	95
	Cequel Communications Holdings I LLC and Cequel Capital Corp., 8.625%, 11/15/17 144A	130,000	136

	Below Investment Grade Segment (9.2%)	Shares/ $ Par	Value $ (000’s)

	Media continued
	Citadel Broadcasting Corp., 7.75%, 12/15/18 144A	20,000	21
	Clear Channel Worldwide Holdings, Inc., 9.25%, 12/15/17	80,000	87
	CSC Holdings LLC, 8.625%, 2/15/19	35,000	39
	CSC Holdings, Inc., 7.875%, 2/15/18	132,000	147
(c)	Dex One Corp., 12.00%, 1/29/17	83,092	57
	DISH DBS Corp., 7.125%, 2/1/16	85,000	88
	DISH DBS Corp., 7.875%, 9/1/19	165,000	172
	Entravision Communications Corp., 8.75%, 8/1/17 144A	20,000	21
	Insight Communications Co., Inc., 9.375%, 7/15/18 144A	55,000	59
	Intelsat Jackson Holdings SA, 7.25%, 10/15/20 144A	55,000	55
	Intelsat Jackson Holdings SA, 8.50%, 11/1/19 144A	75,000	81
	Intelsat Jackson Holdings SA, 11.25%, 6/15/16	100,000	108
	Intelsat Subsidiary Holding Co., 8.875%, 1/15/15 144A	10,000	10
	Lamar Media Corp., 6.625%, 8/15/15	25,000	25
	Lamar Media Corp., 7.875%, 4/15/18	15,000	16
	The McClatchy Co., 11.50%, 2/15/17	45,000	50
	Media General, Inc., 11.75%, 2/15/17	55,000	58
	Mediacom LLC/Mediacom Capital Corp., 9.125%, 8/15/19	35,000	36
	Nielsen Finance LLC/Nielsen Finance Co., 7.75%, 10/15/18 144A	45,000	47
	Nielsen Finance LLC/Nielsen Finance Co., 11.50%, 5/1/16	30,000	35
	QVC, Inc., 7.375%, 10/15/20 144A	55,000	58
	QVC, Inc., 7.50%, 10/1/19 144A	55,000	58
	Sun Media Corp., 7.625%, 2/15/13	5,000	5
	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 8.125%, 12/1/17 144A	120,000	125
	Univision Communications, Inc., 7.875%, 11/1/20 144A	55,000	58
	Univision Communications, Inc., 12.00%, 7/1/14 144A	45,000	49
	Virgin Media Finance PLC, 9.50%, 8/15/16	30,000	34
	Virgin Media Finance PLC., 8.375%, 10/15/19	50,000	55
	WMG Acquisition Corp., 9.50%, 6/15/16	40,000	43
	XM Satellite Radio, Inc., 7.625%, 11/1/18 144A	20,000	21

	Total		2,254

	Other Holdings (0.0%)
	Smith Investment Co. Escrow, 8.00%, 3/15/17	55,000	0
	Stone & Webster, Inc., 8.375%, 7/1/12	75,000	0

	Total		0

	Real Estate (0.0%)
	Colonial Realty LP, 6.05%, 9/1/16	20,000	20
	DuPont Fabros Technology LP, 8.50%, 12/15/17	85,000	91

	Total		111

	Services (0.1%)
	Affinion Group, Inc., 7.875%, 12/15/18 144A	40,000	39
	ARAMARK Corp., 8.50%, 2/1/15	65,000	68
	EnergySolutions, Inc./EnergySolutions LLC, 10.75%, 8/15/18 144A	20,000	22
	Mobile Mini, Inc., 7.875%, 12/1/20 144A	40,000	41

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio	195

Asset Allocation Portfolio

	Below Investment Grade Segment (9.2%)	Shares/ $ Par	Value $ (000’s)

	Services (0.1%)
	Trans Union LLC/TransUnion Financing Corp., 11.375%, 6/15/18 144A	40,000	46

	Total		216

	Technology (0.3%)
	Fidelity National Information Services, Inc., 7.625%, 7/15/17 144A	30,000	32
	First Data Corp., 9.875%, 9/24/15	115,000	109
(c)	First Data Corp., 10.55%, 9/24/15	49,748	47
	Freescale Semiconductor, Inc., 9.25%, 4/15/18 144A	80,000	88
	Freescale Semiconductor, Inc., 10.125%, 3/15/18 144A	85,000	96
	Interactive Data Corp., 10.25%, 8/1/18 144A	25,000	27
	Iron Mountain, Inc., 8.00%, 6/15/20	60,000	63
	Seagate HDD Cayman, 6.875%, 5/1/20 144A	50,000	48
	Seagate HDD Cayman, 7.75%, 12/15/18 144A	85,000	86
	SunGard Data Systems, Inc., 7.375%, 11/15/18 144A	70,000	70
	SunGard Data Systems, Inc., 7.625%, 11/15/20 144A	65,000	66
	West Corp., 7.875%, 1/15/19 144A	55,000	56
	West Corp., 8.625%, 10/1/18 144A	45,000	48
	West Corp., 11.00%, 10/15/16	30,000	32

	Total		868

	Telecommunications (1.0%)
	Cincinnati Bell, Inc., 8.25%, 10/15/17	45,000	45
	Cincinnati Bell, Inc., 8.75%, 3/15/18	75,000	70
	Clearwire Communications LLC/Clearwire Finance, Inc., 12.00%, 12/1/15 144A	150,000	162
	Cricket Communications, Inc., 7.75%, 5/15/16	45,000	47
	Cricket Communications, Inc., 7.75%, 10/15/20 144A	130,000	124
	Cricket Communications, Inc., 10.00%, 7/15/15	70,000	75
	Digicel Group, Ltd., 8.25%, 9/1/17 144A	35,000	36
	Equinix, Inc., 8.125%, 3/1/18	85,000	89
	Frontier Communications Corp., 8.125%, 10/1/18	45,000	49
	Frontier Communications Corp., 8.25%, 4/15/17	40,000	44
	Frontier Communications Corp., 8.50%, 4/15/20	55,000	60
	Frontier Communications Corp., 8.75%, 4/15/22	55,000	60
	Frontier Communications Corp., 9.00%, 8/15/31	30,000	31
	GCI, Inc., 8.625%, 11/15/19	85,000	92
	MetroPCS Wireless, Inc., 6.625%, 11/15/20	115,000	109
	MetroPCS Wireless, Inc., 7.875%, 9/1/18	40,000	41
	Nextel Communications, Inc., 6.875%, 10/31/13	65,000	65
	NII Capital Corp., 8.875%, 12/15/19	40,000	43
	PAETEC Holding Corp., 8.875%, 6/30/17	30,000	32
	Qwest Communications International, Inc., 7.125%, 4/1/18 144A	65,000	67
	Qwest Communications International, Inc., 8.00%, 10/1/15	75,000	81
	SBA Telecommunications, Inc., 8.00%, 8/15/16	50,000	54
	SBA Telecommunications, Inc., 8.25%, 8/15/19	35,000	38
	Sprint Capital Corp., 6.90%, 5/1/19	125,000	123
	Sprint Nextel Corp., 6.00%, 12/1/16	120,000	116

	Below Investment Grade Segment (9.2%)	Shares/ $ Par	Value $ (000’s)

	Telecommunications continued
	Sprint Nextel Corp., 8.375%, 8/15/17	160,000	172
	Wind Acquisition Finance SA, 7.25%, 2/15/18 144A	65,000	66
(c)	Wind Acquisition Holding Finance SA, 12.25%, 7/15/17 144A	70,359	82
	Windstream Corp., 7.00%, 3/15/19	55,000	54
	Windstream Corp., 7.75%, 10/15/20	160,000	165
	Windstream Corp., 7.875%, 11/1/17	50,000	53
	Windstream Corp., 8.625%, 8/1/16	70,000	74

	Total		2,419

	Transportation (0.1%)
	Continental Airlines, Inc., 6.75%, 9/15/15 144A	45,000	46
	Kansas City Southern de Mexico SAB de CV, 7.375%, 6/1/14	65,000	68
	Kansas City Southern de Mexico SAB de CV, 8.00%, 2/1/18	35,000	38
	Teekay Corp., 8.50%, 1/15/20	20,000	22

	Total		174

	Utilities (0.6%)
	The AES Corp., 7.75%, 10/15/15	25,000	27
	The AES Corp., 8.00%, 10/15/17	45,000	48
	The AES Corp., 8.00%, 6/1/20	85,000	90
	Calpine Corp., 7.50%, 2/15/21 144A	65,000	64
	Calpine Corp., 7.875%, 7/31/20 144A	75,000	76
	CenterPoint Energy, Inc., 6.50%, 5/1/18	20,000	22
	CMS Energy Corp., 4.25%, 9/30/15	95,000	94
	CMS Energy Corp., 6.25%, 2/1/20	105,000	107
	Dynegy Holdings, Inc., 7.50%, 6/1/15	45,000	34
	Dynegy Holdings, Inc., 7.75%, 6/1/19	65,000	44
	Dynegy Holdings, Inc., 8.375%, 5/1/16	60,000	45
	Edison Mission Energy, 7.00%, 5/15/17	90,000	71
	Edison Mission Energy, 7.20%, 5/15/19	74,000	57
	Edison Mission Energy, 7.50%, 6/15/13	35,000	34
	Elwood Energy LLC, 8.159%, 7/5/26	83,014	81
	Energy Future Holdings Corp., 10.875%, 11/1/17	21,000	15
	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, 12/1/20	53,000	55
	Mirant Americas Generation LLC, 8.50%, 10/1/21	25,000	25
	NRG Energy, Inc., 7.375%, 2/1/16	75,000	77
	NRG Energy, Inc., 7.375%, 1/15/17	66,000	68
	NRG Energy, Inc., 8.25%, 9/1/20 144A	85,000	87
	NSG Holdings LLC/NSG Holdings, Inc., 7.75%, 12/15/25 144A	81,000	75
	NV Energy, Inc., 6.25%, 11/15/20	25,000	25
	Texas Competitive Electric Holdings Co. LLC, 10.25%, 11/1/15	135,000	76

	Total		1,397

	Total Below Investment Grade Segment (Cost: $21,764)		22,908

	Short-Term Investments (16.0%)

	Autos (1.2%)
(b)	American Honda Finance Corp., 0.19%, 1/10/11	3,000,000	3,000

	Total		3,000

The Accompanying Notes are an Integral Part of the Financial Statements.

196	Asset Allocation Portfolio

Asset Allocation Portfolio

	Short-Term Investments (16.0%)	Shares/ $ Par	Value $ (000’s)

	Commercial Banks Non-US (2.0%)
(b)	Barclays US Funding LLC, 0.25%, 1/27/11	3,000,000	2,999
(k)	Royal Bank of Canada, 0.18%, 1/28/11	2,000,000	2,000

	Total		4,999

	Commercial Banks US (1.2%)
	Wells Fargo & Co., 0.05%, 1/3/11	3,000,000	3,000

	Total		3,000

	Consumer Products/Retailing (1.2%)
(b)	eBay, Inc., 0.18%, 1/20/11	3,000,000	3,000

	Total		3,000

	Energy (1.2%)
	Oneok Partners LP, 0.32%, 1/3/11	3,000,000	3,000

	Total		3,000

	Federal Government & Agencies (1.6%)
(b)	Federal Home Loan Bank, 0.14%, 2/18/11	3,000,000	2,999
	Federal Home Loan Bank, 0.14%, 2/24/11	1,000,000	1,000

	Total		3,999

	Finance Services (1.2%)
	Govco LLC, 0.24%, 1/31/11	3,000,000	2,999

	Total		2,999

	Short-Term Investments (16.0%)	Shares/ $ Par	Value $ (000’s)

	Information Technology (1.2%)
	Google, Inc., 0.18%, 1/24/11	3,000,000	3,000

	Total		3,000

	Miscellaneous Business Credit Institutions (0.3%)
	General Electric Capital Corp., 0.03%, 1/3/11	600,000	600

	Total		600

	Personal Credit Institutions (1.2%)
	Old Line Funding LLC, 0.23%, 1/18/11	3,000,000	3,000

	Total		3,000

	Short Term Business Credit (3.7%)
(b)	Atlantic Asset Securitiaztion LLC, 0.23%, 1/27/11	3,000,000	2,999
(b)	Falcon Asset Securitization Co., LLC, 0.23%, 1/12/11	3,000,000	3,000
	Sheffield Receivables, 0.22%, 1/14/11	3,000,000	3,000

	Total		8,999

	Total Short-Term Investments
	(Cost: $39,596)		39,596

	Total Investments (98.8%)
	(Cost: $216,071)(a)		245,197

	Other Assets, Less
	Liabilities (1.2%)		2,969

	Net Assets (100.0%)		248,166

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010 the value of these securities (in thousands) was $14,096 representing 5.7% of the net assets.

IO — Interest Only Security

GO — General Obligation

RB — Revenue Bond

FHA — Federal Housing Authority

GNMA — Government National Mortgage Association

PSF — Permanent School Fund

(a)	At December 31, 2010 the aggregate cost of securities for federal tax purposes (in thousands) was $216,985 and the net unrealized appreciation of investments based on that cost was $28,212 which is comprised of $32,252 aggregate gross unrealized appreciation and $4,040 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio	197

Asset Allocation Portfolio

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P MidCap 400 Index Futures (Long) (Total Notional Value at December 31, 2010, $447)	1	3/11	$6
S&P 500 Index Futures (Long) (Total Notional Value at December 31, 2010, $4,638)	15	3/11	60
US Long Treasury Bond Futures (Long) (Total Notional Value at December 31, 2010, $754)	6	3/11	(21)
US Two Year Treasury Note Futures (Short) (Total Notional Value at December 31, 2010, $15,339)	70	3/11	15
US Ultra Long Treasury Bond Futures (Long) (Total Notional Value at December 31, 2010, $494)	4	3/11	14

(c)	PIK — Payment In Kind

(d)	Defaulted Security

(e)	Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

(f)	Foreign Bond — par value is foreign denominated

(h)	Forward foreign currency contracts outstanding on December 31, 2010.

Type	Counterparty	Currency	Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Buy	Barclays Bank PLC	MXN	5,250	1/11	$-	$(3)	$(3)
Sell	Barclays Bank PLC	MXN	5,250	1/11	-	(5)	(5)

					$-	$(8)	$(8)

MXN — Mexican New Peso

(i)	Written options outstanding on December 31, 2010.

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Value (000’s)
Call - OTC Merck & Co., Inc.	Credit Suisse International	$38.000	1/11	50	$	- (m)
Call - OTC Pfizer, Inc.	Credit Suisse International	17.500	1/11	110		(5)
Call - OTC PPL Corp.	Credit Suisse International	30.000	1/11	60		- (m)

(Premiums Received $14)						$(5)

OTC — Over-the-Counter

(j)	Swap agreements outstanding on December 31, 2010.

Total Return Swaps

Reference Entity	Counterparty	Payment Made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
MSCI Daily Net EAFE Index	Goldman Sachs International	3-Month USD LIBOR - 25 Basis Points (Bps)	MSCI Daily Net EAFE Index Total Return	8/11	25,774	$539
Russell 1000 Growth Index	Credit Suisse International	Russell 1000 Growth Index Total Return	3-Month Usd Libor - 17 Bps	2/11	31,100	(958)
Russell 1000 Value Index	Credit Suisse International	3-Month Usd Libor - 2 Bps	Russell 1000 Value Index Total Return	2/11	30,164	1,157
Russell 2000 Growth Biotechnology Industry Index	JPMorgan Chase Bank, N.A.	3-Month USD LIBOR - 20 Bps	Russell 2000 Growth Biotechnology Industry Index Total Return	12/11	144	16
Russell Midcap Growth Index	Credit Suisse International	Russell Midcap Growth Index Total Return	3-Month USD LIBOR - 21 Bps	5/11	9,904	(589)

The Accompanying Notes are an Integral Part of the Financial Statements.

198	Asset Allocation Portfolio

Asset Allocation Portfolio

Reference Entity	Counterparty	Payment Made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
Russell Midcap Value Index	Credit Suisse International	3-Month USD LIBOR -9 Bps	Russell Midcap Value Index Total Return	5/11	9,639	$ 403

						$ 568

(k)	Cash in the amount of $1,770 (in thousands) and securities with an aggregate value of $2,000 (in thousands) have been pledged as collateral for swap contracts outstanding or written options on December 31, 2010.

(l)	As of December 31, 2010 portfolio securities with an aggregate value of $0 (in thousands) were fair valued under procedures adopted by the Board of Directors.

(m)	Amount is less than one thousand.

(p)	Restricted securities (excluding 144A issues) on December 31, 2010.

Description	Acquisition Date	Cost (000’s)	Value (000’s)	Value as a Percentage of Net Assets
Charter Communications, Inc. - Class A (2,273 restricted shares)	11/30/09	$57	$89	0.04%

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2010. See Note 2C for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks -
Consumer Discretionary	$5,933	$89	$-
All Other	112,978	-	-
Foreign Common Stocks	12,846	-	-
Preferred Stocks	-	66	-
US Government & Agency Bonds	-	17,559	-
Foreign Bonds	-	1,643	-
Municipal Bonds	-	754	-
Corporate Bonds	-	36,139	0
Structured Products	-	17,594	-
Short-Term Investments	-	39,596	-
Other Financial Instruments^
Futures	95	-	-
Forward Currency Contracts	-	-	-
Written Options	-	-	-
Total Return Swaps	-	2,115	-
Liabilities:
Other Financial Instruments^
Futures	(21)	-	-
Forward Currency Contracts	-	(8)	-
Written Options	-	(5)	-
Total Return Swaps	-	(1,547)	-
Total	$131,831	$113,995	$0

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio	199

Benchmark Definitions (Unaudited)

The following indices are used to illustrate investment market, sector or style performance or to serve as Portfolio performance comparisons. Unlike the Portfolios, the indices are not professionally managed and do not incur fees or expenses. It is not possible to invest directly in an index.

33%: Barclays Capital® Global Aggregate - Credit Component, Hedged USD, Merrill Lynch® Global High- Yield BB-B Rated Constrained Index and JPMorgan® EMBI Global - The benchmark is an equally weighted blend of the following three indices: Barclays Capital® Global Aggregate - Credit Component, Hedged USD, Merrill Lynch® Global High Yield BB-B Rated Constrained Index and JPMorgan® EMBI Global. The Barclays Capital® Global Aggregate - Credit Component, Hedged USD Index provides a broad-based measure of the global investment-grade fixed income markets. The Merrill Lynch® Global High Yield BB-B Rated Constrained Index tracks the performance of below investment-grade bonds of corporate issuers domiciled in countries having an investment-grade foreign currency long term debt rating (based on a composite of Moody’s, S&P, and Fitch). The Index includes bonds denominated in U.S. dollars, Canadian dollars, sterling, and euro (or euro legacy currency), but excludes all multi-currency denominated bonds. Bonds must be rated below investment-grade but at least B3 based on a composite of Moody’s, S&P, and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-basis. The index is re-balanced on the last calendar day of the month. JPMorgan® EMBI Global tracks total returns for United States Dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds and local market instruments. This index only tracks the particular region or country.

Asset Allocation Portfolio Blended Composite - The Asset Allocation Portfolio Blended Composite Benchmark is an unmanaged, hypothetical combination of unmanaged indices that correspond to the Asset Allocation Portfolio’s model allocation and consists of the Russell 3000® Index (50%), the MSCI® All Country World (ex-US) Index (15%), the Barclays Capital® U.S. Aggregate Index (25%), and the Barclays Capital® U.S. Corporate High Yield 2% Issuer Capped Index (10%).

Balanced Portfolio Blended Composite - The Balanced Portfolio Blended Composite Benchmark is an unmanaged, hypothetical combination of unmanaged indices that correspond to the Balanced Portfolio’s model allocation and consists of the Russell 3000® Index (40%), the MSCI® All Country World (ex-US) Index (10%), the Barclays Capital® U.S. Aggregate Index (45%) and the Barclays Capital® U.S. Corporate High Yield 2% Issuer Capped Index (5%).

Barclays Capital® U.S. Aggregate 1-3 Years Index - The Barclays Capital® U.S. Aggregate 1-3 Years Index is an unmanaged index of publicly issued investment-grade fixed-rate debt securities including corporate, U.S. Treasury and government agency securities, mortgage pass-through and asset-backed securities with remaining maturities of one to three years.

Barclays Capital® U.S. Aggregate Index - The Barclays Capital® U.S. Aggregate Index is an unmanaged index of publicly issued investment-grade fixed-rate debt securities including corporate, U.S. Treasury and government agency securities, mortgage pass-through and asset-backed securities with remaining maturities of at least one year regardless of call features.

Barclays Capital® U.S. Corporate High Yield 2% Issuer Capped Index - The Barclays Capital® U. S. Corporate High Yield 2% Issuer Capped Index is an unmanaged index of U.S. Dollar-denominated, non-convertible, fixed-rate, noninvestment-grade debt. Issuers are capped at 2% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

Barclays Capital® Global Credit Hedged USD Index - The Barclays Capital® Global Credit Hedged USD Index is an unmanaged index composed of investment-grade and high yield credit securities from the Multiverse represented in U.S. dollars on a hedged basis (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield).

Barclays Capital® Long-Term U.S. Treasury Index - The Barclays Capital® Long-Term U.S. Treasury Index is an unmanaged index comprised of fixed-income securities with various maturities greater than 10 years.

Barclays Capital® U.S. Treasury Inflation Protected Securities (TIPS) Index - The Barclays Capital® U.S. Treasury Inflation Protected Securities (TIPS) Index is an unmanaged index of inflation-protected public obligations of the U.S. Treasury. The index is market capitalization weighted and includes all publicly-issued U.S. Treasury Inflation-Protected Securities that have at least one year remaining to maturity and have $250 million or more of outstanding face value.

Lipper® Variable Insurance Products (VIP) Average - Each Lipper® Variable Insurance Products (VIP) Average is calculated by Lipper® Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. Source: Lipper®, Inc.

200	Benchmark Definitions

Benchmark Definitions (Unaudited)

MSCI EAFE® (Europe-Australasia-Far-East) Index - The MSCI EAFE® (“Europe-Australasia-Far East”) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

MSCI® All Country World (ex-US) Index - The MSCI® All Country World (ex-US) Index is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure equity performance of companies in the developed and emerging markets, excluding the U.S.

MSCI® All Country World (ex-US) Growth Index - The MSCI® All Country World (ex-US) Growth Index is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure equity performance of companies in the developed and emerging markets, excluding the U.S., with higher historical and forecasted growth characteristics.

MSCI® Emerging Markets Index - The MSCI® Emerging Markets Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

Russell 1000® Growth Index - The Russell 1000® Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an unmanaged, market capitalization-weighted, large cap index that measures the performance of the 1000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index - The Russell 1000® Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index is an unmanaged, market capitalization-weighted, large cap index that measures the performance of the 1000 largest companies in the Russell 3000® Index.

Russell 2000® Growth Index - he Russell 2000® Growth Index is an unmanaged index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is an unmanaged, market capitalization-weighted index that measures the performance of the 2000 smallest of the 3000 largest publicly traded U.S. companies, based on total market capitalization.

Russell 2000® Value Index - The Russell 2000® Value Index is an unmanaged index measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index is an unmanaged, market-capitalization weighted index that measures the performance of the 2000 smallest of the 3000 largest publicly traded U.S. companies, based on total market capitalization.

Russell 3000® Index - The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Russell MidCap® Growth Index - The Russell MidCap® Growth Index is an unmanaged index that measures the performance of the Russell MidCap® companies with higher price-to-book ratios and higher forecasted growth values. The Russell MidCap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25% of the total market capitalization of the Russell 1000® Index.

Russell MidCap® Value Index - The Russell MidCap® Value Index is an unmanaged index that measures the performance of the Russell MidCap® companies with lower price-to-book and lower forecasted growth values. The Russell MidCap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25% of the total market capitalization of the Russell 1000® Index.

S&P 500® Index - The S&P 500® Composite Stock Price Index is an unmanaged, capitalization-weighted index of 500 selected common stocks designed to measure the performance of the broad domestic economy.

S&P MidCap 400® Index - The S&P MidCap 400® Index is an unmanaged, capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.

S&P SmallCap 600® Index - The S&P SmallCap 600® Index is an unmanaged index of 600 selected common stocks of U.S.-based companies with small market capitalizations.

Benchmark Definitions	201

Statements of Assets and Liabilities

Northwestern Mutual Series Fund, Inc.

December 31, 2010 (in thousands)

	Growth Stock Portfolio	Focused Appreciation Portfolio	Large Cap Core Stock Portfolio	Large Cap Blend Portfolio	Index 500 Stock Portfolio
Assets
Investments, at Value (1)	$575,297	$311,633	$409,779	$63,608	$1,624,106
Cash & Cash Equivalents	49	56	45	98	6
Foreign Currency, at Value (2)	-	-	-	-	-
Cash Collateral for Derivative Positions	-	-	-	-	-
Receivables:
Portfolio Shares Sold	67	189	95	70	468
Investment Securities Sold	1,567	-	1,400	-	-
Futures Variation Margin	-	-	-	-	-
Outstanding Options Written, at Value	-	-	-	-	-
Outstanding Swap Contracts, at Value	-	-	-	-	-
Foreign Currency	-	-	-	-	-
Due from Investment Advisor	-	-	-	-	-
Prepaid Expenses and Other Assets	7	4	5	1	21
Dividends and Interest	438	40	408	92	1,875

Total Assets	577,425	311,922	411,732	63,869	1,626,476

Liabilities
Payables:
Portfolio Shares Redeemed	171	160	115	25	340
Investment Securities Purchased	20,144	360	3,117	15	-
Futures Variation Margin	13	-	-	-	38
Outstanding Options Written, at Value	-	-	-	-	-
Outstanding Swap Contracts, at Value	-	-	-	-	-
Foreign Currency	-	-	-	-	-
Collateral from Counterparty	-	-	-	-	-
Collateral for Securities on Loan (3)	-	-	-	-	-
Investment Advisory Fees	200	187	149	41	272
Accrued Expenses	25	18	21	11	39

Total Liabilities	20,553	725	3,402	92	689

Net Assets	$556,872	$311,197	$408,330	$63,777	$1,625,787

Represented By:
Aggregate Paid in Capital (8), (9)	$487,036	$262,260	$464,157	$67,780	$1,283,389
Undistributed Net Investment Income (Loss)	4,291	572	4,537	4	27,217
Undistributed Accumulated Net Realized Gain (Loss) on Investments	(30,690)	(9,439)	(126,903)	(15,402)	26,310
Net Unrealized Appreciation (Depreciation) of:
Investment Securities	96,094	57,804	66,539	11,395	288,499
Futures Contracts	141	-	-	-	372
Options Written	-	-	-	-	-
Short Sales	-	-	-	-	-
Swap Contracts	-	-	-	-	-
Foreign Currency Transactions	-	-	-	-	-

Net Assets for Shares Outstanding (9)	$556,872	$311,197	$408,330	$63,777	$1,625,787

Net Asset Value, Offering and Redemption Price per Share	$2 .13	$1 .86	$1 .24	$0 .78	$2 .60

(1) Investments, at Cost	$479,203	$253,829	$343,240	$52,213	$1,335,607
(2) Foreign Currency, at Cost	-	-	-	-	-
(3) Securities on Loan	-	-	-	-	-
(4) Premiums Received on Options Written	-	-	-	-	-
(5) Proceeds Received from Short Sales	-	-	-	-	-
(6) Premiums Paid on Swap Contracts	-	-	-	-	-
(7) Premiums Received from Swap Contracts	-	-	-	-	-
(8) Shares Outstanding	260,957	167,043	328,511	81,703	624,996
(9) Shares Authorized, $.01 Par Value	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

202	Statements of Assets and Liabilities

Large Company Value Portfolio	Domestic Equity Portfolio	Equity Income Portfolio	Mid Cap Growth Stock Portfolio	Index 400 Stock Portfolio	Mid Cap Value Portfolio	Small Cap Growth Stock Portfolio	Index 600 Stock Portfolio	Small Cap Value Portfolio

$60,913	$407,469	$258,651	$941,933	$471,392	$118,552	$417,785	$44,998	$373,368
-	59	65	94	77	-	79	75	75
-	-	-	-	-	-	-	-	-
117	-	-	-	-	-	1,270	620	-

100	103	442	206	117	358	209	32	398
668	-	-	-	-	838	-	-	443
-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	1,064	388	-
-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-
1	5	3	11	6	1	5	-	4
80	1,099	370	355	340	246	152	30	384

61,879	408,735	259,531	942,599	471,932	119,995	420,564	46,143	374,672

18	89	69	180	480	4	111	1	71
798	-	-	-	-	1,750	1,250	130	52
2	-	-	44	318	-	13	-	-
-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	1	1	-
3	-	-	-	-	9	-	-	-
-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-
36	189	139	416	99	83	195	8	265
11	20	16	31	23	19	29	12	25

868	298	224	671	920	1,865	1,599	152	413

$61,011	$408,437	$259,307	$941,928	$471,012	$118,130	$418,965	$45,991	$374,259

$67,171	$482,245	$262,952	$824,226	$382,246	$122,892	$453,946	$42,993	$303,543
97	8,356	4,435	2,784	4,096	2,088	384	88	2,467
(11,915)	(152,527)	(20,146)	(47,306)	24,125	(19,425)	(135,230)	(590)	(5,043)

5,640	70,363	12,066	162,142	60,034	12,584	98,771	3,500	73,292
21	-	-	82	511	-	30	-	-
-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	1,064	-	-
(3)	-	-	-	-	(9)	-	-	-

$61,011	$408,437	$259,307	$941,928	$471,012	$118,130	$418,965	$45,991	$374,259

$0 .74	$0 .89	$1 .19	$3 .12	$1 .47	$1 .16	$1 .77	$0 .94	$1 .69

$55,273	$337,106	$246,585	$779,791	$411,358	$105,968	$319,014	$41,498	$300,076
-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-
82,878	461,283	217,309	302,146	321,157	101,660	236,080	49,017	222,054
2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities	203

Statements of Assets and Liabilities

Northwestern Mutual Series Fund, Inc.

December 31, 2010 (in thousands)

	International Growth Portfolio	Research International Core Portfolio	International Equity Portfolio	Emerging Markets Equity Portfolio	Money Market Portfolio
Assets
Investments, at Value (1)	$296,768	$65,083	$1,383,137	$141,254	$476,581
Cash & Cash Equivalents	2,504	514	-	-	53
Foreign Currency, at Value (2)	32	-	595	94	-
Cash Collateral for Derivative Positions	-	-	-	-	-
Receivables:
Portfolio Shares Sold	-	124	490	203	486
Investment Securities Sold	-	112	-	-	-
Futures Variation Margin	-	-	-	-	-
Outstanding Options Written, at Value	-	-	-	-	-
Outstanding Swap Contracts, at Value	-	-	-	-	-
Foreign Currency	-	1	53	3	-
Due from Investment Advisor	-	-	-	-	-
Prepaid Expenses and Other Assets	4	1	18	1	8
Dividends and Interest	463	121	2,425	128	395

Total Assets	299,771	65,956	1,386,718	141,683	477,523

Liabilities
Payables:
Portfolio Shares Redeemed	-	23	351	17	1,232
Investment Securities Purchased	1,850	125	8,936	794	-
Futures Variation Margin	-	-	-	-	-
Outstanding Options Written, at Value	-	-	-	-	-
Outstanding Swap Contracts, at Value	-	-	-	-	-
Foreign Currency	-	-	-	-	-
Collateral from Counterparty	-	-	-	-	-
Collateral for Securities on Loan (3)	-	-	-	-	-
Investment Advisory Fees	56	39	692	105	-
Accrued Expenses	61	58	146	102	-

Total Liabilities	1,967	245	10,125	1,018	1,232

Net Assets	$297,804	$65,711	$1,376,593	$140,665	$476,291

Represented By:
Aggregate Paid in Capital (8), (9)	$328,633	$71,689	$1,219,156	$122,347	$475,876
Undistributed Net Investment Income (Loss)	2,825	337	28,671	285	415
Undistributed Accumulated Net Realized Gain (Loss) on Investments	(65,032)	(15,149)	(50,530)	(13,885)	-
Net Unrealized Appreciation (Depreciation) of:
Investment Securities	31,375	8,830	179,291	31,917	-
Futures Contracts	-	-	-	-	-
Options Written	-	-	-	-	-
Short Sales	-	-	-	-	-
Swap Contracts	-	-	-	-	-
Foreign Currency Transactions	3	4	5	1	-

Net Assets for Shares Outstanding (9)	$297,804	$65,711	$1,376,593	$140,665	$476,291

Net Asset Value, Offering and Redemption Price per Share	$1.21	$0.82	$1.73	$1.11	$1.00

(1) Investments, at Cost	$265,379	$56,249	$1,203,846	$109,306	$476,581
(2) Foreign Currency, at Cost	32	-	567	94	-
(3) Securities on Loan	-	-	-	-	-
(4) Premiums Received on Options Written	-	-	-	-	-
(5) Proceeds Received from Short Sales	-	-	-	-	-
(6) Premiums Paid on Swap Contracts	-	-	-	-	-
(7) Premiums Received from Swap Contracts	-	-	-	-	-
(8) Shares Outstanding	246,065	80,290	797,548	127,026	476,291
(9) Shares Authorized, $.01 Par Value	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

204	Statements of Assets and Liabilities

Short-Term Bond Portfolio	Select Bond Portfolio	Long-Term U.S. Government Bond Portfolio	Inflation Protection Portfolio	High Yield Bond Portfolio	Multi-Sector Bond Portfolio	Balanced Portfolio	Asset Allocation Portfolio

$131,103	$1,445,998	$149,461	$115,439	$337,891	$183,824	$2,354,124	$245,197
78	247	-	-	-	1,125	296	135
17	85	-	61	-	475	85	10
-	1,080	-	-	-	308	15,490	1,770
87	665	102	227	86	211	708	113
-	-	1,070	-	-	-	1,281	183
-	-	21	-	-	63	-	-
-	-	-	-	-	-	-	-
-	-	-	-	-	1,294	16,962	2,121
-	23	-	419	-	565	17	2
-	-	-	-	-	-	-	-
2	20	2	2	5	3	147	21
752	10,486	876	887	5,988	2,781	10,783	940

132,039	1,458,604	151,532	117,035	343,970	190,649	2,399,893	250,492

87	874	38	61	121	74	569	100
1,397	7,791	48,023	-	146	6,487	16,025	510
58	197	-	-	-	-	180	14
-	-	27	-	-	80	46	5
-	-	-	736	-	6	15,653	1,563
26	296	-	85	-	-	206	13
-	-	-	-	-	1,410	-	-
-	87,004	-	-	-	-	71,532	-
38	346	48	58	128	119	580	102
13	-	16	17	26	20	-	19

1,619	96,508	48,152	957	421	8,196	104,791	2,326

$130,420	$1,362,096	$103,380	$116,078	$343,549	$182,453	$2,295,102	$248,166

$129,430	$1,273,475	$109,510	$112,857	$338,593	$174,436	$2,161,435	$244,892
(23)	44,195	27	(47)	25,564	204	58,883	5,191
(456)	15,014	(4,748)	(78)	(38,063)	(37)	(144,196)	(31,683)
1,285	30,304	(1,391)	3,746	17,455	6,158	217,023	29,126
208	(639)	(21)	-	-	245	656	74
-	-	3	-	-	(31)	99	9
-	-	-	-	-	-	-	-
-	-	-	(736)	-	907	1,376	568
(24)	(253)	-	336	-	571	(174)	(11)

$130,420	$1,362,096	$103,380	$116,078	$343,549	$182,453	$2,295,102	$248,166

$1.03	$1.29	$1.00	$1.06	$0.72	$1.03	$1.40	$1.05

$129,818	$1,415,694	$150,852	$111,693	$320,436	$177,666	$2,137,101	$216,071
17	84	-	60	-	470	84	10
-	84,907	-	-	-	-	69,845	-
-	-	30	-	-	49	145	14
-	-	-	-	-	-	-	-
-	-	-	-	-	604	-	-
-	-	-	-	-	250	-	-
126,956	1,059,513	103,849	109,468	474,646	177,762	1,638,048	236,616
2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	3,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities	205

Statements of Operations

Northwestern Mutual Series Fund, Inc.

For the Year Ended December 31, 2010

(in thousands)

	Growth Stock Portfolio	Focused Appreciation Portfolio	Large Cap Core Stock Portfolio	Large Cap Blend Portfolio	Index 500 Stock Portfolio	Large Company Value Portfolio
Investment Income
Income
Interest	$68	$41	$15	$4	$55	$2
Dividends (1)	6,521	2,666	6,238	874	30,493	1,262

Total Income	6,589	2,707	6,253	878	30,548	1,264

Expenses
Investment Advisory Fees	2,223	2,134	1,652	404	2,975	369
Custodian Fees	13	12	12	9	28	11
Audit Fees	19	19	19	19	18	19
Other Expenses	43	26	33	9	86	9

Total Expenses	2,298	2,191	1,716	441	3,107	408

Less Waived Fees:
Paid by Affiliate	-	(56)	-	-	-	-
Paid Indirectly	-	-	-	-	-	-

Net Expenses	2,298	2,135	1,716	441	3,107	408

Net Investment Income (Loss)	4,291	572	4,537	437	27,441	856
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Investment Securities	20,679	5,034	4,154	220	30,689	(1,128)
Futures Contracts	3,473	-	(26)	-	3,097	255
Options Written	18	-	13	-	-	-
Swap Contracts	-	-	-	-	-	-
Foreign Currency Transactions	-	-	-	-	-	3

Net Realized Gain (Loss) on Investments	24,170	5,034	4,141	220	33,786	(870)

Net Unrealized Appreciation (Depreciation) of:
Investment Securities	32,429	20,603	38,029	7,107	151,628	5,934
Futures Contracts	54	-	(3)	-	290	(16)
Options Written	-	-	-	-	-	-
Short Sales	-	-	-	-	-	-
Swap Contracts	-	-	-	-	-	-
Foreign Currency Transactions	-	-	-	-	-	(3)

Net Change in Unrealized Appreciation (Depreciation) of Investments	32,483	20,603	38,026	7,107	151,918	5,915

Net Gain (Loss) on Investments	56,653	25,637	42,167	7,327	185,704	5,045

Net Increase (Decrease) in Net Assets Resulting from Operations	$60,944	$26,209	$46,704	$7,764	$213,145	$5,901

(1) Net of Foreign Dividend Tax	$16	$33	$7	$13	$-	$5

The Accompanying Notes are an Integral Part of the Financial Statements.

206	Statements of Operations

Domestic Equity Portfolio	Equity Income Portfolio	Mid Cap Growth Stock Portfolio	Index 400 Stock Portfolio	Mid Cap Value Portfolio	Small Cap Growth Stock Portfolio	Index 600 Stock Portfolio	Small Cap Value Portfolio
$45	$36	$80	$76	$1	$56	$9	$17
10,516	5,886	7,250	5,652	3,344	2,165	437	5,570

10,561	5,922	7,330	5,728	3,345	2,221	446	5,587

2,065	1,438	4,450	1,045	869	2,030	91	2,762
9	10	14	27	37	21	34	8
19	19	20	17	18	19	17	19
32	22	62	36	18	45	9	41

2,125	1,489	4,546	1,125	942	2,115	151	2,830

-	-	-	-	-	-	(24)	-
-	-	-	-	-	-	-	-

2,125	1,489	4,546	1,125	942	2,115	127	2,830

8,436	4,433	2,784	4,603	2,403	106	319	2,757
19,131	(872)	23,628	18,553	18,322	62,404	1,105	13,286
-	-	1,207	7,212	-	1,100	-	-
-	-	28	-	-	-	-	-
-	-	-	-	-	378	1,067	-
-	1	-	-	(68)	-	-	-

19,131	(871)	24,863	25,765	18,254	63,882	2,172	13,286

24,793	29,777	158,098	68,795	(1,180)	22,031	6,304	51,346
-	-	(89)	174	-	(191)	-	-
-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-
-	-	-	-	-	751	60	-
-	-	-	-	(58)	-	-	-

24,793	29,777	158,009	68,969	(1,238)	22,591	6,364	51,346

43,924	28,906	182,872	94,734	17,016	86,473	8,536	64,632

$52,360	$33,339	$185,656	$99,337	$19,419	$86,579	$8,855	$67,389

$126	$47	$(8)	$-	$8	$-	$-	$3

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations	207

Statements of Operations

Northwestern Mutual Series Fund, Inc.

For the Year Ended December 31, 2010 (in thousands)

	International Growth Portfolio	Research International Core Portfolio	International Equity Portfolio	Emerging Markets Equity Portfolio	Money Market Portfolio	Short-Term Bond Portfolio
Investment Income
Income
Interest	$72	$-	$162	$3	$1,522	$3,276
Dividends (1)	5,401	1,476	37,659	2,692	-	-

Total Income	5,473	1,476	37,821	2,695	1,522	3,276

Expenses
Investment Advisory Fees	1,789	482	8,309	1,237	1,575	396
Custodian Fees	285	243	692	412	-	17
Audit Fees	21	20	21	20	-	22
Other Expenses	30	9	90	33	15	10

Total Expenses	2,125	754	9,112	1,702	1,590	445

Less Waived Fees:
Paid by Affiliate	(326)	(122)	(684)	(75)	(1,575)	-
Paid Indirectly	-	-	-	-	-	-

Net Expenses	1,799	632	8,428	1,627	15	445

Net Investment Income (Loss)	3,674	844	29,393	1,068	1,507	2,831
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Investment Securities	20,380	(204)	75,226	11,182	34	1,720
Futures Contracts	-	-	-	-	-	(655)
Options Written	-	-	-	-	-	-
Swap Contracts	-	-	-	-	-	-
Foreign Currency Transactions	(756)	(4)	(776)	(204)	-	94

Net Realized Gain (Loss) on Investments	19,624	(208)	74,450	10,978	34	1,159

Net Unrealized Appreciation (Depreciation) of:
Investment Securities	18,202	5,994	(6,554)	13,790	-	(133)
Futures Contracts	-	-	-	-	-	(8)
Options Written	-	-	-	-	-	-
Short Sales	-	-	-	-	-	-
Swap Contracts	-	-	-	-	-	-
Foreign Currency Transactions	(8)	-	(30)	-	-	(25)

Net Change in Unrealized Appreciation (Depreciation) of Investments	18,194	5,994	(6,584)	13,790	-	(166)

Net Gain (Loss) on Investments	37,818	5,786	67,866	24,768	34	993

Net Increase (Decrease) in Net Assets Resulting from Operations	$41,492	$6,630	$97,259	$25,836	$1,541	$3,824

(1) Net of Foreign Dividend Tax	$54	$58	$1,223	$99	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

208	Statements of Operations

Select Bond Portfolio	Long-Term U.S. Government Bond Portfolio	Inflation Protection Portfolio	High Yield Bond Portfolio	Multi-Sector Bond Portfolio	Balanced Portfolio	Asset Allocation Portfolio
$49,615	$3,253	$3,835	$26,989	$10,982	$51,551	$4,185
-	-	-	37	-	12,109	1,752

49,615	3,253	3,835	27,026	10,982	63,660	5,937

3,908	536	723	1,428	1,380	6,629	1,267
-	10	20	20	56	-	51
-	27	19	23	26	-	21
30	11	12	37	14	53	18

3,938	584	774	1,508	1,476	6,682	1,357

-	-	-	-	-	-	(117)
-	-	-	-	-	-	-

3,938	584	774	1,508	1,476	6,682	1,240

45,677	2,669	3,061	25,518	9,506	56,978	4,697
25,890	3,273	3,851	14,028	5,483	72,031	9,575
(3,674)	1,309	-	-	2,729	11,138	768
-	66	-	-	153	35	5
-	-	(615)	-	592	1,293	307
(1,244)	-	299	-	(609)	(816)	(44)

20,972	4,648	3,535	14,028	8,348	83,681	10,611

15,675	1,064	497	3,718	2,969	108,780	12,881
(1,787)	108	-	-	(149)	(1,118)	(100)
-	7	-	-	(59)	99	10
-	-	-	-	(52)	-	-
-	-	6	-	720	2,868	697
(253)	-	(25)	-	460	(185)	(13)

13,635	1,179	478	3,718	3,889	110,444	13,475

34,607	5,827	4,013	17,746	12,237	194,125	24,086

$80,284	$8,496	$7,074	$43,264	$21,743	$251,103	$28,783

$-	$-	$-	$-	$-	$(30)	$(5)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations	209

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

(Amounts in thousands)

	Growth Stock Portfolio		Focused Appreciation Portfolio		Large Cap Core Stock Portfolio
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Change in Net Assets
Operations
Net Investment Income (Loss)	$4,291	$4,233	$572	$(301)	$4,537	$4,462
Net Realized Gain (Loss) on Investments	24,170	(28,773)	5,034	(4,596)	4,141	(25,415)
Net Change in Unrealized Appreciation (Depreciation) of Investments	32,483	173,682	20,603	80,443	38,026	108,889

Net Increase (Decrease) in Net Assets Resulting from Operations	60,944	149,142	26,209	75,546	46,704	87,936

Distributions to Shareholders from:
Net Investment Income	(4,234)	(5,283)	-	-	(4,461)	(6,039)
Net Realized Gain on Investments	-	-	-	-	-	-

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(4,234)	(5,283)	-	-	(4,461)	(6,039)

Capital Transactions:
Shares Sold	27,679	33,410	54,893	44,669	27,761	26,438
Reinvestment of Distributions Paid	4,234	5,283	-	-	4,461	6,039
Shares Redeemed	(67,286)	(60,818)	(34,851)	(26,820)	(45,944)	(45,230)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	(35,373)	(22,125)	20,042	17,849	(13,722)	(12,753)

Total Increase (Decrease) in Net Assets	21,337	121,734	46,251	93,395	28,521	69,144
Net Assets
Beginning of Period	535,535	413,801	264,946	171,551	379,809	310,665

End of Period	$556,872	$535,535	$311,197	$264,946	$408,330	$379,809

Undistributed Net Investment Income (Loss)	$4,291	$4,233	$572	$-	$4,537	$4,462

Portfolio Share Transactions:
Shares Sold	14,342	21,914	32,041	31,433	24,644	28,406
Reinvestment of Distributions Paid	2,358	3,068	-	-	4,241	5,880
Shares Redeemed	(35,193)	(38,577)	(20,501)	(19,344)	(41,001)	(48,009)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	(18,493)	(13,595)	11,540	12,089	(12,116)	(13,723)

The Accompanying Notes are an Integral Part of the Financial Statements.

210	Statements of Changes in Net Assets

Large Cap Blend Portfolio		Index 500 Stock Portfolio		Large Company Value Portfolio		Domestic Equity Portfolio
For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
$437	$484	$27,441	$29,829	$856	$732	$8,436	$8,960
220	(5,528)	33,786	15,232	(870)	(5,375)	19,131	(39,777)
7,107	14,849	151,918	268,029	5,915	12,359	24,793	112,735

7,764	9,805	213,145	313,090	5,901	7,716	52,360	81,918

(433)	(431)	(29,645)	(35,642)	(856)	(744)	(8,343)	(10,489)
-	-	(11,150)	(35,809)	-	-	-	-

(433)	(431)	(40,795)	(71,451)	(856)	(744)	(8,343)	(10,489)

13,360	10,907	100,678	100,172	15,526	12,684	35,740	31,751
433	431	40,795	71,451	856	744	8,343	10,489
(4,378)	(3,063)	(166,088)	(166,820)	(5,881)	(3,505)	(41,310)	(33,578)

9,415	8,275	(24,615)	4,803	10,501	9,923	2,773	8,662

16,746	17,649	147,735	246,442	15,546	16,895	46,790	80,091
47,031	29,382	1,478,052	1,231,610	45,465	28,570	361,647	281,556

$63,777	$47,031	$1,625,787	$1,478,052	$61,011	$45,465	$408,437	$361,647

$4	$-	$27,217	$29,645	$97	$94	$8,356	$8,349

19,080	19,113	42,393	50,620	22,809	22,156	44,292	48,245
554	623	18,326	33,719	1,179	1,106	11,064	14,752
(6,247)	(5,313)	(69,936)	(82,937)	(8,707)	(6,021)	(51,393)	(51,880)

13,387	14,423	(9,217)	1,402	15,281	17,241	3,963	11,117

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets	211

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

(Amounts in thousands)

	Equity Income Portfolio		Mid Cap Growth Stock Portfolio		Index 400 Stock Portfolio
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Change in Net Assets
Operations
Net Investment Income (Loss)	$4,433	$3,771	$2,784	$1,664	$4,603	$4,589
Net Realized Gain (Loss) on Investments	(871)	(11,028)	24,863	(50,013)	25,765	4,307
Net Change in Unrealized Appreciation (Depreciation) of Investments	29,777	47,891	158,009	256,563	68,969	102,417

Net Increase (Decrease) in Net Assets Resulting from Operations	33,339	40,634	185,656	208,214	99,337	111,313

Distributions to Shareholders from:
Net Investment Income	(3,789)	(4,882)	(2,314)	(2,018)	(4,563)	(6,121)
Net Realized Gain on Investments	-	-	-	(924)	(1,504)	(11,203)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(3,789)	(4,882)	(2,314)	(2,942)	(6,067)	(17,324)

Capital Transactions:
Shares Sold	45,735	30,161	30,974	34,699	28,558	26,560
Reinvestment of Distributions Paid	3,789	4,882	2,314	2,942	6,067	17,324
Shares Redeemed	(23,483)	(18,720)	(106,114)	(107,127)	(57,011)	(57,260)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	26,041	16,323	(72,826)	(69,486)	(22,386)	(13,376)

Total Increase (Decrease) in Net Assets	55,591	52,075	110,516	135,786	70,884	80,613
Net Assets
Beginning of Period	203,716	151,641	831,412	695,626	400,128	319,515

End of Period	$259,307	$203,716	$941,928	$831,412	$471,012	$400,128

Undistributed Net Investment Income (Loss)	$4,435	$3,798	$2,784	$2,314	$4,096	$4,548

Portfolio Share Transactions:
Shares Sold	41,858	34,845	11,515	16,562	22,317	27,859
Reinvestment of Distributions Paid	3,683	5,002	914	1,277	5,103	16,374
Shares Redeemed	(21,640)	(21,224)	(39,722)	(51,079)	(45,243)	(58,822)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	23,901	18,623	(27,293)	(33,240)	(17,823)	(14,589)

The Accompanying Notes are an Integral Part of the Financial Statements.

212	Statements of Changes in Net Assets

Mid Cap Value Portfolio		Small Cap Growth Stock Portfolio		Index 600 Stock Portfolio		Small Cap Value Portfolio
For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
$2,403	$1,474	$106	$440	$319	$183	$2,757	$1,950
18,254	(30,731)	63,882	(64,741)	2,172	190	13,286	(12,862)
(1,238)	47,313	22,591	148,989	6,364	5,717	51,346	78,843

19,419	18,056	86,579	84,688	8,855	6,090	67,389	67,931

(1,417)	(933)	(2,686)	(839)	(1,416)	(993)	(3,517)	(2,183)
-	(867)	-	-	-	(4)	-	(9,226)

(1,417)	(1,800)	(2,686)	(839)	(1,416)	(997)	(3,517)	(11,409)

18,813	14,015	27,892	28,374	8,910	6,499	37,265	32,342
1,417	1,800	2,686	839	1,416	997	3,517	11,409
(15,087)	(11,767)	(45,667)	(47,522)	(2,490)	(3,047)	(39,323)	(32,162)

5,143	4,048	(15,089)	(18,309)	7,836	4,449	1,459	11,589

23,145	20,304	68,804	65,540	15,275	9,542	65,331	68,111
94,985	74,681	350,161	284,621	30,716	21,174	308,928	240,817

$118,130	$94,985	$418,965	$350,161	$45,991	$30,716	$374,259	$308,928

$2,088	$1,322	$384	$2,365	$88	$123	$2,467	$2,021

18,100	17,145	18,353	24,740	10,587	10,027	25,172	27,682
1,438	2,055	1,956	673	1,523	1,296	2,593	8,920
(14,518)	(14,232)	(30,438)	(40,985)	(3,021)	(4,726)	(26,730)	(27,624)

5,020	4,968	(10,129)	(15,572)	9,089	6,597	1,035	8,978

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets	213

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

(Amounts in thousands)

	International Growth Portfolio		Research International Core Portfolio		International Equity Portfolio
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Change in Net Assets
Operations
Net Investment Income (Loss)	$3,674	$4,063	$844	$768	$29,393	$30,105
Net Realized Gain (Loss) on Investments	19,624	(42,481)	(208)	(4,622)	74,450	(115,353)
Net Change in Unrealized Appreciation (Depreciation) of Investments	18,194	83,768	5,994	15,226	(6,584)	400,771

Net Increase (Decrease) in Net Assets Resulting from Operations	41,492	45,350	6,630	11,372	97,259	315,523

Distributions to Shareholders from:
Net Investment Income	(2,403)	(1,402)	(909)	(686)	(37,804)	(50,033)
Net Realized Gain on Investments	-	-	-	-	-	(22,105)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(2,403)	(1,402)	(909)	(686)	(37,804)	(72,138)

Capital Transactions:
Shares Sold	42,188	30,508	10,839	8,121	120,476	99,711
Reinvestment of Distributions Paid	2,403	1,402	909	686	37,804	72,138
Shares Redeemed	(32,744)	(26,373)	(3,103)	(1,583)	(131,085)	(134,658)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	11,847	5,537	8,645	7,224	27,195	37,191

Total Increase (Decrease) in Net Assets	50,936	49,485	14,366	17,910	86,650	280,576
Net Assets
Beginning of Period	246,868	197,383	51,345	33,435	1,289,943	1,009,367

End of Period	$297,804	$246,868	$65,711	$51,345	$1,376,593	$1,289,943

Undistributed Net Investment Income (Loss)	$2,825	$2,106	$337	$392	$28,671	$37,700

Portfolio Share Transactions:
Shares Sold	38,660	33,939	14,644	12,697	74,831	66,687
Reinvestment of Distributions Paid	2,263	1,435	1,192	948	24,692	47,210
Shares Redeemed	(30,128)	(30,309)	(4,184)	(2,618)	(81,722)	(97,378)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	10,795	5,065	11,652	11,027	17,801	16,519

The Accompanying Notes are an Integral Part of the Financial Statements.

214	Statements of Changes in Net Assets

Emerging Markets Equity Portfolio		Money Market Portfolio		Short-Term Bond Portfolio		Select Bond Portfolio
For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
$1,068	$1,080	$1,507	$3,850	$2,831	$2,957	$45,677	$49,428
10,978	(6,093)	34	2	1,159	(30)	20,972	9,606
13,790	46,537	-	487	(166)	2,596	13,635	39,411

25,836	41,524	1,541	4,339	3,824	5,523	80,284	98,445

(949)	(1,027)	(1,507)	(4,780)	(3,183)	(2,899)	(49,043)	(56,381)
-	-	(34)	(2)	(996)	(222)	(3,631)	-

(949)	(1,027)	(1,541)	(4,782)	(4,179)	(3,121)	(52,674)	(56,381)

34,554	27,211	229,056	241,667	38,125	28,318	216,420	160,685
949	1,027	1,541	4,782	4,179	3,121	52,674	56,381
(33,656)	(7,190)	(325,161)	(297,771)	(8,239)	(6,928)	(134,679)	(147,706)

1,847	21,048	(94,564)	(51,322)	34,065	24,511	134,415	69,360

26,734	61,545	(94,564)	(51,765)	33,710	26,913	162,025	111,424
113,931	52,386	570,855	622,620	96,710	69,797	1,200,071	1,088,647

$140,665	$113,931	$476,291	$570,855	$130,420	$96,710	$1,362,096	$1,200,071

$285	$316	$415	$415	$(23)	$40	$44,195	$47,968

35,724	37,881	229,056	240,737	36,352	27,428	166,954	128,289
928	1,221	1,541	4,782	4,071	3,043	40,769	45,468
(36,337)	(10,309)	(325,161)	(297,771)	(7,857)	(6,700)	(103,920)	(119,317)

315	28,793	(94,564)	(52,252)	32,566	23,771	103,803	54,440

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets	215

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

(Amounts in thousands)

	Long-Term U.S. Government Bond Portfolio		Inflation Protection Portfolio		High Yield Bond Portfolio
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Change in Net Assets
Operations
Net Investment Income (Loss)	$2,669	$2,354	$3,061	$2,011	$25,518	$22,140
Net Realized Gain (Loss) on Investments	4,648	(1,818)	3,535	585	14,028	(15,547)
Net Change in Unrealized Appreciation (Depreciation) of Investments	1,179	(7,249)	478	5,561	3,718	87,304

Net Increase (Decrease) in Net Assets Resulting from Operations	8,496	(6,713)	7,074	8,157	43,264	93,897

Distributions to Shareholders from:
Net Investment Income	(5,007)	(26)	(4,154)	(2,210)	(23,047)	(22,564)
Net Realized Gain on Investments	(5,415)	(9,904)	(2,352)	(172)	-	-

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(10,422)	(9,930)	(6,506)	(2,382)	(23,047)	(22,564)

Capital Transactions:
Shares Sold	27,525	24,519	44,569	37,352	41,950	32,992
Reinvestment of Distributions Paid	10,422	9,930	6,506	2,382	23,047	22,564
Shares Redeemed	(15,529)	(25,124)	(41,235)	(8,979)	(40,687)	(39,870)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	22,418	9,325	9,840	30,755	24,310	15,686

Total Increase (Decrease) in Net Assets	20,492	(7,318)	10,408	36,530	44,527	87,019
Net Assets
Beginning of Period	82,888	90,206	105,670	69,140	299,022	212,003

End of Period	$103,380	$82,888	$116,078	$105,670	$343,549	$299,022

Undistributed Net Investment Income (Loss)	$27	$2,372	$(47)	$359	$25,564	$22,638

Portfolio Share Transactions:
Shares Sold	24,945	22,226	40,745	35,989	59,478	54,356
Reinvestment of Distributions Paid	10,272	9,707	6,173	2,248	34,042	36,629
Shares Redeemed	(14,332)	(22,839)	(36,838)	(8,772)	(57,701)	(67,053)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	20,885	9,094	10,080	29,465	35,819	23,932

The Accompanying Notes are an Integral Part of the Financial Statements.

216	Statements of Changes in Net Assets

Multi-Sector Bond Portfolio		Balanced Portfolio		Asset Allocation Portfolio
For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009

$9,506	$5,082	$56,978	$62,264	$4,697	$5,017
8,348	889	83,681	(90,792)	10,611	(12,235)

3,889	17,078	110,444	425,607	13,475	56,877

21,743	23,049	251,103	397,079	28,783	49,659

(13,099)	(3,670)	(46,538)	(92,223)	(6,755)	(6,196)
(2,978)	(2,401)	-	-	-	-

(16,077)	(6,071)	(46,538)	(92,223)	(6,755)	(6,196)

67,798	35,147	103,898	84,956	20,463	19,805
16,077	6,071	46,538	92,223	6,755	6,196
(52,808)	(6,597)	(262,438)	(274,197)	(33,534)	(36,650)

31,067	34,621	(112,002)	(97,018)	(6,316)	(10,649)

36,733	51,599	92,563	207,838	15,712	32,814
145,720	94,121	2,202,539	1,994,701	232,454	199,640

$182,453	$145,720	$2,295,102	$2,202,539	$248,166	$232,454

$204	$1,656	$58,883	$46,228	$5,191	$6,852

63,577	37,170	78,473	73,046	20,828	23,246
15,605	6,195	36,356	76,597	7,271	6,970
(48,136)	(7,235)	(199,139)	(239,581)	(34,424)	(45,015)

31,046	36,130	(84,310)	(89,938)	(6,325)	(14,799)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets	217

Financial Highlights

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income		Distributions from Realized Gains on Investments		Total Distributions		Net Asset Value, End of Period
Growth Stock Portfolio
2010	$1.92	$0.02		$0.21	$0.23	$(0.02)		$-		$(0.02)		$2.13
2009	1.41	0.01		0.52	0.53	(0.02)		-		(0.02)		1.92
2008	2.49	0.02		(0.94)	(0.92)	(0.02)		(0.14)		(0.16)		1.41
2007	2.30	0.02		0.19	0.21	(0.02)		-		(0.02)		2.49
2006	2.11	0.02		0.19	0.21	(0.02)		-		(0.02)		2.30
Focused Appreciation Portfolio
2010	$1.70	$0.00	(e)	$0.16	$0.16	$-		$-		$-		$1.86
2009	1.20	0.00	(e)	0.50	0.50	-		-		-		1.70
2008	2.05	0.00	(e)	(0.80)	(0.80)	(0.01)		(0.04)		(0.05)		1.20
2007	1.62	0.01		0.42	0.43	(0.00	)(e)	(0.00	)(e)	(0.00	)(e)	2.05
2006	1.63	0.01		0.07	0.08	(0.01)		(0.08)		(0.09)		1.62
Large Cap Core Stock Portfolio
2010	$1.12	$0.01		$0.12	$0.13	$(0.01)		$-		$(0.01)		$1.24
2009	0.88	0.01		0.25	0.26	(0.02)		-		(0.02)		1.12
2008	1.45	0.02		(0.57)	(0.55)	(0.02)		-		(0.02)		0.88
2007	1.35	0.02		0.10	0.12	(0.02)		-		(0.02)		1.45
2006	1.22	0.02		0.12	0.14	(0.01)		-		(0.01)		1.35
Large Cap Blend Portfolio
2010	$0.69	$0.01		$0.09	$0.10	$(0.01)		$-		$(0.01)		$0.78
2009	0.55	0.01		0.14	0.15	(0.01)		-		(0.01)		0.69
2008	0.93	0.01		(0.38)	(0.37)	(0.01)		-		(0.01)		0.55
2007(h)	1.00	0.01		(0.07)	(0.06)	(0.01)		(0.00	)(e)	(0.01)		0.93
Index 500 Stock Portfolio
2010	$2.33	$0.04		$0.30	$0.34	$(0.05)		$(0.02)		$(0.07)		$2.60
2009	1.95	0.05		0.45	0.50	(0.06)		(0.06)		(0.12)		2.33
2008	3.26	0.06		(1.22)	(1.16)	(0.06)		(0.09)		(0.15)		1.95
2007	3.26	0.06		0.12	0.18	(0.06)		(0.12)		(0.18)		3.26
2006	2.97	0.06		0.39	0.45	(0.05)		(0.11)		(0.16)		3.26
Large Company Value Portfolio
2010	$0.67	$0.01		$0.07	$0.08	$(0.01)		$-		$(0.01)		$0.74
2009	0.57	0.01		0.10	0.11	(0.01)		-		(0.01)		0.67
2008	0.93	0.02		(0.36)	(0.34)	(0.02)		(0.00	)(e)	(0.02)		0.57
2007(h)	100	0.01		(0.07)	(0.06)	(0.01)		-		(0.01)		0.93
Domestic Equity Portfolio
2010	$0.79	$0.02		$0.10	$0.12	$(0.02)		$-		$(0.02)		$0.89
2009	0.63	0.02		0.16	0.18	(0.02)		-		(0.02)		0.79
2008	1.15	0.03		(0.44)	(0.41)	(0.03)		(0.08)		(0.11)		0.63
2007	1.31	0.03		(0.11)	(0.08)	(0.02)		(0.06)		(0.08)		1.15
2006	1.13	0.02		0.17	0.19	-		(0.01)		(0.01)		1.31
Equity Income Portfolio
2010	$1.05	$0.02		$0.14	$0.16	$(0.02)		$-		$(0.02)		$1.19
2009	0.87	0.02		0.19	0.21	(0.03)		-		(0.03)		1.05
2008	1.38	0.03		(0.51)	(0.48)	(0.00	)(e)	(0.03)		(0.03)		0.87
2007	1.53	0.03		0.01	0.04	(0.03)		(0.16)		(0.19)		1.38
2006	1.33	0.02		0.24	0.26	(0.02)		(0.04)		(0.06)		1.53

(e)	Amount is less than $0.005.

(h)	For the period April 30, 2007 (commencement of operations) through December 31, 2007

The Accompanying Notes are an Integral Part of the Financial Statements.

218	Financial Highlights

Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

12.37%	$556,872	-%		0.44%		0.83%	48.90%
37.17	535,535	-		0.44		0.92	50.16
(38.86)	413,801	-		0.43		0.88	38.18
9.20	748,329	-		0.42		0.84	36.62
9.57	735,055	-		0.43		0.94	36.05

9.33%	$311,197	0.79	%(p)	0.77	%(p)	0.21%	40.65%
42.47	264,946	-		0.79		(0.14)	23.61
(40.01)	171,551	-		0.78		(0.09)	67.79
26.84	230,437	-		0.80		0 .44	57.89
4.88	138,581	-		0.81		0 .38	61.84

12.91%	$408,330	-%		0.46%		1.21%	43.16%
29.33	379,809	-		0.46		1 .35	42.82
(38.74)	310,665	-		0.44		1 .35	50.12
9.12	556,895	-		0.43		1.30	43.86
11.49	535,453	-		0.44		1.25	39.39

14.29%	$63,777	-%		0.84%		0.83%	34.89%
27.40	47,031	-		0.85		1 .33	39.32
(40.25)	29,382	0.87		0.85		1 .15	59.53
(6.52)	34,935	0.89	(c)	0.85	(c)	0.95 (c)	22.41

14.89%	$1,625,787	-%		0.21%		1.84%	4.14%
26.40	1,478,052	-		0.20		2 .34	5 .70
(36.94)	1,231,610	-		0.20		2 .13	4 .10
5.43	2,088,835	-		0.20		1 .89	4 .44
15.62	2,081,399	-		0.20		1 .78	4 .47

10.95%	$61,011	-%		0.80%		1.67%	29.84%
20.70	45,465	-		0.80		2 .11	26.95
(37.23)	28,570	0.81		0.80		2 .41	26.04
(5.97)	32,695	0.85	(c)	0.80	(c)	2.03 (c)	16.92

14.62%	$408,437	-%		0.58%		2.29%	48.18%
29.52	361,647	-		0.59		2 .99	67.19
(38.49)	281,556	-		0.57		2 .89	60.11
(6.33)	439,896	-		0.56		2 .37	38.86
16.56	409,836	-		0.58		1 .99	31.59

15.33%	$259,307	-%		0.67%		2.00%	11.14%
24.58	203,716	-		0.67		2 .27	12.49
(35.81)	151,641	-		0.67		2 .61	28.82
3.26	212,428	-		0.67		1 .93	41.94
19.15	200,507	-		0.67		1 .88	15.50

(c)	Computed on an annualized basis.

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.

(p)

For the Focused Appreciation Portfolio, expense ratios reflect total expenses before a management fee waiver effective August 12, 2010, (“Gross Expense Ratio”) and after such waiver (“Net Expense Ratio”).

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights	219

Financial Highlights

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income		Distributions from Realized Gains on Investments		Total Distributions		Net Asset Value, End of Period
Mid Cap Growth Stock Portfolio
2010	$2.52	$0.01		$0.60	$0.61	$(0.01)		$-		$(0.01)		$3.12
2009	1.92	0.00	(e)	0.61	0.61	(0.01)		(0.00	)(e)	(0.01)		2.52
2008	3.68	0.01		(1.35)	(1.34)	(0.01)		(0.41)		(0.42)		1.92
2007	3.37	0.01		0.66	0.67	(0.03)		(0.33)		(0.36)		3.68
2006	3.30	0.03		0.12	0.15	-		(0.08)		(0.08)		3.37
Index 400 Stock Portfolio
2010	$1.18	$0.01		$0.30	$0.31	$(0.01)		$(0.01)		$(0.02)		$1.47
2009	0.90	0.01		0.32	0.33	(0.02)		(0.03)		(0.05)		1.18
2008	1.60	0.02		(0.55)	(0.53)	(0.02)		(0.15)		(0.17)		0.90
2007	1.59	0.02		0.10	0.12	(0.02)		(0.09)		(0.11)		1.60
2006	1.55	0.02		0.14	0.16	(0.02)		(0.10)		(0.12)		1.59
Mid Cap Value Portfolio
2010	$0.98	$0.02		$0.17	$0.19	$(0.01)		$-		$(0.01)		$1.16
2009	0.81	0.02		0.17	0.19	(0.01)		(0.01)		(0.02)		0.98
2008	1.28	0.01		(0.46)	(0.45)	-		(0.02)		(0.02)		0.81
2007	1.53	0.01		(0.02)	(0.01)	(0.01)		(0.23)		(0.24)		1.28
2006	1.45	0.02		0.20	0.22	(0.02)		(0.12)		(0.14)		1.53
Small Cap Growth Stock Portfolio
2010	$1.42	$0.00	(e)	$0.36	$0.36	$(0.01)		$-		$(0.01)		$1.77
2009	1.09	0.00	(e)	0.33	0.33	(0.00	)(e)	-		(0.00	)(e)	1.42
2008	2.37	0.00	(e)	(0.92)	(0.92)	(0.00	)(e)	(0.36)		(0.36)		1.09
2007	2.38	0.00	(e)	0.22	0.22	(0.00	)(e)	(0.23)		(0.23)		2.37
2006	2.53	-		0.18	0.18	-		(0.33)		(0.33)		2.38
Index 600 Stock Portfolio
2010	$0.77	$0.01		$0.19	$0.20	$(0.03)		$-		$(0.03)		$0.94
2009	0.64	0.01		0.15	0.16	(0.03)		(0.00	)(e)	(0.03)		0.77
2008	0.93	0.01		(0.29)	(0.28)	-		(0.01)		(0.01)		0.64
2007(h)	1.00	-		(0.06)	(0.06)	-		(0.01)		(0.01)		0.93
Small Cap Value Portfolio
2010	$1.40	$0.01		$0.30	$0.31	$(0.02)		$-		$(0.02)		$1.69
2009	1.14	0.01		0.30	0.31	(0.01)		(0.04)		(0.05)		1.40
2008	1.72	0.01		(0.45)	(0.44)	(0.01)		(0.13)		(0.14)		1.14
2007	1.84	0.01		(0.02)	(0.01)	(0.01)		(0.10)		(0.11)		1.72
2006	1.64	0.01		0.26	0.27	-		(0.07)		(0.07)		1.84
International Growth Portfolio
2010	$1.05	$0.02		$0.15	$0.17	$(0.01)		$-		$(0.01)		$1.21
2009	0.86	0.02		0.18	0.20	(0.01)		-		(0.01)		1.05
2008	1.82	0.03		(0.80)	(0.77)	(0.02)		(0.17)		(0.19)		0.86
2007	1.77	0.03		0.18	0.21	(0.02)		(0.14)		(0.16)		1.82
2006	1.48	0.02		0.29	0.31	-		(0.02)		(0.02)		1.77
Research International Core Portfolio
2010	$0.75	$0.01		$0.07	$0.08	$(0.01)		$-		$(0.01)		$0.82
2009	0.58	0.01		0.17	0.18	(0.01)		-		(0.01)		0.75
2008	1.04	0.02		(0.46)	(0.44)	(0.01)		(0.01)		(0.02)		0.58
2007(h)	1.00	0.01		0.05	0.06	(0.01)		(0.01)		(0.02)		1.04

(e)	Amount is less than $0.005.

(h)	For the period April 30, 2007 (commencement of operations) through December 31, 2007

The Accompanying Notes are an Integral Part of the Financial Statements.

220	Financial Highlights

Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

23.86%	$941,928	-%		0.54%		0.33%	41.04%
32.09 (o)	831,412	-		0.54		0.23	39.73
(40.08)	695,626	-		0.53		0.20	43.67
20.70	1,294,703	-		0.52		0.26	66.20
4.40	1,183,484	-		0.52		0.77	72.15

26.29%	$471,012	-%		0.27%		1.10%	9.93%
37.00	400,128	-		0.26		1.35	13.40
(36.28)	319,515	-		0.26		1.50	15.94
7.93	558,136	-		0.26		1.44	24.49
10.04	533,740	-		0.26		1.42	12.43

19.93%	$118,130	-%		0.92%		2.35%	121.65%
23.24	94,985	-		0.94		1.91	207.63
(35.07)	74,681	-		0.89		1.01	50.78
(0.16)	114,455	-		0.87		0.66	41.37
14.49	131,016	-		0.87		1.26	43.75

25.85%	$418,965	-%		0.59%		0.03%	74.54%
31.17	350,161	-		0.59		0.15	111.08
(43.87)	284,621	-		0.57		0.01	146.28
9.54	543,986	-		0.55		0.13	143.29
6.68	528,612	-		0.55		0.08	82.48

25.90%	$45,991	0.42%		0.35%		0.88%	46.88%
25.17	30,716	0.45		0.35		0.78	51.96
(31.30)	21,174	0.55		0.35		1.38	71.09
(5.89)	24,039	0.51	(c)	0.35	(c)	2.02 (c)	51.76

21.95%	$374,259	-%		0.87%		0.85%	11.51%
28.18	308,928	-		0.86		0.76	21.11
(28.13)	240,817	-		0.87		0.87	22.94
(0.83)	337,973	-		0.86		0.80	33.39
16.55	324,973	-		0.86		0.66	21.70

16.43%	$297,804	0.81	%(q)	0.69	%(q)	1.40%	150.91%
23.16	246,868	-		0.85		1.95	218.24
(46.19)	197,383	0.80		0.79		1.96	134.71
12.62	353,426	-		0.78		1.61	105.82
21.48	272,882	-		0.86		1.14	82.62

11.05%	$65,711	1.38%		1.15%		1.54%	47.90%
30.82	51,345	1.69		1.15		1.94	64.57
(42.54)	33,435	1.69		1.15		2.27	77.80
5.49	47,347	1.71	(c)	1.15	(c)	1.38 (c)	45.53

(c)	Computed on an annualized basis.
(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
(o)	Total return reflects the effect of a one-time class action settlement received on June 18, 2009. Absent the payment, returns would have been 31.99%.
(q)

For the International Growth Portfolio, expense ratios reflect total expenses before a management fee waiver effective from October 1, 2010 through December 31, 2010, (“Gross Expense Ratio”) and after such waiver (“Net Expense Ratio”).

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights	221

Financial Highlights

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income		Distributions from Realized Gains on Investments		Total Distributions		Net Asset Value, End of Period
International Equity Portfolio
2010	$1.65	$0.04		$0.09	$0.13	$(0.05)		$-		$(0.05)		$1.73
2009	1.32	0.04		0.39	0.43	(0.07)		(0.03)		(0.10)		1.65
2008	2.67	0.07		(1.16)	(1.09)	(0.05)		(0.21)		(0.26)		1.32
2007	2.33	0.07		0.35	0.42	(0.05)		(0.03)		(0.08)		2.67
2006	1.81	0.05		0.51	0.56	(0.04)		-		(0.04)		2 33
Emerging Markets Equity Portfolio
2010	$0.90	$0.01		$0.21	$0.22	$(0.01)		$-		$(0.01)		$1.11
2009	0.53	0.01		0.37	0.38	(0.01)		-		(0.01)		0.90
2008	1.24	0.02		(0.71)	(0.69)	(0.02)		(0.00	)(e)	(0.02)		0.53
2007(h)	1.00	0.01		0 .23	0.24	(0.00	)(e)	-		(0.00	)(e)	1.24
Money Market Portfolio
2010	$1.00	$0.00	(e)	$0.00 (e)	$0.00 (e)	$(0.00	)(e)	$(0.00	)(e)	$(0.00	)(e)	$1.00
2009	1.00	0.01		0.00 (e)	0.01	(0.01)		(0.00	)(e)	(0.01)		1.00
2008	1.00	0.03		0.00 (e)	0.03	(0.03)		(0.00	)(e)	(0.03)		1.00
2007	1.00	0.05		-	0.05	(0.05)		-		(0.05)		1.00
2006	1.00	0.05		-	0.05	(0.05)		-		(0.05)		1.00
Short-Term Bond Portfolio
2010	$1.02	$0.03		$0.02	$0.05	$(0.03)		$(0.01)		$(0.04)		$1.03
2009	0.99	0.04		0.02	0.06	(0.03)		(0.00	)(e)	(0.03)		1.02
2008	1.00	0.04		(0.01)	0.03	(0.04)		-		(0.04)		0.99
2007(h)	1.00	0.03		0.00 (e)	0.03	(0.03)		-		(0.03)		1.00
Select Bond Portfolio
2010	$1.26	$0.05		$0.03	$0.08	$(0.05)		$(0.00	)(e)	$(0.05)		$1.29
2009	1.21	0.06		0.05	0.11	(0.06)		-		(0.06)		1.26
2008	1.23	0.06		(0.02)	0.04	(0.06)		-		(0.06)		1 .21
2007	1.20	0.05		0.03	0.08	(0.05)		-		(0.05)		1.23
2006	1.20	0.05		-	0.05	(0.05)		-		(0.05)		1 .20
Long-Term U.S. Government Bond Portfolio
2010	$1.00	$0.03		$0.08	$0.11	$(0.05)		$(0.06)		$(0.11)		$1.00
2009	1.22	0.03		(0.11)	(0.08)	(0.00	)(e)	(0.14)		(0.14)		1.00
2008	1.04	0.03		0.19	0.22	(0.02)		(0.02)		(0.04)		1.22
2007(h)	1.00	0.03		0.05	0.08	(0.03)		(0.01)		(0.04)		1.04
Inflation Protection Portfolio
2010	$1.06	$0.03		$0.03	$0.06	$(0.04)		$(0.02)		$(0.06)		$1.06
2009	0.99	0.02		0.07	0.09	(0.02)		(0.00	)(e)	(0.02)		1.06
2008	1.04	0.05		(0.06)	(0.01)	(0.04)		(0.00	)(e)	(0.04)		0.99
2007(h)	1.00	0.03		0.04	0.07	(0.03)		-		(0.03)		1.04
High Yield Bond Portfolio
2010	$0.68	$0.06		$0.03	$0.09	$(0.05)		$-		$(0.05)		$0.72
2009	0.51	0.05		0.18	0.23	(0.06)		-		(0.06)		0.68
2008	0.70	0.05		(0.19)	(0.14)	(0.05)		-		(0.05)		0.51
2007	0.73	0.05		(0.03)	0.02	(0.05)		-		(0.05)		0.70
2006	0.72	0.05		0.01	0.06	(0.05)		-		(0.05)		0 .73

(e)	Amount is less than $0.005.

(h)	For the period April 30, 2007 (commencement of operations) through December 31, 2007

The Accompanying Notes are an Integral Part of the Financial Statements.

222	Financial Highlights

Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

7.67%	$1,376,593	0.72	%(f)	0.67	%(f)	2.33%	28.57%
33.11 (o)	1,289,943	0.72	(f)	0.66	(f)	2.79	10.85
(43.78)	1,009,367	0.71	(f)	0.65	(f)	3.26	2.98
18.06	1,902,612	0.70	(f)	0.63	(f)	2.76	15.70
30.90	1,556,230	0.71	(f)	0.70	(f)	2.53	12.15

24.08%	$140,665	1.57%		1.50%		0.98%	51.60%
69.73	113,931	1.62		1.50		1.37	66.35
(55.22)	52,386	1.79		1.50		2.10	109.36
24.73	89,563	1.85	(c)	1.50	(c)	1.30 (c)	73.03

0.29%	$476,291	0.30	%(l)	0.00	%(e),(l)	0.29%	-%
0.76 (o)	570,855	0.34	(m),(l)	0.04	(m),(l)	0.62	-
2.76	622,620	0.32	(m),(l)	0.32	(m),(l)	2.66	-
5.28	462,092	-		0.30		5.16	-
4.86	390,589	-		0.30		4.77	-

3.63%	$130,420	-%		0.39%		2.48%	115.08%
7.22	96,710	-		0.39		3.54	65.56
2.71	69,797	-		0.40		4.29	74.86	(g)
3.10	57,998	-		0.44	(c)	4.80 (c)	72.69	(g)

6.59%	$1,362,096	-%		0.30%		3.51%	112.85	%(g)
9.37	1,200,071	-		0.30		4.42	66.49	(g)
3.26	1,088,647	-		0.30		5.06	85.39	(g)
6.39	1,114,647	-		0.30		5.26	104.07	(g)
3.74	924,457	-		0.30		4.85	169.55	(g)

10.62%	$103,380	-%		0.60%		2.76%	525.61	%(g)
(6.98)	82,888	-		0.60		2.75	589.06	(g)
20.76	90,206	-		0.62		2.51	272.80	(g)
7.55	35,815	0.72	(c)	0.65	(c)	4.31 (c)	175.03	(g)

5.60%	$116,078	-%		0.61%		2.43%	68.09%
9.98	105,670	-		0.61		2.35	63.47
(1.38)	69,140	-		0.62		4.34	48.63
6.83	37,462	0.70	(c)	0.65	(c)	4.95 (c)	94.74	(g)

14.56%	$343,549	-%		0.47%		7.99%	71.62%
45.39	299,022	-		0.48		8.74	75.30
(21.35)	212,003	-		0.47		8.55	43.30
2.38	292,928	-		0.47		7.43	61.65
9.77	276,639	-		0.47		7.00	80.94

(c)	Computed on an annualized basis.

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.

(e)	Amount is less than 0.005%.

(f)

For the International Equity Portfolio, expense ratios reflect total expenses before a management fee waiver in effect from November 15, 2006, (“Gross Expense Ratio”) and after such waiver (“Net Expense Ratio”).

(g)	Portfolio Turnover Rate excludes the impact of mortgage dollar roll transactions.

(l)	For the Money Market Portfolio, expense ratios reflect total expenses before a management fee waiver effective December 31, 2008, (“Gross Expense Ratio”) and after such waiver (“Net Expense Ratio”).

(m)	Reflects fee paid by the Portfolio to participate in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds.

(o)

Total return reflects the effect of a one-time class action settlement received on June 18, 2009. Absent the payment, returns would have been 32.39% for the International Equity Portfolio and 0.61% for the Money Market Portfolio.The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights	223

Financial Highlights

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments		Total Distributions	Net Asset Value, End of Period
Multi-Sector Bond Portfolio
2010	$0.99	$0.06	$0.08	$0.14	$(0.08)	$(0.02)		$(0.10)	$1.03
2009	0.85	0.04	0.15	0.19	(0.03)	(0.02)		(0.05)	0.99
2008	0.98	0.04	(0.11)	(0.07)	(0.06)	(0.00	)(e)	(0.06)	0.85
2007(h)	1.00	0.03	(0.02)	0.01	(0.03)	-		(0.03)	0.98
Balanced Portfolio
2010	$1.28	$0.03	$0.12	$0.15	$(0.03)	$-		$(0.03)	$1.40
2009	1.10	0.04	0.19	0.23	(0.05)	-		(0.05)	1.28
2008	1.99	0.05	(0.41)	(0.36)	(0.02)	(0.51)		(0.53)	1.10
2007	1.97	0.03	0.09	0.12	(0.06)	(0.04)		(0.10)	1.99
2006	1.86	0 .06	0.12	0.18	(0.05)	(0.02)		(0.07)	1.97
Asset Allocation Portfolio
2010	$0.96	$0.02	$0.10	$0.12	$(0.03)	$-		$(0.03)	$1.05
2009	0.77	0.02	0.20	0.22	(0.03)	-		(0.03)	0.96
2008	1.24	0.03	(0.38)	(0.35)	(0.03)	(0.09)		(0.12)	0.77
2007	1.22	0.03	0.08	0.11	(0.03)	(0.06)		(0.09)	1.24
2006	1.16	0.03	0.08	0.11	(0.02)	(0.03)		(0.05)	1 .22

(e)	Amount is less than $0.005.

(h)	For the period April 30, 2007 (commencement of operations) through December 31, 2007

The Accompanying Notes are an Integral Part of the Financial Statements.

224	Financial Highlights

Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
13.19%	$182,453	-%	0.84%	5.41%	102.10	%(g)
22.08	145,720	-	0.85	4.43	93.70	(g)
(6.86)	94,121	-	0.88	4.40	23.40	(g)
1.09	74,829	-	0.93 (c)	5.39 (c)	72.85	(g)
11.96%	$2,295,102	-%	0.30%	2.58%	81.33	%(g)
21.43	2,202,539	-	0.30	3.07	73.12	(g)
(22.72)	1,994,701	-	0.30	3.26	68.34	(g)
6.15	2,896,195	-	0.30	3.23	106.64	(g)
10.42	2,949,632	-	0.30	3.11	70.12	(g)
13.01%	$248,166	0.58%	0.53%	2.01%	73.04	%(g)
27.09	232,454	0.60	0.55	2.44	78.15	(g)
(30.13)	199,640	0.60	0.54	2.59	74.22	(g)
9.40	302,292	0.58	0.54	2.64	85.44	(g)
9.91	281,863	-	0.59	2.53	86.85	(g)

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.

(g)	Portfolio Turnover Rate excludes the impact of mortgage dollar roll transactions.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights	225

Notes to Financial Statements

Note 1. Organization

Northwestern Mutual Series Fund, Inc. (the “Series Fund”) is registered as a diversified, open-end management investment company under the Investment Company Act of 1940. The Series Fund consists of the Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Balanced Portfolio, and Asset Allocation Portfolio (each, a “Portfolio” or collectively, the “Portfolios”). Shares are presently offered only to The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”) and its segregated asset accounts.

During the year ended December 31, 2010, Northwestern Mutual made redemption totaling $22,500,000 from the Emerging Markets Equity Portfolio, $30,841,523 from the Inflation Protection Portfolio and $40,000,000 from the Multi-Sector Bond Portfolio.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Series Fund in the preparation of its financial statements.

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B. Security Valuation — Equity securities for which market quotations are readily available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Equity securities traded only in the over-the-counter market and not on a securities exchange are valued at the last sale price or closing bid price, if no sales have occurred. Bonds are generally valued on the basis of vendor prices. Futures are valued at settlement prices. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Securities for which current market quotations are not readily available are valued at fair value determined by procedures approved by the Board of Directors. The fair value procedures are used if a significant event that is likely to have affected the value of the securities takes place after the time of the most recent market quotations or the market quotations for other reasons do not reflect information material to the value of those securities. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share. The prospectus for each mutual fund explains the circumstances when the fund will use fair value pricing and the effects of using fair value pricing. Generally, money market investments, other than in the Money Market Portfolio, with maturities exceeding sixty days are valued by a pricing service. Generally, money market investments with maturities of sixty days or less and all securities in the Money Market Portfolio are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market.

C. Fair Value Measurements — The Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Codification defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of asset and liability, which segregates fair value measurements into levels. A summary of the fair value hierarchy is described below:

•	Level 1 — fair value is determined by unadjusted quoted prices in active markets for identical securities or derivatives

•

Level 2 — fair value is determined by other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and other data used in fair valuation)

•	Level 3 — fair value is determined by significant unobservable inputs (including the Portfolios’ own assumptions in determining fair value)

The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Portfolio’s perceived risk of that instrument. For example, money

226	Notes to Financial Statements

Notes to Financial Statements

market securities are generally valued using amortized cost, unless the current market value differs substantially from amortized cost. Generally, amortized cost approximates the current fair value of a security, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Additionally, foreign equity securities to which a fair value adjustment has been applied are reflected as Level 2. A table summarizing each Portfolio’s investments under this hierarchy is included following each Portfolio’s Schedule of Investments.

The Portfolios have adopted Accounting Standards Update 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”), which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and non-recurring fair value measurements, for Level 2 or Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. Transfers between Level 1 and Level 2 for foreign securities fair valued under procedures adopted by the Board of Directors are not disclosed separately. During the year ended December 31, 2010, other securities were not transferred between Level 1 and Level 2.

D. Delayed Delivery Transactions and When-Issued Securities — Certain Portfolios may engage in securities transactions on a when-issued or delayed-delivery basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment, with payment and delivery scheduled for a future date. During this period, the securities are subject to market fluctuations. When delayed-delivery purchases are outstanding, a Portfolio will earmark liquid assets on their records in amounts sufficient to meet the purchase price. A Portfolio may dispose of or renegotiate a delayed-delivery transaction, which may result in a capital gain or loss.

E. Repurchase Agreements — Certain Portfolios may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated sub-custodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed at all times the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, a Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

F. Restricted Securities — Certain Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from registration before being sold to the public. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

G. Foreign Currency Transactions — Certain Portfolios may have securities and other assets and liabilities denominated in foreign currencies which are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Portfolios purchase or sell a foreign security they may enter into a foreign currency exchange contract to minimize exchange rate risk from the trade date to the settlement date of such transaction. Such foreign currency exchange contracts are marked to market daily.

The Portfolios do not separately report the results of operations due to fluctuations in foreign exchange rates on investments from the changes arising from changes in market prices of securities held. Such fluctuations are included with the net realized or unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and the settlement date on security transactions, and the differences between the amounts of dividends and

Notes to Financial Statements	227

Notes to Financial Statements

foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent of the amounts actually received or paid.

H. Mortgage-Backed and Asset-Backed Securities — Certain Portfolios may invest in mortgage-backed securities, including collateralized mortgage obligations, and asset-backed securities. Mortgage-backed securities are interests in pools of residential or commercial mortgage loans and asset-backed securities are interests in pools of other assets, including various types of loans and credit card receivables. These securities provide a monthly payment, consisting of both a principal and interest component. Interest payments may be based on either fixed rates or adjustable rates. Receipt of principal payment reduces the outstanding par amount of the security and may generate realized gains or losses. Yields on mortgage-backed securities are affected by interest and prepayment rates, which, in turn, are influenced by a variety of economic, geographical, social and other factors. Maturities on mortgage-backed securities represent stated maturity dates. Actual maturity dates may differ based on prepayment rates. Unlike mortgage-backed securities issued or guaranteed by the U.S. Government or one of its sponsored entities, mortgage-backed securities and asset-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee. These issuers may provide credit enhancements through external entities such as financial institutions or through the structuring of the transaction itself. There is no guarantee that credit enhancements, if any, will be sufficient to prevent losses.

I. Short Sales — Certain Portfolios may enter into short sale transactions. A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation of a decline in the market price of the security. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio is obligated to deliver the security at the market price at the time the short position is closed. The risk of loss on a short sale transaction is theoretically unlimited, because there is no limit to the cost of replacing the security sold short, whereas losses from purchase transactions cannot exceed the total amount invested. As of December 31, 2010, short positions were not held by any of the Portfolios.

J. Inflation-Indexed Bonds — Certain Portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations even though investors do not receive their principal until maturity.

K. Securities Lending — Each Portfolio is authorized to participate in securities lending, however, only the Select Bond and Balanced Portfolios currently have an established securities lending program that enables each to loan securities to approved broker-dealers. The Portfolios receive cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is collateralized by cash, such collateral is invested by the Portfolios in commercial paper to earn interest in accordance with the Portfolios’ investment policies. For the year ended December 31, 2010, the Select Bond and Balanced Portfolios earned $143,192 and $140,890, respectively, in interest from securities lending activity, which is included as interest income in the Statements of Operations. The collateral received under the securities lending program is recorded on each Portfolio’s Statement of Assets and Liabilities along with the related obligation to return the collateral.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is recorded as income for the Portfolios. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Thereafter, each loan must be continuously secured by collateral at least equal at all times to the value of the securities on loan. In addition, the Portfolios are entitled to terminate a securities loan at any time. As of December 31, 2010, the value of outstanding securities on loan and the value of collateral amounted to the following:

Portfolio	Values of Securities on Loan	Value of Collateral
Select Bond Portfolio	$84,906,680	$87,003,750
Balanced Portfolio	69,844,880	71,532,500

228	Notes to Financial Statements

Notes to Financial Statements

As of December 31, 2010, collateral received for securities on loan was invested in money market instruments and included in Investments on each Portfolio’s Statement of Assets and Liabilities.

L. Foreign Income and Capital Gains Taxes — The Portfolios may be subject to dividend income taxes imposed by certain countries in which they invest. Foreign withholding taxes on dividends are netted against dividend income and separately disclosed in the Statements of Operations.

The Equity Income, Mid Cap Value, International Growth, Research International Core, International Equity, Emerging Markets Equity, Balanced and Asset Allocation Portfolios may be subject to capital gains taxes and repatriation taxes imposed by certain countries in which they invest. The Portfolios may record a deferred tax liability in respect of unrealized appreciation on foreign securities for capital gains and repatriation taxes. As of December 31, 2010, the International Growth, Research International Core and Emerging Markets Equity Portfolios recorded deferred tax liabilities of $14,186, $4,630 and $30,646, respectively. The provision for income taxes is included in net unrealized appreciation (depreciation) on investments and net realized gain (loss) on investments in the Statement of Operations for the Portfolios.

M. Investment Income and Securities Transactions — Interest income is recorded daily on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as information from foreign issuers is available. Where applicable, dividends are recorded net of foreign withholding tax. Discounts and premiums on securities purchased are amortized over the life of the respective securities using the effective interest method. Securities transactions are accounted for on trade date. The basis for determining cost on sale of securities is identified cost. For the year ended December 31, 2010, transactions in securities other than money market investments were:

Portfolios	Total Security Purchases	U.S. Govt. Security Purchases	Total Security Sales/Maturities	U.S. Govt. Security Sales/Maturities
	(Amounts in Thousands)
Growth Stock Portfolio	$236,416	$-	$250,265	$-
Focused Appreciation Portfolio	121,251	-	103,921	-
Large Cap Core Stock Portfolio	157,706	-	170,082	-
Large Cap Blend Portfolio	25,301	-	17,466	-
Index 500 Stock Portfolio (a)	59,994	-	104,266	-
Large Company Value Portfolio	24,932	-	14,541	-
Domestic Equity Portfolio	165,671	-	165,340	-
Equity Income Portfolio	47,373	-	23,338	-
Mid Cap Growth Stock Portfolio	329,569	-	406,603	-
Index 400 Stock Portfolio (b)	37,897	-	77,118	-
Mid Cap Value Portfolio	128,332	-	122,694	-
Small Cap Growth Stock Portfolio	246,784	-	264,071	-
Index 600 Stock Portfolio (c)	21,483	-	14,738	-
Small Cap Value Portfolio	36,278	-	41,769	-
International Growth Portfolio	394,082	-	381,654	-
Research International Core Portfolio	34,544	-	25,696	-
International Equity Portfolio	352,112	-	337,106	-
Emerging Markets Equity Portfolio	58,153	-	55,577	-
Short-Term Bond Portfolio	61,684	108,179	28,661	95,253
Select Bond Portfolio	759,079	870,539	518,552	915,124
Long-Term U.S. Government Bond Portfolio	9,659	555,053	18,861	539,969
Inflation Protection Portfolio	39,998	50,646	34,018	48,657
High Yield Bond Portfolio	236,484	-	216,628	-
Multi-Sector Bond Portfolio	133,352	72,944	106,684	66,935
Balanced Portfolio	1,175,400	453,903	1,098,709	477,753
Asset Allocation Portfolio	110,183	33,575	114,739	39,435

(a)	Includes (in thousands) $21 of purchases with affiliates
(b)	Includes (in thousands) $186 of purchases and $30 of sales with affiliates
(c)	Includes (in thousands) $30 of purchases and $207 of sales with affiliates

N. Distributions — Dividends from net investment income and net realized capital gains are declared each business day for the Money Market Portfolio and at least annually for the remaining portfolios of the Series Fund, when applicable.

Notes to Financial Statements	229

Notes to Financial Statements

Note 3. Derivative Instruments

The Portfolios may use derivative instruments for various purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Portfolio, or as an alternative to direct investments. The Portfolios have adopted amendments to authoritative guidance regarding disclosures of derivatives and hedging activity. This guidance requires qualitative disclosures about objectives and strategies for using derivatives and quantitative disclosures about fair value amounts of, and gains and losses on, derivative instruments. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. Because the Portfolios are required to account for derivative instruments at fair value and recognize changes in fair value through the Statements of Operations, the Portfolios’ derivatives do not qualify for hedge accounting treatment under the guidance.

Certain Portfolios segregate cash to cover margin requirements for derivative positions. These amounts are denoted as “Cash Collateral for Derivative Positions” on the Statements of Assets and Liabilities.

A. Futures Contracts — Certain Portfolios invest in futures contracts as an alternative to investing in individual securities and could be exposed to market risk due to changes in the value of the underlying securities or due to an illiquid secondary market. Futures contracts are marked to market daily based upon quoted settlement prices. The Portfolios receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the “variation margin,” are recorded by the Portfolios as unrealized gains or losses. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. For federal income tax purposes, net unrealized appreciation (depreciation) on open futures contracts is generally required to be treated as realized gains (losses).

B. Forward Foreign Currency Contracts — The Portfolios may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies or as part of an investment strategy. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed, a realized gain or loss is recorded. Risks may arise from changes in market value of the underlying instruments and from the possible inability of counterparties to meet the terms of their contracts.

C. Options — Certain Portfolios may write call and put options on futures, swaps, securities or currencies they own or in which they may invest. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease a Portfolio’s exposure to the underlying instrument. The Portfolio receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in the value of the security above the exercise price of the option. When a Portfolio writes a put option, it is exposed to a decline in the price of the underlying security. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is a risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market.

230	Notes to Financial Statements

Notes to Financial Statements

Transactions in written call and put options were as follows (amounts in thousands, except number of contracts):

	Balance at 12/31/2009	Sales	Closing Buys	Expirations	Exercised	Balance at 12/31/2010
Growth Stock Portfolio
# of Contracts	-	1,163	-	(763)	(400)	-
Notional Amount	-	116	-	(76)	(40)	-
Premium	$-	32	-	(18)	(14)	$-
Large Cap Core Stock Portfolio
# of Contracts	-	756	-	(598)	(158)	-
Notional Amount	-	76	-	(60)	(16)	-
Premium	$-	19	-	(14)	(5)	$-
Mid Cap Growth Stock Portfolio
# of Contracts	-	324	-	(324)	-	-
Notional Amount	-	32	-	(32)	-	-
Premium	$-	28	-	(28)	-	$-

Notes to Financial Statements	231

Notes to Financial Statements

	Balance at 12/31/2009	Sales	Closing Buys	Expirations	Exercised	Balance at 12/31/2010
Small Cap Growth Stock Portfolio
# of Contracts	-	910	-	-	(910)	-
Notional Amount	-	91	-	-	(91)	-
Premium	$-	110	-	-	(110)	$-
Long-Term U.S. Government Bond Portfolio
# of Contracts	64	161	-	(123)	(48)	54
Notional Amount	64	242	-	(123)	(48)	135
Premium	$30	103	-	(66)	(37)	$30
Multi-Sector Bond Portfolio
# of Contracts	784	1,094	-	(1,145)	(183)	550
Notional Amount	7,264	9,293	-	(9,249)	(1,808)	5,500
Premium	$81	130	-	(153)	(9)	$49
Balanced Portfolio
# of Contracts	-	4,070	-	(1,342)	(498)	2,230
Notional Amount	-	407	-	(134)	(50)	223
Premium	$-	212	-	(35)	(32)	$145
Asset Allocation Portfolio
# of Contracts	-	473	-	(202)	(51)	220
Notional Amount	-	47	-	(20)	(5)	22
Premium	$-	21	-	(5)	(2)	$14

Certain Portfolios may also purchase call and put options on futures, swaps, securities or currencies they own or in which they may invest. Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease a Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium on the purchase of a put option but receives the opportunity to profit from any increase in the value of the security above the exercise price of the option. When a Portfolio purchases a call option, it is exposed to a decline in the price of the underlying security. Premiums paid are reflected in the Statements of Assets and Liabilities as an investment and are subsequently marked to market to reflect the current value of the option. Premiums paid from purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine realized gain or loss. The risk associated with a Portfolio purchasing call or put options is limited to the premium paid.

D. Swap Agreements — The Portfolios may enter into swap agreements on interest rate, total return and credit default to manage their exposure to interest rates, foreign currencies, investment style risk and credit risk or as an alternative to direct investing. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. Payments received or made at the beginning of the measurement period of the swap are reflected on the Statements of Assets and Liabilities. Upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments received by the Portfolios are included as part of realized gain (loss) on the Statements of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in interest rates.

Interest Rate Swaps — Interest rate swap agreements involve the exchange by a Portfolio with another party to pay or receive a set of cash flows, e.g., an exchange of floating rate payments for fixed rate payments based on a notional amount of principal.

Total Return Swaps — Total return swap agreements involve commitments to pay or receive a financing rate in exchange for the total return of an underlying reference entity, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Portfolio will receive a payment from or make a payment to the counterparty.

232	Notes to Financial Statements

Notes to Financial Statements

Credit Default Swaps — Credit default swap agreements involve one party making a series of payments to another party in exchange for the right to receive a cash payment equal to the notional value of the swap in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging market country. A Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers where the Portfolio owns or has exposure to the corporate or sovereign issue or to take an active long or short position on the likelihood of a particular issuer’s default.

As a seller of protection, the Portfolio generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio adds leverage to its investments because the Portfolio has investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally makes an upfront payment or pays a fixed rate of interest throughout the term of the swap provided that there is no credit event. The Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging market country serve as an indicator of the current status of the payment/performance risk and represent the likelihood of a credit event occurring. The implied credit spread of a particular referenced entity reflects the cost of selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and indicate a greater likelihood a credit event could occur as defined under the terms of the agreement. As of December 31, 2010, open credit default swap agreements were as follows:

Multi-Sector Bond Portfolio

Credit Default Swaps on Corporate or Sovereign Issues

Reference Entity	Counterparty	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread	Upfront Premiums Paid/ (Received) (000’s)	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
American International Group, Inc., 6.25%, 5/1/36	UBS AG	Sell	5.00%	9/12	0.84%	$(21)	USD 300	$42
American International Group, Inc., 6.25%, 5/1/36	UBS AG	Sell	5.00%	9/14	1.58%	(11)	USD 100	23
BP Capital Markets America, Inc., 4.20%, 6/15/18	Goldman Sachs International	Sell	1.00%	6/15	0.82%	2	USD 500	2
BP Capital Markets America, Inc., 4.20%, 6/15/18	Goldman Sachs International	Sell	5.00%	6/15	0.82%	4	USD 200	32
BP Capital Markets America, Inc., 4.20%, 6/15/18	Goldman Sachs International	Sell	5.00%	9/15	0.86%	2	USD 100	18
BP Capital Markets America, Inc., 4.20%, 6/15/18	HSBC Bank USA	Sell	1.00%	9/11	0.16%	(4)	USD 100	5
BP Capital Markets America, Inc., 4.20%, 6/15/18	JP Morgan Chase Bank, NA	Sell	5.00%	9/11	0.16%	(2)	USD 100	6
BP Capital Markets America, Inc., 4.20%, 6/15/18	JP Morgan Chase Bank, NA	Sell	5.00%	6/15	0.82%	3	USD 100	15
Brazilian Government International Bond, 12.25%, 3/6/30	Goldman Sachs International	Sell	1.00%	3/11	0.51%	- (m)	USD 200	(1)
Brazilian Government International Bond, 12.25%, 3/6/30	HSBC Bank USA	Sell	1.00%	12/15	1.09%	0	USD 1,200	(5)
Brazilian Government International Bond, 12.25%, 3/6/30	Morgan Stanley Capital Services, Inc.	Sell	1.00%	12/12	0.76%	4	USD 700	(1)

Notes to Financial Statements	233

Notes to Financial Statements

Reference Entity	Counterparty	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread	Upfront Premiums Paid/ (Received) (000’s)	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
Codelco, Inc., 7.50%, 1/15/19	Barclays Bank PLC	Sell	1.00%	12/11	0.40%	$ 1	USD 600	$ 3
Conti-Gummi Finance BV, 8.50%, 7/15/15	Barclays Bank PLC	Sell	5.00%	12/13	2.27%	17	EUR 400	39
Emirate of Abu Dhabi, 5.50%, 8/2/12	Goldman Sachs International	Sell	1.00%	3/11	0.35%	-(m)	USD 200	-(m)
Morgan Stanley, 6.60%, 4/1/12	JP Morgan Chase Bank, NA	Sell	1.00%	9/11	0.77%	(6)	USD 900	7
Petrobras International Finance Co., 8.375%, 12/10/18	JP Morgan Chase Bank, NA	Sell	1.00%	9/11	0.81%	-(m)	USD 200	1
Petrobras International Finance Co., 8.375%, 12/10/18	JP Morgan Chase Bank, NA	Sell	1.00%	12/12	1.20%	(2)	USD 5,600	(20)
Petrobras International Finance Co., 8.375%, 12/10/18	Morgan Stanley Capital Services, Inc.	Sell	1.00%	12/12	1.20%	(8)	USD 1,600	2
Petrobras International Finance Co., 8.375%, 12/10/18	Morgan Stanley Capital Services, Inc.	Sell	1.00%	9/15	1.53%	(6)	USD 200	1
Philippine Government International Bond, 10.625%, 3/16/25	Morgan Stanley Capital Services, Inc.	Sell	2.44%	9/17	1.43%	0	USD 100	6
Republic of China, 4.75%, 10/29/13	Barclays Bank PLC	Sell	1.00%	6/11	0.23%	2	USD 900	1
Republic of China, 4.75%, 10/29/13	Barclays Bank PLC	Sell	1.00%	9/15	0.64%	1	USD 100	1
Republic of China, 4.75%, 10/29/13	Barclays Bank PLC	Sell	1.00%	9/15	0.64%	2	USD 200	1
Republic of China, 4.75%, 10/29/13	BNP Paribas SA	Sell	1.00%	9/15	0.64%	1	USD 100	1
Republic of China, 4.75%, 10/29/13	HSBC Bank USA	Sell	1.00%	9/15	0.64%	1	USD 100	1
Republic of China, 4.75%, 10/29/13	Morgan Stanley Capital Services, Inc.	Sell	1.00%	9/15	0.64%	1	USD 200	2
Republic of China, 4.75%, 10/29/13	Royal Bank of Scotland PLC	Sell	1.00%	9/15	0.64%	1	USD 100	1
Republic of China, 4.75%, 10/29/13	Royal Bank of Scotland PLC	Sell	1.00%	9/15	0.64%	2	USD 200	1
Republic of Korea, 4.25%, 6/1/13	Barclays Bank PLC	Sell	1.00%	3/11	0.52%	-(m)	USD 100	-(m)
Republic of Korea, 4.25%, 6/1/13	Goldman Sachs International	Sell	1.00%	3/11	0.52%	-(m)	USD 200	-(m)
Royal Caribbean Cruises, Ltd., 6.875%, 12/1/13	Goldman Sachs International	Buy	(5.00%)	3/11	0.69%	(3)	USD 1,000	(6)
TNK-BP Finance SA, 7.50%, 7/18/16	HSBC Bank USA	Sell	1.00%	12/12	3.05%	(20)	USD 700	(6)

234	Notes to Financial Statements

Notes to Financial Statements

Credit Default Swaps on Credit Indices

Reference Entity	Counterparty	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Market Value (000’s)	Upfront Premiums Paid/ (Received) (000’s)	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
Credit Default Index (CDX) Emerging Markets Index, Series 13	Barclays Bank PLC	Sell	5.00%	6/15	$316	$295	USD 2,500	$21
CDX Emerging Markets Index, Series 13	HSBC Bank USA	Sell	5.00%	6/15	152	113	USD 1,200	39
CDX Emerging Markets Index, Series 13	Morgan Stanley Capital Services, Inc.	Sell	5.00%	6/15	38	36	USD 300	2
CDX Emerging Markets Index, Series 14	Barclays Bank PLC	Sell	5.00%	12/15	27	25	USD 200	3
CDX Emerging Markets Index, Series 14	HSBC Bank USA	Sell	5.00%	12/15	27	25	USD 200	2
CDX Emerging Markets Index, Series 14	Morgan Stanley Capital Services, Inc.	Sell	5.00%	12/15	27	26	USD 200	1
CDX North America (NA) High Yield Index, Series 15	Citibank NA	Sell	5.00%	12/15	21	(2)	USD 700	23
CDX NA Investment Grade Index, Series 15	BNP Paribas SA	Sell	1.00%	12/15	1	- (m)	USD 100	1
CDX NA Investment Grade Index, Series 15	Morgan Stanley Capital Services, Inc.	Sell	1.00%	12/15	64	(29)	USD 9,200	93
Dow Jones CDX NA High Yield Index, Series 9	Morgan Stanley Capital Services, Inc.	Sell	3.75%	12/12	172	(81)	USD 4,300	253
MCDX Index, Series 15	Goldman Sachs International	Sell	1.00%	12/15	(47)	(54)	USD 1,200	7

(m)	Amount is less than one thousand.

If the Portfolio is a seller of protection and a credit event occurs, the Portfolio will either pay to the buyer of the protection an amount equal to the notional value of the swap and may take delivery of the obligation or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be equal to the notional amount of the agreement. Notional amounts and fair market value of all credit swap agreements outstanding as of December 31, 2010 for each Portfolio are disclosed in the footnotes to the Schedules of Investments. These maximum potential amounts would be partially offset by any recovery values of the referenced obligations, upfront payments received upon entering into the agreement, or net amounts received by the Portfolio from the settlement of credit default swap agreements purchasing protection for the same referenced obligation.

The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. Were the U.S. Internal Revenue Service (“IRS”) to take the position that a credit default swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by the Portfolios from such investments might be subject to U.S. excise or income taxes.

E. Derivative Disclosures — Derivative positions held by the Portfolios by contract type and primary risk exposure, including location on the Statement of Assets and Liabilities and value as of December 31, 2010, are (amounts in thousands):

Notes to Financial Statements	235

Notes to Financial Statements

	Asset Derivatives - December 31, 2010		Liability Derivatives - December 31, 2010
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Growth Stock Portfolio
Equity contracts	Receivables - Futures Variation Margin	$-	Payables - Futures Variation Margin	$13
Index 500 Stock Portfolio
Equity contracts	Receivables - Futures Variation Margin	-	Payables - Futures Variation Margin	38
Large Company Value Portfolio
Equity contracts	Receivables - Futures Variation Margin	-	Payables - Futures Variation Margin	2
Foreign exchange contracts	Receivables - Foreign Currency Sold	-	Payables - Foreign Currency Purchased	3
Mid Cap Growth Stock Portfolio
Equity contracts	Receivables - Futures Variation Margin	-	Payables - Futures Variation Margin	44
Index 400 Stock Portfolio
Equity contracts	Receivables - Futures Variation Margin	-	Payables - Futures Variation Margin	318
Mid Cap Value Portfolio
Foreign exchange contracts	Receivables - Foreign Currency Sold	-	Payables - Foreign Currency Purchased	9
Small Cap Growth Stock Portfolio
Equity contracts	Receivables - Outstanding Swaps Contracts, at Value	1,064	Payables - Outstanding Swaps Contracts, at Value	1
Equity contracts	Receivables - Futures Variation Margin	-	Payables - Futures Variation Margin	13
Index 600 Stock Portfolio
Equity contracts	Receivables - Outstanding Swaps Contracts, at Value	388	Payables - Outstanding Swaps Contracts, at Value	1
Short-Term Bond Portfolio
Interest rate contracts	Receivables - Futures Variation Margin	-	Payables - Futures Variation Margin	58
Foreign exchange contracts	Receivables - Foreign Currency Sold	-	Payables - Foreign Currency Purchased	26
Select Bond Portfolio
Interest rate contracts	Receivables - Futures Variation Margin	-	Payables - Futures Variation Margin	197
Foreign exchange contracts	Receivables - Foreign Currency Sold	23	Payables - Foreign Currency Purchased	296
Long-Term U.S. Government Bond Portfolio
Interest rate contracts	Receivables - Futures Variation Margin	21	Payables - Futures Variation Margin	-
Interest rate contracts	Receivables - Outstanding Options Written, at Value	-	Payables - Outstanding Options Written, at Value	27
Inflation Protection Portfolio
Interest rate contracts	Receivables - Outstanding Swaps Contracts, at Value	-	Payables - Outstanding Swaps Contracts, at Value	736
Foreign exchange contracts	Receivables - Foreign Currency Sold	419	Payables - Foreign Currency Purchased	85
Multi-Sector Bond Portfolio
Interest rate contracts	Receivables - Outstanding Swaps Contracts, at Value	340	Payables - Outstanding Swaps Contracts, at Value	4
Interest rate contracts	Receivables - Futures Variation Margin	63	Payables - Futures Variation Margin	-
Interest rate contracts	Receivables - Outstanding Options Written, at Value	-	Payables - Outstanding Options Written, at Value	80
Credit contracts	Receivables - Outstanding Swaps Contracts, at Value	954	Payables - Outstanding Swaps Contracts, at Value	2
Foreign exchange contracts	Receivables - Foreign Currency Sold	565	Payables - Foreign Currency Purchased	-
Balanced Portfolio
Equity contracts	Receivables - Outstanding Swaps Contracts, at Value	16,962	Payables - Outstanding Swaps Contracts, at Value	15,653
Equity contracts	Receivables - Futures Variation Margin	-	Payables - Futures Variation Margin	87
Equity contracts	Receivables - Outstanding Options Written, at Value	-	Payables - Outstanding Options Written, at Value	46
Interest rate contracts	Receivables - Futures Variation Margin	-	Payables - Futures Variation Margin	93
Foreign exchange contracts	Receivables - Foreign Currency Sold	17	Payables - Foreign Currency Purchased	206

236	Notes to Financial Statements

Notes to Financial Statements

	Asset Derivatives - December 31, 2010		Liability Derivatives - December 31, 2010
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Asset Allocation Portfolio
Equity contracts	Receivables - Outstanding Swaps Contracts, at Value	$2,121	Payables - Outstanding Swaps Contracts, at Value	$1,563
Equity contracts	Receivables - Futures Variation Margin	-	Payables - Futures Variation Margin	9
Equity contracts	Receivables - Outstanding Options Written, at Value	-	Payables - Outstanding Options Written, at Value	5
Interest rate contracts	Receivables - Futures Variation Margin	-	Payables - Futures Variation Margin	5
Foreign exchange contracts	Receivables - Foreign Currency Sold	2	Payables - Foreign Currency Purchased	13

Realized gains and losses on derivative instruments, by contract type and primary risk exposure, for the year ended

December 31, 2010 are (amounts in thousands):

	Realized Gain (Loss) on Derivatives Instruments
	Options	Futures	Forward Currency Contracts	Swaps	Total
Growth Stock Portfolio
Equity contracts	$18	$3,473	$-	$-	$3,491
Large Cap Core Stock Portfolio
Equity contracts	13	(26)	-	-	(13)
Index 500 Stock Portfolio
Equity contracts	-	3,097	-	-	3,097
Large Company Value Portfolio
Equity contracts	-	255	-	-	255
Foreign currency exchange contracts	-	-	3	-	3
Mid Cap Growth Stock Portfolio
Equity contracts	28	1,207	-	-	1,235
Index 400 Stock Portfolio
Equity contracts	-	7,212	-	-	7,212
Mid Cap Value Portfolio
Foreign currency exchange contracts	-	-	(71)	-	(71)
Small Cap Growth Stock Portfolio
Equity contracts	-	1,100	-	378	1,478
Index 600 Stock Portfolio
Equity contracts	-	-	-	1,067	1,067
Short-Term Bond Portfolio
Interest rate contracts	-	(655)	-	-	(655)
Foreign currency exchange contracts	-	-	(112)	-	(112)
Select Bond Portfolio
Interest rate contracts	-	(3,674)	-	-	(3,674)
Foreign currency exchange contracts	-	-	(1,377)	-	(1,377)
Long-Term U.S. Government Bond Portfolio
Interest rate contracts	66	1,309	-	-	1,375
Inflation Protection Portfolio
Other Contracts	-	-	-	(615)	(615)
Foreign currency exchange contracts	-	-	352	-	352
Multi-Sector Bond Portfolio
Credit contracts	-	-	-	325	325
Interest rate contracts	153	2,729	-	267	3,149
Foreign currency exchange contracts	-	-	(650)	-	(650)
Balanced Portfolio
Equity contracts	35	14,089	-	1,293	15,417
Interest rate contracts	-	(2,951)	-	-	(2,951)
Foreign currency exchange contracts	-	-	(1,001)	-	(1,001)
Asset Allocation Portfolio
Equity contracts	5	980	-	307	1,292
Interest rate contracts	-	(212)	-	-	(212)
Foreign currency exchange contracts	-	-	(32)	-	(32)

Notes to Financial Statements	237

Notes to Financial Statements

Change in unrealized appreciation or depreciation on derivative instruments, by contract type and primary risk exposure, for the year ended December 31, 2010 are (amounts in thousands):

	Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
	Options	Futures	Forward Currency Contracts	Swaps	Total
Growth Stock Portfolio
Equity contracts	$-	$54	$-	$-	$54
Large Cap Core Stock Portfolio
Equity contracts	-	(3)	-	-	(3)
Index 500 Stock Portfolio
Equity contracts	-	290	-	-	290
Large Company Value Portfolio
Equity contracts	-	(16)	-	-	(16)
Foreign currency exchange contracts	-	-	(3)	-	(3)
Mid Cap Growth Stock Portfolio
Equity contracts	-	(89)	-	-	(89)
Index 400 Stock Portfolio
Equity contracts	-	174	-	-	174
Mid Cap Value Portfolio
Foreign currency exchange contracts	-	-	(58)	-	(58)
Small Cap Growth Stock Portfolio
Equity contracts	-	(191)	-	751	560
Index 600 Stock Portfolio
Equity contracts	-	-	-	60	60
Short-Term Bond Portfolio
Interest rate contracts	-	(8)	-	-	(8)
Foreign currency exchange contracts	-	-	(26)	-	(26)
Select Bond Portfolio
Interest rate contracts	-	(1,787)	-	-	(1,787)
Foreign currency exchange contracts	-	-	(273)	-	(273)
Long-Term U.S. Government Bond Portfolio
Interest rate contracts	7	108	-	-	115
Inflation Protection Portfolio
Other contracts	-	-	-	6	6
Foreign currency exchange contracts	-	-	(28)	-	(28)
Multi-Sector Bond Portfolio
Interest rate contracts	(59)	(149)	-	319	111
Credit contracts	-	-	-	401	401
Foreign currency exchange contracts	-	-	444	-	444
Balanced Portfolio
Equity contracts	99	(116)	-	2,868	2,851
Interest rate contracts	-	(1,002)	-	-	(1,002)
Foreign currency exchange contracts	-	-	(189)	-	(189)
Asset Allocation Portfolio
Equity contracts	10	(15)	-	697	692
Interest rate contracts	-	(85)	-	-	(85)
Foreign currency exchange contracts	-	-	(12)	-	(12)

The volumes indicated in the open futures contracts, transactions in written options and swap agreements outstanding tables are indicative of the amounts throughout the period.

Note 4. Portfolio Risk

In the normal course of business the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Portfolio’s income.

Similar to credit risk, the Portfolios may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolios have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolios to credit risk, consist principally of cash due from counterparties and investments. The extent of the Portfolios’ exposure to credit and counterparty

238	Notes to Financial Statements

Notes to Financial Statements

risks in respect to these financial assets approximates their carrying value as recorded in the Statements of Assets and Liabilities.

Some of the Portfolios’ investments may be illiquid and the Portfolios may not be able to vary the portfolio investments in response to changes in economic and other conditions. If the Portfolio is required to liquidate all or a portion of its investments quickly, the Portfolio may realize significantly less than the value at which it previously recorded those investments.

Note 5. Investment Advisory and Sub-Advisory Fees

The Series Fund and its Portfolios are parties to annually renewable contracts pursuant to which each Portfolio pays a charge for investment management and administrative services. Certain Portfolios, listed below, pay at a fixed annual rate based on the average daily net asset values of the Portfolio.

Portfolio	Fee
Index 500 Stock	0.20%
Index 400 Stock	0.25%
Mid Cap Value	0.85%
Small Cap Value	0.85%
Money Market	0.30%
Select Bond	0.30%
Balanced	0.30%

For the other Portfolios, the rate for the investment advisory fee is graded by the asset size of the Portfolio according to the following schedules:

Portfolio	First $50 Million	Next $50 Million	Excess Over $100 Million
Growth Stock	0.60%	0.50%	0.40%
Large Cap Core Stock	0.60%	0.50%	0.40%
Mid Cap Growth Stock	0.80%	0.65%	0.50%
Small Cap Growth Stock	0.80%	0.65%	0.50%
International Equity	0.85%	0.65%	0.65%
High Yield Bond	0.60%	0.50%	0.40%

Portfolio	First $100 Million	Next $400 Million	Excess Over $500 Million
Focused Appreciation	0.80%	0.75%	0.70%

Portfolio	First $100 Million	Next $150 Million	Excess Over $250 Million
Domestic Equity	0.65%	0.55%	0.50%
Large Company Value	0.72%	0.67%	0.62%
International Growth	0.75%	0.65%	0.55%
Short-Term Bond	0.35%	0.33%	0.30%
Long-Term U.S. Government Bond	0.555%	0.515%	0.495%
Inflation Protection	0.58%	0.55%	0.49%
Multi-Sector Bond	0.79%	0.78%	0.77%
Asset Allocation	0.60%	0.50%	0.40%

Portfolio	First $150 Million	Next $150 Million	Next $200 Million	Excess Over $500 Million
Large Cap Blend	0.77%	0.70%	0.62%	0.56%
Research International Core	0.88%	0.82%	0.75%	0.68%

Portfolio	First $500 Million	Excess Over $500 Million
Equity Income	0.65%	0.60%

Notes to Financial Statements	239

Notes to Financial Statements

Portfolio	First $200 Million	Excess Over $200 Million
Index 600 Stock	0.25%	0.20%

Portfolio	First $250 Million	Next $250 Million	Next $500 Million	Excess Over $1.0 Billion
Emerging Markets Equity	1.14%	1.08%	0.96%	0.78%

Mason Street Advisors, LLC (“MSA”), a wholly owned subsidiary of Northwestern Mutual, which is the manager and investment adviser of the Series Fund, contractually agreed to waive the management fee and absorb certain other operating expenses to the extent necessary so that Total Operating Expenses will not exceed the following amounts:

Portfolio		Expiration
Focused Appreciation	0.90%	April 30, 2011
Large Cap Blend	0.85%	April 30, 2011
Large Company Value	0.80%	April 30, 2011
Domestic Equity	0.75%	April 30, 2011
Equity Income	0.75%	April 30, 2011
Mid Cap Value	1.00%	April 30, 2011
Index 600 Stock	0.35%	April 30, 2011
Small Cap Value	1.00%	April 30, 2011
International Growth	1.10%	April 30, 2011
Research International Core	1.15%	April 30, 2011
Emerging Markets Equity	1.50%	April 30, 2011
Short-Term Bond	0.45%	April 30, 2011
Long-Term U.S. Government Bond	0.65%	April 30, 2011
Inflation Protection	0.65%	April 30, 2011
Multi-Sector Bond	0.95%	April 30, 2011
Asset Allocation	0.75%	April 30, 2011

With respect to the Focused Appreciation Portfolio, MSA has agreed to waive its management fee effective August 12, 2010, such that its management fee is 0.75% on the Portfolio’s first $100 million of assets, 0.70% on Portfolio assets from $100 million to $300 million, 0.65% on assets from $300 million to $500 million, and 0.60% on Portfolio assets in excess of $500 million. MSA’s fee waiver agreement extends at least until April 30, 2011.

With respect to the International Growth Portfolio, MSA agreed to waive its management fee for the period beginning October 1, 2010 and ending on December 31, 2010, such that its management fee was 0.25% on the Portfolio’s first $100 million of assets, 0.22% on Portfolio assets from $100 million to $250 million, and 0.18% on Portfolio assets in excess of $250 million.

With respect to the International Equity Portfolio, MSA has agreed to waive its management fee effective November 15, 2006, such that its management fee is 0.80% on the Portfolio’s first $50 million of assets, 0.60% on Portfolio assets from $50 million to $1 billion, 0.58% on assets from $1 billion to $1.5 billion, and 0.51% on Portfolio assets in excess of $1.5 billion (the latter waiver was added effective December 12, 2006). MSA’s fee waiver agreement extends at least until April 30, 2011.

With respect to the Money Market Portfolio, MSA has voluntarily agreed to waive its 0.30% management fee effective December 31, 2008, on a temporary basis. The waiver is limited to MSA’s management fee, and as a result, the Money Market Portfolio will continue to bear any other expenses that MSA has not contractually agreed to assume. This voluntary waiver will be reviewed periodically by MSA and may be revised or discontinued at any time.

With respect to the Asset Allocation Portfolio, MSA has agreed to waive its management fee such that its management fee is 0.55% on the Portfolio’s first $100 million of assets, 0.45% on the Portfolio’s assets from $100 million to $250 million, and 0.35% on assets in excess of $250 million. MSA’s fee waiver agreement extends at least until April 30, 2011.

The investment advisory fee is paid to MSA. All of the Portfolios, except for the Balanced, Select Bond and Money Market Portfolios, pay custodian fees, audit expenses and certain other expenses. MSA pays certain other costs in connection with the management of the investment of the assets of the Portfolios and the administration of the affairs of the Portfolios.

Certain Portfolios, listed below, pay a portion of their custodian fees indirectly through expense offset arrangements. Custodian fees are reduced for Portfolios that maintain compensating balances in non-interest bearing accounts. These Portfolios could

240	Notes to Financial Statements

Notes to Financial Statements

have invested the assets used to pay for the custodian fees, had the assets not been used in the expense offset arrangements. For the year ended December 31, 2010, the amounts paid through expense offset arrangements were as follows:

Portfolio	Amount
Growth Stock Portfolio	$113
Focused Appreciation Portfolio	157
Large Cap Core Stock Portfolio	102
Large Cap Blend Portfolio	91
Index 500 Stock Portfolio	135
Domestic Equity Portfolio	117
Equity Income Portfolio	88
Mid Cap Growth Stock Portfolio	106
Index 400 Stock Portfolio	110
Small Cap Growth Stock Portfolio	128
Index 600 Stock Portfolio	139
Small Cap Value Portfolio	124
Short-Term Bond Portfolio	135
High Yield Bond Portfolio	161
Asset Allocation Portfolio	102

Janus Capital Management LLC (“Janus”), Capital Guardian Trust Company (“Capital Guardian”), American Century Investment Management, Inc. (“American Century”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), Massachusetts Financial Services Company (“MFS®”), Templeton Investment Counsel LLC (“Templeton”), and Pacific Investment Management Company LLC (“PIMCO”) have been retained under investment sub-advisory agreements to provide investment advice and, in general, to conduct the management investment programs of the Focused Appreciation and International Growth Portfolios, Large Cap Blend and Domestic Equity Portfolios, Large Company Value, Mid Cap Value and Inflation Protection Portfolios, Equity Income and Small Cap Value Portfolios, Research International Core and Emerging Markets Equity Portfolios, International Equity Portfolio, and the Long-Term U.S. Government Bond and Multi-Sector Bond Portfolios, respectively.

For the Focused Appreciation Portfolio, MSA pays Janus 0.55% on the first $100 million of the Portfolio’s assets, 0.50% on the next $400 million, and 0.45% on assets in excess of $500 million, however; pursuant to an Amendment to the Amended and Restated Investment Sub-Advisory Agreement between MSA and Janus relating to the Focused Appreciation Portfolio, effective August 12, 2010, MSA pays Janus 0.50% on the first $100 million of the Portfolio’s assets, 0.45% on the next $200 million, 0.40% on the next $200 million, and 0.35% on assets in excess of $500 million. For the International Growth Portfolio, MSA pays Janus 0.50% on the first $100 million of the Portfolio’s assets, 0.43% on the next $150 million, and 0.37% on assets in excess of $250 million, however; pursuant to a Temporary Agreement to Waive Advisory Fees relating to the International Growth Portfolio, for the period beginning October 1, 2010 and ending on December 31, 2010, Janus waived its fees. For the Large Cap Blend Portfolio, MSA pays Capital Guardian 0.46% on the first $150 million of the Portfolio’s assets, 0.40% on the next $150 million, 0.35% on the next $200 million, and 0.30% on assets in excess of $500 million. For the Domestic Equity Portfolio, MSA pays Capital Guardian a flat annual fee of $375,000 on the Portfolio’s assets of $100 million or less, and 0.275% on net assets in excess of $100 million. A fee discount may apply based on the aggregated annual fees paid on assets managed by Capital Guardian for Northwestern Mutual and its affiliates. For the Large Company Value Portfolio, MSA pays American Century 0.47% on the first $100 million of the Portfolio’s assets, 0.42% on the next $150 million, and 0.38% on assets in excess of $250 million. For the Mid Cap Value Portfolio, MSA pays American Century 0.57% on the first $50 million of the Portfolio’s assets, 0.52% on the next $50 million, 0.50% on the next $200 million, 0.45% on the next $200 million, and 0.40% on assets in excess of $500 million. For the Inflation Protection Portfolio, MSA pays American Century 0.32% on the first $100 million of the Portfolio’s assets, 0.30% on the next $150 million, and 0.25% on assets in excess of $250 million. For the Equity Income Portfolio, MSA pays T. Rowe Price 0.40% on the first $250 million of the Portfolio’s assets, 0.375% on the next $250 million, and 0.35% on assets in excess of $500 million. For the Small Cap Value Portfolio, MSA pays T. Rowe Price an annual rate of 0.60% of the Portfolio’s average daily net assets. For the Research International Core Portfolio, MSA pays MFS® 0.55% on the first $250 million of the Portfolio’s assets, 0.50% on the next $250 million, 0.45% on the next $500 million and 0.40% on assets in excess of $1 billion. For the Emerging Markets Equity Portfolio, MSA pays MFS® 0.80% on the first $250 million of the Portfolio’s assets, 0.75% on the next $250 million, 0.65% on the next $500 million, and 0.50% on assets in excess of $1 billion. For the International Equity Portfolio, MSA pays Templeton 0.50% on the first $100 million of the Portfolio’s assets, 0.35% on the next $50 million, 0.30% on the next $350 million, 0.25% on the next $500 million, 0.20% on the next $500 million, and 0.15% in excess of $1.5 billion. For the Long-Term U.S. Government Bond Portfolio, MSA pays PIMCO 0.225% of the average daily net assets of the portfolio and for the Multi-Sector Bond Portfolio, MSA pays PIMCO 0.45% of the average daily net assets of the Portfolio.

Notes to Financial Statements	241

Notes to Financial Statements

Note 6. Federal Income Tax Matters

Each of the Portfolios of the Series Fund has elected to be taxed as a regulated investment company meeting certain requirements under the Internal Revenue Code. Since each expects to distribute all net investment income and net realized capital gains, the Portfolios anticipate incurring no federal income taxes.

In accordance with the authoritative guidance for uncertainty in income taxes, management of the Portfolios has reviewed all open tax years (2007 to 2010) for major jurisdictions and concluded there was no material impact to the Portfolios’ net assets or results of operations. There is no material tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Portfolios are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Taxable distributions from net investment income and realized capital gains in the Portfolios may differ from book amounts earned during the period due to differences in the timing of capital gains recognition and due to the reclassification of certain gains or losses between capital and income. The differences between cost amounts for book purposes and tax purposes are primarily due to treatment of deferred losses.

It is the policy of the Portfolios to reclassify the net effect of permanent differences between book and taxable income to capital accounts on the Statements of Assets and Liabilities.

Certain losses incurred by the Portfolios after October 31 are deferred and deemed to have occurred in the next fiscal year for income tax purposes. Net realized capital losses for federal income tax purposes are carried forward to offset future net realized gains. A summary of the Portfolios’ post-October losses and capital loss carryovers as of December 31, 2010 is provided below:

	Post-October Losses		Capital Loss Carryovers
	Capital	Foreign Currency	Amount	Expiration	Utilized in 2010	Expired in 2010
	(Amount in thousands)
Growth Stock Portfolio	$-	$-	$28,798	$2017	$23,883	$-
Focused Appreciation Portfolio	-	-	8,980	2017	4,678	-
Large Cap Core Stock Portfolio	-	-	125,413	2011-2017	11,298	-
Large Cap Blend Portfolio	-	-	15,423	2016-2017	11	-
Index 500 Stock Portfolio	-	-	-	-	-	-
Large Company Value Portfolio	-	-	9,999	2016-2018	-	-
Domestic Equity Portfolio	-	-	150,052	2016-2017	19,384	-
Equity Income Portfolio	957	-	17,855	2016-2018	-	-
Mid Cap Growth Stock Portfolio	-	-	42,790	2017	21,049	-
Index 400 Stock Portfolio	-	-	-	-	-	-
Mid Cap Value Portfolio	-	62	18,661	2017	18,864	-
Small Cap Growth Stock Portfolio	-	-	128,098	2016-2017	55,834	-
Index 600 Stock Portfolio	-	-	54	2017	839	-
Small Cap Value Portfolio	-	-	4,009	2017	11,371	-
International Growth Portfolio	-	-	64,070	2016-2017	20,047	-
Research International Core Portfolio	-	-	14,036	2016-2018	-	-
International Equity Portfolio	-	-	48,728	2017	67,908	-
Emerging Markets Equity Portfolio	-	24	12,375	2016-2017	11,376	-
Money Market Portfolio	-	-	-	-	-	-
Short-Term Bond Portfolio	20	23	-	-	-	-
Select Bond Portfolio	-	702	-	-	-	-
Long-Term U.S. Government Bond Portfolio	572	-	-	-	2,843	-
Inflation Protection Portfolio	-	91	-	-	-	-
High Yield Bond Portfolio	-	-	37,403	2013-2017	13,043	5,155
Multi-Sector Bond Portfolio	-	-	-	-	1,372	-
Balanced Portfolio	-	475	123,953	2017	87,787	-
Asset Allocation Portfolio	-	39	30,016	2016-2017	10,279	-

When applicable, each of the Portfolios made distributions during the year of ordinary income and long-term capital gains. The tax character of distributions paid for the year ended December 31, 2010 was as follows:

242	Notes to Financial Statements

Notes to Financial Statements

	2010 Distributions Paid From:
Portfolio	Ordinary Income	Long-term Capital Gain
	(Amounts in thousands)
Growth Stock Portfolio	$4,234	$-
Focused Appreciation Portfolio	-	-
Large Cap Core Stock Portfolio	4,461	-
Large Cap Blend Portfolio	433	-
Index 500 Stock Portfolio	30,558	10,237
Large Company Value Portfolio	856	-
Domestic Equity Portfolio	8,343	-
Equity Income Portfolio	3,789	-
Mid Cap Growth Stock Portfolio	2,314	-
Index 400 Stock Portfolio	6,067	-
Mid Cap Value Portfolio	1,417	-
Small Cap Growth Stock Portfolio	2,686	-
Index 600 Stock Portfolio	1,416	-
Small Cap Value Portfolio	3,517	-
International Growth Portfolio	2,403	-
Research International Core Portfolio	909	-
International Equity Portfolio	37,804	-
Emerging Markets Equity Portfolio	949	-
Money Market Portfolio	1,541	-
Short-Term Bond Portfolio	4,179	-
Select Bond Portfolio	52,674	-
Long-Term U.S. Government Bond Portfolio	8,335	2,087
Inflation Protection Portfolio	4,757	1,749
High Yield Bond Portfolio	23,047	-
Multi-Sector Bond Portfolio	14,443	1,634
Balanced Portfolio	46,538	-
Asset Allocation Portfolio	6,755	-

	2009 Distributions Paid From:
Portfolio	Ordinary Income	Long-term Capital Gain
	(Amounts in thousands)
Growth Stock Portfolio	$5,283	$-
Focused Appreciation Portfolio	-	-
Large Cap Core Stock Portfolio	6,039	-
Large Cap Blend Portfolio	431	-
Index 500 Stock Portfolio	35,642	35,809
Large Company Value Portfolio	744	-
Domestic Equity Portfolio	10,489	-
Equity Income Portfolio	4,882	-
Mid Cap Growth Stock Portfolio	2,018	924
Index 400 Stock Portfolio	6,121	11,203
Mid Cap Value Portfolio	933	867
Small Cap Growth Stock Portfolio	839	-
Index 600 Stock Portfolio	993	4
Small Cap Value Portfolio	2,183	9,226
International Growth Portfolio	1,402	-
Research International Core Portfolio	686	-
International Equity Portfolio	50,033	22,105
Emerging Markets Equity Portfolio	1,027	-
Money Market Portfolio	4,782	-
Short-Term Bond Portfolio	3,120	-
Select Bond Portfolio	56,381	-
Long-Term U.S. Government Bond Portfolio	5,461	4,469
Inflation Protection Portfolio	2,353	29
High Yield Bond Portfolio	22,564	-
Multi-Sector Bond Portfolio	4,987	1,084
Balanced Portfolio	92,223	-
Asset Allocation Portfolio	6,196	-

Each Portfolio intends to distribute the maximum allowable amount permitted by law.

Notes to Financial Statements	243

Notes to Financial Statements

As of December 31, 2010, the tax basis amounts were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Losses	Unrealized Appreciation (Depreciation)
	(Amount in Thousands)
Growth Stock Portfolio	$4,291	$-	$(28,798)	$94,343
Focused Appreciation Portfolio	572	-	(8,980)	57,344
Large Cap Core Stock Portfolio	4,537	-	(125,413)	65,049
Large Cap Blend Portfolio	4	-	(15,423)	11,416
Index 500 Stock Portfolio	28,712	34,616	-	279,071
Large Company Value Portfolio	95	-	(9,999)	3,745
Domestic Equity Portfolio	8,356	-	(150,052)	67,888
Equity Income Portfolio	4,435	-	(18,812)	10,731
Mid Cap Growth Stock Portfolio	2,784	-	(42,790)	157,708
Index 400 Stock Portfolio	7,363	22,878	-	59,001
Mid Cap Value Portfolio	2,151	-	(18,723)	11,810
Small Cap Growth Stock Portfolio	1,448	-	(128,098)	91,669
Index 600 Stock Portfolio	88	-	(54)	3,059
Small Cap Value Portfolio	2,490	-	(4,009)	72,235
International Growth Portfolio	2,825	-	(64,070)	30,427
Research International Core Portfolio	345	-	(14,036)	7,721
International Equity Portfolio	28,710	-	(48,728)	177,542
Emerging Markets Equity Portfolio	309	-	(12,399)	30,440
Money Market Portfolio	415	-	-	-
Short-Term Bond Portfolio	250	-	(43)	1,285
Select Bond Portfolio	67,181	9,318	(702)	28,644
Long-Term U.S. Government Bond Portfolio	27	-	(572)	(5,506)
Inflation Protection Portfolio	503	737	(91)	3,609
High Yield Bond Portfolio	25,674	-	(37,403)	16,737
Multi-Sector Bond Portfolio	1,042	1,319	-	5,737
Balanced Portfolio	62,267	-	(124,428)	209,972
Asset Allocation Portfolio	5,795	-	(30,055)	28,212

Note 7. Voluntary Reimbursements

Northwestern Mutual voluntarily reimburses foreign equity portfolios for the benefit Northwestern Mutual receives from foreign dividend taxes charged against the Portfolios. The amounts reimbursed represent approximately 65% of the foreign dividend taxes withheld from the Portfolios. Reimbursements are recorded when foreign dividend taxes are accrued and are reflected as an offset to the amount of foreign withholding taxes on dividends which are netted against dividend income in the Statements of Operations.

Voluntary reimbursements for the year ended December 31, 2010 and the year ended December 31, 2009 are summarized below:

Portfolio	2010 Reimbursements	2009 Reimbursements
International Growth Portfolio	$133,439	$278,526
Research International Core Portfolio	93,733	79,838
International Equity Portfolio	2,391,468	2,317,672
Emerging Markets Equity Portfolio	181,227	126,183

Note 8. Guarantees

In the normal course of business the Portfolios enter into contracts that contain a variety of representations which provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios expect the risk of loss to be remote.

244	Notes to Financial Statements

Notes to Financial Statements

Note 9. Subsequent Events

On January 20, 2011, the Multi-Sector Bond Portfolio processed a redemption from Northwestern Mutual, a related party, in the amount of $24,847,420, which represented 13.4% of its net assets as of that date.

Except as provided above, no events have occurred subsequent to December 31, 2010 that require disclosure or adjustment to the financial statements at that date or through the date of issuance.

Notes to Financial Statements	245

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

Northwestern Mutual Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Balanced Portfolio and Asset Allocation Portfolio (constituting Northwestern Mutual Series Fund, Inc., hereafter referred to as the “Fund”) at December 31, 2010, the results of each of their operations, the changes in each of their net assets for each of the two years in the period then ended and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards set forth by the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

February 18, 2011

246	Report of Independent Registered Public Accounting Firm

Notes to Financial Statements

Proxy Voting Guidelines

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free 1-888-455-2232. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling toll free 1-888-455-2232. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Filing of Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Form N-Q filings are available (i) on the SEC website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Portfolios also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on the Internet at www.northwesternmutual.com.

Notes to Financial Statements	247

Director and Officer Information (Unaudited)

Northwestern Mutual Series Fund, Inc.

The name, address and year of birth of the directors, as well as their affiliations, positions held with the Series Fund, principal occupations during the past five years and the number of portfolios overseen in the Northwestern Mutual fund complex, are shown below as of December 31, 2010. Each director (whenever elected) shall hold office until the next annual meeting of shareholders and until his or her successor is elected and qualifies or until his or her earlier death, resignation or removal, provided no director shall serve a term or successive terms totaling more than twelve (12) years. The twelve-year service limitation commences for all directors on the later of May 1, 2003, or the date of his or her election or appointment to the Board. Notwithstanding the foregoing, the Series Fund’s By-Laws provide that a director who has attained the age of seventy (70) on or before the first quarterly Board meeting in a calendar year shall retire effective at the end of the meeting. If a director attains age seventy (70) after the first quarterly Board meeting in a calendar year, he or she shall retire effective at the end of the first quarterly Board meeting in the following calendar year. The statement of additional information contains additional information about Series Fund directors and is available without charge, upon request, by calling 1-888-455-2232.

Independent Directors

Name, Address, and Year of Birth	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held

Michael G. Smith 720 East Wisconsin Avenue Milwaukee, WI 53202 1944	Director	Since 2003	27	Trustee of The Ivy Family of
Funds (2 registered investment
companies - 33 portfolios),
Director of the TDX
Independence Funds, Inc. (5
portfolios), CTMG, Inc. and
Cox Business School, Southern
				Methodist University

Principal Occupation During Past 5 Years: Private investor; retired since 1999.

Miriam M. Allison 720 East Wisconsin Avenue Milwaukee, WI 53202 1947	Director	Since 2006	27	None

Principal Occupation During Past 5 Years: Rancher since 2004. From 2001 to 2005, Chairman of UMB Fund Services, Inc. (formerly Sunstone Financial Group, Inc.), a mutual fund service provider.

Robert H. Huffman III 720 East Wisconsin Avenue Milwaukee, WI 53202 1959	Director	Since 2007	27	None

Principal Occupation During Past 5 Years: Co-Founder and Managing Partner of Relative Value Partners, LLC, a registered investment adviser since 2004.

Other Directors
Name, Address, and Year of Birth	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held

Gary A. (Skip) Poliner 720 East Wisconsin Avenue Milwaukee, WI 53202 1953	Chairman of the Board	Since 2010	27	Trustee of Northwestern Mutual

Principal Occupation During Past 5 Years: President and Chief Risk Officer since 2010. Prior thereto, Executive Vice President – Chief Risk Officer of Northwestern Mutual from 2009 to 2010; Executive Vice President - Investment Products and Services from 2008 to 2009; Chief Investment Officer of Northwestern Mutual from 2007 to 2008; and Chief Financial Officer of Northwestern Mutual from 2001 to 2008.

248	Director and Officer Information

Director and Officer Information (Unaudited)

Northwestern Mutual Series Fund, Inc.

Executive Officers

Name, Address, and Year of Birth	Position	Length of Time Served

R. David Ells 720 East Wisconsin Avenue Milwaukee, WI 53202 1968	President	Since 2010

Managing Director of Mason Street Advisors, LLC (MSA) since 2010. Prior thereto, Director of MSA from 2004 to 2010; and Senior Vice President of Deerfield Capital Management, LLC from 2003 - 2004.

Walter M. Givler 720 East Wisconsin Avenue Milwaukee, WI 53202 1957	Vice President; Chief Financial Officer & Treasurer	Since 2003

Principal Occupation During Past 5 Years: Vice President - Accounting Policy of Northwestern Mutual since 2007; Vice President of Investment Accounting for Northwestern Mutual from 2002 to 2007.

Kate M. Fleming 720 East Wisconsin Avenue Milwaukee, WI 53202 1962	Vice President - Operations	Since 2004

Principal Occupation During Past 5 Years: Vice President-Operations since 2004 and Treasurer since 2008 of Mason Street Advisors, LLC.

Barbara E. Courtney 720 East Wisconsin Avenue Milwaukee, WI 53202, 1957	Controller & Chief Accounting Officer	Since 1996

Michael W. Zielinski 720 East Wisconsin Avenue Milwaukee, WI 53202, 1974	Chief Compliance Officer	Since 2006

Principal Occupation During Past 5 Years: Chief Compliance Officer of Mason Street Advisors, LLC since 2006; prior thereto, Counsel, Northwestern Mutual from 2004 to 2006.

Randy M. Pavlick 720 East Wisconsin Avenue Milwaukee, WI 53202, 1959	Secretary	Since 2006

Principal Occupation During Past 5 Years: Assistant General Counsel of Northwestern Mutual and Assistant Secretary of Mason Street Advisors, LLC, each since 2004.

Director and Officer Information	249

Approval and Continuance of Investment Sub-Advisory Agreements

Northwestern Mutual Series Fund, Inc.

Annual Contract Review Process

Under Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of an investment company’s independent directors each year. In addition, each investment company is required to disclose in its annual or semi-annual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any investment advisory agreements within the investment company’s most recently completed fiscal half-year period.

At least annually, the Board of Directors (the “Board”) of Northwestern Mutual Series Fund, Inc. (the “Series Fund”) considers and votes upon the renewal of the investment sub-advisory agreements between Mason Street Advisors, LLC (“Mason Street Advisors”) and each of the sub-advisers of those portfolios of the Series Fund (each, a “Portfolio” and collectively, the “Portfolios”) for which Mason Street Advisors has appointed a sub-adviser. In order to afford the Board the opportunity to focus on a smaller number of relationships at any one meeting, the Board considers the annual continuation of the sub-advisory agreements on a staggered basis.

At its August 12, 2010 meeting, the Series Fund Board, including the directors who are not “interested persons” (as that term is defined in the 1940 Act) of the Series Fund or Mason Street Advisors (“Independent Directors”), unanimously approved the continuance of (1) the Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and Janus Capital Management LLC (“Janus”) relating to the Series Fund’s Focused Appreciation Portfolio; (2) the Investment Sub-Advisory Agreement between Mason Street Advisors and Janus relating to the Series Fund’s International Growth Portfolio; and (3) the Investment Sub-Advisory Agreement between Mason Street Advisors and American Century Investment Management, Inc. (“ACI”) relating to the Series Fund’s Large Company Value Portfolio, Inflation Protection Portfolio and Mid Cap Value Portfolio.

At its November 18, 2010 meeting, the Series Fund Board, including the Independent Directors, unanimously approved the continuance of (1) the Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and T. Rowe Price Associates, Inc. (“T. Rowe Price”) relating to the Series Fund’s Small Cap Value Portfolio and Equity Income Portfolio; and (2) the Investment Sub-Advisory Agreement between Mason Street Advisors and Pacific Investment Management Company, LLC (“PIMCO”) relating to the Series Fund’s Long-Term U.S. Government Bond Portfolio and Multi-Sector Bond Portfolio. Janus, ACI, T. Rowe Price and PIMCO are sometimes collectively referred to hereinafter as the “Sub-Advisers,” their respective sub-advised Portfolios are collectively referred to herein as the “Sub-Advised Portfolios” and the respective Investment Sub-Advisory Agreements with such Sub-Advisers are collectively referred to herein as the “Sub-Advisory Agreements.”

Factors Considered

In determining whether to approve the continuance of the Sub-Advisory Agreements on behalf of the Series Fund, the Board requested and received detailed information from Mason Street Advisors and the Sub-Advisers to assist them in their evaluation, including information compiled by certain independent providers of evaluative data. While particular focus is given to an evaluation of the services, performance, fees, expenses and certain other relevant information under such Agreements at the meeting at which their continuation is formally considered, the evaluation process with respect to the Sub-Advisers and the nature, extent and quality of the services they provide to the Sub-Advised Portfolios, together with related information, is an ongoing one. As a result, the Board’s consideration of the nature, extent and quality of services, and the performance, fees, expenses and other relevant factors was informed by information provided and deliberations that occurred at other meetings throughout the year.

The Independent Directors also received a memorandum from their counsel advising them of their responsibilities in connection with the renewal of the Sub-Advisory Agreements and summarizing the legal standards governing the review of these Agreements. The Independent Directors reviewed these standards with their counsel during the course of the meetings, as well as the scope and type of information that had been presented, including how these standards should be applied to the review of information relating to the Sub-Advisers under the Series Fund’s manager of managers structure. In addition, during the course of their deliberations, the Independent Directors had the opportunity to meet privately without representatives of

250	Approval and Continuance of Investment Sub-Advisory Agreements

Approval and Continuance of Investment Sub-Advisory Agreements

Mason Street Advisors and the Sub-Advisers present, and were represented throughout the process by legal counsel to the Independent Directors.

Continuation of the Investment Sub-Advisory Agreements Between Mason Street Advisors and Certain Sub-Advisers

The material factors and conclusions that formed the basis for the Board’s approval of the continuance of each of the Sub-Advisory Agreements with respect to each Sub-Advised Portfolio include those discussed below. In addition to the information provided to them at the meetings by Mason Street Advisers and the Sub-Advisers, the directors considered their experience with and knowledge of the nature and quality of the services provided by the Sub-Advisers and their discussions with representatives of Mason Street Advisers, its affiliates and the Sub-Advisers. The directors received a presentation from representatives of each Sub-Adviser involved in the management of the respective Sub-Advised Portfolios. The directors evaluated a variety of information they deemed relevant on a Portfolio by Portfolio basis. No one particular factor was identified as determinative, but rather it was a combination of all the factors and conclusions that formed the basis for the determinations made by the directors, and different directors may have placed greater weight on certain factors than did other directors.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of each Sub-Adviser’s services, factors considered by the directors included the Sub-Adviser’s investment personnel and the experience of the portfolio managers of each of the Sub-Advised Portfolios. The directors evaluated changes in key personnel at Janus and PIMCO, and concluded that they were comfortable with each organization’s current leadership. In connection with the renewal of the Sub-Advisory Agreement relating to the International Growth Portfolio, the Board considered information presented by Janus with respect to options for the Portfolio’s long-term management and determined that it was satisfied with the transition to a portfolio management team and the composition of the investment management personnel to be dedicated to the Portfolio. The Board also considered the resources that had been added by ACI to its fixed income investment team. The directors considered information provided by each Sub-Adviser with respect to its financial condition and assets under management. The directors considered information presented by T. Rowe Price relating to a restructuring of some of its parent company’s corporate investment adviser subsidiaries and concluded that the reorganization would not impact T. Rowe Price’s investment strategies, processes or investment management personnel.

The directors also considered the scope of the services provided by the Sub-Advisers, noting that there were no changes in the services provided. The directors considered the succession plans with respect to the management of certain of the Sub-Advised Portfolios. Consideration was also given to the Sub-Advisers’ reputations in the industry in providing investment management services, the Sub-Advisers’ experience and the performance of the Sub-Advised Portfolios. In particular, the directors expressed their continued satisfaction with Janus’ high conviction investment style. In general, the Board considered each of the Sub-Advisers to be a solid candidate. Based on their review of these factors, their discussions with the Sub-Advisers and their experience with the services provided by the Sub-Advisers for the respective Sub-Advised Portfolios, the directors concluded that they were satisfied with the nature, extent and quality of services provided by Sub-Advisers on behalf of the respective Sub-Advised Portfolios, and the resources committed by each Sub-Adviser in providing those services.

Investment Performance. The directors reviewed the investment performance of each of the Sub-Advised Portfolios over a variety of time periods. In addition to absolute performance for each Sub-Advised Portfolio for both short and long-term periods, the directors considered (i) a comparison of each Sub-Advised Portfolio’s one-, three- and five-year (as applicable) performance to the returns of appropriate benchmarks and indices, and to the performance averages of each Sub-Advised Portfolio’s respective Morningstar and Lipper categories for the same periods, (ii) the Morningstar overall star rating for each Portfolio, and (iii) the Morningstar and the Lipper rankings for the one-, three- and five-year (as applicable) periods. The directors evaluated each Sub-Advised Portfolio’s performance against these peer groups and industry benchmarks and indices, and viewed this information as providing an objective comparative benchmark against which they could assess the performance of the Sub-Advised Portfolios. The directors also considered the performance of accounts managed in a similar manner by each of the Sub-Advisers and information from the Sub-Advisers regarding any significant differences in the performance of those accounts from that of the Sub-Advised Portfolios. In connection with their evaluation of the performance of the Sub-Advised Portfolios, the directors also took into consideration the risk profile for each Sub-Advised Portfolio over the short and long term relative to its performance. In addition to performance information presented at the meeting, the directors considered the detailed performance information, market commentary, portfolio analysis and portfolio manager presentations they received periodically throughout the year. Generally speaking, while attentive to short term performance and what it might indicate, the directors provided greater weight to longer term performance.

Approval and Continuance of Investment Sub-Advisory Agreements	251

Approval and Continuance of Investment Sub-Advisory Agreements

The directors noted in particular the consistently strong investment results of the Portfolios sub-advised by PIMCO. The directors also noted the outperformance of the International Growth Portfolio since Janus assumed the role of sub-adviser. With respect to the performance of the Focused Appreciation Portfolio, the directors were satisfied with Janus’ comments regarding factors that had impacted the Portfolio’s short term performance, particularly in light of the Portfolio’s strong longer term performance.

With respect to the performance of the Mid Cap Value and Large Company Value Portfolios, the directors considered ACI’s discussion regarding market conditions that had impacted each Portfolio’s short term performance. The directors also considered the explanation of T. Rowe Price for the recent performance of the Small Cap Value Portfolio, while noting favorably the consistency of the Portfolio’s longer term performance as well as the low portfolio turnover rates which resulted from T. Rowe Price’s management style. For the reasons and based on the discussion summarized above, the Board concluded that, on balance, it was satisfied with the relative investment performance of the Sub-Advised Portfolios.

Management Fees and Other Expenses. In evaluating the management fees and total expenses paid by the Sub-Advised Portfolios, the directors considered the actual and contractual fees paid by each Sub-Advised Portfolio. The directors also considered the sub-advisory fees, which fees are paid by Mason Street Advisers out of its management fee, including a comparison of those fees with fees charged by the Sub-Advisers for similarly managed accounts. The directors also considered a comparison of the actual and contractual management fees of the Sub-Advised Portfolios and those of an independently selected peer group of mutual funds for each of the Sub-Advised Portfolios. The directors considered that the fee schedules for many of the Sub-Advised Portfolios contained breakpoints, and that the fee schedules and breakpoints evidenced an appropriate sharing of economies of scale between the each Sub-Advised Portfolio and Mason Street Advisors. In considering the level of management fees, the directors also considered the size of the Sub-Advised Portfolios, expenses assumed by Mason Street Advisors, and the existing expense cap arrangements agreed to by Mason Street Advisors with respect to each of the Sub-Advised Portfolios. In connection with the renewal of the Sub-Advisory Agreement relating to the Focused Appreciation Portfolio, the directors took into consideration the fee reduction to be implemented in connection with the renewal. The directors considered the comparative data as a tool to help assess the reasonableness of each Sub-Advised Portfolio’s advisory fee, though they noted that it was difficult to make precise comparisons with other funds because the exact nature of services provided to peer funds is often not apparent.

The directors also considered the net expenses of each of the Sub-Advised Portfolios and compared those expenses with those of each Sub-Advised Portfolio’s respective peer group, noting that all of the Sub-Advised Portfolios were in the top two Lipper quartiles (meaning lowest expenses) of their respective peer groups for both gross and net expenses.

Based on their review of the above information and other factors deemed relevant by the directors, the directors concluded that the management fees and total expenses of each of the Sub-Advised Portfolios were reasonable in relation to the nature, scope and quality of services provided and the performance of the Sub-Advised Portfolios over time.

Costs and Profitability. The directors also considered the profitability information related to certain of the Sub-Advised Portfolios where such information had been provided and the financial statements of certain Sub-Advisers or their affiliates who had not provided specific profitability information, as well as the profitability of Mason Street Advisors. In cases where profitability information had not been provided, the directors noted that the sub-advisory fees were the result of arm’s-length negotiations between Mason Street Advisors and such Sub-Advisers. The directors also recognized that there are limitations inherent in allocating costs and calculating profitability for organizations such as the Sub-Advisers, and that it is difficult to make comparisons of profitability among investment advisers because comparative information is not generally publicly available and, when available, such information had been developed using a variety of assumptions and other factors. In connection with their review, the directors were presented with information concerning the Sub-Advisers’ soft dollar arrangements, including the Sub-Advisers’ policies for allocating brokerage for brokerage and research services and any other benefits to the Sub-Advisers arising from the Sub-Advised Portfolios. Based on their review, the directors concluded that they were satisfied that the fees paid by each of the Sub-Advised Portfolios were not excessive.

Other Information

The directors were presented with other information intended to assist them in their consideration of the continuation of the Sub-Advisory Agreements, including information about the services provided by affiliates of Mason Street Advisors to the Sub-Advised Portfolios, information regarding brokerage commissions and portfolio turnover, reports from Mason Street Advisors on its review of the respective compliance programs of the Sub-Advisers, recent compliance exceptions noted and the

The Accompanying Notes are an Integral Part of the Financial Statements.

252	Approval and Continuance of Investment Sub-Advisory Agreements

Approval and Continuance of Investment Sub-Advisory Agreements

applicable Sub-Adviser’s response, information relating to each Sub-Advisor’s risk management infrastructure, the inclusion of certain Sub-Advisers in various distribution programs of Mason Street Advisors’ affiliates, pending or recent litigation or regulatory actions to which a Sub-Adviser or its affiliates may have been a party, and the applicable Sub-Adviser’s responses to those actions, and information regarding codes of ethics, business continuity, succession planning and other matters.

Conclusions of the Directors

Based on a consideration of all information it deemed relevant in its totality, the Board, including the Independent Directors, and assisted by the advice of legal counsel independent of Mason Street Advisors, in the exercise of its business judgment concluded that it was in the best interests of each Portfolio to approve the continuation of each of the Sub-Advisory Agreements between Mason Street Advisors and the Sub-Advisers.

Approval and Continuance of Investment Sub-Advisory Agreements	253

REPORT ON FORM N-CSR

RESPONSES FOR NORTHWESTERN MUTUAL SERIES FUND, INC.

Item 2.	Code of Ethics

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and principal accounting officer or controller.

Item 3.	Audit Committee Financial Expert

The Registrant’s board of directors has determined that the Registrant has two audit committee financial experts serving on its audit committee. The names of the audit committee financial experts are Miriam M. Allison and Michael G. Smith. Each of the audit committee financial experts is independent.

Item 4.	Principal Accountant Fees and Services

(a) Audit Fees

Audit Fees and Expenses of Registrant

	2009	2010
	$519,000	$544,000

(b) Audit Related Fees

Audit-Related Fees and Expenses of Registrant

	2009	2010
	$0	$0

(c) Tax Fees

	2009	2010
	$82,730	$88,520

Review of dividend declarations
Review of excise tax calculations
Non-U.S. tax compliance

(d) All Other Fees

	2009	2010
	$0	$0

(e)(1) It is the audit committee’s policy to pre-approve all audit and non-audit service engagements for the Registrant; and any non-audit service engagement of the Registrant’s auditor by (1) the Registrant’s investment adviser and (2) any other entity in a control relationship with the investment adviser that provides ongoing services to the Registrant if, in each of (1) and (2) above, the non-audit service engagement relates directly to the operations and financial reporting of the Registrant. (2) Not applicable.

(f) Not applicable.

(g) Aggregate non-audit fees of Registrant and related service providers

	2009	2010
	$119,230	$127,020

(h) The Registrant’s audit committee has considered whether the auditor’s provision of non-audit services to the Registrant’s related service providers is compatible with the auditor’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Full Schedule of Investments is included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.	Disclosure Controls and Procedures

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this filing was recorded, processed, summarized, and reported timely.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1) The code of ethics referred to in the response to Item 2 above is attached as exhibit EX-99.12(a)(1).

(a)(2) Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as exhibit EX-99.CERT.

(b) Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as exhibit EX-99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NORTHWESTERN MUTUAL SERIES FUND, INC.

By:	/s/ R. David Ells
R. David Ells, President

Date: February 16, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ R. David Ells
R. David Ells, President

Date: February 16, 2011

By:	/s/ Walter M. Givler
Walter M. Givler, Vice-President,
Chief Financial Officer and
Treasurer

Date: February 16, 2011